SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ELECTRO-CATHETER CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ ]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
      5)  Total Fee Paid:

          ---------------------------------------------------------------------
[X]   Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
                    $861.32
          ---------------------------------------------------------------------
      2)  Form, Schedule or Registration Statement No.:
                    Schedule 14A
          ---------------------------------------------------------------------
      3)  Filing Party:
                    Catheter Technology Group, Inc.
          ---------------------------------------------------------------------
      4)  Date Filed:
                    January 23, 1998, as amended May 29, 1998, August 10, 1998 September 8, 1998, September 25, 1998 and October 7, 1998.
          ---------------------------------------------------------------------

(1) Based upon the maximum number of shares of common stock, $.10 par value, of Catheter Technology Group, Inc. ("CTG") issuable in the Restructuring Merger to holders of common stock of Cardiac Control Systems, Inc. ("Cardiac") and in the Merger to holders of common stock of the Registrant, Electro-Catheter Corporation ("Electro").

(2) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(f)(1) based upon the market value of the estimated number of shares of Electro common stock to be exchanged pursuant to the Merger (6,390,389), at a price of $.3435 per share, the average of the closing bid and asked prices of Electro common stock reported in over-the- counter trading on October 5, 1998, plus the estimated number of shares of Cardiac common stock to be exchanged pursuant to the Restructuring Merger (2,648,739), at a price of $.37 per share, the average of the closing bid and asked prices of Cardiac common stock reported in over-the-counter trading on October 5, 1998.

                          ELECTRO-CATHETER CORPORATION
                                2100 FELVER COURT
                            RAHWAY, NEW JERSEY 07065

Dear Stockholder:


         You are cordially invited to attend a special meeting of the stockholders of Electro-Catheter Corporation, a New Jersey corporation ("Electro"), to be held at 10:00 a.m., local time, on November 16, 1998, at the Newark Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114 and any and all adjournments and postponements thereof (the "Special Meeting").


         At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt an Agreement and Plan of Reorganization, dated as of January 20, 1998, as amended by a First Amendment to Agreement and Plan of Reorganization, dated as of May 5, 1998, a Second Amendment to Agreement and Plan of Reorganization, dated as of August 7, 1998 and a Third Amendment to Agreement and Plan of Reorganization, dated as of September 4, 1998 (collectively, the "Merger Agreement"), among Electro, Cardiac Control Systems, Inc., a Delaware corporation ("Cardiac"), and CCS Subsidiary, Inc., a New Jersey corporation and an indirect, wholly-owned subsidiary of Cardiac ("Sub"), providing for the merger of Sub with and into Electro (the "Merger"), as a result of which Electro will become a wholly-owned subsidiary of Cardiac and the stockholders of Electro will become stockholders of Catheter Technology Group, Inc., a Delaware corporation and parent holding company of Cardiac ("CTG"), to be formed as part of a restructuring (the "Restructuring Merger") in connection with the Merger.

         By virtue of the Merger, each outstanding share of common stock, $.10 par value per share, of Electro (the "Electro Common Stock") will be converted into the right to receive one-fifth of a share of common stock, $.10 par value per share, of CTG ("CTG Common Stock"). As a condition to the Merger, Cardiac shall have effected a one for five reverse stock split. A copy of the Merger Agreement is attached as Appendix A to the enclosed Joint Proxy Statement/Prospectus.

         The Merger will result in the reverse acquisition by Electro stockholders of CTG (as the successor issuer and parent holding company of Cardiac as a result of the Restructuring Merger) due to the fact that the number of shares of CTG Common Stock to be issued to Electro stockholders (approximately 1,278,000 shares) will represent approximately 53% of the outstanding CTG Common Stock after giving effect to the shares of CTG Common Stock to be issued in connection with the contemplated public offering to occur simultaneously with and as a condition to the Merger.

         The affirmative vote of two-thirds (2/3) of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Special Meeting is necessary for approval and adoption of the Merger Agreement and the Merger.

         The Boards of Directors of Electro and Cardiac believe that the Merger will combine complementary strengths of the companies and create a larger enterprise which would have better economies of scale, greater operations flexibility, and the enhanced ability to attract working capital and fund strategic initiatives such as technology development.

         ELECTRO'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND BELIEVES THAT THE MERGER IS IN THE BEST INTEREST OF ELECTRO AND ITS STOCKHOLDERS. AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

         Compass Capital Partners, Ltd., Electro's financial advisor, has rendered an opinion to the Board of Directors of Electro to the effect that, as of the date of such opinion, based upon the assumptions made, the matters considered and the limitations on the review undertaken, the consideration to be received by the holders of Electro Common Stock pursuant to the Merger Agreement is fair from a financial point of view.

         Details of the proposed transaction and other important information concerning Electro and Cardiac are more fully described in the accompanying Joint Proxy Statement/Prospectus. The determination of whether to vote in favor of the Merger involves the consideration by you of the risk factors described therein under "RISK FACTORS." You are urged to read carefully the Joint Proxy Statement/Prospectus as well as all exhibits thereto.

         Your vote is important. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. If you are not certain that you will attend, please complete, sign and date the accompanying proxy card and return it in the enclosed postage prepaid envelope as soon as possible. You may revoke your proxy in the manner described in the accompanying Joint Proxy Statement/Prospectus at any time before it has been voted at the Special Meeting. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                   Very truly yours,

                                   Ervin Schoenblum
                                   Acting President and Chief Operating Officer


October 15, 1998
Rahway, New Jersey

                          ELECTRO-CATHETER CORPORATION
                                2100 FELVER COURT
                            RAHWAY, NEW JERSEY 07065

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 16, 1998

TO THE STOCKHOLDERS OF ELECTRO-CATHETER CORPORATION:


         NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the "Special Meeting") of Electro-Catheter Corporation, a New Jersey corporation ("Electro"), will be held at 10:00 a.m. local time, on November 16, 1998, at the Newark Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114, for the following purposes:


         1. To consider and vote upon a proposal to approve and adopt an Agreement and Plan of Reorganization, dated as of January 20, 1998, as amended by a First Amendment to Agreement and Plan of Reorganization, dated as of May 5, 1998, a Second Amendment to Agreement and Plan of Reorganization dated as of August 7, 1998 and a Third Amendment to Agreement and Plan of Reorganization, dated as of September 4, 1998 (collectively the "Merger Agreement"), among Electro, Cardiac Control Systems, Inc., a Delaware corporation ("Cardiac"), and CCS Subsidiary, Inc., a New Jersey corporation and an indirect, wholly-owned subsidiary of Cardiac ("Sub"), providing for the merger contemplated thereby of Sub with and into Electro (the "Merger"), as a result of which Electro will become a wholly-owned subsidiary of Cardiac and the stockholders of Electro will become stockholders of Catheter Technology Group, Inc., a Delaware corporation and parent holding company of Cardiac ("CTG"), to be formed as part of a restructuring (the "Restructuring Merger") in connection with the Merger. By virtue of the Merger, each outstanding share of common stock, $.10 par value per share, of Electro ("Electro Common Stock") will be converted into the right to receive one-fifth of a share of common stock, $.10 par value per share, of CTG (the "CTG Common Stock"). As a condition to the Merger, Cardiac shall have effected a one for five reverse stock split. The Merger will result in the reverse acquisition by Electro stockholders of CTG (as the successor issuer and parent holding company of Cardiac as a result of the Restructuring Merger) due to the fact that the number of shares of CTG Common Stock to be issued to Electro stockholders (approximately 1,278,000 shares) will represent approximately 53% of the outstanding CTG Common Stock after giving effect to the shares of CTG Common Stock to be issued in connection with the contemplated financing to occur immediately prior to the Merger. A copy of the Merger Agreement is attached as Appendix A to the Joint Proxy Statement/Prospectus accompanying this Notice. The proposal to approve and adopt the Merger Agreement and the Merger must be approved by the affirmative vote of two-thirds (2/3) of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Special Meeting.

         2. To authorize the Board of Directors to adjourn the Special Meeting to a subsequent date and time, if necessary, to permit further solicitation of proxies if there are insufficient votes to constitute a quorum or to approve the Merger Agreement and the Merger. The affirmative vote of a majority of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Special Meeting is required for the authorization to adjourn the Special Meeting.

         3. To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

         The Board of Directors has fixed the close of business on September 28, 1998 as the record date for the determination of the holders of Electro Common Stock entitled to notice of, and to vote at, the Special Meeting. Accordingly, only stockholders of record at the close of business on such date are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         Details of the proposed transaction and other important information concerning Electro and Cardiac are more fully described in the accompanying Joint Proxy Statement/Prospectus which is hereby made a part of this Notice. You are urged to give this material your careful attention.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE ELECTRO BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. You may revoke your proxy in the manner described in the accompanying Joint Proxy Statement/Prospectus at any time before it has been voted at the Special Meeting. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

                       By Order of the Board of Directors,

                       Ervin Schoenblum
                       Acting President and Chief Operating Officer

October 15, 1998
Rahway, New Jersey

                                    IMPORTANT


STOCKHOLDERS CAN HELP AVOID THE NECESSITY AND EXPENSE OF FOLLOW-UP LETTERS TO ASSURE THAT A QUORUM IS PRESENT AT THE MEETING BY PROMPTLY RETURNING THE ENCLOSED PROXY.

                        JOINT PROXY STATEMENT/PROSPECTUS

                            ------------------------


                 PROXY STATEMENT OF ELECTRO-CATHETER CORPORATION
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 16, 1998


                                       AND


                PROXY STATEMENT OF CARDIAC CONTROL SYSTEMS, INC.
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 16, 1998


                            ------------------------

                  PROSPECTUS OF CATHETER TECHNOLOGY GROUP, INC

          FOR SHARES OF COMMON STOCK OF CATHETER TECHNOLOGY GROUP, INC.
             TO BE ISSUED IN THE MERGER AND THE RESTRUCTURING MERGER

                            ------------------------


         This Joint Proxy Statement/Prospectus is being furnished to holders of common stock, $.10 par value per share ("Electro Common Stock"), of Electro-Catheter Corporation, a New Jersey corporation ("Electro"), in connection with the solicitation of proxies by the Board of Directors of Electro (the "Electro Board") for use at the Special Meeting of Stockholders of Electro to be held at the Newark Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114, on November 16, 1998, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Electro Special Meeting"). Only holders of record of Electro Common Stock as of the close of business on September 28, 1998 (the "Electro Record Date") will be entitled to notice of, and to vote at, the Electro Special Meeting.

         This Joint Proxy Statement/Prospectus is also being furnished to the holders of common stock, $.10 par value per share ("Cardiac Common Stock"), of Cardiac Control Systems, Inc., a Delaware corporation ("Cardiac") in connection with the solicitation of proxies by the Board of Directors of Cardiac (the "Cardiac Board") for use at the Special Meeting of Stockholders of Cardiac to be held at 12:00 p.m., local time, on November 16, 1998, at the Newark Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114, and at any and all adjournments or postponements thereof (the "Cardiac Special Meeting"). Only holders of record of Cardiac Common Stock as of the close of business on September 28, 1998 (the "Cardiac Record Date") will be entitled to notice of, and to vote at, the Cardiac Special Meeting.


PROPOSAL TO BE CONSIDERED AT THE ELECTRO SPECIAL MEETING AND THE CARDIAC SPECIAL MEETING.

         This Joint Proxy Statement/Prospectus relates, among other things, to the proposed merger (the "Merger") of CCS Subsidiary, Inc. ("Sub"), a newly-formed New Jersey corporation and an indirect, wholly-owned subsidiary of Cardiac, with and into Electro pursuant to an Agreement and Plan of Reorganization, dated as of January 20, 1998, as amended by a First Amendment to Agreement and Plan of Reorganization, dated as of May 5, 1998, a Second Amendment to Agreement and Plan of Reorganization, dated as of August 7, 1998, and a Third Amendment to Agreement and Plan of Reorganization, dated as of September 4, 1998 (collectively, the "Merger Agreement"), among Cardiac, Electro and Sub. A copy of the Merger Agreement is attached as Appendix A (including A1, A2 and A3) to this Joint Proxy Statement/Prospectus. Upon consummation of the Merger, the separate corporate existence of Sub will cease and Electro will become a wholly-owned subsidiary of Cardiac. Pursuant to the Merger Agreement (and after the occurrence of the hereinafter referenced Reverse Split), each outstanding share of Electro Common Stock will be converted into the right to receive one-fifth of a share of common stock, $.10 par value per share ("CTG Common Stock"), of Catheter Technology Group, Inc. ("CTG"), a Delaware corporation and direct, wholly-owned subsidiary of Cardiac which will become a parent holding company of Cardiac as a result of the hereinafter referenced Restructuring Merger. See "MERGER - Exchange of Shares."

ADDITIONAL PROPOSALS TO BE CONSIDERED AT THE CARDIAC SPECIAL MEETING.

         At the Cardiac Special Meeting, the holders of Cardiac Common Stock will, in addition to the Merger, be asked to consider and vote upon proposals to: (i) approve a one for five reverse stock split (the "Reverse Split") to be effectuated by an amendment to Cardiac's Certificate of Incorporation (the "Reverse Split Amendment") whereby the number of outstanding shares of Cardiac Common Stock will be reduced to approximately 530,000 shares; (ii) approve and adopt an Agreement of Merger and Plan of Reorganization dated as of September 23, 1998 (the "Restructuring Merger Agreement") among Cardiac, CTG and CTG Merger Sub, Inc. ("Merger Sub"), a Delaware corporation and a direct, wholly-owned subsidiary of CTG, providing for the merger of Merger Sub with and into Cardiac (the "Restructuring Merger" or the "Restructuring"), as a result of which Cardiac will become a direct, wholly-owned subsidiary of CTG. By virtue of the Restructuring Merger, the stockholders of Cardiac will become stockholders of CTG, and each issued and outstanding share of Cardiac Common Stock (as adjusted for the Reverse Split) shall be deemed cancelled and converted into and shall represent the right to receive one share of CTG Common Stock; (iii) authorize adjournment of the Cardiac Special Meeting to permit the further solicitation of proxies, if necessary; and (iv) transact such other business as may properly come before the Cardiac Special Meeting or any postponements or adjournments thereof. See "REVERSE SPLIT" and "RESTRUCTURING MERGER."

PROSPECTUS

         As a result of the occurrence of the Merger and the Restructuring Merger, CTG will become the parent holding company of Cardiac, and Electro will become a direct, wholly-owned subsidiary of Cardiac. This Joint Proxy Statement/Prospectus also constitutes the Prospectus of CTG with respect to an aggregate of approximately 1,807,825 shares of CTG Common Stock to be issued in connection with the Merger and the Restructuring Merger (the "Merger Shares"). The Merger will result in: (i) the reverse acquisition by Electro stockholders of CTG due to the fact that immediately after the consummation of the Merger and the Restructuring Merger, the Merger Shares to be received by Electro stockholders will represent an aggregate of approximately 53% of the outstanding shares of CTG Common Stock (after giving effect to the approximately 25% interest in CTG to be issued in connection with the contemplated public offering to occur simultaneously with and as a condition to the consummation of the Merger), based on the number of shares of CTG Common Stock outstanding after completion of the Reverse Split and the Restructuring Merger; and (ii) the combination of the current business operations and management of Cardiac and Electro.


         Cardiac and Electro are currently traded in the over-the-counter market and are quoted on the OTC Bulletin Board. Upon consummation of the Merger, CTG intends to apply to list shares of CTG Common Stock on a regional stock exchange and/or the Nasdaq SmallCap MarketSM. There can be no assurance that CTG will be able to obtain or maintain any such listings for its shares. On October 8, 1998, there were 2,648,739 shares of Cardiac Common Stock outstanding and the last reported sale price as of that date for Cardiac Common Stock was $.39 per share. On October 8, 1998, there were 6,390,389 shares of Electro Common Stock outstanding and the last reported sale price as of that date for Electro Common Stock was $.21875 per share. Based on the last reported sale price of Electro Common Stock on October 8, 1998, the aggregate consideration of the transaction is approximately $1,397,897.

         All information contained in this Joint Proxy Statement/Prospectus with respect to Cardiac, Sub and Merger Sub has been provided by Cardiac, all information with respect to CTG has been provided by Cardiac and CTG and all information with respect to Electro has been provided by Electro.

         FOR A DISCUSSION OF CERTAIN FACTORS WHICH SHOULD BE CONSIDERED IN EVALUATING THE PROPOSALS BEFORE VOTING, SEE "RISK FACTORS" BEGINNING ON PAGE 24.

         This Joint Proxy Statement/Prospectus and the accompanying forms of proxy are first being mailed to stockholders of Electro and Cardiac, respectively, on or about October 15, 1998. A stockholder of either Electro or Cardiac who has given a proxy may revoke it at any time prior to its exercise. See "THE SPECIAL MEETINGS - Electro Special Meeting." A stockholder of Cardiac who has given a proxy may revoke it at anytime prior to its exercise. See "THE SPECIAL MEETINGS - Cardiac Special Meeting."

         Holders of record of shares of Electro Common Stock will not have appraisal rights with respect to their shares. Section 14A:11-1 of the New Jersey Business Corporation Act states that a stockholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares for which, pursuant to the plan of merger or consolidation, he will receive: (a) cash; (b) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than one thousand (1,000) holders; or (c) cash and such securities. Holders of record of shares of Cardiac Common Stock may be entitled to exercise appraisal rights with respect to their shares if they do not vote in favor of the Restructuring Merger and otherwise comply with the requirements of Section 262 of the Delaware Act. See "DISSENTERS' RIGHTS."


         As of September 30, 1998, there were 584 holders of record of Cardiac Common Stock and 699 holders of record of Electro Common Stock.


         ALL REFERENCES TO CARDIAC IN THIS PROSPECTUS WHICH RELATE TO TIME PERIODS SUBSEQUENT TO THE CONSUMMATION OF THE MERGER AND THE RESTRUCTURING MERGER, SHALL BE DEEMED TO REFER TO CTG.

                            ------------------------

THE SECURITIES TO BE ISSUED PURSUANT TO THE MERGER AND THE RESTRUCTURING MERGER HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

     The date of this Joint Proxy Statement/Prospectus is October 15, 1998.

                              AVAILABLE INFORMATION

         Cardiac and Electro are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information can be inspected and copied at the public reference facility of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Seven World Trade Center, Suite 1300, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained by mail from the Public Reference Section of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Cardiac Common Stock and Electro Common Stock are traded in the over-the-counter market and are quoted on the OTC Bulletin Board/registered trademark/ and such reports, proxy statements and other information concerning Cardiac and Electro may be inspected and copied at the offices of the National Association of Securities Dealers, Inc., 9801 Washingtonian Boulevard, Gaithersburg, Maryland 20878. In addition, Cardiac and Electro are required to file electronic versions of these documents with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system. The SEC maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

         This Joint Proxy Statement/Prospectus constitutes a part of a Registration Statement on Form S-4 (herein, together with all amendments and exhibits thereto, referred to as the "Registration Statement") filed by CTG with the SEC under the Securities Act. This Joint Proxy Statement/Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement for further information with respect to CTG Common Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of the document filed as an exhibit to the Registration Statement or otherwise filed with the SEC.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CTG, CARDIAC OR ELECTRO OR ANY OTHER PERSON. THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF CTG COMMON STOCK MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF CTG, CARDIAC OR ELECTRO SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. TO THE EXTENT, HOWEVER, THAT THERE ARE MATERIAL CHANGES WHICH OCCUR PRIOR TO THE EFFECTIVENESS OF THE MERGER WHICH WOULD MATERIALLY IMPACT A STOCKHOLDER'S INVESTMENT OR VOTING DECISION, STOCKHOLDERS ELIGIBLE TO VOTE WILL BE RESOLICITED SO AS TO BE ABLE TO TAKE SUCH CIRCUMSTANCES INTO ACCOUNT.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
AVAILABLE INFORMATION.............................................................................................4

SUMMARY..........................................................................................................10

   General.......................................................................................................10
   The Parties...................................................................................................11
   Electro Special Meeting.......................................................................................12
   Required Vote at Electro Special Meeting......................................................................13
   Abstentions and Broker Non-Votes at Electro Special Meeting...................................................13
   Adjournment of Electro Special Meeting........................................................................13
   Electro Stockholders' Dissenters' Rights......................................................................13
   Recommendation of the Electro Board...........................................................................13
   Fairness Opinion with Respect to the Merger...................................................................14
   Cardiac Special Meeting.......................................................................................14
   Abstentions and Broker Non-Votes at Cardiac Special Meeting...................................................15
   Adjournment of Cardiac Special Meeting........................................................................15
   Required Vote at Cardiac Special Meeting......................................................................15
   Cardiac Stockholders' Dissenters' Rights......................................................................16
   Recommendation of the Cardiac Board...........................................................................16
   Merger........................................................................................................16
   Reverse Split.................................................................................................19
   Restructuring Merger..........................................................................................19
   Regulatory Approval...........................................................................................20
   Risk Factors..................................................................................................20
   Federal Income Tax Consequences...............................................................................21
   Accounting Treatment..........................................................................................21
   Market Price And Dividend Data................................................................................21
   Resale of CTG Common Stock by Affiliates......................................................................23

RISK FACTORS.....................................................................................................24

   Certain Considerations Relating to Acquiring CTG Common Stock.................................................24
   Certain Considerations Relating to Merger with Electro........................................................31
   Certain Considerations Relating to Future Operations of CTG and its Subsidiaries..............................33

THE SPECIAL MEETINGS.............................................................................................35

   Electro Special Meeting.......................................................................................35
   Cardiac Special Meeting.......................................................................................37

BACKGROUND OF THE MERGER.........................................................................................38

REASONS FOR THE MERGER...........................................................................................43

   Electro's Reasons for the Merger..............................................................................43
   Cardiac's Reasons for the Merger..............................................................................46

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS.......................................................................50

   Electro Board.................................................................................................50
   Cardiac Board.................................................................................................50

OPINION OF COMPASS CAPITAL PARTNERS, LTD.........................................................................50

   January Opinion...............................................................................................50
   May Opinion...................................................................................................54

                                      -5-


MERGER...........................................................................................................56

   General.......................................................................................................56
   Merger Effective Time and Effect of the Merger................................................................56
   Exchange of Shares............................................................................................57
   Treatment of Stock Options and Warrants.......................................................................58
   Conditions to the Merger......................................................................................58
   Representations, Warranties and Covenants.....................................................................60
   Voting Agreement..............................................................................................61
   Termination of the Merger Agreement...........................................................................61
   Fees and Expenses; Termination Fees...........................................................................62
   Amendment of the Merger Agreement.............................................................................62
   Interests of Certain Persons in the Merger....................................................................63
   Redemption of The T Partnership Debt..........................................................................63

REVERSE SPLIT....................................................................................................64

   General.......................................................................................................64
   Effective Time and Effect of the Reverse Split................................................................64
   Purpose and Background of the Reverse Split...................................................................65
   Exchange of Shares............................................................................................65
   Reverse Split Amendment.......................................................................................66

RESTRUCTURING MERGER.............................................................................................66

   General.......................................................................................................66
   Effective Time and Effect of the Restructuring Merger.........................................................67
   Reasons for the Restructuring Merger..........................................................................67
   Exchange of Shares............................................................................................67
   Treatment of Stock Options and Warrants.......................................................................68
   Conditions to the Restructuring Merger........................................................................68
   Termination of the Restructuring Merger Agreement.............................................................68
   Amendment of the Restructuring Merger Agreement...............................................................68

FEDERAL INCOME TAX CONSEQUENCES..................................................................................69

   Electro Stockholders..........................................................................................69
   Cardiac Stockholders..........................................................................................70

ACCOUNTING TREATMENT.............................................................................................70

RESALE OF CTG COMMON STOCK BY AFFILIATES.........................................................................71

SEQUENCE OF EVENTS...............................................................................................71

OTC BULLETIN BOARD...............................................................................................71

BUSINESS AND MANAGEMENT AFTER THE MERGER AND THE RESTRUCTURING MERGER............................................72

DISSENTERS' RIGHTS...............................................................................................73

   Electro Stockholders..........................................................................................73
   Cardiac Stockholders..........................................................................................74

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA........................................................77

COMPARATIVE PER SHARE DATA.......................................................................................81

CTG, MERGER SUB AND SUB..........................................................................................82


                                      -6-

BUSINESS OF CARDIAC..............................................................................................82

   General.......................................................................................................82
   Products......................................................................................................83
   Sales, Marketing and Distribution Methods.....................................................................84
   Product Warranties............................................................................................86
   Certain Patents, Trademarks and Licenses......................................................................86
   Research and Development......................................................................................88
   Raw Materials and Production..................................................................................88
   Sources of Supply.............................................................................................88
   Insurance.....................................................................................................89
   Employees.....................................................................................................89
   Government Regulation.........................................................................................89
   Inventory and Backlog.........................................................................................90
   Competition in the Industry...................................................................................91
   Property......................................................................................................91
   Legal Proceedings.............................................................................................91

CARDIAC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS............................................................................................92

   Liquidity and Capital Resources...............................................................................92
   Results of Operations.........................................................................................94
   Operating Trends and Uncertainties............................................................................97
   Inflation and Changing Prices.................................................................................99
   Recent Accounting Pronouncements..............................................................................99

MANAGEMENT OF CARDIAC............................................................................................99

   Directors and Executive Officers of Cardiac...................................................................99
   Section 16 (a) Beneficial Ownership Reporting Compliance.....................................................102

CARDIAC DIRECTORS' AND EXECUTIVE OFFICERS' COMPENSATION.........................................................102

   Summary Compensation.........................................................................................102
   Option Grants in Last Fiscal Year............................................................................104
   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values............................105
   Compensation of Directors....................................................................................105
   Employment Agreements........................................................................................105
   Stock Option Plans...........................................................................................106

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CARDIAC.......................................106

   Certain Beneficial Owners....................................................................................106
   Management...................................................................................................109

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF CARDIAC.......................................................109

BUSINESS OF ELECTRO.............................................................................................111

   General......................................................................................................111
   Products.....................................................................................................112
   Sales, Marketing and Distribution Methods....................................................................113
   Product Warranties...........................................................................................113
   Certain Patents, Trademarks and Licenses.....................................................................114
   Research and Development.....................................................................................115
   Production and Sources of Supply.............................................................................115
   Insurance....................................................................................................115
   Employees....................................................................................................116


                                      -7-

   Government Regulation........................................................................................116
   Backlog......................................................................................................117
   Competition in the Industry..................................................................................118
   Property.....................................................................................................118
   Legal Proceedings............................................................................................118

ELECTRO MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS...........................................................................................119


   Recent Developments..........................................................................................119
   Liquidity and Capital Resources..............................................................................119
   Results of Operations........................................................................................121
   Operating Trends and Uncertainties...........................................................................124
   Inflation and Changing Prices................................................................................124
   Recent Accounting Pronouncement..............................................................................124


MANAGEMENT OF ELECTRO...........................................................................................125

   Directors and Executive Officers of Electro..................................................................125
   Section 16(a) Beneficial Ownership Reporting Compliance......................................................126

ELECTRO DIRECTORS' AND EXECUTIVE OFFICERS' COMPENSATION.........................................................126

   Summary Compensation.........................................................................................126
   Option Grants in Last Fiscal Year............................................................................127
   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values............................127
   Compensation of Directors....................................................................................127
   Stock Option Plans...........................................................................................127

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ELECTRO.......................................128

   Certain Beneficial Owners....................................................................................128
   Management...................................................................................................129

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF ELECTRO.......................................................130

DESCRIPTION OF SECURITIES OF CTG, CARDIAC AND SURVIVING SUBSIDIARY..............................................131

   Common Stock.................................................................................................131
   Preferred Stock of Surviving Subsidiary......................................................................132
   Warrants.....................................................................................................133
   Business Combination Provisions..............................................................................135

COMPARATIVE RIGHTS OF CTG, CARDIAC AND ELECTRO STOCKHOLDERS.....................................................135

   Cumulative Voting............................................................................................136
   Stockholder Power to Call Special Stockholders' Meeting......................................................136
   Dissolution..................................................................................................136
   Size of the Board of Directors...............................................................................136
   Classified Board of Directors................................................................................137
   Removal of Directors.........................................................................................137
   Actions by Written Consent of Stockholders...................................................................137
   Advance Notice Requirement for Stockholder Proposals and Director Nominations................................137
   Voting Requirements..........................................................................................137
   Rights of Dissenting Stockholders............................................................................138
   Inspection of Stockholders' List.............................................................................138
   Dividends....................................................................................................139
   Bylaws.......................................................................................................139
   Preemptive Rights............................................................................................139
   Transactions Involving Officers or Directors.................................................................139
   Filling Vacancies on the Board of Directors..................................................................140


                                      -8-

   Limitation of Liability of Directors.........................................................................140
   Business Combinations/Reorganizations........................................................................140
   Stockholder Derivative Suits.................................................................................141

ADJOURNMENT OF THE SPECIAL MEETINGS.............................................................................141

   Electro Special Meeting......................................................................................141
   Cardiac Special Meeting......................................................................................142

LEGAL MATTERS...................................................................................................142

EXPERTS.........................................................................................................142

INDEPENDENT ACCOUNTANTS.........................................................................................143

INDEX TO FINANCIAL STATEMENTS...................................................................................F-1

APPENDIX A        AGREEMENT AND PLAN OF REORGANIZATION..........................................................A-1
APPENDIX A1       FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION......................................A1-1
APPENDIX A2       SECOND AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION.....................................A2-1
APPENDIX A3       THIRD AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION......................................A3-1
APPENDIX B        AGREEMENT OF MERGER AND PLAN OF REORGANIZATION................................................B-1
APPENDIX C        CERTIFICATE OF AMENDMENT TO CARDIAC'S CERTIFICATE OF
                    INCORPORATION...............................................................................C-1
APPENDIX D        OPINION OF COMPASS CAPITAL PARTNERS, LTD......................................................D-1
APPENDIX E        SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW...........................................E-1

                                     SUMMARY

         THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS JOINT PROXY STATEMENT/PROSPECTUS. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS JOINT PROXY STATEMENT/PROSPECTUS. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS JOINT PROXY STATEMENT/PROSPECTUS AND THE EXHIBITS HERETO. COPIES OF THE MERGER AGREEMENT, THE RESTRUCTURING MERGER AGREEMENT AND THE REVERSE SPLIT AMENDMENT ARE ATTACHED AS APPENDICES A (INCLUDING A-1, A-2 AND A-3), B AND C, RESPECTIVELY, TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND REFERENCE IS MADE THERETO FOR A COMPLETE DESCRIPTION OF THE TERMS OF THE MERGER, THE RESTRUCTURING MERGER AND THE REVERSE SPLIT. EACH STOCKHOLDER SHOULD READ CAREFULLY THIS JOINT PROXY STATEMENT/PROSPECTUS AND THE EXHIBITS HERETO IN THEIR ENTIRETY.

         THIS JOINT PROXY STATEMENT/PROSPECTUS CONTAINS A NUMBER OF FORWARD-LOOKING STATEMENTS WHICH REFLECT THE CURRENT VIEWS OF CTG, CARDIAC AND/OR ELECTRO WITH RESPECT TO FUTURE EVENTS THAT MAY HAVE AN EFFECT ON THEIR FUTURE PERFORMANCE. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES, INCLUDING THOSE SET FORTH UNDER "RISK FACTORS" AND ELSEWHERE HEREIN, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL OR CURRENTLY ANTICIPATED RESULTS. STOCKHOLDERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS.

GENERAL

         This Joint Proxy Statement/Prospectus relates to: (i) the proposed Reverse Split of shares of Cardiac Common Stock to be completed prior to the Restructuring Merger and as a condition to both the consummation of the Merger and consummation of the Restructuring Merger; (ii) the proposed Merger of Sub with and into Electro pursuant to the Merger Agreement, whereby Electro will become a wholly-owned subsidiary of Cardiac, said Merger to be completed simultaneously with and as a condition to the consummation of the Restructuring Merger; and (iii) the proposed Restructuring Merger pursuant to which Cardiac will become a direct, wholly-owned subsidiary of CTG, said Restructuring Merger to be completed simultaneously with and as a condition to the consummation of the Merger (with the result that Electro will become a direct, wholly-owned subsidiary of Cardiac). See "MERGER," "REVERSE SPLIT" and "RESTRUCTURING MERGER."

         The Merger will result in: (i) the reverse acquisition by Electro stockholders of CTG due to the fact that immediately after the consummation of the Merger and the Restructuring Merger, the Merger Shares to be received by Electro stockholders will represent an aggregate of approximately 53% of the outstanding shares of CTG Common Stock (after giving effect to the approximately 25% interest in CTG to be issued in connection with the contemplated public offering to occur simultaneously with and as a condition to the consummation of the Merger), based on the number of shares of CTG Common Stock after completion of the Reverse Split and the Restructuring Merger; and (ii) the combination of the current business operations and management of Cardiac and Electro.

         Assuming that the stockholders of both Electro and Cardiac approve all of the transactions proposed herein, the sequence of events would be as follows:

         First, the Reverse Split, whereby the number of outstanding shares of Cardiac Common Stock would be reduced to approximately 530,000 shares, would be effectuated by the Reverse Split Amendment; and

         Second, the Merger and the Restructuring Merger would both be effectuated simultaneously resulting in Electro becoming a direct, wholly-owned subsidiary of Cardiac, with Cardiac in turn being a direct, wholly-owned subsidiary of CTG.

         Following the completion of the Reverse Split, the Merger and the Restructuring Merger, CTG intends to apply to list shares of CTG Common Stock on a regional exchange and/or the Nasdaq SmallCap Market. Prior to the transactions contemplated herein and the offerings to be made in connection therewith, there has been no public market for CTG Common Stock and there can be no assurance that CTG will be able to obtain or maintain any such listings for its shares. See "MERGER - OTC Bulletin Board."

         No fractional shares of Cardiac Common Stock will be issued in the Reverse Split, and no fractional shares of CTG Common Stock will be issued in either of the Merger or the Restructuring Merger. In lieu of any such fractional shares, American Stock Transfer & Trust Company will act as the exchange agent (the "Exchange Agent") and shall, on behalf of all holders of such fractional shares, aggregate all such fractional shares and sell the resulting shares for the account of such holders who thereafter shall be entitled to receive, on a pro rata basis, the proceeds of the sale of such shares, without interest thereon. See "MERGER - Exchange of Shares," "REVERSE SPLIT - Exchange of Shares" and "RESTRUCTURING MERGER - Exchange of Shares."

THE PARTIES

         CARDIAC. Cardiac was incorporated as Supramedics, Inc. on June 20, 1980 under the laws of the State of Delaware and on August 28, 1980 changed its name to Cardiac Control Systems, Inc. to more accurately reflect the business of the company. Cardiac is engaged in the design, development, manufacture, marketing and sale of implantable leads and cardiac pacing systems, as well as the design, development and manufacture of leads on an original equipment manufacturing ("OEM") basis. These systems consist of single-chamber, dual-chamber and single-lead atrial-controlled ventricular cardiac pacemakers together with connecting electrode leads and equipment for the external programming and monitoring of the pacemakers. Cardiac has received classification (clearance) from the United States Food and Drug Administration ("FDA") to distribute commercially products consisting of a line of single-chamber and dual-chamber pacemaker systems and a single-lead atrial-controlled ventricular cardiac pacing system. The equipment used for the external programming and monitoring of Cardiac's pacemaker products is usually loaned without charge to physicians and other purchasers of Cardiac's products. Cardiac's products are "medical devices" as defined by the FDA and thus are subject to Federal regulations enforced by the FDA, including restrictions on the commercial introduction of products and clinical testing requirements.

         Cardiac Common Stock, which historically was listed in the Nasdaq SmallCap Market, was delisted effective August 30, 1991 as a result of non-compliance with Nasdaq SmallCap Market's capital and surplus requirement then in effect of $375,000. However, Cardiac Common Stock is currently quoted on the OTC Bulletin Board. This service allows market makers to enter quotes and trade securities that do not meet Nasdaq SmallCap Market qualification requirements. Upon consummation of the Merger, CTG, as the parent holding company of Cardiac, intends to apply to list its shares on a regional exchange and/or the Nasdaq SmallCap Market. Prior to the transactions contemplated herein and the offerings to be made in connection therewith, there has been no public market for CTG Common Stock and there can be no assurance that CTG will be able to obtain or maintain any such listings for its shares. See "OTC BULLETIN BOARD."

         The mailing address of Cardiac's principal executive office is 3 Commerce Boulevard, Palm Coast, Florida 32164 and its telephone number is (904) 445-5450. See "BUSINESS OF CARDIAC."

         ELECTRO. Electro was incorporated in New Jersey in 1961. Electro is engaged in the business of design, development, manufacture, marketing and sale of catheters and related devices utilized in connection with illnesses of the heart and circulatory system. Catheters are hollow tubes that can be passed through veins, arteries and other anatomical passageways. Electro has targeted electrophysiology as its focal area for future growth, but intends to maintain and develop products for the emergency care, invasive and non-invasive cardiology and invasive radiology markets. Electro is also seeking to expand its OEM business to capitalize on its catheter technology expertise and its manufacturing capabilities. Electro produces a wide range of catheter products intended to be utilized by doctors and other trained hospital personnel for diagnostic as well as therapeutic purposes. Like Cardiac, the products of Electro are "medical devices" within the meaning of the Federal Food, Drug and Cosmetics Act, as amended (the "FDA Act"), and are subject to the Federal regulations enforced by the FDA, including restrictions on the commercial introduction of products and clinical testing requirements relative to the marketing thereof. Electro has received FDA authorization to market its principal existing products or is exempt from authorization requirements as provided by law, for certain devices already in existence prior to amendment of the FDA Act.

         Electro Common Stock, which historically was listed in the Nasdaq SmallCap Market, was delisted effective August 28, 1997 as a result of non-compliance with the Nasdaq SmallCap Market's bid price requirement then in effect. However, Electro is currently quoted on the OTC Bulletin Board. This service allows market makers to enter quotes and trade securities that do not meet Nasdaq SmallCap Market qualification requirements.

         The mailing address of Electro's principal executive offices is 2100 Felver Court, P.O. Box 1214C, Rahway, New Jersey 07065 and its telephone number is (732) 382-5600.

         CTG. CTG was incorporated under the laws of the State of Delaware on September 9, 1998, as a direct, wholly-owned subsidiary of Cardiac. The address of CTG's executive offices and telephone number are the same as those of Cardiac.

         MERGER SUB. Merger Sub was incorporated under the laws of the State of Delaware on September 9, 1998 and is the immediate parent of Sub. Merger Sub is a direct, wholly-owned subsidiary of CTG. The address of CTG's executive offices and telephone number are the same as those of Cardiac.

         SUB. Sub was incorporated under the laws of New Jersey on December 9, 1997 and is a direct, wholly-owned subsidiary of Merger Sub. The address of Sub's executive offices and telephone number are the same as those of Cardiac.

ELECTRO SPECIAL MEETING


         TIME, DATE AND PLACE. The Electro Special Meeting will be held on November 16, 1998, at Newark Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114, at 10:00 a.m., local time.


         PURPOSE OF ELECTRO SPECIAL MEETING. At the Electro Special Meeting, stockholders of Electro will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and the Merger and a proposal to authorize the Electro Board to adjourn the Electro Special Meeting to a subsequent date and time to permit further solicitation of proxies if there are insufficient votes to constitute a quorum or to approve the Merger Agreement and the Merger and such other matters as may be properly brought before the Electro Special Meeting.

         RECORD DATE, QUORUM AND SHARES ENTITLED TO VOTE. Only holders of record of shares of Electro Common Stock at the close of business on September 28, 1998 are entitled to notice of, and to vote at, the Electro Special Meeting. At the close of business on September 28, 1998, there were outstanding 6,390,389 shares of Electro Common Stock which are entitled to vote at the Electro Special Meeting. Each share of Electro Common Stock is entitled to one vote at the Electro Special Meeting.

         The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Electro Common Stock entitled to vote at the Electro Special Meeting is necessary to constitute a quorum at such meeting.

         PROXIES AND REVOCATION OF PROXIES. The enclosed Electro proxy card permits each stockholder to vote "FOR" or "AGAINST" (or "ABSTAIN" from) approval and adoption of the Merger Agreement and the Merger. If properly executed and returned, such proxies will be voted in accordance with the choice specified. Where a signed proxy card is returned, but no choice is specified, the shares will be voted FOR approval and adoption of the Merger Agreement and the Merger and for the authorization of the Electro Board to adjourn the Electro Special Meeting to permit the further solicitation of proxies, if necessary.

         A proxy relating to the Electro Special Meeting may be revoked at any time before it is exercised. A stockholder may revoke a proxy by filing with the Secretary of Electro written notice of revocation bearing a later date than the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the

Electro Special Meeting and affirmatively voting in person (although mere attendance at the Electro Special Meeting will not in and of itself constitute revocation of a proxy). The name and address of the Secretary of Electro to whom any notice of revocation should be delivered is Arlene Bell, Electro-Catheter Corporation, 2100 Felver Court, Rahway, New Jersey 07065.

         OTHER MATTERS. Representatives of the independent auditors of Electro are expected to be present at the Electro Special Meeting. See "INDEPENDENT ACCOUNTANTS."

REQUIRED VOTE AT ELECTRO SPECIAL MEETING

         The holders of a majority of the aggregate outstanding shares of Electro Common Stock present in person, or by proxy, will constitute a quorum for the transaction of business at the Electro Special Meeting. The proposal to approve and adopt the Merger Agreement and the Merger must be approved by the affirmative vote of two-thirds (2/3) of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Electro Special Meeting. The proposal to authorize the Electro Board to adjourn the Electro Special Meeting to permit the further solicitation of proxies, if necessary, requires the affirmative vote of a majority of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Electro Special Meeting. If there are insufficient votes to constitute a quorum or to approve the Merger Agreement and the Merger at the Electro Special Meeting, it is contemplated that such meeting would be adjourned in order to permit further solicitation of proxies. See "ADJOURNMENT OF THE SPECIAL MEETINGS
- Electro Special Meeting."

         Each share of Electro Common Stock is entitled to one vote at the Electro Special Meeting. The T Partnership, LLP, a New Jersey limited liability partnership ("The T Partnership") and a stockholder and creditor of Electro holding an aggregate of approximately 30% of the Electro Common Stock, has entered into a Voting Agreement and Irrevocable Proxy dated as of January 20, 1998 (the "Voting Agreement") with Cardiac whereby The T Partnership has agreed to vote in favor of the approval of the Merger Agreement and the Merger. See "THE SPECIAL MEETINGS - Electro Special Meeting" and "MERGER - Voting Agreement."

ABSTENTIONS AND BROKER NON-VOTES AT ELECTRO SPECIAL MEETING

         At the Electro Special Meeting, abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business but will not be counted as a "vote cast" on any matter to which it relates. A "broker non-vote" refers to shares represented at the Electro Special Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on such matter.

ADJOURNMENT OF ELECTRO SPECIAL MEETING

         At the Electro Special Meeting, the Electro stockholders will vote upon a proposal to authorize the Electro Board to adjourn the Electro Special Meeting in order to permit further solicitation of proxies, if necessary. See "ADJOURNMENT OF THE SPECIAL MEETINGS - Electro Special Meeting."

ELECTRO STOCKHOLDERS' DISSENTERS' RIGHTS

         Holders of record of shares of Electro Common Stock will not have appraisal rights with respect to the shares. See "DISSENTERS' RIGHTS - Electro Stockholders."

RECOMMENDATION OF THE ELECTRO BOARD

         The Electro Board has unanimously approved the Merger Agreement and the Merger and believes the approval of the Merger Agreement, the Merger and the transactions contemplated thereby are in the best interests of Electro and its stockholders. The Electro Board unanimously recommends that the Electro stockholders vote

"FOR" approval and adoption of the Merger Agreement and the Merger and to authorize the Electro Board, in its discretion, to adjourn the meeting to another date and time if deemed necessary by the Board for solicitation of additional proxies. In considering the recommendation of the Electro Board to approve and adopt the Merger Agreement and the Merger, Electro stockholders should be aware that both members of the Electro Board are partners in The T Partnership, along with three other partners. As of September 30, 1998, Electro was indebted to The T Partnership in an amount equal to approximately $2.5 million. See "BACKGROUND OF THE MERGER" "REASONS FOR THE MERGER - Electro's Reasons for the Merger" and "RECOMMENDATIONS OF THE BOARDS OF DIRECTORS - Electro Board."

FAIRNESS OPINION WITH RESPECT TO THE MERGER

         The Electro Board has received an opinion of Compass Capital Partners, Ltd. ("Compass"), Electro's financial advisor in connection with the Merger, to the effect that, as of the date of such opinion, the consideration to be received by holders of shares of Electro Common Stock pursuant to the Merger is fair to such stockholders from a financial point of view. A copy of such opinion is attached as Appendix D to this Joint Proxy Statement/Prospectus. See "OPINION OF COMPASS CAPITAL PARTNERS, LTD."

CARDIAC SPECIAL MEETING


         TIME, DATE AND PLACE. The Cardiac Special Meeting will be held at 12:00 p.m., local time, on November 16, 1998, at the Newark Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114.


         PURPOSE OF CARDIAC SPECIAL MEETING. At the Cardiac Special Meeting, stockholders of Cardiac will be asked to consider and vote upon proposals to:
(i) approve the Reverse Split; (ii) ratify, approve and adopt the Merger Agreement and the Merger; (iii) approve and adopt the Restructuring Merger Agreement and the Restructuring Merger; and (iv) authorize the Cardiac Board to adjourn the Cardiac Special Meeting to a subsequent date and time to permit further solicitation of proxies if there are insufficient votes to constitute a quorum or to approve the proposed transactions and such other matters as may be properly brought before such Cardiac Special Meeting.

         RECORD DATE, QUORUM AND SHARES ENTITLED TO VOTE. Only holders of record of shares of Cardiac Common Stock at the close of business on September 28, 1998 are entitled to notice of, and to vote at, the Cardiac Special Meeting. At the close of business on September 28, 1998, there were outstanding 2,648,739 shares of Cardiac Common Stock which are entitled to vote at the Cardiac Special Meeting. Each share of Cardiac Common Stock is entitled to one vote at the Cardiac Special Meeting.

         The presence, either in person or by properly executed proxy, of the holders of a majority of the shares of Cardiac Common Stock entitled to vote at the Cardiac Special Meeting is necessary to constitute a quorum at such meeting.

         PROXIES AND REVOCATION OF PROXIES. The enclosed Cardiac proxy card permits each stockholder to vote "FOR" or "AGAINST" (or "ABSTAIN" from) approval of the Reverse Split, ratification, approval and adoption of the Merger Agreement and the Merger, approval and adoption of the Restructuring Merger Agreement and the Restructuring Merger and authorization for adjournment of the Cardiac Special Meeting. If properly executed and returned, such proxies will be voted in accordance with the choice specified. Where a signed proxy card is returned, but no choice is specified, the shares will be voted "FOR" approval of the Reverse Split, ratification, approval and adoption of the Merger Agreement and the Merger, approval and adoption of the Restructuring Merger Agreement and the Restructuring Merger and the authorization of the Cardiac Board to adjourn the Cardiac Special Meeting to permit the further solicitation of proxies, if necessary.

         A proxy relating to the Cardiac Special Meeting may be revoked at any time before it is exercised. A stockholder may revoke a proxy by filing with the Secretary of Cardiac written notice of revocation bearing a later date than the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Cardiac Special Meeting and affirmatively voting in person (although mere attendance at the Cardiac Special

Meeting will not in and of itself constitute revocation of a proxy). The name and address of the Assistant Secretary of Cardiac to whom any notice of revocation should be delivered is W. Alan Walton, Cardiac Control Systems, Inc., 3 Commerce Boulevard, Palm Coast, Florida 32614.

ABSTENTIONS AND BROKER NON-VOTES AT CARDIAC SPECIAL MEETING

         At the Cardiac Special Meeting, abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at such meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same effect as a vote against the matter. Broker non-votes will be treated as "present" and "entitled to vote" and will be counted for purposes of determining a quorum. However, broker non-votes will not be treated as "present" and "entitled to vote" and will not be counted for any purpose in determining whether a matter has been approved. A "broker non-vote" refers to shares represented at the Cardiac Special Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on such matter.

ADJOURNMENT OF CARDIAC SPECIAL MEETING

         At the Cardiac Special Meeting, the Cardiac stockholders will vote upon a proposal to authorize the Cardiac Board to adjourn the Cardiac Special Meeting in order to permit further solicitation of proxies, if necessary. See "ADJOURNMENT OF THE SPECIAL MEETINGS - Cardiac Special Meeting."

REQUIRED VOTE AT CARDIAC SPECIAL MEETING

         Stockholder ratification, approval and adoption of the Merger Agreement and the Merger are not required by the Delaware General Corporation Law (the "Delaware Act"), however, such approvals are a condition precedent to the Merger becoming effective and the Cardiac Board believes that it is in the best interests of the stockholders that approval thereof by Cardiac stockholders be a condition to the consummation of the Merger. The Delaware Act requires that the Reverse Split and the Restructuring Merger Agreement and the Restructuring Merger be approved and adopted by the Cardiac stockholders.

         The proposals to approve the Reverse Split, ratify, approve and adopt the Merger Agreement and the Merger, and approve and adopt the Restructuring Merger Agreement and the Restructuring Merger will be approved if each proposal receives the affirmative vote of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote at the Cardiac Special Meeting. The proposal to authorize adjournment of the Cardiac Special Meeting to permit the further solicitation of proxies, if necessary, will be approved if such proposal receives the affirmative vote of the holders of a majority of the shares of Cardiac Common Stock present in person or represented by proxy and entitled to vote at the Cardiac Special Meeting. If there are insufficient votes to constitute a quorum or to approve the Reverse Split, ratify, approve and adopt the Merger Agreement and the Merger and approve and adopt the Restructuring Merger Agreement and the Restructuring Merger at the Cardiac Special Meeting, it is contemplated that such meeting would be adjourned in order to permit further solicitation of proxies. See "ADJOURNMENT OF THE SPECIAL MEETINGS - Cardiac Special Meeting."

         Each share of Cardiac Common Stock is entitled to one vote at the Cardiac Special Meeting.

         Since the Reverse Split, the Merger and the Restructuring Merger are all interdependent and the consummation of each action is conditioned upon receipt of approval for all three proposals, the failure of the Cardiac stockholders to approve and adopt any one of the proposals will result in the Reverse Split, the Merger and the Restructuring Merger not occurring.

CARDIAC STOCKHOLDERS' DISSENTERS' RIGHTS

         Holders of record of shares of Cardiac Common Stock are entitled to exercise dissenters' appraisal rights with respect to their shares if they do not vote in favor of the Restructuring Merger and otherwise comply with the requirements of Section 262 of the Delaware Act legal requirements. See "DISSENTERS' RIGHTS - Cardiac Stockholders."

RECOMMENDATION OF THE CARDIAC BOARD

         The Cardiac Board has approved the Reverse Split, the Merger Agreement and the Merger, and the Restructuring Merger Agreement and the Restructuring Merger and the transactions contemplated thereby, and believes that the Reverse Split, the Merger, and the Restructuring Merger are in the best interests of Cardiac and its stockholders. After careful consideration, the Cardiac Board recommends that the Cardiac stockholders vote "FOR" approval of the Reverse Split, ratification, approval and adoption of the Merger Agreement and the Merger, and approval and adoption of the Restructuring Merger Agreement and the Restructuring Merger and to authorize the Cardiac Board, in its discretion, to adjourn the meeting to another date and time if deemed necessary by the Board for solicitation of additional proxies. See "BACKGROUND OF THE MERGER," "REASONS FOR THE MERGER - Cardiac's Reasons for the Merger" and "RECOMMENDATIONS OF THE BOARDS OF DIRECTORS - Cardiac Board."

MERGER

         GENERAL. Upon: (i) approval and adoption of the Merger Agreement and Merger by the Electro stockholders; (ii) approval of the Reverse Split, ratification, approval and adoption of the Merger Agreement and the Merger, and approval and adoption of the Restructuring Merger Agreement and the Restructuring Merger, by the Cardiac stockholders; and (iii) prior to the consummation of the Merger, Cardiac will effectuate the Reverse Split on a one for five basis. The Merger and the Restructuring Merger will be effectuated simultaneously with the result that CTG will become a parent holding company. Cardiac stockholders will become CTG stockholders and will hold their shares of capital stock without any change in number, designation, terms or rights from the shares of Cardiac Common Stock previously held by them. See "COMPARATIVE RIGHTS OF CTG, CARDIAC AND ELECTRO STOCKHOLDERS." Upon the filing of a Certificate of Merger with the Secretary of State of the State of New Jersey, or at such later time as may be provided in the Certificate of Merger (the "Merger Effective Time"), Sub will be merged with and into Electro, and CTG will thereby acquire all of the issued and outstanding shares of Electro Common Stock. Sub will cease to exist as a separate corporation and Electro will be the surviving subsidiary corporation in the Merger (the "Surviving Subsidiary"). The Certificate of Incorporation (the "Electro Certificate of Incorporation") and the Bylaws of Electro (the "Electro Bylaws") as in effect at the Merger Effective Time will be the Certificate of Incorporation and the Bylaws of the Surviving Subsidiary, except that the Electro Certificate of Incorporation shall be amended to decrease its authorized shares to 11,000 shares consisting of 10,000 shares of common stock, $.10 par value per share, and 1,000 shares of preferred stock, no par value, designated as Series A preferred stock with certain rights and privileges. For a summary of various differences between the rights of Electro stockholders and the rights of holders of CTG Common Stock, see "COMPARATIVE RIGHTS OF CTG, CARDIAC AND ELECTRO STOCKHOLDERS." See also "DESCRIPTION OF SECURITIES OF CTG, CARDIAC AND SURVIVING SUBSIDIARY." The Merger will be accounted for as a purchase for accounting and financial reporting purposes. See "ACCOUNTING TREATMENT."

         MERGER EXCHANGE RATIO. Each outstanding share of Electro Common Stock will be deemed cancelled and converted into and shall represent the right to receive one-fifth of a share of CTG Common Stock (the "Merger Exchange Ratio") after giving effect to the Reverse Split. The Merger Exchange Ratio is the result of arm's-length negotiations between the parties, and was reflective of the market price of each company's common stock, as well as the current status and future prospects of the companies. The Merger Exchange Ratio may only be adjusted by amendment to the Merger Agreement.

         CONDITIONS TO THE MERGER. The obligations of Cardiac, Electro and Sub to consummate the Merger are subject to the satisfaction of certain conditions, including, among other things: (i) the approval and adoption of the

Merger Agreement and the Merger by the stockholders of each of Electro and Cardiac; (ii) the securing of a minimum of $4.0 million in financing, in addition to any existing debt obligations of both Cardiac and Electro, on terms acceptable to both Cardiac and Electro; (iii) the completion by Cardiac of the Reverse Split and the Restructuring Merger; and (iv) other customary conditions. None of the material conditions to the obligations of Cardiac, Sub or Electro to consummate the Merger may be waived or modified by the party that is, or whose stockholders are, entitled to the benefits thereof. See "MERGER - Conditions to the Merger."


         In order to secure the necessary funds to satisfy the financing condition of $4.0 million contained in the Merger Agreement, CTG intends to undertake a public offering of its common stock as well as obtaining additional debt financing. The public offering, as structured, contemplates the offering of approximately 650,000 shares of CTG Common Stock (the "Newly Offered Shares") simultaneously with and as a condition to the consummation of the Merger, but after the Reverse Split. CTG does not intend to engage the services of a managing underwriter; rather, CTG intends to offer and sell the Newly Offered Shares on a "best efforts" basis through a syndicate of selected broker-dealers and/or through its executive officers and directors, who will not be compensated therefor. A registration statement relating to the Newly Offered Shares will be filed with the SEC to register the Newly Offered Shares. The Newly Offered Shares may not be sold nor may offers to buy such shares be accepted prior to the time that such registration statement becomes effective. This Joint Proxy Statement/Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Newly Offered Shares in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. See "REASONS FOR THE MERGER - Cardiac's Reasons for the Merger" and "MERGER - Conditions to the Merger."

         CTG intends to obtain $2.5 to $3.3 million in funds through the public offering and to finance the remainder of the amounts required to satisfy the financing condition of $4.0 million with debt financing. In the event that CTG is unsuccessful in obtaining the funds expected through its public offering, CTG intends to supplement additional funds needed to satisfy the financing condition with additional debt financing. Three proposals for the debt financing have been received by Cardiac from prospective lenders. All three proposals contemplate a working capital credit facility secured by accounts receivable, inventory and equipment of CTG. If sufficient debt financing is not available from these prospective lenders to satisfy the financing condition, CTG intends to obtain additional financing through alternative debt financing sources, which may be more costly than the current proposals. See "MERGER - Conditions to the Merger."


         THIRD PARTY CONSENTS. Pursuant to the terms of a loan and security agreement between Cardiac and Coast Business Credit, a division of Southern Pacific Bank ("Coast") dated June 13, 1997 (the "Coast Loan Agreement"), Cardiac must obtain Coast's written consent prior to merging or consolidating with another party. The Merger and the transactions contemplated thereby have been discussed thoroughly with Coast, and Coast is one of the parties that has proposed to provide the incremental debt funding discussed in the prior paragraph. However, Cardiac has not yet received consent from Coast and will not until Coast has completed its due diligence relative to its participation in the transaction. If Coast participates in the transaction by providing incremental debt financing, then it will also provide the consent required. If another party provides the debt financing, then sufficient debt financing will be provided to pay all obligations to Coast, and thus its consent will not be necessary.

         Pursuant to the terms of a loan and security agreement between Cardiac and Sirrom Capital Corporation ("Sirrom") dated March 31, 1995 (the "Sirrom Loan Agreement"), Cardiac must obtain Sirrom's written consent in connection with the transactions contemplated by the Merger and the Restructuring Merger. The Merger and the Restructuring Merger and the transactions contemplated thereby have been discussed thoroughly with Sirrom. Sirrom has given its verbal approval to the Reverse Split, the Merger, the Restructuring Merger and the transactions contemplated thereby, and has indicated that it will provide its written consent upon reviewing final documents and arrangements for any incremental debt to be incurred as part of the financing contingency to the Merger and the Restructuring Merger. If Sirrom were not to give its final written consent the Merger could not occur.

         SOLICITATION OF THIRD-PARTY OFFERS. In the Merger Agreement, Electro and Cardiac have agreed not to solicit, initiate or intentionally encourage proposals or offers, or to take certain other actions, relating to any merger, consolidation, share exchange, purchase or other acquisition of all or (other than in the ordinary course of business) any substantial portion of the assets or any substantial equity interest in either party or any business combination with either party; PROVIDED, HOWEVER, that nothing contained in the Merger Agreement shall prohibit the Electro Board or the Cardiac Board from furnishing information to, or entering into discussions or negotiations with: (a) any unaffiliated third party that makes or is proposing to make an unsolicited written, bona fide offer with respect to an Acquisition Transaction, if the Electro Board or the Cardiac Board based upon the written advice of outside legal counsel determines in good faith that such action is necessary for the Electro Board or the Cardiac Board to comply with its fiduciary duties under applicable law and prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, Electro or Cardiac provides written notice to the other party; and
(b) such parties who have made proposals, formal or informal, which may become a Superior Proposal as to which either Electro or Cardiac has advised the other, in writing, prior to the date of the Merger Agreement. The Merger Agreement provides that if either Cardiac or Electro receives any unsolicited offer or proposal to enter into negotiations relating to an Acquisition Transaction, such party shall notify the other party thereof, including information as to the identity of the party making such offer or proposal and the specific terms thereof. See "MERGER - Representations, Warranties and Covenants."

         VOTING AGREEMENT. To facilitate the consummation of the Merger, Cardiac entered into the Voting Agreement with The T Partnership, the form of which is attached as Exhibit 5.1 to Appendix A to this Joint Proxy Statement/Prospectus. Approximately 30% of the outstanding shares of Electro Common Stock are represented by the Voting Agreement. The T Partnership has also granted to Ervin Schoenblum, a director and Acting President of Electro, an irrevocable proxy to vote its shares of Electro Common Stock as specified in the Voting Agreement in the event that The T Partnership elects not to so vote such shares. See "MERGER
- Voting Agreement."

         TERMINATION OF THE MERGER AGREEMENT; TERMINATION FEES. The Merger Agreement shall be terminated, and the Merger abandoned, notwithstanding the approval by the respective boards of directors and stockholders of Cardiac, Sub and Electro of the Merger Agreement and the Merger in the event the conditions set forth in Article VII of the Merger Agreement shall not have been met by January 31, 1999. Furthermore, under certain conditions, the Merger Agreement may be terminated prior to the Merger Effective Time, whether prior to or after approval by the Electro and Cardiac stockholders. If the Merger Agreement is terminated, the Merger Agreement provides, in certain specified circumstances, for the allocation of fees and expenses incurred by the parties in connection with the transactions contemplated by the Merger. Moreover, in the event that the Merger Agreement is terminated as a result of the receipt by one party of a Superior Proposal and a determination (made in accordance with the terms of the Merger Agreement) that accepting the Superior Proposal is necessary to comply with the fiduciary duty of the board of directors of such party under applicable law, the Merger Agreement provides for the payment by the terminating party of a termination fee to the other party. See "MERGER - Termination of the Merger Agreement - Fees and Expenses; Termination Fees."

         AMENDMENT OF THE MERGER AGREEMENT. At any time prior to the Merger Effective Time, the parties may, by written agreement, modify or amend the Merger Agreement, provided that, material provisions may not be amended or modified: (i) after the Merger Agreement has been approved and adopted by Electro's stockholders, without the affirmative vote of two-thirds (2/3) of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Electro Special Meeting; or (ii) after the Merger Agreement has been approved and adopted by Cardiac's stockholders, without the affirmative vote of the holders of a majority of the shares of Cardiac Common Stock present in person or represented by proxy and entitled to vote at the Cardiac Special Meeting.


         INTERESTS OF CERTAIN PERSONS IN THE MERGER. Ervin Schoenblum and Abraham Nechemie, who comprise the entire Electro Board, are two of the five partners constituting The T Partnership, which owns approximately 30% of the outstanding shares of Electro Common Stock and which is a creditor of Electro, with total indebtedness due to The T Partnership at September 30, 1998 of approximately $2.5 million. The T Partnership has beneficial ownership of 2,464,844 shares of Electro Common Stock, which includes 83,344 and 500,000 shares which The T Partnership has the right to acquire pursuant to outstanding warrants. In addition to the shares held by The T Partnership, Messrs. Schoenblum and Nechemie also hold currently exercisable stock options with respect to 64,000 and 5,000 shares of Electro Common Stock, respectively. Messrs. Fred Lafer, Stephen Shapiro and Henry Taub are the three other partners constituting The T Partnership. See "MERGER - Interests of Certain Persons in the Merger."

         Tracey E. Young, a director of Cardiac, has provided Cardiac with consulting services on clinical studies and other matters. As of December 26, 1997, Ms. Young has invoiced Cardiac approximately $100,000 for consulting services performed by her through such date. She provided no further consulting services after such date. Cardiac intends to pay Ms. Young for her consulting services with funds obtained through its public offering in connection with the Merger. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF CARDIAC."

         Pursuant to the terms of the Merger Agreement: (i) Messrs. Schoenblum and Nechemie are to be appointed directors of CTG upon the Merger Effective Time; (ii) Saiber Schlesinger Satz & Goldstein, LLC ("Saiber"), Electro's legal counsel, is to be paid legal fees at the closing of the Merger; and (iii) Greenberg Traurig, P.A. ("Greenberg"), Cardiac's legal counsel, is to be paid legal fees at the closing of the Merger. See "MERGER - Interests of Certain Persons in the Merger" and "LEGAL MATTERS."


         REDEMPTION OF THE T PARTNERSHIP DEBT. The Merger Agreement contemplates that the total indebtedness outstanding and due to The T Partnership as of September 30, 1998 plus interest accrued thereon (totaling approximately $2.5 million) shall be redeemed at the Merger Effective Time by: (a) the issuance by the surviving subsidiary corporation in the Merger (the "Surviving Subsidiary") to The T Partnership of an aggregate of 1,000 shares of Series A 9% preferred stock, no par value (the "Series A Preferred Stock") of the Surviving Subsidiary, which shares shall have a liquidation value equal to, and shall be issued in redemption of, $1.0 million of the indebtedness and shall be convertible into shares of CTG Common Stock; (b) the delivery to The T Partnership of CTG's 9% conditional promissory note in the amount of $1.0 million pursuant to which CTG is obligated to pay only those amounts which are due but not paid to the holders of the Series A Preferred Stock, or in the event of certain other non-monetary defaults; and (c) the delivery to The T Partnership of a secured promissory note made by CTG in an amount not to exceed $1.3 million (which amount shall be the remaining amount of Electro's secured indebtedness to The T Partnership exclusive of the amount redeemed under (a) above). See "MERGER - Redemption of The T Partnership Debt" and "DESCRIPTION OF SECURITIES OF CTG, CARDIAC AND SURVIVING SUBSIDIARY - Preferred Stock of Surviving Subsidiary."


REVERSE SPLIT

         The Cardiac Board unanimously determined that the Reverse Split is in the best interests of the stockholders of Cardiac and has authorized the Reverse Split subject to the approval of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote thereon. The Reverse Split shall take place as soon as practical after approval by Cardiac's stockholders of all of the proposals before them. The Cardiac Board shall fix the effective time of the Reverse Split (the "Split Effective Time") as of the earliest practical date which shall be prior to the Merger and the Restructuring Merger. At the Split Effective Time, each share of Cardiac Common Stock will become one-fifth of a share of Cardiac Common Stock.

         Instructions with regard to surrender of certificates, will be mailed to Cardiac stockholders as soon as practicable after the Split Effective Time. Assuming that the Restructuring Merger will have been approved by Cardiac stockholders, the stockholders of Cardiac will receive shares of CTG Common Stock, giving effect to both the Reverse Split and the Restructuring Merger.

         No certificates or script representing fractional shares of Cardiac Common Stock will be issued in the Reverse Split. See "REVERSE SPLIT - Exchange of Shares."

RESTRUCTURING MERGER

         GENERAL. In accordance with the provisions of the Restructuring Merger Agreement and Section 251 of the Delaware Act, upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware, or at such later time as may be provided in the Certificate of Merger (the "Restructuring Effective Time"), Merger Sub shall be merged with and into Cardiac, which, at, and after the Restructuring Effective Time, it shall be, and sometimes is referred herein as, the "Surviving Corporation." At the Restructuring Effective Time, each issued and outstanding share of common stock of Merger Sub shall immediately prior to the Restructuring Effective Time be deemed cancelled and converted into and shall represent the right to receive one share of common stock of the Surviving Corporation. Upon consummation of the Restructuring Merger, the rights and interests of Cardiac stockholders as holders of CTG Common Stock will be the same as the rights and interests previously as holders of Cardiac Common Stock.

         RESTRUCTURING EXCHANGE RATIO. At the Restructuring Effective Time, each issued and outstanding share of Cardiac Common Stock shall immediately prior to the Restructuring Effective Time be deemed cancelled and converted into and shall represent the right to receive one share of CTG Common Stock (the "Restructuring Exchange Ratio"). Pursuant to the terms of the Restructuring Merger, the authorized capital stock of the Surviving Corporation will be reduced at the Restructuring Effective Time to one hundred shares of common stock.

         CONDITIONS TO THE RESTRUCTURING MERGER. The obligations of Cardiac, CTG and Merger Sub to consummate the Restructuring Merger are subject to the approval and adoption of the Merger Agreement and the Merger by the stockholders of Electro and the approval of the Reverse Split, ratification, approval and adoption of the Merger Agreement and the Merger and approval and adoption of the Restructuring Merger Agreement and the Restructuring Merger by the stockholders of Cardiac.

         THIRD PARTY CONSENT. The written consent of both Coast and Sirrom must be obtained in connection with the transactions contemplated by the Merger and the Restructuring Merger. The Merger and the Restructuring Merger have been discussed thoroughly with both Coast and Sirrom. See "-Merger-Third Party Consents."

         TERMINATION OF THE RESTRUCTURING MERGER AGREEMENT. The Restructuring Merger Agreement shall be terminated, and the Restructuring Merger abandoned, notwithstanding the approval by the respective boards of directors and stockholders of Cardiac, CTG and Merger Sub of the Restructuring Merger Agreement and the Restructuring Merger in the event of and simultaneously with a termination (at or at any time prior to the Restructuring Effective Time) of the Merger Agreement.

         AMENDMENT OF THE RESTRUCTURING MERGER AGREEMENT. At any time prior to the Restructuring Effective Time, the parties may, by written agreement, modify or amend the Restructuring Merger Agreement, provided that, material provisions may not be amended or modified after the Merger Agreement has been approved and adopted by Cardiac's stockholders and Electro's stockholders, without the affirmative vote of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote at the Cardiac Special Meeting.

REGULATORY APPROVAL

         Except as noted below, Cardiac and Electro are not aware of any governmental or regulatory approvals required for the consummation of the Merger, the Reverse Split or the Restructuring Merger other than compliance with the Federal securities laws and applicable securities and "blue sky" laws of the various states. Under the New Jersey Industrial Site Recovery Act and the regulations promulgated thereunder (collectively, "ISRA"), owners and/or operators of "industrial establishments" (as such term is defined under ISRA) may be subject to compliance with ISRA upon the occurrence of certain triggering events, which events include, without limitation, the sale, transfer or cessation of the industrial establishment's operations. Electro, as a corporation with operations in the State of New Jersey falling within the definition of an industrial establishment, submitted an application to the New Jersey Department of Environmental Protection (the "NJDEP") on June 19, 1998 seeking the NJDEP's confirmation that the Merger and the transactions contemplated by the Merger Agreement are exempt transactions which do not constitute events which are subject to ISRA, i.e. a letter of Non-Applicability. By letter dated July 13, 1998, the NJDEP confirmed to Electro that the contemplated transactions are exempt transactions not subject to ISRA.

RISK FACTORS

         Ownership of CTG Common Stock and the business to be conducted by the combined companies after the Merger and the Restructuring Merger involve certain substantial risks to be considered by the stockholders of Electro and Cardiac in determining whether to vote to approve the Merger Agreement and the Merger and the

Restructuring Merger Agreement and the Restructuring Merger, including, but not limited to, the uncertainty of future profitability, the need for additional financing to achieve profitability, limited acceptance of products to date and risks associated with combining the two companies. See "RISK FACTORS."

FEDERAL INCOME TAX CONSEQUENCES

         Saiber, Electro's legal counsel, has delivered its legal opinion to Electro to the effect that, assuming the Merger occurs in accordance with the Merger Agreement and conditioned upon the accuracy of certain representations made by Electro and Cardiac, the Merger will constitute "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for Federal income tax purposes, so that no gain or loss will be recognized by Electro stockholders on the exchange of Electro Common Stock for CTG Common Stock in the Merger. Each Electro stockholder is urged to consult his or her own tax advisors to ascertain the specific tax consequences of the Merger to such stockholder, including the applicability of various state, local and foreign tax laws. See "FEDERAL INCOME TAX CONSEQUENCES - Electro Stockholders."

         It is the opinion of Greenberg, Cardiac's legal counsel, that, assuming the Merger and the Restructuring Merger both occur in accordance with the Merger Agreement and the Restructuring Merger Agreement, respectively, and conditioned upon the accuracy of certain representations made by Cardiac and CTG, both the Merger and the Restructuring Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code, for Federal income tax purposes, so that no gain or loss will be recognized by Cardiac stockholders as a result of the Reverse Split or the Restructuring Merger. Each Cardiac stockholder is urged to consult his or her own tax advisors to ascertain the specific tax consequences of the Merger and the Restructuring Merger to such stockholder, including the applicability of various state, local and foreign tax laws. See "FEDERAL INCOME TAX CONSEQUENCES - Cardiac Stockholders."

ACCOUNTING TREATMENT


         Since the Merger and the Restructuring Merger will be effectuated simultaneously with the result that CTG will become a parent holding company, and based upon the controlling interests in CTG, as parent of Cardiac, to be obtained by Electro stockholders as a result of the Merger, the Merger and the Restructuring Merger will be accounted for as an acquisition of CTG by Electro stockholders (a reverse acquisition in which Electro is considered the acquirer for accounting purposes). Electro intends that the excess purchase price over the fair value of Cardiac's identifiable tangible assets acquired, less the fair value of Cardiac's liabilities assumed, will be allocated to a patent. This is a United States patent that is titled "Single Preformed Catheter Configuration for a Dual Chamber Pacemaker System." The patent was approved in September 1997 and was issued on June 30, 1998. A product life of 10 years is expected from the product underlying the patent. The value of the consideration to be issued will be determined based upon the approximate market value of Cardiac Common Stock on May 5, 1998, the date of the first amendment to the Merger Agreement. Based upon an approximate market value of $2.19 (the May 5, 1998 market value adjusted to reflect the impact of the proposed Reverse Split) for Cardiac Common Stock on May 5, 1998, the amount allocated to the patent will be approximately $1,467,737 and will be amortized over a 10-year period, resulting in an annual non-cash charge to earnings that will not be deductible for income tax purposes. Based upon the May 5, 1998 approximate value of $2.19 for Cardiac Common Stock, such annual charge will be $146,774.


MARKET PRICE AND DIVIDEND DATA

         The shares of Cardiac Common Stock are traded over-the-counter under the symbol "CDCS." The shares of Electro Common Stock are traded over-the-counter under the symbol "ECTH." The following table sets forth for the periods indicated the high and low bid prices of Cardiac Common Stock and Electro Common Stock, as reported in published financial sources. The quotations reflect prices between dealers in securities, without retail mark-up, mark-down or commission, and may not represent actual transactions. Upon consummation of the Merger, CTG intends to apply to list its shares on a regional exchange and/or the Nasdaq SmallCap Market, whereupon it would cease to be quoted on the OTC Bulletin Board. There can be no assurance that CTG will be able to obtain or maintain any such listings for its shares. See "OTC BULLETIN BOARD."

                                  CARDIAC
                               COMMON STOCK
                           --------------------
                           HIGH           LOW
                           ----           ---
Fiscal Year Ended
 March 31, 1999
  Third Quarter(1) --      23/64          23/64
  Second Quarter --        11/32          9/32
  First Quarter --         13/32          11/32


Fiscal Year Ended
 March 31, 1998
  Fourth Quarter --        9/16           13/32
  Third Quarter --         1-1/8          9/16
  Second Quarter --        15/16          15/32
  First Quarter --         1-7/32         3/4

Fiscal Year Ended
 March 31, 1997
  Fourth Quarter --        1-7/16         1-3/16
  Third Quarter --         1-3/4          1-3/8
  Second Quarter --        2-3/4          1-1/2
  First Quarter --         3-1/4          2


                                  ELECTRO
                               COMMON STOCK
                           -------------------
                           HIGH           LOW
                           ----           ---

Fiscal Year Ended
 August 31, 1999
  First Quarter(1) --      20/64          10/64


Fiscal Year Ended
 August 31, 1998
  Fourth Quarter --        1/2            3/8
  Third Quarter --         9/16           3/8
  Second Quarter --        1/2            3/8
  First Quarter --         47/64          1/2

Fiscal Year Ended
 August 31, 1997
  Fourth Quarter --        15/16          5/16
  Third Quarter --         1-1/16         11/16
  Second Quarter --        1-3/8          13/16
  First Quarter --         1-13/16        47/64

Fiscal Year Ended
 August 31, 1996
  Fourth Quarter --        2-7/8          1-1/16
  Third Quarter --         2-7/16         1-1/4
  Second Quarter --        1-9/16         7/16
  First Quarter --         15/16          7/16
--------------
(1) Through October 8, 1998.

         On October 24, 1997, the last trading day prior to the announcement of the proposed Merger, the closing bid price per share of Cardiac Common Stock in over-the-counter trading was $.6875 and the closing bid price per share of Electro Common Stock in over-the-counter trading was $.68. On October 8, 1998, the latest practicable date prior to the printing of this Joint Proxy Statement/Prospectus, the closing bid prices per share of Cardiac Common Stock and Electro Common Stock were $.36 and $0.15625, respectively. Electro and Cardiac stockholders are advised to obtain current market quotations for Cardiac Common Stock and Electro Common Stock.

         As of September 30, 1998 there were 584 record holders of Cardiac Common Stock and 699 record holders of Electro Common Stock.


         Neither Electro nor Cardiac has ever paid a dividend on its Common Stock and CTG does not anticipate paying dividends on its Common Stock in the foreseeable future.

RESALE OF CTG COMMON STOCK BY AFFILIATES

         The shares of CTG Common Stock to be issued in the Merger and the Restructuring Merger will be registered under the Securities Act and will be freely transferable under the Securities Act, except for shares issued pursuant to the terms of the Merger Agreement to any holder of Electro Common Stock who may be deemed to be an "affiliate" of Electro for purposes of Rule 145 under the Securities Act ("Rule 145"). See "MERGER - Resale of CTG Common Stock by Affiliates."

                                  RISK FACTORS

         EACH STOCKHOLDER OF ELECTRO SHOULD CAREFULLY CONSIDER AND EVALUATE THE FOLLOWING FACTORS RELATING TO CTG, CARDIAC, AND THE MERGER AND RESTRUCTURING MERGER, AMONG OTHER THINGS, BEFORE VOTING ON THE MERGER AGREEMENT AND THE MERGER. EACH STOCKHOLDER OF CARDIAC SHOULD CAREFULLY CONSIDER AND EVALUATE THE FOLLOWING FACTORS RELATING TO ELECTRO, CTG, AND THE REVERSE SPLIT, THE MERGER AND THE RESTRUCTURING MERGER, AMONG OTHER THINGS, BEFORE VOTING ON THE REVERSE SPLIT, THE MERGER AGREEMENT AND THE MERGER AND THE RESTRUCTURING MERGER AGREEMENT AND THE RESTRUCTURING MERGER. ALL REFERENCES TO CARDIAC IN THIS SECTION ENTITLED "RISK FACTORS" WHICH RELATE TO TIME PERIODS SUBSEQUENT TO THE CONSUMMATION OF THE MERGER, SHALL BE DEEMED TO REFER TO CTG.

CERTAIN CONSIDERATIONS RELATING TO ACQUIRING CTG COMMON STOCK

         HISTORY OF OPERATING LOSSES; GOING CONCERN QUALIFICATION. Cardiac has had a history of net losses and has experienced cash flow deficiencies and has been unable to pay many of its obligations as they became due. During historical cash shortages, Cardiac was delinquent in paying suppliers. Cardiac was also at the time, delinquent and in default with its obligations relative to the mortgage held by Dow Corning Enterprises, Inc. ("Dow"). Cash shortages impaired Cardiac's ability to purchase components which caused production delays resulting in backorders and lost sales. Cash shortages also impacted Cardiac's ability to build a sales organization and conduct aggressive marketing and advertising campaigns. The lack of resources further hindered Cardiac's development efforts with regard to its pacemakers and the addition of some of the ancillary features desired by physician users. Through the infusion of capital over the past three years, suppliers have been paid. Further the obligation to Dow Corning was satisfied through payment of $1.0 million and a concurrent debt forgiveness. Cardiac is not currently in default on any of its obligations.

         As noted in Cardiac's Report of Independent Certified Public Accountants, Cardiac has experienced significant operating losses and an accumulated deficit which raise substantial doubt about Cardiac's ability to continue as a going concern. Cardiac incurred net losses of $1,239,710 and $881,240 for the fiscal years ended March 31, 1998, and 1997, respectively. At March 31, 1998, Cardiac had an accumulated deficit of $21,901,927. Cardiac is continuing its efforts to increase its sales volume and attain a profitable level of operations. However, there is no assurance that Cardiac's efforts will be successful. There are many events and factors in connection with the development, manufacture and sale of Cardiac's products over which Cardiac has little or no control, including, without limitation, production delays, marketing difficulties, lack of market acceptance, and superior competitive products based on future technological innovation. There can be no assurance that future operations will be profitable or will satisfy future cash flow requirements. There can be no assurance that consummation of the Merger will yield positive operating results in the future for Cardiac. See "CARDIAC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

         RELIANCE ON INDEPENDENT SALES REPRESENTATIVES. Cardiac's operations, sales and ability to attain a profitable level of operations are dependent upon maintaining its relationships with its principal sales representatives and upon ongoing expansion of its business volume. These representatives have entered into contracts with Cardiac. Termination of any of these contractual agreements between Cardiac and its key independent sales representatives could have a material adverse effect on Cardiac's sales volume and operations. Furthermore, Cardiac's ability to achieve a profitable level of operations would be adversely affected if Cardiac's sales representatives were unable to expand the volume of their business.

         LOSS OF ROYALTY INCOME. Cardiac was the licensor under a license agreement with Sulzer Intermedics, Inc. ("Intermedics") allowing Intermedics to manufacture and sell certain pacemaker products described by United States patents (Patent Nos. 4,962,767 and 5,127,403) owned by Cardiac. Under that agreement, Cardiac recorded $2,063,250 and $2,394,250 in royalty income during the fiscal years ended March 31, 1998 and 1997, respectively, which represented approximately 35% and 36% of revenues in such years, respectively. Intermedics' obligation to pay royalties under the license terminated on January 22, 1998. The loss of such royalty income adversely impacts Cardiac's working capital and revenue. See "BUSINESS OF CARDIAC - Sales, Marketing and Distribution Methods."

         DEPENDENCE ON PROPER INVENTORY MANAGEMENT. Cardiac's operations are capital intensive. Cardiac is required to carry significant amounts of inventory in order to meet rapid delivery requirements of customers and assure itself a continuous supply of key components and parts from its suppliers. There is also a several-month lead time between the time that Cardiac acquires parts until such time that a product is completed and available for sale. In addition, Cardiac's domestic business is consignment in nature insofar as Cardiac provides customers with the right to return products that are not implanted or sold. Accordingly, inventory management is an important business concern with respect to Cardiac's liquidity. The amount of product returned to Cardiac is negligible, typically less than 1 unit every 2 years with respect to all units sold in the U.S. and approximately 1 unit per year with respect to all units sold to distributors internationally. Product is sold to distributors with payment terms of net 90 - 120 days. When product is returned from a distributor, it is credited against gross sales.

         CONSEQUENCES OF DEFAULT UNDER DEBT OBLIGATIONS. Cardiac has certain outstanding financial obligations pursuant to the Sirrom Loan Agreement, pursuant to which Cardiac borrowed $1.5 million from Sirrom (the "Sirrom Loan") evidenced by a $1.5 million promissory note (the "Sirrom Note"). The Sirrom Note is secured by a first mortgage and an assignment of rents and leases on Cardiac's headquarters subject to subordination of up to a maximum of $500,000 under an Intercreditor and Subordination Agreement hereinafter referenced, and by a first lien subject to subordination under such Intercreditor and Subordination Agreement hereinafter referenced on all of Cardiac's personal property and proceeds thereof, including general intangibles such as Cardiac's patents and royalties, but excluding Cardiac's inventory and accounts receivable. The Sirrom Note bears interest at the rate of 13.5% annually, matures on March 31, 2000 and is payable monthly, interest only, with a balloon payment of principal and accrued and unpaid interest due on the maturity date. Interest payments on the Sirrom Note in each of the fiscal years ended March 31, 1998 and 1997 were $202,500. The Sirrom Loan Agreement imposes certain constraints on Cardiac's business including, among other things, that Sirrom's consent is required to sell or encumber Sirrom's collateral having an aggregate fair market value exceeding $25,000. Additionally, Cardiac may license its intellectual property in the ordinary course of business so long as Cardiac's interest in the license agreements are freely assignable to Sirrom. Also, Cardiac may not incur certain additional indebtedness in excess of $200,000 annually without Sirrom's consent (which consent may not be unreasonably withheld or delayed). Such consent and notice requirements could impede Cardiac's ability to act expeditiously in its operations or corporate matters, which may have an adverse impact on Cardiac's business and corporate affairs. In connection with the Sirrom Loan, Cardiac issued to Sirrom a warrant (the "Sirrom Warrant") to purchase a minimum of 100,000 shares of Cardiac Common Stock, exercisable at an exercise price of $.01 per share, subject to increases of 50,000 shares annually commencing on March 31, 1997 so long as there is an outstanding balance under the Sirrom Note. Under the Sirrom Warrant, Cardiac must give Sirrom written notice of any changes in the capitalization of Cardiac as a result of any recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares or any other similar change in Cardiac's capital structure which affects holders of Cardiac Common Stock generally.

         On June 13, 1997, Cardiac closed on a maximum $3.5 million credit facility with Coast pursuant to the Coast Loan Agreement. Under the Coast Loan Agreement, Cardiac may borrow for the purpose of, among other things, working capital, up to the lesser of $3.5 million or the sum of: (a) receivable loans of up to 80% of certain eligible accounts receivable; (b) inventory loans not to exceed the lesser of $500,000 or 40% of eligible raw materials and 50% of eligible finished goods of eligible inventory; (c) a maximum aggregate of $500,000 for the purchase of new or used equipment; and (d) a $300,000 term loan (collectively the "Coast Loan"). The interest rate on the receivable and inventory borrowing is the prime rate plus 2% per annum, and on the equipment borrowing and term loans, the interest is the prime rate plus 2.25% per annum; PROVIDED HOWEVER, all loans are subject to a minimum interest rate of 9% per annum. Interest is payable monthly and calculated on the outstanding principal, but not less than a deemed minimum loan balance of $1 million. Cardiac is obligated to pay a $35,000 commitment fee on each anniversary of the date of the closing of the Coast Loan, a quarterly facility fee of $3,500, and a renewal fee equal to $17,500 upon the renewal of the Coast Loan Agreement. The maturity date for payment of any outstanding principal balance is June 30, 2000, subject to automatic renewal for successive one-year terms, continuing until one party gives advance written notice to the other that such party wishes to terminate the Coast Loan Agreement. The Coast Loan is subject to an early termination fee of $70,000 if terminated from June 14, 1998 to June 12, 1999; and $35,000 if terminated on or after June 14, 1999. In addition, the Coast Loan Agreement imposes certain constraints on Cardiac's business including, among other things, the requirement that Cardiac obtain Coast's written consent prior to merging or consolidating with another party, or paying or declaring dividends. Cardiac has discussed the Merger with Coast and Coast has indicated it will provide such written consent. Cardiac and Coast have also discussed the possibility of Coast providing additional debt financing for the combined companies.

         The Coast Loan is secured by: (a) a first priority lien on (1) all the personal property of Cardiac located at its principal executive offices at 3 Commerce Boulevard, Palm Coast, Florida (the "Mortgaged Property"), including, among other things, all fixtures, building materials, inventory, goods, equipment, and machinery, and (2) Cardiac's operating bank account; (b) a first priority lien on all of Cardiac's intellectual property, including copyrights, patents, trademarks, goodwill, etc.; and (c) a mortgage on the Mortgaged Property, of which Coast receives a first priority lien up to $500,000 (plus Coast's costs and expenses of collection and enforcement of such mortgage on the Mortgaged Property) and a second priority lien on the remainder of Cardiac's indebtedness to it. In order to obtain its first priority liens on Cardiac's property as described above, Coast entered into an Intercreditor and Subordination Agreement with Sirrom which holds a $1.5 million promissory note of Cardiac. Sirrom agreed to subordinate its security interest, and take a second priority lien, with respect to: (1) the Mortgaged Property only up to a maximum of $500,000 (plus Coast's costs and expenses of collection and enforcement of such mortgage on the Mortgaged Property) of Cardiac's indebtedness to Coast; and (2) all other assets of Cardiac in which it has a security interest up to the full amount of the indebtedness of Cardiac to Coast. As consideration for such subordination, Sirrom received a warrant to purchase 50,000 shares of Cardiac Common Stock at an exercise price of $5.00 per share and exercisable at any time during the period beginning June 6, 1997 and ending on June 6, 2002. In connection with the Coast Loan, Coast received a warrant to purchase 37,500 shares of Cardiac Common Stock exercisable at $4.00 per share until June 30, 2002.

         On June 11, 1998, Cardiac and Coast amended the Coast Loan Agreement to provide for a term loan in the amount of $250,000 (the "Bridge Loan"). In connection with the Bridge Loan: (i) Cardiac executed a promissory note in the amount of $250,000; (ii) Coast received a warrant to purchase 25,000 shares of Cardiac Common Stock exercisable at $.40 per share; and (iii) the exercise price per share of the warrant to purchase 37,500 shares issued to Coast in connection with the Coast Loan was reduced from $4.00 per share to $.40 per share. The Bridge Loan will accrue interest at the prime rate plus 5% per annum and is due and payable on August 31, 1998. Cardiac and Coast have executed an amendment to the Bridge Loan providing for the repayment of the Bridge Loan on September 30, 1998, and have verbally agreed to extend the date of repayment of the Bridge Loan to October 31, 1998.


         Cardiac is current with regard to its monetary obligations under the Sirrom Note and the Coast Loan, the latter of which had an outstanding balance of $1,046,296 as of September 30, 1998. Nonetheless, in order to ultimately fully service the debt and make full payment thereof on the scheduled maturity dates provided above, Cardiac would need to refinance or renegotiate such loans and/or obtain new debt or equity financing. There can be no assurance that Cardiac will be able to do so. It is a condition of the Merger that Cardiac obtain a minimum of $4.0 million in financing. See "MERGER - Conditions of the Merger." If Cardiac is unable to obtain such financing, Cardiac may default under its current loan agreements and be faced with proceedings wherein such lenders could foreclose upon substantially all of Cardiac's assets, in which case stockholders would be unlikely to realize any value with respect to their shares of Cardiac Common Stock.


         Pursuant to the Sirrom Loan Agreement, the occurrence of any of the following shall constitute an event of default: (1) default of the payment of this loan or any other indebtedness of Cardiac which exceeds $50,000 in the aggregate, which is not actively contested by Cardiac; (2) any misrepresentation of or any failure to perform by Cardiac any material matter or obligation; (3) the admission by Cardiac in writing of its inability to pay its debts generally as they become due; (4) any proceeding pursuant to which Cardiac is or has a petition against it for it to be liquidated, dissolved, partitioned or terminated, under bankruptcy or any similar action; or (5) the failure to cure any default under the loan or otherwise. Cardiac shall have thirty (30) business days (or ten (10) business days if the default may be cured by payment of a sum of money) to cure a default. Upon the occurrence of an event of default, any indebtedness of Cardiac to Sirrom shall either be immediately due and payable in full, or Sirrom may, at its option, accelerate the maturity of any indebtedness of Cardiac to Sirrom.

         Pursuant to the Coast Loan Agreement, the occurrence of any of the following shall constitute an event of default: (1) any material misrepresentation or any failure to perform any material obligation of Cardiac to Coast; (2) default in the payment of any indebtedness when due; (3) the loans and other obligations of Cardiac exceed the credit limit established by Coast in its sole discretion; (4) the failure of Cardiac to perform its security obligations; (5) the breach by Cardiac of any material obligation which has or may have a material adverse affect on Cardiac's business or financial condition; (6) any proceeding pursuant to which Cardiac is or has a petition against it for it to be liquidated, dissolved, partitioned or terminated, under bankruptcy or any similar action; (7) a change in the record or beneficial ownership of an aggregate of more than twenty percent (20%) of the outstanding shares of Cardiac (as compared to the ownership of outstanding shares of Cardiac in effect on June 13, 1997), without the prior written consent of Coast; or (8) if Coast, acting in good faith and in a commercially reasonable manner, deems itself insecure because of the occurrence of any event. Upon the occurrence of any event of default, Coast may cease making loans or otherwise extending credit to Cardiac or may accelerate any financial obligations of Cardiac to Coast. Cardiac must pay all reasonable attorneys' fees, expenses, costs, liabilities and other obligations incurred by Coast in exercising Coast's right upon an event of default.

         On August 26, 1998, Cardiac received $134,000 from International Holdings, Inc. ("IHI") and executed a promissory note in the amount of $165,000 (the "IHI Note") in favor of IHI. Concurrently with execution of the IHI Note, Cardiac paid Goodbody International, Inc., a related company of IHI ("Goodbody"), a $34,000 consulting fee for services relating to the obtaining of additional debt financing. Pursuant to the terms of the IHI Note, Cardiac has agreed to repay the IHI Note on or before October 25, 1998. If Cardiac does not repay the IHI Note on or before October 25, 1998, but does so on or before November 12, 1998, in addition to repayment of the IHI Note, Cardiac has agreed to pay Goodbody a $25,000 fee (the "Goodbody Fee"). If repayment of the IHI Note and the Goodbody Fee have not been received by IHI on or before November 12, 1998, an immediate penalty fee of $2,500 shall be incurred at 12:01 a.m. on November 13, 1998, and an additional $2,500 fee will accrue and be imposed at 12:01 a.m. every 24 hours, until the IHI Note, the Goodbody Fee and all penalty fees have been paid in full.

         In connection with the IHI Note, Cardiac has agreed to issue up to four warrants to IHI under certain conditions, each giving IHI the right to purchase 50,000 shares of Cardiac Common Stock at an exercise price of $.01 per share. If repayment of the IHI Note and the Goodbody Fee have not been received by IHI on or before November 12, 1998, at 12:01 a.m. on November 13, 1998, the first of the four warrants will be deemed issued to and earned by IHI. At 12:01 a.m. on the 13th day of each month thereafter for up to three months, one additional warrant shall be issued and deemed earned, if the IHI Note, the Goodbody Fee and all penalty fees have not been paid in full. Furthermore, if the IHI Note, the Goodbody Fee and all penalty fees have not been paid in full by January 1, 1999, IHI will have the option to convert any or all of the amounts due into Cardiac Common Stock at an exercise price of $.01 per share. As additional consideration for the IHI Note, IHI received a warrant to purchase 330,000 shares of Cardiac Common Stock at an exercise price of $0.128 per share, exercisable at any time on or before 5:00 p.m. Eastern Standard Time on August 26, 2003.

         ABSENCE OF DIVIDENDS. Cardiac has never paid cash dividends on its Common Stock and has no plans to do so in the foreseeable future. In addition, provisions requiring notice and consent in the above-referenced loan agreements restrict Cardiac's ability to pay dividends.


         DILUTION FROM POSSIBLE FUTURE ISSUANCE OF ADDITIONAL SHARES. The Cardiac Board has the power to issue Cardiac Common Stock without stockholder approval, up to the number of authorized shares set forth in Cardiac's Certificate of Incorporation, as amended. As of September 30, 1998, Cardiac had issued and outstanding 2,648,739 shares of Cardiac Common Stock out of a total of 30,000,000 shares authorized in its Certificate of Incorporation, as amended. In addition, Cardiac is authorized to issue options to employees, officers and directors to purchase up to a maximum of 400,000 shares of Cardiac Common Stock. As of September 30 1998, there were outstanding options for 373,927 shares under a stock option plan granting options to officers, directors and employees of Cardiac, of which 309,857 shares were subject to options held by officers and directors at exercise prices ranging from $1.00 to $3.75 per share. In connection with the Sirrom Loan, Cardiac issued warrants to Sirrom to purchase a minimum of 100,000 shares of Cardiac Common Stock at an exercise price of $.01 per share (This is subject to increases of 50,000 shares annually commencing March 31, 1997 provided the Sirrom Loan is still outstanding. As a result of such increases, Sirrom now holds warrants with respect to a total of 200,000 shares.). In connection with the Coast Loan and the Bridge Loan, Cardiac issued warrants to Coast to purchase 62,500 shares of Cardiac Common Stock at an exercise price of $.40 per share. See " - Consequences of Default Under Debt Obligations." In connection with the obtaining of interim financing pending the consummation of the Merger and the Restructuring Merger, Cardiac has issued convertible debentures to various individuals, and a warrant to IHI. Cardiac has also issued a warrant to Greenberg. See "CARDIAC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION - Liquidity and Capital Resources" and "DESCRIPTION OF SECURITIES OF CTG, CARDIAC AND SURVIVING SUBSIDIARY - Warrants." The issuance of any additional shares by Cardiac in the future may result in a reduction of the book value or market price, if any, of the then-outstanding Cardiac Common Stock. Issuance of additional shares of Cardiac Common Stock may reduce the proportionate ownership and voting power of then-existing stockholders. Further, if Cardiac were to issue additional securities in the future in equity financings or otherwise, the interest of investors who acquired Cardiac Common Stock pursuant to this Joint Proxy Statement/Prospectus could be further diluted.


         LIMITATIONS ON THE USE OF NET OPERATING LOSS CARRYFORWARDS ("NOLS"). As of March 31, 1998, Cardiac had NOLs of approximately $18.9 million. These NOLs can be utilized against future taxable income through fiscal year ending March 31, 2012. The utilization of the NOLs will be significantly limited under the provisions of Section 382 of the Internal Revenue Code of 1986, as amended, as a consequence of the Merger with Electro, as the Merger will create a more than 50% aggregate change in ownership of Cardiac. Accordingly, assuming a November 16, 1998 effective date of the Merger with Electro, the Cardiac NOL limitation under Section 382 is approximately $50,000 per year. Furthermore, since Electro would become the parent for tax purposes as a result of a reverse acquisition by Electro stockholders, Cardiac's NOLs will be further limited under the provisions of Treasury Regulation Section 1.1502-21T regarding Separate Return Limitation Years ("SRLYs"). Unless Cardiac contributes to consolidated taxable income (before any NOL deduction), the SRLY rules will apply and Cardiac's NOLs may not be available to offset consolidated taxable income. As a result of these limitations, it is possible that Cardiac's NOLs will expire prior to their utilization.


         As of August 31, 1997, Electro had NOLs of approximately $13 million which may be utilized against future taxable income through fiscal year ending August 31, 2012. Should Electro not be the post-merger parent for tax purposes, the SRLY rules mentioned above may apply.


         DEPENDENCE ON KEY EMPLOYEES. Cardiac's future success depends, in part, upon key managerial, technical and marketing personnel and upon its ability to continue to attract and retain such highly talented individuals. Competition for qualified personnel is intense in the medical device industry. There can be no assurance that Cardiac will retain its key employees or that it will attract and assimilate such employees in the future. To mitigate this risk, Cardiac entered into employment agreements with certain executive officers. Any of the employment agreements could be terminated prematurely in the event of the resignation, disability or death of such employees. Cardiac has applied for policies of key-man life insurance on the lives of three (3) of its key management personnel, Messrs. Bart C. Gutekunst, Alan J. Rabin and Jonathan S. Lee. It is intended that both a Chief Financial Officer with experience in consolidating public companies and an Acquisition Officer with experience in consolidating the operations of public and private companies will be hired after the Merger. There can be no assurance that such individuals will be identified and hired in a timely manner.


         TECHNOLOGICAL AND PRODUCT OBSOLESCENCE. The medical device industry is characterized by extensive research and development and rapid technological change. Development by competitors of new or improved products, processes or technologies may make Cardiac's current products or any future products obsolete or less competitive. Cardiac will be required to devote continued resources to enhance its current products and develop new products for the medical marketplace. There are many events and factors in connection with the development, production and sale of such products over which Cardiac has no control. It is not possible to provide any assurance that Cardiac's business will be successful.

         ADVERSE EFFECT OF GOVERNMENT REGULATION. Cardiac's products are classified as medical devices and, as such, are subject to extensive regulation by the FDA. A medical device must be cleared by the FDA through an extensive application process before it can be commercially marketed by Cardiac. Any delay of clearance or rejection of an application could have a material adverse effect on Cardiac's business and results of operations. All of the pacemaker systems marketed by Cardiac (including related electrode leads and ancillary equipment) are in commercial distribution under the FDA's 510(k) Premarket Notification regulations or Premarket Approval regulations.

         PRODUCT RECALLS. In the event problems arise with Cardiac's products after commercial introduction, Cardiac might be required to recall the defective products. In any such event, the costs and potential liability to Cardiac could be significant and would have a material adverse effect on Cardiac's business and operations. Cardiac recalled products in September 1990, August 1991, March 1994 and December 1996. The 1996 recall involved two (2) pacemakers removed from hospital shelves. In no instances have recalls involved removal of a product from a patient.

         UNDERSIZED SALES FORCE. Historically, Cardiac's cash flow deficiencies impeded its ability to hire executive marketing personnel and to increase the size of its sales force. Cardiac's marketing success in the future will depend, at least in part, on its ability to recruit and retain additional sales representatives, which is critical to market acceptance and sales growth. It is intended that a Vice President of Marketing with experience in marketing and use of cardiac products will be hired after the Merger. There can be no assurance that such an individual will be identified and hired in a timely manner.

         ADVERSE EFFECT OF COMPETITION. There are a number of established companies engaged in the design, manufacture, marketing and sale of cardiac pacemaker systems which have greater financial resources, research and development facilities, manufacturing capabilities and marketing organizations than Cardiac. Intermedics and Medtronics, Inc. have developed a single-lead atrial-controlled ventricular cardiac pacing system. Intermedics received FDA clearance for such a pacing system and commenced marketing its system in March 1995. A successful introduction of any such new system could dramatically impact Cardiac's competitive position and its ability to become a viable entity in the cardiac pacemaker industry.

         EXPOSURE TO CLAIMS AND LITIGATION. The nature of the medical device industry subjects participants therein to the risk of litigation in several areas, including claims for personal injuries resulting from the use of products similar to those manufactured by Cardiac as well as for patent, licensing or trademark infringement. Cardiac's products can be used in high risk medical situations where the risk of serious injury and/or death is great. Cardiac maintains product liability coverage in limits of coverage which it believes is customary in the industry. There can be no assurance, however, that Cardiac's insurance coverage is adequate to address all costs, expenses and losses which may be incurred in litigation proceedings. In accordance with industry practice, Cardiac has attempted to limit its product warranty obligations (associated with defective pacemakers) to replacement of any defective pacemakers and some patient out-of-pocket expenses up to $500.00. Cardiac will continue to provide the same warranty policy as currently exists on its products. There can be no assurance that Cardiac's warranty policy will be adequate to address all expenses and losses.

         SINGLE SOURCES OF SUPPLIES AND PRODUCTION RISKS. Single sources are relied upon by Cardiac for certain critical materials used in Cardiac's products, including medical adhesives, integrated circuits, hybrid microelectronic circuitry, lithium batteries and a material used to produce Surethane/trademark/, a substance utilized in the manufacture of Cardiac's leads. A delay in delivery of such critical materials or the loss of one of the suppliers of such materials could have a significant adverse effect on Cardiac's business. Two of Cardiac's principal suppliers of materials used primarily in electrode lead production have indicated that they will no longer supply their materials to the medical device industry presumably because such suppliers perceive these and other implantable medical products to be unacceptable risks as a result of possible product liability claims from patients. These companies have reportedly stopped allowing the use of any of their materials in products to be implanted in humans for medical use. Cardiac does not believe that the material that it has used for leads has been alleged to have caused any bodily harm in the past or that there is any present litigation. Cardiac believes it has an adequate supply of one such material to meet demand for the next several years and has identified alternate sources for both materials, which Cardiac may use unless the FDA reviews and withdraws approval for those alternate materials.

         RELIANCE ON THIRD-PARTY REIMBURSEMENT. Hospitals, physicians and other health care providers that purchase medical devices for use in furnishing care to their patients typically rely on third-party payers, principally Medicare, Medicaid, and private health insurance plans, to reimburse all or part of the costs or fees associated with the medical procedures performed with those devices, and of the costs of acquiring those devices. Medicare pays the hospital / physician between $13,000 and $15,000 per pacemaker implant. The precise amount is determined in accordance with state regulatory provisions which vary from state to state. This reimbursement is intended to cover the total cost of the procedure (including all physicians, nursing personnel, etc.), cost of the patient stay in the hospital and cost of all materials used. The most expensive materials used are the pacemaker and lead. Depending upon the hospital (prices to hospitals vary based on bids and contracts) the price of a pacemaker and lead can vary from $3,000 to $6,000.

         Medicare reimbursement is not made to Cardiac. Cardiac is paid by the hospitals based on negotiated contracts. The hospitals are reimbursed by Medicare based on a fixed price per clinical procedure. It is from this reimbursement that all procedural costs are deducted. Reimbursement is not dependent on the manufacturer of the pacemaker used, i.e.: all brands of pacemakers are reimbursed at the same rate. Cost control measures adopted by third-party payers in recent years have had and may continue to have a significant effect on the purchasing practices of many providers, generally causing them to be more selective in the purchase of medical devices. Limitations may be imposed upon the conditions for which procedures may be performed or on the cost of procedures for which third-party reimbursement is available, which could adversely affect the market for Cardiac's current or future products.

         NO PUBLIC MARKET FOR CTG`S SECURITIES; LISTING AND MAINTENANCE CRITERIA FOR NASDAQ SMALLCAP MARKET; DISCLOSURE RELATING TO LOW-PRICED STOCKS. Prior to the transactions contemplated herein and the offerings to be made in connection therewith, there has been no public market for CTG Common Stock and only a limited public market for Cardiac Common Stock has existed. Cardiac Common Stock had been listed in the Nasdaq SmallCap Market System. On August 30, 1991, Cardiac Common Stock was deleted from the Nasdaq SmallCap Market for failing to meet the listing maintenance criteria in effect at that time. Cardiac is currently quoted on the OTC Bulletin Board. This allows market makers to enter quotes and trade securities that do not meet the Nasdaq SmallCap Market qualification requirements. As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, Cardiac Common Stock. CTG intends to apply to list its shares on a regional exchange and/or the Nasdaq SmallCap Market. There is no assurance that CTG will meet the criteria to obtain such listing and, in the event CTG does meet the criteria and its stock is listed, there is no assurance that CTG will maintain sufficient qualifications to maintain the listing. In order for a company's securities to be listed on the Nasdaq SmallCap Market, it must meet certain criteria among which are $4,000,000 in net tangible assets, a $5,000,000 market value of the public float, three market makers and a minimum bid price of $4.00 per share. Continued inclusion on the Nasdaq SmallCap Market requires, among other things, $2,000,000 in net tangible assets, a $4,000,000 market value of public float, two market makers and a minimum bid price of $1.00 per share.

         Sales of Cardiac Common Stock are subject to rules promulgated by the SEC that impose various sales practice requirements on broker-dealers who sell securities governed by the rules (i.e., "penny stocks") to persons other than established customers and certain accredited investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. The rules further require the delivery by the broker-dealer of a disclosure schedule prescribed by the SEC relating to the penny stock market. Disclosure must also be made about all commissions and about current quotations for the securities. Finally, monthly statements must be furnished to the SEC disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

         The SEC's regulations generally define a "penny stock" as any equity security that has a market price (as defined) of less than $5.00 per share. Although the regulations provide several exceptions to or exemptions from the penny stock rules based on, for example, specified minimum revenues or asset-value, Cardiac does not fall within any of the stated exceptions. Thus, a transaction in Cardiac's securities will subject the broker-dealer to sales practice and disclosure requirements under the penny stock rules. Such rules cause the trading of the stock to be more cumbersome and could have a material and adverse effect on the marketability of the stock.

         POSSIBLE VOLATILITY OF SECURITIES PRICES. The market price of Cardiac's securities may be highly volatile, as has been the case with the securities of other companies engaged in high technology research and development.

Factors such as announcements by Cardiac or its competitors concerning technological innovations, new commercial products or procedures, proposed government regulations and developments, disputes relating to patents or proprietary rights, operating results, market conditions and economic factors may have a significant impact on the market price of Cardiac's securities.

         RISKS INHERENT IN INTERNATIONAL OPERATIONS. Cardiac intends to market its products and services, including products and services to be provided by Electro, internationally, either independently or through joint ventures or other collaborative arrangements with strategic partners. To date, Cardiac has made sales of its products to a limited number of distributors in Europe, the Middle East and Japan. To the extent that Cardiac operates its business overseas and/or sells its products in foreign markets, it will be subject to all of the risks inherent in international operations and transactions, including the burdens of complying with a wide variety of foreign laws and regulations, exposure to fluctuations in currency exchange rates and tariff regulations, potential economic instability and export license requirements. The political, economic and regulatory environments of the countries in which Cardiac determines to do business will significantly affect its operations in such countries.

         CARDIAC'S DEPENDENCE ON PATENTS AND PROPRIETARY TECHNOLOGY; RISK OF INFRINGEMENT OF THIRD-PARTY PATENTS. Cardiac's success will depend, in part, on its ability to maintain protection for its products and manufacturing processes under United States and foreign patent laws, to preserve its trade secrets and to operate without infringing the proprietary rights of third parties. Cardiac has six issued U.S. patents, two U.S. patent applications pending and one exclusive license for a U.S. patent that is owned by a third party. There can be no assurance that any patent applications will result in issued patents, that any issued patents will afford adequate protection to Cardiac or will not be challenged, invalidated, infringed or circumvented or that any rights thereunder will afford competitive advantages to Cardiac. There can be no assurance that others have not independently developed, or will not independently develop, similar products and technologies or otherwise duplicate any of Cardiac's products and technologies.

         There can be no assurance that the validity of any patent issued to Cardiac would be upheld if challenged by others in litigation or that Cardiac's activities would not infringe patents owned by others. Cardiac could incur substantial costs in defending itself in suits brought against it, or in suits in which Cardiac seeks to enforce its patent rights against others. Should Cardiac's products or technologies be found to infringe patents issued to third parties, Cardiac would be required to cease the manufacture, use and sale of Cardiac's products and Cardiac could be required to pay substantial damages. In such event, a judicial determination of invalidity or the expiration of a patent could adversely affect Cardiac's business. In addition, Cardiac may be required to obtain licenses to patents or other proprietary rights of third parties in connection with the development and use of its products and technologies. No assurance can be given that any such licenses required would be made available on terms acceptable to Cardiac, or at all.

         Cardiac also relies on trade secrets and proprietary know-how, which it seeks to protect, in part, by confidentiality agreements with its university research partners, employees, consultants, advisors and others. There can be no assurance that such parties will maintain the confidentiality of such trade secrets or proprietary information, or that the trade secret or proprietary information of Cardiac will not otherwise become known or be independently developed by competitors in a manner that would have a material adverse effect on Cardiac's business, financial condition and results of operations.

CERTAIN CONSIDERATIONS RELATING TO ELECTRO

         ELECTRO'S HISTORY OF OPERATING LOSSES; GOING CONCERN QUALIFICATION. Electro has had a history of net losses and cash flow deficiencies and has, at times, been unable to pay its obligations as they become due resulting in delays in payments to vendors. While Electro is not in default of any of its contractual obligations, its payments to vendors have been significantly extended which at times, has, affected the delivery of certain components of its products due to the unwillingness or inability of certain vendors to ship such components until payment is made. The delivery delays have caused backorders and delayed shipments to customers and could ultimately result in the loss of sales should customers choose to obtain the affected products from companies competitive with Electro. Electro believes that significant sales have not been lost to date, but there can be no assurance that future sales will not be adversely affected.

         Electro's auditors have reported that recurring losses from operations and limited working capital resources raise substantial doubt about Electro's ability to continue as a going concern and have qualified Electro's financial statements by the assumption that Electro will continue as a going concern without including any adjustment which might result from the outcome of this uncertainty. Electro incurred net losses of $851,109, $1,354,942 and $892,940 for the nine months ended May 31, 1998 and the fiscal years ended August 31, 1997 and 1996, respectively. At May 31, 1998, Electro had an accumulated deficit of $12,307,768.

         The closing of the Merger is contingent upon Electro and Cardiac obtaining sufficient financing to fund their joint operations. Due to the various events and factors relative to Electro's and Cardiac's operations which the companies have little or no control over, such as vendor delays, superior competitive products and lack of market acceptability, there can be no assurance that even with additional financing, the companies will be profitable or will be able to generate sufficient revenues to satisfy its cash flow requirements. Cardiac also has had a history of net losses and experienced cash flow deficiencies and has been unable to pay many of its obligations as they become due. There is no assurance that the future operations of the combined companies will attain profitability or satisfy future cash flow requirements. See "ELECTRO MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

         UNDERSIZED SALES FORCE. Historically, Electro's cash flow deficiencies impeded its ability to hire executive marketing personnel and to increase the size of its sales force. Electro's marketing success in the future will depend, at least in part, on its ability to recruit and retain additional sales representatives, or to sell through a sales organization which is critical to market acceptance and sales growth.

         EXPOSURE TO CLAIMS AND LITIGATION. The nature of the medical device industry subjects participants therein to the risk of litigation in several areas, including claims for personal injuries resulting from the use of products similar to those manufactured by Electro as well as for patent, licensing or trademark infringement. Electro's products may be used in high risk medical situations where the risk of serious injury is great. Electro maintains product liability coverage in limits of coverage which it believes is customary in the industry. There can be no assurance however, that Electro's insurance coverage is adequate to address all costs, expenses and losses which may be incurred in litigation proceedings. Electro is currently a party to certain litigation incident to the normal conduct of its business. See "BUSINESS OF ELECTRO - Legal Proceedings."

         ADVERSE EFFECT OF COMPETITION. In Electro's experience, competitors who market steerable catheters for which they have FDA approval for both diagnostic as well as therapeutic use have a significant competitive advantage over Electro, whose steerable catheter products are approved for diagnostic use only. Also, with regard to gaining market acceptance, Electro has had some difficulty relative to products introduced after competitors already had similar products on the market; due to physicians' acceptance of and comfort with the competing products. In such circumstances, Electro's ability to gain acceptance was limited.

         PROHIBITION ON SALES OF ELECTRO PRODUCTS TO EUROPEAN COMMUNITY WITHOUT ISO CERTIFICATION. Continued sale by Electro of certain of its products in the member nations of the European Economic Community (the "EEC") beyond June 14, 1998 required receipt of certification, the CE Mark, from the International Organization for Standardization (the "ISO"). As this certification was not obtained prior to such date, Electro and Cardiac have submitted an application requesting CE Mark certification for Cardiac to sell such products, as manufacturer, with Electro acting as vendor to Cardiac in such regard. Since the CE Mark was not received by Electro by June 14, 1998, Electro has suffered a loss of sales in the EEC. Additionally, while Electro and Cardiac believe that certification will be granted for Cardiac's sale of such products, there can be no assurance as to when or if such certification will be granted. Should such certification not be received for some key products by calendar year-end, the loss of sales of those products in the EEC could be as high as 15% of Electro's sales, having a material adverse effect on Electro's revenues.

         FDA WARNING LETTER. Electro's products, like those of Cardiac, are classified as medical devices under the FDA Act and, as such, are subject to extensive regulatory compliance requirements. In February, 1997, the FDA conducted an inspection and audit of Electro's facilities and practices as a result of which the FDA issued a warning letter (the "FDA Warning Letter") regarding noncompliance by Electro with certain regulations regarding current good manufacturing practices ("cGMP") in the manufacture of its products. The areas of noncompliance include Electro's methods of investigation of device complaints, methods of validation of device sterilization, environmental monitoring procedures, methods of validation of extrusion processes which are used in the manufacture of certain of Electro's catheters and other quality assurance and record keeping requirements. Electro has communicated with the FDA its intentions to remedy the noncompliance, has established a plan and timetable to effectuate such remediation and has diligently worked to take the necessary corrective actions. Electro's actions have included the establishment of certain validation protocols, revisions to Electro's Quality System and Quality System Manual, the implementation of a program for environmental testing, the purchase of equipment for extrusion process validation and the institution of file and record keeping protocols. A subsequent FDA inspection in September 1997, indicated that while substantial progress had been made, not all corrective actions had been completed. Electro is continuing in its efforts to complete such actions and it is Electro's intention to inform the FDA before the end of 1998 that it has completed such actions and is ready for reinspection. There can be no assurance, however, that Electro will be ready for such reinspection before the end of 1998 nor that Electro will pass any such reinspection when it occurs. While Electro is currently under no restrictions by the FDA regarding the manufacture or sale of its products, Electro is unable to determine precisely the short-term economic impact of instituting the required corrective actions and there can be no assurance that the FDA will not take further action, including seizure of products, injunction and/or civil penalties, if the necessary corrective actions are not completed on a timely basis. The voluntary discontinuation of manufacturing of certain products and the delay in the sale of other products has adversely affected sales by an estimated 10%. Until all corrective actions required under the Warning Letter have been taken, the FDA will not consider new products for approval. However, Electro's insufficient financing for research and development efforts over the last few years have limited its ability to produce new products and, consequently, no FDA approvals are currently sought. Electro believes that it will have completed the corrective actions by the time it produces a product for which FDA approval would be required.


CERTAIN CONSIDERATIONS RELATING TO FUTURE OPERATIONS OF CTG AND ITS SUBSIDIARIES

         UNCERTAINTY OF SUCCESS OF INITIATIVES OF CTG. Realization of the anticipated benefits of the Merger will depend, in part, upon the efficient and effective integration of the two companies' operations. The inability to successfully combine such senior management or the loss of the services of one or more key persons could have a material adverse effect on CTG. The senior management of CTG and its subsidiaries also must continue to attract and retain qualified management level employees and continue to motivate employees in light of organizational changes resulting from the Merger. The integration of the two companies will require the dedication of management resources which may distract attention from the day-to-day operations of CTG and its subsidiaries. The diversion of management's attention required by the integration process, as well as any other difficulties which may be encountered in the transition and integration process, such as unforeseen capital and operating expenses or other difficulties and complications and unanticipated delays frequently encountered in connection with the expansion and integration of acquired operations, could have an adverse effect on the revenue and operating results of CTG. Further, the Merger may result in the recording of significant goodwill on CTG's financial statements, the amortization of which would reduce reported earnings in subsequent years.

         It is anticipated that CTG will pursue a number of strategic initiatives that either have not been pursued or have not been fully commercialized by either Cardiac or Electro to date, including, among others, a single-lead DDD system, a single-pass pace monitor and defibrillation lead, an atrial fibrillation ablation system and a temporary cardioversion lead. Such initiatives will involve the risks associated with new businesses generally, including, but not limited to, risks associated with marketing medical devices and implementing such initiatives and engineering, design and construction risks in constructing and operating new facilities. See "MERGER - Business and Management after the Merger."

         RISKS ASSOCIATED WITH ACQUISITION STRATEGY. As part of its growth strategy, CTG intends to acquire additional companies with cardiology and electrophysiology catheter products and/or complementary products and technologies. Increased competition for acquisition candidates may develop, in which event there may be fewer acquisition opportunities available to CTG as well as higher acquisition prices. There can be no assurance that CTG will be able to identify, acquire or profitably integrate and manage additional companies or complementary products or technologies, if any, into CTG without substantial costs, delays or other operational or financial problems. Further, acquisitions involve a number of special risks, including possible adverse effects on CTG's operating results, diversion of management's attention, failure to retain key personnel of the acquired companies, amortization of acquired intangible assets and risks associated with unanticipated events or liabilities, some or all of which could have a material adverse effect on CTG's results of operations, financial condition or business. Customer dissatisfaction or performance problems at a single acquired company could have an adverse effect on the reputation of the Company. In addition, there can be no assurance that the other companies or complementary products or technologies acquired in the future will achieve anticipated revenue and earnings. See "MERGER - Business and Management after the Merger."

         POSSIBLE NEED FOR FUTURE ACQUISITION FINANCING. CTG intends to finance future acquisitions by using the remaining net proceeds from the public offering of the Newly Offered Shares and/or issuing shares of CTG Common Stock for all or a substantial portion of the consideration to be paid. In the event that CTG Common Stock does not maintain a sufficient market value or potential acquisition candidates are otherwise unwilling to accept CTG Common Stock as part of the consideration for the sale of their businesses, CTG may be required to utilize more of its cash resources, if available, in order to initiate and maintain its acquisition program. If CTG does not have sufficient cash resources, its growth could be limited unless it is able to obtain additional capital through debt or equity financings. There can be no assurance that CTG will be able to obtain the financing it will need on terms it deems acceptable, or at all.

         POSSIBLE NEED FOR ADDITIONAL OPERATING CAPITAL. Both Cardiac and Electro have a history of operating losses and have exhausted current capital resources. Cardiac's and Electro's capital requirements in connection with carrying inventory, designing, developing and marketing products have been significant, and CTG's will continue to be significant. Further, additional costs will be incurred related to the integration of the two companies' operations. Although the closing of the Merger is contingent upon Cardiac and Electro obtaining additional financing, there is no assurance that these funds will be sufficient to fund operations. If CTG were to need additional funds (i.e., if CTG is not able to achieve cost savings or if additional funds are required for marketing or other operational efforts), CTG could be required to seek additional financing. There can be no assurance that further financing will be available on acceptable terms, or at all. Additional equity financing may involve substantial dilution to the interests of CTG's then existing stockholders.

         POTENTIAL LOSS OF KEY PERSONNEL. As is the case in many acquisition transactions, the Merger may result in the loss of key personnel from CTG or its subsidiaries through attrition or restructuring. Such a loss of key personnel could have an adverse effect on operations.

         YEAR 2000 ISSUE. Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the year 2000. Some older computer systems stored dates with only a two-digit year with an assumed prefix of "19". Consequently, this limits those systems to dates between 1900 and 1999. If not corrected, many computer systems and applications could fail or create erroneous results by or at the year 2000 (the "Year 2000 issue").

         Both companies have undertaken to assess the potential impact of the Year 2000 issue. Such assessment has included a review of the impact of the issue in primarily four areas: products, manufacturing systems, business systems and miscellaneous/other areas. Based on the results of its initial review, neither company anticipates that the Year 2000 issue will impact operations or operating results. See, "CARDIAC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Operating Trends and Uncertainties" and "ELECTRO MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Operating Trends and Uncertainties."

         CONFLICTS OF INTEREST. Under the terms of the Merger Agreement, Electro's indebtedness to The T Partnership will be redeemed by: (a) issuance to The T Partnership by the Surviving Subsidiary of an aggregate of 1,000 shares of Series A Preferred Stock with a liquidation value equal to $1.0 million, convertible into shares of CTG Common Stock at a conversion price equal to 120% of the price per share of the CTG Common Stock used as the basis for the consideration given in exchange for any capital raised in satisfaction of the financing contingency to the Merger; (b) the delivery to The T Partnership of a conditional promissory note made by CTG in the amount of $1.0 million, at an interest rate of 9% per annum, with the principal and interest thereon due only upon the occurrence of certain events related to the failure to pay amounts which are due but not paid on the Series A Preferred Stock (or in the event of certain other non-monetary defaults); and (c) the delivery to The T Partnership of a secured promissory note made by CTG in an amount not to exceed $1.3 million (which amount shall be the remaining amount of Electro's secured indebtedness to The T Partnership exclusive of the amount redeemed under (a) above), bearing interest at the rate of 12% per annum payable quarterly, the principal amount of which shall be due and payable three years from the date of execution of such note. As a result of the issuance of Series A Preferred Stock, The T Partnership shall be entitled to receive dividends. See "DESCRIPTION OF SECURITIES OF CTG, CARDIAC AND SURVIVING SUBSIDIARY - Preferred Stock of Surviving Subsidiary" and "MERGER - Redemption of The T Partnership Debt." In addition, pursuant to the terms of the Merger Agreement, The T Partnership shall be entitled to reimbursement for cash advances provided to Electro in the amount of $200,000, or any greater amount as may be agreed to by Electro and Cardiac, in writing, which may have been extended by The T Partnership between May 1, 1998 and the completion of the Merger for the purpose of operating capital. Ervin Schoenblum and Abraham Nechemie, who comprise the entire Electro Board, are also partners in The T Partnership. Mr. Schoenblum is also Electro's Acting President. See "MERGER - Interests of Certain Persons in the Merger." As of September 30, 1998, Electro's indebtedness to The T Partnership was approximately $2.5 million. The indebtedness to The T Partnership is secured by Electro's headquarters, its accounts receivable, inventories, machinery and equipment and is subordinated only to one creditor who has priority in payment to The T Partnership in the amount of $220,000 as of September 30, 1998. See "BUSINESS OF ELECTRO - Legal Proceedings." Since the indebtedness to The T Partnership is secured by all of Electro's assets, including the headquarters facility valued at approximately $1.2 million, management believes that the obligation is fully collateralized. The redemption of $1.0 million of the indebtedness to The T Partnership by issuance of Series A Preferred Stock provides The T Partnership with an unsecured obligation as compared with its currently secured position and allows for payments in the form of a 9% dividend as compared to the 12% interest rate currently being received on the indebtedness. However, the convertible aspect of the Series A Preferred Stock, which is convertible into CTG Common Stock for a period of five years at 120% of the price per share of the CTG Common Stock used as the basis for consideration given in exchange for any capital raised in satisfaction of the financing contingency to the Merger could be beneficial to The T Partnership though such benefit is diminished as a result of CTG's right to redeem the Series A Preferred Stock at any time. Accordingly, the benefit afforded The T Partnership by virtue of the redemption of a portion of its indebtedness in the form of higher-yielding secure debt obligation to a lower-yielding obligation is wholly dependent upon the successful operations of CTG and the reflection of such successful operations in the stock price of CTG Common Stock.


         The T Partnership will own approximately 16% of CTG after the Merger. However, if The T Partnership converts its 1,000 shares of Series A Preferred Stock into shares of CTG Common Stock, it would own a larger percentage of CTG, such percentage being determined by the conversion price of the preferred stock. See "MERGER - Redemption of The T Partnership Debt."

                              THE SPECIAL MEETINGS

ELECTRO SPECIAL MEETING

         INTRODUCTION. This Joint Proxy Statement/Prospectus is provided to the stockholders of Electro in connection with the Electro Special Meeting to be held on November 16, 1998 and any adjournments or postponements thereof. The approximate date that this Joint Proxy Statement/Prospectus is first being sent to Electro stockholders is October 15, 1998.

         ACTION TO BE TAKEN AT THE ELECTRO SPECIAL MEETING. At the Electro Special Meeting, the Electro stockholders will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and the Merger and a proposal to authorize the Electro Board to adjourn the Electro Special Meeting if there are insufficient votes to constitute a quorum or to approve the Merger Agreement and the Merger and to transact any other business that properly comes before the meeting. The Merger Agreement is attached as Appendix A to this Joint Proxy Statement/Prospectus and is incorporated herein by reference.

         VOTING AT THE ELECTRO SPECIAL MEETING. Only stockholders of record at the close of business on September 28, 1998 (the "Electro Record Date") will be entitled to vote at the Electro Special Meeting. As of the close of business on the Electro Record Date, 6,390,389 shares of Electro Common Stock were outstanding and entitled to vote at the Electro Special Meeting.

         Any person giving a proxy in the form accompanying this Joint Proxy Statement/Prospectus has the power to revoke it at any time before it is exercised. A stockholder may revoke a proxy by filing with the Secretary of Electro written notice of revocation bearing a later date than the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Electro Special Meeting and affirmatively voting in person (although mere attendance at the Electro Special Meeting will not in and of itself constitute revocation of a proxy). A stockholder who attends the meeting, however, need not revoke the proxy and vote in person unless the stockholder wishes to do so. All valid, non-revoked proxies will be voted at the Electro Special Meeting in accordance with the instructions given. IF THE SIGNED PROXY IS RETURNED WITHOUT INSTRUCTIONS, IT WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER AND FOR THE AUTHORIZATION OF THE ELECTRO BOARD TO ADJOURN THE ELECTRO SPECIAL MEETING TO PERMIT THE FURTHER SOLICITATION OF PROXIES IF NECESSARY. The holders of a majority of the aggregate outstanding shares of Electro Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Electro Special Meeting. The affirmative vote of two-thirds (2/3) of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Electro Special Meeting is required to approve and adopt the Merger Agreement and the Merger. The affirmative vote of a majority of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Electro Special Meeting is required for authorization of the Electro Board to adjourn the Electro Special Meeting. At the Electro Special Meeting, abstentions and broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum but will not be counted as a "vote cast" on any matter to which it relates. Although the Notice of Electro Special Meeting of Electro Stockholders provides for transaction of such other business as may properly come before the meeting, the Electro Board has no knowledge of any matters to be presented at the meeting other than those referred to herein. The accompanying proxy, however, gives discretionary authority to the proxy holders to vote in accordance with the recommendation of management if any other matters are presented.

         The T Partnership, holder of approximately 30% of Electro Common Stock, has entered into the Voting Agreement with Cardiac agreeing to vote in favor of approval and adoption of the Merger Agreement and the Merger.

         PROPOSALS BY ELECTRO STOCKHOLDERS. If the Merger is approved, the other conditions to the Merger are satisfied and the Merger is consummated, stockholders of Electro will become stockholders of CTG at the Merger Effective Time. In order to be eligible for inclusion in CTG proxy materials for the 1998 Annual Meeting of Stockholders of CTG, any stockholder proposal to take action at such meeting must be received at the principal executive offices of CTG, 3 Commerce Boulevard, Palm Coast, Florida 32164 no later than June 12, 1998, unless the month and day of the next Annual Meeting of Stockholders are advanced by more than thirty calendar days, or delayed by more than ninety calendar days from November 12, 1998, the month and day contemplated for the 1998 Annual Meeting. If the Merger is not consummated, Electro would plan to hold a 1998 Annual Meeting of Stockholders as soon as convenient after termination of the Merger Agreement and any stockholder who wishes to present a proposal for inclusion in the proxy materials for Electro's 1998 Annual Meeting of Stockholders must have submitted such proposal to Electro within a reasonable time before Electro begins to print and mail its proxy materials.

         SOLICITATION OF PROXIES. A proxy in the form accompanying this Joint Proxy Statement/Prospectus is solicited on behalf of the Electro Board. Proxies will be solicited by use of the mails, and officers and employees of Electro may, without additional compensation, also solicit proxies by telephone or personal contacts. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of Electro Common Stock held in their names and Electro will, on request, reimburse such persons for their expenses in forwarding proxies and accompanying materials and in obtaining authorization from beneficial owners of Electro Common Stock to execute proxies. In the event that there is any material change in the business or financial condition of either Cardiac or Electro prior to the Merger Effective Time of the Merger, and the Merger is not abandoned, the Electro Board intends to re-solicit the approval of Electro stockholders to the Merger.


         NO DISSENTER'S RIGHTS. Holders of record of shares of Electro Common Stock will not have appraisal rights with respect to the shares. Section 14A:11-1 of the New Jersey Business Corporation Act states that a stockholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares for which, pursuant to the plan of merger or consolidation, he will receive: (a) cash, (b) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than one thousand (1,000) holders; or (c) cash and such securities. As of September 30, 1998, there were 584 holders of record of Cardiac Common Stock, and 584 holders of record of Electro Common Stock.


CARDIAC SPECIAL MEETING


         INTRODUCTION. This Joint Proxy Statement/Prospectus is provided to the stockholders of Cardiac in connection with the Cardiac Special Meeting to be held on November 16, 1998 and any adjournments or postponements thereof. The approximate date that this Joint Proxy Statement/Prospectus is first being sent to Cardiac stockholders is October 15, 1998.


         ACTION TO BE TAKEN AT THE CARDIAC SPECIAL MEETING. At the Cardiac Special Meeting, the Cardiac stockholders will be asked to consider and vote upon proposals to: (i) approve the Reverse Split; (ii) ratify, approve and adopt the Merger Agreement and the Merger; (iii) approve and adopt the Restructuring Merger Agreement and the Restructuring Merger; and (iv) authorize the Cardiac Board adjourn the Cardiac Special Meeting if there are insufficient votes to constitute a quorum or to approve the proposals and to transact any other business that properly comes before the meeting.

         VOTING AT THE CARDIAC SPECIAL MEETING. Only stockholders of record at the close of business on September 28, 1998 (the "Cardiac Record Date") are entitled to notice of, and to vote at, the Cardiac Special Meeting. As of the close of business on the Cardiac Record Date, 2,648,739 shares of Cardiac Common Stock were outstanding and entitled to vote at the Cardiac Special Meeting.

         Any person giving a proxy in the form accompanying this Joint Proxy Statement/Prospectus has the power to revoke it at any time before it is exercised. A stockholder may revoke a proxy by filing with the Secretary of Cardiac written notice of revocation bearing a later date than the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Cardiac Special Meeting and affirmatively voting in person (although mere attendance at the Cardiac Special Meeting will not in and of itself constitute revocation of a proxy). A stockholder who attends the meeting, however, need not revoke the proxy and vote in person unless the stockholder wishes to do so. All valid, non-revoked proxies will be voted at the Cardiac Special Meeting in accordance with the instructions given. IF THE SIGNED PROXY IS RETURNED WITHOUT INSTRUCTIONS, IT WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE REVERSE SPLIT, THE RESTRUCTURING, THE MERGER AGREEMENT AND THE MERGER AND FOR THE AUTHORIZATION OF THE CARDIAC BOARD TO ADJOURN THE CARDIAC SPECIAL MEETING TO PERMIT THE FURTHER SOLICITATION OF PROXIES IF NECESSARY. The holders of a majority of the shares of Cardiac Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Cardiac Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote at the Cardiac Special Meeting will be required to approve the Reverse Split, ratify, approve and adopt the Merger Agreement and the Merger, and approve and adopt the Restructuring Merger Agreement and Restructuring Merger. The affirmative vote of the holders of a majority of the shares of Cardiac Common Stock present in person or represented by proxy and entitled to vote at the Cardiac Special Meeting will be required to authorize the Cardiac Board to adjourn the Cardiac Special Meeting. The Reverse Split, the Merger and the Restructuring Merger are all interdependent and conditions precedent to the occurrence of each other. Accordingly, the failure of the Cardiac stockholders to approve and adopt any one of such transactions will mean that the Merger will not occur. For the purpose of determining the vote required for approval of matters to be voted on at such meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same effect as a vote against the matter. Broker non-votes will be treated as "present" and "entitled to vote" and will be counted for purposes of determining a quorum. However, broker non-votes will not be counted for any purpose in determining whether a matter has been approved at the Cardiac Special Meeting. Although the Notice of Cardiac Special Meeting of Cardiac Stockholders provides for transaction of such other business as may properly come before the meeting, the Cardiac Board has no knowledge of any matters to be presented at the meeting other than those referred to herein. The accompanying proxy, however, gives discretionary authority to the proxy holders to vote in accordance with the recommendation of management if any other matters are presented.

         SOLICITATION OF PROXIES. A proxy in the form accompanying this Joint Proxy Statement/Prospectus is solicited on behalf of the Cardiac Board. Proxies will be solicited by use of the mails, and officers and employees of Cardiac may, without additional compensation, also solicit proxies by telephone or personal contacts. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of Cardiac Common Stock held in their names and Cardiac will, on request, reimburse such persons for their expenses in forwarding proxies and accompanying materials and in obtaining authorization from beneficial owners of Cardiac Common Stock to execute proxies. In the event that there is any material change in the business of financial condition of either Cardiac or Electro prior to the Merger Effective Time, and the Merger is not abandoned, the Cardiac Board intends to re-solicit the approval of Cardiac stockholders to the Merger.

         DISSENTERS' RIGHTS. If the Restructuring Merger is approved by the required vote of Cardiac stockholders and is not abandoned or terminated, holders of Cardiac Common Stock who file a written notice of dissent before the vote and who do not vote in favor of the Restructuring Merger will have the right to dissent to the Restructuring Merger and to receive the "fair value" of their shares of Cardiac Common Stock in cash provides such holders comply with the requirements of Section 262 of the Delaware Act, and will be entitled to dissenters' appraisal rights as described therein. See "DISSENTERS' RIGHTS - Cardiac Stockholders."

                            BACKGROUND OF THE MERGER

         The terms and conditions of the Merger were determined through arm's-length negotiations between the senior management and board of directors of each of Cardiac and Electro. In determining the form and amount of consideration to be paid in the transaction, numerous factors were reviewed by the senior management and board of directors of each of Cardiac and Electro. See "REASONS FOR THE MERGER - Electro's Reasons for the Merger - Cardiac's Reasons for the Merger." and "RECOMMENDATIONS OF THE BOARDS OF DIRECTORS - Electro Board
- Cardiac Board." The following is a brief discussion of the contacts and negotiations that have occurred between the two companies. For purposes of this section and "REASONS FOR THE MERGER - Electro's Reasons for the Merger - Cardiac's Reasons for the Merger" and "RECOMMENDATIONS OF THE BOARDS OF DIRECTORS - Electro Board - Cardiac Board" references to the "Initial Merger Agreement" shall mean and refer to the Agreement and Plan of Reorganization dated as of January 20, 1998 prior to any amendment thereto; references to the "Merger Agreement" in such sections, as in all other sections hereof, shall mean and refer to the Agreement and Plan of Reorganization, dated as of January 20, 1998, as amended by a First Amendment to Agreement and Plan of Reorganization, dated as of May 5, 1998, a Second Amendment to Agreement and Plan of Reorganization, dated as of August 7, 1998, and a Third Amendment to Agreement and Plan of Reorganization, dated as of September 4, 1998.

         On May 9, 1997, Larry Haimovitch, a member of the Cardiac Board made initial contact with Ervin Schoenblum, Acting President of Electro, at the North American Society for Pacing and Electrophysiology trade conference in New Orleans at which time preliminary discussions regarding the general business of each organization and of the potential merits of combining the two companies took place. On the same day, Alan Rabin, CEO and President of Cardiac, approached Mr. Schoenblum separately and Messrs. Rabin and Schoenblum engaged in discussions relative to the general business of their respective companies focusing on the synergies of the companies.

         On May 13, 1997, Mr. Rabin sent a letter to Mr. Schoenblum expressing interest in pursuing the initial discussions further, and providing further detail on the business prospects for Cardiac, the most significant of which related to the opportunities for sales of leads on an OEM basis. Thereafter, a series of telephone conversations took place between representatives of each company's senior management and board of directors wherein the parties attempted to exchange additional information to broaden their respective general understanding of each other's operations.

         On May 22, 1997, Mr. Rabin visited the headquarters of Electro, and on June 19, 1997, Mr. Schoenblum visited Cardiac's headquarters. The purpose of the visits was for each party to meet each company's management team, tour the facilities and observe operations.

         By letter dated July 5, 1997 to Mr. Schoenblum, Mr. Rabin delineated the benefits of a combination of the companies including the cost-savings opportunities, the increased likelihood of obtaining financing and the greater potential for technological advances. A meeting took place in Fairfield, New Jersey on July 15, 1997, among Bart Gutekunst, Chairman of the Cardiac Board, Mr. Rabin, Mr. Schoenblum, Donald Muntz, a director of Electro at that time, Abraham Nechemie, a director of Electro, and a representative of The T Partnership, a stockholder and creditor of Electro. The discussions focused on the potential operating and strategic synergies which could result from a merger, and the then current business conditions of each company. At the conclusion of the meeting, the Electro representatives indicated a desire to further explore a potential merger. See "REASONS FOR THE MERGER - Electro's Reasons for the Merger - Cardiac's Reasons for the Merger" and "RECOMMENDATIONS OF THE BOARDS OF DIRECTORS - Electro Board - Cardiac Board."

         On July 23, 1997, Cardiac executed and delivered to Electro a letter of intent proposing a merger of the two companies by an exchange of common shares. This original letter of intent was not acted upon.

         The Electro Board met informally on several occasions to discuss various issues relative to a merger with Cardiac and to consider alternatives thereto. Electro had been experiencing financial difficulties for a significant period of time and the outlook for continuing operations for the long-term was poor. Electro had insufficient financing to pursue the new product development efforts required to remain an effective competitor in the electrophysiology catheter business and management's efforts to obtain financing on reasonable terms had been fruitless. Concluding that obtaining funding on its own was not likely to occur upon acceptable terms, the Electro Board came to believe that a combination with or an acquisition by another company was Electro's best option for continued operation.

         During the time frame that the Electro Board considered a merger with Cardiac, it also considered other opportunities. One opportunity was a stock-for-stock merger with another company engaged in the electrophysiology field under the terms of which the stockholders of Electro would receive one share of stock of the other company for every three shares of Electro Common Stock tendered. Once management determined that the merger candidate appeared to be a significant cash consumer and had few capital resources, it was resolved that this opportunity was not in the best interest of Electro stockholders. The merger candidate's stock price had decreased prior to its merger discussions with Electro and decreased further during such discussions, from approximately $2.25 per share at the time of the commencement of such discussions (placing a value on shares of Electro Common Stock at approximately $0.75 per share) to approximately $0.75 per share when discussions were terminated (suggesting that, all other things being constant, each former share of Electro Common Stock would have had a value of approximately $0.25 per share).

         In September 1997, Electro resumed negotiations with Cardiac and a series of meetings and telephone conversations took place involving representatives of the two companies until October 6, 1997 when a meeting took place involving, among others, Messrs. Gutekunst, Rabin and Schoenblum to negotiate the letter of intent (the "Letter of Intent") which would outline the terms of a merger and list a number of contingencies to closing that were to be mutually addressed by both management teams.

         An initial exchange ratio was arrived at by arm's-length negotiation among the parties after analyzing the relative values of the two companies. Cardiac's initial proposal to Electro relative to the exchange ratio was based upon the generally equal size of the two companies which brought about generally equal value to the combination, and thereby to the stockholders of each company, who should own approximately one-half of the shares of the combined companies. This would have called for an exchange ratio of approximately two shares of Electro for every one share of Cardiac. After further negotiation, the parties agreed that Electro stockholders should receive two-thirds (2/3) of a share of Cardiac Common Stock for each share of Electro Common Stock, which would give existing Electro stockholders approximately 62% of the total shares of the combined companies. The Electro Board considered that, in light of the fact that this exchange ratio would result in Electro stockholders owning approximately 62% of the combined companies, the Merger was fair to such stockholders.

         After the exchange ratio was determined, a +/-50% spread was applied to the bid price relationship as the acceptable parameters within which the parties would proceed with the transaction before either company could terminate the transaction and "walk away." Specifically, if the bid price of a share of Cardiac Common Stock was greater than 2.25 times that of Electro Common Stock, for at least 10 consecutive days, Cardiac could walk away; similarly, if the bid price of a share of Cardiac Common Stock was less than 0.75 times that of a share of Electro Common Stock, for at least 10 consecutive days, Electro could walk away.

         The fees and expenses to be paid in the event of a termination of the transaction after a merger agreement had been signed were negotiated by the parties to provide equitable reimbursement for the efforts expended. The amounts agreed upon were intended to reflect a reasonable compromise between an actual disincentive to termination and provision of flexibility to the Boards for the fulfillment of their fiduciary responsibilities to their respective stockholders by allowing consideration of possible Superior Proposals.

         In an effort to convert debt to equity, Cardiac requested that The T Partnership agree to the redemption of $1.85 million of Electro's secured debt to The T Partnership by accepting: (a) the issuance to The T Partnership of 1,000 shares of Series A Preferred Stock of the Surviving Subsidiary, which shares shall have a liquidation value equal to $1.0 million of the indebtedness and shall be convertible into shares of CTG Common Stock; (b) the delivery to The T Partnership of CTG's 9% conditional promissory note in the amount of $1.0 million pursuant to which CTG is obligated to pay only those amounts which are due but not paid to the holders of the Series A Preferred Stock, or in the event of certain non-monetary defaults such as bankruptcy, liquidation, a sale of substantially all assets, a change of ownership of the surviving subsidiary, or a default in the hereinbelow mentioned secured promissory note (any payment or conversion of the Series A Preferred Stock shall be deemed a payment on the conditional note, and in the principal or interest payments on the conditional note shall be deemed redemptions and payments under the Series A Preferred Stock, with the result being that CTG shall not be obligated to make aggregate payments with respect to both the Series A Preferred Stock and conditional note, in excess of $1.0 million plus interest); and (c) the delivery to The T Partnership of a secured promissory note made by CTG in an amount not to exceed $1.3 million, which amount shall be the amount of Electro's indebtedness to The T Partnership that will be outstanding after the Closing of the Merger, at an interest rate of 12% per annum payable quarterly, the principal amount of which shall be due and payable three years from the date of execution of such note (the terms of the security for the note have yet to be agreed upon). See "DESCRIPTION OF CTG, CARDIAC AND SURVIVING SUBSIDIARY SECURITIES - Preferred Stock of Surviving Subsidiary" and "MERGER - Redemption of The T Partnership Debt." The two directors comprising the Electro Board are also partners in The T Partnership and because of their awareness of the existence of a conflict of interest and of their fiduciary obligations to the Electro stockholders, they informed Cardiac that The T Partnership would not require terms more favorable than the best terms available to Cardiac for similar capital for the combined companies from third party lenders. Cardiac management made their proposal to The T Partnership based on their knowledge from discussions and other offers from several potential investors. The T Partnership accepted Cardiac's original proposal.

         The terms agreed upon included a five-year right to convert the Series A Preferred Stock of the Surviving Subsidiary issued to The T Partnership at the Merger Effective Time into shares of Cardiac Common Stock at a conversion price of the greater of $1.00 or 120% of the stock price used as a basis for the consideration given in exchange for any capital raised by Cardiac to satisfy the financing condition to the Merger. It was further agreed that the promissory note would bear interest at the rate of 9% per annum, with principal and interest thereon due only upon the occurrence of certain events related to the failure to realize the preferred distribution on the Series A Preferred Stock.

         Members of both the Electro Board and the Cardiac Board were informally apprised of the progress of discussions between the companies, and reviewed the terms proposed in the Letter of Intent and, after thorough review and consideration thereof, authorized its execution. The Letter of Intent was entered into by both companies on October 23, 1997. A joint press release was issued on October 27, 1997 to advise the public of the proposed merger and of the execution of the Letter of Intent in such regard.

         After signing the Letter of Intent, a due diligence process was initiated by both companies and a joint business plan was developed, concentrating on issues affecting cash flow, liquidity, operating and strategic synergies, and future value. A formal review of the results of these studies, due diligence issues and analyses were presented to each board of directors by their respective management. While the Electro Board believed that, in light of Electro's financial condition and limited opportunities for financing and combination and the terms negotiated, the Merger was a fair transaction, it determined that it would be in the best interests of the Electro stockholders to obtain an independent assessment of the fairness of the transaction to the Electro stockholders. Compass Capital Partners, Ltd. was introduced to the Electro Board by Saiber, Electro's legal counsel, on November 18, 1997, as an investment banking firm which has performed many fairness opinion assessments. The Electro Board obtained Compass' credentials and during December 1997, each member of the Electro Board reviewed the qualifications of Compass and interviewed the investment banker who would perform the review and was satisfied that he was capable of undertaking the necessary analyses and furnishing the fairness opinion and had no conflict of interest in doing so. Subsequent discussions with representatives of Compass took place in December 1997.

         On December 15, 1997, the Cardiac Board held a telephonic board meeting to discuss the Merger issues. At that time, the directors of Cardiac unanimously approved the terms of the Initial Merger Agreement and the transactions contemplated thereby and authorized the execution of the Initial Merger Agreement by the appropriate officers of Cardiac.

         On January 8, 1998, Electro retained Compass to undertake the services of providing a fairness opinion, and on January 14, 1998, the Electro Board received a report from Compass containing its observations and conclusions for review and subsequent discussion.

         On January 15, 1998, the Electro Board held a telephonic board meeting to discuss the report received from Compass and Compass made a presentation to the Electro Board of its analysis of the considerations attendant to the proposed Merger and advised the Electro Board that the consideration proposed to be paid by Cardiac pursuant to the terms of the Letter of Intent is fair, from a financial point of view, to the stockholders of Electro. At that time, the directors of Electro unanimously approved the terms of the Initial Merger Agreement and the transactions contemplated thereby and authorized the execution of the Initial Merger Agreement by the appropriate officers of Electro.

         Cardiac and Electro entered into the Initial Merger Agreement as of January 20, 1998 and, thereafter, issued a joint press release informing the public of such action.

         During December 1997 and January 1998, the management of Electro had discussions with a foreign third party entity (the "Foreign Acquirer") professing interest in an acquisition of Electro. The initial contact had been made through a business broker who had knowledge of the proposed merger with Cardiac and believed that he could assist the parties in obtaining financing for the combination, which discussions led to the introduction of Mr. Schoenblum to the Foreign Acquirer. Mr. Schoenblum introduced the Foreign Acquirer to Mr. Rabin in an effort to determine if a transaction could be structured including all three parties. The Foreign Acquirer was not interested in implantable devices and rejected the possibility of a combination involving Cardiac and Electro because his business plans did not include involvement in implantable products. The Foreign Acquirer continued to have an interest in Electro proposing an acquisition of all the outstanding shares of Electro Common Stock for cash consideration. The Electro Board, considering its fiduciary obligation to its stockholders, pursued negotiations with the Foreign Acquirer in the interest of determining whether any resultant offer would constitute a Superior Proposal.

         Initial meetings with representatives of the Foreign Acquirer suggested a stock acquisition of Electro by the Foreign Acquirer for cash consideration in an amount which, after subsequent meetings, was substantially reduced. The initial consideration discussed was approximately $0.45 per share at closing with a post-closing payment of another $0.15 per share in a year, and another payment tied to Electro's future operations in an amount of as much as $0.15 per share. In later meetings the structure of the transaction was revised to reflect an asset purchase of Electro with assumption of all attendant liabilities, to effectively mimic a stock transaction, at a purchase price to be paid, in part, at closing and, in part, over a two-year period, with a portion of the price payable being contingent on future operations. Later discussions among the parties resulted in constant adjustment of the liabilities of Electro that would be assumed by the Foreign Acquirer and the offset of subsequent liabilities against post-closing payments and indemnification obligations which, together, could have reduced the purchase price to a level of approximately zero. Such revisions to the initial offer caused the Electro Board to question the seriousness of the offer, the likelihood of full appreciation of the purchase price by the Electro stockholders and the determination of whether the offer was, in fact, a Superior Proposal. After serious deliberation, in early April 1998, the Electro Board rejected the Foreign Acquirer's proposal.

         Management of Electro had kept management of Cardiac apprised of developments in connection with their discussions with the Foreign Acquirer and with the possibility of a Superior Proposal from such party, and, in early April 1998, advised Mr. Rabin that Electro had terminated negotiations with the Foreign Acquirer whereupon discussions with Cardiac resumed.

         As a result of further negotiations between representatives of the Cardiac Board and the Electro Board, certain revisions to the Initial Merger Agreement were proposed (the "First Amendment"). The parties agreed to revise the exchange ratio to reflect the market prices of the stock of the two companies, and, accordingly, agreed to the Merger Exchange Ratio, resulting in existing stockholders of Electro owning approximately 71% of the shares of the combined companies (prior to giving effect to shares of Electro Common Stock to be issued in connection with the contemplated financing to occur immediately prior to the Merger). The termination provisions were also revised to reflect that either company could terminate the Merger Agreement if the ratio of the closing bid price of a share of Cardiac Common Stock to a share of Electro Common Stock were greater than 2.00 or less than .50 prior to giving effect to the Reverse Split. Additionally, with regard to the conversion price of the Series A Preferred Stock to be issued to The T Partnership, the $1.00 minimum price per share was removed allowing The T Partnership to be in a similar position as other potential third party lenders. The First Amendment also provided for the Reverse Split and the Restructuring Merger.

         On April 10, 1998, the Cardiac Board held a telephonic board meeting to discuss the proposed terms of the First Amendment to the Initial Merger Agreement. Six of the seven Cardiac board members were in attendance, and they unanimously approved and adopted the First Amendment to the Initial Merger Agreement and the transactions contemplated thereby and authorized the execution of the First Amendment to the Initial Merger Agreement by the appropriate officers of Cardiac.

         While Compass had previously concluded that the Merger was fair to the Electro stockholders when such stockholders were obtaining shares of the combined companies equal to about 62% of the shares in the combined companies, the Merger Exchange Ratio (pursuant to which the Electro stockholders now obtain approximately 71% of the shares of the combined companies prior to giving effect to shares of CTG Common Stock to be issued in connection with the completion of the public offering of the Newly Offered Shares simultaneously with and as a condition to the Merger) and the passage of time could alter the results achieved by the fairness analysis. Consequently, Compass was approached about updating its analysis.

         On May 5, 1998, the Electro Board held a board meeting and unanimously approved, subject to receipt of a fairness opinion to be presented by Compass, the First Amendment to the Initial Merger Agreement.

         On May 5, 1998, the parties executed the First Amendment to the Initial Merger Agreement.

         On May 19, 1998, Compass delivered an updated fairness opinion wherein Compass again concluded that the Merger is fair to the Electro Stockholders.

         As a result of further discussions between the parties relative to the issues of securing financing sufficient to satisfy the condition to the Merger and of clarifying certain procedural aspects of the transactions contemplated in connection with the Merger, the parties determined that it was advisable to amend the Initial Merger Agreement, as amended by the First Amendment. On August 7, 1998, the parties executed the Second Amendment to Agreement and Plan of Reorganization (the "Second Amendment"), which action was ratified by the Cardiac Board and the Electro Board in telephonic meetings held on September 4, 1998 and August 7, 1998, respectively.

         As a result of a change in the structure of the transactions contemplated by the Merger and the Restructuring Merger, the parties determined that it was advisable to amend the Initial Merger Agreement, as amended by the First Amendment and the Second Amendment (the "Third Amendment"). On September 4, 1998, each of the Cardiac Board and the Electro Board held a telephone board meeting and unanimously approved the Third Amendment to the Initial Merger Agreement. The parties then executed the Third Amendment which is dated as of September 4, 1998.

         Management of Cardiac had consulted with representatives from Fahnestock & Co., Inc., a member of the New York Stock Exchange ("Fahnestock"), regarding corporate opportunities in the development of Cardiac. As part of its consulting services, Fahnestock provided general investment banking advice, as well as a review of Electro's past financial performance and funding history and the perspective of the investment community regarding Electro. Fahnestock also provided advice regarding the structure of the transaction between Cardiac and Electro and future funding alternatives. In consideration for providing such consulting services, Fahnestock shall receive at the Merger Effective Time a three (3) year redeemable warrant from CTG for 27,000 shares of CTG Common Stock at $12.50 per share. See "DESCRIPTION OF CTG, CARDIAC AND SURVIVING SUBSIDIARY SECURITIES - Warrants."

                             REASONS FOR THE MERGER

ELECTRO'S REASONS FOR THE MERGER

         The Electro Board has determined that the Merger is fair to, and in the best interest of, Electro and its stockholders. Accordingly, the Electro Board has approved the Merger Agreement and the Merger and the transactions contemplated thereby, including the Merger Exchange Ratio. This approval followed, and was based upon discussions and prior meetings of the Electro Board at which matters relating to Electro and Cardiac were considered. See "BACKGROUND OF THE MERGER." In arriving at its conclusion, the Electro Board received presentations from, and reviewed carefully the terms and conditions of the Merger Agreement with, its management, its legal counsel and its financial advisor.

         The Electro Board had been advised by Electro's management of the difficulties experienced by management in obtaining additional capital for its operations over several years as management's numerous efforts to obtain such financing to support working capital requirements, and investments for research and development programs proved fruitless. Discussions had been held with commercial banks, investment banks, potential acquirers, potential merger partners and potential investors with the intent of obtaining funding. After considerable efforts over a substantial period of time, management had advised the Electro Board of the low probability of Electro obtaining financing upon reasonable terms and conditions, on its own. Management indicated the following reasons as obstacles to a transaction:

         /bullet/ the years of operating losses experienced by Electro, together with its inability to demonstrate sufficient financial returns to service and repay debt, prevented management from securing a more traditional, lower-cost line of credit from a commercial lender;

         /bullet/ Electro was unable to effectuate a private placement of equity or equity-related capital on acceptable terms and other potential financing vehicles were not available due to the lack of assets not already subject to security interests;

         /bullet/ after investigating Electro, potential acquirers found Electro not to be an attractive opportunity or offered prices below market capitalization at the time of the offer; and

         /bullet/ merger candidates did not possess sufficient synergies with Electro to bring about enough economies of scale to make the combination financially appealing.

         The management of Electro and the Electro Board discussed the prospect of continuing on a stand-alone basis and operating Electro within the existing parameters of its limited working capital line of credit, but management informed the Electro Board that, although recent developments (included interest in Electro by some prominent medical centers in joint research and development efforts, and interest by several medical device companies using Electro for contract research and development services and OEM work) might have enhanced the value of Electro, such developments could not be exploited without additional working capital. The discussions revealed that Electro had limited choices available. The Electro Board could consider cessation of operations, dissolution and liquidation or continuation with another party.

         Investigation of Cardiac as a potential merger candidate led the Electro Board to identify certain synergies between the two companies and to conclude that, as a result of such synergies, financing of the combined companies was more likely to be available since the exploitation of such synergies offered the possibility that the combined companies could be brought to profitability sooner. The synergies identified include the following:

         /bullet/ the two companies' operations, sales functions, markets and services would justify a strategy of consolidating certain functions to make them more efficient and cost effective;

         /bullet/ since a broader product line would result by combining the two companies' product offerings, the likelihood for qualifying for certain purchasing contracts would increase as would the opportunity for bundling cardiovascular products to hospitals and hospital-purchasing groups. In efforts to reduce costs, hospitals are limiting the number of vendors. Preferences are given to those companies that offer a full line of products, including those that encompass both of those of Cardiac and Electro. The broader product lines offer a greater chance of acceptance by individual hospital and buying group purchasing departments;

         /bullet/ the combined know-how in diagnostic and therapeutic technology related to the electrical problems in the heart, combined with adequate funding, would provide the opportunity of more rapid development of proprietary technology leading to the attainment of patents and potential increase in stockholder value;

         /bullet/ the combination would create a larger company with better economies of scale, through, among other things, elimination of at least one manufacturing facility and vertical integration of selected manufacturing processes, internalization of the manufacture of selected products and elimination of the duplication of selected services and managerial functions;

         /bullet/ Electro would benefit from the experienced and knowledgeable management and the Cardiac Board; and

         /bullet/ the combined companies would join at a revenue level approximately double that of Electro alone providing the combined companies with better access to the capital markets than Electro would have on a stand-alone basis.

         The management of Electro identified for the Electro Board the following negative factors relative to Cardiac and the risks of a combination with Cardiac:

         /bullet/ Cardiac's competition with several very large and well-funded companies in the pacemaker field;

         /bullet/ the cessation in January, 1998 of royalty payments from Intermedics to Cardiac pursuant to a license agreement;

         /bullet/ the current operating losses generated by both Cardiac and Electro which will need to be funded until the combined companies' operations begin to generate a profit; and

         /bullet/ the various other factors related to Cardiac's operations set forth under "RISK FACTORS," including, among others, Cardiac's debt obligations, limited sources of supply for product components, potential product recalls and product liability, and time and expense of integrating the operations of the two companies. See "RISK FACTORS."

         The Electro Board evaluated the factors, both positive and negative, listed above in light of their knowledge of the business and alternatives available to Electro and of their business judgment. The Electro Board considered these factors in their totality and did not quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determinations. The Electro Board considered the exchange ratio which provided for two-thirds (2/3) of a share of Cardiac Common Stock for each share of Electro Common Stock resulting in the stockholders of Electro receiving a 62% interest in the combined companies as fair. The Electro Board believes that the subsequent adjustment of the exchange ratio, resulting in Electro stockholders receiving approximately a 71% interest in the outstanding stock of the combined companies (53% after giving effect to the Reverse Split and issuance of CTG Common Stock to be issued in connection with the equity financing to occur immediately prior to the Merger), further increases value to Electro stockholders. The Board acknowledges that many factors need to be evaluated in order to determine whether a transaction is fair, in addition to the current market price, particularly when both companies' shares are traded in an inefficient market such as the OTC Bulletin Board, where shares are lightly-traded and have no following of any consequence.

         Although the transaction, as initially structured, contemplated the Electro stockholders receiving shares of Cardiac Common Stock of lesser value, due to the fact that each share of Electro Common Stock would be exchanged for 2/3 of a share of Cardiac Common Stock at a time when both stocks were trading at about the same price, the Electro Board had determined that, of all the alternatives available to it, the Merger offered the best opportunity for Electro's survival and for value to the Electro stockholders. None of the other alternatives provided for a higher valuation of the Electro shares. The revision in the initial exchange ratio to one-for-one (prior to giving effect to the Reverse Split of Cardiac Common Stock) allows the Electro stockholders to obtain stock of approximately equal value to that of the stock they currently own.

         The Electro Board reviewed the report, analyses and conclusions of Compass and the presentation of Compass to the Electro Board wherein Compass indicated that it found the consideration to be received by holders of shares of Electro Common Stock pursuant to the Merger Agreement was fair from a financial point of view. Compass has confirmed this opinion in its written statement delivered to the Electro Board on May 19, 1998. A copy of this opinion is attached as Appendix D to this Joint Proxy Statement/Prospectus and the stockholders of Electro are urged to read such opinion carefully.

         The Electro Board concluded that after taking into consideration all of the factors set forth above, the potential benefits of a merger with Cardiac outweigh the potential negative consequences, particularly in light of the alternatives available to Electro. As such, the Electro Board unanimously determined that the Merger was in the best interest of Electro and its stockholders, and that Electro should proceed with the Merger.

         In considering the recommendation of the Electro Board to approve and adopt the Merger Agreement and the Merger, Electro stockholders should be aware and should consider in their analysis of how to vote their shares that Ervin Schoenblum and Abraham Nechemie, who comprise the entire Electro Board, are partners in The T Partnership, which owns approximately 30% of the outstanding shares of Electro Common Stock and which is a creditor of Electro, with total indebtedness due to The T Partnership at September 30, 1998 of approximately $2.5 million. Mr. Schoenblum is also Electro's Acting President. In evaluating all of the alternatives available to Electro, the Electro Board had considered the liquidation of the company, which, in light of The T Partnership's secured position as a lender, would likely allow The T Partnership to recover most, if not all, of the amounts owed to it by Electro but would also likely result in little or no return to Electro stockholders.

         The T Partnership has beneficial ownership of 2,464,844 shares of Electro Common Stock, which includes 83,344 and 500,000 shares which The T Partnership has the right to acquire pursuant to outstanding warrants, immediately exercisable at prices of $1.425 and $.9875 per share, respectively. In addition to the shares held by The T Partnership, Messrs. Schoenblum and Nechemie also hold currently exercisable stock options with respect to 64,000 and 5,000 shares of Electro Common Stock, respectively. The T Partnership is comprised of five partners, Messrs. Schoenblum and Nechemie, who each hold a 5% equity interest in the partnership, Messrs. Fred Lafer and Stephen Shapiro, who each hold a 10% equity interest therein, and Mr. Henry Taub, who holds a 70% equity interest in the partnership and may be said to control The T Partnership. In an effort to facilitate the consummation of the Merger, The T Partnership has entered into the Voting Agreement with Cardiac, which was described previously.

         The T Partnership will own approximately 16% of CTG after the Merger.

CARDIAC'S REASONS FOR THE MERGER

         The Cardiac Board believes that the Merger with Electro provides an opportunity for Cardiac to create a combined company with greater financial resources and flexibility, competitive strengths and business opportunities that would not be possible for Cardiac alone. The Cardiac Board has determined that the Merger is fair to, and in the best interest of, Cardiac and its stockholders. Accordingly, the Cardiac Board has approved the Merger Agreement and the Merger and the transactions contemplated thereby. This approval was based upon discussions and prior meetings of the Cardiac Board at which matters relating to Electro and Cardiac were considered. See "BACKGROUND OF THE MERGER." In arriving at its conclusion, the Cardiac Board received presentations from, and reviewed carefully the terms and conditions of, the Reverse Split, the Merger and the Restructuring Merger with its management and its legal counsel.

         Under the Delaware Act, directors are accorded broad discretion in making business decisions, hence the so-called "business judgment rule."(1) The business judgment rule has a practical effect of protecting a board of directors from liability.(2) Pursuant to this rule, Delaware courts will not second-guess business decisions made in good faith by an independent and fully informed board of directors. The test of whether a board is fully informed, and therefore has met its duty of care, is one of gross negligence.

         Basically, a board of director's decision will not be disturbed if such decision can be attributed to any rational business purpose. Under Section 141(e) of the Delaware Act, directors are fully protected if they rely in good faith on information from certain specified sources, including corporate records and opinions, reports or statements presented to the corporation by any person who has been selected with reasonable care by or on behalf of the corporation and as to matters which the directors reasonably believe are within such person's professional or expert competence.

         Cardiac has experienced increased difficulty in attempting to compete in the pacemaker generator side of its business. Cardiac's generators do not have some of the advanced technologies, such as rate response and selected diagnostic capabilities desired by physicians for newer pacemakers. Further, Cardiac does not have the cash resources required to license and effectively develop these technologies into its products.

         Based upon the above problems, the Cardiac Board decided to focus Cardiac's growth and resources on the lead and catheter portion of its business. The intent was to increase both direct and OEM sales of pacemaker and defibrillator leads, as well as expand into other cardiac related catheters. The Cardiac Board decided that Cardiac should focus on the growing cardiac and electrophysiology catheter market, and decided to explore merger

------------
(1) SEE, E.G., ARONSON V. LEWIS, 473 A.2d 805, 812 (Del. 1984).
(2) SEE, E.G., JOY V. NORTH, 692 F.2d 880, 885 (2d Cir. 1982).

possibilities in the hopes of obtaining a broader product line and revenue base and additional opportunities to attract financing.

         The Cardiac Board evaluated a number of other companies (whose identities cannot be disclosed pursuant to the terms of certain confidentiality agreements entered into in connection with such negotiations), and chose Electro because of the following synergies:

         /bullet/ Electro had developed a business franchise with a broad line of products in the cardiac catheter market. The Cardiac Board believed that many of these products would fit well with Cardiac's product line because of similarities in technology, customer and clinical use.

         /bullet/ Both companies manufacture products that performed essentially the same function. Electro's catheters or leads are also used to carry electrical signals to and from the heart and for therapeutic and diagnostic functions. Although there are some differences in materials and in physical characteristics between the products, the differences were determined by the Cardiac Board to be an advantage because they expand on the technology base of both companies.

         /bullet/ By combining the companies, resources and personnel could be better utilized, allowing operational cost savings and eventually profitability.

                  More specifically:

                  /diamond/  the companies could be consolidated under one group of senior management;

                  /diamond/  the companies could take advantage of manufacturing efficiencies by eliminating redundancies and the combined entity ultimately plans to eliminate one manufacturing facility); and

                  /diamond/  the larger revenue base could better and more
                             efficiently support a sales group for the products.

         /bullet/ The markets for Cardiac and Electro are similar as both are directed at corporate OEM sales. Some of the larger actual and potential OEM customers of Electro require the same type of products as those manufactured by Cardiac, providing additional sales opportunities for both companies.

         /bullet/ The larger revenue base, broader product line and anticipated better profit performance of the combined entity are more desirable to the financial markets and may offer greater access to additional capital required to build these companies.

         The Cardiac Board discussed the prospect of continuing on a stand-alone basis and operating Cardiac within the existing parameters of its limited working capital line of credit. However, the Cardiac Board decided that if Cardiac was going to focus primarily on its lead and catheter business, its best opportunity for growth would be realized through external acquisition and that Electro provided the best opportunity for realization of its objectives.

         As mentioned above, other companies were considered and evaluated. However, they were rejected because Electro has already developed a business franchise with a broad line of products in the cardiac catheter market and either: (i) they had significantly lower revenues; or (ii) the cost requirements for merging the companies and bringing them to profitability were greater.

         In addition to the above factors, the Cardiac Board considered certain negative factors in determining the fairness of the Merger and the Restructuring Merger, including:

         /bullet/ The current operating losses generated by both Cardiac and Electro, which will require funding until the combined companies' operations begin to generate a profit.

         /bullet/ Electro is currently operating under an FDA Warning Letter and, unless progress is made on satisfying the requirements of that letter, Electro is at risk of further action by the FDA.

         /bullet/ Electro does not currently have the necessary CE Mark approvals required to allow continued sales of product in certain countries in Europe.

         The Cardiac Board evaluated the above factors, both positive and negative, in light of their knowledge of the medical device industry and the lack of other strategic or funding alternatives available to Cardiac. The Cardiac Board also considered the initial exchange ratio which provided for two-thirds (2/3) of a share of Cardiac Common Stock for each share of Electro Common Stock, resulting in the stockholders of Cardiac receiving a 38% interest in the combined companies (prior to giving effect to the issuance of the Newly Offered Shares). The Cardiac Board evaluated the initial exchange ratio in light of the foregoing information, the companies' respective equity market valuations as defined by the price per share of each company's common stock multiplied by the number of outstanding shares of common stock (the "Equity Market Value") as well as the comparable financial performance of both companies.

         The Cardiac Board reviewed pricing information concerning Electro's Common Stock and Cardiac's Common Stock for the three months preceding its proposal. Although the price per share of both companies' common stock had declined, both companies traded within a relatively consistent range of each other. With minor exceptions, Electro's Common Stock typically traded at prices approximately 15% to 30% below Cardiac's Common Stock during this period. The Cardiac Board recognized that both Electro Common Stock and Cardiac Common Stock are traded on the OTC Bulletin Board where volume is light and the spreads between bid and asked prices are relatively large, which suggests an inefficient market. However, this range remained steady on a relative basis during the prior three months.

         During the last week of August 1997, approximately one week prior to the signing of the Letter of Intent, the average closing bid price for Electro's Common Stock was $0.55 per share and the average closing bid price for Cardiac's Common Stock was $0.70. At that time, the Equity Market Value of Electro was approximately $3.515 million, while Cardiac's Equity Market Value was approximately 50% of this at approximately $1.854 million. This supported the initial exchange ratio whereby Electro's stockholders would receive approximately 62% of the combined companies. Further, Electro's annual revenue base as of August 1997 was approximately $6.6 million, slightly larger than Cardiac's then current annualized revenue base of approximately $6.2 million. Electro's net loss was also slightly larger than Cardiac's ($1.4 million versus a then projected $0.8 million for Cardiac). This was mitigated by the fact that a significant portion of Cardiac's revenue (almost 25%) and income were from royalty fees from Intermedics, and such fees were going to terminate in January 1998.

         In consideration of these factors, the Cardiac Board determined that the initial exchange ratio was fair to and in the best interest of Cardiac and its stockholders.

         In April 1998, two additional factors contributed to a reevaluation of the initial exchange ratio.

         /bullet/ Cardiac's royalty fees from Intermedics had ended, reducing
                  Cardiac's revenue base and increasing its net loss.

         /bullet/ The price of the two companies' common stock was now approximately equal at $0.38 per share, thus increasing the difference in the Equity Market Values of the two companies. Electro's Equity Market Value was now approximately $2.6 million, while Cardiac's was at less than 40% of this, or approximately $1 million.

         Based on the foregoing factors and in reaction to interests in Electro from a competitive company, the Electro Board required an adjustment in the initial exchange ratio, and the Cardiac Board determined that a modification of the initial exchange ratio to one share of Cardiac Common Stock for each share of Electro Common Stock was in the best interest of Cardiac and its stockholders.

         Based on the foregoing, the Cardiac Board concluded that the potential benefits of a merger with Electro outweighed the potential negative consequences. After taking into consideration all of the factors set forth above, the Cardiac Board determined, by a six to one vote, that the Merger was in the best interest of Cardiac and its stockholders, and that Cardiac should proceed with the Merger.

         The Cardiac Board considered the proposed terms of the First Amendment to the Initial Merger Agreement. In light of the changes that had taken place concerning the business and financial condition of each company, the Cardiac Board determined that the amendment was in the best interests of Cardiac's stockholders and unanimously adopted the terms of the First Amendment to the Initial Merger Agreement. The Cardiac Board considered the following factors:

         /bullet/ The Restructuring Merger would provide the combined entity
                  (CTG) with the flexibility to diversify its business in the future and to consider possible future acquisitions when appropriate, and with the best possibilities to operate on an on-going basis.

         /bullet/ An important objective of CTG would be to apply to list shares of CTG Common Stock on a regional exchange and/or the Nasdaq SmallCap Market as soon as possible after consummation of the Restructuring Merger.

         /bullet/ The Reverse Split would provide support for the CTG Common
                  Stock after consummation of the Restructuring Merger.

         The Cardiac Board and Cardiac's management identified one potential negative factor to the Reverse Split: that subsequent to the Reverse Split, CTG's performance or other factors may influence a decline in the stock price.

         Based on the foregoing, the Cardiac Board concluded that the potential benefits of the Reverse Split outweighed the potential negative consequences. After taking into consideration all of the factors set forth above, the Cardiac Board unanimously determined that: (i) the Reverse Split was in the best interests of Cardiac and its stockholders; (ii) the Restructuring Merger was in the best interests of Cardiac and its stockholders; and (iii) the Agreement and Plan of Reorganization should be amended to reflect the above and the Merger should proceed in accordance therewith.

         The Cardiac Board consists of directors experienced in the medical and financial industries. Larry Haimovitch formerly worked as a securities analyst in the medical device sector of each of Furman Selz and Wells Fargo & Company. Likewise, Tracey Young has worked with Sulzer Intermedics, Inc. and Teletronics International, and was a senior consultant with The Wilkerson Group, a medical device consulting firm, before joining the Cardiac Board. The additional other combined have experience as senior management in medical corporations, and have all made similar determinations of fairness in the past. For a more detailed description of the Cardiac Board and certain members of management, see "MANAGEMENT OF CARDIAC - Directors and Executive Officers of Cardiac."

         Based upon the experience of the Cardiac Board, the Cardiac Board believes that it can carry out the duties and responsibilities placed upon a board of directors under the Delaware Act. The Cardiac Board considered obtaining a professional investment advisor to deliver a formal fairness opinion, but concluded that such an expense was not warranted and would not, in any event, change the considered judgment of the Cardiac Board members who believe themselves to be fully capable of considering and evaluating the alternatives and values pertaining to Cardiac.

                   RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

ELECTRO BOARD

         THE ELECTRO BOARD HAS UNANIMOUSLY APPROVED AND ADOPTED THE MERGER AGREEMENT AND THE MERGER, AND BELIEVES THAT THE MERGER AND THE TRANSACTIONS CONTEMPLATED THEREBY ARE IN THE BEST INTERESTS OF, AND ARE ON TERMS THAT ARE FAIR TO, ELECTRO AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT ELECTRO STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

CARDIAC BOARD

         THE CARDIAC BOARD HAS APPROVED THE REVERSE SPLIT, THE MERGER AGREEMENT AND THE MERGER AND THE RESTRUCTURING MERGER AGREEMENT AND THE RESTRUCTURING MERGER AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND BELIEVES THAT THE REVERSE SPLIT, THE MERGER AND THE RESTRUCTURING MERGER ARE IN THE BEST INTERESTS OF, AND ARE ON TERMS THAT ARE FAIR TO, CARDIAC AND ITS STOCKHOLDERS. AFTER CAREFUL CONSIDERATION, THE CARDIAC BOARD RECOMMENDS THAT THE CARDIAC STOCKHOLDERS VOTE "FOR" APPROVAL OF THE REVERSE SPLIT, RATIFICATION, APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER, AND APPROVAL AND ADOPTION OF THE RESTRUCTURING MERGER AGREEMENT AND THE RESTRUCTURING MERGER.

                    OPINION OF COMPASS CAPITAL PARTNERS, LTD.

         Compass Capital Partners, Ltd. (previously defined as "Compass") has delivered a written opinion to the Electro Board that the consideration to be paid by Cardiac pursuant to the Merger is fair, from a financial point of view, to Electro stockholders. No limitations were imposed by the Electro Board upon Compass with respect to the investigations made, procedures followed or otherwise in connection with Compass rendering its opinion.

         JANUARY OPINION

         A copy of the full text of Compass' opinion, dated January 21, 1998, is attached as Appendix D to this Joint Proxy Statement/Prospectus. Electro stockholders are urged to read the opinion in its entirety for the assumptions made, matters considered and limits on the review undertaken by Compass. Compass' opinion is directed only to the fairness of the consideration to be received by Electro stockholders, from a financial point of view, and does not constitute a recommendation to any Electro stockholder as to how such stockholder should vote such stockholder's shares of Electro Common Stock regarding approval of the Merger. The summary of the opinion of Compass set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such opinion.

         In arriving at its opinion, Compass

         /bullet/ reviewed and relied upon a description of the Merger contained in the joint press release of Electro and Cardiac dated October 27, 1997;

         /bullet/ reviewed and relied upon Electro's and Cardiac's filings with the SEC on Forms 10-K for the 1995, 1996 and 1997 fiscal years, and on Forms 10-Q for the interim periods ended October 31, 1997 and November 30, 1997 for Cardiac and Electro, respectively;

         /bullet/ reviewed and relied upon a business plan internally prepared by Cardiac which reflects the Merger and projects segment and combined results of operations for the fiscal years 1998 through 2002;

         /bullet/ reviewed press releases issued by Electro and Cardiac between February 1995 and the date of the opinion, identified by Electro and Cardiac as constituting all press releases issued by either of them during such period;

         /bullet/ reviewed price and volume information relating to trading in Common Stock of each of Electro and Cardiac in 1997 and year-to-date 1998;

         /bullet/ reviewed and analyzed market trading and financial information about certain publicly-traded companies engaged in businesses deemed reasonably comparable to those of Electro and Cardiac;

         /bullet/ reviewed publicly-available information with respect to announced acquisitions of businesses deemed reasonably comparable to Electro and Cardiac;

         /bullet/ conducted discussions with members of Electro's senior management relating to the business and prospects of Electro;

         /bullet/ conducted discussions with members of Electro's senior management concerning Electro's capital needs and the means of addressing such needs, including potential synergies to be realized as a result of the Merger;

         /bullet/ undertook such other reviews and analyses as Compass deemed appropriate, including an analysis of the relative contributions of Electro's and Cardiac's historical and projected operations to pro forma combined results of operations; and

         /bullet/ reviewed all of the foregoing with the Electro Board before forming its opinion.

         In connection with its review, Compass did not independently verify any of the foregoing information and relied on the completeness and accuracy of all such information in all material respects. In addition, Compass did not make an independent evaluation or appraisal of the assets of Electro or Cardiac, nor was it furnished with any such appraisals.

         In arriving at its opinion and delivering its opinion to the Electro Board, Compass performed a variety of financial analyses, including those summarized below. The summary set forth below includes summaries of all of the material financial analyses discussed by Compass with the Electro Board, but does not purport to be a complete description of the analyses performed by Compass in arriving at its opinion. Arriving at a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not necessarily susceptible to partial analysis or summary description. In performing its analyses, Compass made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Electro's control. Any estimates incorporated in the analyses performed by Compass are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the value of businesses and securities neither purport to be appraisals nor necessarily reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. No public company utilized as a comparison is identical to Electro or Cardiac, and none of the acquisition transactions utilized as a comparison is identical to the Merger. Accordingly, an analysis of publicly-traded comparable companies and comparable acquisition transactions is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies or company to which they are being compared.

         The following is a summary of the material financial analyses performed by Compass in connection with its fairness opinion:

MARKET PRICE ANALYSIS

         Compass reviewed pricing and volume information concerning Electro Common Stock and Cardiac Common Stock for 1997 and 1998 year-to-date. Compass focused on the trading ranges of Electro Common Stock and Cardiac Common Stock immediately before and after significant announcements, including announcements regarding quarterly and annual financial information. In particular, Compass reviewed the reported daily price and volume activities of Electro Common Stock and Cardiac Common Stock for the period October 20, 1997 through November 3, 1997, which are the fifth trading days preceding and following the announcement of the signing of the Letter of Intent relating to the Merger, respectively.

         Compass noted that both Electro and Cardiac Common Stock are traded on the OTC Bulletin Board where volume is very light and the spreads between bid and asked prices are relatively large, and each trades at prices well under one dollar, all of which suggests an inefficient market. On October 24, 1997, the day before the announcement of the Merger and when no trades were reported for either company's common stock, the spread on Electro's Common Stock was $0.125, or 19% of the bid price. The spread on Cardiac Common Stock was $0.188, or 27% of its bid price. Furthermore, changes in volume and price following Electro and Cardiac announcement seemed to bear little relationship to the nature of the announcement.

         Compass calculated trading multiples for Electro and Cardiac Common Stock as of January 9, 1998 (which it compared to market multiples for more actively traded comparable companies, as discussed below) to assess the market's valuation of such stocks. Compass calculated for Electro Common Stock "Total Capital" (defined as stock price times primary shares outstanding plus interest-bearing debt) to latest twelve-month revenues (TC/REV), Total Capital to latest twelve-month EBITDA (defined as earnings before interest expense, taxes, depreciation and amortization) (TC/EBITDA), Total Capital to latest twelve month EBIT (defined as earnings before interest expense and taxes) (TC/EBIT (defined as earnings before interest expense and taxes) (TC/EBIT), Market Value (defined as current market price of all outstanding shares) to latest reported common equity (MV/EQUITY), and Market Value to latest reported net income (MV/NET INCOME). The calculated values for Electro were:

TC/REV = 0.7x,
TC/EBITDA = NEGATIVE,
TC/EBIT = NEGATIVE,
MV/EQUITY = NEGATIVE,
MV/NET INCOME = NEGATIVE

         Compass calculated for Cardiac Common Stock Total Capital to latest twelve-month revenues (TC/REV), Total Capital to latest twelve EBITDA (TC/EBITDA), Total Capital to latest twelve-month EBIT (TC/EBIT), Total Capital to latest twelve-month EBIT (TC/EBIT), Market Value to latest reported common equity (MV/EQUITY), and Market Value to latest reported net income (MV/NET INCOME). The calculated values for Cardiac were:

TC/REV = 0.7x
TC/EBITDA = 31.7x
TC/EBIT = NEGATIVE,
MV/EQUITY = 1.0x,
MV/NET INCOME = NEGATIVE

         Compass compared these multiples to those it calculated for comparable public companies (See "Comparable Companies Analysis," below) and concluded that the revenue multiple (0.7x, the only possibly meaningful multiple applicable to both companies) was considerably under the revenue multiples for the Comparables (which ranged from 1.4x to 20.0x), reflecting continued losses of Electro and Cardiac, as well as the inefficiency of the market in which both Electro and Cardiac Common Stock trade.

                                            MEDIAN MULTIPLES FOR MANUFACTURERS
                                            ----------------------------------
           ANALYSIS                         CATHETERS           PACEMAKERS
           --------                         ---------           ----------
           TC/REV                              5.9                  5.3
           TC/EBITDA                          (2.2)                14.3
           TC/EBIT                            (2.2)                19.2
           MV/EQUITY                           3.2                  5.1
           MV/NET INCOME                      (1.9)                21.3

         Compass also calculated the value to be received both by Electro stockholders in relation to the value of their holdings prior to the Merger, in terms of the respective stock prices of Electro and Cardiac Common Stock. Compass noted that Electro stockholders would receive either 3% or 11% less in market value of Cardiac Common Stock than the market value of their Electro Common Stock, depending on whether prices immediately prior to the announcement of the Merger or current prices were used as the benchmark. Those percentages are well within the spreads for both Electro (19%) and Cardiac (27%) Common Stock and, therefore, are not meaningful indicators.

COMPARABLE COMPANIES ANALYSIS

         Compass reviewed financial information for the latest twelve-month period and current market price information with respect to nine public companies that are in the catheter business and five public companies that are in the pacemaker business which, collectively, are referred to as Comparables. The catheter manufacturers selected are American BioMed Inc., Arrow International, Arterial Vascular Engineering, Cardiovascular Dynamics, Echocath Inc., EP MedSystems, Inc., Luther Medical Products Inc., Novoste Corp., and Rochester Medical Corp., Medtronic Inc., Pace Medical Inc., St. Jude Medical Inc., and World Heart Corp. No significant publicly-traded competitor of either Electro or Cardiac was excluded and no publicly-traded manufacturer was excluded.

         Compass derived for the Comparables multiples of Total Capital at January 9, 1998 to the latest reported (i) revenue, (ii) EBITDA and (iii) EBIT; and Market Value at such date to (a) net income and (b) equity. The range of such multiples for catheter manufacturers was 1.9x to 20.0x for TC/REV; NEGATIVE to 57.58x for TC/EBITDA; NEGATIVE to 6.19x for TC/EBIT; NEGATIVE to 82.8x for MV/NET INCOME; and NEGATIVE to 11.8x for MV/EQUITY. The range of such multiples for pacemaker manufacturers was 1.4x to 8.9x for TC/REV; NEGATIVE to 32.5x for TC/EBITDA; NEGATIVE to 44.4x for TC/EBIT; NEGATIVE to 92.9x for MV/NET INCOME; and 1.4x to 14.5x for MV/EQUITY.

         As was noted in the Market Price Analysis above, the range of multiples for both Electro and Cardiac Common Stock was below the range of TC/REV multiples (the only meaningful multiple that could be used for comparison purposes for all companies) calculated for the Comparables. Compass noted that the median TC/REV multiple for the Comparables was 5.9x for the catheter manufacturers and 5.3x for the pacemaker manufacturers. Applying these multiples to Electro's and Cardiac's latest revenues and deducting their respective debt indicates that Electro stockholders are entitled to 54.1% of the combined companies' equity, but will be receiving 61.6% based on outstanding shares and 57.0% on a fully-diluted basis. Compass considered the Comparables analysis as being relevant in calculating relative values for Electro and Cardiac in the combined companies.

COMPARABLE ACQUISITIONS ANALYSIS

         Compass analyzed the market information available with respect to recent reported acquisitions of companies with less than $100 million in revenues and engaged in the manufacture of medical devices. This analysis was limited by the scarcity of financial information available because nearly all the transactions were private, and the lack of comparability of the companies since none of the acquired companies was engaged in the manufacture of either catheters or pacemakers. The only information that Compass could find for publicly-announced acquisitions of such smaller manufacturers of medical devices was the transaction price, the seller's net earnings, the seller's revenues and the seller's net worth. No detail of information was available to show historical growth rates or lack thereof. Furthermore, no information was available with respect to the amount of debt assumed in the price paid. All of such information would be required to arrive at a reasonable conclusion as to the applicability of the calculated multiples to Electro.

         Compass did not calculate values for Electro using these multiples, but merely compared these multiples to the multiples it calculated in its comparable companies analysis. It did not give any weight to this analysis in reaching its conclusion.

CONTRIBUTION ANALYSIS

         Compass analyzed Electro's percentage contribution to pro forma combined revenues and gross profits for the latest twelve months and for the fiscal years ended March 31, 1998 through 2002, using Cardiac's business plan, which contained projections for the indicated years. Inasmuch as general and administrative expenses were to be shared, an analysis of income after such expenses was deemed not to add anything to the analysis. Compass noted that, following the Merger, Electro stockholders would hold 61.6% of Cardiac's currently outstanding shares and 57.0% of Cardiac's fully diluted shares. Compass' calculations indicated that Electro's contribution to both revenues and gross profit for all years of the projection period generated a percentage contribution that was not greater than 56.3%. Accordingly, Compass concluded that Electro stockholders would participate in the combined companies' equity by not less than Electro's contribution to projected pro forma combined results.

OTHER ANALYSES

         Compass considered other analyses, but did not rely on any others because it concluded that such analyses were of limited usefulness or meaningfulness.

         MAY OPINION

         On May 19, 1998, Compass delivered a written opinion to the Electro Board that, as of May 19, 1998, the Merger, as amended by the First Amendment to Agreement and Plan of Reorganization, is fair, from a financial point of view, to the Electro stockholders (the "May Opinion"). A copy of the full text of Compass's opinion, dated May 19, 1998, is attached as Appendix D to this Joint Proxy Statement/Prospectus.

         In arriving at its May Opinion, Compass

         /bullet/ reviewed a copy of the First Amendment to the Initial Merger
                  Agreement, which describes the Merger as revised;

         /bullet/ reviewed press releases issued by Electro and Cardiac since
                  January 20, 1998;

         /bullet/ reviewed financial and market information with respect to Electro and Cardiac published between January 21, 1998 and May 15, 1998;

         /bullet/ reviewed current financials and market information with respect to the comparable public companies it reviewed in connection with its analysis of the Merger;

         /bullet/ reviewed Cardiac's internally prepared Business Plan, as amended since January 21, 1998, which contains the combined projections for Electro's and Cardiac's businesses for the fiscal years 1998 through 2002 (the "Revised Business Plan"); and

         /bullet/ reviewed all of the foregoing with the Electro Board before forming its opinion.

         In connection with its review, Compass did not independently verify any of the foregoing information and relied on the completeness and accuracy of all such information in all material respects.

         The following is a summary of the material financial analyses performed by Compass in connection with its May Opinion:

MARKET PRICE ANALYSIS

         Compass reviewed pricing and volume information concerning Electro Common Stock and Cardiac Common Stock between January 21, 1998 and May 15, 1998. The market for Electro's and Cardiac's Common Stock continued to exhibit the characteristics of light volume and large spreads that Compass noted in connection with its January Opinion.

         Compass again calculated the value to be received by Electro stockholders in relation to the value of their holdings prior to the Merger and at present, in terms of the respective stock prices of Electro and Cardiac Common Stocks. Compass noted that Electro stockholders would receive either 46% more or 11% less in market value in terms of Cardiac Common Stock than the market value in terms of Electro Common Stock, depending on whether prices immediately prior to the announcement of the Merger or current prices were used as the benchmark. The 11% shortfall is well within the bid and ask price spreads for both Electro's (19%) and Cardiac's (27%) Common Stocks prior to the Merger announcement and also within the spreads for both Electro's (22%) and Cardiac's (13%) Common Stocks on May 15, 1998; accordingly, market prices were not meaningful indicators.

COMPARABLE COMPANIES ANALYSIS

         Compass reviewed financial information for the latest twelve-month period and current market price information with respect to the Comparables that it reviewed for its January opinion.

         As was also noted in the January Opinion, the TC/REV analysis was the only market multiple that was applicable to both Electro and Catheter. Compass noted that the current median TC/REV multiple for the Comparables was 6.0x for the catheter manufacturers and 5.3x for the pacemaker manufacturers. Applying these multiples to Electro's and Cardiac's latest revenues and deducting their respective debt indicates that Electro stockholders are entitled to 52.1% of the combined companies' equity, but will be receiving 70.7% based on outstanding shares and 62.3% on a fully-diluted basis before giving effect to the issuance of shares to be issued in connection with the contemplated financing to occur immediately prior to the Merger. Compass considered the Comparables analysis as being relevant in calculating relative values for Electro and Cardiac in the combined companies.

COMPARABLE ACQUISITIONS ANALYSIS

         Compass found no more recent market information available with respect to recent reported acquisitions of companies with less than $100 million in revenues and engaged in the manufacture of medical devices than it had identified for the January Opinion. It did not give any weight to this analysis in reaching its conclusion.

CONTRIBUTION ANALYSIS

         Compass again analyzed Electro's percentage contribution to pro forma combined revenues and gross profits for the latest twelve months and for the fiscal years ended March 31, 1998 through 2002, using the Revised Business Plan. Compass noted that, following the Merger, Electro stockholders would hold 62.3%, and Cardiac stockholders would hold 37.7%, on a fully-diluted basis before giving effect to the issuance of shares to be issued in connection with the contemplated financing to occur immediately prior to the Merger, of the aggregate shares issued to Electro and Cardiac stockholders. Compass' calculations indicated that Electro's contribution to both revenues and gross profit for all years of the projection period generated a percentage contribution that was not greater than 55.0%. Accordingly, Compass concluded that Electro stockholders would participate in the combined companies' equity by not less than Electro's contribution to projected pro forma combined results.

CONCLUSION

         On the basis of the Market Price Analysis, Compass concluded that the market for both Electro and Cardiac Common Stock was inefficient and thus an analysis based on trading in such securities was not meaningful. Compass was unable to arrive at any conclusion based on its Comparable Acquisitions Analysis. Compass considered the Comparable Companies Analysis and the Contribution Analysis to be meaningful in reaching its conclusion, with the Contribution Analysis being the most meaningful, inasmuch as it was based on a business plan (and projections) developed by Cardiac and into which Electro had input.

         Based upon its analyses and assumptions, Compass concluded that, as of January 21, 1998, the Merger was fair, from a financial point of view, to Electro stockholders, and that, as of May 19, 1998, the Merger, as revised, was fair, from a financial point of view, to the Electro stockholders. The Electro Board determined that since the receipt of the May opinion, neither company had experienced a significant enough change to warrant obtaining an updated fairness opinion.

         Compass, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, employee benefit plans and valuations for corporate, estate and other purposes. Compass is not affiliated with either Electro or Cardiac, and prior to being retained by Electro to render the foregoing opinion, had never been employed by either Electro or Cardiac.

         Electro has agreed to pay Compass a fee of $35,000 for its January Opinion and an additional fee, based on Compass' time charges, for its work in the preparation and delivery of the May Opinion. Compass has received approximately $4,000 for its work in preparing and delivering the May Opinion. Electro has also agreed to reimburse Compass for its reasonable out-of-pocket expenses, including all reasonable fees and disbursements of counsel, and to indemnify Compass and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the federal securities laws. The fee is payable to Compass without regard to the opinion rendered by Compass and whether or not the Merger is consummated.

                                     MERGER

GENERAL

         The Cardiac Board and the Electro Board, meeting separately, each approved and adopted the Merger Agreement and the Merger and authorized the execution and performance of the Merger Agreement. At any time prior to the Merger Effective Time, the parties may, by written agreement, modify or amend the Merger Agreement; provided that, material provisions may not be amended or modified: (i) after the Merger Agreement has been approved and adopted by Electro's stockholders, without the affirmative vote of two-thirds (2/3) of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Electro Special Meeting; and (ii) after the Merger Agreement has been ratified, approved and adopted by Cardiac's stockholders, without the affirmative vote of the holders of a majority of the shares of Cardiac Common Stock present in person or represented by proxy and entitled to vote at the Cardiac Special Meeting.

         THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS OF THE MERGER AGREEMENT, WHICH IS ATTACHED AS APPENDIX A TO THIS JOINT PROXY
STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. ALL CAPITALIZED TERMS NOT DEFINED HAVE THE MEANING AS SET FORTH IN THE MERGER AGREEMENT.

MERGER EFFECTIVE TIME AND EFFECT OF THE MERGER

         The Merger Agreement provides that, following the approval and adoption of the Merger Agreement and the Merger by Electro's and Cardiac's respective stockholders, and the satisfaction of the other conditions to the Merger (including the condition providing that financing of at least $4.0 million is to be arranged), Sub will be merged with and into Electro, with Electro continuing as the surviving subsidiary as a direct, wholly-owned subsidiary of Cardiac (the "Surviving Subsidiary").

         The Merger Effective Time is expected to occur as promptly as practicable after the approval of the Merger Agreement and the Merger by Electro's and Cardiac's respective stockholders, subject to satisfaction of the conditions to the Merger. See "- Conditions to the Merger." The management of each of Cardiac and Electro believe that the conditions, other than the financing condition, can be satisfied in October and that the financing condition will be satisfied upon closing of the public offering of the Newly Offered Shares in November. Therefore, management of each of Cardiac and Electro expect the Merger Effective Time to occur in November. The separate corporate existence of Sub will terminate upon consummation of the Merger and, pursuant to the Merger Agreement and applicable law, each issued and outstanding share of Electro Common Stock will be converted automatically into the right to receive one-fifth of a share of CTG Common Stock after giving effect to the Reverse Split.

EXCHANGE OF SHARES

         Instructions with regard to the surrender of Electro Common Stock certificates, together with a letter of transmittal to be used for this purpose, will be mailed to Electro stockholders as soon as practicable after the Merger Effective Time, but in no event later than twenty (20) business days after the Merger Effective Time. In order to receive certificates evidencing CTG Common Stock, each Electro stockholder will be required to surrender his or her stock certificate(s) after the Merger Effective Time, together with a duly completed and executed letter of transmittal, to the Exchange Agent in connection with the Merger. As of the Merger Effective Time, CTG will deposit in trust with the Exchange Agent certificates representing the number of shares of CTG Common Stock which the holders of Electro Common Stock are entitled to receive in the Merger. Upon receipt of such stock certificates and letters of transmittal, the Exchange Agent will issue stock certificates evidencing whole shares of CTG Common Stock to the registered holder or his or her transferee for the number of shares of CTG Common Stock each such person is entitled to receive as a result of the Merger, together with cash in lieu of any fractional shares. No fractional shares of CTG Common Stock will be issued in the Merger. In lieu of any such fractional shares, the Exchange Agent shall, on behalf of all holders of such fractional shares, aggregate all such fractional shares and sell the resulting shares of CTG Common Stock for the account of such holders who thereafter shall be entitled to receive, on a pro rata basis, the proceeds of the sale of such shares of CTG Common Stock, without interest thereon.

         If any certificate for CTG Common Stock is to be issued or any cash payment in lieu of a fractional share is to be made to a person other than the person in whose name the certificate for the Electro Common Stock surrendered in exchange therefor is registered, it will be a condition of such issuance or payment that the stock certificate so surrendered be properly endorsed and otherwise in proper form for transfer, and accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

         After the Merger Effective Time, there will be no further transfers on the stock transfer books of Electro of the shares of Electro Common Stock that were outstanding immediately prior to the Merger Effective Time. If a certificate representing such shares is presented for transfer, subject to compliance with the requisite transmittal procedures, it will be canceled and exchanged for the applicable whole number of shares of CTG Common Stock and cash in lieu of any fractional share amount.

         Each certificate representing Electro Common Stock immediately prior to the Merger Effective Time will, at the Merger Effective Time, be deemed for all purposes to represent only the right to receive the number of whole shares of CTG Common Stock (and the right to receive cash in lieu of any fractional share of CTG Common Stock) into which the shares of Electro Common Stock represented by such certificate were converted in the Merger.

         Until a certificate which formerly represented Electro Common Stock is actually surrendered for exchange and received by the Exchange Agent, the holder thereof will not be entitled to receive any dividends or other distributions with respect to CTG Common Stock payable to holders of record after the Merger Effective Time.

Subject to applicable law, upon such surrender of Electro Common Stock certificates, such dividends or other distributions will be remitted (without interest) to the record holder of certificates for the shares of CTG Common Stock issued in exchange therefor.

         Any certificates for CTG Common Stock and cash to pay for fractional shares delivered to or held by the Exchange Agent and not exchanged for Electro Common Stock certificates within six months after the Merger Effective Time will be returned by the Exchange Agent to CTG, which will thereafter act as Exchange Agent. None of CTG, Electro or the Exchange Agent will be liable to a holder of Electro Common Stock for any of CTG Common Stock, dividends or other distributions thereon, or cash in lieu of fractional shares, delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

         No certificates or scrip representing fractional shares of CTG Common Stock shall be issued upon the surrender for exchange of old certificates, and such fractional share interest shall not entitle the owner thereof to vote or to any rights of a stockholder of CTG such as rights to dividends, stock splits or interest in lieu of issuing certificates for fractional shares.

         The holders of CTG Common Stock will continue to hold their shares without any change in number, designation, terms or rights.

TREATMENT OF STOCK OPTIONS AND WARRANTS

         At the Merger Effective Time, each of Electro's then outstanding warrants, options and conversion rights, by virtue of the Merger and without any further action on the part of any holder thereof, shall be assumed by CTG and automatically converted, on the same terms, into a warrant, option or conversion right to purchase a number of shares of CTG Common Stock (to be registered shares to the extent the warrant, option or conversion right holder is, by the terms of the warrant, option plan or conversion right in effect, entitled upon exercise of the warrant, option or conversion right, to receive registered stock) determined by multiplying the number of shares of Electro Common Stock covered by such warrants, options and conversion rights immediately prior to the Merger Effective Time by one-fifth (rounded up to the nearest whole number of shares), at an exercise price per share of CTG Common Stock equal to the exercise price in effect under such warrants, options or conversion rights immediately prior to the Merger Effective Time divided by one-fifth (rounded up to the nearest cent). The converted warrants, options or conversion rights shall be exercisable on the same terms and conditions as the existing warrants, options or conversion rights without, however, giving effect to any mandatory or permissive exercise arising by virtue of the Merger.

CONDITIONS TO THE MERGER

         The obligations of Cardiac, Electro and Sub to consummate the Merger are subject to the satisfaction of certain conditions, including: (i) the approval and adoption of the Merger Agreement and the Merger by the stockholders of Electro and the approval of the Reverse Split, ratification, approval and adoption of the Merger Agreement and the Merger and approval and adoption of the Restructuring Merger Agreement and the Restructuring Merger by the stockholders of Cardiac; (ii) the receipt of all authorizations, permits, consents and approvals of securities or "Blue Sky" commissions or agencies of any jurisdiction and of other governmental bodies or agencies that may reasonably be deemed necessary so that the consummation of the Merger and the other transactions contemplated by the Merger Agreement will comply with applicable laws; (iii) the effectiveness under the Securities Act of the Registration Statement (of which this Joint Proxy Statement/Prospectus constitutes a part) and the absence of any stop order suspending the effectiveness of the Registration Statement or proceedings seeking a stop order; (iv) no temporary restraining order, preliminary or permanent injunction, or other order preventing the consummation of the Merger, shall have been issued, nor shall any statute, rule or regulation have been enacted which prohibits, restricts or delays consummation of the Merger; (v) a minimum of $4.0 million in financing, in addition to any existing debt obligations of both Cardiac and Electro, on terms acceptable to both Cardiac and Electro shall have been secured; (vi) Cardiac shall have completed the Reverse Split; and (vii) Cardiac and Merger Sub shall have executed and done all things possible to cause a Certificate of Merger to be filed with the Secretary of State of the State of Delaware, at the same time as the Merger Effective Time.

         Additional conditions to the obligations of Cardiac and Sub to consummate the Merger include: (i) the accuracy in all material respects of the representations and warranties of Electro; (ii) the performance, in all material respects, of all of the obligations required to be performed by Electro under the Merger Agreement prior to the consummation of the Merger; (iii) all action necessary to authorize the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby will have been duly and validly taken by Electro, and Electro shall have the full power and right to effect the Merger; (iv) the receipt by Cardiac of an opinion of Saiber, counsel for Electro, reasonably satisfactory in form and substance to Cardiac; (v) the form and substance of all legal matters contemplated by the merger and all papers delivered thereunder shall be reasonably acceptable to Greenberg, counsel for Cardiac and Sub; (vi) Cardiac and Sub shall have received duly executed copies of all consents and approvals contemplated by the Merger;
(vii) all consents, authorizations, orders or approvals of, and filings of registrations with, any governmental authority which are required for or in connection with the execution and delivery by Electro of the Merger Agreement and all related agreements and the consummation by Electro of the transaction contemplated thereby shall have been attained or made; (viii) the Voting Agreement and company affiliate agreements, a copy of which is included as
Exhibit 5.2 to Appendix A to this Joint Proxy Statement/Prospectus (collectively, the "Related Agreements"), shall each be in full force and effect as of the Merger Effective Time in accordance with the respective terms thereof and each person or entity who or which are required or contemplated by the parties to the Merger Agreement to be a party to any Related Agreement who or which did not theretofore enter into such Related Agreement shall execute and deliver such Related Agreement; and (ix) provisions shall have been made for payment at Closing of indebtedness of Cardiac which is due to Greenberg for reasonable attorneys' fees and expenses outstanding and incurred prior to and in connection with the Merger.

         Additional conditions to Electro's obligation to consummate the Merger include: (i) the accuracy in all material respects of the representations and warranties of Cardiac and Sub; (ii) the performance, in all material respects, of all the obligations required to be performed by Cardiac and Sub under the Merger Agreement prior to the consummation of the Merger; (iii) all action necessary to authorize the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby will have been duly and validly taken by Cardiac and Sub; (iv) the receipt by Electro of an opinion of Greenberg, in form and substance reasonably satisfactory to Electro; (v) the receipt of an opinion from Saiber in form and substance reasonably satisfactory to Electro, to the effect that the Merger will be treated for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code; (vi) all consents, authorizations, orders or approvals, and filings or registrations with, any governmental authority required in connection with the consummation of the Merger by Cardiac and Sub;
(vii) the form and substance of all legal matters contemplated by the Merger Agreement and all papers delivered thereunder shall be reasonably acceptable to Saiber; (viii) Electro shall have received duly executed copies of all consents and approvals contemplated by the Merger; (ix) the Cardiac Board shall have taken such action as necessary to expand the size of Cardiac's Board and to appoint Ervin Schoenblum and Abraham Nechemie as directors of Cardiac; (x) the receipt of an opinion of Compass, financial advisor to Electro, that the Merger is fair to the stockholders of Electro from a financial point of view; (xi) Electro shall have received a written statement signed by the President of Cardiac stipulating that Cardiac will honor all obligations of Electro under
Article VIII of Electro's Amended and Restated Bylaws pertaining to indemnification of a corporate agent as that term is defined in such Article; PROVIDED, HOWEVER, such commitment to honor Electro's indemnification obligations shall only be applicable to events or actions on the part of such corporate agent occurring or taken prior to the Closing Date; and (xii) provisions shall have been made for payment at Closing of indebtedness of Electro which is due to The T Partnership in the amount of $200,000, or such greater amount as may be agreed upon by Electro and Cardiac for the repayment of loans made by The T Partnership to Electro to finance operations pending the consummation of the Merger and to Saiber for reasonable attorneys' fees and expenses outstanding and incurred prior to and in connection with the Merger.

         Under the terms of the Merger Agreement, Cardiac and Sub have no obligation to consummate the Merger if any condition to their obligations to consummate the Merger is not satisfied on or prior to the closing date of the Merger and Electro has no obligation to consummate the Merger if any condition to its obligation to consummate the Merger is not satisfied on or prior to the closing date of the Merger. None of the material conditions to the obligations of Cardiac, Sub or Electro to consummate the Merger may be waived or modified by the party that is, or whose stockholders are, entitled to the benefits thereof.

         Reference is made to Articles VII, VIII and IX of the Merger Agreement for a complete statement of the conditions precedent to the obligations of the respective parties to consummate the Merger.


         In order to secure the necessary funds to satisfy the financing condition of $4.0 million contained in the Merger Agreement, CTG intends to undertake a public offering of its common stock as well as obtaining additional debt financing. The public offering, as structured, contemplates the completion of the public offering of the Newly Offered Shares simultaneously with and as a condition to the consummation of the Merger, but after the Reverse Split. CTG does not intend to engage the services of a managing underwriter; rather, CTG intends to offer and sell the Newly Offered Shares on a "best efforts" basis through a syndicate of selected broker-dealers and/or through its executive officers and directors, who will not be compensated therefor. A registration statement relating to the Newly Offered Shares will be filed with the SEC to register the Newly Offered Shares. The Newly Offered Shares may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Joint Proxy Statement/Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Newly Offered Shares in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. CTG intends to establish an escrow arrangement pursuant to which the funds received in connection with the public offering will be held in escrow pending the completion such public offering and satisfaction of all other conditions to the Merger. In the event that, for any reason such conditions are not satisfied or the Reverse Split and Restructuring Merger are not effectuated and the Merger is not consummated, investors in the public offering shall receive a refund of all consideration paid.

         CTG intends to obtain $2.5 to $3.3 million in funds through the public offering and to finance the remainder of the amounts required to satisfy the financing condition of $4.0 million with debt financing. In the event that CTG is unsuccessful in obtaining the funds expected through its public offering, CTG intends to supplement additional funds needed to satisfy the financing condition with additional debt financing. Three proposals for the additional debt financing have been received from prospective lenders. One proposal is from Coast who is contemplating providing an additional $1.5 million in debt financing on terms equivalent to the current Coast Loan, which is approximately a four (4) year term with interest charged at a prime rate plus 1.5% to 2%. The other two proposals are from prospective lenders who are contemplating providing approximately $2.6 million in debt financing also on terms equivalent to the terms of the current Coast Loan. Under these two proposals, the current Coast Loan would be paid off and the approximately $1.5 million remaining would be available for working capital. All three proposals contemplate securing the debt with a security interest in the accounts receivable, inventory and equipment of CTG. All three companies are currently performing due diligence and will provide a definitive proposal upon completion thereof. If sufficient debt financing is not available from these prospective lenders to satisfy the financing condition, CTG intends to obtain additional financing through alternative debt financing sources, which may be more costly than current proposals.


REPRESENTATIONS, WARRANTIES AND COVENANTS

         In the Merger Agreement, Cardiac, Sub and Electro have made various representations, warranties, covenants and agreements relating to, among other things, their respective organization, capital structure, business and financial condition and the satisfaction of certain legal requirements for the Merger.

         The Merger Agreement provides that during the Executory Period, neither Party (which solely for purposes of this covenant shall include The T Partnership or any of its members) shall, and neither Party shall permit any agent or other representative of such Party to, directly or indirectly: (i) solicit, initiate or engage in discussions or engage in negotiations with any person (whether such negotiations are initiated by the Party or otherwise) or take any other action to facilitate the efforts of any person, relating to the possible acquisition of a Party (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its capital stock or assets (any such acquisition being referred to as an "Acquisition Transaction"); (ii) provide information to any person, other than a Party, relating to a possible Acquisition Transaction; (iii) enter into an agreement with any person, other than a Party, relating to a possible Acquisition Transaction; (iv) consummate an Acquisition Transaction with any person other than a Party or enter into an agreement with any person, other than a Party, providing for a possible Acquisition Transaction; or (v) make or authorize any statement, recommendation or solicitation in support of any possible Acquisition Transaction, unless all Parties are a party to such Acquisition Transaction; PROVIDED, HOWEVER, that nothing contained in the Merger Agreement shall prohibit the Electro Board or the Cardiac Board, respectively, from furnishing information to, or entering into discussions or negotiations with: (a) any unaffiliated third party that makes or is proposing to make an unsolicited written, bona fide offer with respect to an Acquisition Transaction, if the Electro Board or the Cardiac Board, respectively, based upon the written advice of outside legal counsel, respectively, determines in good faith that such action is necessary for the Electro Board or the Cardiac Board, respectively, to comply with its fiduciary duties under applicable law (any such unsolicited written, bona fide offer being referred to as a "Superior Proposal") and prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, Electro or Cardiac provides, respectively, written notice to the other Party; and (b) such parties who have made proposals, formal or informal, which may become a Superior Proposal as to which either Electro or Cardiac has advised the other, in writing, prior to the date of the Merger Agreement. If either Cardiac or Electro receives any unsolicited offer or proposal to enter into negotiations relating to an Acquisition Transaction, such party shall notify the other party thereof, including information as to the identity of the party making such offer or proposal and the specific terms thereof.

         Under the Merger Agreement, each of Cardiac and Electro is generally obligated prior to the Merger Effective Time to carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, and to preserve intact its present business organization, the services of the officers and employees and its relationships with suppliers, customers and others. Each of the parties has agreed to notify the other of changes in the normal course of its business and to refrain from taking certain actions without the prior written consent of the other.

VOTING AGREEMENT

         In connection with the execution of the Merger Agreement, and to facilitate the consummation of the Merger, Cardiac entered into the Voting Agreement with The T Partnership on January 20, 1998. Approximately 30% of the outstanding shares of Electro Common Stock are represented by the Voting Agreement. The T Partnership agreed that, unless there shall exist a Superior Proposal, at any meeting of the stockholders of Electro, and in any action by written consent of the stockholders of Electro, The T Partnership will vote all shares of Electro Common Stock held by it: (a) in favor of the approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement; and (b) against any other merger, consolidation or similar transaction pursuant to which control of Electro would be transferred to any person other than Cardiac or any sale or other disposition of 50% or more of the assets of Electro to any party other than Cardiac. The T Partnership has also granted Ervin Schoenblum, a director and Acting President of Electro, an irrevocable proxy to vote its shares of Electro Common Stock as specified above in the event that The T Partnership fails to so vote such shares. Notwithstanding the obligations of The T Partnership thereunder, as previously noted, the Voting Agreement provides for such vote only if no Superior Proposal exists. There are no other circumstances under the Voting Agreement allowing The T Partnership to elect not to vote its shares of Electro Common Stock in favor of the Merger. The irrevocable proxy granted to Mr. Schoenblum relative to voting the shares of Electro Common Stock held by The T Partnership is also limited in its effectiveness to the extent that the proxy can not be utilized if a Superior Proposal exists.

TERMINATION OF THE MERGER AGREEMENT

         The Merger Agreement shall be terminated, and the Merger abandoned, notwithstanding the approval by the respective boards of directors and stockholders of Cardiac, Sub and Electro of the Merger Agreement and the Merger in the event the conditions set forth in Article VII of the Merger Agreement shall not have been met by January 31, 1999. Furthermore, the Merger Agreement may be terminated, and the Merger abandoned, notwithstanding the approval by the respective boards of directors and stockholders of Cardiac, Sub and Electro of the Merger Agreement and the Merger, at any time prior to the Merger Effective Time, by: (i) the mutual consent of Cardiac, Sub and Electro; (ii) Cardiac, Sub or Electro if the other party or parties have materially breached any material covenant or agreement set forth in the Merger Agreement and such breach is not cured, if curable, within fifteen (15) days following written notice thereof; (iii) Cardiac and Sub if the conditions set forth in Article VIII of the Merger Agreement shall not have been met, and Electro if the conditions set forth in Article IX of the Merger Agreement shall not have been met, in either case by January 31, 1999, except if such conditions have not been met solely as a result of the action or inaction of the party seeking to terminate; (iv) Cardiac and Sub, on the one hand, or Electro, on the other hand, if such party or parties shall have determined in its or their sole discretion, exercised in good faith, that the Merger contemplated by this Agreement and the Merger Agreement has become impracticable by reason of the institution of any litigation, proceeding or investigation to restrain or prohibit the consummation of the Merger, or which questions the validity or legality of the transactions contemplated by the Merger Agreement; (v) Cardiac and Sub, on the one hand, or Electro, on the other hand, if such party or parties shall determine in its or their sole discretion, exercised in good faith, that the respective observations made during their due diligence process disclosed information regarding the other party unsatisfactory to the party performing the due diligence, and such information is: (a) material; (b) adverse; and (c) not disclosed in the Merger Agreement or the other party's Disclosure Schedule; (vi) Cardiac and Sub if any statute, rule, regulation or other legislation shall have been enacted which, in the sole judgment of Cardiac and Sub, exercised reasonably and in good faith, materially adversely impairs the conduct or operation of Electro as presently conducted and is contemplated to be conducted; (vii) Electro if any statute, rule, regulation or other legislation shall have been enacted which, in the sole judgment of Electro, exercised reasonably and in good faith, materially adversely impairs the conduct or operation of Cardiac's business as presently conducted; (viii) Cardiac and Sub, on the one hand, or Electro, on the other hand, if such party or parties shall have received a Superior Proposal, and the Electro Board or the Cardiac Board, based upon the written advice of outside legal counsel, determines in good faith that accepting such Superior Proposal is necessary for the Electro Board or the Cardiac Board, respectively to comply with its fiduciary duties to its respective stockholders under applicable law; and (ix) Cardiac and Sub, on the one hand, or Electro on the other hand, if the board of directors of the other party or parties shall have withdrawn, modified or amended in any adverse respect its approval or recommendation of the Merger Agreement or the transactions contemplated thereby or recommended to its stockholders an Acquisition Transaction with any party other than Cardiac or Electro, respectively.

FEES AND EXPENSES; TERMINATION FEES

         Cardiac and Electro shall pay its own expenses that are incidental to negotiations, preparation of agreements and the closing, whether or not the Merger Agreement and the transactions contemplated thereby are actually consummated. Cardiac, on the one hand, and Electro, on the other hand, must pay the other a termination fee of $225,000 plus all out-of-pocket expenses (including, without limitation, all attorneys', investment banking and commitment fees and expenses) incurred by the non-terminating party in connection with the transaction contemplated by the Merger Agreement if the terminating party terminates the Merger Agreement after receiving a Superior Proposal and, based upon the written advice of its outside legal counsel, determines in good faith that accepting such an offer is necessary to comply with the fiduciary duties of the respective boards of directors under applicable law. In addition, Cardiac and Electro will split evenly the aggregate of all attorneys', investment banking and commitment fees and expenses incurred by both parties in relation to the transactions contemplated by the Merger Agreement if the Merger Agreement is terminated for any reason other than: (i) the receipt of a Superior Proposal by a party and the good faith determination by such party's board of directors, based upon the written advice of its outside legal counsel, that accepting such an offer is necessary to comply with the fiduciary duty of such board of directors under applicable law; or (ii) because the non-terminating party has materially breached any material covenant or agreement set forth in the Merger Agreement and such party who is in breach has not cured such breach, if curable, within fifteen (15) days following written notice thereof.

AMENDMENT OF THE MERGER AGREEMENT

         At any time prior to the Merger Effective Time, the parties may, by written agreement, modify or amend the Merger Agreement, provided that, material provisions may not be amended or modified: (i) after the Merger Agreement has been approved and adopted by Electro's stockholders, without the affirmative vote of two-thirds (2/3) of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Electro Special Meeting; and (ii) after the Merger Agreement has been approved and adopted by Cardiac's stockholders, without the affirmative vote of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote at the Cardiac Special Meeting.

INTERESTS OF CERTAIN PERSONS IN THE MERGER


         Ervin Schoenblum and Abraham Nechemie, who comprise the entire Electro Board, are two of the five partners constituting The T Partnership, which owns approximately 30% of the outstanding shares of Electro Common Stock and which is a creditor of Electro, with total indebtedness due to The T Partnership at September 30, 1998 of approximately $2.5 million. Mr. Schoenblum is also Electro's Acting President. Pursuant to the terms of the Merger Agreement, Messrs. Schoenblum and Nechemie are to be appointed directors of CTG upon the Merger Effective Time to serve on the board of directors of CTG (the "CTG Board") until the next annual meeting of stockholders of CTG and are to be nominated at the next three successive annual meetings of stockholders of CTG for reelection to such positions.

         The T Partnership has beneficial ownership of 2,464,844 shares of Electro Common Stock, which includes 83,344 and 500,000 shares which The T Partnership has the right to acquire pursuant to outstanding warrants, immediately exercisable at prices of $1.425 and $.9875 per share, respectively. Upon consummation of the Merger, The T Partnership will have beneficial ownership of 492,968 shares of CTG Common Stock, which includes outstanding warrants for 16,668 and 100,000 shares immediately exercisable at $7.125 and $4.9375, respectively. In addition to the shares held by The T Partnership, Messrs. Schoenblum and Nechemie also hold currently exercisable stock options with respect to 64,000 and 5,000 shares of Electro Common Stock, respectively. Upon consummation of the Merger, Messrs. Schoenblum and Nechemie will hold exercisable stock options with respect to 16,000 and 1,000 shares of CTG Common Stock, respectively. The T Partnership is comprised of five partners, Messrs. Schoenblum and Nechemie, who each hold a 5% equity interest in the partnership, Messrs. Fred Lafer and Stephen Shapiro, who each hold a 10% equity interest therein, and Mr. Henry Taub, who holds a 70% equity interest in the partnership and may be said to control The T Partnership. In an effort to facilitate the consummation of the Merger, The T Partnership has entered into the Voting Agreement with Cardiac, which is described above.


         Pursuant to the terms of the Merger Agreement: (i) Saiber, Electro's legal counsel, is to be paid, at the closing of the Merger, all outstanding reasonable attorneys' fees and expenses incurred in connection with its prior representation of Electro, together with all reasonable attorneys' fees and expenses incurred in connection with its representation of Electro relative to the Merger; and (ii) Greenberg, Cardiac's legal counsel, is to be paid, at the closing of the Merger, all outstanding reasonable attorneys' fees and expenses incurred in connection with its prior representation of Cardiac, together with all reasonable attorneys' fees and expenses incurred in connection with its representation of Cardiac relative to the Reverse Split, the Merger and the Restructuring Merger. Furthermore, as consideration for payment of a portion of the outstanding attorneys' fees and expenses incurred by Cardiac to date, on August 27, 1998 Cardiac executed a promissory note in the amount of $199,000 and issued Greenberg a warrant granting a right to purchase 35,000 shares (with provisions for 35,000 additional shares to be granted on the last business day of each month until the promissory note is paid in full) exercisable immediately and expiring five (5) years from the date of such grant at an exercise price per share equal to the average of the bid and asked price of a share of Cardiac Common Stock (or a successor corporation) as of the close of business on the date of such grant. See "LEGAL MATTERS."

REDEMPTION OF THE T PARTNERSHIP DEBT


         The Merger Agreement contemplates that the total indebtedness outstanding and due to The T Partnership as of September 30, 1998 plus interest accrued thereon totaling (approximately $2.5 million) shall be redeemed at the Merger Effective Time by: (a) the issuance by the Surviving Subsidiary to The T Partnership of an aggregate of 1,000 shares of Series A 9% preferred stock, no par value (the "Series A Preferred Stock") of the Surviving Subsidiary, which shares shall have a liquidation value equal to, and shall be issued in redemption of, $1.0 million of the indebtedness and shall be convertible into shares of CTG Common Stock at a conversion price equal to 120% of the price per share of the CTG Common Stock used as the basis for the consideration given (whether in the form of issued stock, if any, or warrants, provided the exercise price of the warrant reflects the current market value of the CTG Common Stock, or otherwise) in exchange for any capital raised in satisfaction of the financing contingency to the Merger; (b) the delivery to The T Partnership of a conditional promissory note made by CTG in the amount of $1.0 million, at an interest rate of 9% per annum, with the principal and interest thereon due only upon the occurrence of certain events related to the failure to realize dividends on the Series A Preferred Stock; and (c) the delivery to The T Partnership of a secured promissory note made by CTG in an amount not to exceed $1.3 million (which amount shall be the remaining amount of Electro's secured indebtedness to The T Partnership exclusive of the amount redeemed under (a) above), bearing interest at the rate of 12% per annum payable quarterly, the principal amount of which shall be due and payable three years from the date of execution of such note (the terms of the security for the note have yet to be agreed upon). The T Partnership will own approximately 16% of CTG after the Merger. However, if The T Partnership converts its 1,000 shares of Series A Preferred Stock into shares of CTG Common Stock, it would own a larger percentage of CTG, such percentage being determined by using a conversion price of between $6.15 and $7.35 (120% of the anticipated range of the price per share of the Newly Offered Shares of between $5.125 and $6.125). For example, with a conversion price of between $6.15 and $7.35 per share, the Series A Preferred Stock would be converted into between approximately 163,000 and 136,000 shares, respectively, of CTG Common Stock, and The T Partnership ownership percentage would be between 21% and 20%, respectively. See "DESCRIPTION OF SECURITIES OF CTG, CARDIAC AND SURVIVING SUBSIDIARY - Preferred Stock of Surviving Subsidiary."

                                  REVERSE SPLIT

GENERAL

         The Cardiac Board unanimously determined that the Reverse Split is in the best interests of Cardiac and its stockholders and has authorized the Reverse Split subject to the approval of the affirmative vote of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote thereon. The Reverse Split, the Merger and the Restructuring Merger are all interdependent and the consummation of each action is conditioned upon receipt of approval for all three proposals. Accordingly, the failure of the stockholders to approve and adopt any one of such transactions will mean that the Reverse Split will not occur. The following is a summary of the material terms of the Reverse Split.

EFFECTIVE TIME AND EFFECT OF THE REVERSE SPLIT

         The Reverse Split shall take place as soon as practicable after approval by Cardiac's stockholders of all the proposals before them. The Cardiac Board shall fix the effective time of the Reverse Split (the "Split Effective Time") as of the earliest practicable date which shall be prior to the Merger and the Restructuring Merger. At the Split Effective Time, each share of Cardiac Common Stock will become one-fifth of a share of Cardiac Common Stock. The pro rata interests of holders of Cardiac Common Stock will be unchanged as a result of the Reverse Split.

         The Reverse Split will have the incidental effect of creating additional authorized and unreserved shares of Cardiac's Common Stock. Cardiac has no current plans to issue such shares and, in fact, if the Restructuring Merger is approved and effected, the authorized shares of Cardiac Common Stock will be subsequently reduced to a nominal level and Cardiac will be a direct, wholly-owned subsidiary of CTG.

         Holders of Cardiac Common Stock will continue to be entitled to receive such dividends as may be declared by the Cardiac Board. To date, however, no dividends on the Cardiac Common Stock have been paid by Cardiac.

         Outstanding warrants and stock options of Cardiac will be adjusted to reflect the ratio of the Reverse Split, if such transaction is effected.

         For a discussion of the federal income tax consequences of the Reverse Split see "FEDERAL INCOME TAX CONSEQUENCES."

PURPOSE AND BACKGROUND OF THE REVERSE SPLIT

         The Cardiac Board believes that the decrease in the number of shares of Cardiac Common Stock outstanding as a consequence of the Reverse Split will result in a corresponding increase in the price per share of Cardiac Common Stock. There can be no assurance, however, that the Reverse Split will result in any change in the price of Cardiac's Common Stock or that, if the price of Cardiac Common Stock does increase as a result of the Reverse Split, such increase will be significant or sustainable. An important objective of CTG after the Merger will be to apply to list the shares of CTG Common Stock on a regional exchange and/or the Nasdaq SmallCap Market as soon as possible after consummation of the Merger. See "REASONS FOR THE MERGER - Cardiac's Reasons for the Merger." One of the initial listing requirements of the Nasdaq SmallCap Market is a minimum bid price of $4 per share. Other regional exchanges have minimum listing requirements ranging from $2 per share to $5 per share. Although the minimum bid price is only one criteria for listing and there can be no assurance that CTG will be successful in its application for listing on any exchange, the Cardiac Board has determined that the Reverse Split will increase the likelihood that, after the Restructuring Merger, CTG will be successful in its application to list its stock on a regional exchange and/or the Nasdaq SmallCap Market.

         The Cardiac Board also believes that certain securities firms fail to follow and research companies having lower-priced securities. Such securities firms may also discourage their registered representatives from recommending the purchase of lower-priced corporate securities. Additionally, the policies and practices of a number of brokerage houses tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of these policies and practices relate to the payment of brokers' commissions and to time-consuming procedures that operate to make the handling of lower-priced stocks economically unattractive to brokers. Consequentially, the Cardiac Board believes that this limits the marketability of Cardiac Common Stock at its current per share price. For instance, the Cardiac Board believes that the lower per share market price of Cardiac Common Stock impairs the marketability and acceptance of its Common Stock to institutional investors and other members of the investing public and creates a negative impression with respect to Cardiac. Theoretically, the number of shares outstanding should not, by itself, effect the marketability of such shares, the type of investor who acquires them or Cardiac's reputation in the financial community. In practice, however, many investors and market makers consider low-priced stock as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The foregoing factors may adversely affect not only the pricing of Cardiac Common Stock but also the liquidity of Cardiac Common Stock and Cardiac's ability to raise additional capital through the sale of equity securities. The Cardiac Board is hopeful that the decrease in the number of shares of Cardiac Common Stock outstanding as a consequence of the proposed Reverse Split and the anticipated increase in the price per share will encourage greater interest in Cardiac Common Stock (and CTG Common Stock issuable in exchange therefor in the Restructuring Merger) by the financial community and the investing public and possibly promote greater liquidity for Cardiac's stockholders with respect to those shares presently held by them. However, there can be no assurance that the proposed Reverse Split will achieve any of these desired results. There can also be no assurance that the price per share of Cardiac Common Stock immediately after the proposed Reverse Split will increase proportionately with the Reverse Split, or that any increase can be sustained for any period of time. In addition, the market price of Cardiac Common Stock may neither exceed nor remain in excess of the current market price.

EXCHANGE OF SHARES

         Instructions with regard to surrender of Cardiac stock certificates, together with a letter of transmittal to be used for this purpose, will be mailed to Cardiac stockholders as soon as practicable after the Split Effective Time, but in no event later than 20 business days after the Split Effective Time. Assuming that Restructuring Merger will have been approved by Cardiac stockholders, the stockholders of Cardiac will receive shares of CTG Common Stock giving effect to both the Reverse Split and the Restructuring Merger. See "RESTRUCTURING MERGER." In order to receive certificates evidencing CTG Common Stock, each Cardiac stockholder will be required to surrender his or her stock certificate(s) after the Split Effective Time and after the Restructuring Effective Time, together with a duly completed and executed letter of transmittal, to the Exchange Agent. As of the Restructuring Effective Time, CTG will deposit in trust with the Exchange Agent certificates representing the number of shares of CTG Common Stock which the holders of Cardiac Common Stock are entitled to receive after giving effect to the Reverse Split and the Restructuring Merger. Upon receipt of such stock certificates and letters of transmittal, the

Exchange Agent will issue stock certificates evidencing the whole shares of CTG Common Stock to the registered holder or his or her transferee for the number of shares of CTG Common Stock each such person is entitled to receive as a result of the Reverse Split and the Restructuring Merger.

         No certificates or scrip representing fractional shares of Cardiac Common Stock will be issued in the Reverse Split. In lieu of any such fractional shares, the Exchange Agent shall, on behalf of all holders of such fractional shares, aggregate all such fractional shares and sell the resulting shares of Cardiac Common Stock for the account of such holders who thereafter shall be entitled to receive, on a pro rata basis, the proceeds of the sale of such shares of Cardiac Common Stock, without interest thereon, in accordance with the following procedures:

         (a) As soon as practicable following the Split Effective Time, the Exchange Agent shall: (i) determine each stockholder's fractional share interest by multiplying the number of full shares of issued and outstanding Cardiac Common Stock held by such stockholder by one-fifth (each resulting fraction of a share shall be herein called the "Excess Shares"); and (ii) aggregate the Excess Shares of all stockholders and sell them at then prevailing prices in the over-the-counter market, all in the manner provided in paragraph (b) below; PROVIDED, HOWEVER, that, upon approval of the Restructuring Merger, prior to such sale the Exchange Agent shall be authorized and empowered to exchange such Excess Shares for shares of CTG Common Stock. All references to Excess Shares herein shall be deemed to include any Excess Shares which shall have been exchanged for CTG Common Stock pursuant to the Restructuring Merger.

         (b) The sale of the Excess Shares by the Exchange Agent shall be executed in the over-the-counter market through one or more member firms of the National Association of Securities Dealers, Inc. and shall be executed in round lots to the extent practicable. Until the net proceeds of such sale or sales shall have been distributed to the holders of Cardiac Common Stock, the Exchange Agent shall hold such proceeds in trust for the holders of Cardiac Common Stock (the "Common Shares Trust"). Cardiac shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation of the Exchange Agent, incurred in connection with the sale of the Excess Shares. The Exchange Agent shall determine the portion of the Common Shares Trust to which each holder of Cardiac Common Stock shall be entitled, if any, by multiplying the amount of the aggregate net proceeds comprising the Common Shares Trust by a fraction, the numerator of which is the amount of the fractional shares interest to which such holder of Cardiac Common Stock is entitled and the denominator of which is the aggregate amount of fractional share interests to which all holders of Cardiac Common Stock are entitled.

         (c) An soon as practicable following the determination of the amount of cash, if any, to be paid to the holders of Cardiac Common Stock in lieu of any fractional share interests, the Exchange Agent shall make available such amounts, without interest, to such holders of Cardiac Common Stock.

REVERSE SPLIT AMENDMENT

         The Reverse Split will be effectuated by the Reverse Split Amendment. The full text of the Reverse Split Amendment is set forth in the proposed Certificate of Amendment to Cardiac's Certificate of Incorporation which is attached as Appendix C to this Joint Proxy Statement/Prospectus.

                              RESTRUCTURING MERGER

GENERAL

         The Cardiac Board unanimously determined that the Restructuring Merger is in the best interests of Cardiac and its stockholders and has approved the Restructuring Merger subject to the approval of the affirmative vote of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote thereon. Since the Restructuring Merger, the Merger and the Reverse Split are all interdependent and the consummation of each action is conditioned upon receipt of approval for all three proposals, the failure of the stockholders to approve and adopt any one of such transactions will mean that the Restructuring Merger will not occur. The following is a summary of the material terms of the Restructuring Merger.

EFFECTIVE TIME AND EFFECT OF THE RESTRUCTURING MERGER

         The Restructuring Merger is expected to occur as promptly as practical after the approval of the Reverse Split, ratification, approval and adoption of the Merger Agreement and the Merger and approval and adoption of the Restructuring Merger Agreement and the Restructuring Merger by the Cardiac stockholders, and approval and adoption of the Merger Agreement and the Merger by Electro's stockholders, subject to satisfaction of the conditions to the Merger. See "MERGER - Conditions to the Merger."

         In accordance with the provisions of the Restructuring Merger Agreement and Section 251 of the Delaware Act, Merger Sub shall be merged with and into Cardiac, which, at, and after the Restructuring Effective Time, shall be the Surviving Corporation. At the Restructuring Effective Time, each issued and outstanding share of Cardiac Common Stock shall be deemed cancelled and converted into and shall represent the right to receive one share of CTG Common Stock. Pursuant to the terms of the Restructuring Merger, the authorized capital stock of the Surviving Corporation will be reduced at the Restructuring Effective Time to one hundred shares of common stock. Upon consummation of the Restructuring Merger, the rights and interests of Cardiac stockholders as holders of CTG Common Stock will be the same as the rights and interests previously as holders of Cardiac Common Stock.

         Prior to the Restructuring Merger, each of CTG and CTG Merger Sub will have a nominal amount of stock outstanding and will have no business or properties of its own.

         As a result of the occurrence of the Merger and the Restructuring Merger, CTG will become the parent holding company of Cardiac, and Electro will, in turn, become a direct, wholly-owned subsidiary of Cardiac. A copy of the Restructuring Merger Agreement is attached as APPENDIX B to this Joint Proxy Statement/Prospectus.

         After the Restructuring Merger, all of the business and operations now conducted by Cardiac will continue to be conducted by Cardiac as a subsidiary of CTG and the assets and liabilities of Cardiac immediately after the Restructuring Merger will be the same as the assets and liabilities of Cardiac immediately before the Restructuring Merger.

REASONS FOR THE RESTRUCTURING MERGER

         The Cardiac Board has determined that the formation of CTG as a parent holding company, which will own Cardiac as a direct, wholly-owned subsidiary and Electro as an indirect, wholly-owned subsidiary, will facilitate efforts to obtain financing by presenting a new image to investors and analysts in the medical device market of an entity not with a new business plan and new focus. The Cardiac Board also believes that the formation of CTG will assist Cardiac in achieving its strategic plan by presenting to customers a new company image and business plan. However, there can be no assurance that the Restructuring Merger will achieve the desired result. See "REASONS FOR THE MERGER."

EXCHANGE OF SHARES

         Instructions with regard to surrender of stock certificates representing Cardiac Common Stock, together with a letter of transmittal to be used for this purpose, will be mailed to Cardiac stockholders as soon as practicable after the Restructuring Effective Time, but, in no event later than twenty (20) business days after the Restructuring Effective Time. Upon Cardiac stockholders' approval of both the Reverse Split and the Restructuring Merger, the stockholders of Cardiac will receive shares of CTG Common Stock giving effect to both the Reverse Split and the Restructuring Merger. See "REVERSE SPLIT." In order to receive certificates evidencing CTG Common Stock, each Cardiac stockholder will be required to surrender his or her stock certificate(s) after the Restructuring Effective Time, together with a duly completed and executed letter of transmittal to the Exchange Agent.

         As of the Restructuring Effective Time, CTG will deposit in trust with the Exchange Agent certificates representing the number of shares of CTG Common Stock which the holders of Cardiac Common Stock are entitled to receive after giving effect to the Reverse Split and the Restructuring Merger. Upon receipt of such stock certificates and letters of transmittal, the Exchange Agent will issue stock certificates evidencing the whole number of shares of CTG Common Stock to the registered holder or his or her transferee for the number of shares of CTG Common Stock each such person is entitled to receive as a result of the Reverse Split and the Restructuring Merger. No certificates or scrip representing fractional shares of CTG Common Stock will be issued in the Restructuring Merger. All fractional shares of Cardiac Common Stock will be eliminated as a result of the Reverse Split. See "REVERSE SPLIT." Accordingly, no fractional shares will result from a one for one exchange of Cardiac Common Stock for CTG Common Stock in the Restructuring Merger.

TREATMENT OF STOCK OPTIONS AND WARRANTS

         At the Restructuring Effective Time, each of Cardiac's then outstanding warrants, options and conversion rights, by virtue of the Restructuring Merger and without any further action on the part of any holder thereof, shall be assumed by CTG and automatically converted, on the same terms, into a warrant, option or conversion right to purchase a number of shares of CTG Common Stock (to be registered shares to the extent the warrant, option or conversion right holder is, by the terms of the warrant, option plan or conversion right in effect, entitled upon exercise of the warrant, option or conversion right, to receive registered stock) equal to the number of shares of Cardiac Common Stock covered by such warrants, options and conversion rights immediately prior to the Restructuring Effective Time, at an exercise price per share of CTG Common Stock equal to the exercise price in effect under such warrants, options or conversion rights immediately prior to the Restructuring Effective Time. The converted warrants, options or conversion rights shall be exercisable on the same terms and conditions as the existing warrants, options or conversion rights without, however, giving effect to any mandatory or permissive exercise arising by virtue of the Restructuring Merger.

CONDITIONS TO THE RESTRUCTURING MERGER

         The obligations of Cardiac, CTG and Merger Sub to consummate the Restructuring Merger are subject to the approval and adoption of the Merger Agreement and the Merger by the stockholders of Electro and the approval of the Reverse Split, ratification, approval and adoption of the Merger Agreement and the Merger and approval and adoption of the Restructuring Merger Agreement and the Restructuring Merger by the stockholders of Cardiac.

TERMINATION OF THE RESTRUCTURING MERGER AGREEMENT

         The Restructuring Merger Agreement shall be terminated, and the Restructuring Merger abandoned, notwithstanding the approval by the respective boards of directors and stockholders of Cardiac, CTG and Merger Sub of the Restructuring Merger Agreement and the Restructuring Merger in the event of and simultaneously with a termination (at or at any time prior to the Restructuring Effective Time) of the Merger Agreement.

AMENDMENT OF THE RESTRUCTURING MERGER AGREEMENT

         At any time prior to the Restructuring Effective Time, the parties may, by written agreement, modify or amend the Restructuring Merger Agreement, provided that, material provisions may not be amended or modified after the Merger Agreement has been approved and adopted by Cardiac's stockholders and Electro's stockholders, without the affirmative vote of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote at the Cardiac Special Meeting.

                         FEDERAL INCOME TAX CONSEQUENCES

ELECTRO STOCKHOLDERS

         The following discussion has been prepared by Saiber and, except as otherwise indicated, summarizes Saiber's opinion of the material Federal income tax consequences of the Merger that are generally applicable to stockholders of Electro and does not purport to be a complete analysis or listing of all potential tax considerations or consequences relevant to a decision whether to vote for the approval of the Merger Agreement and the Merger and the transactions contemplated thereby. The discussion does not address all aspects of Federal income taxation that may be applicable to the stockholders of Electro subject to special Federal income tax treatment including, without limitation, foreign persons, insurance companies, tax-exempt entities, retirement plans, dealers in securities and persons who acquired their Electro Common Stock pursuant to the exercise of employee stock options or otherwise as compensation. The discussion addresses neither the effect of any applicable state, local or foreign tax laws, nor the effect of any Federal tax laws other than those pertaining to the Federal income tax. IN VIEW OF THE INDIVIDUAL NATURE OF FEDERAL INCOME TAX CONSEQUENCES, THE STOCKHOLDERS OF ELECTRO ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM.

         The discussion is based on the Internal Revenue Code of 1986, as amended, regulations proposed or promulgated thereunder, and administrative interpretations and judicial precedents relating thereto, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences discussed herein. The discussion is also based on certain assumptions regarding the factual circumstances that will exist at the Merger Effective Time, including certain representation of Electro and Cardiac. If any of the factual assumptions is inaccurate, the tax consequences of the Merger could differ from those described herein.

         For Federal income tax purposes the merger of Sub with and into Electro, in accordance with the terms of the Merger Agreement, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and CTG, Sub and Electro will each be a party to a reorganization within the meaning of
Section 368(b) of the Code. Accordingly: (i) no gain or loss will be recognized by a stockholder of Electro upon the receipt by such stockholder solely of shares of CTG Common Stock (including any fractional share interest treated as received) in exchange for such stockholder's shares of Electro Common Stock in accordance with the terms of the Merger Agreement; (ii) the aggregate tax bases of the shares of CTG Common Stock received by a stockholder of Electro (including any fractional share interest treated as received) will be the same as the aggregate tax bases of the shares of Electro Common Stock surrendered in exchange therefor decreased by the amount of any cash received and increased by the amount of any gain recognized; and (iii) the holding period of the shares of CTG Common Stock received by an Electro stockholder (including any fractional share interest treated as received) in exchange for shares of Electro Common Stock will include the period during which the shares of Electro Common Stock surrendered in exchange therefor were held, provided the shares of Electro Common Stock were held as capital assets at the Merger Effective Time. In addition, no gain or loss will be recognized by either Electro, CTG or Cardiac as a result of the consummation of the Merger.

         An Electro stockholder who receives cash in the Merger in lieu of a fractional share interest in CTG Common Stock will be treated as having received and then sold such fractional share of CTG Common Stock. An Electro stockholder would recognize gain or loss measured by the difference between the cash received and the portion of the stockholder's adjusted tax basis in the shares of Electro Common Stock allocable to the fractional share. Any capital gain or loss recognized by an Electro stockholder will be long-term capital gain or loss if the stockholder has held such stockholder's shares of Electro Common Stock for longer than one year.

         It is a condition to the obligations of Electro to consummate the Merger that the foregoing opinion be confirmed in writing to Electro as of the Closing Date. See "- Conditions to the Merger."

CARDIAC STOCKHOLDERS

         The following discussion has been prepared by Greenberg and, except as otherwise indicated, summarizes Greenberg's opinion of the material Federal income tax consequences to the Cardiac stockholders of the Reverse Split and of the Restructuring Merger.

         The Reverse Split, pursuant to which each Cardiac stockholder will receive one new share of Cardiac Common Stock in exchange for each five existing shares of Cardiac Common Stock held by that Cardiac stockholder, will be treated as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code.
Accordingly: (i) no gain or loss will be recognized by a Cardiac stockholder upon the receipt by such stockholder of new Cardiac Common Stock in exchange for existing Cardiac Common Stock; (ii) the aggregate tax bases of the new shares of Cardiac Common Stock received by a Cardiac stockholder will be the same as the aggregate tax bases of the existing shares of Cardiac Common Stock surrendered in exchange therefor; and (iii) the holding period of the new shares of Cardiac Common Stock received by a Cardiac stockholder in exchange for existing shares of Cardiac Common Stock will include the period during which the existing shares of Cardiac Common Stock surrendered in exchange therefor were held, provided the existing shares of Cardiac Common Stock were held as capital assets at the time of the Reverse Split.

         The Restructuring Merger, pursuant to which Cardiac will become a wholly-owned subsidiary of CTG, will be treated as a reorganization within the meaning of Section 368(a) of the Code. Accordingly: (i) no gain or loss will be recognized by a Cardiac stockholder upon the receipt by such stockholder solely of shares of CTG Common Stock in exchange for such stockholder's shares of Cardiac Common Stock in accordance with the terms of the Restructuring Merger;
(ii) the aggregate tax bases of the shares of CTG Common Stock received by a Cardiac stockholder will be the same as the aggregate tax bases of the shares of Cardiac Common Stock surrendered in exchange therefor; and (iii) the holding period of the shares of CTG Common Stock received by a Cardiac stockholder in exchange for shares of Cardiac Common Stock will include the period during which the shares of Cardiac Common Stock surrendered in exchange therefor were held, provided the shares of Cardiac Common Stock were held as capital assets at the time of the Restructuring Merger. In addition, no gain or loss will be recognized by either Cardiac or CTG as a result of the consummation of the Restructuring Merger.

         A Cardiac stockholder who receives cash in the Reverse Split in lieu of a fractional share interest in Cardiac Common Stock will be treated as having received and then sold such fractional share of Cardiac Common Stock. A Cardiac stockholder would recognize gain or loss measured by the difference between the cash received and the portion of the stockholder's adjusted tax basis in the shares of Cardiac Common Stock allocable to the fractional share. Any capital gain or loss recognized by a Cardiac stockholder will be long-term capital gain or loss if the stockholder has held such stockholder's shares of Cardiac Common Stock for longer than one year.

         SINCE THE FOREGOING IS A SUMMARY AND DOES NOT TAKE INTO ACCOUNT THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH STOCKHOLDER'S TAX STATUS AND ATTRIBUTES. THE FEDERAL INCOME TAX CONSEQUENCES ADDRESSED IN THE FOREGOING DISCUSSION MAY NOT APPLY TO EACH STOCKHOLDER. IN VIEW OF THE INDIVIDUAL NATURE OF INCOME TAX CONSEQUENCES, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, THE REVERSE SPLIT AND THE RESTRUCTURING TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL AND OTHER TAX LAWS.

                              ACCOUNTING TREATMENT

         Since the Merger and the Restructuring Merger will be effectuated simultaneously with the result that CTG will become a parent holding company, and based upon the controlling interests in CTG, as parent of Cardiac, to be obtained by Electro stockholders as a result of the Merger, the Merger and the Restructuring Merger will be accounted for as an acquisition of CTG by Electro stockholders (a reverse acquisition in which Electro is considered the acquirer for accounting purposes). Electro intends that the excess purchase price over the fair value of Cardiac's identifiable tangible assets acquired, less the fair value of Cardiac's liabilities assumed, will be allocated to a patent. This is a United States patent that is titled "Single Preformed Catheter Configuration for a Dual Chamber Pacemaker System." The patent was approved in September 1997 and was issued on June 30, 1998. A product life of 10 years is expected from the product underlying the patent. The value of the consideration to be issued will be determined based upon the approximate market value of Cardiac Common Stock on May 5, 1998, the date the Merger Agreement was amended. Based on an approximate market value of $2.19 for Cardiac Common Stock on May 5, 1998, the amount allocated to the patent will be approximately $1,467,737 and will be amortized over a 10-year period, resulting in an annual non-cash charge to earnings that will not be deductible for income tax purposes. Based on the May 5, 1998 approximate value of $2.19 for Cardiac Common Stock, such annual charge will be $146,774.


                    RESALE OF CTG COMMON STOCK BY AFFILIATES

         The shares of CTG Common Stock to be issued in the Merger and the Restructuring Merger will be registered under the Securities Act and will be freely transferable without restriction by those holders of Electro Common Stock who are not deemed to be "affiliates" of Electro or Cardiac within the meaning of Rule 145 under the Securities Act. Persons who may be deemed to be affiliates may not sell their shares of CTG Common Stock acquired in connection with the Merger, except pursuant to an effective registration statement under the Securities Act covering such shares, or in compliance with Rule 145, Rule 144 or another applicable exemption from the registration requirements of the Securities Act. Persons who may be deemed to be affiliates of an entity generally include individuals or entities that control, are controlled by or are under common control with such entity, and includes the directors, the executive officers and the principal stockholders of such entity.

         Electro agreed in the Merger Agreement to use its best efforts to cause each director, executive officer and other person who may be deemed an affiliate (for purposes of Rule 145) of Electro to execute and deliver a written agreement intended to ensure compliance with the Securities Act.

         This Joint Proxy Statement/Prospectus cannot be used for resale of CTG Common Stock received by any person who may be deemed an affiliate of Electro.

                               SEQUENCE OF EVENTS

         Assuming that the stockholders of both Electro and Cardiac approve all of the transactions proposed herein, the sequence of events would be as follows:

         First, the Reverse Split, whereby the number of outstanding shares of Cardiac Common Stock would be reduced to approximately 530,000 shares, would be effectuated by the Reverse Split Amendment; and

         Second, the Merger and the Restructuring Merger would both be effectuated simultaneously resulting in Electro becoming a direct, wholly-owned subsidiary of Cardiac, with Cardiac in turn being a direct, wholly-owned subsidiary of CTG.

                               OTC BULLETIN BOARD

         Shares of Cardiac Common Stock and Electro Common Stock are both currently quoted on the OTC Bulletin Board. Upon consummation of the Merger, CTG intends to apply to list its shares on a regional exchange and/or the Nasdaq SmallCap Market in conjunction with the initiation of trading in its shares in the public market place. Prior to the transactions contemplated herein and the offerings to be made in connection therewith, there has been no public market for CTG Common Stock and there can be no assurance that CTG will be able to obtain or maintain any such listings for its shares. Even though CTG will meet the quantitative requirements of such exchanges, these exchanges maintain qualitative requirements and discretionary review standards which CTG may be unable to comply with immediately after the consummation of the Merger.

      BUSINESS AND MANAGEMENT AFTER THE MERGER AND THE RESTRUCTURING MERGER

         Following the Merger and the Restructuring Merger, management of the combined companies will endeavor to finalize and implement operational strategies designed to maximize return on capital and position the combined companies for growth. The objective is to build a company specializing in the development and promotion of differentiated, niche products to address the cardiac catheter market. The combined companies will utilize current, proprietary products, an acquisition/industry consolidation strategy, as well as newly-developed technologies, to provide more effective treatment for cardiac dysrhythmias and improve safety and reduce cost for the patient, physician and hospital. Emphasis will be on the combined companies' catheter and lead technology, providing products which allow:

         /bullet/ more accurate and faster placement within the heart and circulatory system;

         /bullet/ more sensitive reception of cardiac signals to aid in diagnosis; and

         /bullet/ more accurate and faster delivery of electrical signals to cardiac tissue to aid in treatment.

Three targeted market segments with existing products and new technologies include bradycardia (pacing), tachycardia (defibrillation) and atrial fibrillation (defibrillation and ablation). Combined, these address a worldwide population of almost 1 million newly-diagnosed patients each year.

         To the extent that the combined companies are successful in achieving projected growth and adding new products either through product development or acquisition, the combined companies may then be positioned either as a stand-alone cardiac rhythm management company with a portfolio of clinically advanced, strategically-linked, niche products, or for acquisition by one of the larger cardiac device manufacturers lacking one or more of the combined companies' specific product technologies.

         Management's strategy will be to consolidate other companies with cardiology and electrophysiology catheter products that can be manufactured by CTG, and where CTG will be able to capitalize on the operational, marketing and financial synergies inherent in the development of a larger entity. This strategy will be supported by three primary activities:

         1. the consolidation of two companies with related product lines, based on proprietary technology, which will have the opportunity to improve operations and profit performance through the realization of approximately $1.5 million in annual operating synergies and cost savings;

         2. the commercialization of electrophysiology and other rhythm-management products, from the existing new product development portfolio; and

         3. acquisition of and consolidation with other companies with related products.

         There are over 2,000 public and private specialty niche companies worldwide according to Standard & Poor's, Dun and Bradstreet, The American College of Cardiology and the American Heart Association that constitute the cardiac catheter market. Many of these are either private or small-cap/micro-cap public companies whose capitalization and/or access to funding hinders rapid product development or sales expansion. Consolidation will enable these companies to improve performance and provide greater opportunity by: (i) reducing costs through elimination of redundant operations; (ii) making more efficient use of sales forces and other corporate resources; and (iii) gaining better access to capital markets.

         The business plan proposes that the combined companies will, within 12 to 18 months after consummation of the Merger, be able to achieve a positive operational cash flow at least sufficient to support normal operating and research and development activity. Management of the combined companies anticipates that this may be achieved assuming the realization of projected sales growth and the savings expected from the consolidation of operations. If this plan proves to be successful, the cash raised concurrent with this Merger should be sufficient to satisfy the combined companies' needs for the next several years. There can be no assurance that the combined companies will achieve the business plan as the combined companies may be unsuccessful in achieving such sales and/or realizing such savings. See "RISK FACTORS." Should additional cash be required for completion of a merger or specific project, a separate financing would be initiated.

         Following the Merger and the Restructuring Merger, the CTG Board will be comprised of the currently installed members of the Cardiac Board as expanded to include Ervin Schoenblum and Abraham Nechemie. Furthermore, pursuant to Cardiac's engagement agreement with the investment banker assisting Cardiac in connection with the CTG public offering, Cardiac shall cause the CTG Board to further expand and the investment banker and a representative of the syndicate formed to facilitate the offering of the Newly Offered Shares shall each have the right to appoint one member to fill the vacancies created by such expansion. Accordingly, following the Merger and the Restructuring Merger, the CTG Board shall consist of the following persons, plus a director designee of the investment banker and a director designee of a representative of the syndicate:

         Chairman of the Board of Directors                   Bart C. Gutekunst
         Director                                             William H. Burns
         Director                                             Larry Haimovitch
         Director                                             Abraham Nechemie
         Director                                             Augusto Ocana
         Director                                             Alan J. Rabin
         Director                                             Robert Rylee
         Director                                             Ervin Schoenblum
         Director                                             Tracey Young

         Management of CTG, identified to date, shall consist of the following persons who shall hold the office listed opposite their respective names:

         President, Chief Executive Officer                   Alan J. Rabin
         Executive Vice President, Chief Operating Officer    W. Alan Walton
         Vice President Research and Development              Jonathan S. Lee
         Vice President Sales                                 Kirk D. Kamsler

         In addition to the above officers, CTG intends to hire a Chief Financial Officer with experience in consolidating public companies and an Acquisition Officer with experience in consolidating the operations of public and private companies.

         The directors of both Cardiac and Electro following the Merger Effective Time will be Alan J. Rabin, W. Alan Walton and Ervin Schoenblum. The executive officers of Cardiac will be Alan J. Rabin, as president, and W. Alan Walton, as secretary. The executive officers of Electro will be Jonathan S. Lee, as president, and W. Alan Walton, as secretary.

                               DISSENTERS' RIGHTS

ELECTRO STOCKHOLDERS


         Holders of record of shares of Electro Common Stock will not have appraisal rights with respect to their shares. Section 14A:11-1 of the New Jersey Business Corporation Act states a stockholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares for which, pursuant to the plan of merger or consolidation, he will receive: (a) cash; (b) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than one thousand (1,000) holders; or (c) cash and such securities. As of September 30, 1998 there were 584 holders of record of Cardiac Common Stock, and 699 holders of record of Electro Common Stock.

CARDIAC STOCKHOLDERS

         Under Section 262 of the Delaware Act, the holders of Cardiac Common Stock are entitled to appraisal rights with respect to the Restructuring Merger only, and not with respect to the other proposals. In the event that the Restructuring Merger is consummated, record holders of Cardiac Common Stock who meet and comply with the requirements of Section 262 of the Delaware Act will be entitled to dissenters' appraisal rights with respect to their shares of Cardiac Common Stock. Such Cardiac stockholders will have the right to obtain a cash payment for the "fair value" of their shares (excluding any element of value arising from the accomplishment or expectation of the Restructuring Merger). Such "fair value" would be determined in judicial proceedings, the result of which cannot be predicted.

         In order to exercise dissenters' appraisal rights, dissenting Cardiac stockholders must comply with the procedural requirements of Section 262 of the Delaware Act, a description of which is provided immediately below and the full text of which is attached to this Joint Proxy Statement/Prospectus as Appendix
E. Failure to take any of the steps required under Section 262 of the Delaware Act on a timely basis may result in the loss of dissenters' appraisal rights.

         Except as set forth herein, Cardiac stockholders will have no appraisal rights in connection with the Restructuring Merger. The dissenters' appraisal rights described herein are available to holders of record of Cardiac Common Stock. A person having a beneficial interest in shares of Cardiac Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever dissenters' appraisal rights the beneficial owner may have.

         THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO DISSENTERS' APPRAISAL RIGHTS UNDER THE DELAWARE ACT AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262 WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX E TO THIS JOINT PROXY STATEMENT/PROSPECTUS. ALL REFERENCES IN SECTION 262 AND IN THIS SUMMARY TO A "STOCKHOLDER" ARE TO THE RECORD HOLDER OF THE SHARES OF CARDIAC COMMON STOCK AS TO WHICH DISSENTERS' APPRAISAL RIGHTS ARE ASSERTED.

         Under the Delaware Act, holders of shares of Cardiac Common Stock who follow the procedures set forth in Section 262 will be entitled to have their shares of Cardiac Common Stock appraised by the Delaware Court of Chancery and to receive payment of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Restructuring Merger, together with a fair rate of interest, as determined by such court.

         Under Section 262, a corporation, not less than twenty (20) days prior to the meeting at which a proposed merger is to be voted on, must notify each of its stockholders entitled to dissenters' appraisal rights as of the record date set for the meeting that such appraisal rights are available, and include in such notice a copy of Section 262. This Joint Proxy Statement/Prospectus shall constitute such notice to the holders of shares of Cardiac Common Stock and delivery of such copy of Section 262 which is attached to this Joint Proxy Statement/Prospectus as Appendix E. Other than this notice, Cardiac will not provide reminder notices to its stockholders of the requirements of Section 262 of the Delaware Act or of the expiration of the time period during which stockholders must demand their dissenters' rights.

         Therefore, stockholders who wish to exercise their appraisal rights or who wish to preserve their right to do so should review the following discussion and Appendix E carefully because failure to comply timely and properly with the specified procedure will result in a loss of dissenters' appraisal rights under the Delaware Act. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of Cardiac Common Stock, Cardiac stockholders who consider exercising such rights should seek the advise of legal counsel.

         Cardiac stockholders wishing to exercise their dissenters' appraisal rights must deliver to Cardiac, the Surviving Corporation in the Restructuring Merger, prior to the vote on the Restructuring Merger proposal at the Cardiac Special Meeting, a written demand for appraisal of their shares of Cardiac Common Stock. A proxy or vote against the Restructuring Merger will not constitute such a demand.

         In addition, a holder of shares of Cardiac Common Stock wishing to exercise dissenters' appraisal rights must hold of record such shares on the date the written demand for appraisal is made, must continue to hold such shares until the date of consummation of the Restructuring Merger and must not vote in favor of the Restructuring Merger proposal or consent thereto in writing pursuant to Section 228 of the Delaware Act. However, a failure to vote against the Restructuring Merger or an abstention from voting will not constitute a waiver of dissenters' rights. Only a holder of record of shares of Cardiac Common Stock is entitled to assert appraisal rights for the shares of Cardiac Common Stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on the stock certificate(s).

         If the shares of Cardiac Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares of Cardiac Common Stock are owned of record by more than one (1) person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is an agent for such owner or owners.

         A record holder, such as a broker, who holds shares of Cardiac Common Stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of Cardiac Common Stock held for one or more beneficial owners while not exercising such rights with respect to the shares of Cardiac Common Stock held for other beneficial owners; in such case, the written demand should set forth the number of shares of Cardiac Common Stock as to which appraisal is sought, and where no number of shares of Cardiac Common Stock is expressly mentioned, that demand will be presumed to cover all shares of Cardiac Common Stock held in the name of the record owner. Stockholders who hold their shares of Cardiac Common Stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

         All written demands for appraisal should be sent or delivered to Cardiac Control Systems, Inc. at 3 Commerce Boulevard, Palm Coast, Florida 32164, Attention: W. Alan Walton. Within one hundred twenty (120) days after the consummation of the Restructuring Merger, but not thereafter, Cardiac or any stockholder entitled to dissenters' appraisal rights under Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the "fair value" of the shares of Cardiac Common Stock held by any such stockholders.

         Cardiac is under no obligation and has no present intention to file a petition with respect to the appraisal of the fair value of the shares of Cardiac Common Stock. Accordingly, it is the obligation of the Cardiac stockholders to initiate all actions to perfect their dissenters' appraisal rights within the time prescribed in Section 262. Within one hundred twenty
(120) days after the consummation of the Restructuring Merger, any Cardiac stockholder who has complied with the requirements of exercise of dissenters' appraisal rights will be entitled, upon written request, to receive from Cardiac a statement setting forth the aggregate number of shares of Cardiac Common Stock with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement must be mailed to such holders of the Cardiac Common Stock within ten (10) days after a written request therefore has been received by Cardiac or within ten (10) days after the expiration of the twenty (20) day period for delivery of demands for appraisal by holders of the Cardiac Common Stock outlined above, whichever is later.

         If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Court of Chancery will determine the Cardiac stockholders entitled to appraisal rights and will appraise the "fair value" of their shares of Cardiac Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Restructuring Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the "fair value." Stockholders considering seeking appraisal should be aware that the "fair value" of their shares of Cardiac Common Stock as determined under Section 262 could be more than, the same as or less than the consideration they would receive pursuant to the Restructuring Merger Agreement if they do not seek appraisal of their shares of Cardiac Common Stock.

         In determining "fair value," the Delaware Court of Chancery is to take into account all relevant factors. In WEINBERGER V. UOP, INC. ("Weinberger"), the Delaware Supreme Court discussed the factors that could be considered in determining "fair value" in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "fair price" obviously requires consideration of all relevant factors involving the value of a company. The Delaware Supreme Court stated that, in making this determination of "fair value," the court must consider a market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the Restructuring Merger that throw any light on future prospects of the merged corporation.

         In WEINBERGER, the Delaware Supreme Court further stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Restructuring Merger and are not the product of speculation, may be considered." In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenters' exclusive remedy. The cost of the action may be determined by the court and taxed upon the parties as the court deems equitable. The court may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares of Cardiac Common Stock entitled to appraisal.

         Any holder of shares of Cardiac Common Stock who has duly demanded an appraisal in compliance with Section 262 will not, after the consummation of the Restructuring Merger, be entitled to vote the shares of Cardiac Common Stock subject to such demand for any purpose or be entitled to the payment of dividends or other distribution on those shares (except dividends or other distributions payable to holders of record of shares of Cardiac Common Stock as of a date on or prior to the consummation of the Restructuring Merger).

         If any Cardiac stockholder who demands appraisal of shares of Cardiac Common Stock under Section 262 fails to perfect, or effectively withdraws or loses, the right to appraisal, as provided in the Delaware Act, each share of Cardiac Common Stock of such stockholder will be converted into the right to receive one share of CTG Common Stock in accordance with the Restructuring Merger Agreement.

         A stockholder will fail to perfect, or effectively lose or withdraw, the right to appraisal if no petition for appraisal is filed within one hundred twenty (120) days after the consummation of the Restructuring Merger, or if the Cardiac stockholder delivers to Cardiac a written withdrawal of his demand for appraisal and acceptance of the Restructuring Merger, except that any such attempt to withdraw made more than sixty (60) days after the consummation of the Restructuring Merger will require the written approval of Cardiac.

         ANY HOLDER OF CARDIAC COMMON STOCK WISHING TO EXERCISE APPRAISAL RIGHTS IS URGED TO CONSULT LEGAL COUNSEL BEFORE ATTEMPTING TO EXERCISE SUCH RIGHTS.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA


         The following unaudited pro forma condensed consolidated balance sheet includes Cardiac's consolidated balance sheet as of May 31, 1998 and Electro's balance sheet as of that same date, giving effect to the acquisition of the Electro Common Stock in exchange for approximately 1,278,000 shares of Cardiac Common Stock and approximately $550,000 in anticipated direct acquisition and registration costs, as if such acquisition had occurred on May 31, 1998. The pro forma financial statements also give effect to the conversion of $1,000,000 of debt due to The T Partnership into convertible preferred stock, the issuance of $1,500,000 in debt and the Reverse Split expected to occur prior to consummation of the Merger. The pro forma financial statements do not give effect to the proceeds from financing which must be obtained as a condition of the Merger consisting of $4,000,000 through a combination of proceeds from the sale of common stock and proceeds from a loan or line of credit. The unaudited pro forma condensed consolidated statement of operations includes Cardiac's consolidated statements of operations for the nine months ended March 31, 1998 and the fiscal year ended September 30, 1997 and Electro's statements of operations for the nine months ended May 31, 1998 and the fiscal year ended August 31, 1997 giving effect to the Merger and Restructuring Merger as if they had occurred on September 1, 1996. The Merger has been accounted for on the purchase basis in such pro forma statements. Based upon the controlling interest in Cardiac to be obtained by Electro stockholders as a result of the Merger, the Merger will be accounted for as an acquisition of Cardiac by Electro (a reverse acquisition in which Electro is considered the acquirer for accounting purposes). The historical information of Cardiac has been derived from the unaudited condensed consolidated financial statements for the nine months ended March 31, 1998 and the unaudited consolidated financial statements for the year ended September 30, 1997 which were derived from the audited consolidated financial statements of Cardiac for the fiscal year ended March 31, 1997 and the unaudited consolidated financial statements for the six months ended September 30, 1997 and 1996. The historical information of Electro has been derived from the unaudited financial statements for the nine months ended May 31, 1998 and the audited financial statements for the fiscal year ended August 31, 1997 (which are included herein and should be read in conjunction with such financial statements and the notes thereto). In the opinion of the management of Cardiac and Electro, the above-mentioned unaudited pro forma condensed consolidated financial statements of the respective companies include all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the results for unaudited interim periods. The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or operating results that would have occurred had the Merger and Restructuring Merger been consummated on the date specified, nor is it indicative of future operating results or financial position. In the opinion of the managements of Cardiac and Electro, all adjustments necessary to present fairly this unaudited pro forma information have been made.

                                                             CTG
                                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                                        BALANCE SHEET

                                                                                 MAY 31, 1998
                                                   --------------------------------------------------------------------------
                                                             HISTORICAL                               PRO FORMA
                                                   --------------------------------           -------------------------------
                                                    CARDIAC                ELECTRO            ADJUSTMENTS         AS ADJUSTED
                                                   ----------            ----------           ----------          -----------
               ASSETS

Current assets
   Cash                                            $   78,915            $        -           $1,500,000    (1)   $ 1,578,915
   Marketable securities                                  799                     -                                       799
   Accounts receivable, net                           581,168               759,133                                 1,340,301
   Inventories                                      1,438,226             1,333,086                                 2,771,312
   Prepaid expenses and other current assets          234,185                64,885                                   299,070
                                                   ----------            ----------           ----------          -----------
     Total current assets                           2,333,293             2,157,104            1,500,000            5,990,397
Property, plant and equipment, net                  1,933,155               684,002                                 2,617,157
Patent                                                      -                     -            1,467,737    (3)     1,467,737
Other assets                                        1,056,442               276,238             (340,000)   (2)       992,680
                                                   ----------            ----------           ----------          -----------
                                                   $5,322,890            $3,117,344           $2,627,737          $11,067,971
                                                   ==========            ==========           ==========          ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable and accrued expenses           $1,670,012            $1,382,143          $   210,000    (2)   $ 3,262,155
   Deposits payable                                   352,482                     -                                   352,482
   Accrued litigation expenses                              -               288,400                                   288,400
   Current portion of long-term debt                1,175,901               290,629                                 1,466,530
                                                   ----------            ----------           ----------          -----------
     Total current liabilities                      3,198,395             1,961,172              210,000            5,369,567
Long-term debt, less current portion                1,798,550             2,141,410              500,000    (1)     4,439,960
Other liabilities                                      83,534                     -                                    83,534

Stockholders' equity (deficit)                        242,411              (985,238)           1,917,737  (1)(3)    1,174,910
                                                   ----------            ----------           ----------          -----------
                                                   $5,322,890            $3,117,344           $2,627,737          $11,067,971
                                                   ==========            ==========           ==========          ===========

--------------------------------------------

(1) Represents the addition of $1,500,000 in debt at an assumed interest rate of 11% per annum to be issued in connection with the merger and the conversion of $1,000,000 of The T Partnership debt into 9% convertible preferred stock.

(2) Represents $550,000 of costs of completing Merger, of which $340,000 had been incurred at May 31, 1998 and $210,000 is a pro forma accrual.

(3) The acquisition of Electro by Cardiac will be accounted for as an acquisition of Cardiac by Electro (a reverse acquisition in which Electro is considered the acquirer for accounting purposes). The purchase price for Cardiac is computed by valuing the outstanding common shares of Cardiac before the acquisition (529,748 as adjusted for the Reverse Split) at $2.19 or $1,160,148 plus acquisition costs estimated at $550,000 and will be allocated to the fair value of assets acquired and liabilities assumed. The purchase price for Cardiac is anticipated to be allocated as follows:

           Fair value of assets acquired, including $1,467,737 assigned to a patent                  $6,790,627
           Fair value of liabilities assumed                                                          5,080,479
                                                                                                     ----------
                    Total purchase price                                                             $1,710,148
                                                                                                     ==========

     The purchase price was allocated to assets and liabilities based on management's current estimate of their value. The final allocation of the purchase price when the Merger is completed may vary from the estimated allocation above.

                                       CTG
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS

                                                     -------------------------------------------------------------------------
                                                                  HISTORICAL                              PRO FORMA
                                                     ----------------------------------          -----------------------------
                                                      NINE MONTHS            NINE MONTHS
                                                         ENDED                  ENDED
                                                     MARCH 31, 1998          MAY 31, 1998
                                                     --------------          ------------
                                                         CARDIAC               ELECTRO          ADJUSTMENTS        AS ADJUSTED
                                                       -----------           ----------         -----------        -----------
Revenues                                                $4,336,896 (5)(6)    $4,152,546          $                 $ 8,489,442
Cost and expenses:
   Cost of goods sold                                    1,836,158            2,836,541                              4,672,699
   Selling, general and administrative expenses          1,753,746            1,525,871            110,081 (1)       3,389,689
   Engineering, research & development expenses          1,317,645              416,224                              1,733,869
                                                       -----------           ----------          ---------         -----------
                                                         4,907,549            4,778,636            110,081           9,796,266
                                                       -----------           ----------          ---------         -----------

Income (loss) from operations                             (570,653)            (626,090)          (110,081)         (1,306,824)
Other income (expense):
   Interest expense                                       (441,363)            (225,019)           (33,750)(2)        (700,132)
   Other income                                              4,655                    -                                  4,655
                                                       -----------           ----------          ---------         -----------
                                                          (436,708)            (225,019)           (33,750)           (695,477)
                                                       -----------           ----------          ---------         -----------

Net loss                                                (1,007,361)            (851,109)          (143,831)         (2,002,301)
Preferred stock dividends                                        -                    -            (67,500)(4)         (67,500)
                                                       -----------           ----------          ---------         -----------

Net loss applicable to common stock                    $(1,007,361)(6)       $ (851,109)         $(211,331)        $(2,069,801)
                                                       ===========           ==========          =========         ===========

Net loss per common share                                   $(1.90)              $(0.67)
                                                       ===========           ==========
Pro forma net loss per common share                                                                                     $(1.15)(3)
                                                                                                                   ===========
Weighted average common shares outstanding                 530,000            1,277,400                              1,807,148
                                                       ===========           ==========                            ===========

-------------------------------------------------

(1) Represents amortization of $1,467,737 of a patent over 10 years, which represents the expected life of the product underlying the patent.

(2) Represents (a) reduction in interest expense of $90,000 related to the conversion of $1,000,000 of the 12% T Partnership debt into 9% convertible preferred stock, and (b) the addition of interest expense of $123,750 related to $1,500,000 debt issued in connection with the Merger at an assumed interest rate of 11%.

(3) Calculated using Electro's historical weighted average shares of 1,277,400 for the nine months ended March 31, 1998, plus 529,748 outstanding Cardiac shares as adjusted for the Reverse Split.

(4) Represents dividends on $1,000,000 of The T Partnership debt converted into 9% convertible preferred stock.

(5) Includes approximately $1,366,000 royalty income from Intermedics which ceased in January 1998.

(6) Revenues of $1,639,990 and net loss of $167,239 of Cardiac for the three months ended September 30, 1997, have been included in the pro forma statement of operations for the nine months ended March 31, 1998 and the year ended September 30, 1997.

                                       CTG
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS

                                                                                        YEAR ENDED
                                                           ---------------------------------------------------------------------
                                                                   HISTORICAL                                 PRO FORMA
                                                           ---------------------------------           -------------------------
                                                           SEPTEMBER 30,          AUGUST 31,
                                                              1997                  1997
                                                           -------------         -----------
                                                            CARDIAC                ELECTRO            ADJUSTMENTS     AS ADJUSTED
                                                           ----------            -----------          -----------     -----------
Revenues                                                   $6,399,651 (5)(6)     $ 6,648,438           $       -     $13,048,089
Cost and expenses:
   Cost of goods sold                                       2,418,274              4,041,486                   -       6,459,760
   Selling, general and administrative expenses             2,819,814              2,384,127             146,774 (1)   5,350,715
   Engineering, research & development expenses             1,672,824                881,728                   -       2,554,552
                                                           ----------            -----------           ---------     -----------
                                                            6,910,912              7,307,341             146,774      14,365,027
                                                           ----------            -----------           ---------     -----------

Loss from operations                                         (511,261)              (658,903)           (146,774)     (1,316,938)
Other income (expense):
   Interest expense                                          (435,631)              (249,384)            (45,000)(2)    (730,015)
   Litigation expense                                               -               (446,655)                  -        (446,655)
   Other income                                               152,351                      -                   -         152,351
                                                           ----------            -----------           ---------     -----------
                                                             (283,280)              (696,039)            (45,000)     (1,024,319)
                                                           ----------            -----------           ---------     -----------

Net loss                                                     (794,541)(6)         (1,354,942)           (191,774)     (2,341,257)

Preferred stock dividends                                           -                      -             (90,000)(4)     (90,000)
                                                           ----------            -----------           ---------     -----------

Net loss applicable to common stock                        $ (794,541)(6)        $(1,354,942)          $(281,774)    $(2,431,257)
                                                           ==========            ===========           =========     ===========

Net loss per common share                                      $(1.52)                $(1.06)
                                                           ==========            ===========
Pro forma net loss per common share                                                                                       $(1.35)(3)
                                                                                                                     ===========
Weighted average common shares outstanding                    522,271              1,276,000                           1,805,748
                                                           ==========            ===========                         ===========

-----------------------------------------------------

(1) Represents amortization of $1,467,737 a patent over 10 years, which represents the expected life of the product underlying the patent.

(2) Represents (a) reduction in interest expense of $120,000 related to the conversion of $1,000,000 of the 12% T Partnership debt into 9% convertible preferred stock, and (b) the addition of interest expense of $165,000 related to $1,500,000 debt issued in connection with the Merger at an assumed interest rate of 11%.

(3) Calculated using Electro's historical weighted average shares of 1,276,000 for the year ended August 31, 1997, plus 529,748 outstanding Cardiac shares as adjusted for the Reverse Split.

(4) Represents dividends on $1,000,000 of The T Partnership debt converted into 9% convertible preferred stock.

(5) Includes approximately $2,476,000 royalty income from Intermedics which ceased in January 1998.

(6) Revenues of $1,639,990 and net loss of $167,239 of Cardiac for the three months ended September 30, 1997, have been included in the pro forma statement of operations for the nine months ended March 31, 1998 and the year ended September 30, 1997.

                           COMPARATIVE PER SHARE DATA

         The following table sets forth certain historical per share data of Cardiac and Electro and combined per share data on an unaudited pro forma basis after giving effect to the Merger on a purchase method of accounting, assuming that one share of CTG Common Stock is issued in exchange for each share of Electro Common Stock in the Merger. This data should be read in conjunction with the unaudited pro forma condensed consolidated financial information and the separate historical consolidated financial statements of Cardiac and Electro and notes thereto, incorporated by reference herein or included elsewhere in this Joint Proxy Statement/Prospectus. The unaudited pro forma financial data are not necessarily indicative of the operating results that would have been achieved had the Merger been consummated as of the beginning of the periods presented and should not be construed as representative of future operations.

                                                              NINE MONTHS ENDED
                                     YEAR ENDED MARCH 31,        MARCH 31,
                                             1998                  1998
                                     --------------------   -----------------
Historical - Cardiac
  Net income (loss) per share......         $(2.35)              $ (1.90)
  Book value per share ............         $ 1.32               $  1.32


                                                             NINE MONTHS ENDED
                                     YEAR ENDED AUGUST 31,        MAY 31,
                                             1997                  1998
                                     --------------------   -----------------

Historical - Electro
  Net income (loss) per share......        $ (1.06)               $ (.67)
  Book value per share............         $  (.11)               $ (.77)


                                                             NINE MONTHS ENDED
                                     YEAR ENDED AUGUST 31,        MAY 31,
                                             1997                  1998
                                     --------------------   -----------------

Pro forma net income (loss)
  Per Electro share................        $ (1.44)              $ (1.21)
  Equivalent per Cardiac share....            N/A                $ (1.21)
                                                                 MAY 31,
                                                                   1998
                                                            -----------------

Pro Forma Combined Book Value
  Per Share
Per Electro share..................                                $ .67
Equivalent per Cardiac share.......                                $ .67

                             CTG, MERGER SUB AND SUB

         CTG. CTG was incorporated under the laws of Delaware on September 9, 1998 and is a direct, wholly-owned subsidiary of Cardiac. The address of CTG's executive offices and telephone number are the same as those of Cardiac.

         MERGER SUB. Merger Sub was incorporated under the laws of Delaware on September 9, 1998 and is the immediate parent of Sub. Merger Sub is a direct, wholly-owned subsidiary of CTG. The address of Merger Sub's executive offices and telephone number are the same as those of Cardiac.

         SUB. Sub was incorporated under the laws of New Jersey on December 9, 1997 and is a direct, wholly-owned subsidiary of Merger Sub. The address of Sub's executive offices and telephone number are the same as those of Cardiac.

                               BUSINESS OF CARDIAC

GENERAL

         Cardiac was incorporated as Supramedics, Inc. on June 20, 1980 under the laws of the State of Delaware and on August 28, 1980 changed its name to Cardiac Control Systems, Inc. to more accurately reflect the business of Cardiac. Cardiac is engaged in the design, development, manufacture, marketing, and sale of implantable cardiac pacing systems. These systems consist of single-chamber, dual-chamber and single-lead, atrial-controlled ventricular cardiac pacemakers together with connecting electrode leads and equipment for the external programming and monitoring of the pacemakers. Cardiac has received classification (clearance) from the FDA to distribute commercially a line of single-chamber and dual-chamber pacemaker systems and a single-lead atrial-controlled ventricular cardiac pacing system. The equipment used for the external programming and monitoring of Cardiac's pacemaker products is usually loaned without charge to physicians and other purchasers of Cardiac's products. Cardiac's products are "medical devices" as defined by the FDA and thus are subject to Federal regulations enforced by the FDA, including restrictions on the commercial introduction of products and clinical testing requirements.

         Cardiac Common Stock was listed on Nasdaq SmallCap Market; however, on August 29, 1991 Cardiac was advised by the Nasdaq SmallCap Market that its Common Stock would be delisted effective August 30, 1991. Cardiac was not in compliance with the Nasdaq SmallCap Market's capital and surplus requirement then in effect of $375,000. Shares of Cardiac Common Stock are currently traded over-the-counter under the symbol "CDCS" and are quoted on the OTC Bulletin Board/registered trademark/. This service allows market makers to enter quotes and trade securities that do not meet Nasdaq SmallCap Market qualification requirements.

         Cardiac has had a prior history of net losses and had experienced cash flow deficiencies and had been unable to pay many of its obligations as they became due. Cardiac is continuing its efforts to increase its sales volume and attain a profitable level of operations. However, there is no assurance that Cardiac's efforts will be successful. There are many events and factors in connection with the development, manufacture and sale of Cardiac's products over which Cardiac has little or no control, including, without limitation, production delays, marketing difficulties, lack of market acceptance, and superior competitive products based on future technological innovation. There can be no assurance that future operations will be profitable or will satisfy future cash-flow requirements.

         As a condition of this Merger, additional financing will be obtained for the combined companies which will be Cardiac and its wholly-owned subsidiary, Electro (the Surviving Subsidiary). It is believed by management that these incremental funds will be sufficient to satisfy cash flow requirements, build sales and marketing and complete development of necessary products that would allow the combined companies to become cash flow positive. However, there is no assurance that management's expectations will be realized. Any such occurrence may necessitate additional financing in the future. There is no assurance that such financing will be available or that it will be available on favorable terms. See "RISK FACTORS."

PRODUCTS

         Cardiac currently manufactures and commercially distributes a line of single- and dual-chamber implantable pacemakers and a single-lead, dual-chamber atrial-controlled ventricular ("VDD") pacing system, as well as electrode leads and programming equipment developed by Cardiac. Pacemaker systems are prescribed by physicians for patients who suffer arrhythmias or impairments of the natural electrical conduction system of the heart that render the heart incapable of pumping blood throughout the body at a rate and rhythm suitable for the body's needs. The pacemaker system treats the condition by electrically stimulating the heart to restore proper rhythmic contractions of the heart muscle.

         Cardiac's pacemakers and electrode leads encompass 8 pacemaker models (under the trade names MAESTRO/registered trademark/ II or MAESTRO/registered trademark/ II SAVVI/trademark/) and 7 electrode lead models (under the trade names PolySafe/trademark/ or A-Track/trademark/). Cardiac's first single-and dual-chamber pacemaker products were sold under the MAESTRO trade name. This generation of products, however, is no longer manufactured and marketed by Cardiac. Instead, a second generation of more streamlined single-and dual-chamber models are being sold under the MAESTRO II trade name. Cardiac received FDA clearance to market its most recent dual-chamber pacemaker, the MAESTRO Series 500 Model 534 dual chamber, bipolar DDD pacing system in October 1997. Cardiac also received FDA market clearance for a new design on a temporary cardiac pacing lead, the INTERIM/trademark/ AV is designed to allow atrial sensing and ventricular pacing through the same lead.

         Cardiac further developed a single-pass atrial-controlled ventricular
(VDD) pacing system and received FDA clearance in 1993 for two VDD models which Cardiac sells under the trade name MAESTRO II SAVVI. These pacing systems were unique in the industry until Intermedics, a competitor of Cardiac at that time, received FDA approval of its single-pass, atrial-controlled ventricular pacing system. Intermedics commenced marketing its new product in March 1995. One additional competitor (Medtronic, Inc.) has also recently entered the United States market with a competitive single-lead product.

         In addition, Cardiac markets certain electrode leads and pacing accessories manufactured by other medical companies. Further, Cardiac sells other implantable leads for implantable pacemakers and defibrillators on an OEM basis to implantable cardiac device manufacturers and hybrid circuit components to an Italian manufacturer and to an Indian manufacturer. See "- Sales, Marketing and Distribution Methods."

         Cardiac's products are classified as "medical devices" under the FDA Act and, as such, are subject to extensive domestic regulation by the FDA and European regulation by the ISO. All of the pacemaker systems marketed in the United States by Cardiac (including related electrode leads) are in commercial distribution under the FDA's 510(k) Premarket Notification regulations or Premarket Approval ("PMA") regulations. European regulations now include the ISO 9000 series of standards developed by the ISO as adopted by the member nations of the EEC. Cardiac is certified to ISO 9001 by the Notified Body, TUV Product Services, of Munich, Germany See "CARDIAC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Operating Trends And Uncertainties."

         Cardiac's MAESTRO II anti-bradycardia cardiac pacemakers are electronically based with an integrated circuit design, and include multi-programmable single-chamber, dual-chamber and atrial-controlled ventricular pacemakers. They are non-invasively programmable to multiple operating modes and functions for prescriptive flexibility, provide a wide range of sensitivity values and incorporate programmable high- and low-frequency bandpass filters. This extensive programmability permits the physician the flexibility required to provide truly prescriptive, individualized pacing therapy for a wide range of patients.

         Cardiac's pacemakers are generally sold together with electrode leads, most of which are manufactured by Cardiac. Cardiac's PolySafe electrode leads include various models of its specialized single-pass A-Track leads.

The A-Track leads, developed and patented by Cardiac, are triaxial pacing leads in which the inner coil connects to a ventricular tip electrode for pacing and sensing in the ventricle, and the two other coils connect to two diagonal atrial bipolar ("DAB") electrodes positioned so as to provide sensing data from the atrium. The DAB/trademark/ electrodes transmit sensed atrial signals to the pacemaker, which then stimulates the ventricle at an appropriate rate, providing atrial-synchronous ventricular pacing, mimicking the normal action of the heart. The MAESTRO II SAVVI system incorporating the A-Track lead represents an important advance in technology, combining atrial-controlled ventricular pacing with the convenience and reliability of a single-lead implant procedure. This system is appropriate for the many patients with conduction disorders and a physiologically responsive sino-atrial node.

         Cardiac has developed an upgrade to its single pass pacing technology. This upgrade expands the capability of the current A-Track leads to allow both sensing of electrical signals and transmission of a pacing pulse to both the upper and lower chambers of the heart. If proven effective, this technology could expand the potential for usage of Cardiac's single pass technology into all dual chamber, (two lead) pacemaker implants. The first implant of this lead in a human for clinical study purposes took place in Italy on September 25, 1998. The first commercial sale of this lead for a more limited application (sensing in one chamber and pacing and sensing in the other chamber of the heart) took place in Japan during the week of September 21, 1998. There can be no assurance that this technology will be proven effective, nor can there be any assurance that this technology will be accepted by customers as a substitute for current two lead technology.

         Cardiac's electrode leads are insulated with Surethane, Cardiac's proprietary urethane compound and are manufactured using a patented coating process, rights to which are held exclusively by Cardiac see "- Certain Patents, Trademarks and Licenses". The Surethane is applied in solution to the pacing coil using a non-thermosetting coating process that results in non-stratified bonding of each layer of the Surethane upon curing and a "unitized" construction of coil and insulation. This process results in extremely slender and durable leads. There has been some industry bias toward using urethane, primarily for bipolar leads because of problems with insulation. However, Cardiac has not manufactured bipolar leads of urethane material. Cardiac only manufactures unipolar urethane leads. Its bipolar leads are manufactured with silicone material. Cardiac is not aware of any historical problems with its leads manufactured of urethane.

         Both of Cardiac's portable programmer models enable bi-directional communication between the clinician and the implanted pacemaker. Programming and telemetry messages are transmitted to the pacemaker via a lightweight wand. Prior to transmitting a new program to the pacemaker, the programmer automatically provides validation of the selected mode/parameter value combination as a safety step. One model incorporates an integral printer, and the other provides for connection of a printer, for generating hard copy records. Both provide for connection of a strip chart recorder, for generating hard copy records of pacemaker performance. A programmer carrying the CE Mark label, as required in Europe, has been developed and commercialized. In addition, Cardiac is nearing completion on a new computer-based programming system.

SALES, MARKETING AND DISTRIBUTION METHODS

         The primary markets for Cardiac's products are hospitals, other medical institutions, and physicians both in the United States and abroad. Cardiac currently markets its products primarily through independent sales representatives in the United States and independent distributors in the international markets. Also, Cardiac sells selected components and products on an OEM basis to various U.S. and non-U.S. companies. Independent representatives are paid by commission; independent distributors generally purchase Cardiac's products at discounted prices. Cardiac advertises in scientific publications and also uses trade shows and convention demonstrations, direct mail advertising, telephone solicitations and direct sales to selected customers as part of its marketing efforts.

         Pricing of Cardiac's products is generally similar to that for competing products. Cardiac focuses its marketing attention on the technological advantages of its pacemakers rather than on price considerations. Cardiac bases its appeal to physicians on Cardiac's belief in the relative simplicity with which its reliable and therapeutically effective pacemaker systems can be implanted, programmed and monitored. Cardiac focuses its marketing attention on the issue of price sensitivity only when necessary. For example, under Medicare legislation, the amount of reimbursement that a hospital and a physician receive from Medicare for a pacemaker implant does not vary with the cost of the implanted pacemaker, and Cardiac must consider this in its pricing decisions. See "- Government Regulation."

         Cardiac maintains inventories of pacing systems at many hospitals to facilitate the immediate availability of these products when required. In addition, Cardiac's independent sales representatives hold a supply of pacemaker systems on consignment. A portion of Cardiac's sales in the United States are filled by withdrawing products from consigned inventories, whereupon the hospital is billed for the product.

         Independent sales representatives, organizations and distributors selling Cardiac's products are free to sell products not produced by Cardiac that do not compete with Cardiac's products. As of September 30, 1998, 12 independent sales representatives (or organizations) are actively selling Cardiac's products in the United States. Cardiac has executed long-term contracts with most of its sales representatives in the United States. Generally, the contractual agreements executed between Cardiac and its independent sales representatives provide each representative the exclusive right to sell Cardiac's products in a specified area of the United States for a three- or five-year period, are renewable for a second three- or five-year period, and provide Cardiac with certain termination rights.

         Cardiac's operations, sales and ability to attain a profitable level of operations are dependent upon expansion of its OEM business and maintaining the contractual relationships with its principal sales representatives and upon on-going expansion of their business volume. Termination of any of these contractual agreements between Cardiac and its key independent sales representatives could have a material adverse effect on Cardiac's sales volume and operations. Furthermore, Cardiac's ability to achieve a profitable level of operations would be adversely affected if Cardiac's sales representatives were unable to expand the volume of their business.

         On December 20, 1995, Cardiac signed a distribution agreement with Grupo Taper, S.A. of Madrid, Spain under which, subject to certain pre-existing distribution agreements, Grupo Taper became the sole agent for the purchase, import and distribution and sales of Cardiac's product in Europe and certain specified non-European countries. The agreement is for an initial period of ten-years and will automatically renew for a five-year period unless terminated by either party upon six month's prior notice.

         In August 1996, Cardiac opened a Japanese sales office and received Japanese approvals and a license to import and sell Cardiac's single-lead VDD product. A major Japanese distributor, The Herz Co., has begun distributing the product throughout Japan. Cardiac expects that these efforts will enable Cardiac to expand sales in the Japanese market, where the average unit price is significantly higher than in the rest of the world.

         During the year ended March 31, 1998, two of Cardiac's independent sales representatives each accounted for in excess of 10% of Cardiac's sales, accounting for $897,492 (23%) of the total. With the exception of Intermedics and a manufacturer of implantable Cardiac defibrillators, as disclosed below, during the year ended March 31, 1998, no single domestic or international customer accounted for in excess of 10% of Cardiac's sales. Accordingly, Cardiac believes that the loss of any single customer in the United States, excluding its OEM customers, would not have a material adverse effect on its business. However, Cardiac's ability to maintain a profitable level of operations is dependent upon its ability to increase its sales volume. Therefore, the loss of any important customer in the United States could unfavorably impact Cardiac's sales volume and its ability to achieve a profitable level of operations.

         On August 1, 1990, Cardiac executed a license agreement and a supply agreement with Intermedics. Pursuant to the license agreement, Cardiac received initial license fees aggregating $1.5 million. The license agreement also provided for the payment of royalties to Cardiac based upon net sales of Intermedics products incorporating the licensed (single-pass lead) technology. On April 2, 1993, Cardiac amended and restated both its license agreement and supply agreement with Intermedics. Pursuant to the amended and restated license agreement, Cardiac received prepayment of royalties in the amount of $850,000. The prepayment was applied against royalties at a rate of 2/1 per pacing system sold, reducing the potential aggregate royalties to be received over the life of the agreement from $7,031,250 to $6,181,250. Further, pursuant to a subsequent amendment, a $100,000 prepayment of future royalties was received in February 1994, which was applied against the next 1,000 pacing systems sold at a rate of $100 per unit. The entire prepaid royalties of $950,000 were earned by Cardiac as of March 31, 1997. Intermedic's obligation to pay royalties under this license agreement terminated on January 22, 1998, however, the license agreement, which grants Intermedics the right to manufacture and sell the technology, does not terminate until the expiration of Cardiac's patent in July 2009. The supply agreement, which was to expire on July 31, 1993, was extended until August 1, 1998 and provided for Cardiac to supply its specialized single-pass leads to Intermedics at specified prices. Sales to Intermedics under the supply agreement accounted for 29% and 47% of total sales for the years ended March 31, 1998 and 1997, respectively.

         Cardiac executed a supply agreement and a joint development agreement, both effective as of January 1, 1997, for defibrillation leads with a major implantable defibrillator manufacturer. The supply agreement allows for the OEM sale of defibrillation leads to this manufacturer, while the development agreement contemplates the development and eventual supply of a second proprietary lead. Sales and shipments of the first lead commenced in October 1997, and accounted for 13% of Cardiac's sales for the year ended March 31, 1998. In addition, a third lead was developed for this manufacturer and a supply agreement for this product was executed on September 17, 1997, with the first shipment of this product occurring in the second quarter of fiscal year 1999. Cardiac expects total sales volume attributable to this customer to grow in fiscal year 1999. Pursuant to the terms of the joint development agreement, during fiscal year 1997, Cardiac received $200,000 from the manufacturer, $60,000 of which was recorded as equity financing for the purchase by such manufacturer of 40,000 shares of Cardiac's Common Stock, and $140,000 was recorded as other income for the purchase of the defibrillation leads technology.

         On April 24, 1998, Cardiac executed a development agreement with a privately held corporation to develop a new implantable lead for use with a new hearing restoration system to be developed and marketed by the other corporation. This new implantable system is expected to substantially improve hearing for those patients with moderate to severe hearing loss for whom hearing aids are ineffective. Based on verbal commitments and current purchase orders, upon completion of the development of this new lead, Cardiac expects to manufacture and supply this product on an OEM basis to the other corporation.

         Historically, Cardiac encountered many difficulties in connection with its efforts to develop a distribution network of independent sales representative in the United States large enough to attain enough sales to generate profitability. Cardiac believes that these difficulties are attributable to Cardiac's lack of a complete product line as well as the competitive environment, and Cardiac's financial position. With the Merger and the combined product line, the new products being developed and released to the market and the financing associated with the Merger, Cardiac expects to expand its distribution. Further, Cardiac estimates its market share of pacing products to be about 0.25% of an estimated worldwide pacing systems market of $2.0 billion. Cardiac considers the market large enough to accommodate Cardiac's products.

PRODUCT WARRANTIES

         Cardiac's pacemakers and electrode leads are both covered by a limited warranty. Specific terms and conditions of the warranties vary according to the pacemaker model and electrode lead. Generally, however, the warranty on a pacemaker extends from 5 to 6 years, and the warranty on an electrode lead continues for the patient's lifetime. All warranties provide for replacement with a comparable Cardiac product and for partial reimbursement of medical expenses not covered by third parties.

CERTAIN PATENTS, TRADEMARKS AND LICENSES

         Cardiac's policy is to obtain patents on its inventions whenever practical and to obtain licenses from others with regard to technology that it deems necessary to its business. Technological advance has been characteristically rapid in the industry in which Cardiac competes, and Cardiac believes its business is not materially dependent upon any individual patent or license. However, should certain of Cardiac's licenses be terminated for any reason, Cardiac's operations and competitive ability could be adversely affected.

         On June 12, 1984, Mr. Robert R. Brownlee, a former director and former officer of Cardiac, assigned all rights, title and interest in United States Patent No. 4,585,004, titled "Heart Pacing and Intracardiac Electrogram Monitoring System and Associated Method," to Cardiac. The patent, issued on April 29, 1986, applies to the specialized A-V Data/trademark/ ventricular leads developed by Cardiac.

         On November 14, 1985, all rights, title and interest in United States Patent No. 4,726,379, titled "Cardiac Pacer with Switching Circuit for Isolation," were assigned to Cardiac by two of its employees. The patent, issued on February 23, 1988, applies to bipolar dual-chamber pacing methods.

         On June 28, 1988, Mr. Robert R. Brownlee, assigned all rights, title and interest in United States Patent No. 4,962,767, titled "Pacemaker Catheter" to Cardiac. The patent, issued on October 16, 1990, applies to the A-Track electrode leads used with Cardiac's SAVVI VDD pacing system.

         On December 12, 1988, all rights, title and interest in United States Patent No. 4,907,592, titled "Self-Sealing Connector for Electrical Leads for Use in Wet Environments," were assigned to Cardiac by one of its employees. The patent was issued on March 13, 1990.

         On August 15, 1990, Mr. Robert R. Brownlee assigned all rights, title and interest in United States Patent No. 5,127,403, titled "Pacemaker Catheter Utilizing Bipolar Electrodes Spaced in Accordance to the Length of a Heart Depolarization Signal" to Cardiac. The patent, issued on July 7, 1992, applies to the A-Track electrode leads used with Cardiac's SAVVI VDD pacing system.

         On July 11, 1995, Mr. Robert R. Brownlee assigned all rights, title and interest in United States Patent No. 5,630,835, titled "Method and Apparatus for the Suppression of Far Field Interference Signals for Implantable Device Data Transmission Systems" to Cardiac. The patent, issued on May 20, 1997, applies to the SAVVI VDD pacing system.

         On March 20, 1996, Mr. Robert R. Brownlee assigned all rights, title and interest in United States Patent No. 5,772,693, titled "Single Preformed Catheter Configuration for a Dual Chamber Pacemaker System" to Cardiac. The patent, issued on June 30, 1998, applies to the single-pass pacing leads developed by Cardiac.

         On March 4, 1996, Mr. Robert R. Brownlee assigned all rights, title and interest in United States Patent No. 5,814,076, titled "Apparatus for Improved Cardiac Pacing and Sensing using Extracardiac Indifferent Electrode Configurations" to Cardiac. The patent, issued on September 29, 1998, applies to selected pacing leads in research and development by Cardiac.

         Cardiac obtained from Howard C. Hughes and Roy D. Bertolet, the latter an employee of Cardiac, an exclusive license to an extrusion technique for coating pacemaker leads and other wires with polyurethane, for which a patent was granted on February 5, 1985. The term of the license expires on February 17, 2002. The license provides for payment of royalties for each contract year based on a percentage of net sales of products produced using the licensed technology. On March 29, 1993 the licensor executed a sublicense agreement with Cardiac, pursuant to which Cardiac granted a limited sublicense allowing Intermedics to use the extrusion technique to manufacture leads pursuant to the terms of the amended and restated license agreement between Cardiac and Intermedics.

         On March 5, 1997, an objection to Cardiac European Patent No. 0350282 relating to single-pass diagonal atrial bipolar pacemaker catheter technology was heard in Munich, Germany. On March 24, 1997, Cardiac was advised that the objection was rejected by the Patent Court. An appeal has been filed.

         Cardiac uses various trademarks in association with marketing and sale of its product lines. The MAESTRO trademark, used with Cardiac's pacemakers and programmers, has been registered with the U.S. Patent and Trademark Office. PolySafe, A-Track, A-V Data, TriFix/trademark/, Trabeculok/trademark/, SAVVI, DAB, PacePro/trademark/, INTERIM and Surethane are unregistered trademarks of Cardiac.

RESEARCH AND DEVELOPMENT

         Cardiac expended approximately $975,100 and $1,087,000 on research and development activities during the fiscal years ended March 31, 1998 and 1997, respectively. Research and development activity previously reported as culminating in FDA submission was rewarded with FDA approval in October 1997 of the MAESTRO Series 500 Model 534 dual-chamber, bipolar DDD pacing system and in December 1997 of the INTERIM single-lead temporary pacing system.

         Continued development of Cardiac's single-lead technology included the development of a preshaped single-pass lead for VDD and DDD pacing. These leads are believed to expand capability and use, as well as offer further enhancement of performance relative to Cardiac's current single-lead products. Cardiac is currently performing animal and human studies and plans to initiate chronic human clinical studies in the second quarter of fiscal year 1999. This lead is believed to offer further enhancement of performance with completion of limited acute and chronic animal studies. In November 1996, a development relationship was formally established with a manufacturer of implantable defibrillators for the application of Cardiac's unique lead technology to the special challenges of implantable defibrillation leads. See "- Sales, Marketing and Distribution Methods."

         The fiscal year ended March 31, 1998 included on-going activity in the area of implementing design controls in compliance with Section 4.4, ISO 9001 Quality Standard and similar requirements of cGMP regulations.

RAW MATERIALS AND PRODUCTION

         Although Cardiac endeavors to have alternative supply sources for parts and materials used in manufacturing its products, single sources are used for certain critical materials, including medical adhesives, integrated circuits, hybrid microelectronic circuitry, lithium batteries, various other components, and a material used to produce Surethane. The loss of any one of these single sources or significant delivery delays could cause a costly delay in production. Although Cardiac believes that various design or material alternatives could be used, qualification of these could prove time-consuming and could require notification to and clearance by the FDA.

SOURCES OF SUPPLY

         Two of Cardiac's principal suppliers of materials used primarily in electrode lead production, Dow and E.I. DuPont de Nemours & Co. ("DuPont"), indicated that they will no longer supply their materials to the medical device industry for use in implantable devices. In July 1993, the FDA published in the Federal Register a one-time-only requirement for medical device manufacturers to file a special notification of material supplier changes resulting from the decision of Dow to discontinue supplying its materials to medical device manufacturers. Cardiac filed the "Special Silicone Notification" for its products effected by the Dow decision in September 1993. In this notification, alternate suppliers and materials were identified and supporting technical biological test data were provided for the alternate materials. The FDA acknowledged receiving Cardiac's notification and indicated that, unless otherwise notified by FDA, the alternate materials identified in the notification may be used in Cardiac's products in place of the comparable Dow materials. No further FDA approvals of the alternate materials of such suppliers were required.

         With respect to other material changes resulting from decisions by the material suppliers to discontinue supplying the medical device industry, e.g. DuPont, the FDA has indicated that such changes shall be handled on a case-by-case basis through the established product approval processes within the FDA. The availability of materials suitable for use in implantable medical devices is an industry-wide problem and is not unique to Cardiac or to the cardiovascular device segment of the industry. The Polymer Technology Group produces a product that meets manufacturing requirements and has been identified as a tentative replacement for the DuPont supplied material. Biocompatibility studies have been completed. Since the candidate replacement material is comprised of the same chemical composition as the DuPont material, it is expected that it will be comparable with respect to the performance characteristics and biocompatibility of the current material in use. Similarly, FDA approval of this replacement material is anticipated to be forthcoming based upon a satisfactory outcome of the testing performed.

Cardiac believes, however, that it has a sufficient supply of the DuPont material to meet Cardiac's anticipated demand for the next several years.

         Suppliers of custom Application Specific Integrated Circuits ("ASICs") have advised Cardiac that the technology used to produce these ASICs will no longer be supported. As such, Cardiac placed one last bulk order to ensure the availability of sufficient ASICs to satisfy projected demands for product. The new pacing system under development will utilize appropriate new ASICs for the new system obviating the need for perpetual supply of the currently used ASICs.

INSURANCE

         Cardiac maintains what it believes to be an adequate amount of comprehensive general liability insurance in an amount of $2,000,000 and what it believes to be a reasonable amount of products liability coverage in an amount of $1,000,000. No assurance can be given that the products liability coverage will be sufficient to protect Cardiac's assets against claims by users of its products or that Cardiac will be able to maintain such coverage (or obtain additional coverage) in the future at reasonable premium rates or at all, in which case its assets will be at risk in the event of successful claims by users of its products. Furthermore, Cardiac's liability coverage may not cover costs incurred by Cardiac under its product warranties (see - "Product Warranties") or costs incurred by Cardiac in the event of a product recall.

         Cardiac has no pending, threatened or actual claims as of this date, nor is Cardiac aware of any current circumstances that might give rise to such claims. However, Cardiac could be exposed to possible claims for personal injury or death resulting from the sale or subsequent malfunction of allegedly defective products.

EMPLOYEES


         As of September 30, 1998, Cardiac employed 47 persons full-time. Of the total employees, 23 were engaged in manufacturing and quality control, 7 in general administration and executive activities, 14 in engineering and research and development, and 3 in sales and marketing. Cardiac is not a party to any collective bargaining agreement and considers its relations with its employees to be good.


GOVERNMENT REGULATION

         FEDERAL REGULATIONS. In the United States, the FDA, among other government agencies, is charged with regulating the introduction to the marketplace of new medical devices, related manufacturing and laboratory practices, and labeling and record keeping for such devices. The FDA has the authority to ban, detain or seize "adulterated or misbranded" medical devices, and may also order repair, replacement or refund and require notification of health professionals and others with regard to medical devices that present unreasonable risks or substantial harm to the public health. The FDA may also proceed through court action to enjoin and restrain or initiate action for criminal prosecution of certain violations of the FDA Act pertaining to medical devices.

         Most implantable cardiac pacemakers fall within a category for which the FDA has stringent clinical investigation and premarket clearance requirements. Such regulation tends to lengthen the time for introducing new products in the United States, and to increase the expense of developing and marketing such products. Moreover, the FDA administers certain controls over approvals for exporting such devices from the United States.

         FDA regulations require a company to file a 510(k) Premarket Notification for certain products demonstrating that the products are substantially equivalent to products that were introduced into interstate commerce for commercial distribution before May 28, 1976 (pre-enactment devices) or to products which the FDA has already found to be substantially equivalent to pre-enactment devices. The FDA has also issued regulations for the PMA of medical devices that are not substantially equivalent to pre-enactment devices (such as Cardiac's dual-chamber and single-lead atrial-controlled ventricular devices). These must be cleared for commercial distribution through a PMA submission or a PMA supplement. The regulations will eventually require a PMA submission for all products (such as Cardiac's single-chamber devices) previously cleared for commercial distribution through premarket notifications. Prior to seeking PMA clearance for a medical device, a company is generally required to complete a clinical evaluation in accordance with Investigational Device Exemption ("IDE") regulations. The time and expense associated with the clinical investigation and premarket clearance requirements of the FDA are substantial.

         Many of the new products developed by Cardiac in the future most likely will be subject to the IDE and/or PMA regulations of the FDA. Accordingly, Cardiac will continue to devote significant time to the FDA regulatory process leading to FDA market clearance of new products developed by Cardiac.

         FDA regulations require Cardiac to register its manufacturing establishment with the FDA, list all medical devices that are manufactured and distributed by Cardiac, observe certain production and labeling standards and submit to unscheduled inspections by the FDA. Other FDA regulations relate to repair and replacement of devices, refund of purchase price and notification of risks, record keeping and reporting, and restrictions on the sale, distribution or use of certain devices.

         In recent years the FDA has implemented product tracking and electrode lead post-market surveillance regulations. These regulations require Cardiac to track and maintain information regarding the location of product not in its direct possession. The post-market surveillance regulations require Cardiac to collect and analyze clinical data to complete product longevity analysis. The expense to Cardiac to meet these regulations has been minimal to date. The potential for a material expense due to these regulations remains a possibility.

         The average pacemaker recipient in the United States is of advanced age. Most pacemaker recipients thus are eligible for Medicare. Therefore, in addition to FDA and similar foreign regulations, Cardiac may also be affected by changes in the laws and regulations relating to Medicare.

         Cardiac's products are manufactured by Cardiac under closely controlled environmental conditions with processes developed by engineering personnel and monitored by quality assurance personnel. These processes are designed to be consistent with cGMP regulations audited by the FDA. FDA conducted an audit of Cardiac operations in December 1996 citing only minor deficiencies which have since been corrected.

         STATE REGULATION. In addition to Federal law, Cardiac is subject to the Florida Drug and Cosmetic Act. In particular, Cardiac is required to maintain a permit to operate a medical device manufacturing facility and must register its medical devices with the appropriate Florida authority. All such required permits have been received, and registrations made, by Cardiac.

         EUROPEAN REGULATION. The EEC nations have adopted universal standards as developed by the ISO in order to provide simplified trade among the member nations and to assure free access to trade while maintaining quality standards for products sold. All companies doing business in these nations must be certified to these standards set forth by the EEC which is evidenced by being granted the CE Mark. See "CARDIAC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - Operating Trends And Uncertainties."

INVENTORY AND BACKLOG

         There is a several-month lead time between the time that Cardiac acquires parts until such time that a product is completed and available for sale. Cardiac is required to carry significant amounts of inventory in order to meet rapid delivery requirements of customers and assure itself a continuous supply of key components and parts from its suppliers. In addition, a portion of Cardiac's business is consignment in nature where Cardiac provides customers with the right to return products that are not implanted or sold. As a result of the nature in which Cardiac runs its business, it does not carry a significant backlog, however inventory management is an important business concern both with respect to Cardiac's liquidity and due to the potential for rapidly changing business conditions and technological advances within the industry.

COMPETITION IN THE INDUSTRY

         Cardiac competes with many other domestic and foreign companies, many of which have significantly greater financial and other resources than Cardiac. The industry is currently dominated by Medtronic, Inc., Intermedics, Cardiac Pacemakers, Inc. (a division of Guidant Corporation), and Pacesetter Systems, Inc. (a division of St. Jude Medical, Inc.). Although many of the larger companies have a group of loyal physicians who use their products exclusively, most physicians use more than one pacemaker supplier.

         Technological innovation and sales ability are important with respect to market entry and penetration. Cardiac believes that the primary competitive factors determining the buying decision in the marketplace today include the ability to reduce procedural cost, increase patient safety and improve product effectiveness. Other factors include product reliability, product capability, technical support provided by the manufacturer, price, and credibility of the manufacturer. Nevertheless, Cardiac's products are subject to the risk of being rendered obsolete by the introduction of new products or techniques by others.

         Some of the conditions and diseases that Cardiac's pacemakers are designed to treat may, in certain cases, also be treated by drug therapy. Cardiac does not deem itself to be in substantial direct competition with pharmaceutical companies because, at present, drug therapy is only infrequently a viable alternative to use of a pacemaker. However, new drugs and methods of therapy that might compete with Cardiac's pacemaker products may be developed by pharmaceutical or other health care companies. Many such companies are larger than Cardiac and possess more substantial research facilities and other resources.

         Companies that are already well established can be expected to protect their existing market shares. This is coupled with increasing marketing costs under heavier competition, and escalating regulatory burdens. In addition, there is an overriding necessity to increase research and development expenditures in order to remain competitive.

PROPERTY

         Cardiac owns and occupies a 50,000 square foot building on 4.11 acres of land in Palm Coast, Florida. The facility houses Cardiac's headquarters and its research and development, manufacturing, administrative and marketing divisions. The facility includes a 3,000 square-foot controlled environment area for the manufacture of Cardiac's medical products, and 18,000 square feet of unimproved space that is not in use. The production capacity of Cardiac's existing facility is greater than current production levels and should be sufficient to meet Cardiac's needs for at least the next several years. In the opinion of management, the property is adequately covered by insurance.

         Sirrom holds a first mortgage on Cardiac's premises and a first lien against all of Cardiac's real and personal property (including patents and royalties) but, excluding inventory and accounts receivable. In June 1997, Cardiac obtained additional financing from Coast, pursuant to which Sirrom subordinated its first priority security interest in Cardiac's real and personal property to Coast; however, the priority interest of Coast in Cardiac's real estate is limited to $500,000. See "RISK FACTORS - Consequences of Default under Debt Obligations."

LEGAL PROCEEDINGS

         On January 4, 1994, Strategica Group, Inc., a Miami-based financial brokering firm ("SGI"), filed suit against Cardiac in the Circuit Court of the 11th Judicial Circuit in and for Dade County, Florida (the "Court"), alleging that Cardiac had breached certain contractual duties and obligations arising under an agreement (the "Agreement"), dated October 16, 1992. The suit seeks a judgment requiring Cardiac to deliver warrants to purchase shares of Cardiac Common Stock representing 15% of the total outstanding shares of Cardiac, and damages in excess of $15,000. Cardiac has denied liability and filed a counterclaim alleging that SGI fraudulently induced Cardiac into the Agreement then breached the Agreement and certain fiduciary duties. Management has vigorously defended the lawsuit and filed counterclaims, and believes the ultimate outcome would not be expected to materially affect Cardiac's financial position. Management has had settlement discussions with SGI and in April 1998 reached an agreement-in-principle regarding settlement with SGI. The final terms have not yet been reduced to writing.

The settlement, as proposed, contemplates the reciprocal dismissal of all claims asserted by each party and the grants by Cardiac to SGI of a warrant exercisable within five (5) years for 125,000 shares at an exercise price of $.20 per share.

         In December, 1997, Japan Crescent, Inc. and Shinji Hara filed a civil action against Cardiac in the Circuit Court of the 9th Judicial Circuit in and for Orange County, Florida. The suit alleges that Cardiac is indebted to the plaintiffs for approximately $200,000 for services rendered in connection with the acquisition of import approvals for certain of Cardiac's products. Cardiac has answered the complaint and has informed the plaintiffs that Cardiac intends to pay for the total value of the services rendered of approximately $200,000 with funds obtained through its public offering in connection with the Merger, however, if a judgment were to be entered against Cardiac prior to the consummation of the public offering requiring Cardiac to pay in excess of a few thousand dollars in any lump-sum payment before Cardiac has obtained additional financing, Cardiac could, depending upon the amount of such lump-sum payment, be unable to make such a payment and this could have a material adverse effect on Cardiac's business.

                 CARDIAC MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES


         Cardiac's liquidity benefited from the Coast Loan whereby Coast agreed to lend Cardiac an amount not to exceed $3,500,000, subject to limitations relating to the value of receivables and inventories and including a capital expenditure sub-line up to $500,000 and a term loan in the sum of $300,000, of which the latter two are repayable over a forty-eight month period. On June 6, 1997, as consideration for Sirrom subordinating its interests to Coast, Cardiac issued to Sirrom a warrant to purchase 50,000 shares of Cardiac Common Stock exercisable commencing immediately and expiring June 6, 2002 at an exercise price of $5.00 per share. In connection with the Coast Loan, on June 13, 1997, Cardiac issued to Coast a warrant to purchase 37,500 shares of Cardiac Common Stock exercisable commencing immediately and expiring June 30, 2002 at an exercise price of $4.00 per share. On June 11, 1998, Cardiac and Coast executed the Bridge Loan, pursuant to which Cardiac received an additional $250,000. In connection with the Bridge Loan, Cardiac issued to Coast a warrant to purchase 25,000 shares of Cardiac Common Stock exercisable commencing immediately and expiring June 30, 2002 at an exercise price of $.40 per share and the exercise price per share of the warrant issued to Coast in connection with the Coast Loan was reduced from $4.00 per share to $.40 per share. As of September 30, 1998, Cardiac had outstanding indebtedness of approximately $1,046,000 under the loan.


         From April 22 through May 4, 1998, Cardiac obtained $300,000 in interim financing from selected current investors through issuance of an 8% convertible debenture, convertible at current market price of $0.40 per share. In consideration for this investment Cardiac lowered the exercise price of previously issued options to purchase 3,571 shares of Cardiac Common Stock from $3.50 per share and lowered the exercise price of certain warrants to purchase 16,811 shares of Cardiac Common Stock from $5.00 per share, to $.40 per share. Cardiac is also attempting to obtain an additional $250,000 on similar terms. There can be no assurance that Cardiac's attempts to obtain additional financing will be successful.

         On July 30, 1998, and August 13, 1998, Cardiac executed promissory notes in favor of Minrad, Inc. ("Minrad") in the amount of $75,000 and $125,000, respectively (collectively, the "Minrad Note"). The Minrad Note bears interest at the rate of 15% annually, and the principal amount and all interest due thereunder is due and payable, after September 29, 1998, within ten (10) days after written demand from Minrad.

         On August 26, 1998, Cardiac received $134,000 from IHI and executed the IHI Note in favor of IHI. Concurrently with execution of the IHI Note, Cardiac paid Goodbody International, Inc., a related company of IHI ("Goodbody"), a $34,000 consulting fee for services relating to the obtaining of additional debt financing. Pursuant to the terms of the IHI Note, Cardiac has agreed to repay the IHI Note the day after the receipt of funds from the contemplated public offering to be undertaken by CTG in connection with the Merger and the Restructuring Merger, or October 25, 1998, whichever comes first. If Cardiac does not repay the IHI Note on or before October 25, 1998, but does so on or before November 12, 1998, in addition to repayment of the IHI Note, Cardiac has agreed to pay the Goodbody Fee. If repayment of the IHI Note and the Goodbody Fee have not been received by IHI on or before November 12, 1998, an immediate penalty fee of $2,500 shall be incurred at 12:01 a.m. on November 13, 1998, and an additional $2,500 fee will accrue and be imposed at 12:01 a.m. every 24 hours, until the IHI Note, the Goodbody Fee and all penalty fees have been paid in full.

         In connection with the IHI Note, Cardiac has agreed to issue up to four warrants to IHI under certain conditions, each giving IHI the right to purchase 50,000 shares of Cardiac Common Stock at an exercise price of $.01 per share. If repayment of the IHI Note and the Goodbody Fee have not been received by IHI on or before November 12, 1998, at 12:01 a.m. on November 13, 1998, the first of the four warrants will be deemed issued to and earned by IHI. At 12:01 a.m. on the 13th day of each month thereafter for up to three months, one additional warrant shall be issued and deemed earned, if the IHI Note, the Goodbody Fee and all penalty fees have not been paid in full. Furthermore, if the IHI Note, the Goodbody Fee and all penalty fees have not been paid in full by January 1, 1999, IHI will have the option to convert any or all of the amounts due into Cardiac Common Stock at an exercise price of $.01 per share. As additional consideration for the IHI Note, IHI received a warrant to purchase 330,000 shares of Cardiac Common Stock at an exercise price of $0.128 per share, exercisable at any time on or before 5:00 p.m. Eastern Standard Time on August 26, 2003.

         The interest and warrant provisions and other inducements which Cardiac is required to offer to obtain capital are becoming increasingly more burdensome. Interim financing of Cardiac pending the consummation of the Merger and the Restructuring Merger is extremely difficult to obtain. If Cardiac is unable to obtain additional interim financing it might not be able to survive until November, the expected time of the consummation of the Merger, the Restructuring Merger and public offering.


         As of September 30, 1998, Cardiac had no commitments for the acquisition of capital assets. As of that date, it did have material commitments pursuant to certain inventory procurement contracts of $859,397. Cardiac does not anticipate any significant capital expenditures during the next twelve months.


         Cash used by operations during fiscal year 1998 approximated $49,000. Capital expenditures and repayment of long-term debt obligations additionally utilized approximated $472,000 and $330,000, respectively. Proceeds under the line of credit and long-term borrowings approximated $1,239,000. Deferred financing and Merger costs absorbed approximately $575,000. Overall, negative cash flow for fiscal year 1998 approximated $164,000.

         Cash generated by operations during fiscal year 1997 approximated $57,000. Capital expenditures and repayment of debt obligations during fiscal year 1997 approximated $545,000 and $875,000 respectively. Net proceeds from the issue of common stock and stock warrants during fiscal year 1997 approximated $301,000. Proceeds from notes and debt obligations approximated $163,000. Overall, negative cash flow for fiscal year 1997 approximated $982,000.

         As indicated by the independent public accountants in the report and as shown in the financial statements, Cardiac has experienced significant operating losses which have resulted in an accumulated deficit of $21,901,927, as of March 31, 1998. In addition, as discussed below, royalty payments from Intermedics/trademark/ ceased in January 1998. These conditions raise substantial doubt about Cardiac's ability to continue as a going concern.


         Intermedic's obligation to pay royalties under its license agreement with Cardiac terminated on January 22, 1998, however, the license agreement which grants Intermedics the right to manufacture and sell the technology does not terminate until the expiration of Cardiac's patent in July 2009. During the fiscal years ended March 31, 1998 and 1997, Cardiac recorded $2,063,250 and $2,394,250 in royalty income, respectively, from Intermedics. The termination of those royalty obligations will have and has had a material adverse effect on Cardiac's working capital.

         The financing proposed to satisfy the condition to consummation of the Merger is intended to enable the combined companies to meet their obligations for at least the first 24 months post closing of the Merger. The business plan anticipates that the combined companies will, within 12 to 18 months after completion of the Merger, be able to achieve a positive operational cash flow at least sufficient to support normal operating and research and development activity.

         Relative to its current operations and the loss of royalty income from Intermedics, Cardiac has taken the following actions to increase cash availability:

         a. Cardiac reduced its staff and operating expenses;


         b. Cardiac expanded its revenue base by adding additional OEM customers, and providing leads to a new implantable defibrillator customer and to a new manufacturer of otologic implants; and


         c. Obtained $915,000 in additional cash through the Bridge Loan, the issuance of 8% convertible debentures, execution of both the Minrad Note and the IHI Note, and is attempting to issue more 8% convertible debentures for an additional $250,000.

         These steps should be adequate to address liquidity needs until closing of the Merger. If however, the Merger is not consummated, then additional cash will have to be raised and significant additional staff and operating expense cuts will have to be made to conserve cash. Cardiac would attempt to acquire another entity or to be acquired itself by another entity. If another merger did not occur, then without an additional infusion of cash, a significant increase in revenue and a substantial reduction in operating expenses, Cardiac could not survive.

RESULTS OF OPERATIONS

FISCAL QUARTER ENDED JUNE 30, 1998 COMPARED TO FISCAL QUARTER ENDED JUNE 30,
1997.


         OVERVIEW. Cardiac's total revenues for the first quarter of fiscal year 1999 decreased 60% to approximately $621,000 from approximately $1.5 million for the first quarter of fiscal year 1998. Sales decreased from approximately $852,000 to approximately $621,000 and royalties decreased from approximately $697,000 to zero. Costs and expenses in the first quarter of fiscal year 1999 decreased 32% to approximately $1.13 million from approximately $1.71 million in the first quarter of fiscal year 1998, which, with the decrease in total revenues, resulted in an operating loss of $509,319 in the first quarter of fiscal year 1999 as compared to an operating loss of $155,746 in the first quarter of fiscal year 1998. The net loss in the first quarter of fiscal year 1999 increased to $665,297 from $232,348 in the first quarter of fiscal year 1998.


         SALES. Total Sales in the first quarter of fiscal year 1999 decreased by $257,340 or 27% to $620,777 from the level of $852,288 achieved in the first quarter of fiscal year 1998. Pacemaker unit sales decreased by 49% and pacemaker dollar sales decreased by 46%. This decline reflects sales worldwide, and is due to loss of sales to competition because of Cardiac's lack of a pacemaker generator with rate response and other diagnostic features. Sales of pacing electrode leads decreased by $208,230, which was largely offset by sales of $166,625 for Cardiac's newly-introduced defibrillation electrode leads to a new OEM customer. The decline in pacing lead sales was the result of a 59% decline in units reflecting a reduction both in complete systems sold (pacemakers with leads), as well as in leads sold to Intermedics. The reduction in sales to Intermedics is perceived to be due to the reduction of internal inventories maintained by Intermedics, as well as a reduction of sales of this product by Intermedics to its customers. Penetration of the Japanese market has, so far, been below expectations, but management believes that the long-term potential of the Japanese and Asian markets and the more effective marketing and distribution process intended to result from the proposed Merger warrant further perseverance in this area.

         Sales by geographic area for the first quarters of fiscal years 1999 and 1998 are as follows:
                        GEOGRAPHIC AREA            1999              1998
                       ---------------            ----              ----

                    United States                $565,321          $781,009
                    International                $ 55,456          $ 71,279
                                                 --------          --------
                                                 $620,777          $852,288
                                                 ========          ========

         Sales by product line for the first quarters of fiscal years 1999 and 1998 are as follows:
                         PRODUCT LINE              1999              1998
                         ------------              ----              ----

                    Pacemakers                   $244,062          $449,512
                    Electrode Leads              $344,024          $385,629
                    Other                        $ 32,691          $ 17,147
                                                 --------          --------
                                                 $620,777          $852,288
                                                 ========          ========

         ROYALTY INCOME. Royalty income represented royalty fees from Intermedics pursuant to a license agreement between the Company and Intermedics, whereby Cardiac licensed certain technology relating to its single-pass atrial-controlled ventricular pacing system. Royalty fees under this agreement terminated on January 22, 1998.

         COST OF PRODUCTS SOLD. Cost of products sold in the first quarter of fiscal year 1999 was $326,090, compared to $503,815 in the first quarter of fiscal year 1998, representing a decrease of 35% as compared with a sales decrease of 27%, which improved the rate of gross margin from 41% to 47%. This improvement was largely due to improved overall selling prices in both the domestic and the international markets and manufacturing efficiencies.

         SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses were $469,091 in the first quarter of fiscal year 1999, representing a decrease of 37% from $743,072 in the first quarter of fiscal year 1998. Selling expenses were $158,770 in the first quarter of fiscal year 1999 compared to $346,377 in the first quarter of fiscal year 1998, representing a decrease of 54%, largely due to a decrease of $137,764 in volume dependent sales commissions and royalty expenses. General and administrative expenses were $310,321 in the first quarter of fiscal year 1999 compared to $396,695 in the first quarter of fiscal year 1998 representing an decrease of 22% due largely to reduced employment costs.


         ENGINEERING, RESEARCH AND DEVELOPMENT EXPENSES. Engineering, research and development expenses were $334,915 in the first quarter of fiscal year 1999, representing a reduction of 27% from the level of $458,272 in the first quarter of fiscal year 1998 due to reduced activity and employment costs.


         OTHER INCOME AND EXPENSES. Interest income was $317 in the first quarter of fiscal year 1999, compared to $5,983 in the first quarter of fiscal year 1998. Total interest expense in the first quarter of fiscal year 1999 increased to $156,295 from the level of $82,586 incurred during the first quarter of fiscal year 1998, due largely to additional interest arising in the first quarter of fiscal year 1999 on the Coast Loan.

FISCAL YEAR ENDED MARCH 31, 1998 COMPARED TO FISCAL YEAR ENDED MARCH 31, 1997

         OVERVIEW. Cardiac's total revenues for fiscal year 1998 decreased 11% to approximately $5.9 million from approximately $6.6 million for fiscal year 1997. Sales decreased from approximately $4.2 million to approximately $3.8 million and royalties decreased from approximately $2.4 million to approximately $2.1 million. Royalty income represented royalties from Intermedics pursuant to a license agreement between Cardiac and Intermedics;

royalty income under this agreement ceased on January 22, 1998. The decrease in revenue, partially offset by a 8% decrease in costs and expenses to approximately $6.6 million as compared to approximately $7.2 million in fiscal year 1997, resulted in an operating loss of $726,399 as compared to an operating loss of $575,464 in fiscal year 1997. Interest expense in fiscal year 1998 increased to $523,949 as compared to $490,508 in fiscal year 1997 due to an increase in the amount borrowed under the Coast Loan. Other Income decreased to $941 in fiscal year 1998 from $167,300 in fiscal year 1997. The net loss in fiscal year 1998 increased to $1,239,710 from $881,240 in fiscal year 1997.


         SALES. Total Sales in the fiscal year ended March 31, 1998 decreased by $377,988 or 9.0% to $3,823,059 from the level of $4,201,047 achieved in the prior year. Pacemaker unit sales decreased by 1.6% and pacemaker dollar sales decreased by 3.8%, as pacemaker average selling prices declined by 2.2% due to competitive pressures. The average selling prices of pacing electrode leads improved by 6.0%, but their unit sales declined by 40%, due to reduced demand from an established OEM customer, resulting in a net revenue reduction of $808,421, which was largely offset by initial sales of $503,500 for Cardiac's newly introduced defibrillation electrode leads to a new OEM customer. Penetration of the Japanese market has, so far, been below expectations, but management believes that the long-term potential of the Japanese and Asian markets and the more effective marketing and distribution process intended to result from the Merger warrant continued perseverance in this area.

         Sales by geographic area for fiscal years 1998 and 1997 are as follows:

               GEOGRAPHIC AREA              1998              1997
               ---------------           ----------        ----------

                United States            $3,067,963        $3,486,511
                International               755,096           714,536
                                         ----------        ----------
                                         $3,823,059        $4,201,047
                                         ==========        ==========


         Sales by product line (including product assemblies) for fiscal years 1998 and 1997 are as follows:
                           PRODUCT LINE             1998              1997
                           ------------             ----              ----

                        Pacemakers               $1,678,905        $1,744,528
                        Hybrid Circuits             258,250           222,303
                        Electrode Leads           1,866,721         2,171,641
                        Other                        19,183            62,575
                                                 ----------        ----------
                                                 $3,823,059        $4,201,047
                                                 ==========        ==========


         ROYALTY INCOME. Royalty income represented royalty fees from Intermedics pursuant to a license agreement between Cardiac and Intermedics, whereby Cardiac licensed the technology relating to its single-pass atrial-controlled ventricular pacing system. Royalty fees under this agreement terminated on January 22, 1998.

         COST OF PRODUCTS SOLD. Cost of products sold in fiscal year 1998 was $2,339,973, compared to $2,378,743 in fiscal year 1997, representing a decrease of 1.6% as compared with the sales decrease of 9%, which reduced the gross margin from 43% to 39%. This reduction was largely due to lower selling prices for pacers and pacer assemblies in the European markets due to competitive pressures and increased rates of manufacturing overhead cost arising from reduced production volumes.


         SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses were $2,496,818 in fiscal year 1998, representing a decrease of 17% from $3,013,724 in fiscal year 1997. Selling expenses were $1,052,038 in fiscal year 1998 compared to $1,591,807 in fiscal year 1997, representing a decrease of 34%, largely due to a decrease of $312,327 in volume dependent sales commission and royalty expenses, employment costs reductions of $141,944, and additional cost reductions. General and administrative expenses were $1,444,780 in fiscal year 1998 compared to $1,421,917 in fiscal year 1997, representing an increase of 1.6%, despite increases totaling $74,000 in bank and finance charges, insurance costs and overseas taxes.


         ENGINEERING, RESEARCH AND DEVELOPMENT EXPENSES. Engineering, research and development expenses were $1,775,917 in fiscal year 1998, representing no significant change from $1,778,294 in fiscal year 1997 due to the continued development activities in the areas of single pass electrode leads, bipolar dual-chamber operation, light weight pulse generator, rate responsive pacing and the PacePro/trademark/ programmer.

         OTHER INCOME AND EXPENSES. Interest income was $9,697 during fiscal year 1998, compared to $17,432 during fiscal year 1997. Interest expense increased in fiscal year 1998 to $523,949 from $490,508 in fiscal year 1997 due largely to additional interest arising in fiscal year 1998 since June 13, 1997 on the loan from Coast.


OPERATING TRENDS AND UNCERTAINTIES

         SALES. The ability of Cardiac to attain a profitable level of operations is dependent upon expansion of sales volume, both domestically and internationally, and continued development of new, advanced products. Cardiac believes that with the continued release of new products, its world-wide market expansion, and the addition of new OEM corporate customers, it will have the potential to increase sales.

         EEC nations have adopted universal standards as developed by the ISO in order to provide simplified trade among the member nations and to assure free access to trade while maintaining quality standards for products sold. All companies doing business in these nations must be certified to these standards set forth by the EEC which is evidenced by being granted the CE Mark. Standards for active implantable medical products were implemented January 1, 1993 with a transition period ending December 31, 1994. Cardiac Quality System received certification to the ISO 9002 on November 19, 1996. The CE Mark certification was issued by the Notified Body, TUV Product Services, of Munich, Germany, during the second quarter of fiscal 1996 for Cardiac's products intended for sale in Europe. Cardiac was audited in July 1997 by TUV Product Services as part of the annual review of the certified Quality System. As a result of the TUV Product Services audit the Quality System certificate was renewed. After renewal of the ISO 9002 certificate, Cardiac developed improved design control processes for its Quality System and received certification to the ISO 9001 on September 15, 1998. ISO 9001 certification means Cardiac meets the highest and most stringent International product quality standards.

         Until March 1995, Cardiac was the only manufacturer commercially marketing single-lead atrial-controlled ventricular pacemakers. However, Intermedics, a competitor of Cardiac, received FDA clearance to commercially market a single-lead atrial-controlled ventricular pacemaker that it developed utilizing Cardiac's technology pursuant to license and supply agreements with Cardiac. Intermedics commenced marketing its new pacemakers in March 1995. In addition, other competitors have also commenced marketing competitive single-lead products.

         Although the introduction of the new single-lead pacemakers poses competition for Cardiac, management believes that Cardiac will benefit from such competition since the new competition will increase the visibility of single-lead, atrial-controlled ventricular pacemakers in the marketplace and thereby increase market acceptance of the product. Further, management believes that there is a sufficient market to accommodate both Cardiac's and other competitive pacemakers. Cardiac estimates its market share of pacing products to be about 0.25% of an estimated worldwide pacing systems market of $2.0 billion.

         Various factors impact on a firm's ability to increase market share including, but not limited to, the financial strength of the firm, the ability of the firm and its competitors, and the time involved in obtaining FDA clearance for new or improved products. Therefore, although management believes that Cardiac is well poised for viable growth, management cannot predict the degree of market share Cardiac can obtain. Factors beyond Cardiac's control may impede its progress and in such event, its business and operations would be adversely impacted.

         Cardiac's ability to successfully compete with Intermedics and other pacemaker manufacturers will depend on Cardiac's ability to supply product and recruit and increase a quality sales force and continue to develop and release new advanced products. Cardiac historically has been restricted in its marketing capabilities due to financial constraints impeding its ability to supply products and recruit and train a sales force. However, Cardiac believes that the resources and products available with the Merger, and the associated funding to be obtained in connection with the Merger, will position the combined companies to be able to develop effective sales and marketing, and research and development programs.

         As discussed above, the manufacture for and sale of leads to Intermedics produce income for Cardiac. Cardiac sells electrode leads to Intermedics for its new systems under an amended and restated supply agreement that expired on August 1, 1998.

         It is anticipated that Intermedics will eventually develop its own manufacturing capability for electrode leads necessary for its new pacemakers. However, any such development will take time. Although Cardiac does not know how long it will take Intermedics to develop its own manufacturing capability, added to any such development period would be the time necessary to obtain FDA clearance of its manufacturing process. Thus, although Cardiac cannot guarantee that it will continue to supply Intermedics with products, Cardiac anticipates providing Intermedics with existing or new leads for the next few years without a supply agreement on the same or similar terms and conditions that Cardiac sells to other similar customers. However, in the event Intermedics receives FDA approval in a shorter time-frame than anticipated, or other events occur which causes a decrease in Intermedics' orders, Cardiac's business and operating results would be adversely affected.

         SOURCES OF SUPPLY. Two of Cardiac's principal suppliers of materials used primarily in electrode lead production, Dow and DuPont, indicated that they will no longer supply their materials to the medical device industry for use in implantable devices.

         The availability of materials suitable for use in implantable medical devices is an industry-wide problem and is not unique to Cardiac or to the cardiovascular device segment of the industry. The Polymer Technology Group produces a product that meets manufacturing requirements and has been identified as a tentative replacement for the DuPont supplied material. FDA approval of this replacement material is anticipated to be forthcoming based upon a satisfactory outcome of testing performed on the product. Cardiac believes, however, that it has a sufficient supply of the DuPont material to meet Cardiac's anticipated demand for the next several years. See "BUSINESS OF CARDIAC - Sources of Supply."

         Suppliers of custom ASICs have advised that the technology used to produce these ASICs will no longer be supported. As such, Cardiac placed one last bulk order to ensure the availability of sufficient ASICs to satisfy projected demands for product. The new pacing system under development will utilize appropriate ASICs for the new system obviating the need for perpetual supply of the currently used ASICs.

         YEAR 2000 ISSUE. Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the year 2000. Some older computer systems stored dates with only a two-digit year with an assumed prefix of "19". Consequently, this limits those systems to dates between 1900 and 1999. If not corrected, many computer systems and applications could fail or create erroneous results by or at the year 2000.

         Cardiac has undertaken to review the potential impact of the Year 2000 issue. Such assessment has included a review of the impact of the issue in primarily four areas: products, manufacturing systems, business systems and miscellaneous/ other areas. Based on the results of its initial review, Cardiac does not anticipate that the Year 2000 issue will impact operations or operating results. Cardiac is in the process of testing its systems which may be affected by the Year 2000 issue and estimates that all affected systems can be tested, upgraded and replaced before they cause any operational problems. This upgrading is estimated to take less than four man-months of effort. In order to insure Year 2000 compliance, Cardiac has created a task force to periodically review their areas of concern. This task force is to meet on a quarterly basis through the middle of year 2000.

Management believes that the incremental costs associated with achieving Year 2000 compliance will not be material to Cardiac's operating results.

         Cardiac relies on its customers, suppliers, utility service providers, financial institutions and other partners in order to continue normal business operations. At this time, it is impossible to assess the impact of the Year 2000 issue on each of these organizations. There can be no guarantee that the systems of other unrelated entities on which Cardiac relies will be corrected on a timely basis and will not have a material adverse effect on Cardiac. Cardiac's task force has identified the other organizations which are critical to Cardiac's continued operations. Cardiac intends to survey these organizations to determine the impact of the Year 2000 on their operations and their plans for addressing any potential concerns. Cardiac expects that this assessment will be completed in the fourth quarter of 1998 and expects that any issues will be resolved by the end of the second calendar quarter of 1999.

INFLATION AND CHANGING PRICES

         In the opinion of Cardiac's management, the rate of inflation during the past two fiscal years has not had any material impact on Cardiac's operations. Because of the implementation of cost containment and new Medicare regulations, any increase in sales revenues is expected to result from an increase in the volume of business rather than from an increase in selling prices. Cardiac's pricing structure may not reflect inflation rates, due to constraints of Medicare regulations, market conditions and competition.

RECENT ACCOUNTING PRONOUNCEMENTS

         In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income" ("FAS 130") and No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("FAS 131"). FAS 130 establishes standards for reporting and displaying comprehensive income, its components and accumulated balances. FAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. Both FAS 130 and FAS 131 are effective for periods beginning after December 15, 1997. Because of the recent issuance of the standards, management has been unable to fully evaluate the impact, if any, they may have on future financial statement disclosures.

         In June 1998, the FASB issued SFAS No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("FAS 133"). FAS 133 requires companies to recognize ALL derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may specifically be designated as a hedge, the objective of which is to match the timing of gain or loss recognition of: (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk; or (ii) the earnings effect of the hedged transaction. For a derivative NOT designated as a hedging instrument, the gain or loss is recognized as income in the period of change. FAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999.

                              MANAGEMENT OF CARDIAC

DIRECTORS AND EXECUTIVE OFFICERS OF CARDIAC


         The following sets forth the names and ages of the directors and executive officers of Cardiac as of September 30, 1998, in addition to information respecting their positions and offices with Cardiac, their periods of service in such capacities, and their business experience for at least the past five years. There are no family relationships among the directors and executive officers of Cardiac.


         William H. Burns Jr., age 48, has been a member of the Cardiac Board since September 1995. Mr. Burns is a health care entrepreneur and is a director and president of five health care businesses (Biosight Inc., BioVector Inc., Minrad Inc., Medical Infusion Inc., and Fertility Acoustics Inc., and is a fund manager of Platform

Technologies Holdings, LLC, a venture capital fund). From July 1988 through March 1994, he was Founder, President and CEO of Matrx Medical Inc., a medical product design and distribution company. His efforts in building Matrx Medical, Inc. earned him an award as Entrepreneur of the Year in New York State in 1993. From 1975 through 1988, Mr. Burns held various positions with the BOC group, including Vice President and General Manager of Ohmeda, DVE Care Products.

         Bart C. Gutekunst, age 47, has been a member of the Cardiac Board since July 1994 and became Chairman of the Board in October 1994. Mr. Gutekunst focuses on growing businesses with a view toward enhancing value through strategic, managerial and financial advisory involvement, with a particular emphasis on the medical sector. In July 1995 he became Chairman and CEO of NovaVision, Inc., an eye care technology company. In May 1997, NovaVision Inc. was merged with American Consolidated Laboratories, Inc., a specialty vision products company, and Mr. Gutekunst was Chairman of the Board from May 1997 until January 1998. Also, since August 1997, Mr. Gutekunst has been a director of Platform Technologies, LLC, a venture capital fund. From September 1992 to September 1994, he was Vice Chairman and Chief Financial Officer of R-2 Medical Systems, Inc., a cardiac care device company, with responsibility for strategic and corporate development as well as overseeing the financial functions of the company. From February 1994 to March 1996, Mr. Gutekunst served as Chairman of the board of directors of United Education and Software, Inc., a multi-state operator of nursing and vocational schools operating under Chapter 11 of the United States Bankruptcy Code where he was retained to oversee the voluntary liquidation of the company's assets. From 1988 to 1990, he was a senior member of an investment firm, Entrecanales, Inc., funded by a major European family, making equity investments and leveraged buyouts. From 1981 to 1987, he was Executive Vice President and a member of the board of directors, as well as the Management and Investment Committees of Laidlaw, Adams & Peck Inc., where he supervised the investment banking department and completed over 50 public and private transactions. From 1976 to 1981, he was a member of Chemical Bank's Merchant Banking Group. Mr. Gutekunst has been a member of the board of directors or advisor to the board for many companies.

         Larry Haimovitch, age 51, has been a member of the Cardiac Board since November 1994. He is President of Haimovitch Medical Technology Consultants, a San Francisco, California based healthcare consulting firm which specializes in the medical device and technology industry with a particular emphasis on cardiology-related areas and whose clients have included a major hospital chain, numerous medical device companies, venture capital firms, investment groups, and investment bankers. Prior to forming his firm in 1991, Mr. Haimovitch spent over 20 years as a healthcare industry analyst for a number of leading research firms and financial institutions such as Furman Selz, Sutro & Co., and Wells Fargo Investment Advisors. He also serves as a director to Electro- Pharmacology, Inc. and ORBTEC, Inc.

         Augusto Ocana, age 54, was appointed to the Cardiac Board in April 1996. He has over 20 years experience in building, turning around and managing international health care businesses. Until December 31, 1997, he was Executive Vice President of Grupo Taper International., S.A., a Spanish based holding group of companies engaging in distribution of state-of-the-art medical products. Prior to Grupo Taper, Dr. Ocana had been President and Chairman of Rempak International and Marketing Director of Abbott Laboratories. Dr. Ocana has also been trained as a physician and has a degree in international law.

         Alan J. Rabin, age 48, joined Cardiac in October 1994 as President, Chief Executive Officer and a member of the Cardiac Board. Mr. Rabin has 26 years experience in the management and growth of medical companies, with emphasis on internal business development through marketing, sales, new product development and building strategic relationships. Prior to joining Cardiac, Mr. Rabin held an array of management positions, including:

         /bullet/ From 1992 to September 1994, President and Chief Executive
                  Officer of R-2 Medical Systems, Inc., a manufacturer of cardiac care devices, including disposables used in cardiac pacing. In partnership with Bart Gutekunst, this underperforming company was successfully turned around and sold to an industry participant.

         /bullet/ Vice President of Marketing and Sales for Stereo Optical
                  Company, a manufacturer of disposable and capital ophthalmic diagnostic devices from 1987 to 1992.

         /bullet/ Director of Marketing and Sales of Tycos Life Sciences, Inc., a manufacturer of cardiovascular diagnostic and monitoring devices from 1985 to 1986 and was instrumental in the turnaround and ultimate sale of the company.

         /bullet/ From 1980 to 1985, various marketing, new business development and product management positions with Davol, Inc., a division of C.R. Bard in the surgical and cardiovascular equipment area.

         Mr. Rabin currently serves as a director of BioVector, Inc., a medical distribution company. He received a Bachelor of Science degree in biology and a Master in Business Administration degree from the University of Illinois and Northwestern University, respectively.

         Robert T. Rylee, age 67, has been a member of the Cardiac Board since November 1988. He practiced law from 1958 to 1969 and was a partner in the firm of Wood, Boykin, Rylee, and Walter from 1965 to 1969. In 1969, Mr. Rylee became the President and CEO of Wright Manufacturing Company, a manufacturer of orthopedic implants and instruments, a position he held until 1981 when he became a Dow U.S. Area Vice President and the General Manager of Health Care Business. On May 31, 1993, he retired as Vice President and Chairman of Health Care Business, a position he had held with Dow since 1986 He is currently a director of Clarus Medical Systems, which position he has held since September 1993.

         Tracey E. Young, age 43, has been a member of the Cardiac Board since September 1995. She is the Founder and President of Elliot Young & Associates, Inc., a proprietary health care consulting concern, formed in 1987 to assist companies and investors in identifying, evaluating, capturing and managing strategic growth and financing opportunities in high technology health care markets. Ms. Young also held key consulting positions with The Wilkerson Group, both as the founding Associate Director of its Cardiovascular Market Intelligence Service and as an independent consultant to the firm. She also spent seven years in the pacemaker industry in senior marketing and strategic planning positions with Telectronics Pacing Systems and Intermedics.

         William Wharton, age 51, was appointed Vice President of Manufacturing and Facilities in March 1996. Mr. Wharton had previously served Cardiac as Vice President of Operations since February 1994 and as Vice President of Quality Assurance since 1985. Mr. Wharton joined Cardiac in 1982 as Director of Quality Assurance. Before joining Cardiac, he was employed as a Quality Assurance Supervisor for at least five years by Medtronic, Inc., a major competitor in the cardiac pacing industry.

         W. Alan Walton, age 64, joined Cardiac Control Systems, Inc. in March, 1996 as Executive Vice President and Chief Operating Officer. Mr. Walton is a fellow of the Institute of Chartered Accountants in England and from March, 1995 to February, 1996 was engaged as a financial and operations consultant with Biosight Inc. of Orchard Park, New York, a firm specializing in helping health care businesses enhance their performance. Prior to his experience with Biosight, he spent 19 years in senior financial and systems management positions with Dunlop Holdings PLC in the United Kingdom and the United States, including a position as General Manager, Group Information System with responsibility for Dunlop's global computing and communications.

         Jonathan S. Lee, age 46, a biomedical engineer, joined the management team at Cardiac, Inc. in May, 1996 and serves as Vice President - Research and Development. Prior to joining Cardiac, Mr. Lee spent 18 years in Research and Development, Regulatory Affairs and Marketing with Telectronics Pacing Systems, a leading pacemaker manufacturer. He established and managed Telectronics' worldwide service facilities and established Telectronic's US research and development presence in Denver, Colorado. Mr. Lee was also involved in International Marketing Management with Telectronics. Mr. Lee received a Bachelor of Engineering degree in Biomedical Engineering from the University NSW in Sidney, Australia. He also completed two years post graduate work in computer studies at the University NSW. He has been a member of the North American Society of Pacing and Electrophysiology since 1984.

         Kirk Kamsler, age 47, joined Cardiac in April 1996 as Director of Marketing and Sales. He has over 20 years of sales, sales management and marketing management experience with a variety of medical device companies, including Davis & Geck Inc., Matrix Medical Inc. and Marquette Electronics Inc. Mr. Kamsler received a Bachelor of Arts degree from St. Lawrence University in Canton, New York.

         The Cardiac Board is elected at each annual meeting of the stockholders. Each director holds office until his successor is duly elected and qualified or until his earlier resignation or removal, with or without cause, at any duly noticed special meeting of the stockholders of Cardiac by the affirmative vote of the holders of a majority of the shares of Cardiac Common Stock present in person or represented by proxy and entitled to vote at an election of directors.

         Under the bylaws of Cardiac, officers are elected annually by the Cardiac Board at the meeting of the Cardiac Board following the annual meeting of the stockholders. Each officer holds office until his or her successor has been chosen and qualified, or until his or her death, resignation or removal, with or without cause, by the Cardiac Board.

         None of the directors or executive officers of Cardiac is a director of any company, other than Cardiac, with a class of equity securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended except for Larry Haimovitch who is a director of Electro-Pharmacology, Inc. and Alan J. Rabin and William H. Burns who are directors of American Consolidated Laboratories, Inc.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Each director and executive officer, and each person owning beneficially more than ten (10) percent of a registered class of Cardiac's equity securities, is required to file reports of ownership and changes in ownership with the SEC, and furnish Cardiac with copies of all such reports.

         A late report was filed for each of Messrs. Gutekunst and Rabin, officers and directors, Messrs. Burns, Haimovitch and Rylee, directors, and Messrs. Lee, Kamsler and McMahon, officers, with respect to one stock option grant to each of them, late reports were filed for Ms. Young, director, with respect to two stock option grants, a late report was filed for Mr. Rylee, director, with respect to the expiration of a stock option grant and a late report was filed for Mr. Lee, officer, with respect to a purchase of shares of common stock. A late report was filed for Dr. Ocana, director, with respect to his appointment to the Cardiac Board in April 1996.

             CARDIAC DIRECTORS' AND EXECUTIVE OFFICERS' COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth information about the compensation earned by, awarded or paid to Cardiac's Chief Executive Officer, Chairman of the Board and any other Executive Officer whose aggregate compensation exceeded $100,000 in fiscal year 1998 during the fiscal years ended March 31, 1998, 1997, and 1996.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   LONG-TERM
                             FISCAL YEAR                       ANNUAL             COMPENSATION
    NAME AND PRINCIPAL          ENDED                       COMPENSATION       AWARDS SECURITIES            ALL OTHER
         POSITION             MARCH 31       SALARY             BONUS          UNDERLYING OPTIONS         COMPENSATION
---------------------------------------------------------------------------------------------------------------------------------
Alan J. Rabin                   1998          $150,624            -                  12,559(1)         $         559(2)
(President, CEO,                1997          $146,000            -                  12,000(3)         $         521(4)
Director)                       1996          $110,000       $10,000(5)              20,000(6)         $      26,349(7)
---------------------------------------------------------------------------------------------------------------------------------
Bart C. Gutekunst               1998           $48,624            -                  10,906(8)         $      15,934(9)
(Chairman of the Board)         1997           $48,000            -                  10,000(3)         $      11,313(10)
                                1996           $48,000            -                  15,000(6)         $       8,700(11)
---------------------------------------------------------------------------------------------------------------------------------

Kirk D. Kamsler                 1998           $93,928       $10,200(12)              8,000(13)                    -
(Vice President                 1997           $81,104            -                  10,000(14)        $      45,000(15)
Sales)                          1996                 -            -                       -                        -

---------------------------------------------------------------------------------------------------------------------------------
Jonathan S. Lee                 1998          $100,514       $10,920(16)              8,000(13)                    -
(Vice President                 1997           $80,596            -                  10,000(17)        $      33,460(15)
Research and Development)       1996                 -            -          -                                     -
---------------------------------------------------------------------------------------------------------------------------------

 (1) This includes options to purchase 12,000 shares of Cardiac Common Stock at $1.00 exercisable immediately and a warrant to purchase 559 shares of Cardiac Common Stock at $.0.18.

 (2) This represents interest on a Security Agreement and Promissory Note between Alan J. Rabin and Cardiac dated April 15, 1997.

 (3) On August 22, 1996, the Cardiac Board awarded these options to purchase shares of Cardiac Common Stock at $3.50 per share, exercisable after March 31, 1997.

 (4) This represents interest received prior to conversion of the debentures to stock.

 (5) In addition to his salary, Mr. Rabin is entitled to a performance bonus. This represents the performance bonus paid in respect of Mr. Rabin's services during the year ended March 31, 1996.

 (6) On May 5, 1995, the Cardiac Board awarded these options to purchase shares of Cardiac Common Stock at $3.63 per share. The options are now exercisable.

 (7) This represents reimbursement of relocation expenses, $21,549, paid to Mr. Rabin pursuant to his employment agreement and consulting fees in connection with debenture financing, $4,800.

 (8) These include options to purchase 8,000 shares of Cardiac Common Stock at $1.00 exercisable immediately and a warrant to purchase 2,906 shares of Cardiac Common Stock at $0.18.

 (9) This represents interest of $2,906 on two security agreements and promissory notes between Bart C. Gutekunst and Cardiac dated March 24, 1997 and April 21, 1997, and consulting fees related to the Coast financing in the amount of $13,028.

(10) This includes $7,500 in connection with his facilitating the Grupo Taper Distributor and Sirrom mortgage agreements. It also includes $3,292 of interest paid on a $100,000 secured promissory note, and $521 of interest paid on debentures held prior to the conversion of the debentures to stock.

(11) This represents consulting fees in connection with the debenture financing.

(12) In addition to his salary, Mr. Kamsler received a performance bonus. This represents the performance bonus paid in respect of Mr. Kamsler's services during the year ended March 31, 1997.

(13) This represents options to purchase 8,000 shares of Cardiac Common Stock at $1.00 exercisable immediately.

(14) Upon commencement of his employment with Cardiac, Mr. Kamsler was granted options to purchase 10,000 shares of Cardiac Common Stock at $3.50 per share, exercisable one third on April 21, 1997, one third on April 21, 1998 and one third on April 21, 1999.

(15) This represents reimbursement of relocation expenses paid pursuant to the offer of employment.

(16) In addition to his salary, Mr. Lee received a performance bonus. This represents the performance bonus paid in respect of Mr. Lee's services during the year ended March 31, 1997.

(17) Upon commencement of his employment with Cardiac, Mr. Lee was granted options to purchase 10,000 shares of Cardiac Common Stock at $3.50 per share, exercisable one third on May 5, 1997, one third on May 5, 1998 and one third on May 5, 1999.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning options granted during the fiscal year ended March 31, 1998 to those persons named in the preceding Summary Compensation Table.

                                             OPTION GRANTS IN LAST FISCAL YEAR

      ----------------------------------------------------------------------------------------------------------------
                                      NUMBER OF
                                     SECURITIES            % OF TOTAL
                                     UNDERLYING         OPTIONS GRANTED
                                       OPTIONS          TO EMPLOYEES IN         EXERCISE PRICE        EXPIRATION
        NAME                           GRANTED            FISCAL YEAR             ($/SHARE)              DATE
      ----------------------------------------------------------------------------------------------------------------
        Bart C. Gutekunst               8,000(1)                 9%                   $1.00             5/08/2002
        Alan J. Rabin                  12,000(1)                14%                   $1.00             5/08/2002
        Kirk D. Kamsler                 8,000(1)                 9%                   $1.00             5/08/2002
        Jonathan S. Lee                 8,000(1)                 9%                   $1.00             5/08/2002
      ----------------------------------------------------------------------------------------------------------------

(1)  These options are subject to immediate exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information concerning the value of unexercised stock options at March 31, 1997 for those persons named in the Summary Compensation Table.

                                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                             FISCAL YEAR-END OPTION VALUES TABLE

     --------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN-
                               SHARES                        UNDERLYING UNEXERCISED           THE-MONEY OPTIONS AT
                             ACQUIRED ON      VALUE        OPTIONS AT FISCAL YEAR END            FISCAL YEAR END
       NAME                   EXERCISE       REALIZED     EXERCISABLE/UNEXERCISABLE(1)      EXERCISABLE/UNEXERCISABLE
     --------------------------------------------------------------------------------------------------------------------
       Bart C. Gutekunst          -              -                    54,429/0                         $0/$0
       Alan J. Rabin              -              -                    72,571/0                         $0/$0
       Jonathan S. Lee            -              -                  11,333/6,667                       $0/$0
       Kirk D. Kamsler            -              -                  11,333/6,667                       $0/$0
     --------------------------------------------------------------------------------------------------------------------

(1) These options have been adjusted to give effect to Cardiac's one for seven reverse stock split effected December 13, 1994.

COMPENSATION OF DIRECTORS

         For their service on the Cardiac Board, each outside director is entitled to receive annually the sum of $3,000 and such number of shares of Cardiac Common Stock that have a total value of $6,000 based on the average of the bid and ask prices of Cardiac Common Stock on the OTC Bulletin Board as quoted on March 31, 1998. Cardiac accrued in respect of each of William Burns, Larry Haimovitch, Augusto Ocana, Robert Rylee and Tracey Young the sum of $3,000 and 13,953 shares of Cardiac Common Stock for their services through fiscal year 1998.

EMPLOYMENT AGREEMENTS

         Mr. Alan J. Rabin is employed as the President and Chief Executive Officer of Cardiac pursuant to a three-year employment agreement dated as of October 13, 1994 amended by the Cardiac Board at its meeting of May 15, 1996 and which provides for one year renewal periods following the initial three-year period. As compensation thereunder, Mr. Rabin receives an annual salary of $150,000; reimbursement for business travel and other business expenses; and a bonus of up to 50% of his annual salary based on the performance of Cardiac. The employment agreement also provided reimbursement for Mr. Rabin's relocation and temporary living expenses, not to exceed $38,000 plus the cost associated with the moving of personal possessions and his family. His employment agreement provides a severance package under certain specified circumstances equal to the balance of the salary due under the employment agreement (payable in accordance with Cardiac's payroll practices) and a lump sum payment equal to nine months of his annual base salary then in effect, plus maintenance by Cardiac (to the extent permitted under plan documents) for nine months from the date of termination all benefit plans in which he was entitled to participate while an employee, or the equivalent. The nine-month lump sum severance payment is also payable to Mr. Rabin in the event his employment agreement is not renewed by Cardiac at the end of its term. Pursuant to his employment agreement, Cardiac awarded to Mr. Rabin a stock option for 28,571 shares of Cardiac Common Stock at an exercise price of $3.50 per share, 23,809 of which were exercisable immediately and the remaining 4,762 shares became exercisable in October 1997. Mr. Rabin's stock option agreement contains a change of control provision whereby in the event of a change in control of Cardiac, all outstanding options become immediately exercisable.

         Mr. Bart C. Gutekunst is employed as the Chairman of the Cardiac Board pursuant to a three year employment agreement dated as of October 13, 1994, and which provides for one year renewal periods following the initial three year period. As compensation thereunder, Mr. Gutekunst receives an annual salary of $48,000; reimbursement for business travel and other business expenses; and a bonus related to Cardiac's financial, capital raising and corporate development and acquisition activities in the form of the following transactional fees: 1% for debt and equity source, and 1% of the gross consideration for asset acquisitions or sales, which fees are payable to Mr. Gutekunst upon closing by Cardiac or its successor-in-interest of the applicable transaction. Pursuant to his employment agreement, Mr. Gutekunst will receive as a bonus 1% of the value of the Merger transaction which will be an amount equal to $25,000, and 1% of the total value of any new capital raised pursuant to the Merger. Previously under his employment agreement, Mr. Gutekunst received an option to purchase 21,429 shares of the Cardiac Common Stock at an exercise price of $3.50 per share, 17,858 of which were exercisable immediately and the remaining 3,571 became exercisable in October 1997. His employment agreement contains the same severance provisions as Mr. Rabin's employment agreement and his stock option contains the same change of control provision as Mr. Rabin's stock option agreement.

STOCK OPTION PLANS

         On September 9, 1987, the Cardiac Board adopted the 1987 Non-Qualified Stock Option Plan (the "1987 Plan"). The 1987 Plan authorized the Cardiac Board to grant to officers, directors, and employees of Cardiac non-qualified options to purchase up to a maximum of 142,857 shares of Cardiac Common Stock.

         On February 7, 1992, the Cardiac Board adopted the 1992 Non-Qualified Stock Option Plan (the "1992 Plan"). The 1992 Plan authorized the Cardiac Board to grant officers, directors, and employees of Cardiac non-qualified options to purchase up to a maximum of 42,857 shares of Cardiac's common stock. On March 17, 1994 the Cardiac Board amended and restated the 1992 Plan increasing the number of shares subject to option to a maximum of 157,143 shares of Cardiac's Common Stock.

         On January 19, 1995, the Cardiac Board authorized the combination of the 1987 Plan and the 1992 Plan into one plan now known as the Combined 1987-1992 Non-Qualified Stock Option Plan ("Combined Option Plan"). The Combined Option Plan provides that all issued and outstanding stock option agreements under the previous plans shall be governed by the Combined Option Plan. Under the Combined Option Plan, Cardiac is authorized to issue options to officers, directors and employees to purchase up to a maximum of 400,000 shares of Cardiac Common Stock. As of December 31, 1997 there were outstanding options for 373,356 shares under the Combined Option Plan, of which 309,857 shares were subject to options held by officers and directors at exercise prices ranging from $1.00 to $3.75 per share.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                            AND MANAGEMENT OF CARDIAC

CERTAIN BENEFICIAL OWNERS

         In accordance with Rule 13d-3, promulgated under the Exchange Act, shares that are not outstanding but that are issuable upon exercise of outstanding options, warrants, rights or conversion privileges exercisable within the next sixty (60) days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person owning such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.


         As of September 30, 1998, eighteen (18) stockholders were known by Cardiac to beneficially own five percent (5%) or more of the outstanding voting securities of Cardiac. The following table, together with the footnotes, sets forth the indicated information as of September 30, 1998 with respect to each person known by Cardiac to own beneficially more than five percent (5%) (calculated in accordance with the guidelines promulgated by the Securities and Exchange Commission) of the 2,648,739 issued and outstanding shares of Cardiac Common Stock on that date.

  NAME AND ADDRESS               AMOUNT AND NATURE OF
 OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP (1)   PERCENT OF CLASS (2)
-----------------------------    -------------------------  -------------------

Phillip R. Beutel(3)                     277,351                  10.38%
  3 Chase Lane
  Colorado Springs, CO 80906

Penfield Partners, L. P.(4)              159,856                   6.00%
  c/o William D. Witter, Inc.
  150 E. 53rd Street
  New York, New York 10022

Bradley Resources Company(5)             452,280                  15.49%
  107 John Street
  Southport, CT 06490

ROI Partners(6)                          143,399                   5.39%
  353 Sacramento Street
  San Francisco, CA  94111

Austin W. Marxe(7)                       541,194                  20.28%
  153 East 53rd Street, Room 5101
  New York, New York 10022

Irwin Gruverman(8)                       187,500                   6.61%
  16 Tanglewood Rd.
  Needham, Ma. 02194

Sirrom Capital Corporation(9)            350,000                  11.87%
  St. Cloud Corner
  500 Church Street, Suite 200
  Nashville, TN  37219

Paul F. Glenn(10)                        250,000                  8.62%
  St. Cloud Corner
  500 Church Street, Suite 200
  Nashville, TN 37219

International Holdings Inc.(11)          330,000                 11.08%
  One Buckhead Plaza, Suite 1750
  3060 Peachtree Road, NW
  Atlanta, Georgia  30305

(1) Except as otherwise indicated, each person is the record owner of the shares indicated and possesses the sole voting and investment power with respect to such shares of common stock.

(2) Computations of percentage ownership of each individual treats warrants and options to purchase common stock exercisable within the next sixty (60) days as though the shares subject thereto were issued and outstanding.

(3) Includes options to purchase 14,286 shares and warrants to purchase 8,665 shares.

(4) Includes warrants to purchase 17,331 shares. Penfield Partners, L.P. is a Delaware limited partnership. Pine Creek Advisors, L.P., a Delaware limited partnership, having its address c/o William D. Witter, Inc., 153 East 53rd Street, New York, New York 10022 is the general partner of Penfield Partners, L.P. The general partners of Pine Creek Advisors, L.P. are Mr. Jeffrey Schuss and William D. Witter, Inc., 153 East 53rd Street, New York, New York 10022. Mr. William D. Witter is the President of William D. Witter, Inc. and controls all shares controlled by William D. Witter, Inc. Through their control of Pine Creek Advisors, L.P., each of Mr. Schuss and Mr. Witter, acting individually, may vote and/ or dispose of the shares held by Penfield Partners, L.P. The address of Mr. Schuss and Mr. Witter is c/o William D. Witter, Inc.

(5) Bradley Resources Company ("Bradley") is a partnership. George W. Holbrook, Jr., Mr. James R. McGoogan, and Mr. Richard V. Traister are the general partners of Bradley. Each general partner, acting individually, may vote and/or dispose of all the shares held by Bradley. Bradley's shares include 181,898 shares held by Bradley directly, warrants to purchase 16,811 shares held by Bradley, options to purchase 3,571 shares held by Mr. Holbrook but beneficially owned by Bradley, and 250,000 convertible debentures held by Bradley. The address of each general partner is c/o Bradley.

(6) Mr. Mitchell J. Soboleski and Mr. Mark T. Boyer are the general partners in the partnerships holding Cardiac Common Stock as follows: 143,399 shares, including warrants to purchase 12,132 shares are held by ROI Partners, 12,000 shares are held by ROI Offshore Fund, 6,000 shares are held by NAV LLC, 7,000 shares are held by Pleiades Investment Partners, and 7,000 shares are held by ROI & Lane, L.P. The address of each of Mr. Soboleski, Mr. Boyer and the foregoing partnerships is 353 Sacramento Street, San Francisco, CA 94111. Each general partner, acting individually, may vote and/or dispose of all of the shares held by any of the foregoing partnerships.

(7) Mr. Marxe owns 28,111 shares directly. Special Situations Fund III, L.P. ("Special"), 153 East 53rd Street, Room 5101, New York, New York 10022. owns 327,770 shares, including warrants to purchase 27,730 shares. Special Situations Cayman Fund ("Cayman"), 153 East 53rd Street, Room 5101, New York, New York 10022 owns 182,713 shares, including warrants to purchase 10,399 shares. Mr. Marxe is President and Chief Executive Officer of AWM Investment Company, Inc. ("AWM"), 153 East 53rd Street, Room 5101, New York, New York 10022. MGP Advisers Limited Partnership ("MGP"), 153 East 53rd Street, Room 5101, New York, New York 10022 is the general partner of Special and AWM, in turn, is the general partner of MGP. Mr. Marxe, through AWM and MGP, has control over all shares held by Special. AWM is also the general partner of Cayman. Through AWM, Mr. Marxe has control over all shares held by Cayman. Control of shares held by Special and Cayman is shared with Mr. David Greenhouse, the Executive Vice President of AWM. Mr. Greenhouse's address is 153 East 53rd Street, Room 5101, New York, New York 10022. Each of Mr. Marxe and Mr. Greenhouse may, individually, vote and/or dispose of all shares held by Special and/or Cayman. Mr. Greenhouse owns 10,242 shares directly, including warrants to purchase 866 shares. Mr. Greenhouse is the Executive Vice President of AWM. Through MGP and AWM, Mr. Greenhouse has control over all shares held by Special. Through AWM, Mr. Greenhouse has control over all shares held by Cayman. Control is shared with Mr. Marxe.

(8) Includes convertible debentures convertible into 187,500 shares, of which 62,500 shares are held by Mr. Gruverman directly and 125,000 shares are held by G&G Diagnostics, L. P. II, a limited partnership ("G& G"). Mr. Gruverman is the general partner of G&G and has control of all shares held by G&G.

(9)  Includes warrants to purchase 300,000 shares.

(10) Includes convertible debentures convertible into 250,000 shares.

(11) Includes warrants to purchase 330,000 shares. Joseph H. Hale is the president, sole shareholder and director.

MANAGEMENT


         The following table sets forth the number of shares of Cardiac Common Stock beneficially owned by each director of Cardiac, each of the named executive officers named in the Summary Compensation Table set forth above as of September 30, 1998, and the percentage of the outstanding shares such ownership represented at the close of business on September 30, 1998, together with information as to stock ownership of all directors and executive officers of Cardiac as a group as of September 30, 1998. Except as otherwise indicated, each person is the record owner of the shares indicated and possesses the sole voting and investment power. Computations of percentage ownership of each individual and of the group treat options to purchase common stock exercisable within the next sixty (60) days as though the shares subject thereto were issued and outstanding.


 NAME OF INDIVIDUAL OR NUMBER OF      AMOUNT AND NATURE OF       PERCENT OF
        PERSONS IN GROUP            BENEFICIAL OWNERSHIP (1)       CLASS
--------------------------------    ------------------------    -------------

William H. Burns                              24,274               0.91%
Bart C. Gutekunst                             67,577               2.50%
Larry G. Haimovitch                           33,841               1.27%
Alan J. Rabin                                 85,572               3.14%
Robert T. Rylee                               43,699               1.63%
Tracey E. Young                               23,491               0.88%
Augusto Ocana                                 11,174               0.42%
Kirk D. Kamsler                               15,667               0.59%
Jonathan S. Lee                               19,667               0.74%

All directors and executive
officers as a group (11 persons)             364,530               12.42%

-----------------
(1) Includes options and warrants exercisable within the next sixty (60) days to purchase shares of Cardiac Common Stock as follows:

NAME OF INDIVIDUAL OR                             NUMBER
NUMBER OF PERSONS IN GROUP                      OF SHARES
-------------------------------------------- -----------------

William H. Burns                                  13,000
Bart C. Gutekunst                                 58,201
Larry G. Haimovitch                               15,000
Alan J. Rabin                                     73,996
Robert T. Rylee                                   36,429
Tracey E. Young                                   18,000
Augusto Ocana                                      7,000
Kirk D. Kamsler                                   14,667
Jonathan S. Lee                                   14,667

All directors  and executive  officers as a
group (11 persons)                               285,389

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF CARDIAC

         See "CARDIAC DIRECTORS' AND EXECUTIVE OFFICERS' COMPENSATION - Employment Agreements" for a description of certain compensation arrangements.

         During the last calendar quarter of 1994, Cardiac raised $2,885,000 through a private placement of 5% Convertible Debentures (the "Debentures"). Interest payments have been made on March 31 and October 31 of each year, commencing March 31, 1995. The Debentures were to mature October 31, 1999. Effective March 31, 1996, the holders of the Debentures converted their Debentures into Cardiac Common Stock at a conversion rate of $2.80 per share. Alan Rabin and Bart Gutekunst, President/Chief Executive Officer and Chairman of the Board, respectively, of Cardiac, each received 8,928 shares of Cardiac Common Stock as a result of the conversion of the Debentures owned by them. Those beneficial owners holding 5% or more of Cardiac issued and outstanding Common Stock and the Common Stock they received upon conversion of their Debentures is as follows: Phillip R. Beutel, 89,285 shares; Special Situation Fund III, L.P., 285,714 shares; Penfield Partners, 178,571 shares; Bradley Resources Company, 173,214 shares; and ROI Partners, 125,000 shares. Pursuant to the terms of the Debentures, Cardiac filed with the SEC a registration statement on Form S-1 registering the Cardiac Common Stock underlying the Debentures, which registration statement was declared effective by the SEC on April 27, 1995.

         In respect of their conversion of the Debentures, Cardiac issued warrants to the Debenture holders for an aggregate of 100,000 warrants (to be divided among the Debenture holders pro rata in accordance with their percentage interests in the Debentures). The warrants have a term of three years and are exercisable commencing March 31, 1996 at $5.00 per share.

         Upon the closing of the minimum offering of the Debentures, Alan J. Rabin and Bart C. Gutekunst entered into employment agreements with Cardiac on October 13, 1994. Previously, Mr. Gutekunst and Mr. Rabin had been consulting with and assisting Cardiac in preparing its business plan and in obtaining additional financing. On July 31, 1994, Mr. Gutekunst was appointed to the Cardiac Board to fill a vacancy. On October 13, 1994, Mr. Gutekunst was appointed Chairman of the Board and Mr. Rabin was appointed Cardiac's President and Chief Executive Officer pursuant to their respective employment agreements. For consulting services rendered to Cardiac in connection with the development of Cardiac's new business plan and Cardiac's financing, Mr. Rabin and Mr. Gutekunst were paid consulting fees in the aggregate amount of $130,750. Mr. Gutekunst and Mr. Rabin also participated in the Debenture financing discussed above, and each acquired Debentures in the amount of $25,000.

         In November 1995, Cardiac entered into an agreement with Biosight Inc., of which William H. Burns, Jr., a director of Cardiac, is President and principal stockholder. Under the agreement, Biosight Inc. provided consulting services regarding Cardiac's manufacturing processes and inventory planning. The agreement provided for payment of $30,000 in fees during the year ended March 31, 1996 plus reimbursement of approved out-of-pocket expenses, and future performance-related payments to be paid in stock and cash, provided certain goals are met. Upon earning $30,000 in performance-related payments (in combined cash and stock), the agreement provides for subsequent performance-based payments to be made in Cardiac Common Stock. On September 12, 1997, Cardiac issued 5,714 shares of Cardiac Common Stock at $3.50 per share to William H. Burns, Jr., for performance-based payments of $20,000.

         During fiscal 1996, Tracey E. Young, a director of Cardiac, provided consulting services to Cardiac regarding development of international markets for Cardiac's products. In March 1996, the Cardiac Board approved payment of $5,000 in consulting fees to Ms. Young together with a grant of a stock option for 5,000 shares, exercisable at $3.75 per share. In respect of consulting services, the Cardiac Board approved royalty payments to Ms. Young of $100 per unit (each unit comprised of a pacemaker and lead) sold in Japan for the three year period following approval of the product by regulatory authorities in that country. As of December 26, 1997, Ms. Young has accrued approximately $1,000 in royalty fees, however, Cardiac has not made any royalty payments to her. Ms. Young has also provided Cardiac with consulting services on clinical studies and other matters which included assisting Cardiac in implementing its clinical studies for its single-lead DDD system, as well as performing due diligence on Cardiac's merger with Electro. As of December 26, 1997, Ms. Young has invoiced Cardiac approximately $100,000 for consulting services performed by her through such date. Cardiac intends to pay Ms. Young for her consulting services with funds obtained through its equity financing in connection with the Merger.


         During fiscal 1996, Cardiac entered into a distribution agreement for the European market with Grupo Taper, S.A., Madrid, Spain ("Grupo Taper"). As part of the distribution agreement, Grupo Taper was permitted to designate a member of the Cardiac Board. Through December 31, 1997, that member of the Cardiac Board designated by Grupo Taper was Dr. Augusto Ocana, an executive officer of Grupo Taper. On January 1, 1998, Dr. Augusto Ocana left Grupo Taper's employ, and is therefore no longer Grupo Taper's designate on the Cardiac Board. Dr. Augusto Ocano has, however, remained on the Cardiac Board as an independent director. Grupo Taper does not have a right to designate another individual as a member of the Cardiac Board, but does currently have the right to have an observer at all Cardiac Board meetings.

         On October 28, 1996, Cardiac executed a Security Agreement and Promissory Note with Bart C. Gutekunst, director and Chairman of the Board. Under the agreement and note, Mr. Gutekunst advanced Cardiac $108,247 at an annual interest rate of ten per cent (10%). This advance, plus accrued interest, was repaid to Mr. Gutekunst on February 14, 1997.

         On March 24, 1997, Cardiac executed a Security Agreement and Promissory Note with Bart C. Gutekunst, director and Chairman of the Board. Under the agreement and note, Mr. Gutekunst advanced Cardiac $100,000 at an annual interest rate of ten per cent (10%) plus the right to purchase one (1) share of restricted Cardiac Common Stock of Cardiac at an exercise price of eighteen cents ($0.18) per share for each one dollar ($1.00) of interest earned under the note. This advance, plus accrued interest, was repaid to Mr. Gutekunst on June 16, 1997.

         On April 21, 1997, Cardiac executed a Security Agreement and Promissory Note with Bart C. Gutekunst, director and Chairman of the Board. Under the agreement and note, Mr. Gutekunst advanced Cardiac $61,553.65 at an annual interest rate of ten percent (10%) plus the right to purchase one (1) share of restricted common stock of Cardiac at an exercise price of eighteen cents ($0.18) per share for each one dollar ($1.00) of interest earned under the note. This advance, plus accrued interest, was repaid to Mr. Gutekunst on June 16, 1997.

         On April 15, 1997, Cardiac executed a Security Agreement and Promissory Note with Alan J. Rabin, a director and President. Under the agreement and note, Mr. Rabin advanced Cardiac $32,429.18 at an annual interest rate of ten percent (10%) plus the right to purchase one (1) share of restricted common stock of Cardiac at an exercise price of eighteen cents ($0.18) per share for each one dollar ($1.00) of interest earned under the note. This advance, plus accrued interest, was repaid to Mr. Rabin on June 16, 1997.

         From April 22, 1998 through May 4, 1998, Cardiac obtained $300,000 in interim financing from selected current investors through the issuance of an 8% convertible debenture, convertible into shares of Cardiac Common Stock at $0.40 per share. Bradley Resources Company ("Bradley"), beneficial owner of over 5% of Cardiac Common Stock, purchased $100,000 worth of such convertible debentures. In return for its investment, the exercise price of the option controlled by Mr. Holbrook, but beneficially owned by Bradley, to purchase 3,571 shares of Cardiac Common Stock at $3.50 per share and the exercise price of the warrant held by Bradley to purchase 16,811 shares of Cardiac Common Stock at $5.00 per share were each reduced to $0.40 a share.

         On July 30, 1998, and August 13, 1998, Cardiac executed the Minrad Note in favor of Minrad, of which William H. Burns, Jr., a director of Cardiac, is a director and president. The Minrad Note bears interest at the rate of 15% annually, and the principal amount and all interest due thereunder is due and payable, after September 29, 1998, within ten (10) days after written demand from Minrad.

         The foregoing transactions between Cardiac and its affiliates were negotiated on behalf of Cardiac by its management. Cardiac believes that such transactions are in compliance with Cardiac's policy that transactions with affiliates be on terms at least as favorable as could have been reasonably obtained from an unaffiliated third party.

                               BUSINESS OF ELECTRO

GENERAL

         Electro is engaged in the business of design, development, manufacture, marketing and sale of products utilized in connection with illnesses of the heart and circulatory system and make use of catheters and related devices. Electro was incorporated in New Jersey in 1961. Electro has targeted electrophysiology as its focal area for future growth, but intends to maintain and develop products for the emergency care, invasive and non-invasive cardiology and invasive radiology markets. Electro also continues to explore opportunities to expand its OEM business and contract research and development business to capitalize on its catheter technology expertise and its manufacturing capabilities. Electro produces a wide range of catheter products intended to be utilized by doctors and other trained hospital personnel for diagnostic as well as therapeutic purposes.

         Electro markets its cardiovascular catheters and other catheters worldwide. Export sales were approximately $1,828,000 in fiscal year 1997, $2,324,000 in fiscal year 1996 and $1,964,000 in fiscal year 1995, representing approximately 27%, 32% and 27% of net sales in such fiscal years, respectively.

PRODUCTS

         Electro produces a wide range of catheter products intended to be utilized by doctors and other trained hospital personnel for diagnostic or therapeutic purposes. Catheters are hollow tubes that can be passed through veins, arteries and other anatomical passageways. Electro considers the market within which it sells its present and proposed products as a single industry segment.

         In over thirty-six (36) years of business, Electro has sold well over two (2) million catheters. The current selling prices for the catheters marketed by Electro typically range from thirty-five dollars to five hundred dollars.

         ELECTROPHYSIOLOGY CATHETERS. The field of cardiac electrophysiology
(EP) is one of the most rapidly growing areas of medical technology. Cardiac electrophysiology is the study of the electrical system of the heart. Cardiac electrophysiologists are concerned with electrical disorders in the heart, their etiology, diagnosis and treatment. The medical problems on which cardiac electrophysiologists focus are conduction problems of the heart, which include tachyarrhythmic episodes which can lead to sudden cardiac death. The development of transcatheter diagnosis of the heart's conduction system and transcatheter correction of certain conduction dysfunctions have increasingly attracted the attention of cardiologists.

         Electro's line of diagnostic EP catheters is comprised of three categories, the Detector, the Investigator and the Cloverleaf, and each category has its unique characteristics requested by physicians that desire different handling features. In addition, Electro has a Genesis line of steerable EP catheters that provides the physicians with a more sophisticated mapping tool for difficult diagnostic procedures. These catheters are available in many curve and electrode configurations.

         Electro markets its Circuit Breaker steerable catheters with temperature control for catheter ablation for international distribution only. These catheters are compatible with most radio frequency generators. Due to certain development issues, clinical trials scheduled to have commenced were delayed. Electro plans to begin clinical trials in the U.S. in fiscal year 1999 in order to seek approval to market these catheters domestically.

         PACING AND MONITORING CATHETERS. Electro's line of monitoring catheters are made of flexible radiopaque materials which are visible in use through fluoroscopy. The catheters have a variety of tips, shapes and internal configurations and can be manipulated by an experienced physician through the anatomy to the desired location. Through the use of these catheters, electrophysiological data, pressure and flow readings and blood samples may be obtained. In addition, Electro's catheters may be utilized as conduits for the injection of radiopaque materials into the bloodstream to permit fluoroscopic observation of abnormalities in the vasculature.

         Monitoring catheters are marketed under the following names:
Baltherm/registered trademark/ Flow Directed Balloon Catheters,
Pacewedge/registered trademark/ Balloon Guided Catheters and Balwedge/registered trademark/ Catheters.

         Electro's pacing catheters are fabricated from a number of materials and frequently consist of an electrode-bearing tube. The tube is guided into the body and the electrode is delivered through the venous system to the heart where it is then used for pacing. This procedure involves the delivery to the heart muscle, from a source outside the body, of an electrical stimulus causing contractions like the natural heartbeat. Such pacing is necessary where there is a conduction blockage in the heart causing the heart to beat at a slow or irregular rate.

         One of the pacing catheters manufactured by Electro is the Balectrode/registered trademark/ Bipolar Pacing Probe. With this product, both the amount of manipulation of the catheter required to cause the stimulating electrode to be positioned in the proper location within the heart and the time required from the commencement of the procedure until it is completed, are substantially less than they would be if a non-balloon catheter were used as the delivery system.

         The pacing products usually are sold in kits containing the catheter, a placement needle, connectors and various other devices. These kits are sold under various names, including the following: Balectrode/registered trademark/ Flow-Directed Temporary Pacing Kit, Silicore/registered trademark/ Semi-Floating Pacing Kit and Multipace.

         MULTI-PURPOSE CATHETERS. Multi-Purpose catheters have features or uses which, under certain circumstances, result in the combination of pacing and monitoring functions. Further, Electro manufactures certain electrode-bearing catheters used to make electrical measurements within the heart and provide electrical stimulation for both therapeutic and diagnostic purposes.

         DRAINAGE CATHETERS. Although Electro's principal activities have been in the cardiovascular area, it currently is manufacturing and marketing the Elecath/registered trademark/ One Step(/trademark/) Fluid Drainage System which is used for draining fluid collections from various locations in the body. This system consists of a catheter, composed of a unique formulation developed by Electro, mounted on a simple penetration apparatus. In Electro management's opinion, the product is useful to a broad range of physicians, and results in more complete and safer drainage.

SALES, MARKETING AND DISTRIBUTION METHODS


         Electro markets, sells and distributes its products domestically through its own sales force. As of September 30, 1998, Electro employed 2 salespersons in the field and maintained a home office staff of marketing and sales support of 3 people. Electro also employs an International Marketing Manager based in Europe on an independent contractor basis. In previous years, Electro had one significant distributor in the United States which was responsible for sales in all or part of thirteen Eastern states plus the District of Columbia. This distributor accounted for approximately 11% of net sales for fiscal year 1995. Electro terminated its arrangement with this distributor on May 31, 1995 and Electro now markets its products directly in this territory. As such, there were no sales through this distributor in fiscal years 1997 and 1996. The principal customers for Electro's products are hospitals whose purchasing decisions are determined on the basis of assessment of the products by the physicians. No one customer accounted for more than ten percent of Electro's net revenues for fiscal years 1997 and 1996. International markets are serviced by a network of independent distributors. Electro also sells its products to OEM customers, performs contract research and development work for third parties and engages in licensing of its technology to third parties.


         While export sales have contributed significantly to Electro's net sales in fiscal years 1997, 1996 and 1995, Electro has not effected substantial penetration of the domestic electrophysiology market which is attributable, in part, to its lack of an FDA-approved ablation catheter. Electro's focus on engineering efforts in contract research and development and its OEM business has also contributed to lower domestic sales together with a lower demand for older products in pacing and monitoring.

         Advertising of Electro's products consists primarily of displays at medical conventions and meetings, advertisements in medical journals and direct mail. Electro also cooperates in the publication of technical papers written by medical authorities in areas relating to Electro's products.

PRODUCT WARRANTIES

         Electro's catheters are covered by a limited warranty, the duration of which is tied to product expiration dates. Generally, however, the warranties extend for five years. All warranties provide for replacement with a comparable Electro product or issuance of a credit at Electro's discretion. Product returns are not material to Electro's results of operations.

CERTAIN PATENTS, TRADEMARKS AND LICENSES

         Electro's policy is to protect its proprietary position by, among other methods, filing United States and select foreign patent applications to protect the technology that is important to the development of the business. Pursuant to provisions adopted under the General Agreement on Tariffs and Trade, patents in force on June 8, 1995, are entitled to a patent term of the longer of 17 years from issuance or 20 years from the earliest filing date of the patent. Electro currently holds six patents in the U.S. (one of which is owned jointly with another party) and has one application pending. The last to expire of Electro's patents will remain in effect until 2015. Electro has also obtained certain patents in its principal overseas markets. The following are Electro's current material patents:


UNITED STATES PATENTS                 DESCRIPTION                DATE OF ISSUE
---------------------                 -----------                -------------

    4,699,157             Pacing Catheter and Method for            10/13/87
                             Making Same

    4,790,825             Closed Chest Cannulation Method           12/13/88
                             and Device for Atrial Major
                             Artery

    5,190,050             Tip Deflectable Steerable Catheter          3/2/93

    5,358,479             Multiform Twistable Tip                   10/25/94
                             Deflectable Catheter

    5,571,085             Steerable Open Lumen Catheter              11/5/96

    5,718,701*            Ablation Electrode                         2/17/98

----------------
* owned jointly with another party

         Although Electro holds such patents, it believes that its business as a whole is not or will not be materially dependent upon patent protection. However, Electro will continue to seek such patents as it deems advisable to protect its research and development efforts and to market its products. Electro believes that it is not infringing on any other party's patent. However, there can be no assurance that current and potential competitors will not file applications or apply for patents or additional proprietary rights relating to materials or processes used by Electro.

         Electro develops new products as a result of its own analysis of the needs of the market which it serves and as a result of needs perceived by physicians and researchers who work with Electro on the design and development of the devices and systems needed by them. In certain instances, Electro pays the cooperating physician or researcher a royalty based upon the revenues derived from the sales of the product to others.

         Electro also relies upon technical know-how and continuing technological innovation to develop and maintain its position in the market and believes that the success of its operations will depend largely upon such know-how and innovation. Electro requires employees and consultants to execute appropriate confidentiality agreements and assignments of inventions in connection with their employment or consulting arrangement with Electro.

         There can be no assurance that trade secrets will be established, that secrecy obligations will be honored or that competition will not independently develop superior or similar technology.

RESEARCH AND DEVELOPMENT

         Electro's research and development activities are devoted primarily to the design and development of new products and enhancements to existing products. For the three years ended August 31, 1997, Electro incurred aggregate direct expenses of approximately $2,824,000 for research and development activities, including new product development, of which approximately $882,000 was attributable to fiscal year 1997, $1,010,000 to fiscal year 1996 and $932,000 to fiscal year 1995. All of such activities were sponsored by Electro. The major portion of such expenses was related to salaries and other expenses of personnel employed on a regular basis in research and development efforts. During fiscal years 1997 and 1996, Electro performed research and development and pre-production planning for an unrelated medical device company for which services Electro recognized $544,293 and $155,707 in revenues in such years, respectively. The costs associated with these revenues are shown in cost of sales and, as such, are not included in research and development expenses. In May 1997, the agreement-in-principle to perform contract research and development work for the medical device company, which work commenced in June 1996, was terminated at the request of the other company. The terms of the agreement-in-principle called for the other company to pay Electro a monthly fee of $150,000 for a period of one year. A definitive agreement was never executed. Electro received $600,000 for the work it had performed prior to termination and an additional $100,000 termination fee. As a result of the termination, Electro's revenues were adversely affected.

PRODUCTION AND SOURCES OF SUPPLY

         Electro manufactures its products in a 25,000 square foot facility it owns and another 10,000 square foot facility which it leases. Electro believes that these facilities have sufficient capacity to meet Electro's anticipated catheter needs for several years. The manufacturing of catheters is a complex process and each catheter is assembled and tested. Electro designs its catheters and manufactures a portion of the tubing, balloons, and many components with tooling and formulations developed by it or especially for it. Electro maintains facilities to manufacture tubing and balloons and for the production of catheters in the unique configurations required for their use. In addition, where more convenient or when the level of sophistication warrants it, Electro uses outside suppliers for certain components. Electro contracts out for the performance of sterilization. Although most components and processes are available from more than one vendor, certain components and processes are manufactured or provided by single vendors, some involving molds owned by Electro. Significant components for which Electro has only one source include tubing for catheters, connector pins used in pacing catheters, latex used in balloons, needles and certain packaging. Electro attempts to maintain an adequate supply of the components on hand in order to minimize any supply interruption from single source vendors to allow for time to locate and qualify a new vendor or to find a substitute for a single source. As such, there can be no assurance that Electro's ability to manufacture certain products will not be materially affected by single source vendors.

INSURANCE

         Electro maintains comprehensive general liability insurance coverage in the amount of $5,000,000 and products liability coverage in the amount of $2,000,000. Electro believes that such coverages are adequate and reasonable, however, no assurance can be given that the products liability coverage will be sufficient to protect Electro's assets against claims by users of its products or that Electro will be able to maintain such coverage (or obtain additional coverage) in the future at reasonable premium rates or at all, in which case its assets will be at risk in the event of successful claims by users of its products. Furthermore, Electro's liability coverage may not cover costs incurred by Electro under its product warranties (see - "Product Warranties" ) or costs incurred by Electro in the event of a product recall.

         Electro has no pending, threatened or actual claims as of this date, nor is Electro aware of any current circumstances that might give rise to such claims. However, Electro could be exposed to possible claims for personal injury or death resulting from the sale or subsequent malfunction of allegedly defective products.

EMPLOYEES


         As of September 30, 1998, Electro had 69 full-time employees. Of the total employees, 48 were engaged in manufacturing and quality control, 9 in general administration and executive activities, 8 in engineering and research and development, and 4 in sales and marketing. Electro is not a party to any collective bargaining agreement and considers its relations with its employees to be good.


GOVERNMENT REGULATION

         FEDERAL REGULATIONS. The products developed by Electro come under the jurisdiction of the FDA of the United States Department of Health and Human Services, as well as other Federal, state and local agencies and similar health authorities in foreign countries. The regulations promulgated by such agencies govern the introduction of new medical devices and modifications to approved devices, the observances of certain standards with respect to the manufacture and labeling of such devices, the maintenance of certain records and the reporting of potential product defects.

         The FDA Act regulates manufacturers of "medical devices." Electro's products are medical devices within the meaning of such Act. An amendment to the FDA Act providing for the classification of medical devices and the establishment of standards relating to their safety and effectiveness, scientific review of certain devices and the registration of manufacturers and others has been in effect since 1976 and has been supplemented by the Safe Medical Devices Act of 1991. Under these provisions, a manufacturer must obtain approval from the FDA of a new medical device before it can be marketed, which approval process requires, in the case of certain classes of medical devices, that the safety and efficacy of such devices be demonstrated by the manufacturer to the FDA through the conduct of an FDA approved clinical evaluation program. Under certain circumstances, the cost of obtaining such approval may be high and the process lengthy and no assurance can be given that approval will be obtained. Although Electro has received FDA approval to market its principal existing products, or is exempt from formal approval requirements as provided by law for those devices already in distribution before May 28, 1976, there can be no assurance that Electro will receive the requisite approvals to market additional products. Furthermore, any substitution by Electro of its current sources for certain raw materials utilized in its production processes will, if such substitution results in a change in the composition of the material, be subject to FDA approval, and there can be no assurance that such approvals will be obtained.

         Since the devices developed by Electro are intended for "human use", as defined by the FDA, Electro and such devices are subject to FDA regulations which, among other things, allow for the conduct of routine detailed inspections of device manufacturing establishments and require adherence to cGMP in the manufacture of medical devices which include testing, quality control, design and documentation requirements.

         In addition, certain other classes of medical devices must comply with industry-wide performance standards with respect to safety and efficacy promulgated by the FDA. The FDA has not yet developed industry-wide performance standards with respect to the safety and efficacy of those products manufactured by Electro which will be subject to such standards. When and if such standards are adopted, Electro will be required to submit data demonstrating compliance with the standards (during which period Electro may be permitted to continue to market products which have been previously approved by the FDA).

         In recent years, the FDA has pursued a more rigorous enforcement program to ensure that regulated businesses, like Electro, comply with applicable laws and regulations. Noncompliance with applicable requirements can result in fines, penalties, recall of products, suspension of production or the inability to obtain premarket clearance or approval for new products. Electro cannot predict the extent or impact of future Federal, State or local legislation or regulation.

         In February 1997, the FDA conducted an inspection and audit of Electro. At the conclusion of the audit, the FDA issued a number of observations regarding noncompliance by Electro with certain cGMP in the manufacture of its products. On March 11, 1997, the FDA issued a Warning Letter to Electro requesting that prompt action be taken to correct the violations. The areas of noncompliance include Electro's methods of


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investigation of device complaints, methods of validation of device sterilization, environmental monitoring procedures, methods of validation of extrusion processes which are used in the manufacture of certain of Electro's catheters and other quality assurance and record keeping requirements. Electro has communicated with the FDA its intentions to remedy the noncompliance, has established a plan and timetable to effectuate such remediation and has diligently worked to take the necessary corrective actions; Electro's actions have included the establishment of certain validation protocols, revisions to Electro's Quality System and Quality System Manual, the implementation of a program for environmental testing, the purchase of equipment for extrusion process validation and the institution of file and record keeping protocols. A subsequent FDA inspection in September 1997 indicated that while substantial progress has been made, not all corrective actions have been completed. Electro is continuing in its efforts to complete such actions and it is Electro's intention to inform the FDA by late October 1998 that it has completed such actions and is ready for reinspection. There can be no assurance, however, that Electro will be ready for such reinspection by late October 1998 nor that Electro will pass any such reinspection when it occurs. While Electro is currently under no restrictions by the FDA regarding the manufacture or sale of its products, Electro is unable to precisely determine the short-term economic impact of instituting the required corrective actions and there can be no assurance that the FDA will not take further action, including seizure of products, injunction and/or civil penalties, if the necessary corrective actions are not completed on a timely basis. At this time, Electro is unable to precisely determine the short-term adverse economic impact which will result from instituting the corrective actions, but the voluntary discontinuation of manufacturing of certain products and the delay in the sale of other products has adversely affected sales by an estimated 10%.

         EUROPEAN REGULATION. Many countries in which Electro markets its products regulate the manufacture, marketing and use of medical devices. Electro intends to pursue product approval or registration procedures for its new products in countries where it is marketing existing products as well as for new and existing products in additional countries where it believes there is a market for its products. The international registration and approval process is normally accomplished in coordination with its international distributors. In order for Electro to continue to sell certain of its products in the nations of the EEC after June 14, 1998, it must obtain certification, the CE Mark, from ISO. Since Electro has not yet obtained the CE Mark and is now unable to sell certain of its products in the Nations of the EEC (which account for approximately 17% of total revenues), international sales should be adversely affected in Europe for about the next six months or more. The effort to obtain the CE Mark is continuing and management of Electro is hopeful of obtaining this designation before the end of the calendar year on its major products in order to allow sales into this market. However, there can be no assurance that Electro will obtain the CE Mark or maintain the same level of revenue upon receiving the CE Mark as it did previously.

         Export sales of devices that have not received FDA marketing clearance generally are subject to export permit requirements. In order to obtain such a permit, Electro must provide the FDA with documentation from the medical device regulatory authority of the country in which the purchaser is located, stating that the sale of the device is not in violation of that country's medical device laws. In April 1996, new legislation was enacted to permit the export of devices unapproved in the U.S., if the product complies with the laws of the country and as long as the products are approved by any of the industrialized countries specified in the export reform legislation. Electro has received such clearance for its Circuit Breaker steerable catheter with temperature control for ablation and is currently distributing it outside the U.S.; sales of Electro's Circuit Breaker steerable catheter for the fiscal years ended August 31, 1997 and August 31, 1996 were approximately $87,000 and $180,000, respectively.

         Electro is also subject to various Federal, state and local laws pertaining to such matters as safe working conditions, environmental protection, fire hazard control and other regulations. Electro is not aware of any regulations with which it is not in compliance.

BACKLOG


         Electro typically does not operate with a significant backlog. The majority of product shipments in a quarter relate to orders received in that quarter. Electro's actual product shipments depend on its production capacity, manufacturing yields and component availability, among other factors. At September 30, 1998, Electro had a backlog of orders for its products which, aggregated, was approximately $206,000, as compared to approximately $661,000 at September 30, 1997. The prior year's total included orders totalling $312,000 from one



                                     -117-
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customer which had placed an annual order but now orders on a monthly basis.
Electro anticipates that substantially all of the backlog recorded at September 30, 1998 will be completed within the next twelve months.

COMPETITION IN THE INDUSTRY

         The medical technology industry is a highly competitive field, characterized by rapid technological advances, and Electro competes with many other companies on current products and products in the development stages. Many of these competitors have significantly greater financial, marketing, sales, distribution and technical resources than Electro. Rapid technological advances by Electro's competitors could at any time require that Electro redesign a portion of its product line. Accordingly, there can be no assurance as to the success of Electro's products in competition with such companies.

         Electro's older products compete primarily with those of larger companies that have greater resources and better distribution capabilities. The current principal basis of competition in these markets is price. Electro's limited resources make it less capable than larger competitors to offer aggressive pricing to meet competition. In addition, certain customers purchase catheters in blanket contracts which include products offered by Electro's larger competitors but not by Electro. For these reasons, Electro has not been able to compete effectively during recent years in the market for non-EP products.

         The electrophysiology market is also highly competitive and competition is expected to increase. These competitors currently include USCI, a division of C.R. Bard, Inc.; Mansfield and EP Technologies, divisions of Boston Scientific Corporation; CardioRhythm, Inc., a division of Medtronic, Inc.; Cordis-Webster Laboratories, a division of Johnson & Johnson, Inc. and Daig Corporation, a division of St. Jude Medical, Inc. These companies are more capable of offering a broader range of products to the cardiologist. Electro's ability to compete effectively in the future could be dependent upon broadening its range of products and/or forging an alliance with another company which would effect greater product diversity. Electro's electrophysiology products compete with other treatments, including prescription drugs, implantable cardiac defibrillators and open heart surgery.

         Electro's catheter ablation product is not yet approved for marketing in the U.S., but some competitors have developed products, specifically for use in catheter ablation, which are approved in the U.S. Due to certain development issues, clinical trials scheduled for 1997 were delayed. Electro plans to begin its clinical trials for ablation in fiscal year 1999 in order to seek approval to market these catheters domestically. The costs to perform such clinical trials are estimated at $150,000 which Electro anticipates would be funded from financing obtained in connection with the Merger. The primary competitive factors relative to other catheter ablation products are technical superiority, financial resources, the timing of regulatory approval, commercial introduction and quality. Electro's competitive position also depends on its ability to attract and retain qualified personnel, develop effective proprietary products and implement production and marketing plans. Electro hopes that it can effectively compete in this market.

PROPERTY

         Electro's principal manufacturing facilities and executive offices are located at 2100 Felver Court, Rahway, New Jersey, in premises which it purchased in 1976. This property secures part of the indebtedness to The T Partnership. Electro also leases a 10,000 square foot facility located in Avenel, New Jersey. The lease for the Avenel facility is on a month-to-month basis. These premises are suitable for all of Electro's current and foreseeable production, development and administrative functions.

LEGAL PROCEEDINGS

         In September 1997, a Superior Court jury in Middlesex County, New Jersey found Electro liable for age discrimination in connection with its termination of an employee in April 1994. The jury awarded the terminated employee $283,000 plus attorney's fees and expenses and prejudgment interest in the combined amount of approximately $47,990. Electro also incurred legal costs from September 1996 through September 1997 in the


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amount of approximately $115,665 which is also included in the litigation expense in the accompanying 1997 Statements of Operations. Electro filed an appeal of the judgment.

         Pending Electro's appeal, the plaintiff, in an effort to execute upon the judgment rendered in his favor, levied on certain of Electro's bank accounts, thereby freezing the available funds. Notwithstanding management's belief that Electro had arguments supporting its appeal, management weighed the considerable cash requirements of an appeal bond, the costs of continued efforts relative to the appeal, and the need to vacate the levies to satisfy Electro's immediate cash requirements, against the likelihood of prevailing on its appeal and the terms of a possible settlement and, on April 8, 1998, Electro entered into a settlement agreement (the "Settlement Agreement") with the plaintiff.

         Under the key terms of the Settlement Agreement, the matter has been settled for the sum of $305,000 payable as follows: (i) by a lump sum payment of $65,000 within five business days of the date of the Settlement Agreement; and
(ii) the remaining balance, bearing interest at the rate of 6% per annum, payable in monthly installments of $10,000, plus interest, commencing July 1, 1998. The Settlement Agreement provides that a default in any monthly payment which remains unpaid for a period of ten days after notification of not having been received by the plaintiff, shall allow the plaintiff to declare a default and accelerate the payment of the entire outstanding balance with interest. Electro has made the payments due to date on a timely basis.

         Electro is currently a party to certain litigation incident to the normal conduct of its business. In March 1997, a female employee of Electro, holding the position of field sales representative, filed a complaint against Electro with the Equal Employment Opportunity Commission (the "EEOC") alleging sex discrimination. In October 1997, subsequent to Electro's response to the allegations and to the EEOC's investigation thereof, the EEOC dismissed the complaint upon a finding that no violation had occurred. In February 1998, the employee filed a lawsuit against Electro making the same allegations as in her EEOC complaint. In light of the foregoing and based upon management's discussions with its counsel on this matter, it believes that the allegations are groundless and that the final outcome of such litigation will not have a material adverse effect on Electro's financial position.

                 ELECTRO MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RECENT DEVELOPMENTS


         For each of the first three quarters of fiscal year 1998, the average sales were approximately $1,400,000 and the average loss was approximately $300,000. The preliminary unaudited results for the fourth quarter indicate a decrease of about $200,000 from the average quarterly sales and about a $100,000 decrease from the average quarterly loss. Electro instituted a major cost reduction program including personnel cutbacks that resulted in considerable savings that more than offset the reduction in sales. A sizeable portion of the decrease in sales is attributable to not having the CE Mark for sales in certain European countries. Electro is in the process of working to obtain the CE Mark. Management continues its endeavors to implement cost reduction programs. Management believes that there has not been a material adverse change in the financial position of Electro during the fourth quarter.


LIQUIDITY AND CAPITAL RESOURCES

         At May 31, 1998, working capital decreased $762,242 to $195,932 from fiscal year ended August 31, 1997. The current ratio was 1.1 to 1 at May 31, 1998 as compared to 1.6 to 1 at fiscal year ended August 31, 1997. Net cash used in operating activities was $460,956 for the nine months ended May 31, 1998 as compared to $103,613 used in operating activities for the nine months ended May 31, 1997. This increase in cash required for operations is primarily attributed to the increase in Electro's losses for the nine-month period, increase in other assets which is primarily associated with the expenses in connection with the proposed Merger, higher inventories and increase in accounts payable offset by a decrease in accounts receivable and other current assets. Electro was able to satisfy its cash requirements with borrowings from The T Partnership, cost saving measures (especially in

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the sales and marketing area, where field sales personnel have not yet been replaced), cash on hand and extension of its accounts payable.

         In April 1998, rather than await a decision of its appeal, Electro settled a certain age-discrimination lawsuit to which it was a party and under which judgment, at the trial level, had been entered against it in the amount of approximately $330,990. See "BUSINESS OF ELECTRO - Legal Proceedings." The settlement, in the amount of $305,000, provides for a lump sum payment of $65,000, with the balance, bearing interest at the rate of 6% per annum, payable in monthly installments of $10,000, plus interest, commencing on July 1, 1998. The settlement further provides that a default in any monthly payment remaining unpaid for a period of ten days after notification of not having been received by the plaintiff, allows the plaintiff to declare a default and accelerate the payment of the entire outstanding balance with interest. Electro has made the payments due to date on a timely basis.

         The rate of interest on the debt to the T Partnership is 12% per annum on any outstanding balance and is payable monthly. Electro made scheduled monthly principal payments of $25,000 for four months beginning on September 1, 1996. The scheduled monthly principal payments were then deferred to September 1, 1998. Any remaining balance is due on August 1, 2003. The loan is secured by Electro's property, building, accounts receivable, inventories and machinery and equipment. Electro is to prepay the outstanding balance in the event Electro is merged into or consolidated with another corporation or Electro sells all or substantially all of its assets, unless The T Partnership and Electro agree otherwise. The T Partnership has waived the prepayment of the outstanding balance in order to facilitate the Merger. See "MERGER - Redemption of The T Partnership Debt."


         Under the provisions of the agreement with The T Partnership, Electro is obligated to comply with certain financial covenants, to be tested on a monthly basis. Non-compliance by Electro allows The T Partnership to declare an Event of Default and accelerate repayment of indebtedness. As of August 31, 1997, Electro was not in compliance with this financial covenant. However, in November 1997, The T Partnership agreed not to exercise its right to accelerate the repayment of indebtedness through September 1, 1998 as a result of non-compliance with the aforementioned financial covenant and the nonpayment of principal payments in the 1998 fiscal year. The T Partnership has also agreed to a modification to the financial covenant. Electro is currently in compliance with such covenant. In September 1997, in December 1997, in January 1998, in May 1998, and in July 1998 Electro borrowed additional amounts from The T Partnership, in each case in the amount of $100,000, under substantially the same terms and conditions as its previous borrowings, without issuing any additional warrants. Under the current arrangement, Electro is obligated to comply with a financial covenant to be tested on a monthly basis. Non-compliance by Electro with such covenant would allow The T Partnership to declare an event of default and accelerate repayment of indebtedness. Electro is currently in compliance with the covenant. The total indebtedness due to The T Partnership at September 30, 1998 was approximately $2.5 million.

         Under the provisions of the original agreement, The T Partnership was granted warrants which permit The T Partnership to purchase 166,667 shares of Electro's Common Stock at a price of $3.25 per share. The August 1995 Lending Agreement provides that The T Partnership surrender its warrants and be granted a new warrant to purchase 500,000 shares of Electro's Common Stock at a price of $0.9875 per share in exchange for the surrendered warrant. No additional warrants were issued as a result of subsequent borrowings. A value has been allocated to the warrants based upon their estimated fair market value at the date of the agreement. Such amount ($50,000) is amortized as additional interest expense over the term of the indebtedness. The unamortized balance is shown in other assets in the accompanying 1997 and 1996 balance sheets. The warrants are immediately exercisable and expire on August 1, 2001. As of September 30, 1998, these warrants remain outstanding.


         The report of Electro's independent auditors on Electro's financial statements, included elsewhere herein, includes an explanatory paragraph which states that Electro's recurring losses and limited working capital raise substantial doubt about Electro's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. During fiscal year 1997, Electro was able to satisfy its cash shortfall from operating activities with the borrowings from The T Partnership, and advances from an unrelated company to perform contract research and development, as well as cash on hand. Electro's ability to continue with its plans is contingent upon its ability to obtain sufficient cash flow from operations or to obtain additional financing. Electro has had difficulty in paying its obligations and, as a result, has delayed payments to

                                     -120-
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vendors. Electro continues to re-evaluate its plans to obtain funds. The contemplated Merger is contingent upon Electro and Cardiac raising sufficient capital to support each company's product development efforts. Management believes that this Merger can offer advantages to both companies by, among other benefits, providing economies of scale and elimination of redundancies. However, there can be no assurance that the Merger will occur or that Electro will be able to generate the funding required. Further, there can be no assurance that consummation of the Merger will yield positive operating results in the future.

         Electro does not plan to pay dividends in the near future.

RESULTS OF OPERATIONS

FISCAL QUARTER AND NINE MONTHS ENDED MAY 31, 1998 COMPARED TO FISCAL QUARTER AND NINE MONTHS ENDED MAY 31, 1997

         OVERVIEW. Net revenues declined $216,417 (12.6%) and $985,713 (19.2%), respectively, for the three and nine months ended May 31, 1998 as compared to the three and nine months ended May 31, 1997. Product revenues increased $31,210 (2.1%) for the three months ended May 31, 1998 as compared to the same three month period in the prior fiscal year. However, product revenues decreased $471,238 (10.7%) for the nine months ended May 31, 1998 as compared to the same period in the prior fiscal year. Contract research and development declined $240,529 (100%) and $544,293 (100%), respectively, for the three and nine months ended May 31, 1998 as compared to the three and nine months ended May 31, 1997. Licensing fees and royalty income increased $11,902 for the three months ended May 31, 1998 and declined $33,309 for the nine-month period. For the nine months ended May 31, 1998 sales to an OEM customer increased $63,727, however, revenues from this customer declined $19,000 for the three-month period ended May 31, 1998.

         SALES. Domestic sales decreased $74,266 (7.4%) and $353,934 (11.6%) for the three and nine months ended May 31, 1998, respectively, as compared to the same periods in the prior year. These decreases are primarily due to Electro not having an approved electrophysiology ablation catheter, lack of new products, a continued decline in demand for Electro's older products in pacing and monitoring, backorders, as well as the impact of not replacing sales representatives who have left Electro. International revenues decreased $117,304 (8.6%) for the first nine months of fiscal year 1998 as compared to the first nine months of fiscal year 1997. The decline in international revenues for the nine-month period is attributed to the lack of new products, lower demand for Electro's electrophysiology products, product redesign problems, lower prices due to competition and backorders. For the three months ended May 31, 1998, international revenues increased $105,476 (23.5%) as compared to the three months ended May 31, 1997. This increase is attributed to new business in countries where Electro has had representation and the timing of orders from distributors. This increasing trend is not expected to continue in the near term. International sales should be adversely affected in Europe (approximately 17% of total revenues) for the next six months or more as Electro was not able to obtain the CE Mark on its products on a timely basis, in order to continue to sell into this market. The effort to obtain the CE Mark is continuing and management of Electro is hopeful of obtaining this designation before the end of the calendar year on its major products in order to continue selling into this market. However, there can be no assurance that Electro will obtain the CE Mark or maintain the same level of revenue upon receiving the CE Mark as it did previously.

         Electro's insufficient financing has hampered its ability to introduce new products to market and to correct the redesign issues, in order to maintain sales at its prior levels.

         GROSS PROFITS. Gross profit dollars decreased $253,622 (39.8%) and $963,846 (42.3%), respectively, for the three and nine months ended May 31, 1998 as compared to the three and nine months ended May 31, 1997. This decrease is primarily attributed to decreased production levels related to the lower sales volume. The decreased production levels caused the cost of goods sold of the catheters to increase due to less efficient labor utilization and a greater amount of fixed overhead allocated to each catheter produced. The increased cost of goods sold is also attributable to write-offs of certain inventories which were scrapped for sterilization samples, evaluation and testing failures and the increased cost associated with regulatory compliance. The lower volume continues to negatively impact gross profit.

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

         SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses decreased $151,670 (27.0%) and $234,018 (13.3%), respectively, for the three and nine months ended May 31, 1998 as compared to the same periods last year. The three months ended May 31, 1998 includes an adjustment of $144,068 to reclassify expenses associated with the Merger to other assets. Excluding this adjustment, selling, general and administrative expenses decreased only $35,602 (6.3%) for the three months ended May 31, 1998 as compared to the three months ended May 31, 1997. The decreases primarily reflects lower domestic and international selling expenses substantially attributable to the loss of field sales personnel that have not yet been replaced and to cutbacks in international activities.

         ENGINEERING, RESEARCH AND DEVELOPMENT EXPENSES. Research and development expenses decreased $106,464 (47.3%) and $256,755 (38.2%), respectively, for the three and nine months ended May 31, 1998 as compared to the same periods in the prior fiscal year. This decrease reflects the lower level of research and development efforts. The decrease is primarily attributed to decreased personnel and lower material, supply, consulting and recruiting expenses. In the prior fiscal year, costs associated with billable research and development activities were charged to cost of revenues. There were no contract research and development activities during the nine months ended May 31, 1998.

         OTHER INCOME AND EXPENSES. Interest expense increased as a result of the increased borrowings from The T Partnership and interest on capitalized lease obligations.

FISCAL YEAR ENDED AUGUST 31, 1997 COMPARED TO FISCAL YEAR ENDED AUGUST 31, 1996

         OVERVIEW. Net revenues declined $713,998 (9.7%) for the fiscal year ended August 31, 1997 as compared to the fiscal year ended August 31, 1996. Product revenues declined $1,148,149 (16.4%) for the fiscal year ended August 31, 1997 in addition to a decline in revenues from an OEM customer of $64,133. These declines were partially offset by an increase in contract research and development revenues of $388,586, which included a $100,000 termination fee from a contract research and development effort and $109,698 received from licensing certain of Electro's technology. Gross profit dollars decreased $675,982 (20.6%) for the fiscal year ended August 31, 1997 as compared to the fiscal year ended August 31, 1996. This decrease is primarily attributed to decreased production levels related to the lower sales volume as well as the write-off of certain inventories. The gross profit percentage for the fiscal year ended August 31, 1997 was 39.2% as compared to 44.6% for the fiscal year ended August 31, 1996. The lower volume continues to adversely impact gross profit. The net loss for the fiscal year ended August 31, 1997 was $1,354,942 or $0.21 per share as compared to a net loss of $892,940 or $0.14 per share for the fiscal year ended August 31, 1996.

         During the past eighteen months, Electro has devoted much of its engineering efforts to its contract research and development customer and OEM business. This strategy has adversely affected product sales, but Electro hopes that this strategy will yield more positive results in the long-term as Electro continues to investigate opportunities to capitalize on its catheter technology and manufacturing capabilities. In May 1997, the agreement-in-principle to perform contract research and development work for a medical device company, which work commenced in June 1996, was terminated at the request of the other company. The terms of the agreement-in-principle called for the other company to pay Electro a monthly fee of $150,000 for a period of one year. A definitive agreement was never executed. Electro received $600,000 for the work it had performed and also received a $100,000 termination fee. As a result of the termination, Electro's revenues were adversely affected in the short-term. Electro's OEM business may partially offset the lost revenues from the termination.

         SALES. Direct domestic sales decreased $678,405 (14.4%) for the fiscal year ended August 31, 1997 as compared to the fiscal year ended August 31, 1996. This decrease is primarily due to Electro not having an approved electrophysiology ablation catheter, lack of new products as Electro had focused its attention on the contract research and development and OEM business, a continued decline in demand for Electro's older products in pacing and monitoring, backorders, as well as the impact of not replacing sales representatives who have left Electro. International revenues decreased $496,254 (21.4%) for 1997 as compared to 1996. The decline in international revenues is attributed to the insufficiency of new products as Electro had focused its attention on the contract research and development and OEM business, lower demand for Electro's electrophysiology products, product redesign requirements, lower prices due to competition and backorders.

         GROSS PROFITS. Gross profit dollars decreased $675,982 (20.6%) for the year ended August 31, 1997 as compared to the prior year. This decrease is primarily attributed to decrease production levels related to the lower sales volume as well as the write-off of certain inventories. The decreased production levels caused the cost of goods sold of the catheters to increase due to less efficient labor utilization and a greater amount of fixed overhead allocated to each catheter produced. The gross profit percentage for the year ended August 31, 1997 was 39.2% as compared to 44.6% for the year ended August 31, 1996. The lower volume continues to adversely impact gross profit.

         SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses decreased $570,864 (19.3%) for the fiscal year ended August 31, 1997 as compared to the fiscal year ended August 31, 1996. This decrease primarily reflects lower domestic marketing and selling expenses of $641,690 (32.5%), mostly attributed to the departure of field sales personnel that have not yet been replaced. This decrease was partially offset by an increase in the provision for bad debt which resulted from non-payments by an international distributor experiencing cash flow problems.

         ENGINEERING, RESEARCH AND DEVELOPMENT EXPENSES. Research and development expenses decreased $128,345 (12.7%) for the fiscal year ended August 31, 1997 as compared to the fiscal year ended August 31, 1996. The decrease is primarily attributed to the transfer of expenses to costs of revenues associated with billable research and development activities in addition to lower material purchases and consulting fees. These decreases were partially offset by higher expenses for new personnel.

         OTHER INCOME AND EXPENSES. Interest expense increased primarily as a result of the increased borrowings from The T Partnership and interest associated with capitalized leases for equipment. Litigation expense for 1997 represents the jury award to a terminated employee as a result of an age discrimination suit and Electro's legal costs from September 1996 to defend this action.

FISCAL YEAR ENDED AUGUST 31, 1996 COMPARED TO FISCAL YEAR ENDED AUGUST 31, 1995

         OVERVIEW. During 1996, Electro entered into a joint venture arrangement with one of the leading centers for electrophysiology in the U.S. to develop products for the diagnosis of ventricular tachycardia. Electro also began to develop products in the therapeutic area of atrial fibrillation. In June 1996, Electro received an advance of $300,000 from an unrelated party to perform research and development and pre-production planning. In September 1996, Electro reached a verbal agreement-in-principle to perform further research and development and production for this company pursuant to which Electro was to receive a monthly fee of $150,000 for a period of one year for this effort. As noted above, this arrangement was never formalized and has now been terminated. In October 1996, Electro reached a formal agreement to license certain of its technology to another medical device company that is in a market segment in which Electro does not participate.

         SALES. Net revenues increased $99,012 (1.4%) for the fiscal year ended August 31, 1996 to $7,362,436 as compared to the fiscal year ended August 31, 1995. Total domestic sales decreased $416,351 (7.9%) while international sales increased $359,656 (18.3%) for fiscal year 1996 as compared to fiscal year 1995. In addition, Electro had revenues of $155,707 in fiscal year 1996 related to the performance of research and development activities for a third party. The decline in domestic sales is attributed to a decline in sales in several of Electro's product lines, especially Electro's steerable catheters, and the loss of field sales personnel that have not yet been replaced. The increase in international sales is attributed to an increase in sales of Electro's traditional and electrophysiology products, including sales to distributors in countries where Electro had not previously been represented.

         GROSS PROFITS. Gross profit dollars decreased $118,899 (3.5%) in fiscal year 1996 as compared to the prior year. This decrease in gross profit is attributed primarily to the increased fourth quarter production costs and write-offs of certain inventories. The gross profit percentage for fiscal year 1996 was 44.6% as compared to 46.8% for fiscal year 1995. Gross profit for fiscal year 1996 also included the positive impact of selling directly to hospitals in the northeast region rather than through a distributor, as previously accomplished, which required discounts. In December 1995, Electro reduced its manufacturing staff as a result of lower than anticipated demand. Gross profit was also negatively affected as a result of this labor reduction, since overhead expenses were allocated over a smaller direct labor pool. In October 1996, Electro again reduced its workforce.

         SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses decreased by $483,820 (14.1%) for fiscal year 1996 as compared to fiscal year 1995. This decrease primarily reflects lower domestic marketing and selling expenses. This decrease is attributed to the departure of some of Electro's sales representatives and the Director of Clinical Development who have not been replaced. This decrease was offset partially by hiring an International Marketing Manager.

         ENGINEERING, RESEARCH AND DEVELOPMENT EXPENSES. Research and development expense increased by $78,117 (8.4%) for fiscal year 1996 as compared to the prior fiscal year. The increase is attributed to an increase in personnel, consulting fees and purchases of materials and supplies for new product development.

         OTHER INCOME AND EXPENSES. Interest expense increased in fiscal year 1996 as a result of increased borrowings from The T Partnership (see Note 7 of the Notes to the Financial Statements included in response to "Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K").

         The net loss for fiscal year 1996 was $892,940 or $.14 per share as compared to a loss of $1,135,890 or $.18 per share for fiscal year 1995.

OPERATING TRENDS AND UNCERTAINTIES

         SALES. The ability of Electro to attain a profitable level of operations is dependant upon expansion of sales volume, both domestically and internationally, and continued development of new and advanced products. Many countries in which Electro markets its products regulate the manufacture, marketing and use of medical devices. Electro intends to pursue product approval or registration procedures in countries where it is marketing its products. The international registration and approval process is normally accomplished in coordination with its international distributors. In order for Electro to continue to sell certain of its products in the nations of the EEC, Electro must obtain certification, the CE Mark, from ISO. Since Electro has not yet obtained the CE Mark and is now unable to sell certain of its products in the notions of the EEC, international sales should be adversely affected in Europe (which account for approximately 17% of total revenues) for about the next six months or more. The effort to obtain the CE Mark is continuing and Electro is hopeful of obtaining this designation before the end of the calendar year on its major products in order to continue selling into this market. However, there can be no assurance that Electro will obtain the CE Mark or maintain the same level of revenue upon receiving the CE Mark as it did previously.

         YEAR 2000 ISSUE. Electro is reviewing its computer programs and systems to ensure that the programs and systems will function properly and be Year 2000 compliant. Management of Electro presently believes that the Year 2000 issue will not pose significant operational problems for Electro's computer systems. The estimated cost of Electro's review and assessment efforts is not expected to be material to Electro's financial position or any year's result of operations, although there can be no assurance of this result. In addition, the Year 2000 issue may impact other entities with which Electro transacts business, and Electro cannot predict the effect of the Year 2000 issue on such entities. Electro is contacting its major vendors to ascertain if any potential problems exist.

INFLATION AND CHANGING PRICES

         In the opinion of Electro's management, the rate of inflation during the past two fiscal years and for the nine months ended May 31, 1998 has not had any material impact on Electro's operations. Because of the implementation of cost containment and new Medicare regulations, any increase in sales revenues is expected to result from an increase in the volume of business rather than from an increase in selling prices. Electro's pricing structure may not reflect inflation rates, due to constraints of Medicare regulations, market conditions and competition.

RECENT ACCOUNTING PRONOUNCEMENT

         In June 1997, the FASB issued FAS 130 and FAS 131. FAS 130 establishes standards for reporting and displaying comprehensive income, its components and accumulated balances. FAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. Both FAS 130 and FAS 131 are effective for periods beginning after December 15, 1997. Because of the recent issuance of the standards, management has been unable to fully evaluate the impact, if any, they may have on future financial statement disclosures.

         In June 1998, the FASB issued FAS No. 133. FAS 133 requires companies to recognize ALL derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may specifically be designated as a hedge, the objective of which is to match the timing of gain or loss recognition of: (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk; or (ii) the earnings effect of the hedged transaction. For a derivative NOT designated as a hedging instrument, the gain or loss is recognized as income in the period of change. FAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999.

                              MANAGEMENT OF ELECTRO

DIRECTORS AND EXECUTIVE OFFICERS OF ELECTRO

 NAME, AGE, AS OF SEPTEMBER 30, 1998
  AND POSITIONS AND OFFICES HELD         BUSINESS EXPERIENCE DURING PAST 5 YEARS AND
           WITH ELECTRO                             PRINCIPAL OCCUPATION
------------------------------------ ----------------------------------------------------
Abraham H. Nechemie, Age 74;         Business Consultant. Formerly a partner in Wiss &
Director since 1992(1)               Company, a certified public accounting firm.
                                     Retired from the firm in 1985.

Ervin Schoenblum, Age 58;            Acting President and Chief Operating Officer since
Director since 1992                  December 1993. Management Consultant for over
                                     five years. Advisor to Electro since February
                                     1989.

Lee W. Affonso, Age 49;              Vice President of Electro since July 1992 except
Vice President                       for the period from September, 1993 to December
                                     1993 when he served as Senior Sales Specialist.

Robert W. Kokowitz, Age 43;          Vice President of Electro since July 1992.
Vice President

Joseph P. Macaluso, Age 46;          Chief Financial Officer since May 1987.
Treasurer and Chief Financial
Officer

Susan J. Steiner, Ph.D., Age 48;     Vice President of Electro since September 1997.
Vice President                       Director of Regulatory Affairs and Quality
                                     Assurance since January 1997.
                                     Vice President of Regulatory
                                     Affairs at Biosearch Medical
                                     Products, Inc., 1994 to 1997;
                                     Visiting Professor at Rutgers
                                     University 1992 to 1993.

Nicholas G. Accisano, Age 45;        Vice President of Electro since September 1997.
Vice President                       Director of New Product Development for over

                                     -125-

                                     the past five years.

-------------------
(1) Member of audit committee.

         Electro's directors' terms will expire when their successors are elected and qualify at the annual meeting of stockholders. Electro's Officers serve for a period of one year and until their successors are elected by the Electro Board.

         On December 6, 1993, the Electro Board elected Mr. Ervin Schoenblum Acting President replacing Mr. Max Lee Hibbs, former President, who resigned in September, 1993.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Each Director and Executive Officer, and each person owning beneficially more than ten (10) percent of a registered class of Electro's equity securities, is required to file reports of ownership and changes in ownership with the SEC, and furnish Electro with copies of all such reports.

         Based solely upon Electro's review of the copies of such forms received by it, pursuant to Section 16(a) and to written representations of its incumbent directors, officers and beneficial owners of more than 10% of Electro Common Stock, Electro believes that, during the period September 1, 1996 to August 31, 1997, all filing requirements applicable to its directors, officers and owners of more then 10% of Electro Common Stock were complied with.

             ELECTRO DIRECTORS' AND EXECUTIVE OFFICERS' COMPENSATION

SUMMARY COMPENSATION

      The following table sets forth information about the compensation earned by, awarded or paid to Electro's officers (whose total compensation for the fiscal year ended August 31, 1997 exceeded $100,000) for services rendered in all capacities to Electro during each of the fiscal years ended August 31, 1997, 1996 and 1995.

                                       SUMMARY COMPENSATION TABLE

                              FISCAL
                               YEAR                             SECURITIES
        NAME AND               ENDED           ANNUAL           UNDERLYING         ALL OTHER
   PRINCIPAL POSITION       AUGUST 31,         SALARY          OPTIONS (1)       COMPENSATION
-------------------------- -------------- ----------------- ------------------- ----------------
Ervin Schoenblum               1997           $  105,000                    -           -
Acting President               1996           $  102,000                    -           -
                               1995           $   86,000               25,000           -

Lee W. Affonso                 1997           $  105,000                    -           -
Vice President                 1996           $  112,000                    -           -
                               1995           $  117,000                    -           -

Joseph P. Macaluso(2)          1997           $   83,000                    -     $19,000
Treasurer & Chief              1996           $   83,000                    -     $19,000
Financial Officer              1995           $   83,000                    -     $18,000

-------------------
(1) The table reflects the number of options granted under Electro's Incentive Stock Option Plans.

(2)  All other compensation represents commissions on international sales.

         Stock options are also granted to officers and are determined by the Electro Board based upon the individual's contribution to Electro. During fiscal year 1997, no options were granted to the named executive officers.

         Electro has no compensation committee, nor does the Electro Board have a committee performing similar functions. Ervin Schoenblum, Electro's Acting President, participated in deliberations of the Electro Board concerning executive officer compensation.

OPTION GRANTS IN LAST FISCAL YEAR

         During fiscal year 1997, no options were granted to those persons named in the preceding Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information concerning the value of unexercised stock options at August 30, 1997 for those persons named in the Summary Compensation Table.

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                    FISCAL YEAR-END OPTION VALUES TABLE

                                                                   NUMBER OF SECURITIES        VALUE OF
                                                                        UNDERLYING           UNEXERCISED
                                                                       UNEXERCISED           IN-THE-MONEY
                                                                        OPTIONS AT            OPTIONS AT
                                                                          FY-END             FY-END(1)
                         SHARES ACQUIRED            VALUE              EXERCISABLE/          EXERCISABLE/
        NAME               ON EXERCISE            REALIZED             UNEXERCISABLE        UNEXERCISABLE
---------------------- --------------------- -------------------- ------------------------ -----------------
Ervin Schoenblum                -                     -               48,000/32,000              $0/$0
Lee W. Affonso                  -                     -               21,900/14,600              $0/$0
Joseph P. Macaluso              -                     -               21,900/14,600              $0/$0

-------------------
(1) Calculated on the basis of fair market value of the underlying securities at August 31, 1997 less the exercise price.

COMPENSATION OF DIRECTORS

         For their service on the Electro Board, each outside director is entitled to receive the sum of $1,000 for each of the Electro Board meetings attended.

STOCK OPTION PLANS

         On May 20, 1987, Electro's stockholders approved the 1987 Incentive Stock Option Plan (the "1987 Plan"). Under the 1987 Plan, 225,000 shares of authorized but unissued shares of Electro Common Stock were set aside for the issuance of options to be granted to officers and other key employees rendering services and making contributions to Electro. Pursuant to the 1987 Plan, options may be granted at not less than their fair market value at the date of grant and are exercisable at such time provided by the grants during the five-year period beginning on the date of grant.

         On May 23, 1990, Electro's stockholders approved the 1990 Incentive Stock Option Plan (the "1990 Plan"). The terms of the 1990 Plan are substantially the same as the terms of the 1987 Plan. Under the 1990 Plan, 225,000 shares of Electro Common Stock were reserved for issuance.

         On July 15, 1992, Electro's stockholders approved the 1992 Incentive Stock Option Plan (the "1992 Plan"). The terms of the 1992 Plan are substantially the same as the terms of the 1987 and 1990 Plans. Under the 1992 Plan, 225,000 shares of Electro Common Stock were reserved for issuance.

         On April 1, 1992, the Electro Board adopted the 1992 Non-Qualified Stock Option Plan (the "Non-Qualified Plan") pursuant to which options to purchase 200,000 shares of Electro Common Stock may be granted to directors, officers and key employees. Options under the Non-Qualified Plan may be granted at a price determined by the Electro Board, which price may not be less than 80% of the fair market value at the date of grant. Options are exercisable at such time provided by the grants, but each option granted shall terminate no later than five years after the date of grant.

         In July 1994, Electro extended the expiration date of certain outstanding options held by two members of the Electro Board. The extension relating to a total of 44,500 shares of Electro Common Stock, affected options having an exercise price per share of $.875 at the date of grant and a fair market value of $1.25 per share at the date of extension. The difference between the price at the date of grant and the fair market value at the date of its extension has been recorded as compensation expense and is being amortized over the extension period.

         In October 1994, the Electro Board voted in favor of offering all employees, officers and directors holding options at a price greater than $1.00 per share the opportunity to have those options replaced by stock options at an exercise price of $1.00 per share, representing the fair market value thereof at that time. Accordingly, options to purchase 384,300 shares of Electro Common Stock were terminated and an equal number of new options were issued. In addition, Electro also granted an option to purchase 25,000 shares of Electro Common Stock to Electro's Acting President at an exercise price of $1.00 per share.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                            AND MANAGEMENT OF ELECTRO

CERTAIN BENEFICIAL OWNERS


         Set forth below is information concerning persons (including any "group" as that term is used in Section 13(d) (3) of the Securities Exchange Act of 1934) known to Electro to own more than 5% of the common stock, of Electro as of September 30, 1998.



    NAME AND ADDRESS                AMOUNT AND NATURE       PERCENTAGE OF
   OF BENEFICIAL OWNER            OF BENEFICIAL OWNERSHIP      CLASS (1)
-------------------------         -----------------------   -------------

The T Partnership, L.L.P.             2,464,844 (3)             35.3%
c/o Wiss & Co.
354 Eisenhower Pkwy.
Livingston, NJ 07039 (2)

Fred Lafer                            2,464,844                 35.3%
c/o The Taub Foundation

    NAME AND ADDRESS                AMOUNT AND NATURE       PERCENTAGE OF
  OF BENEFICIAL OWNER            OF BENEFICIAL OWNERSHIP      CLASS (1)
---------------------            -----------------------    -------------

300 Frank W. Burr Blvd.
Teaneck, NJ 07666

Abraham H. Nechemie                    2,469,844 (4)            35.3%
Wiss & Co.
354 Eisenhower Pkwy.
Livingston, NJ  07039

Ervin Schoenblum                       2,528,844 (5)            35.9%
c/o Electro-Catheter Corporation
2100 Felver Court
Rahway, NJ 07065

Stephen D. Shapiro                     2,464,844                35.3%
20 Old Post Road
E. Setauket, NY 11733

Henry Taub                             2,464,844                35.3%
c/o The Taub Foundation
300 Frank W. Burr Blvd.
Teaneck, NJ 07666

Bruce Paul                                58,400                10.3%
1 Hampton Road
Purchase, NY 10577

--------------------
(1) The common stock deemed to be owned which is not outstanding but subject to warrants and currently exercisable options is deemed to be outstanding for the purpose of determining the percentage of all outstanding common stock owned. The same shares may be held beneficially by more than one owner resulting in the total percentage being greater than 100%.

(2) The T Partnership, L.L.P. is a New Jersey limited liability partnership (formerly The T Partnership, a New Jersey general partnership) consisting of Fred Lafer (10% equity interest), Abraham H. Nechemie (5% equity interest), Ervin Schoenblum (5% equity interest), Stephen D. Shapiro (10% equity interest) and Henry Taub (70% equity interest). The T Partnership disclaims any beneficial ownership of shares issuable upon currently exercisable stock options held by each of Messrs. Nechemie and Schoenblum.

(3) Includes 83,344 and 500,000 shares which The T Partnership has the right to acquire pursuant to outstanding warrants, which warrants are immediately exercisable at prices of $1.425 and $.9875 per share, respectively.

(4) Includes 5,000 shares issuable upon the exercise of currently exercisable stock options.

(5) Includes 64,000 shares issuable upon the exercise of currently exercisable stock options.

MANAGEMENT

         The following table sets forth the number of shares of common stock beneficially owned by each Director of Electro, each of the named executive officers named in the Summary Compensation Table set forth above as of

September 30, 1998, and the percentage of the outstanding shares such ownership represented at the close of business on September 30, 1998, together with information as to stock ownership of all directors and executive officers of Electro as a group as of September 30, 1998.


                                    AMOUNT AND NATURE OF          PERCENTAGE
NAME OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP         OF CLASS(4)
------------------------            --------------------         -----------

Abraham H. Nechemie                      2,469,844(1)               35.4%
Ervin Schoenblum                         2,528,844(1)               35.9%
Lee W. Affonso                              29,200(2)                0.5%
Joseph P. Macaluso                          29,200(2)                0.5%
All executive officers and
directors as a group (6 persons)         2,638,644(1)(3)            36.9%

-----------------
(1) Messrs. Nechemie and Schoenblum are partners in The T Partnership, which owns 1,881,500 shares of Electro Common Stock and has the right to acquire 583,344 shares pursuant to immediately exercisable warrants. Also included in the table above are currently exercisable options for the purchase of 5,000 and 64,000 shares held by Messrs. Nechemie and Schoenblum, respectively.

(2)  All 29,200 shares subject to currently exercisable options.

(3) Includes 184,200 shares subject to currently exercisable options held by all executive officers and directors of Electro (including those individually named in the table above).

(4) The common stock subject to currently exercisable options is deemed to be outstanding for the purpose of determining the percentage of all outstanding common stock owned.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF ELECTRO

         Electro has no compensation committee, nor does the Electro Board have a committee performing similar functions. Ervin Schoenblum, Electro's Acting President, participated in deliberations of the Electro Board concerning executive officer compensation.

         On October 11, 1993, Electro entered into an agreement with The T Partnership to borrow up to $1,000,000. Ervin Schoenblum, Electro's Acting President and Director, and Abraham Nechemie, also a Director of Electro, are partners in The T Partnership. On August 31, 1995, after Electro had drawn down all of the $1,000,000, Electro entered into an agreement with The T Partnership to borrow an additional $500,000 ("Lending Agreement"). In January 1996, Electro and The T Partnership agreed to a restructuring of its financing agreement. The T Partnership advanced an additional $200,000 to Electro and agreed to defer interest payments for a period of three months (interest payments were added to the outstanding principal on The T Partnership indebtedness) and in April 1997, Electro borrowed an additional $100,000 from The T Partnership under the same terms and conditions as its previous borrowing.

         The rate of interest on the debt is 12% per annum on any outstanding balance and is payable monthly. Electro made scheduled monthly principal payments of $25,000 for four months beginning on September 1, 1996. The scheduled monthly payments were then deferred to September 1, 1998. Any remaining balance is due on August 1, 2003. The loan is secured by Electro's property, building, accounts receivable, inventories and machinery and equipment. Electro is to prepay the outstanding balance in the event it is merged into or consolidated with another corporation or it sells all or substantially all of its assets, unless The T Partnership and Electro agree otherwise. The T Partnership has waived the prepayment of the outstanding balance in order to facilitate the Merger. See "MERGER - Redemption of The T Partnership Debt."

         Under the provisions of the agreement with The T Partnership, Electro is obligated to comply with certain financial covenants, to be tested on a monthly basis. Non-compliance by Electro shall allow The T Partnership to declare an Event of Default and accelerate repayment of indebtedness. As of August 31, 1997, Electro was not in compliance with this financial covenant. However, in November 1997, The T Partnership agreed not to exercise its right to accelerate the repayment of indebtedness through September 1, 1998 as a result of non-compliance with the aforementioned financial covenant and the nonpayment of principal payments in the 1998 fiscal year. The T Partnership has also agreed to a modification of the financial covenant. Electro is currently in compliance with such covenant. In September 1997, in December 1997, in January 1998, in May 1998, and in July 1998, Electro borrowed additional amounts from The T Partnership, in each case in the amount of $100,000, under substantially the same terms and conditions as its previous borrowings, without issuing any additional warrants. Under the current arrangement, Electro is obligated to comply with a financial covenant to be tested on a monthly basis. Non-compliance by Electro with such covenant would allow The T Partnership to declare an event of default and accelerate repayment of indebtedness. Electro is currently in compliance with the covenant. The total indebtedness due to The T Partnership at September 30, 1998 was approximately $2.5 million.

         Under the provisions of the original agreement, The T Partnership was granted warrants which permit The T Partnership to purchase 166,667 shares of Electro Common Stock at a price of $3.25 per share. The August 1995 Lending Agreement provides that The T Partnership surrender its warrants and be granted a new warrant to purchase 500,000 shares of Electro Common Stock at a price of $0.9875 per share in exchange for the surrendered warrant. No additional warrants were issued as a result of subsequent borrowings. A value has been allocated to the warrants based upon their estimated fair market value at the date of the agreement. Such amount ($50,000) is amortized as additional interest expense over the term of the indebtedness. The unamortized balance is shown in other assets in the accompanying 1997 and 1996 balance sheets. The warrants are immediately exercisable and expire on August 1, 2001. As of September 30, 1998, these warrants remain outstanding.

       DESCRIPTION OF SECURITIES OF CTG, CARDIAC AND SURVIVING SUBSIDIARY

         The following description of securities of CTG and Cardiac and the Series A preferred stock of the Surviving Subsidiary does not purport to be complete and is subject in all respects to applicable Delaware and New Jersey law and to the provisions of Cardiac's Certificate of Incorporation, as amended, and Restated Bylaws, as amended, and the Certificate of Incorporation and Bylaws of CTG and the Surviving Subsidiary. Upon approval of the Restructuring Merger by Cardiac's stockholders and the completion of the Restructuring, Cardiac will become a direct, wholly-owned subsidiary of CTG. Each share of Cardiac Common Stock outstanding immediately prior to the Restructuring Merger will be converted into a share of CTG Common Stock having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof. The consolidated assets and liabilities of Cardiac and its subsidiary will be the same as the consolidated assets and liabilities of CTG and its subsidiaries immediately after the Restructuring Merger. All the business and operations conducted immediately prior to the Restructuring Merger by Cardiac and its subsidiary will be conducted after the Restructuring Merger by Cardiac and its subsidiary, as subsidiaries of CTG.

COMMON STOCK

         Cardiac's authorized capital stock consists of 30,000,000 shares of common stock, $.10 par value per share. As of September 30, 1998, 2,648,739 shares of Cardiac Common Stock were issued and outstanding. CTG's authorized capital stock consists of 30,000,000 shares of common stock, $.10 par value per share. As of the effective time of the Merger and the Restructuring Merger, only 100 shares of CTG Common Stock will be issued and outstanding, all of which will be held by Cardiac. Upon approval of the Restructuring Merger by Cardiac's stockholders, holders of Cardiac Common Stock will automatically become holders of CTG Common Stock and will have the right to cast one vote for each share held of record on all matters submitted to a vote of holders of CTG, including the election of directors. There is no right to cumulate votes for the election of directors. Stockholders holding a majority of the voting power of the capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of CTG's stockholders, and the vote by the holders of a majority of such outstanding shares is required to effect certain fundamental corporate changes such as liquidation, merger or amendment of CTG's Certificate of Incorporation.

         Holders of CTG Common Stock are entitled to receive dividends pro rata based on the number of shares held, when, as and if declared by the CTG Board, from funds legally available therefor, subject to the rights of holders of any outstanding Preferred Stock. In the event of the liquidation, dissolution or winding up of the affairs of CTG, all assets and funds of CTG remaining after the payment of all debts and other liabilities, shall be distributed, pro rata, among the holders of CTG Common Stock. Holders of CTG Common Stock are not entitled to preemptive or subscription or conversion rights, and there are no redemption or sinking fund provisions applicable to CTG Common Stock. All outstanding shares of CTG Common Stock are, and the shares of CTG Common Stock offered hereby will be when issued, fully paid and non-assessable.

PREFERRED STOCK OF SURVIVING SUBSIDIARY

         At the Merger Effective Time, $1.0 million of Electro's obligation to The T Partnership will be redeemed by: (i) the issuance by the Surviving Subsidiary to The T Partnership of an aggregate of 1,000 shares of Series A Preferred Stock of the Surviving Subsidiary, which shares shall be convertible into shares of CTG Common Stock; and (ii) the delivery of The T Partnership of CTG's 9% conditional promissory note in the amount of $1.0 million pursuant to which CTG is obligated to pay only those amounts which are due but not paid to the holders of the Series A Preferred Stock, or in the event of certain other non-monetary defaults such as bankruptcy, liquidation, a sale of substantially all assets, a change of ownership of the Surviving Subsidiary, or a default in the hereinbelow mentioned secured promissory note (any payment or conversion of the Preferred Stock shall be deemed a payment on the conditional note, and any principal or interest payments on the conditional note shall be deemed redemptions and payments under the Series A Preferred Stock, with the result being that Cardiac shall not be obligated to make aggregate payments with respect to both the Series A Preferred Stock and conditional note, in excess of $1.0 million plus interest).

         Following is a description of certain terms of the Preferred Shares which is intended as a summary only, and is qualified in its entirety by reference to the complete text of the Surviving Subsidiary's Certificate of Incorporation, as amended, which contains the designation, powers, preferences and rights of the Preferred Shares, a copy of which is included as an Exhibit
1.4 to Appendix A to this Joint Proxy Statement/Prospectus. The Preferred Shares are a series of preferred stock of the Surviving Subsidiary. The Preferred Shares will not be subject to any sinking fund or other obligation of the Surviving Subsidiary to redeem or retire the Preferred Shares. The Preferred Shares will be fully paid and nonassessable upon issuance in connection with the Merger and upon consummation of the Merger, will be the only preferred stock of the Surviving Subsidiary outstanding.

         RANKING. The Preferred Shares will, with respect to dividend rights and rights upon liquidation, dissolution and winding up, rank senior to the common stock of the Surviving Subsidiary which will be entirely held by Cardiac.

         DIVIDENDS. The holders of the Preferred Shares will be entitled to receive annual dividends equal to $90.00 per share of Series A Preferred Stock on the first day of January in each year (the "Preferred Dividend Payment Date") commencing on January 1, 1999. Dividends accrue annually from the issuance date and shall be cumulative. Accrued and unpaid dividends shall not bear interest.

         LIQUIDATION. In the event of any liquidation, dissolution , sale of substantially all of the Surviving Subsidiary's assets or winding up of the Surviving Subsidiary, the holders of the Preferred Shares will be entitled to be paid $1,000 per share, plus all accrued and unpaid dividends (in cash or in kind, or combination thereof) of Series A Preferred Stock (the "Liquidation Value"), before any distribution or payment out of the assets of the Surviving Subsidiary is made to the holders of the Surviving Subsidiary's common stock or any holders of any other stock. If the amounts payable to holders of Preferred Shares are not paid in full, the entire assets of the Surviving Subsidiary shall be distributed ratably among the holders of Preferred Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any remaining distribution of corporate assets.

         REDEMPTION. The Surviving Subsidiary, at its option, may redeem all of the outstanding Preferred Shares at any time after the date of original issuance, provided the holders of Preferred Shares have received a notice of redemption at least twenty (20) days prior to the redemption date. The redemption price shall be $1,000 per share of Series A Preferred Stock, plus all accrued and unpaid dividends.

         CONVERSION. For a period of five (5) years from the date of original issuance of the Preferred Shares, each Preferred Share shall be convertible, at the option of the holder thereof, into such number of fully paid and nonassessable shares of Common Stock of CTG as is determined by dividing (x) $1,000 plus any accrued but unpaid dividends on the date the notice of conversion is given, by (y) the Conversion Price (defined below). The Conversion Price shall be equal to the product of 120% if any, or of the price per share of the CTG Common Stock used as the basis for the consideration given (whether in the form of issued stock, if any, or warrants, provided the exercise price of the warrant reflects the current market value of CTG Common Stock, or otherwise) in exchange for any capital raised in satisfaction of the financing contingency to the Merger. In lieu of fractional shares of Common Stock which would otherwise be deliverable upon conversion, Cardiac will pay such holder cash equal to such fraction multiplied by the Conversion Price. The conversion right is subject to certain notice provisions and any notice of conversion must be given to the Surviving Subsidiary and Cardiac at any time during the day up to 11:00 a.m. Orlando, Florida time.

         REGISTRATION RIGHTS. The holders of the Preferred Shares have incidental registration rights relative to Cardiac Common Stock issued upon conversion of the Preferred Shares with regard to any registration statement filed by Cardiac to register any Cardiac Common Stock (other than in connection with a merger or pursuant to Form S-4 or Form S-8 or other comparable form not available for registering Cardiac Common Stock for sale to the public). Such registration rights shall terminate three (3) years after the date of the conversion of the Preferred Shares into Cardiac Common Stock and are subject to:
(i) Cardiac's right, subsequent to giving notice to such holders, to delay filing or not file at all; (ii) underwriter's cutback or lock up, if any; (iii) such holder's acceptance of all of the terms of the underwritten offering as agreed between Cardiac and the underwriter; and (iv) Cardiac's right to withdraw the registration statement.

         VOTING RIGHTS. The holders of the Preferred Shares will be entitled to the same voting rights as the holder of the common stock of the Surviving Subsidiary.

WARRANTS

         Cardiac has issued warrants (the "Warrants") representing the right to purchase shares of its Common Stock to the warrantholders set forth below for the number of shares of Common Stock and at the exercise price set forth opposite each warrantholder's name. Except as otherwise indicated, all Warrants are currently exercisable and will expire on the date set forth opposite each warrantholder's name.

         The exercise price of the Warrants was determined by negotiation and should not be construed to imply that any price increases in Cardiac's securities will occur. Cardiac has reserved from its authorized but unissued shares a sufficient number of shares of Cardiac Common Stock for issuance upon the exercise of the Warrants. Upon notice to the warrantholders, Cardiac has the right to reduce the exercise price or extend the expiration date of the Warrants.

         The Warrants do not confer upon the warrantholder any voting or other rights of a stockholder of Cardiac. The Warrants provide for customary anti-dilution provisions in the event of certain events which may include mergers, consolidations, reorganizations, recapitalizations, stock dividends, stock splits and other changes in Cardiac's capital structure. Also, the Warrants issued to Sirrom entitle Sirrom to participate in rights offerings made to stockholders of Cardiac.

         The warrantholders are entitled to certain "piggy-back" registration rights enabling them, under certain conditions, to include the Cardiac Common Stock underlying the Warrants in a registration statement in the event that Cardiac proposes to register its Common Stock under the Securities Act.

         The foregoing is a summary of the terms generally applicable to the Warrants as of September 30, 1998. The terms of the individual Warrants may vary according to negotiation between Cardiac and the various warrantholders.

         The following table provides certain information with respect to the Warrants as of September 30, 1998.

              HOLDER                    AMOUNT OF SHARES      EXERCISE PRICE PER SHARE         EXPIRATION DATE
----------------------------------      ----------------      ------------------------         ---------------
Coast                                       62,500                    $0.40(5)                  June 30, 2002
Sirrom                                     250,000(1)                 $0.01(6)                 March 31, 2000
                                            50,000                    $5.00(6)                   June 6, 2002
Alan J. Rabin                                  559                    $0.18(7)                  June 16, 2002
                                               866                    $5.00(7)                 March 31, 1999
Bart C. Gutekunst                            2,906                    $0.18(7)                  June 16, 2002
                                               866                    $5.00(7)                 March 31, 1999
Phil Beutel                                  8,665                    $5.00(7)                 March 31, 1999
Special Situation Fund III, L.P.            27,730                    $5.00(7)                 March 31, 1999
Special Situations Cayman Fund              10,399                    $5.00(7)                 March 31, 1999
Penfield Partners                           17,331                    $5.00(7)                 March 31, 1999
Bradley Resources                           16,811                    $0.40(7)                 March 31, 1999
ROI Partners                                12,132                    $5.00(7)                 March 31, 1999
Austin W. Marxe                              2,600                    $5.00(7)                 March 31, 1999
Bruce Brackenridge                             866                    $0.40(7)                 March 31, 1999
John Dunagan                                   866                    $5.00(7)                 March 31, 1999
David Greenhouse                               866                    $5.00(7)                 March 31, 1999
Grupo Taper(2)                              25,000                    $0.80(8)                 March 29, 2006
Greenberg(3)                               105,000                  various(5)(9)               July 31, 2003
IHI(4)                                     330,000                   $0.128(5)                August 26, 2003

-------------------

(1) The amount of shares increases by 50,000 shares annually on each March 31 so long as the Sirrom Loan is outstanding.

(2) Warrants are exercisable only if Grupo Taper achieves its forecasted sales commitment of 5,500 units over a two-year period ended December 20, 1998.

(3) A Warrant granting a right to purchase 35,000 shares was issued on July 31, 1998. On August 31, 1998, Greenberg received the right to purchase an additional 35,000 shares under the terms of such Warrant. Furthermore, the right to purchase shares under such Warrant increases by 35,000 shares on the last day of each month so long as any amount is owed under a promissory note executed by Cardiac in favor of Greenberg in the amount of $199,000. Each grant of right to purchase Common Stock expires five (5) years from the date of such grant.

(4) If Cardiac has not repaid the IHI Note and the Goodbody Fee in full on or before November 12, 1998, then at 12:01 a.m. on November 13, 1998, IHI will receive a warrant to purchase 50,000 shares of Cardiac Common Stock, and unless and until the full amount of the IHI Note, the Goodbody Fee and any penalty fees are paid in full, on the 13th of each month thereafter for up to three months, IHI will receive an additional warrant to purchase 50,000 shares of Cardiac Common Stock.

(5) The exercise price is payable in cash or any other form of consideration agreed by Cardiac and the Warrant holder. The exercise price is also payable in Warrants valued at the current market price of the Cardiac Common Stock underlying such Warrants.

(6) The exercise price is payable in cash or by delivery of shares of Cardiac Common Stock having a fair market value equal to the exercise price.

(7) The exercise price is payable in cash or by delivery of shares of Cardiac Common Stock having a fair market value equal to the exercise price or by a combination of cash and such Cardiac Common Stock.

(8)  The exercise price is payable only in cash.

(9) The exercise price per share under the July, August and September Warrants is 0.375, 0.34 and 0.355, respectively. The exercise price per share under any additional Warrants is equal to the average of the bid and asked price of a share of Cardiac Common Stock as of the close of business on the date such Warrant is issued.

         At the Restructuring Effective Time, all outstanding Warrants by virtue of the Restructuring Merger and without any further action on the part of any holder thereof, shall be assumed by CTG and automatically converted, on the same terms, into Warrants to purchase a number of shares of CTG Common Stock to be registered shares, to the extent the Warrant is, by the terms of the Warrant, entitled upon exercise of the Warrant, to receive registered stock, the number of shares of Cardiac Common Stock covered by such Warrants immediately prior to the Restructuring Effective Time, at an exercise price per share of CTG Common Stock equal to the exercise price in effect under such Warrants immediately prior to the Restructuring Effective Time. The converted Warrants shall be exercisable on the same terms and conditions as the existing Warrants without, however, giving effect to any mandatory or permissive exercise arising by virtue of the Restructuring Merger.

BUSINESS COMBINATION PROVISIONS

         Cardiac is subject to a statute under the Delaware Act regulating "business combinations," defined to include a broad range of transactions, between Delaware corporations and "interested stockholders," defined as persons who have acquired at least 15% of a corporation's stock. Under the law, a corporation may not engage in any business combination with any interested stockholder for a period of three years from the date such person became an interested stockholder unless certain conditions are satisfied. Cardiac has not sought to "elect out" of the statute and, therefore the restrictions imposed by such statute apply to Cardiac. Following the Restructuring Merger, CTG will be subject to the same business combination provisions.

           COMPARATIVE RIGHTS OF CTG, CARDIAC AND ELECTRO STOCKHOLDERS

         Cardiac and CTG are incorporated in the State of Delaware, and Electro is incorporated in the State of New Jersey. Simultaneously with the consummation of the Merger, Cardiac will consummate the Restructuring Merger whereby: (i) Cardiac will become a direct, wholly-owned subsidiary of CTG; (ii) each share of Cardiac Common Stock shall be converted into a share of CTG Common Stock having the same designation, rights, powers and preferences and qualifications, limitations and restrictions as the shares of Cardiac Common Stock; (iii) the Certificate of Incorporation and Bylaws of CTG will be identical to the Certificate of Incorporation and Bylaws of Cardiac, except that CTG's Bylaws shall state that the minimum number of directors shall be one, and (iv) the Certificate of Incorporation of Cardiac post-Restructuring Merger shall be identical to the Certificate of Incorporation of Cardiac immediately prior to the Restructuring Effective Time, except that the number of classes and shares of capital stock may be reduced. Upon consummation of the Merger, Electro will become a wholly-owned subsidiary of Cardiac and the stockholders of Electro will become stockholders of CTG. Cardiac stockholders will represent approximately 22% of the outstanding shares of CTG Common Stock after giving effect to the approximately 25% interest in CTG consisting of shares of CTG Common Stock to be issued in connection with the contemplated financing to occur immediately prior to the Merger, resulting in dilution of the voting rights of Cardiac stockholders in CTG after the completion of the contemplated financing and the consummation of the Merger. The rights of Electro stockholders are currently governed by its Certificate of Incorporation, as amended, its Bylaws and the New Jersey Business Corporation Act (the "New Jersey Act"). After the Merger Effective Time, the rights of Electro stockholders who become CTG stockholders will be governed by CTG's Certificate of

Incorporation, CTG's Bylaws and the Delaware Act, which such Certificate of Incorporation and Bylaws are identical to Cardiac's current Certificate of Incorporation and Cardiac's current Bylaws, except for certain changes as set forth above.

         The following is a summary comparison of certain differences between the rights of Electro stockholders under the New Jersey Act, its Certificate of Incorporation, as amended, and its Bylaws, and the rights of CTG and Cardiac stockholders under the Delaware Act, their Certificate of Incorporation and Bylaws. This summary does not purport to be complete and is qualified in its entirety by reference to the corporate statutes of New Jersey and Delaware, and the corporate charters and bylaws of Electro and Cardiac.

         CUMULATIVE VOTING. In an election of directors under cumulative voting, each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A stockholder may cast all such votes for a single candidate or may allocate them among as many candidates as the stockholder may choose (up to the number of directors to be elected). Without cumulative voting, the holders of a majority of the shares present at an annual meeting or any special meeting held to elect directors would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of holders of a majority of the shares voting at such meeting.

         Under the New Jersey Act and the Delaware Act, stockholders are entitled to cumulative voting if so provided in the certificate of incorporation. Neither Cardiac's, CTG's nor Electro's Certificate of Incorporation provides for cumulative voting.

         STOCKHOLDER POWER TO CALL SPECIAL STOCKHOLDERS' MEETING. Under the New Jersey Act, Section 14A:5-3, special meetings of the stockholders may be called by the president or the board, or by such other officers, directors or stockholders as may be provided in the bylaws. Notwithstanding any such provision, upon the application of the holders of not less than ten (10%) percent of all shares entitled to vote at such meeting, the Superior Court, for good cause shown, may order a special meeting of the stockholders. Electro's Bylaws provide that special stockholders' meetings can be called by a majority of the Electro Board, the President, the Chairman of the Board, or the Secretary if the holders of at least twenty-five percent of the shares entitled to vote at such meeting request such a meeting in writing, stating the purpose and the matters proposed to be acted on.

         Under the Delaware Act, Section 211, special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or the bylaws. Cardiac's Bylaws provide that special meetings of the stockholders can be called by the Chairman of the Board, the President, any one of the directors, or the holders of not less than ten (10%) percent of all the shares having voting power at such meeting.

         DISSOLUTION. Under the New Jersey Act, Section 14A:12-3, a corporation may be dissolved by the consent of all its stockholders entitled to vote thereon. Section 14A:12-4 further provides that a corporation may also be dissolved by action of its board and its stockholders if the board recommends that the corporation be dissolved, directs that the question of dissolution be submitted to a vote at a meeting of stockholders, and the dissolution is approved by the affirmative vote of two-thirds (2/3) of the votes cast by holders of the outstanding shares of common stock, present in person or represented by proxy and entitled to vote at such meeting. The certificate of incorporation may provide for greater requirements. Electro's Certificate of Incorporation does not so provide.

         Under the Delaware Act, Section 275, the board of directors may, by a majority of the whole board at any meeting called for that purpose, cause notice of dissolution to be mailed to each stockholder entitled to vote thereon, and the majority of the outstanding stock of the corporation entitled to vote must vote for the proposed dissolution. Dissolution may also be authorized without action of the directors if all of the stockholders entitled to vote thereon consent in writing and a certificate of dissolution is filed with the Secretary of State. Neither Cardiac's nor CTG's Certificates of Incorporation provide otherwise with regard to dissolution.

         SIZE OF THE BOARD OF DIRECTORS. Under the New Jersey Act, Section 14A:6-2, subject to any provisions contained in the certificate of incorporation, the bylaws shall specify the number of directors or that the number of directors shall not be less than a stated minimum nor more than a stated maximum, but that the actual number shall be determined in the manner prescribed in the bylaws, except as to the number constituting the first board of directors. Electro's Bylaws provide for no less than three and no more than seven directors. Electro's Certificate of Incorporation does not provide for any number of directors.

         The Delaware Act permits the board of directors of a Delaware corporation to change the authorized number of directors by amendment to the corporation's bylaws or in the manner provided in the bylaws, unless the number of directors is fixed in the corporation's certificate of incorporation, in which case a change in the number of directors may be made only by an amendment to the certificate of incorporation. The Bylaws of CTG and Cardiac provide that their boards of directors shall set the number of directors, but that Cardiac shall not have less than three and CTG shall not have less than one without an amendment to each such Bylaws.

         CLASSIFIED BOARD OF DIRECTORS. The Certificates of Incorporation of CTG, Cardiac and Electro do not provide for classified boards of directors.

         REMOVAL OF DIRECTORS. Under the New Jersey Act, Section 14A:6-6, one or more or all the directors of a corporation may be removed for cause or, unless otherwise provided in the certificate of incorporation, without cause by the stockholders by the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote for the election of such directors. However, if the certificate of incorporation requires a greater vote than a plurality of the votes cast for the election of directors, no director may be removed except by the greater vote required to elect him. Electro's Certificate of Incorporation does not change the voting requirements of the New Jersey Act. Electro's Bylaws contain no provision with respect to the election or removal of directors.

         Under the Delaware Act, Section 141, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. The Bylaws of CTG and Cardiac provide that any director or the entire board of directors may be removed with or without cause by the affirmative vote of a majority of the shares then entitled to vote at an election of directors, if notice of the intention to act upon such matter is given in the notice calling such meeting.

         ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS. Under the New Jersey Act,
Section 14A:5-6, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if all the stockholders entitled to vote thereon consent thereto in writing. Furthermore, except as otherwise provided in the certificate of incorporation, any action required or permitted to be taken at a meeting of stockholders, other than the annual election of directors, may be taken without a meeting, without prior notice and without a vote, upon the written consent of the stockholders who would have been entitled to cast the minimum number of votes necessary to authorize such action at a meeting at which all stockholders entitled to vote thereon were present and voted. Electro's Certificate of Incorporation in no way references actions by written consent.

         Under the Delaware Act, Section 211, stockholders may, unless the certificate of incorporation otherwise provides, act by written consent to elect directors. However, if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting are vacant and are filled by such action. The Bylaws of CTG and Cardiac provide that vacancies and newly created directorships shall be filled by a majority of the directors then in office, although less than a quorum. If a director resigns while in office, a majority of the directors then in office, including those who have resigned, shall have the power to fill such vacancies.

         ADVANCE NOTICE REQUIREMENT FOR STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS. Electro's Bylaws provide that notice shall be given not less than ten (10) and not more than sixty (60) days before the date of every stockholders' meeting, (which provision directly parallels Section 14A:5-4 of the New Jersey Act).

         The Bylaws of CTG and Cardiac require that notice of meetings be delivered to stockholders not less than fifteen (15) nor more than sixty (60) days before the date of such meeting, unless earlier notice is required by law.

         VOTING REQUIREMENTS. Both the New Jersey Act and the Delaware Act provide that whenever any action, other than the election of directors, is to be taken by vote of the stockholders, it shall be authorized by a majority of the votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon, unless a greater plurality is required by the certificate of incorporation or another section of either Act. The New Jersey Act, Section 14A:9-2, provides that an amendment to the certificate of incorporation shall be made in the following manner: first, the board shall approve the proposed amendment and direct that it be submitted to a vote at a meeting of the stockholders; second, written notice setting forth the proposed amendment or a summary of the changes to be effected thereby shall be given to each stockholder of record entitled to vote thereon within the time and in the manner provided for in New Jersey Act; and, third, at such meeting a vote of stockholders entitled to vote thereon shall be taken on the proposed amendment, and the proposed amendment shall be adopted upon receiving the affirmative vote of a majority of the votes so cast by the holders of shares entitled to vote thereon, except that, in the case of a corporation organized prior to January 1, 1969, (as Electro was) the proposed amendment shall be adopted upon receiving the affirmative vote of two-thirds (2/3) of the votes cast by the holders of the outstanding shares of common stock, present in person or represented by proxy and entitled to vote thereon. For mergers or plans of consolidation, the voting requirements are the same as laid out above, unless otherwise provided in the certificate of incorporation. Electro's Certificate of Incorporation does not otherwise provide.

         The Delaware Act states that, unless otherwise provided in the corporation's certificate of incorporation, an amendment to the certificate of incorporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon. The holders of the outstanding shares of the class are entitled to vote as a class upon any proposed amendment to the certificate of incorporation, whether or not entitled to vote thereon by the provisions of the corporation's certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class or alter or change the powers, preferences or specific rights of the shares of such class so as to adversely affect them. Also under the Delaware Act, any merger, consolidation or sale of all or substantially all of the corporation's assets must be approved by the corporation's board of directors and a majority of the outstanding shares entitled to vote thereon. The Certificates of Incorporation of CTG and Cardiac do not provide otherwise.

         RIGHTS OF DISSENTING STOCKHOLDERS. The New Jersey Act, Section 14A:11-1, provides that any stockholder shall have the right to dissent from any of the following corporate actions: (1) any plan of merger or consolidation to which the corporation is a party; provided, that unless the certificate of incorporation otherwise provides, the stockholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date or for which, pursuant to the plan of merger or consolidation, he will receive cash, shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders; and (2) any sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation not in the usual or regular course of business as conducted by such corporation; provided, that unless the certificate of incorporation otherwise provides, the stockholder shall not have the right to dissent as specified in (1) above. Electro's Certificate of Incorporation does not provide otherwise.

         The Delaware Act, Section 262, states that stockholders of a Delaware corporation who dissent from a merger or consolidation of the corporation for which a stockholders' vote is required are entitled to appraisal rights, requiring the surviving corporation to purchase the dissenting shares at fair value. There are, however, generally no statutory rights of appraisal with respect to stockholders of a Delaware corporation whose shares of stock are either listed on the national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers Inc., or held of record by more than 2,000 stockholders where such stockholders receive only shares of stock of the corporation surviving or resulting from the merger or consolidation. The Certificates of Incorporation of CTG and Cardiac do not provide otherwise.

         INSPECTION OF STOCKHOLDERS' LIST. Section 14A:5-8 of the New Jersey Act provides for inspection of a list of stockholders entitled to vote at a stockholders' meeting , prepared prior to the meeting, by any stockholder for a reasonable period during the meeting, and such list shall be prima facie evidence as to which stockholders are entitled to examine such lists or to vote at such meetings. Electro's Certificate of Incorporation and Bylaws do not provide otherwise with respect to stockholders' lists.

         Under the Delaware Act, Section 219 and Cardiac's Bylaws, a stockholders list shall be prepared at least ten (10) days prior to the stockholders' meeting and shall be available for inspection for any reasonable purpose germane to such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 219, or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

         DIVIDENDS. Under the New Jersey Act, Section 14A:7-15, and subject to any restrictions contained in the certificate of incorporation, a corporation may, from time to time by resolution of its board, pay dividends on its shares in cash, in its own shares and in its bonds or in other property, including the shares or bonds of other corporations. A share dividend, a division or a combination may be effectuated by action of the board alone, except that any division which adversely affects the shares of another class shall be made by amendment. Electro's charter documents give the Electro Board the authority to declare dividends.

         The Delaware Act, Section 170, provides that the directors of any corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock either out of its surplus or, in the case where there is no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. The charter documents of CTG and Cardiac give their boards of directors the authority to declare dividends.

         BYLAWS. Under the New Jersey Act, Section 14A:2-9, the initial bylaws of a corporation shall be adopted by the board at its organizational meeting. Thereafter, the board shall have the power to make, alter and repeal bylaws unless such power is reserved to the stockholders in the certificate of incorporation, but bylaws made by the board may be altered or repealed, and new bylaws made, by the stockholders. The stockholders may then prescribe in the bylaws that any bylaw made by them shall not be altered or repealed by the board. Electro's Bylaws provide that the Electro Board may alter or repeal any bylaws of the corporation and make new ones, except for bylaws made by the stockholders. The stockholders, by a majority vote, may alter, repeal and make new bylaws.

         Under the Delaware Act, Section 109, the original or other bylaws of a corporation may be adopted, amended or repealed by the corporation, by the initial directors if they were named in the certificate of incorporation or, before a corporation has received any payment for its stock, by its board of directors. After a corporation has received any payment for any of its stock, the power to adopt, amend or repeal bylaws shall be in the stockholders who are entitled to vote. However, any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors, and the fact that such power has been so conferred upon the directors or governing body shall not divest the stockholders nor limit their power to adopt, amend or repeal bylaws. The Bylaws of CTG and Cardiac provide for amendment by a majority of the board of directors or by the holders of a majority of the shares represented at a duly-held meting, if notice of the meeting is properly provided.

         PREEMPTIVE RIGHTS. Under the New Jersey Act, Section 14A:5-29, the stockholders of corporations organized prior to January 1, 1969 (which includes Electro) shall have preemptive rights unless bylaws duly adopted by the stockholders prior to that date or the certificate of incorporation provide otherwise. Any corporation may alter or abolish preemptive rights by amendment to its certificate of incorporation. Electro's Certificate of Incorporation eliminates preemptive rights.

         Under the Delaware Act, stockholders only have preemptive rights as may be provided in the certificate of incorporation. The Certificates of Incorporation of CTG and Cardiac do not provide for preemptive rights.

         TRANSACTIONS INVOLVING OFFICERS OR DIRECTORS. Under the New Jersey Act,
Section 14A:6-8, no contract or other transaction between a corporation and one or more of its directors shall be void or voidable solely by reason of common directorship or interest or solely because such director or directors are present at the meeting of the board or a committee thereof which authorizes or approves the contract or transaction, or solely because his or their votes are counted for such purpose, if any one of the following are true: the contract or other transaction is fair and reasonable as to the corporation at the time it is authorized, approved or ratified; or the fact of the common directorship or interest is disclosed or known to the board or committee and the board or committee authorizes, approves, or ratifies the contract or transaction by unanimous written consent, provided that at least one director soconsenting is disinterested, or by affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or the fact of the common directorship or interest is disclosed or known to the stockholders, and they authorize, approve or ratify the contract or transaction. Furthermore, under Section 14A:6-11, a corporation may lend money to or guarantee any obligation of, or otherwise assist, any director, officer or employee of the corporation whenever, in the judgment of the directors, such loan, guarantee or assistance may be reasonably expected to benefit the corporation. The loan, guarantee or other assistance may be made with or without interest, and may be unsecured, or secured in such manner as the board shall approve. Electro's charter documents do not otherwise provide.

         Sections 8-143 and 8-144 of the Delaware Act are substantially similar to the New Jersey Act. Additionally, under Delaware law, common or interested directors may be counted in determining the presence of a quorum. The charter documents of CTG and Cardiac do not otherwise provide.

         FILLING VACANCIES ON THE BOARD OF DIRECTORS.. Under the New Jersey Act, unless otherwise provided in the certificate of incorporation or the bylaws, any directorship not filled at the annual meeting, any vacancy however caused and newly created directorships resulting from an increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum, or by a sole remaining director. A director so elected by the board shall hold office until the next succeeding annual meeting of stockholders or until his successor shall have been duly elected and qualified. Any directorship not filled by the board may be filled by the stockholders at an annual meeting or at a special meeting of stockholders called for that purpose. Electro's charter documents do not otherwise provide.

         Under the Delaware Act, Section 142, any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise, shall be filled as the bylaws provide. In the absence of such provision, the vacancy shall be filled by the board of directors or other governing body. The Bylaws of CTG and Cardiac provide for vacancies to be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

         LIMITATION OF LIABILITY OF DIRECTORS. Section 14A:3-5 of the New Jersey Act provides that any corporation shall have the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful. Furthermore, any corporation shall indemnify a corporate agent against expenses to the extent that such corporate agent has been successful on the merits or otherwise in any proceeding referred to above, or in defense of any claim, issue or matter therein. Unless otherwise provided in the certificate of incorporation or bylaws, such determination shall be made by the board of directors or a committee thereof, acting by a majority vote of a quorum consisting of directors who are not parties to or otherwise involved in the proceeding, by independent legal counsel, by the stockholders if the certificate of incorporation, bylaws, resolution of the board of directors, or the stockholders so direct. Electro's Bylaws provide for limitation of liability to the fullest extent permitted by law.

         Section 145 of the Delaware Act does not limit indemnification to corporate agents, but includes directors, officers, employees and agents. Otherwise, the Delaware Act is substantially identical to the New Jersey Act. The charter documents of CTG and Cardiac limit director liability to the fullest extent permitted by law.

         BUSINESS COMBINATIONS/REORGANIZATIONS. Section 14A:10A-4 of the New Jersey Act states that no resident domestic corporation shall engage in any business combination with any interested stockholder (defined as a stockholder owning ten (10%) percent or more of a corporation's outstanding shares) of that corporation for a period of five (5) years following that interested stockholder's stock acquisition date unless the business combination is approved by the board of directors of the corporation prior to the interested stockholder's stock acquisition date. Also, no corporation shall engage at any time in any business combination with any interested stockholder, other than (1) a business combination approved by the board of directors prior to the interested stockholder's stock acquisition date; (2) a business combination approved by the affirmative vote of the holders of two-thirds (2/3) of the voting stock not beneficially owned by that interested stockholder at a meeting called for such purpose; (3) a business combination that meets the requirements of this section. The provisions of Section 14A:10A-4 and 5 do not apply to any business combination with an interested stockholder if the corporation does not have a class of voting stock registered or traded on a national securities exchange or registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Exchange Act on that interested stockholder's stock acquisition date, or to any business combination with an interested stockholder who was an interested stockholder prior to the effective date of the New Jersey Act unless subsequent thereto that interested stockholder increased his or its interested stockholder's portion of the voting power of the corporation's outstanding voting stock to a proportion in excess of the proportion of voting power that interested stockholder held prior to the effective date; (4) to an interested stockholder who became an interested stockholder inadvertently, if such interested stockholder, as soon as practicable, divests himself or itself of a sufficient amount of the voting stock so that he or it no longer is the beneficial owner, directly or indirectly, of ten (10%) percent or more of the voting power of the outstanding stock of that corporation, and would not at any time within the five (5) year period preceding the announcement date with respect to that business combination have been an interested stockholder but for that inadvertent acquisition; or (5) to an interested stockholder which, prior to August 5, 1986 became the beneficial owner of more than fifty (50%) percent of the voting power of the outstanding voting stock of that resident domestic corporation by reason of a purchase of voting stock directly from the corporation in a transaction approved by the board of directors of that corporation; provided, that at the time of the approval, none of the directors of the corporation was an employee, officer, director, stockholder, affiliate or associate of the interested stockholder.

         Section 203 of the Delaware Act prohibits the same transactions between a Delaware corporation and an "interested stockholder" for a period of three (3) years following the interested stockholder's stock acquisition date. However, an "interested stockholder" for purposes of this section is a stockholder that is directly or indirectly a beneficial owner of fifteen (15%) percent or more of the voting power at the outstanding voting stock of the corporation (or its affiliate or associate). Additionally, Section 203 changes subsection (5) of the paragraph above to eighty-five (85%) percent.

         STOCKHOLDER DERIVATIVE SUITS. Under the New Jersey Act, Section 14A:3-6, no action shall be brought by a stockholder in the right of a corporation unless the plaintiff was a holder of shares or of voting trust certificates at the time of the transaction of which he complains, or his shares or voting trust certificates thereafter devolved upon him by operation of law from a person who was a holder at such time.

         Delaware law also provides that a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law.

                       ADJOURNMENT OF THE SPECIAL MEETINGS

ELECTRO SPECIAL MEETING

         In the event that sufficient votes to constitute a quorum or sufficient votes in favor of approving the Merger Agreement and the Merger are not received by the time scheduled for the Electro Special Meeting, the Electro Board intends to recommend that the Electro Special Meeting be adjourned to permit the further solicitation of proxies. A resolution will be proposed at the Electro Special Meeting authorizing the Electro Board, at its discretion, to adjourn the Electro Special Meeting for the purpose of further soliciting proxies, if necessary, to obtain a sufficient number of votes to constitute a quorum or sufficient votes in favor of approving the Merger Agreement and the Merger. Pursuant to the By-laws of Electro, no notice of an adjourned meeting need be given other than the announcement at the Electro Special Meeting of the time and place of the adjourned meeting. The proposal to authorize the Electro Board to adjourn the Electro Special Meeting in order to permit further solicitation of proxies, if necessary, must be approved by an affirmative vote of a majority of the votes cast by holders of the outstanding shares of Electro Common Stock, present in person or represented by proxy and entitled to vote at the Electro Special Meeting. The proxy solicited by Electro hereby, if properly signed and returned, and not revoked prior to its use, will be voted on any motion for adjournment in accordance with the instructions contained therein. The Electro Board believes that such proposal is in the best interests of Electro and the Electro stockholders and recommends that the Electro stockholders vote FOR approval of such proposal.

CARDIAC SPECIAL MEETING

         In the event that sufficient votes to constitute a quorum or sufficient votes in favor of approving the Reverse Split, the Merger Agreement and the Merger and the Restructuring Merger Agreement and the Restructuring Merger are not received by the time scheduled for the Cardiac Special Meeting, the Cardiac Board intends to recommend that the Cardiac Special Meeting be adjourned to permit the further solicitation of proxies. A resolution will be proposed at the Cardiac Special Meeting authorizing the Cardiac Board, at its discretion, to adjourn the Cardiac Special Meeting for the purpose of further soliciting proxies, if necessary to obtain a sufficient number of votes to constitute a quorum or sufficient votes in favor of approving the Reverse Split, the Merger Agreement and the Merger and the Restructuring Merger Agreement and the Restructuring Merger. Pursuant to the By-laws of Cardiac, no notice of an adjourned meeting need be given other than the announcement at the Cardiac Special Meeting of the time and place of the adjourned meeting. The proposal to authorize the Cardiac Board to adjourn the Cardiac Special Meeting in order to permit further solicitation of proxies, if necessary, must be approved by an affirmative vote of the holders of a majority of the shares of Cardiac Common Stock present in person or represented by proxy and entitled to vote at the Cardiac Special Meeting. The proxy solicited by Cardiac hereby, if properly signed and returned, and not revoked prior to its use, will be voted on any motion for adjournment in accordance with the instructions contained therein. The Cardiac Board believes that such proposal is in the best interests of Cardiac and the Cardiac stockholders and recommends that the Cardiac stockholders vote FOR approval of such proposal.

                                  LEGAL MATTERS

         The validity of the securities to be issued in the Merger and certain tax consequences of the Merger regarding Cardiac stockholders will be passed upon by Greenberg. Certain tax consequences of the Merger regarding Electro stockholders will be passed upon by Saiber. Pursuant to the terms of the Merger
Agreement: (i) Saiber is to be paid, at the closing of the Merger, all outstanding reasonable attorneys' fees and expenses incurred in connection with its prior representation of Electro, together with all reasonable attorneys' fees and expenses incurred in connection with its representation of Electro relative to the Merger; and (ii) Greenberg is to be paid, at the closing of the Merger, all outstanding reasonable attorneys' fees and expenses incurred in connection with its prior representation of Cardiac, together with all reasonable attorneys' fees and expenses incurred in connection with its representation of Cardiac relative to the Reverse Split, the Merger and the Restructuring Merger.

         On August 27, 1998 Cardiac executed a promissory note in the amount of $199,000 in favor of Greenberg and due and payable on demand at any time on or after the earlier of: (i) the effective time of the Merger; or (ii) November 11, 1998 for payment of a portion of the outstanding attorneys' fees and expenses Cardiac has incurred in connection with the Merger and the Restructuring Merger. Cardiac has also issued Greenberg a warrant granting a right to purchase 35,000 shares, with provisions for 35,000 additional shares at the end of each month any amount is owed under the promissory note described above, exercisable immediately and expiring five (5) years from the date of such grant at an exercise price per share equal to the average of the bid and asked price of a share of Cardiac Common Stock (or a successor corporation) as of the close of business on the date of such grant. Terms of the warrant are similar to the initial warrant Coast was granted in connection with the Coast Loan.

                                     EXPERTS

         The financial statements of Cardiac included and incorporated herein by reference in this Prospectus and in the Registration Statement have been audited by BDO Seidman, LLP, independent certified public accountants, to the extent and for the periods set forth in their report thereon appearing elsewhere herein and in the Registration Statement and are included in reliance upon such report given upon the authority of said firm as experts in accounting and auditing. The report of BDO Seidman, LLP covering the March 31, 1998 financial statements contains an explanatory paragraph that states that Cardiac's significant operating losses and accumulated deficit raise substantial doubt about Cardiac's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of that uncertainty.


         The financial statements and schedule of Electro as of August 31, 1997 and 1996, and for each of the years in the three-year period ended August 31, 1997 have been incorporated by reference herein and in the Registration Statement of which this Joint Proxy Statement/Prospectus forms a part, and, in each case, are included in reliance upon such report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering the August 31, 1997 financial statements contains an explanatory paragraph that states that Electro's recurring losses from operations and limited working capital resources raise substantial doubt about Electro's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of that uncertainty.




                             INDEPENDENT ACCOUNTANTS

         One or more representatives of BDO Seidman, LLP are expected to be present at the Cardiac Special Meeting and will have the opportunity to make a statement if they desire to do so and will be available to response to appropriate questions of Cardiac stockholders.

         One or more representatives of KPMG Peat Marwick LLP are expected to be present at the Electro Special Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions of Electro stockholders.


                          INDEX TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                                         PAGE NO.
-----------------------------------------------------------------------------------------------------------------
Cardiac Control Systems, Inc.:
   Balance Sheet at June 30, 1998 (Unaudited)................................................................F-2

   Statements of Operations and Accumulated Deficit for the Three Months
       Ended June 30, 1998 and 1997 (Unaudited)..............................................................F-3

   Statements of Cash Flows for the Three Months Ended June 30, 1998 and 1997 (Unaudited)....................F-4

   Notes to Financial Statements (Unaudited)...........................................................F-5 - F-8

   Report of Independent Certified Public Accountants........................................................F-9

   Balance Sheet at March 31, 1998...................................................................F-10 - F-11

   Statements of Operations and Accumulated Deficit for the Years Ended March 31, 1998 and 1997............F-12

   Statements of Stockholders' Equity for the Years Ended March 31, 1998 and 1997...........................F-13

   Statements of Cash Flows for the Years Ended March 31, 1998 and 1997..............................F-14 - F-15

   Summary of Significant Accounting Policies........................................................F-16 - F-18

   Notes to Financial Statements ....................................................................F-19 - F-29

Electro-Catheter Corporation:
   Condensed Comparative Balance Sheets at May 31, 1998 and August 31, 1997 (Unaudited).....................F-30

   Condensed Comparative Statements of Operations for
       Three Months Ended May 31, 1998 and Nine Months Ended May 31, 1997 (Unaudited).......................F-31

   Condensed Comparative Statements of Cash Flows for
       Nine Months Ended May 31, 1998 and 1997 (Unaudited)..................................................F-32

   Notes to Condensed Financial Statements (Unaudited)...............................................F-33 - F-36

   Independent Auditors' Report ............................................................................F-37

   Balance Sheets - August 31, 1997 and 1996................................................................F-38

   Statements of Operations -Years Ended August 31, 1997, 1996 and 1995.....................................F-39

   Statements of Stockholders' Deficiency/Equity -
       Years Ended August 31, 1997, 1996 and 1995...........................................................F-40

   Statements of Cash Flows - Years Ended August 31, 1997, 1996 and 1995....................................F-41

   Notes to Financial Statements.....................................................................F-42 - F-52

   Valuation and Qualifying Accounts........................................................................F-53



                          CARDIAC CONTROL SYSTEMS, INC.
                                  BALANCE SHEET

                                   (Unaudited)

-----------------------------------------------------------------------------------------------------
                                                                                     JUNE 30,
                                                                                       1998
-----------------------------------------------------------------------------------------------------
ASSETS                                                                              (Unaudited)
       CURRENT ASSETS:
           Cash and cash equivalents                                             $         33,527
           Accounts and notes receivable                                                  560,529
           Inventories                                                                  1,396,572
           Prepaid expenses                                                               254,710
-----------------------------------------------------------------------------------------------------
                      TOTAL CURRENT ASSETS                                              2,245,338
-----------------------------------------------------------------------------------------------------
       PROPERTY, PLANT AND EQUIPMENT (NET)                                              1,918,680
-----------------------------------------------------------------------------------------------------
       OTHER ASSETS:
           Deferred financing costs, less accumulated
               amortization of $272,177                                                   426,270
           Deferred license fees, less accumulated
               amortization of $53,333                                                    146,667
           Deferred merger costs                                                          427,372
           Other                                                                           80,010
-----------------------------------------------------------------------------------------------------
                      TOTAL OTHER ASSETS                                                1,080,319
-----------------------------------------------------------------------------------------------------
                      TOTAL ASSETS                                                 $    5,244,337
-----------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES:
           Accounts payable                                                        $    1,160,095
           Due to related party                                                           102,522
           Accrued compensation                                                           308,874
           Accrued royalties                                                              210,111
           Other accrued expenses                                                          74,285
           Deposits payable                                                               352,481
           Notes and debt obligations payable within one year                           1,112,862
-----------------------------------------------------------------------------------------------------
                      TOTAL CURRENT LIABILITIES                                         3,321,230
       8% CONVERTIBLE DEBENTURES                                                          300,000
       NOTES AND DEBT OBLIGATIONS PAYABLE AFTER ONE YEAR                                1,503,038
       OTHER LIABILITIES                                                                   84,622
-----------------------------------------------------------------------------------------------------
                      TOTAL LIABILITIES                                                 5,208,890
-----------------------------------------------------------------------------------------------------
       STOCKHOLDERS' EQUITY
           Common stock, $.10 par value, 30,000,000 shares authorized,
               2,648,739 shares issued                                                    264,874
           Additional paid in capital                                                  22,337,797
           Accumulated deficit                                                        (22,567,224)
-----------------------------------------------------------------------------------------------------
                      TOTAL STOCKHOLDERS' EQUITY                                           35,447
-----------------------------------------------------------------------------------------------------
                      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $    5,244,337
-----------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements


                          CARDIAC CONTROL SYSTEMS, INC.
                            STATEMENTS OF OPERATIONS
                             AND ACCUMULATED DEFICIT
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------
                                                                       THREE MONTHS ENDED JUNE 30
                                                                      1998                   1997
------------------------------------------------------------------------------------------------------------
REVENUE
       Net sales                                                  $         620,777      $          852,288
       Royalty income                                                             0                 697,125
                                                             -----------------------------------------------
            Total revenue                                                   620,777               1,549,413
                                                             -----------------------------------------------

COSTS AND EXPENSES
       Cost of products sold                                                326,090                 503,815
       Selling, general and administrative expenses                         469,091                 743,072
       Engineering, research and development expenses                       334,915                 458,272
                                                             -----------------------------------------------
            Total cost and expenses                                       1,130,096               1,705,159
                                                             -----------------------------------------------

OPERATING INCOME (LOSS)                                                    (509,319)               (155,746)
                                                             -----------------------------------------------
OTHER INCOME (EXPENSES)
       Interest income                                                          317                   5,983
       Interest expense                                                    (156,295)                (82,586)
       Other income
                                                             -----------------------------------------------
            Total other income (expenses)                                  (155,978)                (76,602)
                                                             -----------------------------------------------

NET INCOME (LOSS)                                                          (665,297)               (232,348)

ACCUMULATED DEFICIT - BEGINNING OF PERIOD                               (21,901,927)            (20,662,217)
                                                             -----------------------------------------------

ACCUMULATED DEFICIT - END OF PERIOD                               $     (22,567,224)        $   (20,894,565)
                                                             ===============================================

NET INCOME (LOSS) PER COMMON SHARE - BASIC                                   ($0.25)                 ($0.09)

AVERAGE NUMBER OF SHARES OUTSTANDING                                      2,648,739               2,619,371
------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements


                          CARDIAC CONTROL SYSTEMS, INC.
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------
THREE MONTHS ENDED JUNE 30,                                           1998               1997
------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                     $  (665,297)      $  (232,348)
     Adjustments to reconcile net loss to net cash used for
     operating activities:
         Depreciation and amortization                                114,263           104,579
         Gain (loss) on fixed asset disposals                         -                    (671)
         Cash provided by (used for):
             Accounts receivable                                      113,143          (273,180)
             Inventories                                               27,124          (118,157)
             Prepaid expenses                                         (47,147)         (158,281)
             Other assets                                              (2,026)             -
             Accounts payable                                         132,677          (199,755)
             Due to related parties                                    (4,500)             -
             Accrued interest                                           3,054             -
             Accrued compensation                                      50,356            36,253
             Accrued compensated absences                                 606            22,694
             Deposits payable                                         -                 184,011
             Other accrued expenses                                     6,736            (7,359)
             Other liabilities                                          1,230            15,455
                                                                   -----------------------------
Net cash provided by (used for) operating activities                 (269,781)         (626,758)
                                                                   -----------------------------
CASH FLOWS FROM INVESTING ACTIVITIES;
     Purchase of property, plant and equipment                         (1,180)         (186,640)
     Deferred merger costs                                           (106,922)             -
     Proceeds from sale of equipment                                  -                   4,260
     Increase in other assets                                         -                  (2,600)
                                                                   -----------------------------
Net cash provided by (used for) investing activities                 (108,102)         (184,980)
                                                                   -----------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from notes and debt obligations payable                 -                  93,893
     Repayment of notes and debt obligations payable                  -                (193,983)
     Proceeds from issuance of 8% convertible debenture               300,000             -
     Net borrowings on line of credit                                  56,225           (93,893)
     Proceeds from short term debt                                     35,745             -
     Repayments of long term debt                                      (1,973)           (1,534)
     Debt issuance costs                                              -                (165,288)
                                                                   -----------------------------
Net cash provided by (used for) financing activities                  389,998          (360,804)
                                                                   -----------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                   12,115           (34,184)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                           21,412           185,463
                                                                   -----------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           $   33,527        $  151,279
                                                                   =============================
SUPPLEMENTAL CASH FLOW INFORMATION:

     Interest paid during the period                               $  109,344        $   57,071
------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                          CARDIAC CONTROL SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - GENERAL

The accompanying balance sheet of Cardiac Control Systems, Inc. (the "Company") as of June 30, 1998, the related statements of operations and accumulated deficit for the three months ended June 30, 1998 and 1997, and the statements of cash flows for the three months ended June 30, 1998 and 1997 are unaudited. In the opinion of management, such financial statements reflect all adjustments, consisting only of normal recurring items, necessary to present fairly the financial position of the Company at June 30, 1998, and the results of operations and the cash flows for the three months ended June 30, 1998.

Certain reclassifications have been made to the unaudited financial statements previously reported for the three months ended June 30, 1997 to conform with classifications used in the unaudited financial statements for the three months ended June 30, 1998.

The accompanying unaudited financial statements as of June 30, 1998 and for the three months ended June 30, 1998 and 1997 should be read in conjunction with the Company's audited financial statements for the year ended March 31, 1998.

The accompanying unaudited financial statements have been prepared assuming that the Company will continue operations on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. However, the Company has a history of net losses and incurred a net loss for the three months ended June 30, 1998 of $665,297. The Company's ability to continue as a going concern is dependent upon the consummation of the proposed merger with Electro-Catheter Corporation (see Note 6 below) and the attainment of a profitable level of operations. The Company believes that continual development of new product and resultant sales growth is critical to attaining a profitable level of operations. Therefore, the Company is continuing its efforts to invest in development of its single lead technology and expand its sales volume, both domestically and internationally. Management believes that the Company has the potential to increase sales and ultimately achieve a profitable level of operations. Also, the Company is pursuing additional working capital to expand its market position and pursue development of new technologies. However, there is no assurance that the Company will be able to attain profitable operations and continue operations as a going concern.

NOTE 2 - LOSS PER COMMON SHARE

Net loss per common share is based on the weighted average number of common shares outstanding during the period. Common stock equivalents have not been included for the three months ended June 30, 1998 and 1997, as their effect on the loss per share is anti-dilutive.

NOTE 3 - INVENTORIES

Inventories at June 30, 1998 are summarized as follows:

-----------------------------------------------------------------------------
                                                           JUNE 30, 1998
                                                          -------------------
                                                            (unaudited)

Raw materials and supplies............................    $     812,251
Work-in-process.......................................          341,668
Finished goods........................................          279,601
                                                          -------------
                                                              1,433,520
Reserve for obsolescence..............................           36,948
                                                          -------------
                                                           $  1,396,572
-----------------------------------------------------------------------

Finished goods inventories include approximately $135,427 of products consigned to customers and independent sales representatives at June 30, 1998.

NOTE 4 - NOTES AND DEBT OBLIGATIONS PAYABLE

Notes and debt obligations consist of the following at June 30, 1998:

--------------------------------------------------------------------------
                                                             JUNE 30, 1998
                                                             -------------

Sirrom mortgage note, net of discount (A)................... $   1,492,950
Coast Business Credit (B)...................................     1,069,523
Other.......................................................        53,427
                                                             -------------
                                                                 2,615,900
Amount payable within one  year.............................     1,112,862
                                                             -------------
Amount payable after one year............................... $   1,503,038
--------------------------------------------------------------------------

(A) On March 31, 1995, the Company entered into a Loan and Security Agreement (the "Loan Agreement") with Sirrom Capital Corporation ("Sirrom") and executed a $1,500,000 secured promissory note. Interest on the note is payable monthly at 13.5% per annum and principal is due on March 31, 2000. The note is secured by a first mortgage lien on all the Company's real and personal property, excluding inventory and accounts receivable, but including general intangibles such as its patents and royalties. The Loan Agreement restricts the Company from incurring additional indebtedness in excess of $200,000 annually without the lender's consent. In addition, the Company must give the lender advance notice of certain events, such as dividend payments, certain new stock issues, reorganizations, and merger or sale of substantially all assets.

         In connection with the Loan Agreement, the Company granted Sirrom warrants to purchase, initially, 100,000 shares of the Company's common stock at $.01 per share. An additional 50,000 warrants to purchase shares of common stock at $.01 per share will be granted to the lender upon each anniversary date, beginning March 31, 1997 through March 31, 1999, that any amount owed to Sirrom shall be outstanding. On March 31, 1997 and, again, on March 31, 1998, the Company granted Sirrom 50,000 additional warrants pursuant to the Loan Agreement. The Company recorded $279,000 (100,000 shares) in fiscal 1995, $71,376 (50,000 shares) in fiscal 1997 and $19,550 (50,000 shares) in fiscal 1998 as a debt discount with the offset to additional paid-in capital, representing the difference between the estimated fair market value of the underlying stock at the date of grant and $.01 per share. This has resulted in an effective interest rate of approximately 30% per annum on the Sirrom debt. The Sirrom note includes an unamortized debt discount of $7,050 at June 30, 1998.

(B) On June 13, 1997, the Company entered into a Loan Agreement ("Agreement") with Coast Business Credit ("CBC") for a maximum borrowing of $3.5 million which includes a line of credit up to $2.7 million, a $500,000 sub line for capital expenditures ("CAPEX"), and a $300,000 term loan ("Term Loan"). The maximum borrowing base available under the line of credit is based upon eligible receivables and inventory as defined in the Agreement. The maturity date for the Agreement is June 30, 2000. The CAPEX and the Term Loan are based upon a 48 month amortization period. The interest rate on the line of credit is equal to the prime rate plus 2%, and the interest rate for the Term Loan and the CAPEX Subline is equal to prime rate plus 2.25%. Borrowings under the Agreement are collateralized by a first security interest in substantially all of the assets of the Company. The Agreement also contains a minimum tangible net worth requirement. In addition, CBC was granted warrants to purchase 37,500 shares of stock at $4 per share, expiring June 30, 2002.

         In conjunction with the Agreement, the Company obtained an Intercreditor and Subordination Agreement between CBC and Sirrom. This agreement provides that Sirrom subordinate its first security interest in the assets of the Company to CBC, however, the priority interest of CBC in the Company's real estate is limited to $500,000. As consideration for its waiver of its first security interest in the assets of the Company, Sirrom was granted warrants to purchase 50,000 shares of stock at $5 per share, exercisable at any time from June 6, 1997 and expiring on June 6, 2002.

         On June 11, 1998, the Company and CBC executed an amendment to the original Loan Agreement whereby CBC agreed to advance the Company a further Bridge Loan in the sum of $250,000 repayable on August 31, 1998. The interest rate on the Bridge Loan is equal to prime rate plus 5% per annum , calculated on the basis of a 360-day year for the actual number of days elapsed. The exercise price of the warrants to purchase 37,500 shares of stock granted under the Agreement dated June 13, 1997 was reduced from $4.00 to $0.40 and, in addition, CBC was granted warrants to purchase 25,000 shares of stock at $0.40, expiring June 30, 2002.

Aggregate notes and debt obligations outstanding at June 30, 1998 mature as follows: 1999 - $ 1,112,862; 2000 - $ 4,153; 2001 - $ 1,497,251; 002 - $ 1,634.



NOTE 5 - 8% CONVERTIBLE DEBENTURES From April 22 through May 4, 1998, the Company obtained $300,000 in interim financing from selected current investors through the issuance of an 8% convertible debenture, convertible to shares of stock at $0.40 per share. The debenture holders include two stockholders of Cardiac Control Systems, Inc., Mr. George Holbrook and Mr. A. Bruce Brackenridge. In return for their efforts, the exercise price of the option controlled by Mr. Holbrook to purchase 3,571 shares of the Company stock at $3.50 a share and the exercise price of the warrant controlled by Mr. Holbrook to purchase 16,811 shares of the Company stock at $5.00 a share were each reduced to $0.40 a share and the exercise price of the warrant held by Mr. Brackenridge to purchase 866 shares of the Company stock at $5.00 was reduced to $0.40. The Company is attempting to obtain an additional $250,000 on similar terms.

NOTE 6 - PROBABLE MERGER...On October 27, 1997, the Company entered into a letter of intent with Electro Catheter Corporation, Inc (Electro), a New Jersey corporation, to effect a merger of a wholly-owned subsidiary of the Company ("Sub"), into and with Electro (the "Merger") as a result of which Electro will become a wholly-owned subsidiary of the Company.

To effectuate the Merger, the Company, Electro and Sub executed an Agreement and Plan of Reorganization dated January 20, 1998, as amended by a First Amendment to Agreement and Plan of Reorganization, dated May 5, 1998 and a Second Amendment to Agreement and Plan of Reorganization, dated August 7, 1998 (collectively, the "Merger Agreement"). Simultaneously with the Merger, the Company will reorganize into a holding company structure, whereby the Company will become a direct wholly-owned subsidiary of Catheter Technology Group, Inc., a Delaware corporation and a holding company ("CTG"). The stockholders of the Company will become stockholders of CTG and will continue to hold their shares of common stock without any change in number, designation, terms or rights. The structure of the transaction contemplates that upon effectiveness of the Merger, holders of Electro's common stock, $.10 par value per share ("Electro Common Stock"), will receive one-fifth of a share of common stock, $.10 par value, of CTG for each share of Electro Common Stock held. No fractional shares will be issued in the Merger.

Consummation of the Merger and transactions contemplated thereby are subject to the satisfaction of certain conditions, including, among other things: (i) The approval and adoption of the Merger Agreement and the Merger by the stockholders of Electro; and (ii) the registration under the Securities Act of 1933, as amended, and all applicable state securities laws, of the shares of Cardiac Common Stock to be issued pursuant to the Merger.

Electro is based in Rahway, New Jersey, and is engaged in the business of the design, development, manufacture, marketing and sale of catheters and related devices utilized in connection with illnesses of the heart and circulatory system. The Company believes the Merger may allow certain efficiencies to improve operating performance and that the broader product line may provide for a more effective marketing and distribution process. There can be no assurance, however, that consummation of the Merger will occur, or that if it does, it will yield positive operating results in the future.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders
Cardiac Control Systems, Inc.

We have audited the accompanying balance sheet of Cardiac Control Systems, Inc. as of March 31, 1998 and the related statements of operations, stockholders' equity and cash flows for each of the two years in the period ended March 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cardiac Control Systems, Inc. as of March 31, 1998 and the results of its operations and its cash flows for each of the two years in the period ended March 31, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the financial statements, the Company has experienced significant operating losses and has an accumulated deficit at March 31, 1998. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                /s/ BDO SEIDMAN, LLP
                                BDO Seidman, LLP

Orlando, Florida
June 15, 1998

                          CARDIAC CONTROL SYSTEMS, INC.

                                  BALANCE SHEET

----------------------------------------------------------------------------
                                                              MARCH 31, 1998
----------------------------------------------------------------------------
ASSETS

CURRENT:
       Cash and cash equivalents.............................    $ 21,412
       Accounts receivable, net (Note 3).....................     673,673
       Inventories (Note 4)..................................   1,423,697
       Prepaid expenses......................................     207,563
----------------------------------------------------------------------------
              TOTAL CURRENT ASSETS...........................   2,326,345
----------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT NET (NOTES 5 AND 7)............   1,974,096
----------------------------------------------------------------------------

OTHER ASSETS:
       Deferred financing costs, less accumulated
         amortization of $238,248 (Note 8)...................     460,200
       Deferred license fees, less accumulated
         amortization of $43,333.............................     156,667
       Deferred merger costs (Note 13).......................     320,450
       Other  ...............................................      79,220
----------------------------------------------------------------------------
              TOTAL OTHER ASSETS.............................   1,016,537
----------------------------------------------------------------------------
                                                               $5,316,978
----------------------------------------------------------------------------

      SEE ACCOMPANYING SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NOTES
                            TO FINANCIAL STATEMENTS.

                          CARDIAC CONTROL SYSTEMS, INC.

                                  BALANCE SHEET

--------------------------------------------------------------------------------
                                                                 MARCH 31, 1998
--------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable........................................... $1,028,440
       Due to related party (Note 6)..............................    106,000
       Accrued compensation.......................................    257,912
       Accrued royalties (Note 11)                                    226,906
       Other accrued expenses.....................................     48,372
       Deposits payable...........................................    352,482
       Current portion of long-term debt (Note 7).................  1,021,682
--------------------------------------------------------------------------------
              TOTAL CURRENT LIABILITIES...........................  3,041,794

       LONG-TERM DEBT, LESS CURRENT PORTION (NOTE 7)..............  1,491,720
       OTHER LIABILITIES..........................................     82,720
--------------------------------------------------------------------------------
              TOTAL LIABILITIES...................................  4,616,234
--------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (NOTE 11)

STOCKHOLDERS' EQUITY (NOTES 7 AND 8):
       Common stock, $.10 par value, 30,000,000 shares authorized,
          2,648,739 shares issued ................................    264,874
       Additional paid-in capital................................. 22,350,756
       Accumulated deficit........................................(21,901,927)
       Cumulative translation adjustment..........................    (12,959)
--------------------------------------------------------------------------------
              TOTAL STOCKHOLDERS' EQUITY..........................    700,744
--------------------------------------------------------------------------------
                                                                   $5,316,978
--------------------------------------------------------------------------------

      SEE ACCOMPANYING SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NOTES
                            TO FINANCIAL STATEMENTS.

                          CARDIAC CONTROL SYSTEMS, INC.

                          STATEMENTS OF OPERATIONS AND
                               ACCUMULATED DEFICIT

-----------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                     1998        1997
-----------------------------------------------------------------------------

REVENUE:
    Sales (Note 10).................................  $3,823,059  $4,201,047
    Royalty income..................................   2,063,250   2,394,250
-----------------------------------------------------------------------------
         Total revenue..............................   5,886,309   6,595,297
-----------------------------------------------------------------------------
COSTS AND EXPENSES:
    Cost of products sold...........................   2,339,973   2,378,743
    Selling, general and administrative expenses....   2,496,818   3,013,724
    Engineering, research and development expenses..   1,775,917   1,778,294
-----------------------------------------------------------------------------
         Total cost and expenses....................   6,612,708   7,170,761
-----------------------------------------------------------------------------

OPERATING INCOME (LOSS).............................    (726,399)   (575,464)
-----------------------------------------------------------------------------

OTHER INCOME (EXPENSES):
    Interest income.................................       9,697      17,432
    Interest expense................................    (523,949)   (490,508)
    Other income....................................         941     167,300
-----------------------------------------------------------------------------
         Total other income (expenses)..............    (513,311)   (305,776)
-----------------------------------------------------------------------------

NET LOSS                                              (1,239,710)   (881,240)
-----------------------------------------------------------------------------

NET INCOME (LOSS) PER COMMON SHARE -BASIC...........       $(.47)      $(.34)
-----------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING   2,636,954   2,585,212
-----------------------------------------------------------------------------

      SEE ACCOMPANYING SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NOTES
                            TO FINANCIAL STATEMENTS.


                          CARDIAC CONTROL SYSTEMS, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                        COMMON STOCK
                                   --------------------        ADDITIONAL                                       CUMULATIVE
                                    NUMBER         PAR          PAID-IN       TREASURY        ACCUMULATED       TRANSLATION
                                   OF SHARES      VALUE         CAPITAL         STOCK           DEFICIT         ADJUSTMENT
--------------------------------- ------------ ------------- -------------- -------------- ------------------ ----------------
BALANCE, March 31, 1996              2,532,942   $253,294     $21,857,388   $   (10,938)      $(19,780,977)          $     -
Common shares issued, net of
  costs of $8,968                       91,428      9,143         296,889             -                 -                 -
Stock warrants issued                        -          -         152,376             -                 -                 -
Acquisition of treasury stock                -          -               -        (5,000)                -
Retirement of treasury stock            (4,999)      (500)        (15,438)       15,938                 -
Translation adjustment                       -          -               -             -                 -            (7,055)
Net loss                                     -          -               -             -          (881,240)                -
--------------------------------- ------------ ------------- -------------- -------------- ------------------ ----------------

BALANCE, March 31, 1997              2,619,371    261,937      22,291,215             -       (20,662,217)           (7,055)
Common shares issued                    29,368      2,937          39,991             -                 -                 -
Stock warrants issued                        -          -          19,550             -                 -                 -
Translation adjustment                       -          -               -             -                 -          $ (5,904)
Net loss                                     -          -               -             -        (1,239,710)                -
--------------------------------- ------------ ------------- -------------- -------------- ------------------ ----------------

BALANCE, March 31, 1998              2,648,739   $264,874     $22,350,756     $       -      $(21,901,927)         $(12,959)
--------------------------------- ------------ ------------- -------------- -------------- ------------------ ----------------

      SEE ACCOMPANYING SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NOTES
                            TO FINANCIAL STATEMENTS.


                          CARDIAC CONTROL SYSTEMS, INC.

                            STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                                                              1998           1997
----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)........................................................................$(1,239,710)       $(881,240)
    Adjustment to reconcile net income (loss) to net cash provided by (used for)
      operating activities:
       Depreciation and amortization.........................................................    506,675          551,225
       Gain on fixed asset disposals.........................................................    (12,935)         (12,957)
       Stock issued for payment of director's fees...........................................     34,000                -
       Stock issued for payment of consulting fees...........................................      8,928                -
       Cash provided by (used for):
           Accounts receivable...............................................................    279,169          382,515
           Inventories.......................................................................     95,941          514,807
           Prepaid expenses..................................................................     48,549         (192,039)
           Other assets......................................................................    (10,811)         (50,588)
           Accounts payable..................................................................    200,197          327,535
           Due to related parties............................................................    106,000                -
           Accrued expenses..................................................................    (36,648)         (13,957)
           Deposits payable..................................................................    (40,150)        (126,962)
           Other liabilities.................................................................     12,046         (112,717)
           Deferred royalties................................................................          -         (328,250)
----------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used for) operating activities ........................................    (48,749)          57,372
----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property, plant and equipment................................................   (471,992)        (544,628)
    Deferred merger costs....................................................................   (320,450)               -
    Proceeds from sale of equipment..........................................................     29,458           22,633
----------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used for) investing activities ........................................   (762,984)        (521,995)
----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of common stock and stock warrants, net of issuance costs.........          -          301,032
    Deferred financing costs.................................................................   (254,878)         (99,149)
    Net borrowings on line of credit.........................................................    775,798                -
    Proceeds from long-term debt.............................................................    463,149          163,253
    Repayments of long-term debt.............................................................   (330,483)        (875,174)
----------------------------------------------------------------------------------------------------------------------------

Net cash provided by (used for) financing activities.........................................    653,586         (510,038)
----------------------------------------------------------------------------------------------------------------------------

EFFECT OF EXCHANGE RATE CHANGES IN CASH......................................................     (5,904)          (7,055)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS.........................................   (164,051)        (981,716)
CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR................................................    185,463        1,167,179
CASH AND CASH EQUIVALENTS - END OF YEAR......................................................    $21,412         $185,463
----------------------------------------------------------------------------------------------------------------------------

      SEE ACCOMPANYING SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NOTES
                            TO FINANCIAL STATEMENTS.


                          CARDIAC CONTROL SYSTEMS, INC.

                            STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                                                              1998           1997
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL CASH FLOW INFORMATION:
    Interest paid during the year............................................................   $317,356         $283,676

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
    Deferred financing costs incurred by issuance of stock warrants..........................   $      -         $ 81,000
    Treasury stock acquired for reinstatement of accounts payable............................          -            5,000
    Reduction in accounts payable in exchange for common stock...............................          -            5,000
    Accounts payable incurred for costs of license fees......................................          -          200,000
    Debt discount incurred by issuance of stock warrants.....................................     19,550           71,376
    Debt incurred for purchase of property and equipment.....................................          -           15,345

----------------------------------------------------------------------------------------------------------------------------

      SEE ACCOMPANYING SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NOTES
                            TO FINANCIAL STATEMENTS.

                          CARDIAC CONTROL SYSTEMS, INC.

                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


INVENTORIES                Inventories are stated at the lower of cost or
                           market. Cost is determined by the first-in, first-out
                           (FIFO) method for raw material and supply inventories. Cost of work-in-process and finished goods inventories is determined based upon standard cost, which approximates cost on a FIFO basis.

PROPERTY, PLANT
AND EQUIPMENT              Property, plant and equipment are stated at cost.
                           Additions,improvements and expenditures that significantly extend the useful life of an asset are capitalized.

                           Expenditures for repairs and maintenance are charged to operations as incurred. Depreciation and amortization are provided on the straight-line method for financial reporting purposes and accelerated methods for tax purposes over the estimated useful lives of the assets as follows:

                               Building and building improvements           10    -    30 years
                               Land improvements                                       20 years
                               Machinery and equipment                       5    -     6 years
                               Office equipment and furniture and fixtures   5    -    10 years
                               Vehicles                                      3    -     5 years
                               Ancillary equipment                                      2 years

DEFERRED                   Deferred financing costs related to a mortgage
COSTS                      note payable and other loan agreements are
AND FEES                   capitalized and amortized over the term of the
                           loans (see Note 7). Deferred license fees related to a license to distribute products in Japan are capitalized and amortized over five years, the life of the license. Deferred merger costs relate to the proposed merger with Electro and will be a cost of the transaction when the merger occurs or charged to operations if the merger does not occur (see Note
                           13).

IMPAIRMENT OF LONG-LIVED   The Company evaluates impairment of long-lived
ASSETS                     assets in accordance with Statement of
                           Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," (SFAS 121).
                           SFAS 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

TRANSLATION OF             The financial statements of the non-U.S. division
FOREIGN CURRENCY           are translated into U.S. dollars as follows: all
                           assets and liabilities at the year-end exchange rate and revenue and expenses at the average exchange rate. Adjustments resulting from the translation of financial statements are reflected as a separate component of stockholders' equity. Gains and losses resulting from foreign currency transactions are included in income currently and were not significant for the years ended March 31, 1998 and 1997.

REVENUE                    Sales revenue and cost of sales are recognized as
RECOGNITION                products are shipped and title passes, unless the
                           buyer has a right to return the products. Sales revenue and cost of sales attributable to shipments that the buyer has the right to return are recognized when the return privilege has expired, usually upon resale (implant) of the products.

                           Pursuant to a license agreement with a third-party distributor, the Company recognizes royalty income as leads are sold by the distributor.

ENGINEERING,               The Company capitalizes the cost of materials and
RESEARCH AND               equipment acquired or constructed for research and
DEVELOPMENT COSTS          development activities that have alternative
                           future uses. All other costs incurred for the purpose of product research, design, and development are charged to operations as incurred. Research and development costs included in engineering, research and development expenses on the statements of operations for the years ended March 31, 1998 and 1997 approximate $975,100 and $1,086,800, respectively.

INCOME TAXES               The Company accounts for income taxes in accordance
                           with Statement of Financial Accounting Standards No.
                           109, "Accounting for Income Taxes" ("FAS 109"). FAS
                           109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Measurement of deferred income tax is based on enacted tax laws including tax rates, with the measurement of deferred income tax assets being reduced by available tax benefits not expected to be realized.

LOSS PER
COMMON SHARE               Loss per share is based upon the weighted average
                           number of common shares outstanding during each period. Potential common shares have not been included since their effect would be anti-dilutive.
                           Potential common shares include 397,475 stock options and 465,965 warrants.

                           In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, "Earnings per Share," (FAS 128), which is effective for financial statements issued for periods ending after December 15, 1997. FAS 128 simplifies the standards for computing earnings per share and makes them comparable to international earnings per share standards. This statement replaces the presentation of primary EPS and fully diluted EPS with a presentation of basic EPS and diluted EPS, respectively. Basic EPS excludes dilution and is computed by dividing earnings available to common stockholders by the weighted-average number of common shares outstanding for the period. Similar to fully diluted EPS, diluted EPS reflects the potential dilution of securities that could share in the earnings. Adoption of this statement did not have a material effect on the Company's reported loss per share amounts.

FAIR VALUE OF              Statement of Financial Accounting Standards No. 107,
FINANCIAL                  "Disclosures about Fair Value of Financial
INSTRUMENTS                Instruments," requires disclosure of fair value
                           information about financial instruments. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of March 31, 1998.

                           The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, accounts payable, accrued expenses and deposits payable. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company's long-term debt is estimated based upon the quoted market prices for the same or similar issues or on the current rates offered to the Company for debt of the same remaining maturities.

USE OF
ESTIMATES                  The preparation of financial statements in conformity
                           with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECENT                     In June 1997, the Financial Accounting Standards
ACCOUNTING                 Board issued Statement of Financial Accounting
PRONOUNCEMENT              Standards No. 130, "Reporting Comprehensive Income"
                           (FAS 130), and No. 131, "Disclosure about Segments of an Enterprise and Related Information" (FAS 131). FAS
                           130 establishes standards for reporting and displaying comprehensive income, its components and accumulated balances. FAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. Both FAS
                           130 and FAS 131 are effective for periods beginning after December 15, 1997. The Company has not determined the impact that the adoption of these new accounting standards will have on its future financial statements and disclosures.

RECLASSIFICATIONS          Certain reclassifications have been made to the
                           financial statements previously reported for the year ended March 31, 1997 to conform with classifications used in the financial statements for the year ended
                           March 31, 1998.

                          CARDIAC CONTROL SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

1.   NATURE OF             Cardiac  Control  Systems,  Inc. (the  "Company")
     OPERATIONS            was  incorporated  in June 1980 as a Delaware
                           Corporation. The Company is engaged in the design, development, manufacture and marketing of implantable cardiac pacemaker systems, consisting of implantable pacemakers, connecting electrode leads and devices used for programming and monitoring the pacemaker systems. The Company commenced its principal business operations during the year ended March 31, 1986 after the commercial release of its initial single-chamber pacemaker system. The Company has received clearance from the United States Food and Drug Administration
                           (the "FDA") to commercially distribute and market a line of the Company's pacemaker systems.

                           In August 1996, the Company formed a division in Tokyo, Japan to distribute and market the Company's products in Japan. The Company has obtained the appropriate licensing for the sale of several of its products in Japan.

2.   GOING CONCERN AND     As  shown in the accompanying financial statements,
     MANAGEMENT'S PLANS    the Company has experienced significant losses which
                           have resulted in an accumulated deficit of $21,901,927. The Company has also experienced severe cash flow shortages which have resulted in a decrease in operating activity and have caused the Company to significantly reduce its labor force. In addition, royalties of $2,063,250 and $2,394,250 during fiscal
                           1998 and 1997, respectively, received under a license agreement ceased in January 1998. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

                           The Company has executed a letter of intent to merge with Electro-Catheter Corporation (see Note 13). It is believed that as a result of this merger, the combined entity will be able to generate significant volume and cost savings, allowing the realization of profitable operations and positive cash flow within a 12- to 18-month period post completion of the merger. It is also believed that this merger will also provide the vehicle and opportunity for additional acquisitions of like companies, further building critical mass and enhancing growth potential.

                           As a condition of this merger, the Company is planning to raise a minimum of $4 million in a combination of debt and equity. This capital will be utilized to fund the ongoing operations of the two companies, as well as the research and development of new technologies. Management believes that such financing will occur and that sufficient funds will be provided to overcome its financial difficulties. However, no assurances can be given that the Company will be successful in obtaining financing and completing the merger, and if the Company is unable to obtain adequate financing, there remains substantial doubt concerning the Company's ability to continue as a going concern.

3. ACCOUNTS RECEIVABLE     Accounts receivable at March 31, 1998 are summarized
                           as follows:

                           Trade accounts receivable            $     677,281
                           Other accounts receivable                    2,265
                                                                -------------
                                                                      679,546

                           Allowance for doubtful accounts             (5,873)
                                                                -------------
                                                                $     673,673
                                                                =============

4.   INVENTORIES           Inventories at March 31, 1998 consist of the
                           following:

                           Raw materials and supplies            $     859,836
                           Work-in-process                             315,643
                           Finished goods                              285,166
                                                                 -------------
                                                                     1,460,645

                           Reserve for obsolescence                    (36,948)
                                                                 -------------
                                                                 $   1,423,697
                                                                 =============

                           Finished goods inventories include approximately $192,000 of products consigned to customers and independent sales representatives at March 31, 1998.

5.   PROPERTY, PLANT AND   Components of property, plant and equipment at
     EQUIPMENT             March 31, 1998 are as follows:

                           Land                                   $    123,300
                           Building and building improvements        1,788,251
                           Land improvements                            29,450
                           Machinery and equipment                   1,147,277
                           Office equipment                            559,593
                           Furniture and fixtures                      149,620
                           Ancillary equipment                       1,250,743
                           Construction in progress (estimated costs
                             to complete $300,000)                     577,620
                                                                  ------------
                                                                     5,625,854

                           Accumulated depreciation                 (3,651,758)
                                                                  ------------
                                                                  $  1,974,096
                                                                  ============

                           Depreciation expense for the years ended March 31, 1998 and 1997 was $268,697 and $310,797, respectively.

6.   RELATED PARTY
     TRANSACTIONS          As of March 31, 1998, $106,000 was due to an
                           affiliate owned by a director of the Company for consulting services provided to the Company during fiscal 1998.

                           During the year ended March 31, 1998, the Company repaid in full $200,983 of advances from the Chairman of the Board and President of the Company under certain promissory notes.

7.   LONG-TERM DEBT        Long-term debt consists of the following at March 31,
                           1998:

                              Sirrom mortgage note, net of discount (see note below)           $   1,480,450
                              CBC line of credit (see note below)                                    775,798
                              CBC term note (see note below)                                         237,500
                              Other                                                                   19,654

                                                                                                   2,513,402

                              Less current portion                                                (1,021,682)
                                                                                               -------------
                              Total                                                            $   1,491,720
                                                                                               =============

                           Aggregate maturities of long-term debt over future years are as follows:

                              1999                               $   1,021,682
                              2000                                   1,485,642
                              2001                                       3,539
                              2002                                       2,539
                                                                 -------------
                                                                 $   2,513,402
                                                                 =============
                           SIRROM

                           On March 31, 1995, the Company entered into a Loan and Security Agreement (the "Loan Agreement") with Sirrom Capital Corporation ("Sirrom") and executed a $1,500,000 secured promissory note. Interest on the note is payable monthly at 13.5% and principal is due on March 31, 2000. The note is secured by a first mortgage lien on all the Company's real and personal property, excluding inventory and accounts receivable, but including general intangibles such as its patents and royalties. The Loan Agreement restricts the Company from incurring additional indebtedness in excess of $200,000 annually without the lender's consent. In addition, the Company must give the lender advance notice of certain events, such as dividend payments, certain new stock issues, reorganizations, and merger or sale of substantially all assets.

                           In connection with the Loan Agreement, the Company originally granted the lender warrants to purchase 100,000 shares of the Company's common stock at $.01 per share. An additional 50,000 warrants to purchase shares of common stock at $.01 per share will be granted to the lender upon each anniversary date, beginning March 31, 1997 through March 31, 1999, that any amount owed to Sirrom shall be outstanding. On March 31, 1997 and 1998, the Company granted Sirrom 50,000 additional warrants pursuant to this agreement. The Company recorded $279,000 (100,000 shares) in fiscal 1995, $71,376 (50,000 shares) in fiscal 1997 and $19,550 (50,000 shares) in fiscal 1998 as a debt discount with the offset to additional paid-in capital, representing the difference between the estimated fair market value of the underlying stock at the date of grant and $.01 per share (see
                           Note 8). This has resulted in an effective interest rate of approximately 24% on the Sirrom debt. The Sirrom note includes an unamortized debt discount of $19,550 at March 31, 1998.

                           CBC

                           On June 13, 1997, the Company entered into a Loan Agreement ("Agreement") with Coast Business Credit ("CBC") for a maximum borrowing of $3.5 million, which includes a line of credit up to $2.7 million, a $500,000 Subline for capital expenditures ("CAPEX"), which was unused at March 31, 1998, and a $300,000 Term Loan. The maximum borrowing base available under the line of credit is based upon eligible receivables and inventory as defined in the Agreement. The maturity date for the Agreement is June 30, 2000. The CAPEX and the term loan are based upon a 48-month amortization period. The interest rate on the line of credit is equal to the prime rate plus 2% (10.5% at March 31, 1998), and the interest rate for the Term Loan and the CAPEX Subline is equal to the prime rate plus 2.25% (10.75% at March 31, 1998). Borrowings under the Agreement are collateralized by a first security interest in substantially all of the assets of the Company. The agreement also contains a minimum tangible net worth requirement, of which the Company was in violation as of March 31, 1998. Accordingly, the amounts due under the CBC agreement as of March 31, 1998 amounting to $1,013,298 have been classified as current. In addition, CBC was granted a warrant to purchase 37,500 shares of stock at $4 per share, expiring June 30, 2002.

                           In conjunction with the Agreement, Company obtained an Intercreditor and Subordination Agreement between CBC and Sirrom. This agreement provided that Sirrom subordinate its first security interest in the Company's real estate to CBC limited however to $500,000 secured by the Sirrom mortgage. As consideration for its waiver of its first security interest in the assets of the Company, Sirrom was granted warrants to purchase 50,000 shares of stock at $5 per share, exercisable at any time and expiring five years from the date of the Warrant Agreement.

                           On June 11, 1998, the CBC Loan Agreement was amended to include an additional $250,000 bridge loan bearing interest at prime plus 5% and due on August 31, 1998. The warrant originally granted to CBC to purchase 37,500 shares of stock was also amended. The exercise price was reduced from $4 per share to $.40 per share. In addition, CBC was granted a second warrant to purchase 25,000 shares of stock at $.40 per share. The warrant expires June 30, 2002.

8.   STOCKHOLDERS'         ISSUANCE OF COMMON SHARES
     EQUITY
                           In May 1996, Sirrom purchased 50,000 shares of common stock for $5.00 per share. In June 1996, the Company issued 1,428 shares of common stock as payment for accounts payable of $5,000 to a third party. The accounts payable balance was then reinstated in March
                           1997, in conjunction with the Company's purchase of 1,428 shares of treasury stock.

                           In January 1997, the Company entered into a supply agreement with a major defibrillator manufacturer whereby the Company will be the exclusive outside supplier of a defibrillation lead. The agreement expires in December 1999. In connection with this agreement, the manufacturer paid the Company $200,000 and received 40,000 shares of common stock valued at $60,000, representing the quoted market price of the common shares. The difference between the purchase price and the value assigned to the common stock of $140,000 was recorded as a gain on sale of the technology underlying the supply agreement included in other income.

                           During the year ended March 31, 1998, the Company issued 23,654 shares of common stock as payment of directors' fees, which were valued at $34,000 and 5,714 shares of common stock as payment for consulting services which were valued at $8,928.

                           STOCK OPTION PLAN

                           On September 9, 1987, the Company's Board of
                           Directors adopted the 1987 Non-Qualified Stock Option Plan (the "1987 Plan"). On February 7, 1992, the Company's Board of Directors adopted the 1992 Non-Qualified Stock Option Plan (the "1992 Plan"). In fiscal 1995, the Company combined the 1987 Plan and the 1992 Plan. This Plan provides the Board of Directors with the authority to grant officers, directors, and employees of the Company non-qualified options to purchase up to a maximum of 400,000 shares of the Company's common stock. Options granted under the Plan expire five years after the date the options are granted or upon termination of employment.

                           The Company applies APB Opinion 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for options issued to employees. Accordingly, no compensation cost has been recognized for options granted to employees at exercise prices which equal or exceed the market price of the Company's common stock at the date of grant. Options granted at exercise prices below market prices are recognized as compensation cost measured as the difference between market price and exercise price at the date of grant.

                           Statement of Financial Accounting Standards No. 123 (FAS 123) "Accounting for Stock-Based Compensation," requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's employee stock options had been determined in accordance with the fair value based method prescribed in FAS 123. The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in 1998 and 1997, respectively: no dividend yield for both years, an expected life of five years for both years, expected volatility of 60% and 44% and risk-free interest rates of 6.6% and 6.4%.

                           Under the accounting provisions of FAS 123, the Company's net loss and loss per share would have been increased to the pro forma amounts indicated below:

                                                  1998                1997

                           NET LOSS
                             As reported     $  (1,239,710)       $  (881,240)
                             Pro forma          (1,264,723)          (952,300)

                           LOSS PER SHARE

                             As reported     $        (.47)       $      (.34)
                             Pro forma                (.48)              (.37)

A summary of the status of options under this plan as of March 31, 1998 and 1997 and changes during the years ending on those dates are presented below:

                                                    1998                                       1997
                                    -------------------------------------        ------------------------------
                                                        WEIGHTED-AVERAGE                       WEIGHTED-AVERAGE
                                          SHARES        EXERCISE PRICE               SHARES    EXERCISE PRICE
---------------------------------------------------------------------------------------------------------------
Balance at beginning of year             309,969            $    3.72               305,186        $     4.02
  Granted                                 88,500                 1.04                84,429              3.50
  Forfeited or expired                   (24,542)                5.25               (79,646)             4.55
                                    ------------            ---------            ----------        ----------

Balance at end of year                   373,927            $    2.93               309,969        $     3.72
                                    ============            =========            ==========        ==========


Options exercisable at year end          350,617            $    2.89               244,658        $     3.69

Options granted during the year
 at exercise prices which exceed
 market price of stock at date of
 grant:

    Weighted average exercise price       88,500            $    1.04                74,429        $     3.50
    Weighted average fair value           88,500                  .47                74,429               .73

Options granted during the year at
 exercise prices which equal market
 price of stock at date of grant:

    Weighted average exercise price            -            $      -                 10,000        $     3.50
    Weighted average fair value                -                   -                 10,000              1.66


The following table summarizes information about fixed stock options at March 31, 1998:

                                           OPTIONS OUTSTANDING                              OPTIONS EXERCISABLE
                        --------------------------------------------------------    -------------------------------------
                            NUMBER                                                      NUMBER
RANGE OF                OUTSTANDING AT     WEIGHTED-AVERAGE     WEIGHTED-AVERAGE    EXERCISABLE AT    WEIGHTED-AVERAGE
EXERCISE PRICES         MARCH 31, 1998         REMAINING        CONTRACTUAL LIFE    EXERCISE PRICE     MARCH 31, 1998
---------------------- ------------------ -------------------- -------------------- ---------------- --------------------
$1.00                        87,000            4.1 YEARS            $    1.00            87,000           $    1.00
$3.50 TO 3.63               286,927            2.1 YEARS                 3.52           263,617                3.52
                            -------                                                     -------

                            373,927                                                     350,617
                            =======                                                     =======


                           NON-PLAN STOCK OPTIONS

                           The Company has granted options to independent sales representatives, Board of Directors and others. The total number of non-plan stock options outstanding at March 31, 1998 and 1997 were 23,548 and 31,406, respectively. The total number of exercisable non-plan stock options at March 31, 1998 and 1997 were 21,548 and 24,073, respectively. The exercise price for these options range from $.40 to $10.50 per share. These options are exercisable over five-year periods and expire five years from the date of grant. The value of these options was not material, and accordingly, no compensation cost has been recognized by the Company.

                           COMMON STOCK PURCHASE WARRANTS

                           Common stock purchase warrants outstanding at March 31, 1998 are as follows:

                                                                     NUMBER OF        EXERCISE
                                                                     UNDERLYING       PRICE           EXPIRATION
                                                                     SHARES           PER SHARE       DATE
                           -------------------------------------------------------------------------------------
                              Converted debenture holders                100,000      $    5.00        3/31/99
                              Sirrom (Note 7)                            200,000      $     .01        3/31/00
                              Sirrom (see note below)                     50,000      $     .01       10/18/00
                              Sirrom (Note 7)                             50,000      $    5.00         6/6/02
                              Coast Business Credit (Note 7)              37,500      $    4.00        6/30/02
                              Employees                                    3,465      $     .18        8/21/02
                              Grupo Taper (see note below)                25,000      $     .80         8/5/07

                           -------------------------------------------------------------------------------------

                           All of the above warrants were exercisable at March 31, 1998, except for Grupo Taper, of which 25,000 are unexercisable. The warrants issued to Grupo Taper become exercisable according to the following schedule: (i) 50,000 shares shall be exercisable one year after the Company achieves ISO and CE approval if the Distribution Agreement is still in force and if Grupo has achieved at least 60% of its forecasted sales commitment; (ii) 25,000 shares shall be exercisable after December 20, 1997 if the Distribution Agreement is in force and Grupo has achieved 60% of its forecasted sales commitment for the year ended December 20, 1997; and (iii) 25,000 shares shall be exercisable after December 20, 1998 if the Distribution Agreement is in force and if Grupo has achieved its forecasted sales commitment over the two-year period ending December 20, 1998. Certain of the above warrants contain "piggy-back" registration rights and anti-dilution provisions.

                           The Company granted Sirrom 25,000 warrants in October 1995 and 25,000 in May 1996 at an exercise price of $.01 per share. These warrants were issued under an agreement whereby Sirrom gave up a first security interest as a result of the issuance of a note payable. The Company recorded $81,000 during the year ended March 31, 1997 as deferred financing costs and additional paid-in capital, representing the difference between the estimated fair market value of the underlying stock at the date of grant and $.01 per share.

                           COMMON STOCK RESERVED

                           The aggregate number of shares of the Company's common stock reserved for future issuance at March 31, 1998 is summarized as follows:

                           Common stock options:
                             1987/1992 Stock Option Plan          396,407
                             Non-plan                              31,318

                           Common stock purchase warrants:
                             Sirrom Capital Corporation           300,000
                             Grupo Taper                           25,000
                             Converted debenture holders          100,000
                             Coast Business Credit                 37,500
                             Employees                              3,465
                             Directors' compensation               69,765
                                                                  -------
                                                                  963,455
                                                                  -------
9.  INCOME TAXES           Significant components of the Company's deferred
                           income tax assets and liabilities at March 31, 1998 are as follows:

                           Deferred tax assets:

                            Accrued liabilities                    $    99,000
                            Net operating loss carryforwards         6,785,000
                            Inventory                                  148,000
                            Amortization                                42,000
                            Other                                        3,000

                            Gross deferred tax assets                7,077,000

                            Deferred tax liability - depreciation     (409,000)
                            Valuation allowance                     (6,668,000)

                            Net deferred taxes                     $        -


                           The net change in the valuation allowance for deferred tax assets was a decrease of $178,000 in fiscal 1998. As of March 31, 1998, the Company has approximately $18,900,000 of tax net operating loss carryforwards (NOLs) available that expire from 1998 through 2011. The tax benefit of these losses of approximately $6,426,000 has been offset by a valuation allowance sufficient to reduce the deferred tax asset to an amount management believes is more likely than not to be realized.

                           The provision for income taxes differs from the amounts computed by applying the Federal statutory rates to loss before taxes due to the following:

                                                                             1998                1997
                              ------------------------------------------------------------------------------------
                              Provisions for Federal income taxes
                                    at the statutory rate                    (34.0%)           (34.0%)
                              Loss producing no current tax benefit           34.0%             34.0%
                              ------------------------------------------------------------------------------------
                              Taxes on income                                  -                 -
                              ====================================================================================

10.   SEGMENT DATA
      AND SIGNIFICANT
      CUSTOMERS            The Company operates in a single industry segment,
                           that of providing implantable medical products to the health care industry. During the years ended March
                           31, 1998 and 1997, the Company exported its products to European, Japanese and Asian distributors and exported components and assemblies to certain
                           European manufacturers. Sales by geographic area for the years ended March 31, 1998 and 1997 are as follows:

                             GEOGRAPHIC AREA        1998              1997

                             United States       $ 3,047,963     $  3,486,511
                             Europe                  605,440          626,508
                             Japan/Asia              169,656           88,028
                                                  ----------     ------------

                                                 $ 3,823,059     $  4,201,047
                                                  ===========    =============

                           The Company's products are primarily distributed through independent sales representatives in the United States. During the year ended March 31, 1998, two of the Company's independent sales representatives each accounted for in excess of 10% of the Company's sales and in the aggregate accounted for $897,492 (23%) of the Company's sales. During the year ended March 31, 1997, two of the Company's independent sales representatives each accounted for in excess of 10% of the Company's sales and in the aggregate accounted for $892,279 (21%) of the Company's sales.

                           Further, pursuant to an electrode lead Supply Agreement with Intermedics Inc., the Company sold $1,095,076 and $1,954,408 of product to Intermedics Inc. for the years ended March 31, 1998 and 1997, respectively, which accounted for 29% and 47% of the Company's sales.

11.   COMMITMENTS AND      PATENT LICENSING AGREEMENTS
      CONTINGENCIES

                           Effective July 1, 1986, the Company renegotiated its exclusive license to a patented electrode-wire coating system that was originally acquired by the Company on July 1, 1981. The modified license agreement requires the payment of royalties equal to a percentage of sales of products manufactured using the patented technology. The license became non-exclusive on July 1, 1994. The term of the license agreement expires upon the expiration date of the patent, July, 2009. Royalty expense under the terms of the agreement for the years ended March 31, 1998 and 1997 was $39,564 and $62,655 respectively.
                           Further, on March 29, 1993, the licensor executed a sublicense agreement with the Company, enabling an unrelated company to manufacture the licensed product.

                           PURCHASE OBLIGATIONS

                           During the year ended March 31, 1989, the Company entered into an agreement for the procurement of hybrid microelectronic circuits. The development of circuits for the Company's atrial-controlled ventricular and single-chamber pacing products was completed in fiscal 1992. Development of the circuits for the Company's dual-chamber devices was completed in fiscal 1993. As of March 31, 1998, the Company's future maximum purchase obligation approximated $629,000.

                           During the year ended March 31, 1990, the Company entered into an agreement for the procurement of integrated circuits. The development of these circuits was completed in fiscal 1992. As of March 31, 1998, the Company's future maximum purchase obligation approximated $235,000, of which approximately $165,000 has been prepaid by the Company.

                           LEGAL PROCEEDINGS

                           The Company is party to various legal proceedings arising in the normal conduct of business. Management believes that the final outcome of these proceedings will not have a material adverse effect upon the Company's financial position or results of operations.

12.   SUBSEQUENT           During April 1998, the Company issued $300,000 of 8%
      EVENT                convertible debentures. Interest is payable in cash
                           or stock, or a combination thereof, on each April 30 and October 31 commencing October 31, 1998 and ending
                           April 24, 2003, at which time all outstanding principal and interest is due. The debentures are convertible from April 24, 1998 through the day immediately prior to the maturity date at a rate of one share of common stock for each $.40 of outstanding principal. The conversion price is adjustable upon the occurrence of certain events.

13.   PROPOSED MERGER      In October 1997, the Company executed a letter of
                           intent to merge with Electro-Catheter Corporation
                           ("Electro"), wherein CCS Subsidiary, Inc. ("Sub") a newly-formed New Jersey corporation and wholly-owned subsidiary of the Company will merge into Electro pursuant to an Agreement and Plan of Reorganization among the Company, Electro and Sub. If the merger is consummated, of which there can be no assurance, the separate corporate existence of Sub will cease and Electro will become a wholly-owned subsidiary of the Company. Simultaneously with the merger, the Company will reorganize into a holding company structure, whereby the Company will become a direct, wholly-owned subsidiary of Catheter Technology Group, a Delaware corporation and a holding company ("CTG").
                           The stockholders of the Company will become stockholders of CTG and will continue to hold their shares of capital stock without any change in number, designation, terms or rights. Pursuant to the merger, each outstanding share of Electro common stock will be converted into the right to receive one share of common stock, $.10 par value, of CTG. The proposed merger will result in the reverse acquisition by Electro stockholders of CTG due to the fact that the number of shares of CTG common stock to be issued to Electro's current stockholders will represent approximately 55% of the outstanding CTG common stock.


                          ELECTRO-CATHETER CORPORATION
                      CONDENSED COMPARATIVE BALANCE SHEETS
                        MAY 31, 1998 AND AUGUST 31, 1997
                                   (UNAUDITED)

                                                                   MAY 31,       AUGUST 31,
                           ASSETS                                   1998            1997
                                                               ------------    ------------
Current assets:

     Cash and cash equivalents                                 $       --            98,127
     Accounts receivable, net                                       759,133         988,859
     Inventories

         Finished goods                                             447,388         481,660
         Work-in-process                                            575,201         490,621
         Materials and supplies                                     310,497         270,086
                                                               ------------    ------------

     Total inventories                                            1,333,086       1,242,367
         Prepaid expenses and other current assets                   64,885         168,781
                                                               ------------    ------------

     Total current assets                                         2,157,104       2,498,134

     Property, plant and equipment, net                             684,002         777,663
     Other assets, net                                              276,238          97,275
                                                               ------------    ------------

     Total assets                                                 3,117,344       3,373,072
                                                               ============    ============

LIABILITIES AND STOCKHOLDERS DEFICIENCY
Current liabilities:
     Current installments of subordinated debentures due to         225,000            --
         T Partnership
     Current installments of capitalized lease obligations           65,629          50,734
     Accounts payable and accrued expenses                        1,382,143       1,045,406
     Accrued litigation expenses                                    288,400         443,820
                                                               ------------    ------------

Total current liabilities                                         1,961,172       1,539,960

Subordinated debentures due to T Partnership, excluding           1,922,125       1,747,125
     current installments
Capitalized lease obligation, excluding current installments        219,285         222,277
                                                               ------------    ------------

Total liabilities                                                 4,102,582       3,509,362
                                                               ------------    ------------

Stockholders' deficiency:
     Common stock                                                   639,039         638,361
     Additional paid-in capital                                  10,683,491      10,682,008
     Accumulated deficit                                        (12,307,768)    (11,456,659)
                                                               ------------    ------------

Total stockholders' deficiency                                     (985,238)       (136,290)
                                                               ------------    ------------

Total liabilities and stockholders'  deficiency                $  3,117,344    $  3,373,072
                                                               ============    ============

            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.


                          ELECTRO-CATHETER CORPORATION
                 CONDENSED COMPARATIVE STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                         MAY 31,                               MAY 31,
                                                 1998                1997               1998               1997
                                                ----------         ----------          ----------         ----------

Net revenues                                    $1,502,537         $1,718,954          $4,152,546         $5,138,259
Cost of goods sold                               1,119,482          1,082,277           2,836,541          2,858,408
                                                ----------         ----------          ----------         ----------

Gross profit                                       383,055            636,677           1,316,005          2,279,851

Operating expenses:

     Selling, general and administrative           409,404            561,074           1,525,871          1,759,889
     Research and development                      118,734            225,198             416,224            672,979
                                                ----------         ----------          ----------         ----------

Operating loss                                    (145,083)          (149,595)           (626,090)          (153,017)

Other expense:

     Interest expense                              (77,607)           (70,073)           (225,019)          (185,562)
                                                ----------         ----------          ----------         ----------

     Net loss                                   $ (222,690)        $ (219,668)         $ (851,109)        $ (338,579)
                                                ==========         ==========          ==========         ==========

Basic and diluted loss per share                    $(0.03)            $(0.03)             $(0.13)            $(0.05)
                                                ==========         ==========          ==========         ==========

Dividends per share                                   None               None                None               None

Weighted average shares outstanding              6,390,389          6,383,611           6,387,000          6,378,661

            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.


                          ELECTRO-CATHETER CORPORATION
                 CONDENSED COMPARATIVE STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                                   NINE MONTHS ENDED
                                                                               MAY 31,             MAY 31,
                                                                                1998                1997
                                                                             ------------      ------------
Cash flows from operating activities:

Net loss                                                                     $   (851,109)     $   (338,579)

Reconciliation of net loss to net cash used in operating activities:
     Depreciation                                                                  95,746           107,658
     Amortization                                                                   6,250             6,250

     Changes in assets and liabilities:
         Decrease in accounts receivable, net                                     229,726          (131,067)
         (Increase) decrease in inventories                                       (90,719)          393,392
         Decrease (increase) in prepaid expenses and other
              current assets                                                      103,896          (174,642)
         (Increase) decrease in other assets                                     (185,213)           14,105
         Decrease in deferred revenues                                                  -          (144,293)
         Increase (decrease) in accounts payable and accrued
              expenses                                                            230,467           163,563
                                                                             ------------      ------------

Net cash used in operating activities                                        $   (460,956)         (103,613)
                                                                             ------------      ------------

Cash flows from investing activities -
     Cash purchases of property, plant and equipment                               (2,085)          (66,756)
                                                                             ------------      ------------

     Net cash used in investing activities                                         (2,085)          (66,756)
                                                                             ------------      ------------

Cash flows from financing activities:
     Proceeds from Stock Purchase Plan                                              2,161             3,682
     Proceeds from loan from T Partnership                                        400,000           100,000
     Reductions of debt and capitalized lease obligations                         (37,247)         (119,384)
                                                                             ------------      ------------

     Net cash (used in) provided by financing activities                          364,914           (15,702)
     Net decrease in cash                                                         (98,127)         (186,071)
Cash at beginning of period                                                        98,127           275,283
                                                                             ------------      ------------

Cash at end of period                                                        $         -0-     $     89,212
                                                                             ============      ============
Interest paid                                                                $    144,413      $    185,561

     Property, plan and equipment acquired under capitalized
         lease obligations                                                   $     49,150      $    196,125

            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                          ELECTRO-CATHETER CORPORATION

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 1  BASIS OF PRESENTATION

In the opinion of management, the accompanying unaudited condensed financial statements contain all adjustments (consisting only of normal recurring accruals) necessary to present fairly the financial position of Electro-Catheter Corporation as of May 31, 1998, the results of operations for the three and nine months ended May 31, 1998 and May 31, 1997 and statements of cash flows for the nine months ended May 31, 1998 and May 31, 1997, but are not necessarily indicative of the results to be expected for the full year.

The financial statements have been prepared in accordance with the requirements of Form 10-Q and consequently do not include disclosures normally made in an Annual Report on Form 10-K. Accordingly, the financial statements included herein should be reviewed in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1997.

NOTE 2   OTHER ASSETS

In connection with the proposed merger (see Note 4 to Notes to Condensed Financial Statements), the Company has incurred $174,290 of expenses through May 31,1998. These expenses are included in Other Assets in the accompanying balance sheet at May 31, 1998. Consummation of the merger is subject to, among other things, raising capital. Upon consummation of the merger, these costs will either be included as a cost of the acquisition, charged to additional paid-in capital with equity financing, amortized over the term of any debt or charged to operations if the merger does not occur.

NOTE 3   SUBORDINATED DEBENTURES

In September 1997, in December 1997, in January 1998, and in May 1998, the Company borrowed additional amounts from the T Partnership, in each case in the amount of $100,000, under substantially the same terms and conditions as its previous borrowings, without issuing any additional warrants. Under the current arrangement, the Company is obligated to comply with a financial covenant to be tested on a monthly basis. Non-compliance by the Company with such covenant would allow the T Partnership to declare an event of default and accelerate repayment of indebtedness. The Company is currently in compliance with the covenant. The total indebtedness due to the T Partnership at May 31, 1998 was $2,147,125.

NOTE 4   COMMITMENTS AND CONTINGENCIES

FDA WARNING LETTER

The products developed and manufactured by the Company come under the jurisdiction of the Food and Drug Administration ("FDA") of the United States Department of Health and Human Services. Since the devices manufactured by the Company are intended for "human use", as defined by the FDA, the Company and said devices are subject to FDA regulations, which, among other things, allow for the conduct of routine detailed inspections of device manufacturing establishments and confirmation of adherence to "current good manufacturing practices" ("cGMP") in the manufacture of medical devices.

In February 1997, the FDA conducted an inspection and audit of the Company's facilities and practices as a result of which the FDA issued a Warning Letter regarding non-compliance by the Company with certain cGMPs in the manufacture of its products. Electro-Catheter Corporation communicated with the FDA its intentions to remedy the non-compliance, established a plan and timetable to effectuate such remediation and has diligently worked to take the necessary corrective actions. A subsequent FDA inspection in September 1997, indicated that while substantial progress had been made, not all corrective actions have been completed. The Company is continuing in its efforts to complete such actions and it is Electro-Catheter Corporation's intention to inform the FDA by late September
                                      F-33

1998 that it has completed such actions and is ready for reinspection. There can be no assurance, however, that the Company will be ready for such reinspection in September 1998 nor that it will pass any such reinspection when it occurs. While the Company is currently under no restrictions by the FDA regarding the manufacture or sale of its products, the Company is unable to precisely determine the short-term economic impact of instituting the required corrective actions, and there can be no assurance that the FDA will not take further action including seizure of products, injunction and/or civil penalties, if the necessary corrective actions are not completed on a timely basis. At this time, the Company is unable to precisely determine the short-term adverse economic impact which will result from instituting the corrective actions, but the voluntary discontinuation of manufacturing of certain products and the delay in the sale of other products has adversely affected sales by an estimated 10%.

LITIGATION

In September 1997, a Superior Court jury in Middlesex County found the Company liable for age discrimination in connection with its termination of an employee in April 1994. The jury awarded the terminated employee $283,000 plus attorney's fees and expenses and prejudgment interest in the combined amount of approximately $47,990. The Company also incurred legal costs from September 1996 through September 1997 in the amount of approximately $115,665. All of the aforementioned costs were recorded in the financial statements for the year ended August 31, 1997. The Company filed an appeal of the judgment.

Pending the Company's appeal, the plaintiff, in an effort to execute upon the judgment rendered in his favor, levied on certain of the Company's bank accounts, thereby freezing the available funds. Notwithstanding management's belief that the Company had arguments supporting its appeal, management weighed the considerable cash requirements of an appeal bond, the costs of continued efforts relative to the appeal, and the need to vacate the levies to satisfy the Company's immediate cash requirements against the likelihood of prevailing on its appeal and the terms of a possible settlement, and on April 8, 1998, the Company entered into a Settlement Agreement with the plaintiff. Under the key terms of the Settlement Agreement, the matter is deemed settled for the sum of $305,000 payable as follows: (i) by a lump sum payment of $65,000 within five business days of the date of the Settlement Agreement; and (ii) the balance, bearing interest at the rate of 6% per annum, payable in monthly installments of $10,000, plus interest, commencing July 1, 1998. The Settlement Agreement provides that a default in any monthly payment which remains unpaid for a period of ten days allows the plaintiff to declare a default and accelerate the payment of the entire outstanding balance with interest. The Company has made the payments due to date on a timely basis.

MERGER

On January 20, 1998, the Company entered into an Agreement and Plan of Reorganization with Cardiac Control Systems, Inc. ("CCS"), a Delaware corporation located in Palm Coast, Florida, to effect a merger of the two companies targeted toward the development and marketing of advanced specialty electrophysiology products. Currently, the structure of the transaction contemplates the merger of a newly-created, wholly-owned subsidiary of CCS into and with the Company as a result of which the Company shall become a wholly-owned subsidiary of CCS and the stockholders of the Company will become stockholders of Catheter Technology Group, Inc. ("CTG"), a Delaware corporation and parent holding company of CCS, to be formed as part of a restructuring in connection with the merger. By virtue of the merger, each outstanding share of common stock, $.10 par value, of the Company will be converted into the right to receive one-fifth of a share of common stock $.10 par value of CTG. Pursuant to the restructuring, CTG will succeed to all rights and obligations of CCS and will become the successor issuer of CCS such that stockholders of CCS will be come stockholders of CTG. Subsequent to the restructuring, it is intended that CTG will undergo a 1 for 5 reverse stock split reducing the number of shares of common stock, $.10 par value, of CTG (the "CTG Common Stock") outstanding to approximately 529,748 shares. By virtue of the merger, subsequent to the reverse stock split, each outstanding share of common stock, $.10 par value, of the Company will be converted into the right to receive one-fifth of a share of CTG Common Stock, effectively equal to an even exchange of shares prior to such reverse stock split.

Upon closing of the transaction, $1,000,000 of the Company's senior debt is intended to be redeemed by: (a) the issuance by a surviving subsidiary corporation in the merger (the "Surviving Subsidiary") to the T Partnership of an
                                      F-34
aggregate of 1,000 shares of Series A 9% preferred stock, no par value (the "Series A Preferred Stock") of the Surviving Subsidiary, which shares shall have a liquidation value equal to, and shall be issued in redemption of, $1.0 million of the indebtedness and shall be convertible into shares of CTG Common Stock at a conversion price equal to 120% of the price per share of the CTG Common Stock used as the basis for the consideration given (whether in the form of issued stock, if any, or warrants, provided the exercise price of the warrant reflects the current market value of the CTG Common Stock, or otherwise) in exchange for any capital raised in satisfaction of the financing contingency to the merger;
(b) the delivery to the T Partnership of a CTG 9% condition promissory note pursuant to which CTG is obligated to pay only those amounts which are due but not paid to the holders of the Series A Preferred Stock, or in the event of certain other non-monetary defaults such as bankruptcy, liquidation, a sale of substantially all assets, a change of ownership of the surviving subsidiary, or a default in the herein below mentioned secured promissory note (any payment or conversion of the Series A Preferred Stock shall be deemed a payment on the conditional note, and any principal or interest payments on the conditional note shall be deemed redemptions and payments under the Series A Preferred Stock, with the result being that CCS shall not be obligated to make aggregate payments with respect to both the Series A Preferred Stock and conditional note, in excess of $1.0 million plus interest); and (c) the delivery to the T Partnership of a secured promissory note made by CTG in an amount not to exceed $1.3 million (which amount shall be the remaining amount of the Company's secured indebtedness to the T Partnership, exclusive of the amount redeemed under (a) above), bearing interest at the rate of 12% per annum payable quarterly, the principal amount of which shall be due and payable three years from the date of execution of such note (the terms of the security for the note have yet to be agreed upon).

Consummation of the merger is subject, among other things, to: (i) raising sufficient capital to support the product development efforts of both companies;
(ii) declaration of the effectiveness of the registration statement filed with the Securities and Exchange Commission in connection with the merger; (iii) the approval of the merger and the transactions contemplated thereby by the stockholders of Electro-Catheter Corporation and CCS; and (iv) the receipt of all required regulatory approvals by the two companies.

CCS develops, manufactures and sells a broad line of implantable cardiac pacemakers, pacemaker leads and related products which Company management believes are complementary to its own product lines. The Company believes the merger may allow certain efficiencies to improve operating performance and that the broader product line may provide for a more effective marketing and distribution process. There can be no assurance, however, that consummation of the merger will yield positive operating results in the future.

From December 1997 through March 1998, the Company also had discussions regarding acquisition by another firm based outside the United States. In early April 1998, the Company's Board of Directors terminated these discussions, believing that the terms proposed were not in the best interest of the stockholders.

International sales should be adversely affected in Europe (approximately 17% of total revenues) for about the next six months as the Company was not able to obtain the "CE" Mark on its products on a timely basis, in order to continue to sell into this market. The effort to obtain the "CE" Mark is continuing and the Company is hopeful of obtaining this designation before the end of the calendar year on its major products in order to continue selling into this market. However, there can be no assurance that the Company will obtain the "CE" Mark or maintain the same level of revenue upon receiving the "CE" Mark as it did previously.

NOTE 5   RECLASSIFICATIONS

Certain reclassifications have been made to conform to the fiscal year 1998 presentation.

NOTE 6   EARNINGS PER SHARE

In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 128 "Earnings Per Share" (SFAS 128). SFAS 128 supersedes Accounting Principles Board Opinion No. 15, Earnings Per Share and specifies the computation, presentation and disclosure requirements for earnings per share for entities with publicly held common stock. SFAS 128 is effective for financial statements relating to both interim and annual periods ending after December 15, 1997.

Basic loss per share is based on net loss for the relevant period, divided by the weighted average number of common shares outstanding during the period. Diluted loss per share is based on net loss for the relevant period, divided by the weighted average number of common shares outstanding during the period. Common share equivalents, such as outstanding stock options, are not included in the calculation since the effect would be antidilutive.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Electro-Catheter Corporation:

         We have audited the financial statements of Electro-Catheter Corporation as listed in the accompanying index. In connection with our audits of the financial statements, we have also audited the financial statement schedule as listed in the accompanying index. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Electro-Catheter Corporation at August 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended August 31, 1997 in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has limited working capital resources which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                               /s/ KPMG PEAT MARWICK LLP
                                               KPMG Peat Marwick LLP

Short Hills, New Jersey
November 12, 1997


                          ELECTRO-CATHETER CORPORATION

                                 BALANCE SHEETS

                            AUGUST 31, 1997 AND 1996

                                                                               1997            1996
                                                                          ------------    ------------
                                          ASSETS

Current assets:
     Cash and cash equivalents                                            $     98,127         275,283
     Accounts receivable, less allowance for doubtful
         accounts of $152,070 in 1997 and $15,000 in 1996                      988,859       1,016,201
     Inventories                                                             1,242,367       1,862,179
     Prepaid expenses and other current assets                                 168,781          64,344
                                                                          ------------    ------------

     Total current assets                                                    2,498,134       3,218,007

Property, plant and equipment, net                                             777,663         551,698
Other assets, net                                                               97,275         123,407
                                                                          ------------    ------------

     Total assets                                                         $  3,373,072       3,893,112
                                                                          ============    ============

                           LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current installments of long-term debt                                    300,000
     Current installments of capitalized lease obligations                      50,734           7,489
     Accounts payable, trade                                                   566,816         345,888
     Deferred revenues                                                            --           144,293
     Accrued expenses                                                          478,590         395,591
    Accrued litigation expenses                                                443,820            --
                                                                          ------------    ------------

     Total current liabilities                                               1,539,960       1,193,261

Subordinated debentures due to T-Partnership, excluding current portion      1,747,125       1,447,125


Capitalized lease obligation, excluding current installments                   222,277          37,756
                                                                          ------------    ------------

     Total liabilities                                                       3,509,362       2,678,142
                                                                          ------------    ------------

Stockholders'(deficiency) equity:

     Common stock $.10 par value Authorized 20,000,000 shares;
         issued 6,383,611 in 1997 and 6,373,711 in 1996                        638,361         637,371
                                                                                               638,361
Additional paid-in capital                                                  10,682,008      10,679,316
Accumulated deficit                                                        (11,456,659)    (10,101,717)
                                                                          ------------    ------------
     Total stockholders' (deficiency) equity                                  (136,290)      1,214,970
                                                                          ------------    ------------
     Commitments and contingencies                                                --              --
                                                                          ------------    ------------

     Total liabilities and stockholders' deficiency/equity                $  3,373,072       3,893,112
                                                                          ============    ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                          ELECTRO-CATHETER CORPORATION

                            STATEMENTS OF OPERATIONS

                   YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

                                                                         1997                  1996                 1995
                                                                     -----------             ---------           ----------
Net revenues, including research and development revenue of
     $544,293 in 1997 and $155,707 in 1996                           $ 6,648,438             7,362,436            7,263,424
Cost of goods sold                                                     4,041,486             4,079,502            3,861,591
                                                                     -----------             ---------           ----------

         Gross profit                                                  2,606,952             3,282,934            3,401,833

Operating expenses:
     Selling, general and administrative                               2,384,127             2,954,991            3,438,811
     Research and development                                            881,728             1,010,073              931,956
                                                                     -----------             ---------           ----------

         Operating loss                                                 (658,903)             (682,130)            (968,934)

Other income (expense):

     Interest income                                                           -                    86                1,102
     Interest expense                                                   (249,384)             (210,896)            (168,058)
     Litigation expenses                                                (446,655)                    -                    -
                                                                     -----------             ---------           ----------

     Net loss                                                        $(1,354,942)             (892,940)          (1,135,890)
                                                                     ===========             =========           ==========

     Net loss per common share                                       $     (0.21)                (0.14)               (0.18)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          ELECTRO-CATHETER CORPORATION

                  STATEMENTS OF STOCKHOLDERS' DEFICIENCY/EQUITY

                   YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

                                                                   ADDITIONAL
                                                     COMMON          PAID-IN          ACCUMULATED     TOTAL STOCKHOLDERS'
                                                      STOCK          CAPITAL            DEFICIT        DEFICIENCY/EQUITY
                                                  -----------     -------------       -----------     ------------------
Balances at August 31, 1994                       $   576,232        10,106,647        (8,072,887)         2,609,992
Employee stock plan                                       248             1,988              --                2,236
Common Stock issued under private placement            57,150           442,913              --              500,063
Proceeds from issuance of stock warrants                 --              63,750              --               63,750
Net loss                                                 --                --          (1,135,890)        (1,135,890)
                                                  -----------       -----------       -----------        -----------

Balances at August 31, 1995                           633,630        10,615,298        (9,208,777)         2,040,151

Stock options exercised                                 2,350            18,213              --               20,563
Employee stock plan                                       287               779              --                1,066
Common stock issued for services  rendered              1,104            10,631              --               11,735
Amortization of deferred compensation
    expense on stock options                             --              34,395              --               34,395
Net loss                                                 --                --            (892,940)          (892,940)
                                                  -----------       -----------       -----------        -----------

Balances at August 31, 1996                           637,371        10,679,316       (10,101,717)         1,214,970

Employee stock plan                                       990             2,692              --                3,682
Net loss                                                 --                --          (1,354,942)        (1,354,942)
                                                  -----------       -----------       -----------        -----------

Balances at August 31, 1997                       $   638,361        10,682,008       (11,456,659)          (136,290)
                                                  ===========       ===========       ===========        ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                          ELECTRO-CATHETER CORPORATION

                            STATEMENTS OF CASH FLOWS

                   YEARS ENDED AUGUST 31, 1997, 1996 AND 1995

                                                                           1997           1996           1995
                                                                       -----------    -----------    -----------
Cash flows from operating activities:
Net loss                                                               $(1,354,942)      (892,940)    (1,135,890)

Reconciliation of net loss to net cash used in operating activities:

Depreciation and amortization                                              145,614        130,524        137,106
Amortization of deferred charges                                             8,333          8,333         61,708
Changes in assets and liabilities:
       Decrease (increase) in accounts
          receivable, net                                                   27,342        190,087       (141,514)
       Decrease (increase) in inventories                                  619,812        230,900       (289,789)
(Increase) decrease in prepaid
      expenses and other current assets                                   (104,437)       (21,314)        96,749
       Decrease in other assets, net                                        17,799          4,207          3,527
       Decrease (increase) in deferred
                 revenues                                                 (144,293)       144,293           --
Increase (decrease) in accounts
      payable and accrued expenses                                         747,747       (340,700)       124,128
                                                                       -----------    -----------    -----------

Net cash used in
  operating activities                                                 $   (37,025)      (546,610)    (1,143,975)
                                                                       -----------    -----------    -----------
Cash flows used in investing activities -
Purchases of property, plant
 and equipment                                                            (115,292)       (34,167)       (12,143)
                                                                       -----------    -----------    -----------

Cash flows from financing activities:
   Net proceeds from issuance of stock                                        --             --          500,063
   Net proceeds from issuance of
      subordinated debentures and warrants                                 100,000        547,125        575,000
   Proceeds from exercise of
      stock options                                                           --           20,563           --
Proceeds from employee stock
  purchase plan                                                              3,682          1,066          2,236
Proceeds from loan on officer's
  life insurance policy                                                       --             --           25,000
      Repayment of debt                                                   (128,521)       (17,079)       (18,184)
                                                                       -----------    -----------    -----------
      Net cash (used in) provided by
        financing activities                                               (24,839)       551,675      1,084,115
                                                                       -----------    -----------    -----------

      Net decrease in cash                                                (177,156)       (29,102)       (72,003)
      Cash and cash equivalents
        at beginning of year                                               275,283        304,385        376,388
                                                                       -----------    -----------    -----------
      Cash and cash equivalents
         at end of year                                                $    98,127        275,283        304,385
                                                                       ===========    ===========    ===========

      Interest paid                                                    $   241,049        199,724        101,967
      Property, plant & equipment acquired
         under capitalized lease obligations                           $   256,287         49,268           --

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          ELECTRO-CATHETER CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                         AUGUST 31, 1997, 1996 AND 1995

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      NATURE OF BUSINESS

                  Electro-Catheter Corporation ("Company") has been in business for over 36 years. The Company develops, manufactures, markets, and sells products for hospitals and physicians. These products are diagnostic and therapeutic catheters which are utilized in connection with illnesses of the heart and circulatory system. The Company has targeted electrophysiology as its focal area for future growth, but intends to maintain and develop products for emergency care, cardiac surgery, invasive and non-invasive cardiology and invasive radiology.

         (b)      REVENUE RECOGNITION

                  Revenues are recognized at the time of shipment and provisions, when appropriate, are made when the right to return exists in accordance with SFAS No. 48. Revenues under service contracts are accounted for as the services are performed in accordance with the terms of the contract and are not refundable if the research effort is unsuccessful.

         (c)      CASH AND CASH EQUIVALENTS

                  For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost which approximates market value.

         (d)      CONCENTRATIONS OF CREDIT RISK

                  Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. The Company's customer base is primarily comprised of hospitals in the U.S. and distributors outside the U.S. As of August 31, 1997, the Company believes it has no significant concentration of credit risk with its accounts receivable.

         (e)      INVENTORY VALUATION

                  Inventories are stated at the lower of cost (first-in, first-out method) or market.

         (f)      PATENTS AND TRADEMARKS

                  Patents and trademarks are recorded at cost and are amortized on a straight-line basis over their useful lives. Such costs, net of accumulated amortization, are included in other assets, net in the accompanying balance sheets.

         (g)      PROPERTY, PLANT AND EQUIPMENT

                  Property, plant and equipment is carried at cost. Plant and equipment is depreciated using the straight-line method over the estimated useful lives of the assets.

                  Repairs and maintenance costs are charged to operations as incurred.

                  Betterments are capitalized. Leasehold improvements are amortized over the term of the lease or the useful life of the asset, whichever is shorter.

                  When assets are retired or otherwise disposed, the cost and related accumulated depreciation are removed from the related accounts, and any resulting gain or loss is recognized in operations for the period.

         (h)      RESEARCH AND DEVELOPMENT

                  Research and development costs are charged to expense when incurred.

         (i)      ACCOUNTING FOR INCOME TAXES

                  Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when such differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits which are not expected to be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period in which such tax rate changes are enacted.

         (j)      USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

                  Actual results could differ from those estimates.

         (k)      STOCK-BASED COMPENSATION

                  Prior to September 1, 1996, the Company accounted for its stock option plan in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. As such, compensation expense would be recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. On September 1, 1996, the Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation", which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provisions of APB Opinion No. 25 and provide pro forma net income and pro forma earnings per share disclosures for employee stock option grants made in 1995 and future years as if the fair-value based method defined in SFAS No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

         (l)      LOSS PER SHARE

                  Loss per share is computed using the weighted average number of shares outstanding during each year. Shares issuable upon exercise of outstanding stock options, warrants and conversion of debentures are not included in the computation of loss per share because the result of their inclusion would be anti-dilutive.

                  The weighted average number of shares of common stock used in the computation of loss per share was approximately 6,380,000 in 1997, 6,354,000 in 1996 and 6,027,000 in 1995.

         (m)      LONG-LIVED ASSETS TO BE DISPOSED OF

                  In accordance with SFAS No. 121, the Company reviews long-lived assets for impairment whenever events or changes in business circumstances occur that indicate that the carrying amount of the assets may be recoverable. The Company assesses the recoverability of long-lived assets held and to be used based on undiscounted cash flows, and measures the impairment, if any, using discounted cash flows. Adoption of SFAS No. 121 in fiscal 1997 did not have any impact on the Company's financial position, operating results or cash flows.

         (n)      FINANCIAL INSTRUMENTS

                  The carrying amounts of cash and cash equivalents and other current assets and current liabilities approximate fair value due to the short-term maturity of these instruments.

(2)      LIQUIDITY

         The accompanying financial statements have been prepared on a going concern basis which contemplates the continuation of operations, realization of assets and liquidation of liabilities in the ordinary course of business. The Company incurred net losses of $1,354,942, $892,940 and $1,135,890 for the years ended August 31, 1997, 1996 and
         1995 respectively, and at August 31, 1997 had an accumulated deficit of $11,456,659. The net losses incurred by the Company have consumed working capital and weakened the Company's financial position. The Company's ability to continue in business is dependent upon its success in generating sufficient cash flow from operations or obtaining additional financing. The Company continues to re-evaluate its plans and adopt certain cost reduction measures. The Company is attempting to increase sales by examining and, where appropriate, modifying its distribution network, utilizing aggressive pricing and introducing new products to market. The Company's ability to continue as a going concern is dependent upon the successful implementation of the aforementioned programs. There can be no assurances that these programs can be successfully implemented. The financial statements do not include any adjustments relating to the recoverability and classifications of reported asset amounts or the amounts of liabilities that might result from the outcome of this uncertainty.

(3)      INVENTORIES

         Inventories consisted of the following:

                                                     1997           1996
                                                 ----------      ---------

                 Finished goods                  $  481,660        954,997
                 Work-in-process                    490,621        490,396
                 Materials and supplies             270,086        416,786
                                                    -------        -------

                                                  1,242,367      1,862,179
                                                  =========      =========

(4)      PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment consisted of the following:

                                                      1997         1996
                                                   ----------   ----------
                       Land                        $   38,400       38,400
                       Building                       153,597      153,597
                       Building improvements          993,168      952,837
                       Equipment                    2,307,607    2,244,694
                       Office furniture and
                         equipment                    534,232      519,319
                       Leasehold improvements         340,382      340,382
                       Sales equipment and
                          diagnostic computers        587,348      589,348
                       Capitalized leases             305,555       49,268
                                                   ----------   ----------
                                                    5,260,289    4,887,845
                      Less accumulated deprecia-
                          tion and amortization     4,482,626    4,336,147
                                                   ----------   ----------
                      Net property, plant
                      and equipment                $  777,663      551,698
                                                   ==========   ==========

(5)      ACCRUED EXPENSES

         The components of accrued expenses consisted of the following:

                                                   1997       1996
                                                 --------   --------
                   Accrued salaries, wages and
                            payroll taxes        $287,933    278,263
                   Accrued audit fees              52,500     60,000
                      Other expenses              138,157     57,328
                                                 --------   --------

                                                 $478,590    395,591
                                                 ========   ========

(6)      DEFERRED REVENUES

         In June 1996, the Company received an advance of $300,000 from an unrelated company to perform research and development and pre-production planning for it. For services performed, the Company recognized $155,707 in revenues in 1996 and such amount was reported in net revenues in the statement of operations. The remaining $144,293 was recorded as deferred revenues in the accompanying 1996 balance sheet and was recognized as revenue in fiscal year 1997.

(7)      SUBORDINATED DEBENTURES DUE TO T PARTNERSHIP

         On October 11, 1993, the Company entered into an agreement with the T Partnership to borrow up to $1,000,000. Ervin Schoenblum, the Company's Acting President and Director, and Abraham Nechemie, also a Director of the Company, are members of the T Partnership. On August 31, 1995, after the Company had drawn down all of the $1,000,000, the Company entered into an agreement with the T Partnership to borrow an additional $500,000 ("Lending Agreement"). In January 1996, the Company and the T Partnership agreed to a restructuring of its financing agreement. The T Partnership advanced an additional $200,000 to the Company and agreed to defer interest payments for a period of three months (interest payments were added to the outstanding principal on the T Partnership indebtedness) and in April 1997, the Company borrowed an additional $100,000 from the T Partnership under the same terms and conditions as its previous borrowing.

         The rate of interest on the debt is 12% per annum on any outstanding balance and is payable monthly. Principal payments of $25,000 scheduled to begin on September 1, 1996 have been deferred to September 1, 1998. Any remaining balance is due on August 1, 2003. The loan is secured by the Company's property, building, accounts receivable, inventories and machinery and equipment. The Company is to prepay the outstanding balance in the event the Company is merged into or consolidated with another corporation or the Company sells all or substantially all of its assets, unless the T Partnership and Company agree otherwise.

         Under the provisions of the agreement with the T Partnership, the Company is obligated to comply with certain financial covenants, to be tested on a monthly basis. Non-compliance by the Company shall allow the T Partnership to declare an Event of Default and accelerate repayment of indebtedness. As of August 31, 1997, the Company was not in compliance with this financial covenant. However, in November 1997, the T Partnership agreed not to exercise its right to accelerate the repayment of indebtedness through September 1, 1998 as a result of non-compliance with the aforementioned financial covenant and the nonpayment of principal payments in the 1998 fiscal year. The T Partnership has also agreed to a modification to the financial covenant. The Company is currently in compliance with such covenant. The total indebtedness due to the T Partnership at August 31, 1997 was $1,747,125.

         Under the provisions of the original agreement, the T Partnership was granted warrants which permit the T Partnership to purchase 166,667 shares of the Company's common stock at a price of $3.25 per share. The August 1995 agreement provides that the T Partnership surrender its warrants and be granted a new warrant to purchase 500,000 shares of the Company's common stock at a price of $0.9875 per share in exchange for the surrendered warrant. No additional warrants were issued as a result of subsequent borrowings. A value has been allocated to the warrants based upon their estimated fair market value at the date of the agreement. Such amount ($50,000) is amortized as additional interest expense over the term of the indebtedness. The unamortized balance is shown in other assets in the accompanying 1997 and 1996 balance sheets. The warrants are immediately exercisable and expire on August 1, 2001. As of August 31, 1997 these warrants remain outstanding.

         In September 1997, the Company borrowed an additional $100,000 from the T Partnership.

(8)      CAPITALIZED LEASE OBLIGATIONS

         The Company has entered into lease commitments for equipment that meet the requirements for capitalization. The equipment has been capitalized and shown in property, plant and equipment in the accompanying 1997 balance sheet (see Note 3). The related obligations are also recorded in the accompanying balance sheet and are based upon the present value of the future minimum lease payments with interest rates of 13.7% to 17.1%. The net book value of equipment acquired under capitalized lease obligations was $264,867 and $43,520, respectively for the years ended August 31, 1997 and 1996.

         The annual maturities for capitalized lease obligations as well as subordinated debentures due to the T Partnership for the five years subsequent to August 31, 1997, are as follows:

                            1998                                $ 51,010
                            1999                                 359,186
                            2000                                 367,778
                            2001                                 367,187
                            2002 and thereafter                  874,975

(9)      OTHER DEBT

         The Company has borrowed $125,000 against the cash surrender value of a life insurance policy of the former Chairman of the Board of the Company. Interest on the loan is 6%. The loan plus accrued interest is recorded as a reduction in the policy's cash surrender value, which is included in other assets in the accompanying balance sheets.

(10)     STOCK OPTIONS

         On May 20, 1987, the Company's stockholders approved the 1987 Incentive Stock Option Plan (the "1987 Plan"). Under the 1987 Plan, 225,000 shares of authorized but unissued shares of common stock, $.10 par value, of the Company were set aside to provide an incentive for officers and other key employees to render services and make contributions to the Company. Options may be granted at not less than their fair market value at the date of grant and are exercisable at such time provided by the grants during the five-year period beginning on the date of grant.

         On May 23, 1990, the Company's stockholders approved the 1990 Incentive Stock Option Plan (the "1990 Plan"). The terms of the 1990 Plan are substantially the same as the terms of the 1987 Plan. The 1990 Plan provides for the reservation of 225,000 shares of common stock for issuance thereunder.

         On July 15, 1992, the Company's stockholders approved the 1992 Incentive Stock Option Plan (the "1992 Plan"). The terms of the 1992 Plan are substantially the same as the terms of the 1987 and 1990 Plans. The 1992 Plan likewise provides for the reservation of 225,000 shares of common stock for issuance thereunder.

         On April 1, 1992, the Board of Directors adopted the 1992 Non-Qualified Stock Option Plan pursuant to which options to purchase 200,000 shares of common stock may be granted to directors, officers and key employees. Options may be granted at a price determined by the Board of Directors, but not less than 80% of the fair market value at the date of grant. Options are exercisable at such time provided by the grants, but each option granted shall terminate no longer than five years after the date of grant.

         In July 1994, the Company extended the expiration date of certain outstanding options held by two members of its Board of Directors. The extension, relating to a total of 44,500 shares of Electro common stock, effected options having an exercise price per share of $.875 at the date of grant and a fair market value of $1.25 per share at the date of extension. The difference between the price at the date of grant and the fair market value at the date of the extension has been recorded as compensation expense and is being amortized over the extension period.

         In October 1994, the Board of Directors voted in favor of offering all employees, officers and directors holding options at a price greater than $1.00 per share the opportunity to have those options replaced by stock options at a price of $1.00 per share, representing the fair market value at that time. Accordingly, options to purchase 384,300 shares were terminated and an equal number of new options were issued, which is reflected in the table below. In addition, the Company also granted 25,000 stock options to the Company's Acting President at $1.00 per share.

         A summary of all stock option activity follows:

                                       NUMBER         OPTION
                                         OF           PRICE
                                       SHARES       PER SHARE         TOTAL
                                       -------    --------------     -------

Year ended August 31, 1995:
         Granted                       405,300    $   .81 - 1.14     407,025
         Cancelled or expired          395,800       1.19 - 2.75     791,338
Outstanding at August 31, 1995         490,300        .81 - 5.00     698,761
                                       =======       ===========     =======

Year ended August 31, 1996:
         Granted                        12,900    $   .81 -  .88      10,794
         Exercised                      23,500               .88      20,563
         Canceled or expired           129,700        .81 - 5.00     330,231
Outstanding at August 31, 1996         350,000        .81 - 2.75     358,761
                                       =======       ===========     =======

Year ended August 31, 1997:
         Granted                        23,500    $   .81 - 1.13      21,643
Cancelled or expired                    22,300        .81 - 1.50      20,113
Outstanding at August 31, 1997         351,200        .81 - 2.75     353,791
                                       =======       ===========     =======


         Options to acquire 216,260 shares of common stock were exercisable at August 31, 1997.

         The per share weighted-average fair value of stock options granted during 1997 and 1996 was $.59 and $.55, respectively on the date of grant using the Black Scholes option-pricing model with the following weighted-average assumptions: expected dividend yield of 0.0%, risk-free interest rate of 5%, volatility factor of 73% and an expected life of 5 years. The Company applies APB Opinion No. 25 in accounting for its stock options and, accordingly, no compensation expense has been recognized for its stock options in the financial statements. Had the Company determined compensation cost based on the fair market value at the grant date for its stock options under SFAS No. 123, the Company's net income would not have been materially affected. The pro forma amounts are indicated below:

                                                   1997                1996
                                               ------------         ----------

           Net loss - as reported              $(1,354,942)         $(892,940)
           Net loss - pro forma                 (1,357,590)          (893,624)

           Loss per share - as reported        $     (0.21)         $   (0.14)
           Loss per share - pro forma                (0.21)             (0.14)


         In accordance with SFAS No. 123, pro forma net income and earnings per share data reflect only options granted in 1996 and 1997. Therefore, the full impact of calculating compensation expense for stock options under SFAS No. 123 is not reflected in the pro forma amounts presented above since compensation expense for options granted prior to September 1, 1995 was not considered.

(11)     EMPLOYEE STOCK PURCHASE PLAN

         The Company has an Employee Stock Purchase Plan (the "Plan") which provides for the issuance of a maximum of 75,000 shares of the Company's common stock which were made available for sale under the Plan's first offering.

         After the first offering, subsequent offerings were made upon the recommendation of the committee administering the Plan. Common stock can be purchased through employee-authorized payroll deductions at the lower of 85% of the fair market value of the common stock on either the first or last day of trading of the stock during the calendar year. It is the intention of the Company that the Plan qualify under Section 423 of the Internal Revenue Code. The Company's Board of Directors authorized extension of the Plan to January 1, 1998. During 1997, 1996 and 1995, 9,900, 2,866 and 2,476 shares, respectively, were purchased under the Plan.

(12)     PREFERRED STOCK, COMMON STOCK AND PAID-IN CAPITAL

         The Company is authorized to issue up to 1,000,000 shares of preferred stock. As of August 31, 1997, no preferred shares have been issued.

         In March 1995, the T Partnership purchased 571,500 shares of the Company's restricted common stock, $.10 par value, in a private placement at $.875 per share for gross proceeds of approximately $500,000. In connection with this private placement, the Company also issued to the T Partnership a purchase warrant to purchase 83,344 shares of the Company's common stock at an exercise price of $1.425 per share. This warrant will expire five years from the date of the agreement. Ervin Schoenblum, the Company's Acting President and director, and Abraham H. Nechemie, the other member of the Company's Board of Directors, are members of the T Partnership.

(13)     INCOME TAXES

         A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will be realized. The valuation allowance for deferred tax assets as of September 1, 1997 was $3,197,000 as compared to $2,983,000 at September 1, 1996. The net change in the total valuation allowance for the year ended August 31, 1997 was an increase of $142,000 as compared to a decrease of $536,000 at August 31, 1996.
                                      F-49

At August 31, 1997 and 1996, the tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities are as follows:



         Deferred tax assets:                           1997         1996
                                                    -----------   ----------
               Inventories                          $   93,000      155,000
               Accounts receivable,
                   due to allowance for
                   doubtful accounts                    23,000        3,000
               Contribution carryover                   25,000       23,000
               Compensated absences                     31,000       30,000

               Federal and state net
                   operating loss carryforwards      2,390,000    2,209,000

               Research and development
                   and investment tax credit
                   carryforwards                       635,000      635,000
                                                    ----------    ---------

                   Total gross deferred
                              tax assets             3,197,000    3,055,000

               Less valuation allowance              3,137,000    2,983,000
                                                    ----------    ---------

                Net deferred tax assets                 60,000       72,000

         Deferred tax liabilities:

                Excess of tax over financial
                    statement depreciation             (60,000)     (72,000)
                                                    ----------    ---------

                Net deferred tax                    $       -0-         -0-
                                                    ===========   =========

At August 31, 1997, the Company had available federal net operating loss carryforwards, research and development and investment tax credit carryforwards that expire as follows:

                 NET OPERATING               RESEARCH
EXPIRATION           LOSS                       AND                INVESTMENT
   DATE          CARRYFORWARDS          DEVELOPMENT CREDITS        TAX CREDITS
----------       -------------          -------------------        -----------
   1999          $         -                  25,000                     -
   2000                    -                 275,000                35,000
   2001            4,417,000                 246,000                43,000
   2002            2,063,000                       -                     -
   2003              690,000                       -                     -
   2004              268,000                       -                     -
   2005               46,000                       -                     -
   2006              223,000                       -                     -
   2007              454,000                       -                     -
   2008              854,000                  11,000                     -
   2009            1,368,000                       -                     -
   2010            1,178,000                       -                     -
   2011              589,000                       -                     -
   2012            1,435,000                       -                     -
                 -----------                 -------                ------
Total             13,585,000                 557,000                78,000


(14)     SEGMENT DATA

         The Company operates in one business segment. Export sales were approximately $1,828,000 in 1997, $2,324,000 in 1996 and $1,964,000 in
         1995. The major areas of export sales are as follows:

                 REGION             1997              1996              1995
              -------------       ---------         ---------        ---------
              Asia                  448,507           459,947          419,601
              Europe              1,201,036         1,592,469        1,301,582
              South America          76,744           127,151          149,621
              Other                 101,750           144,724           93,831

         Sales to the only domestic distributor of the Company's products totaled approximately $765,000 in 1995, representing approximately 11% of net sales. The agreement with this distributor was terminated on May 31, 1995 and, as such, there were no sales to this distributor in 1996 and 1997.

(15)     COMMITMENTS AND CONTINGENCIES

(a) The Company has agreements to lease equipment for use in the operations of the business under operating leases. The Company incurred rental expenses of approximately $105,000 in 1997, $116,000 in 1996 and $148,000 in 1995.

         The following is a schedule of future minimum rental payments for operating leases which expire through 2000:

                                1998                   8,294
                                1999                   4,150
                                2000                   4,150
                                                       -----
                                                      16,594
                                                      ======

(b) The Company is involved in certain claims and litigation arising in the normal course of business. Management believes, based on the opinion of counsel representing the Company in such matters, that, except for one claim, the outcome of such claims and litigation will not have a material effect on the Company's financial position and results of operations. The one exception is that in September 1997, a jury in Middlesex County of the Superior Court of New Jersey found the Company liable for age discrimination when it terminated an employee in April 1994. The jury awarded the terminated employee $283,000. In addition to the $283,000, the court awarded the plaintiff attorney's fees and expenses and prejudgment interest in the combined amount of approximately $47,990. The Company also incurred legal costs from September 1996 in the amount of approximately $115,665. The Company is considering taking an appeal, but has accrued all related costs to date in the accompanying financial statements.

(c) In February 1997, the FDA conducted an inspection and audit of the Company. At the conclusion of the audit, the FDA issued a number of observations regarding violations of CGMP. On March 11, 1997, the FDA issued a Warning Letter to the Company requesting that prompt action be taken to correct the violations.

         In response to the observations and the Warning Letter, the Company has provided the FDA with a plan and timetable for instituting corrective actions. The Company has been working diligently in its efforts to correct these violations.

         In September 1997, the FDA conducted another audit of the Company's facilities. While the Company has made progress towards correcting the violations, at the conclusion of this audit, the FDA issued a report which included no additional violations of CGMP but listed violations which are in the process of correction by the Company. At this time, the Company is unable to precisely determine the short-term adverse economic impact which will result from instituting the corrective actions.

(d) On October 23, 1997, the Company entered into a letter of intent with Cardiac Control Systems, Inc., a Delaware corporation ("CCS"), to effect a merger of the two companies targeted toward the development and marketing of advanced specialty electrophysiology products. The structure of the transaction contemplates the merger of a wholly-owned subsidiary of CCS into and with the Company as a result of which the Company shall become a wholly-owned subsidiary of CCS. The transaction further contemplates an exchange of common stock of the two companies, with two shares of CCS common stock, $.10 par value per share, to be exchanged for every three shares of the Company's common stock, $.10 par value per share.

         Consummation of the merger is subject, among other things, to: (i) raising sufficient capital to support the product development efforts of both companies; (ii) the execution of a definitive agreement reflecting the intentions of the parties; (iii) the approval of the transaction by the Board of Directors of each company; (iv) the approval of the transaction by the shareholders of Electro-Catheter Corporation; and (v) the receipt of all required regulatory approvals by each company.

         CCS develops, manufactures and sells a broad line of implantable cardiac pacemakers, pacemaker leads and related products which Company management believes are complementary to its own product lines. The Company believes the merger may allow certain efficiencies to improve operating performance and that the broader product line may provide for a more effective marketing and distribution process. There can be no assurance, however, that consummation of the merger will yield positive operating results in the future.

                                                                     SCHEDULE II

                          ELECTRO-CATHETER CORPORATION

                        VALUATION AND QUALIFYING ACCOUNTS

                                                                ADDITION CHARGED
                                             BALANCE AT           TO COST AND                   BALANCE AT
               DESCRIPTION                 BEGINNING OF YEAR        EXPENSES        WRITE-OFFS  END OF YEAR
               -----------                 -----------------    ----------------    ----------  -----------
1997 Allowance for doubtful account            $15,000               142,848            5,778    152,070

1996 Allowance for doubtful accounts           $76,796                39,383          101,179     15,000

1995 Allowance for doubtful accounts           $21,776                55,020                -     76,796



                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                   DATED AS OF

                                JANUARY 20, 1998,

                                      AMONG

                         CARDIAC CONTROL SYSTEMS, INC.,

                              CCS SUBSIDIARY, INC.

                                       AND

                          ELECTRO-CATHETER CORPORATION

                                    GLOSSARY

The following terms used in this Agreement are defined in the following
Sections:

                                                                                                         SECTION OR
 TERM                                                                                                OTHER LOCATION
-------------------------------------------------------------------------------------------------------------------
Acquisition Transaction......................................................................................6.4(a)
Acquisition Sub............................................................................................Preamble
Actions........................................................................................................3.14
Agreement...........................................................................................First paragraph
Plan of Merger......................................................................................First paragraph
Benefit Arrangements........................................................................................3.17(d)
Break-up Fee................................................................................................10.1(b)
Business Day....................................................................................................1.7
CCSFE...........................................................................................................4.2
Certificate.....................................................................................................3.1
Closing.........................................................................................................1.7
Closing Date....................................................................................................1.7
Code............................................................................................................1.6
Common Shares Trust......................................................................................2.2(d)(ii)
Company....................................................................................................Preamble
Company Affiliate Agreements....................................................................................5.2
Company Common Stock................................................................................First paragraph
Company Disclosure Schedule.......................................................................................3
Company Financial Statements....................................................................................3.6
Company Options..............................................................................................2.3(a)
Company Returns.................................................................................................3.9
Company SEC Documents...........................................................................................3.5
Company Sub.....................................................................................................3.1
Company Warrants................................................................................................3.3
Constituent Corporations........................................................................................1.1
Effective Time..................................................................................................1.2
Employee....................................................................................................3.17(a)
Employee Plans..............................................................................................3.17(a)
Encumbrances...................................................................................................3.10
ERISA.......................................................................................................3.17(a)
ERISA Affiliate.............................................................................................3.17(a)
Excess Shares.............................................................................................2.2(d)(i)
Exchange Act....................................................................................................3.4
Exchange Agent...............................................................................................2.2(a)
Exchange Fund................................................................................................2.2(a)
Executory Period.............................................................................................6.1(a)
FAS No. 5.......................................................................................................3.7
FDA............................................................................................................3.15
GAAP............................................................................................................3.6
Governmental Authority.........................................................................................3.14
GTH.............................................................................................................8.6
Intellectual Property Rights...................................................................................3.11
Liability.......................................................................................................3.7
Material Adverse Effect.........................................................................................3.1
Merger..........................................................................................................1.1

Merger Shares................................................................................................2.1(c)
Multiemployer Plan..........................................................................................3.17(c)
New Jersey Statute..................................................................................First Paragraph
Old Certificates.............................................................................................2.2(a)
Other Filings...................................................................................................6.5
Parent.....................................................................................................Preamble
Parent Common Stock.................................................................................First paragraph
Parent Disclosure Schedule........................................................................................4
Parent Financial Statements.....................................................................................4.6
Parent Options..................................................................................................4.3
Parent SEC Documents............................................................................................4.5
Parent Warrants.................................................................................................4.3
Party........................................................................................................6.1(a)
Pension Plans...............................................................................................3.17(a)
Related Agreements..............................................................................................5.2
Rule 145........................................................................................................5.2
Rule 145 Affiliate..............................................................................................5.2
S-4.............................................................................................................6.5
SEC.............................................................................................................3.4
SSS&G...........................................................................................................8.5
Stockholder Action..............................................................................................6.9
Stockholder Statement...........................................................................................6.9
Stockholders.................................................................................................2.2(a)
Stockholders' Materials.........................................................................................6.9
Stockholders' Meeting...........................................................................................6.9
Subsidiary...................................................................................................2.1(b)
Superior Proposal............................................................................................6.4(a)
Surviving Corporation...........................................................................................1.1
Tax.............................................................................................................3.9
Taxes...........................................................................................................3.9
Unvested Company Option......................................................................................2.3(b)
Vested Company Option........................................................................................2.3(c)
Voting Agreement................................................................................................5.1

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
   ARTICLE I. GENERAL...........................................................................................A-8
         1.1. THE MERGER........................................................................................A-8
         1.2. THE EFFECTIVE TIME OF THE MERGER..................................................................A-8
         1.3. EFFECT OF MERGER..................................................................................A-8
         1.4. CERTIFICATE AND BY-LAWS OF SURVIVING CORPORATION..................................................A-8
         1.5. TAKING OF NECESSARY ACTION........................................................................A-9
         1.6. TAX-FREE REORGANIZATION...........................................................................A-9
         1.7. CLOSING...........................................................................................A-9

  ARTICLE II. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
    CORPORATIONS; EXCHANGE OF CERTIFICATES......................................................................A-9
         2.1. EFFECT ON CAPITAL STOCK...........................................................................A-9
         2.2. EXCHANGE OF CERTIFICATES.........................................................................A-10
         2.3. COMPANY WARRANTS.................................................................................A-12

 ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................................A-12
         3.1. ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER.............................................A-12
         3.2. EQUITY INVESTMENTS...............................................................................A-13
         3.3. CAPITAL STOCK; SECURITIES........................................................................A-13
         3.4. AUTHORITY; NO CONSENTS...........................................................................A-13
         3.5. SEC DOCUMENTS....................................................................................A-14
         3.6. FINANCIAL STATEMENTS.............................................................................A-14
         3.7. ABSENCE OF UNDISCLOSED LIABILITIES...............................................................A-14
         3.8. ABSENCE OF CHANGES...............................................................................A-15
         3.9. TAX MATTERS......................................................................................A-16
         3.10. TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS......................................A-16
         3.11. INTELLECTUAL PROPERTY...........................................................................A-17
         3.12. AGREEMENTS, ETC.................................................................................A-17
         3.13. NO DEFAULTS, ETC................................................................................A-18
         3.14. LITIGATION, ETC.................................................................................A-18
         3.15. COMPLIANCE; GOVERNMENTAL AUTHORIZATIONS.........................................................A-18
         3.16. LABOR RELATIONS; EMPLOYEES......................................................................A-18
         3.17. EMPLOYEE BENEFIT PLANS AND CONTRACTS............................................................A-19
         3.18. CERTAIN AGREEMENTS..............................................................................A-20
         3.19. INSURANCE.......................................................................................A-20
         3.20. BROKERS.........................................................................................A-20
         3.21. RELATED TRANSACTIONS............................................................................A-20
         3.22. BOARD APPROVAL..................................................................................A-20
         3.23. VOTE REQUIRED...................................................................................A-20
         3.24. INFORMATION SUPPLIED............................................................................A-20
         3.25. COMPANY NOT AN INTERESTED STOCKHOLDER...........................................................A-21
         3.26. DISCLOSURE......................................................................................A-21
         3.27. KNOWLEDGE DEFINITION............................................................................A-21
         3.28. COMPANY REFERENCE INCLUDES COMPANY SUBS.........................................................A-21

  ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB.....................................A-21
         4.1. ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER.............................................A-21
         4.2. EQUITY INVESTMENTS...............................................................................A-21
         4.3. CAPITAL STOCK; SECURITIES........................................................................A-22

         4.4. AUTHORITY; NO CONSENTS...........................................................................A-22
         4.5. SEC DOCUMENTS....................................................................................A-23
         4.6. FINANCIAL STATEMENTS.............................................................................A-23
         4.7. ABSENCE OF UNDISCLOSED LIABILITIES...............................................................A-23
         4.8. ABSENCE OF CHANGES...............................................................................A-23
         4.9. TAX MATTERS......................................................................................A-24
         4.10. TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS......................................A-25
         4.11. INTELLECTUAL PROPERTY...........................................................................A-25
         4.12. AGREEMENTS, ETC.................................................................................A-25
         4.13. NO DEFAULTS, ETC................................................................................A-26
         4.14. LITIGATION, ETC.................................................................................A-26
         4.15. COMPLIANCE; GOVERNMENTAL AUTHORIZATIONS.........................................................A-26
         4.16. LABOR RELATIONS; EMPLOYEES......................................................................A-27
         4.17. EMPLOYEE BENEFIT PLANS AND CONTRACTS............................................................A-27
         4.18. CERTAIN AGREEMENTS..............................................................................A-28
         4.19. INSURANCE.......................................................................................A-28
         4.20. BROKERS.........................................................................................A-28
         4.21. RELATED TRANSACTIONS............................................................................A-28
         4.22. BOARD APPROVAL..................................................................................A-28
         4.23. INFORMATION SUPPLIED............................................................................A-29
         4.24. ACQUISITION SUB.................................................................................A-29
         4.25. DISCLOSURE......................................................................................A-29
         4.26. KNOWLEDGE DEFINITION............................................................................A-29
         4.27. PARENT REFERENCE INCLUDES CCSFE.................................................................A-29

   ARTICLE V. RELATED AGREEMENTS...............................................................................A-29
         5.1. VOTING AGREEMENT.................................................................................A-29
         5.2. AFFILIATE AGREEMENTS.............................................................................A-29

  ARTICLE VI. CONDUCT AND TRANSACTIONS PRIOR TO EFFECTIVE TIME; ADDITIONAL AGREEMENTS..........................A-30
         6.1. ACCESS TO RECORDS AND PROPERTIES OF EACH PARTY; CONFIDENTIALITY..................................A-30
         6.2. OPERATION OF BUSINESS OF THE COMPANY.............................................................A-30
         6.3. OPERATION OF BUSINESS OF THE PARENT..............................................................A-30
         6.4. NEGOTIATION WITH OTHERS..........................................................................A-31
         6.5. PREPARATION OF S-4; OTHER FILINGS................................................................A-31
         6.6. ADVICE OF CHANGES................................................................................A-32
         6.7. LETTER OF THE COMPANY'S ACCOUNTANTS..............................................................A-32
         6.8. LETTER OF PARENT'S ACCOUNTANTS...................................................................A-32
         6.9. STOCKHOLDERS' APPROVAL...........................................................................A-32
         6.10. LEGAL CONDITIONS TO MERGER......................................................................A-32
         6.11. CONSENTS........................................................................................A-33
         6.12. EFFORTS TO CONSUMMATE...........................................................................A-33
         6.13. NOTICE OF PROSPECTIVE BREACH....................................................................A-33
         6.14. PUBLIC ANNOUNCEMENTS............................................................................A-33
         6.15. AFFILIATES......................................................................................A-33
         6.16. PREFERRED STOCK; SECURED PROMISSORY NOTE........................................................A-33

 ARTICLE VII. CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATIONS.................................................A-34
         7.1. STOCKHOLDER APPROVAL; AGREEMENT OF MERGER........................................................A-34
         7.2. APPROVALS........................................................................................A-34
         7.3. LEGAL ACTION.....................................................................................A-34
         7.4. S-4..............................................................................................A-34
         7.5. LEGISLATION......................................................................................A-34

         7.6. BID PRICE RATIO..................................................................................A-34
         7.7. FINANCING........................................................................................A-34

ARTICLE VIII. CONDITIONS TO OBLIGATIONS OF PARENT AND ACQUISITION SUB..........................................A-34
         8.1. REPRESENTATIONS AND WARRANTIES...................................................................A-34
         8.2. PERFORMANCE OF OBLIGATIONS OF THE COMPANY........................................................A-35
         8.3. AUTHORIZATION OF MERGER..........................................................................A-35
         8.4. CERTIFICATE......................................................................................A-35
         8.5. OPINION OF THE COMPANY'S COUNSEL.................................................................A-35
         8.6. ACCEPTANCE BY COUNSEL TO PARENT AND ACQUISITION SUB..............................................A-35
         8.7. CONSENTS AND APPROVALS...........................................................................A-35
         8.8. GOVERNMENT CONSENTS, AUTHORIZATIONS, ETC.........................................................A-35
         8.9. RELATED AGREEMENTS...............................................................................A-35

  ARTICLE IX. CONDITIONS TO OBLIGATIONS OF THE COMPANY.........................................................A-35
         9.1. REPRESENTATIONS AND WARRANTIES...................................................................A-35
         9.2. PERFORMANCE OF OBLIGATIONS OF PARENT AND ACQUISITION SUB.........................................A-36
         9.3. AUTHORIZATION OF MERGER..........................................................................A-36
         9.4. CERTIFICATE......................................................................................A-36
         9.5. OPINION OF COUNSEL TO PARENT AND ACQUISITION SUB.................................................A-36
         9.6. TAX OPINION......................................................................................A-36
         9.7. ACCEPTANCE BY COUNSEL TO THE COMPANY.............................................................A-36
         9.8. CONSENTS AND APPROVALS...........................................................................A-36
         9.9. GOVERNMENT CONSENTS, AUTHORIZATIONS, ETC.........................................................A-36
         9.10. APPOINTMENT OF DIRECTORS........................................................................A-36
         9.11. FAIRNESS OPINION................................................................................A-36
         9.12. DIRECTOR INDEMNITY..............................................................................A-37
         9.13. COMPANY INDEBTEDNESS............................................................................A-37

    ARTICLE X. PAYMENT OF CERTAIN FEES AND EXPENSES............................................................A-37
         10.1. PAYMENT OF CERTAIN FEES AND EXPENSES............................................................A-37

   ARTICLE XI. TERMINATION, AMENDMENT, MODIFICATION AND WAIVER.................................................A-37
         11.1. TERMINATION.....................................................................................A-37
         11.2. EFFECT OF TERMINATION...........................................................................A-38

ARTICLE XII. MISCELLANEOUS.....................................................................................A-39
         12.1. ENTIRE AGREEMENT................................................................................A-39
         12.2. DESCRIPTIVE HEADINGS............................................................................A-39
         12.3. NOTICES.........................................................................................A-39
         12.4. COUNTERPARTS....................................................................................A-40
         12.5. GOVERNING LAW...................................................................................A-40
         12.6. BENEFITS OF AGREEMENT...........................................................................A-40
         12.7. PRONOUNS........................................................................................A-40
         12.8. AMENDMENT, MODIFICATION AND WAIVER..............................................................A-40
         12.9. SEVERABILITY....................................................................................A-40

EXHIBIT 1.2 PLAN OF MERGER.....................................................................................A-42

EXHIBIT 1.4 FOURTH ARTICLE TO CERTIFICATE OF INCORPORATION.....................................................A-51

EXHIBIT 5.1 VOTING AGREEMENTS AND IRREVOCABLE PROXY............................................................A-57

EXHIBIT 5.2 COMPANY AFFILIATE AGREEMENT........................................................................A-61

EXHIBIT 6.16(b) CONDITIONAL NOTE...............................................................................A-70

EXHIBIT 6.16(c) SECURED PROMISSORY NOTE........................................................................A-73

SCHEDULE 5.2 AFFILIATES OF THE COMPANY.........................................................................A-75


         AGREEMENT AND PLAN OF REORGANIZATION dated as of January 20, 1998, among CARDIAC CONTROL SYSTEMS, INC., a Delaware corporation ("Parent"), CCS SUBSIDIARY, INC., a New Jersey corporation and wholly-owned subsidiary of Parent ("Acquisition Sub"), and ELECTRO-CATHETER CORPORATION, a New Jersey corporation (the "Company").

         The Boards of Directors of Parent, Acquisition Sub and the Company have each duly approved and adopted this Agreement and Plan of Reorganization (this "Agreement"), the plan of merger (the "Plan of Merger") and the proposed merger of Acquisition Sub with and into the Company in accordance with this Agreement, the Plan of Merger and the New Jersey Business Corporation Act (the "New Jersey Statute"), whereby, among other things, the issued and outstanding shares of common stock, $.10 par value, of the Company (the "Company Common Stock"), will be exchanged and converted into shares of common stock, $.10 par value, of Parent (the "Parent Common Stock") in the manner set forth in Article II hereof and in the Plan of Merger, upon the terms and subject to the conditions set forth in this Agreement and the Plan of Merger.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and the Plan of Merger and the representations, warranties, covenants, agreements, conditions and promises contained herein and therein, the parties hereby agree as follows:

                                   ARTICLE I.

                                     GENERAL

         1.1 THE MERGER. In accordance with the provisions of this Agreement, the Plan of Merger and the New Jersey Statute, Acquisition Sub shall be merged with and into the Company (the "Merger"), which at and after the Effective Time shall be, and is sometimes herein referred to as, the "Surviving Corporation". Acquisition Sub and the Company are sometimes referred to as the "Constituent Corporations".

         1.2 THE EFFECTIVE TIME OF THE MERGER. Subject to the provisions of this Agreement, the Plan of Merger in substantially the form of EXHIBIT 1.2 attached hereto shall be executed, delivered and filed with the Secretary of State of the State of New Jersey by each of the Constituent Corporations on the Closing Date in the manner provided under Section 14A:10-4.1 of the New Jersey Statute. The Merger shall become effective (the "Effective Time") upon the filing of the Certificate of Merger (to which the Plan of Merger is an exhibit) with the Secretary of State of the State of New Jersey.

         1.3 EFFECT OF MERGER. At the Effective Time the separate existence of Acquisition Sub shall cease and Acquisition Sub shall be merged with and into the Surviving Corporation, and the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations and shall have such other effects as provided by the New Jersey Statute.

         1.4 CERTIFICATE AND BY-LAWS OF SURVIVING CORPORATION. From and after the Effective Time: (a) the Certificate of the Company shall be amended so that the Fourth Article thereof shall read in its entirety as set forth in EXHIBIT
1.4 attached hereto, and the Certificate of the Company, as so amended, shall be the Certificate of the Surviving Corporation, unless and until altered, amended or repealed as provided in the New Jersey Statute; (b) the current amended and restated by-laws of the Company shall be the by-laws of the Surviving Corporation, unless and until altered, amended or repealed as provided in the New Jersey Statute, the Certificate or such by-laws; (c) the directors of Acquisition Sub shall be Alan J. Rabin, W. Alan Walton and Ervin Schoenblum each of whom shall be the directors of the Surviving Corporation, unless and until removed, or until their respective terms of office shall have expired, in accordance with the New Jersey Statute, the Certificate or the by-laws of the Surviving Corporation, as applicable; and (d) the officers of the Company shall be the officers of the Surviving Corporation, unless and until removed, or until their terms of office shall have expired, in accordance with the New Jersey Statute, the Certificate or the by-laws of the Surviving Corporation, as applicable.

         1.5 TAKING OF NECESSARY ACTION. Prior to the Effective Time, the parties hereto shall do or cause to be done all such acts and things as may be necessary or appropriate in order to effectuate the Merger as expeditiously as reasonably practicable, in accordance with this Agreement, the Plan of Merger, and the New Jersey Statute. In case at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement and to vest in the Surviving Corporation full title to all assets, privileges, etc. of either Constituent Corporations, the officers and directors of such corporations shall take all such lawful and necessary action.

         1.6 TAX-FREE REORGANIZATION. For Federal income tax purposes, the parties intend that the Merger be treated as a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), by reason of Section 368(a)(2)(E) of the Code.

         1.7 CLOSING. Unless this Agreement shall have been terminated and the transactions contemplated by this Agreement abandoned pursuant to the provisions of Article XI, and subject to this Agreement, the closing of the Merger (the "Closing") will take place at 10:00 a.m. (Florida time) on a date (the "Closing Date") to be mutually agreed upon by the parties, which date shall be not later than the third (3rd) Business Day after all the conditions set forth in Articles VII, VIII and IX shall have been satisfied (or waived to the extent the same may be waived), unless another date is agreed to in writing by the parties. The Closing shall take place at the offices of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., 111 North Orange Avenue, 20th Floor, Orlando, Florida 32801, unless another place is agreed to in writing by the parties. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks are permitted to close in New Jersey or Florida.

                                   ARTICLE II.

                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

         2.1 EFFECT ON CAPITAL STOCK. At the Effective Time, subject and pursuant to the terms and conditions of this Agreement and the Plan of Merger, by virtue of the Merger and without any action on the part of the Constituent Corporations or the holders of the capital stock of the Constituent
Corporations:

                  (a) CAPITAL STOCK OF ACQUISITION SUB. Each issued and outstanding share of common stock, par value $.01 per share, of Acquisition Sub shall immediately prior to the Effective Time be deemed cancelled and converted into and shall represent the right to receive one share of common stock, par value $.10 per share, of the Surviving Corporation.

                  (b)    CANCELLATION OF CERTAIN SHARES OF COMPANY COMMON
STOCK. Each share of Company Common Stock that is immediately prior to the Effective Time: (i) owned by the Company as treasury stock; (ii) owned by any Subsidiary of the Company; or (iii) owned by Parent or any subsidiary of Parent, shall be cancelled and no Parent Common Stock or other consideration shall be delivered in exchange therefor. As used in this Agreement, a "Subsidiary" of any corporation means another corporation an amount of whose voting securities sufficient to elect at least a majority of its Board of Directors is owned directly or indirectly by such corporation.

                  (c)    EXCHANGE RATIO FOR COMPANY COMMON STOCK. Subject to
Section 2.2, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled pursuant to Section 2.1(b)) shall be deemed cancelled and converted into and shall represent the right to receive two-thirds (2/3) of a share of Parent Common Stock in accordance with Section 2.2. For convenience of reference, the shares of Parent Common Stock to be issued upon the exchange and conversion of Company Common Stock in accordance with this Section 2.1(c) are sometimes hereinafter collectively referred to as the "Merger Shares".

                  (d) ADJUSTMENTS FOR CAPITAL CHANGES. If, prior to the Effective Time, Parent or the Company recapitalizes through a subdivision of its outstanding shares into a greater number of shares, or a combination of its outstanding shares into a lesser number of shares, or reorganizes, reclassifies or otherwise changes its outstanding shares into the same or a different number of shares or other classes, or declares a dividend on its outstanding shares payable in shares of its capital stock or securities convertible into shares of its capital stock, then the applicable exchange ratio for Company Common Stock will be adjusted appropriately so as to maintain the relative proportionate interests of the holders of shares of Company Common Stock and the holders of shares of Parent Common Stock.

         2.2   EXCHANGE OF CERTIFICATES.

                  (a) PROCEDURE FOR EXCHANGE. Prior to the Closing Date, Parent shall select an exchange agent (the "Exchange Agent") reasonably satisfactory to Company to act in such capacity in connection with the Merger. As of the Effective Time, Parent shall deposit with the Exchange Agent, for the benefit of the holders of shares of Company Common Stock (the "Stockholders"), for exchange in accordance with this Article II and the Plan of Merger, certificates representing the shares of Parent Common Stock contemplated to be issued as Merger Shares (which shares of Parent Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund"). As soon as practicable after the Effective Time but in no event later than twenty (20) Business Days after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately before the Effective Time represented issued and outstanding shares of Company Common Stock (collectively, the "Old Certificates"): (i) a letter of transmittal advising such holders of the terms of the exchange effected by the Merger (and specifying how delivery shall be effected, and risk of loss and title to the Old Certificates shall pass, only upon delivery of the Old Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify); and (ii) instructions for use in effecting the surrender of Old Certificates in exchange for certificates representing Merger Shares. Upon surrender of an Old Certificate for cancellation to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent, the holder of such Old Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock which such holder has the right to receive pursuant to the provisions of this Article II and the Plan of Merger and the Old Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of Company Common Stock which are not registered on the transfer records of the Company, it shall be a condition of the exchange thereof that the Old Certificate representing such Company Common Stock is presented to the Exchange Agent properly endorsed and otherwise in proper form for transfer and accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2(a) and the Plan of Merger, each Old Certificate shall be deemed, on and after the Effective Time, to represent only the right to receive upon such surrender the certificate representing shares of Parent Common Stock and cash in lieu of fractional shares (as hereinafter provided) of Parent Common Stock as contemplated by this Article II and the Plan of Merger.

                  (b) DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED CERTIFICATES. No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Old Certificate with respect to the shares of Parent Common Stock represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(d) or the Plan of Merger until the holder of record of such Old Certificate shall surrender such Old Certificate. Subject to the effect of applicable laws, following surrender of any such Old Certificate, there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest: (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Parent Common Stock to which such holder is entitled pursuant to
Section 2.2(d) and the Plan of Merger and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock; and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Parent Common Stock.

                  (c) NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK. All shares of Parent Common Stock issued upon the surrender for exchange of shares of Company Common Stock in accordance with the terms of this Article II and the Plan of Merger (including any cash paid pursuant to Section 2.2(b) or 2.2(d)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock and there shall be no further registration or transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Old Certificate is presented to the Surviving Corporation for any reason, such Old Certificate shall be cancelled and exchanged as provided in this Article II and the Plan of Merger.

                  (d) NO ISSUANCE OF FRACTIONAL SHARES. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Old Certificates, and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a stockholder of Parent such as rights to dividends, stock splits or interest in lieu of issuing certificates for fractional shares.

                           (i) As promptly as practicable following the
Effective Time, the Exchange Agent shall determine the excess of (x) the number of full shares of Parent Common Stock delivered to the Exchange Agent by Parent pursuant to Section 2.2(a) over (y) the maximum number of full shares of Parent Common Stock distributable to holders of Company Common Stock pursuant to
Section 2.2(a) (such excess being herein called the "Excess Shares"). As soon after the Effective Time as practicable, the Exchange Agent, as agent for the holders of Company Common Stock, shall aggregate and sell the Excess Shares at then prevailing prices in the over-the-counter market, all in the manner provided in subsection (ii) of this Section 2.2(d).

                           (ii) The sale of the Excess Shares by the Exchange
Agent shall be executed in the over-the-counter market through one or more member firms of the National Association of Securities Dealers, Inc. and shall be executed in round lots to the extent practicable. Until the net proceeds of such sale or sales have been distributed to the holders of Company Common Stock as contemplated in subsection (iii) of this Section 2.2(d), the Exchange Agent shall hold such proceeds in trust for the holders of Company Common Stock (the "Common Shares Trust"). Parent shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation of the Exchange Agent, incurred in connection with such sale of the Excess Shares. The Exchange Agent shall determine the portion of the Common Shares Trust to which each holder of Company Common Stock shall be entitled, if any, by multiplying the amount of the aggregate net proceeds comprising the Common Shares Trust by a fraction, the numerator of which is the amount of the fractional share interest to which such holder of Company Common Stock is entitled and the denominator of which is the aggregate amount of fractional share interests to which all holders of Company Common Stock are entitled.

                           (iii) As soon as practicable after the determination
of the amount of cash, if any, to be paid to the holders of Company Common Stock in lieu of any fractional share interests, the Exchange Agent shall make available such amounts without interest to such holders of Company Common Stock.

                  (e) LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Old Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed, the Exchange Agent shall issue an exchange for such loss, stolen or destroyed Old Certificate the consideration payable and exchange therefor pursuant to this Article II. The Exchange Agent or the Surviving Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Old Certificate to give the Exchange Agent a bond in such reasonable sum as it may direct as indemnity against any claim that may be made against the Surviving Corporation with respect to the Old Certificate alleged to have been lost, stolen or destroyed.

                  (f) TERMINATION OF EXCHANGE FUND AND COMMON SHARES TRUST. Any portion of the Exchange Fund and Common Shares Trust which remains undistributed to the stockholders of the Company for six (6) months after the Effective Time shall be delivered to Parent, upon demand, and any former Stockholders of the Company who have not theretofore complied with this Article II and the Plan of Merger shall thereafter look only to Parent for payment of their claim for Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to Parent Common Stock (and Parent shall remain obligated to so pay and/or distribute).

                  (g) NO LIABILITY. Neither the Exchange Agent, Parent, Acquisition Sub nor the Company shall be liable to any holder of shares of Company Common Stock or Parent Common Stock, as the case may be, for shares (or dividends or distributions with respect thereto) of Parent Common Stock to be issued in exchange for Company Common Stock pursuant to this Section 2.2, if, on or after the expiration of twelve (12) months following the Effective Date, such shares are delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         2.3 COMPANY WARRANTS AND OPTIONS. At the Effective Time, each of the Company's then outstanding Company Warrants and Company Options (whether or not exercisable at the Effective Time), by virtue of the Merger and without any further action on the part of any holder thereof, shall be assumed by Parent and automatically converted, on the same terms, into a warrant or option to purchase a number of shares of Parent Common Stock (to be registered shares to the extent the option or warrant holder is, by the terms of the Company option plan or warrant in effect, entitled upon exercise of the option or warrant, to receive registered stock) determined by multiplying the number of shares of Company Common Stock covered by such Company Warrants and Company Options immediately prior to the Effective Time by two-thirds (2/3) (rounded up to the nearest whole number of shares), at an exercise price per share of Parent Common Stock equal to the exercise price in effect under such Company Warrants or Company Options immediately prior to the Effective Time divided by two-thirds (2/3) (rounded up to the nearest cent). The converted warrants and options shall be exercisable on the same terms and conditions as the existing Company Warrants and Company Options without however giving effect to any mandatory or permissive exercise arising by virtue of the Merger of the Company with the Subsidiary provided for herein.

         As used in this Agreement, the following terms shall have the following meanings:

                           (a) "Company Options" shall mean and include any

Unvested Company Option and any Vested Company Option.

                           (b) "Unvested Company Option" shall mean each of the
options to purchase Company Common Stock that is outstanding at the Effective Time, which is not exercisable immediately prior to the Effective Time pursuant to its terms in effect as of the date hereof.

                           (c) "Vested Company Option" shall mean each of the
options to purchase Company Common Stock that is outstanding at the Effective Time, which is exercisable immediately prior to the Effective Time pursuant to its terms in effect as of the date hereof.

                                  ARTICLE III.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Parent and Acquisition Sub that, except as disclosed in the Company SEC Documents or the disclosure schedule dated the date hereof, certified by the President or Acting President of the Company and delivered by the Company to Parent and Acquisition Sub simultaneously herewith (which disclosure schedule shall contain specific references to the representations and warranties to which the disclosures contained therein relate) (the "Company Disclosure Schedule"):

         3.1 ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER. Each of the Company and the wholly-owned subsidiary of the Company set forth in the Company Disclosure Schedule (the "Company Sub"): (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey; (b) has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and as currently proposed to be conducted; and (c) is duly qualified and in good standing to do business in all jurisdictions in which the failure to be so qualified and in good standing could reasonably be expected to have a material adverse effect on the business, properties, Liabilities, assets, operations, results of operations, condition (financial or otherwise), prospects or affairs (a "Material Adverse

Effect") of the Company. The Company has all requisite corporate power and authority to enter into this Agreement and the Plan of Merger and each of the Related Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Company has delivered to Parent true and complete copies of the Charter and by-laws of the Company and the Company Sub, respectively, in each case as amended to the date hereof. As used in this Agreement, "Certificate" shall mean, with respect to any corporation, those instruments that at the time constitute its corporate charter as filed or recorded under the general corporation law of the jurisdiction of its incorporation, including the articles or certificate of incorporation or organization, and any amendments thereto, as the same may have been restated, and any amendments thereto (including any articles or certificates of merger or consolidation or certificates of designation or similar instruments which effect any such amendment) which became effective after the most recent such restatement.

         3.2 EQUITY INVESTMENTS. The Company does not currently own any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity other than the Company Sub. Other than the Company Sub, the Company does not currently have any Subsidiaries. The Company owns 100% of the issued and outstanding capital stock of the Company Sub, free and clear of all Encumbrances. Except for the Company Options and the Company Warrants, there are no options, warrants, rights, calls, commitments or agreements of any character to which the Company or the Company Sub is a party or by which the Company or the Company Sub is bound calling for the issuance of shares of capital stock of the Company or the Company Sub or any securities convertible into or exercisable or exchangeable for, or representing the right to purchase or otherwise receive, any such capital stock, or other arrangement to acquire, at any time or under any circumstance, capital stock of the Company or any such other securities of the Company or the Company Sub.

         3.3 CAPITAL STOCK; SECURITIES. The authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock, of which 6,383,611 shares are outstanding as of November 18, 1997 and 1,000,000 shares of preferred stock with no par value, of which no shares are outstanding. As of November 30, 1997, the Company has outstanding warrants for 583,344 shares of Company Common Stock (with no shares of Company Common Stock reserved for such purpose) (collectively, the "Company Warrants") and (y) 675,000 shares of Company Common Stock reserved for issuance upon the exercise of 351,200 outstanding Company Options, of which 274,700 are Vested Company Options and 76,500 are Unvested Company Options. Other than the 583,344 outstanding Company Warrants and the 351,200 outstanding Company Options, the Company does not have outstanding any options to purchase, or any pre-emptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. All outstanding shares of Company Common Stock are validly issued and outstanding, fully paid and non-assessable and not subject to preemptive rights. There are no voting trusts, voting agreements (except in favor of the Merger), proxies (except as a part of voting agreements in favor of the Merger), first refusal rights, first offer rights, co-sale rights, transfer restrictions (other than restrictions imposed by federal or state securities laws) or other agreements, instruments or understandings (whether written or oral, formal or informal) with respect to the voting, transfer or disposition of Company Common Stock to which the Company is a party or by which it is bound, or, to the best knowledge of the Company, among or between any persons other than the Company.

         3.4 AUTHORITY; NO CONSENTS. The execution, delivery and performance by the Company of this Agreement, the Plan of Merger and the Related Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company; and this Agreement and the Related Agreements to which it is a party have been, and the Plan of Merger when executed and delivered by the Company will be, duly and validly executed and delivered by the Company, and this Agreement and the Related Agreements to which it is a party are, and the Plan of Merger when executed and delivered by the parties thereto will be, the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles. Neither the execution, delivery and performance of this Agreement, the Plan of Merger or Related Agreements to which it is a party nor the consummation by the Company of the transactions contemplated hereby or thereby nor compliance by the Company with any provision hereof or thereof will: (a) conflict with; (b) result in any violations of; (c) cause a default under (with or without due notice, lapse of time or both); (d) give rise to any right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under; or (e) result in the creation of any Encumbrance on or against any assets, right or property of the Company under any term, condition or provision of: (x) any instrument or agreement to which the Company is a party, or, to the best knowledge of the Company, by which the Company or any of its properties, assets or rights may be bound (except as shall have been waived or with respect to which consent shall have been obtained prior to the Closing); (y) any law, statute, rule, regulation, order, writ, injunction, decree, permit, concession, license or franchise of any Governmental Authority applicable to the Company or any of its properties, assets or rights; or (z) the Company's Certificate or by-laws, as amended through the date hereof. Except as contemplated by this Agreement or the Plan of Merger, no permit, authorization, consent or approval of or by, or any notification of or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Company of this Agreement, the Plan of Merger or the Related Agreements to which the Company is a party or the consummation of the transactions contemplated hereby or thereby, except for: (i) the filing with the Securities and Exchange Commission (the "SEC") of (A) the S-4 and (B) such reports and information under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated by the SEC thereunder, as may be required in connection with this Agreement, the Plan of Merger and the transactions contemplated hereby and thereby; (ii) such filings as may be required by the Over the Counter Bulletin Board Service with respect to Parent Common Stock to be issued in connection with the Merger and the Company Warrants to be assumed by Parent in the Merger; (iii) the filing of such documents with, and the obtaining of such orders from, various state securities and blue-sky authorities as are required in connection with the transactions contemplated hereby; (iv) the distribution of the Stockholders' Materials with respect to the adoption by the Stockholders of this Agreement and the Plan of Merger; (v) the filing of the Plan of Merger with the Secretary of State of the State of New Jersey and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business; and (vi) such other consents, waivers, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on the Company or materially impair the ability of the Company and the Stockholders to consummate the transactions contemplated by this Agreement or the Plan of Merger, including, without limitation, the Merger.

         3.5 SEC DOCUMENTS. The Company has furnished Parent with a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC on or after August 31, 1996 (the "Company SEC Documents"), which are all the documents (other than preliminary material) that the Company was required to file (or otherwise did file) with the SEC on or after August 31, 1996. As of their respective dates, none of the Company SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company SEC Documents complied when filed in all material respects with the then applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated by the SEC thereunder.

         3.6 FINANCIAL STATEMENTS. The financial statements of the Company included in the Company SEC Documents (the "Company Financial Statements"): (a) complied as to form in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principals ("GAAP"), consistently applied (except as may have been indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q promulgated by the SEC); (b) were in accordance with the books and records of the Company; and (c) fairly present (subject, in the case of the unaudited statements, to normal, nonrecurring audit adjustments) the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

         3.7 ABSENCE OF UNDISCLOSED LIABILITIES. At August 31, 1997: (a) the Company had no liability or obligation of any nature (whether known or unknown, matured or unmatured, fixed or contingent ("Liability")), which was not provided for or disclosed on the Company SEC Documents for the fiscal year ended

August 31, 1997; and (b) all liability reserves established by the Company and set forth on the Company Financial Statements were adequate, in the good faith judgment of the Company, for all such Liabilities at the date thereof. There were no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975 ("FAS No. 5")) which were not adequately provided for on the Company Financial Statements as required by FAS No. 5.

         3.8 ABSENCE OF CHANGES. Since August 31, 1997, the Company has been operated in the ordinary course, consistent with past practice, and there has not been:

                  (a) to the best knowledge of the Company, any damage, destruction or loss, whether or not covered by insurance, having or which could reasonably be expected to have a Material Adverse Effect;

                  (b) to the best knowledge of the Company, any Liability created, assumed, guaranteed or incurred, or any material transaction, contract or commitment entered into, by the Company, other than the license, sale or transfer of the Company's products to customers in the ordinary course of business;

                  (c) any declaration, setting aside or payment of any dividend or other distribution of any assets of any kind whatsoever with respect to any shares of the capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition of any such shares of the capital stock of the Company;

                  (d) any payment, discharge or satisfaction of any material Encumbrance or Liability or any cancellation by the Company of any material debts or claims or any amendment, termination or waiver of any right of material value to the Company;

                  (e) any stock split, reverse stock split, combination, reclassification or recapitalization of any Company Common Stock, or any issuance of any other security in respect of or in exchange for, any shares of Company Common Stock;

                  (f) any issuance by the Company of any shares of its capital stock or any debt security or securities, rights, options or warrants convertible into or exercisable or exchangeable for any shares of its capital stock or debt security (other than shares of Company Common Stock issued upon exercise of Company Options in accordance with the present terms thereof);

                  (g) any termination of, or, to the best knowledge of the Company, indication of an intention to terminate or not renew, any material contract, license, commitment or other agreement between the Company and any other person, or the assignment by the Company of any interest in any contract to which the Company is a party;

                  (h) any material write-down or write-up of the value of any asset of the Company, or any material write-off of any accounts receivable or notes receivable of the Company or any portion thereof;

                  (i) any increase in or modification or acceleration of compensation or benefits payable or to become payable to any officer, employee, consultant or agent of the Company other than in the ordinary course, or the entering into of any employment contract with any officer or employee;

                  (j) the making of any loan, advance or capital contribution to or investment in any person or the engagement in any transaction with any employee, officer, director or stockholder of the Company, other than advances to employees in the ordinary course of business for travel and similar business expenses;

                  (k) any change in the accounting methods or practices followed by the Company, or any change in depreciation or amortization policies or rates theretofore adopted by the Company;

                  (l) any termination of employment of any officer or key employee of the Company or, to the best knowledge of the Company, any expression of intention by any officer or key employee of the Company to terminate such office or employment with the Company;

                  (m) any amendments or changes in the Company's Certificate or by-laws;

                  (n) to the best knowledge of the Company, the commencement of any litigation or other action by or against the Company; or

                  (o) any agreement, understanding, authorization or proposal, whether in writing or otherwise, for the Company to take any of the actions specified in items (a) through (n) above.

         3.9 TAX MATTERS. The Company and each other corporation included in any consolidated or combined tax return in which the Company has been included: (a) have filed and will file, in a timely and proper manner, consistent with applicable laws, all Federal, state and local Tax returns and Tax reports required to be filed by them through the Closing Date (the "Company Returns") with the appropriate governmental agencies in all jurisdictions in which Company Returns are required to be filed and have paid or will pay all amounts shown thereon to be due; and (b) have paid and shall timely pay all Taxes required to have been paid on or before the Closing Date. All Taxes attributable to all taxable periods ending on or before the Closing Date, to the extent not required to have been previously paid have been adequately provided for on the Company Financial Statements and the Company will not accrue a Tax liability from the date of the Company Financial Statements up to and including the Closing Date, other than a Tax liability accrued in the ordinary course of business. The Company has not been notified by the Internal Revenue Service or any state, local or foreign taxing authority that any issues have been raised (and are currently pending) in connection with any Company Return, and no waivers of statutes of limitations have been given or requested with respect to the Company. Except as contested in good faith and disclosed in the Company Disclosure Schedule, any deficiencies asserted or assessments (including interest and penalties) made as a result of any examination by the Internal Revenue Service or by any other taxing authorities of any Company Return have been fully paid or are adequately provided for on the Company Financial Statements and no proposed additional Taxes have been asserted. The Company has not made an election to be treated as a "consenting corporation" under Section 341(f) of the Code nor is it a "personal holding company" within the meaning of
Section 542 of the Code. The Company has not agreed to, nor is required to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise. The Company will not incur a Tax liability resulting from the Company ceasing to be a member of a consolidated or combined group that had previously filed consolidated, combined or unitary Tax returns. As used in this Agreement, "Tax" means any of the Taxes and "Taxes" means, with respect to any entity: (x) all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties and other taxes, fees, assessments or charges of any kind whatsoever, together with all interest and penalties, additions to tax and other additional amounts imposed by any taxing authority (domestic or foreign) on such entity; and (y) any liability for the payment of any amount of the type described in the immediately preceding clause (x) as a result of: (i) being a "transferee" (within the meaning of Section 6901 of the Code or any other applicable law) of another entity; (ii) being a member of an affiliated or combined group; or (iii) any contractual obligations or otherwise.

         3.10 TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS. The Company has good and marketable title to all assets, properties and interests in properties, real, personal or mixed, reflected on the Company SEC Documents or acquired after August 31, 1997, except for: (a) those Encumbrances set forth in the Company Disclosure Schedule; (b) liens for current taxes not yet due and payable; (c) statutory mechanics and materialmen's liens; and (d) utility easements. As used in this Agreement, the term "Encumbrances" shall mean and include security interests, mortgages, liens, pledges, guarantees, charges, easements, reservations, restrictions, clouds, equities, rights of way, options, rights of first refusal and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money.

         3.11 INTELLECTUAL PROPERTY. The Company Disclosure Schedule sets forth a list of all patents, copyrights, trademarks, tradenames and service marks and any licensed intellectual property rights (other than commercial or "shrink-wrap" licenses covering software generally available to the public on a retail basis) (collectively, "Intellectual Property Rights") of the Company. To the best knowledge of the Company, the ownership or use of such Intellectual Property Rights by the Company does not infringe on the intellectual property rights of others and the Company has not received notice alleging any such infringement, and, to the best knowledge of the Company, no third party is infringing on the Intellectual Property Rights of the Company. The Company is not obligated to pay any third party any royalty or fee for the use of the Intellectual Property Rights used in its business.

         3.12 AGREEMENTS, ETC. The Company Disclosure Schedule sets forth a true and complete list of all written or oral contracts, agreements and other instruments to which the Company is a party and not made in the ordinary course of business, or made in the ordinary course of business and referred to in clauses (a) through (i) of this Section 3.12:

                  (a) any joint venture, partnership or other agreement or arrangement for the sharing of profits;

                  (b) any collective bargaining contract or other contract with or commitment to any labor union;

                  (c) the future purchase, sale or license of products, material, supplies, equipment or services requiring payments to or from the Company in an amount in excess of $25,000 per annum, which agreement, arrangement or understanding is not terminable on thirty (30) days' notice without cost or other liability at or at any time after the Effective Time, or in which the Company has granted or received manufacturing rights, most favored nations pricing provisions or exclusive marketing or other rights relating to any product, group of products, services, technology, assets or territory;

                  (d) the employment of any officer, employee, consultant or agent or any other type of contract, commitment or understanding with any officer, employee, consultant or agent which (except as otherwise generally provided by applicable law) is not immediately terminable without cost or other liability at or at any time after the Effective Time;

                  (e) an indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing of money, for a line of credit or, if involving payments in excess of $25,000 per annum, for a leasing transaction of a type required to be capitalized in accordance with Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board;

                  (f) a contract or commitment for capital expenditures individually in excess of $25,000;

                  (g) any agreement or contract with a "disqualified individual" (as defined in Section 280G(c) of the Code), which could result in a disallowance of the deduction for any "excess parachute payment" (as defined in Section 280G(b)(i) of the Code) under Section 280G of the Code;

                  (h) an agreement or arrangement for the sale of any assets, properties or rights having a value in excess of $25,000; or

                  (i) an agreement which restricts the Company from engaging in any aspect of its business or competing in any line of business in any geographic area.

The Company has furnished to Parent true and complete copies of all such agreements listed in the Company Disclosure Schedule and each such agreement:
(i) is the legal, valid and binding obligation of the Company and, to the best knowledge of the Company, the legal, valid and binding obligation of each other party thereto, in each case enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles;
(ii) to the best knowledge of the Company is in full force and effect; and (iii) to the best knowledge of the Company, the other party or parties thereto is or are not in material default thereunder.

         3.13 NO DEFAULTS, ETC. The Company has in all material respects performed all the obligations required to be performed by it to date and is not in material default or, to the best knowledge of the Company, alleged to be in material default under: (a) its Certificate or by-laws; or (b) any material agreement, lease, contract, commitment, instrument or obligation to which the Company is a party or by which any of its properties, assets or rights are or may be bound or affected, and, to the best knowledge of the Company, there exists no event, condition or occurrence which, with or without due notice or lapse of time, or both, would constitute such a default by it of any of the foregoing. To the best knowledge of the Company, no current customer has notified, or expressed an intention to notify, the Company that such customer will materially reduce the dollar amount of business it will do with the Company or cease doing business with the Company under circumstances where such notification or intention has been reported to an officer of the Company.

         3.14 LITIGATION, ETC. There are no: (a) actions, suits, claims, investigations or legal or administrative or arbitration proceedings (collectively, "Actions") pending, or to the best knowledge of the Company, threatened against the Company, whether at law or in equity, or before or by any Federal, state, municipal, foreign or other governmental court, department, commission, board, bureau, agency or instrumentality ("Governmental Authority");
(b) judgments, decrees, injunctions or orders of any Governmental Authority or arbitrator against the Company; or (c) to the best knowledge of the Company, material disputes with customers or vendors, in each case, except for any such matter which would not have a material adverse effect on the Company.

         3.15 COMPLIANCE; GOVERNMENTAL AUTHORIZATIONS. To the best knowledge of the Company, the Company has complied within the last five (5) years and is presently in compliance in all material respects with all material Federal, state, local or foreign laws, ordinances, regulations and orders applicable to it or its business, including, without limitation, the Food and Drug Administration of the United States Department of Health and Human Services ("FDA"), all Federal and state securities or "blue sky" laws and all laws and regulations relating to occupational safety and health and the environment. To the best knowledge of the Company, the Company has all material Federal, state, local and foreign governmental authorizations, security clearances, consents, approvals, licenses and permits necessary in the conduct of its business as presently conducted and as currently proposed to be conducted, such authorizations, consents, approvals, licenses and permits are in full force and effect, no material violations are or have been recorded in respect of any thereof and no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any thereof. To the best knowledge of the Company, all of the Company's full-time and temporary personnel who provide services in a manner or of the type that require specific certifications or clearances have provided such services at all times while having such certifications or clearances in full force and effect. Neither the Company nor, to the best knowledge of the Company, any of its full-time or part-time personnel has been cited or alleged by the FDA or other regulatory authority within the last five
(5) years as failing to comply with regulatory requirements or guidelines in the performance of services.

         3.16 LABOR RELATIONS; EMPLOYEES. The Company Disclosure Schedule sets forth the number of full-time and part-time employees of the Company and the primary locations at which such employees provide their services as of November 30, 1997. To the best knowledge of the Company: (a) the Company is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to date or amounts required to be reimbursed to such employees; (b) Acquisition Sub nor the Surviving Corporation will by reason of anything done prior to the Closing be liable to any of such employees for severance pay or any other payments; (c) the Company is in compliance in all material respects with all material Federal, state, local and foreign laws and regulations respecting labor, employment and employment practices, terms and conditions of employment and wages and hours; and (d) there is no unfair labor practice, sexual harassment or other employment-related complaint pending or, to the best knowledge of the Company, threatened against the Company or any employee of the Company. To the best knowledge of the Company, no employee of the Company is in material violation of any term of any employment contract, confidentiality agreement or any other contract or agreement relating to the relationship of such employee with the Company or any other party because of the nature of the business conducted or proposed to be conducted by the Company or the execution and delivery of such agreement or contract by such employee.

         3.17 EMPLOYEE BENEFIT PLANS AND CONTRACTS.

                  (a) The Company Disclosure Schedule identifies each "employee benefit plan," as defined in Section 1002(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all other material written or formal plans or agreements involving direct or indirect compensation (including any employment agreements entered into between the Company and any Employee of the Company, but excluding workers' compensation, unemployment compensation, other government-mandated programs and the Company's salary and wage arrangements) currently or previously maintained, contributed to or entered into by the Company or any ERISA Affiliate thereof for the benefit of any Employee or former Employee under which the Company or any ERISA Affiliate thereof has any present or future obligation or liability (the "Employee Plans"). The Company has provided to Parent true and complete copies of all Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof. For purposes of the preceding sentence, "ERISA Affiliate" shall mean any entity which is a member of (A) a "controlled group of corporations," as defined in Section 414(b) of the Code,
(B) a group of entities under "common control," as defined in Section 414(c) of the Code or (C) an "affiliated service group," as defined in Section 414(m) of the Code or treasury regulations promulgated under Section 414(o) of the Code, any of which includes the Company. Any Employee Plans which individually or collectively would constitute an "employee pension benefit plan," as defined in
Section 3(2) of ERISA, but which are not Multiemployer Plans (collectively, the "Pension Plans"), are identified as such in the Company Disclosure Schedule. For purposes of this Section 3.17 and Section 4.17, "Employee" means any common law employee, consultant or director as to Section 3.17 of the Company, and as to
Section 4.17, Parent.

                  (b) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to the date hereof, and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. The Company has provided Parent with copies of the most recent Internal Revenue Service determination letters with respect to any such Employee Plans. Each Employee Plan has been maintained substantially in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including, without limitation, ERISA and the Code, which are applicable to such Employee Plans.

                  (c) No Employee Plan constitutes or since the enactment of ERISA has constituted a "multiemployer plan," as defined in Section 3(37) of ERISA (a "Multiemployer Plan"). The Company has not within the past five (5) years incurred any material liability under Title IV of ERISA arising in connection with the termination of any Pension Plan or the complete or partial withdrawal from any Multiemployer Plan. If a "complete withdrawal" by the Company were to occur as of the Closing with respect to all Multiemployer Plans, the Company would not incur any withdrawal liability under Title IV of ERISA.

                  (d) The Company Disclosure Schedule lists each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' benefits, vacation benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan; (ii) is entered into, maintained or contributed to, as the case may be, by the Company;
(iii) covers any Employee or former Employee; and (iv) under which the Company has any present or future obligation or liability (excluding workers' compensation, unemployment compensation or other government-mandated programs and the Company's salary and wage arrangements). Such contracts, plans and arrangements as are described above are hereinafter referred to collectively as the "Benefit Arrangements". Each Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all material laws, statutes, rules, regulations, orders and judgments which are applicable to such Benefit Arrangements.

                  (e) The Company has provided, or will have provided, to individuals entitled thereto who are current or former Employees of the Company all required notices within the applicable time period and coverage pursuant to Section 4980B of the Code with respect to any "qualifying event" (as defined in Section 4980B(f)(3) of the Code) occurring prior to and including the Closing Date, and no tax payable on account of Section 4980B of the Code has been incurred with respect to any current or former Employees of the Company.

         3.18 CERTAIN AGREEMENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (a) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of the Company from the Company, under any Employee Plan, Benefit Arrangement or otherwise; (b) materially increase any benefits otherwise payable under any Employee Plan or the Benefit Arrangement; or (c) result in the acceleration of the time of payment or vesting of any such benefits.

         3.19 INSURANCE. The Company maintains policies of liability, theft, fidelity, fire, product liability, workmen's compensation, indemnification of directors and officers and other similar forms of insurance. The Company Disclosure Schedule sets forth a history of all claims within the last five (5) years in excess of $50,000 made by the Company thereunder and the status thereof. All such policies of insurance are in full force and effect and all premiums with respect thereto are currently paid and, to the best knowledge of the Company, no basis exists for termination of any thereof on the part of the insurer. The amounts of coverage under such policies conform to the requirements set forth in the Company's customer contracts. The Company has not, during the last three fiscal years, been denied or had revoked or rescinded any policy of insurance.

         3.20 BROKERS. The Company has not, nor have any of its officers, directors, stockholders or employees, employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement, the Plan of Merger or any of the Related Agreements.

         3.21 RELATED TRANSACTIONS. Except for compensation to regular employees of the Company, no current or former director, officer or stockholder that is an affiliate of the Company or any associate (as defined in the rules promulgated under the Exchange Act) thereof, is now, or has been during the last five (5) fiscal years: (a) a party to any transaction with the Company (including, but not limited to, any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or borrowing money from, or otherwise requiring payments to, any such director, officer or affiliated stockholder of the Company or associate thereof); or (b) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a present or potential competitor, supplier or customer of the Company (other than non-affiliated holdings in publicly-held companies), nor does any such person receive income from any source other than the Company which relates to the business of, or should properly accrue to, the Company.

         3.22 BOARD APPROVAL. The Board of Directors of the Company has unanimously: (a) approved this Agreement, the Plan of Merger and each of the Related Agreements to which the Company is a party and the transactions contemplated hereby and thereby; (b) determined that the Merger is in the best interests of the Stockholders of the Company and, subject to receipt of a fairness opinion, is on terms that are fair to such Stockholders; and (c) recommended that the Stockholders of the Company approve the Merger in accordance with the Plan of Merger and the New Jersey Statute. No other approvals are required other than that of the Board of Directors and Stockholders of the Company.

         3.23 VOTE REQUIRED. The affirmative vote of two-thirds (2/3) of the outstanding shares voting of the Company Common Stock approving the Merger, this Agreement, the Plan of Merger, and the transactions contemplated hereby and thereby are the only votes of the holders of any class or series of the Company's capital stock necessary to approve this Agreement, the Plan of Merger and each of the Related Agreements to which the Company is a party and the transactions contemplated hereby and thereby.

         3.24 INFORMATION SUPPLIED. None of the information supplied or to be supplied by the Company or any Stockholder for inclusion in: (a) the S-4 will, at the time that the S-4 is filed with the SEC and at the time that the S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (b) the Stockholders' Materials will, at the dates mailed to the Stockholders and at the effective date of the Stockholder Action, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Stockholders' Materials will comply as to form in all material respects with the provisions of all applicable laws, rules and regulations of all Governmental Authorities.

         3.25 COMPANY NOT AN INTERESTED STOCKHOLDER. As of the date of this Agreement, neither the Company nor, to the best of the Company's knowledge, any of its Affiliates is an "Interested Stockholder" of Parent as such term is defined in Section 203 of the Delaware General Corporation Law.

         3.26 DISCLOSURE. No part of Article III of this Agreement (including the Company Disclosure Schedule) nor any document, written information, statement, financial statement, certificate or exhibit furnished or to be furnished to Parent or Acquisition Sub by or on behalf of the Company or any Stockholder pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements or facts contained herein and therein not misleading in light of the circumstances under which they were made.

         3.27 KNOWLEDGE DEFINITION. As used in this Agreement, "to the best knowledge of the Company" and like phrases shall mean and include: (a) actual knowledge; and (b) that knowledge which a prudent businessperson (including the officers, directors and other key employees of the Company) would have obtained in the management of his or her business affairs after making due inquiry and exercising reasonable diligence with respect thereto. In connection therewith, the knowledge (both actual and constructive) of any officer, director or other key employee of the Company shall be imputed to be the knowledge of the Company.

         3.28 COMPANY REFERENCE INCLUDES COMPANY SUBS. Each reference to the Company in this Article III shall be deemed to be a reference to the Company and the Company Sub, unless the context requires otherwise. Accordingly, the Company Disclosure Schedule shall include disclosures with respect to the Company Sub, as well as the Company, in response to the representations and warranties set forth in this Article III, as applicable.

                                   ARTICLE IV.

          REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

         Parent and Acquisition Sub, jointly and severally, represent and warrant to the Company that, except as disclosed in the Parent SEC Documents or the disclosure schedule dated the date hereof, certified by the President of Parent and delivered by Parent to the Company simultaneously herewith (which disclosure schedule shall contain specific references to the representations and warranties to which the disclosures contained therein relate) (the "Parent Disclosure Schedule"):

         4.1 ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER. Each of Parent and Acquisition Sub: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and New Jersey, respectively; (b) has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and as currently proposed to be conducted, to enter into this Agreement, the Plan of Merger (in the case of Acquisition Sub) and each of the Related Agreements to which either is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby; and (c) is duly qualified and in good standing in all jurisdictions in which the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect on the Parent or Acquisition Sub. Parent has delivered to the Company true and complete copies of the Certificate and by-laws of each of Parent and Acquisition Sub.

         4.2 EQUITY INVESTMENTS. Other than Cardiac Control Systems Far East, Ltd. ("CCSFE") and Acquisition Sub, the Company does not currently have any Subsidiaries, nor does it currently own any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity. Parent owns 100% of the issued and outstanding capital stock of CCSFE, free and clear of all Encumbrances. Except for the Parent Options and the Parent Warrants, there are no options, warrants, rights, calls, commitments or agreements of any character to which Parent or Acquisition Sub is a party or by which Parent or Acquisition Sub is bound calling for the issuance of shares of capital stock of Parent or Acquisition Sub or any securities convertible into or exercisable or exchangeable for, or representing the right to purchase or otherwise receive, any such capital stock, or other arrangement to acquire, at any time or under any circumstance, capital stock of Parent or any such other securities of Parent or Acquisition Sub.

         4.3 CAPITAL STOCK; SECURITIES. The authorized capital stock of Parent consists of 30,000,000 shares of Parent Common Stock, of which 2,648,739 shares are outstanding as of November 30, 1997. As of November 30, 1997, Parent has reserved (x) 690,965 shares of Parent Common Stock for issuance upon exercise of outstanding warrants (collectively, the "Parent Warrants") and (y) 413,165 shares of Parent Common Stock for issuance upon the exercise of outstanding options (the "Parent Options"), of which 373,356 are vested Parent Options and 39,809 are unvested Parent Options. Other than the 690,965 outstanding Parent Warrants and the 413,165 outstanding Parent Options, Parent does not have outstanding any options to purchase, or any pre-emptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. There are no voting trusts, voting agreements, proxies, first refusal rights, first offer rights, co-sale rights, transfer restrictions (other than restrictions imposed by federal or state securities laws) or other agreements, instruments or understandings (whether written or oral, formal or informal) with respect to the voting, transfer or disposition of Parent Common Stock to which Parent is a party or by which it is bound, or, to the best knowledge of Parent, among or between any persons other than Parent. All outstanding shares of Parent Common Stock are validly issued, fully paid and non-assessable and not subject to preemptive rights. Parent has duly authorized and reserved for issuance the Merger Shares, and, when issued in accordance with the terms of Article II and the Plan of Merger, the Merger Shares will be validly issued, fully paid and nonassessable and free of preemptive rights. Parent owns all the outstanding shares of capital stock of Acquisition Sub, and all of such shares are validly issued, fully paid and nonassessable and not subject to preemptive rights.

         4.4 AUTHORITY; NO CONSENTS. The execution, delivery and performance by Parent of this Agreement and each of the Related Agreements to which it is a party, the execution, delivery and performance of this Agreement and the Plan of Merger by Acquisition Sub and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Parent and Acquisition Sub. This Agreement and each of the Related Agreements to which Parent is a party are valid and binding obligations of Parent, enforceable against Parent in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and this Agreement is, and the Plan of Merger when executed and delivered by Acquisition Sub, as contemplated hereby, will be, the valid and binding obligations of Acquisition Sub, enforceable against Acquisition Sub in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles. Neither the execution, delivery and performance by Parent of this Agreement and the Related Agreements to which it is a party, the execution, delivery and performance of this Agreement and the Plan of Merger by Acquisition Sub, nor the consummation of the transactions contemplated hereby or thereby, will: (a) conflict with; (b) result in any violations of; (c) cause a default under (with or without due notice, lapse of time or both); (d) give rise to any right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under; or (e) result in the creation of any Encumbrance on or against any assets, rights or property of Parent or Acquisition Sub, as the case may be, under any term, condition or provision of:
(x) any instrument or agreement to which Parent or Acquisition Sub is a party, or, to the best knowledge of Parent, by which Parent or Acquisition Sub or any of their respective properties, assets or rights may be bound (except as shall have been waived or with respect to which consent shall have been obtained prior to the Closing); (y) any law, statute, rule, regulation, order, writ, injunction, decree, permit, concession, license or franchise of any Governmental Authority applicable to Parent or Acquisition Sub or any of their respective properties, assets or rights; or (z) Parent's or Acquisition Sub's Certificate or by-laws, as amended through the date hereof. Except as contemplated by this Agreement or the Plan of Merger, no permit, authorization, consent or approval of or by, or any notification of or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by Parent or Acquisition Sub of this Agreement, the Plan of Merger or the Related Agreements to which they are party or the consummation of the transactions contemplated hereby or thereby, except for: (i) the filing with the SEC of (A) the S-4 and (B) such reports and information under the Exchange Act, and the rules and regulations promulgated by the SEC thereunder, as may be required in connection with this Agreement and the Plan of Merger and the transactions contemplated hereby and thereby; (ii) such filings as may be required by the Over the Counter Bulletin Board Service with respect to Parent Common Stock to be issued in connection with the Merger and the Company Warrants to be assumed by Parent in the Merger; (iii) the filing of such documents with, and the obtaining of such orders from, various state securities and blue-sky authorities as are required in connection with the transactions contemplated hereby; (iv) the filing of the Plan of Merger with the Secretary of State of the State of New Jersey; and (v) such other consents, waivers, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on Parent or materially impair the ability of Parent or Acquisition Sub to consummate the transactions contemplated by this Agreement and the Plan of Merger, including, without limitation, the Merger.

         4.5 SEC DOCUMENTS. Parent has furnished the Company with a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Parent with the SEC on or after March 31, 1996 (the "Parent SEC Documents"), which are all the documents (other than preliminary material) that Parent was required to file (or otherwise did file) with the SEC on or after March 31, 1996. As of their respective dates, none of the Parent SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Parent SEC Documents complied when filed in all material respects with the then applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated by the SEC thereunder.

         4.6 FINANCIAL STATEMENTS. The financial statements of Parent included in the Parent SEC Documents (the "Parent Financial Statements"): (a) complied as to form in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP, consistently applied (except as may have been indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB promulgated by the SEC); (b) were in accordance with the books and records of Parent; and (c) fairly present (subject, in the case of the unaudited statements, to normal, nonrecurring audit adjustments) the consolidated financial position of Parent and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

         4.7 ABSENCE OF UNDISCLOSED LIABILITIES. At September 30, 1997: (a) Parent had no Liability which was not provided for or disclosed on the Parent SEC Documents for the quarter period ended for September 30, 1997; and (b) liability reserves established by Parent and set forth thereon were adequate, in the good faith judgment of Parent, for all such Liabilities at the date thereof. There were no material loss contingencies (as such term is used in FAS No. 5) which were not adequately provided on the Parent Financial Statements as required by FAS No. 5.

         4.8 ABSENCE OF CHANGES. Since September 30, 1997, Parent has been operated in the ordinary course, consistent with past practice, and there has not been:

                  (a) to the best knowledge of Parent, any damage, destruction or loss, whether or not covered by insurance, having or which could reasonably be expected to have a Material Adverse Effect;

                  (b) to the best knowledge of Parent, any Liability created, assumed, guaranteed or incurred, or any material transaction, contract or commitment entered into, by Parent, other than the license, sale or transfer of Parent's products to customers in the ordinary course of business;

                  (c) any declaration, setting aside or payment of any dividend or other distribution of any assets of any kind whatsoever with respect to any shares of the capital stock of Parent, or any direct or indirect redemption, purchase or other acquisition of any such shares of the capital stock of Parent;

                  (d) any payment, discharge or satisfaction of any material Encumbrance or Liability or any cancellation by Parent of any material debts or claims or any amendment, termination or waiver of any right of material value to Parent;

                  (e) any stock split, reverse stock split, combination, reclassification or recapitalization of any Parent Common Stock, or any issuance of any other security in respect of or in exchange for, any shares of Parent Common Stock;

                  (f) any issuance by Parent of any shares of its capital stock or any debt security or securities, rights, options or warrants convertible into or exercisable or exchangeable for any shares of its capital stock or debt security;

                  (g) any termination of, or, to the best knowledge of Parent, indication of an intention to terminate or not renew, any material contract, license, commitment or other agreement between Parent and any other person, or the assignment by Parent of any interest in any contract to which Parent is a party;

                  (h) any material write-down or write-up of the value of any asset of Parent, or any material write-off of any accounts receivable or notes receivable of Parent or any portion thereof;

                  (i) any increase in or modification or acceleration of compensation or benefits payable or to become payable to any officer, employee, consultant or agent of Parent other than in the ordinary course, or the entering into of any employment contract with any officer or employee;

                  (j) the making of any loan, advance or capital contribution to or investment in any person or the engagement in any transaction with any employee, officer, director or stockholder of Parent, other than advances to employees in the ordinary course of business for travel and similar business expenses;

                  (k) any change in the accounting methods or practices followed by Parent, or any change in depreciation or amortization policies or rates theretofore adopted by Parent;

                  (l) any termination of employment of any officer or key employee of Parent or, to the best knowledge of Parent, any expression of intention by any officer or key employee of Parent to terminate such office or employment with Parent;

                  (m) any amendments or changes in Parent's Certificate or by-laws;

                  (n) to the best knowledge of Parent, the commencement of any litigation or other action by or against Parent; or

                  (o) any agreement, understanding, authorization or proposal, whether in writing or otherwise, for Parent to take any of the actions specified in items (a) through (i) above.

         4.9 TAX MATTERS. Parent and each other corporation included in any consolidated or combined tax return in which Parent has been included: (a) have filed and will file, in a timely and proper manner, consistent with applicable laws, all Federal, state and local Tax returns and Tax reports required to be filed by them through the Closing Date (the "Parent Returns") with the appropriate governmental agencies in all jurisdictions in which Parent Returns are required to be filed and have paid or will pay all amounts shown thereon to be due; and (b) have paid and shall timely pay all Taxes required to have been paid on or before the Closing Date. All Taxes attributable to all taxable periods ending on or before the Closing Date, to the extent not required to have been previously paid have been adequately provided for on the Parent Financial Statements and Parent will not accrue a Tax liability

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from the date of the Parent Financial Statements up to and including the Closing
Date, other than a Tax liability accrued in the ordinary course of business. Parent has not been notified by the Internal Revenue Service or any state, local or foreign taxing authority that any issues have been raised (and are currently pending) in connection with any Parent Return, and no waivers of statutes of limitations have been given or requested with respect to Parent. Except as contested in good faith and disclosed in the Parent Disclosure Schedule, any deficiencies asserted or assessments (including interest and penalties) made as a result of any examination by the Internal Revenue Service or by any other taxing authorities of any Parent Return have been fully paid or are adequately provided for on the Parent Financial Statements and no proposed additional Taxes have been asserted. Parent has not made an election to be treated as a "consenting corporation" under Section 341(f) of the Code nor is it a "personal holding company" within the meaning of Section 542 of the Code. Parent has not agreed to, nor is required to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise. Parent will not incur a Tax liability resulting from Parent ceasing to be a member of a consolidated or combined group that had previously filed consolidated, combined or unitary Tax returns.

         4.10 TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS. Parent has good and marketable title to all assets, properties and interests in properties, real, personal or mixed, reflected on the Parent SEC Documents or acquired after September 30, 1997, except for: (a) those Encumbrances set forth in the Parent Disclosure Schedule; (b) liens for current taxes not yet due and payable; (c) statutory mechanics and materialmen's liens; and (d) utility easements.

         4.11. INTELLECTUAL PROPERTY. The Parent Disclosure Schedule sets forth a list of all Intellectual Property Rights of Parent. To the best knowledge of Parent, the ownership or use of such Intellectual Property Rights by Parent does not infringe on the intellectual property rights of others and Parent has not received notice alleging any such infringement, and, to the best knowledge of Parent, no third party is infringing on the Intellectual Property Rights of Parent. Parent is not obligated to pay any third party any royalty or fee for the use of the Intellectual Property Rights used in its business.

         4.12 AGREEMENTS, ETC. The Parent Disclosure Schedule sets forth a true and complete list of all written or oral contracts, agreements and other instruments to which Parent is a party and not made in the ordinary course of business, or made in the ordinary course of business and referred to in clauses
(a) through (i) of this Section 4.12:

                  (a) any joint venture, partnership or other agreement or arrangement for the sharing of profits;

                  (b) any collective bargaining contract or other contract with or commitment to any labor union;

                  (c) the future purchase, sale or license of products, material, supplies, equipment or services requiring payments to or from Parent in an amount in excess of $25,000 per annum, which agreement, arrangement or understanding is not terminable on thirty (30) days' notice without cost or other liability at or at any time after the Effective Time, or in which Parent has granted or received manufacturing rights, most favored nations pricing provisions or exclusive marketing or other rights relating to any product, group of products, services, technology, assets or territory;

                  (d) the employment of any officer, employee, consultant or agent or any other type of contract, commitment or understanding with any officer, employee, consultant or agent which (except as otherwise generally provided by applicable law) is not immediately terminable without cost or other liability at or at any time after the Effective Time;

                  (e) an indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing of money, for a line of credit or, if involving payments in excess of $25,000 per annum, for a leasing transaction of a type required to be capitalized in accordance with Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board;

                  (f) a contract or commitment for capital expenditures individually in excess of $25,000;

                  (g) any agreement or contract with a "disqualified individual" (as defined in Section 280G(c) of the Code), which could result in a disallowance of the deduction for any "excess parachute payment" (as defined in Section 280G(b)(i) of the Code) under Section 280G of the Code;

                  (h) an agreement or arrangement for the sale of any assets, properties or rights having a value in excess of $25,000; or

                  (i) an agreement which restricts Parent from engaging in any aspect of its business or competing in any line of business in any geographic area. Parent has furnished to the Company true and complete copies of all such agreements listed in the Parent Disclosure Schedule and each such agreement: (i) is the legal, valid and binding obligation of Parent and, to the best knowledge of Parent, the legal, valid and binding obligation of each other party thereto, in each case enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; (ii) to the best knowledge of Parent is in full force and effect; and (iii) to the best knowledge of Parent, the other party or parties thereto is or are not in material default thereunder.

         4.13 NO DEFAULTS, ETC. Parent has in all material respects performed all the obligations required to be performed by it to date and is not in material default or, to the best knowledge of Parent, alleged to be in material default under: (a) its Certificate or by-laws; or (b) any material agreement, lease, contract, commitment, instrument or obligation to which Parent is a party or by which any of its properties, assets or rights are or may be bound or affected, and, to the best knowledge of Parent, there exists no event, condition or occurrence which, with or without due notice or lapse of time, or both, would constitute such a default by it of any of the foregoing. To the best knowledge of Parent, no current customer has notified, or expressed an intention to notify Parent that such customer will materially reduce the dollar amount of business it will do with Parent or cease doing business with Parent.

         4.14 LITIGATION, ETC. There are no: (a) Actions pending, or to the best knowledge of Parent, threatened against Parent, whether at law or in equity, or before or by any Governmental Authority; (b) judgments, decrees, injunctions or orders of any Governmental Authority or arbitrator against the Parent; or (c) to the best knowledge of the Parent, material disputes with customers or vendors, in each case, except for any such matter which would not have a material adverse effect of Parent.

         4.15 COMPLIANCE; GOVERNMENTAL AUTHORIZATIONS. To the best knowledge of Parent, Parent has complied within the last five (5) years and is presently in compliance in all material respects with all material Federal, state, local or foreign laws, ordinances, regulations and orders applicable to it or its business, including, without limitation, the FDA, all Federal and state securities or "blue sky" laws and all laws and regulations relating to occupational safety and health and the environment. To the best knowledge of Parent, Parent has all material Federal, state, local and foreign governmental authorizations, security clearances, consents, approvals, licenses and permits necessary in the conduct of its business as presently conducted and as currently proposed to be conducted, such authorizations, consents, approvals, licenses and permits are in full force and effect, no material violations are or have been recorded in respect of any thereof and no proceeding is pending or, to the best knowledge of Parent, threatened to revoke or limit any thereof. To the best knowledge of Parent, all of Parent's full-time and temporary personnel who provide services in a manner or of the type that require specific certifications or clearances have provided such services at all times while having such certifications or clearances in full force and effect. Neither Parent nor, to the best knowledge of Parent, any of its full-time or part-time personnel has been cited or alleged by the FDA or other regulatory authority within the last five (5) years as failing to comply with regulatory requirements or guidelines in the performance of services.

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         4.16 LABOR RELATIONS; EMPLOYEES. The Parent Disclosure Schedule sets forth the number of full-time and part-time employees of Parent and the primary locations at which such employees provide their services as of November 30, 1997. To the best knowledge of Parent: (a) Parent is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to date or amounts required to be reimbursed to such employees; (b) Acquisition Sub nor the Surviving Corporation will by reason of anything done prior to the Closing be liable to any of such employees for severance pay or any other payments; (c) Parent is in compliance in all material respects with all material Federal, state, local and foreign laws and regulations respecting labor, employment and employment practices, terms and conditions of employment and wages and hours; and (d) there is no unfair labor practice, sexual harassment or other employment-related complaint pending or, to the best knowledge of Parent, threatened against Parent or any employee of Parent. To the best knowledge of Parent, no employee of Parent is in material violation of any term of any employment contract, confidentiality agreement or any other contract or agreement relating to the relationship of such employee with Parent or any other party because of the nature of the business conducted or proposed to be conducted by Parent or the execution and delivery of such agreement or contract by such employee.

         4.17 EMPLOYEE BENEFIT PLANS AND CONTRACTS

                  (a) The Parent Disclosure Schedule identifies each "employee benefit plan," as defined in Section 1002(3) of ERISA, and all other material written or formal plans or agreements involving direct or indirect compensation (including any employment agreements entered into between Parent and any Employee of Parent, but excluding workers' compensation, unemployment compensation, other government-mandated programs and Parent's salary and wage arrangements) currently or previously maintained, contributed to or entered into by Parent or any ERISA Affiliate thereof for the benefit of any Employee or former Employee under which Parent or any ERISA Affiliate thereof has any present or future obligation or liability (the "Employee Plans"). Parent has provided to the Company true and complete copies of all Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof. For purposes of the preceding sentence, "ERISA Affiliate" shall mean any entity which is a member of (A) a "controlled group of corporations," as defined in Section 414(b) of the Code, (B) a group of entities under "common control," as defined in Section 414(c) of the Code or (C) an "affiliated service group," as defined in Section 414(m) of the Code or treasury regulations promulgated under Section 414(o) of the Code, any of which includes Parent. Any Employee Plans which individually or collectively would constitute an "employee pension benefit plan," as defined in Section 3(2) of ERISA, but which are not Multiemployer Plans (collectively, the "Pension Plans"), are identified as such in the Parent Disclosure Schedule.

                  (b) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to the date hereof, and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. Parent has provided the Company with copies of the most recent Internal Revenue Service determination letters with respect to any such Employee Plans. Each Employee Plan has been maintained substantially in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including, without limitation, ERISA and the Code, which are applicable to such Employee Plans.

                  (c) No Employee Plan constitutes or since the enactment of ERISA has constituted a "multiemployer plan," as defined in Section 3(37) of ERISA (a "Multiemployer Plan"). Parent has not within the past five (5) years incurred any material liability under Title IV of ERISA arising in connection with the termination of any Pension Plan or the complete or partial withdrawal from any Multiemployer Plan. If a "complete withdrawal" by Parent were to occur as of the Closing with respect to all Multiemployer Plans, Parent would not incur any withdrawal liability under Title IV of ERISA.

                  (d) The Parent Disclosure Schedule lists each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' benefits, vacation benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan; (ii) is entered into, maintained or contributed to, as the case may be, by Parent; (iii) covers any Employee or former Employee; and (iv) under which Parent has any present or future obligation or liability (excluding workers' compensation, unemployment compensation or other government-mandated programs and Parent's salary and wage arrangements). Such contracts, plans and arrangements as are described above are hereinafter referred to collectively as the "Benefit Arrangements". Each Benefit Arrangement has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all material laws, statutes, rules, regulations, orders and judgments which are applicable to such Benefit Arrangements.

                  (e) Parent has provided, or will have provided, to individuals entitled thereto who are current or former Employees of Parent all required notices within the applicable time period and coverage pursuant to
Section 4980B of the Code with respect to any "qualifying event" (as defined in Section 4980B(f)(3) of the Code) occurring prior to and including the Closing Date, and no tax payable on account of Section 4980B of the Code has been incurred with respect to any current or former Employees of Parent.

         4.18 CERTAIN AGREEMENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (a) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of Parent from Parent, under any Employee Plan, Benefit Arrangement or otherwise; (b) materially increase any benefits otherwise payable under any Employee Plan or the Benefit Arrangement; or (c) result in the acceleration of the time of payment or vesting of any such benefits.

         4.19 INSURANCE. Parent maintains policies of liability, theft, fidelity, fire, product liability, workmen's compensation, indemnification of directors and officers and other similar forms of insurance. The Parent Disclosure Schedule sets forth a history of all claims within the last five (5) years in excess of $50,000 made by Parent thereunder and the status thereof. All such policies of insurance are in full force and effect and all premiums with respect thereto are currently paid and, to the best knowledge of Parent, no basis exists for termination of any thereof on the part of the insurer. The amounts of coverage under such policies conform to the requirements set forth in the Parent's customer contracts. Parent has not, during the last three fiscal years, been denied or had revoked or rescinded any policy of insurance.

         4.20 BROKERS. Neither Parent, Acquisition Sub, nor any of their respective officers, directors or employees have employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement, the Plan of Merger or any of the Related Agreements.

         4.21 RELATED TRANSACTIONS. Except for compensation to regular employees of Parent, no current or former director, officer or stockholder that is an affiliate of Parent or any associate (as defined in the rules promulgated under the Exchange Act) thereof, is now, or has been during the last five (5) fiscal years: (a) a party to any transaction with Parent (including, but not limited to, any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or borrowing money from, or otherwise requiring payments to, any such director, officer or affiliated stockholder of Parent or associate thereof); or (b) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a present or potential competitor, supplier or customer of Parent (other than non-affiliated holdings in publicly-held companies), nor does any such person receive income from any source other than Parent which relates to the business of, or should properly accrue to Parent.

         4.22 BOARD APPROVAL. The Board of Directors of Parent and Acquisition Sub have: (a) approved this Agreement, the Plan of Merger and each of the Related Agreements to which either is a party and the transactions contemplated hereby and thereby; (b) determined that the Merger is in the best interests of the stockholders of Parent and Acquisition Sub and is on terms that are fair to such stockholders; and (c) recommended that the stockholders of Acquisition Sub approve the Merger in accordance with the Plan of Merger and the New Jersey statute. No other approvals are required other than that of the Board of Directors of Parent and the Board of Directors and stockholder of Acquisition Sub.

         4.23 INFORMATION SUPPLIED. None of the information supplied or to be supplied by Parent or Acquisition Sub for inclusion or incorporation by reference in the S-4 will, at the time the S-4 is filed with the SEC and at the time the S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         4.24 ACQUISITION SUB. Acquisition Sub is a newly formed wholly-owned subsidiary of Parent, currently is not and has not engaged in business and currently has no assets or liabilities of a material nature.

         4.25 DISCLOSURE. No part of Article IV of this Agreement nor any document, written information, statement, financial statement, certificate or exhibit furnished or to be furnished to the Company by or on behalf of Parent or Acquisition Sub pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements or facts contained herein and therein not misleading in light of the circumstances under which they were made.

         4.26 KNOWLEDGE DEFINITION. As used in this Agreement, "to the best knowledge of Parent" and like phrases shall mean and include: (a) actual knowledge; and (b) that knowledge which a prudent businessperson (including the officers, directors and other key employees of Parent) would have obtained in the management of his or her business affairs after making due inquiry and exercising reasonable diligence with respect thereto. In connection therewith, the knowledge (both actual and constructive) of any officer, director or other key employee of Parent shall be imputed to be the knowledge of Parent.

         4.27 PARENT REFERENCE INCLUDES CCSFE. Each reference to Parent in this
Article IV shall be deemed to be a reference to Parent and CCSFE, unless the context requires otherwise. Accordingly, the Parent Disclosure Schedule shall include disclosures with respect to CCSFE, as well as Parent, in response to the representations and warranties set forth in this Article IV, as applicable.

                                   ARTICLE V.

                               RELATED AGREEMENTS

         5.1 VOTING AGREEMENT. The T Partnership, LLP, a New Jersey limited liability partnership ("The T Partnership") shall enter into a Voting Agreement and Irrevocable Proxy with Parent and the Company in the form of EXHIBIT 5.1 attached hereto (the "Voting Agreement"), providing, among other things, that such Stockholder shall vote in favor of or consent in writing to the Merger and shall not transfer its shares of Company Common Stock prior to the Effective Date (as defined therein).

         5.2 AFFILIATE AGREEMENTS. The Company shall use its best efforts to cause each of the persons (within the meaning of Rule 145) who or which are, in Parent's reasonable judgment on the date hereof, "affiliates" of the Company within the meaning of Rule 145 of the rules and regulations promulgated by the SEC under the Securities Act ("Rule 145") and identified as such on SCHEDULE 5.2 attached hereto (each such person, together with the persons identified pursuant to Section 6.16 hereof after the date hereof, a "Rule 145 Affiliate"), to, on or prior to the date of filing of the S-4 with the SEC, enter into a Company Affiliate Agreement with Parent, effective as of the Effective Time (collectively, the "Company Affiliate Agreements"; together with the Voting Agreement, the "Related Agreements"), in the form of EXHIBIT 5.2 attached hereto; providing, among other things, that such persons shall receive certain registration rights, and not transfer their shares of Company Common Stock following the Effective Time, except as provided therein. The Company shall provide Parent such information and documents as Parent shall reasonably request for purposes of creating SCHEDULE 5.2. Parent and Acquisition Sub shall be entitled to place legends on the certificates evidencing any Parent Common Stock to be received by each Rule 145 Affiliate pursuant to the terms of this Agreement and the Plan of Merger, and to issue appropriate stop transfer instructions to the transfer agent for Parent Common Stock, consistent with the terms of the Company Affiliate Agreements, whether or not the Company Affiliate Agreements are actually delivered to Parent.

                                   ARTICLE VI.

     CONDUCT AND TRANSACTIONS PRIOR TO EFFECTIVE TIME; ADDITIONAL AGREEMENTS

         6.1 ACCESS TO RECORDS AND PROPERTIES OF EACH PARTY; CONFIDENTIALITY.

                  (a)    From and after the date hereof until the Effective
Time or the earlier termination of this Agreement pursuant to Section 11.1 hereof (the "Executory Period"), each Party shall afford: (i) to the officers, independent certified public accountants, counsel and other representatives of the other Party, free and full access at all reasonable times to all properties, books and records (including tax returns filed and those in preparation) of such Party, in order that the other Party and such other persons may have full opportunity to make such investigations as they shall reasonably desire to make of the business and affairs of such Party; and (ii) to the independent certified public accountants of the other Party, free and full access at all reasonable times to the work papers of the independent certified public accountants for such Party. Additionally, each Party will permit the other Party to make such reasonable inspections of such Party and its respective operations during normal business hours as the other Party may reasonably require and each Party will cause its officers to furnish to the other Party and such other persons, such additional financial and operating data and other information as to the business and properties of such Party as the other Party or such other persons shall from time to time reasonably request. No investigation pursuant to this Section 6.1, or made prior to the date hereof, shall affect or otherwise diminish or obviate in any respect any of the representations and warranties of any Party made in this Agreement. As used in this Agreement, except as modified in Section 6.4, the term "Party" shall mean and refer to the Company, on the one hand, and Parent and Acquisition Sub, on the other hand.

                  (b) Reference is made to the Confidentiality Agreement dated September 11, 1997, between the Company and Parent, which is hereby confirmed by the parties hereto and is and shall remain in full force and effect in accordance with its terms, and each of Parent and Company shall observe and perform its respective obligations thereunder. Acquisition Sub hereby affirms as if original signatory to the Confidentiality Agreement referenced above.

         6.2 OPERATION OF BUSINESS OF THE COMPANY. During the Executory
Period, the Company will operate its business as now operated and only in the normal and ordinary course and, consistent with such operation, will use its best efforts to preserve intact its present business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with licensors, franchisees, licensees, suppliers, contractors, distributors, customers and other persons having business dealings with it. Without limiting the generality of the foregoing, during the Executory Period, the Company shall not, without the prior written consent of Parent, except as legally required and as required under Section 7.7 or 7.8: (a) take any action that would result in any of the representations and warranties of the Company herein becoming untrue or in any of the conditions to the Merger not being satisfied; or (b) take or cause to occur any of the actions or transactions described in Section 3.8 hereof.

         6.3 OPERATION OF BUSINESS OF THE PARENT. During the Executory
Period, Parent will operate its business as now operated and only in the normal and ordinary course and, consistent with such operation, will use its best efforts to preserve intact its present business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with licensors, franchisees, licensees, suppliers, contractors, distributors, customers and other persons having business dealings with it. Without limiting the generality of the foregoing, during the Executory Period, Parent shall not, without the prior written consent of the Company, except as legally required and as required under Section 7.7 or 7.8: (a) take any action that would result in any of the representations and warranties of Parent herein becoming untrue or in any of the conditions to the Merger not being satisfied; or (b) take or cause to occur any of the actions or transactions described in
Section 4.8 hereof.

         6.4 NEGOTIATION WITH OTHERS.

                  (a) During the Executory Period, neither Party (which solely for purposes of this Section 6.4 shall include The T Partnership or any of its partners) shall, and neither Party shall permit any agent or other representative of such Party to, directly or indirectly: (i) solicit, initiate or engage in discussions or engage in negotiations with any person (whether such negotiations are initiated by the Party or otherwise) or take any other action to facilitate the efforts of any person, relating to the possible acquisition of a Party (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its capital stock or assets (any such acquisition being referred to as an "Acquisition Transaction"); (ii) provide information to any person, other than a Party, relating to a possible Acquisition Transaction; (iii) enter into an agreement with any person, other than a Party, relating to a possible Acquisition Transaction; (iv) consummate an Acquisition Transaction with any person other than a Party or enter into an agreement with any person, other than a Party, providing for a possible Acquisition Transaction; or (v) make or authorize any statement, recommendation or solicitation in support of any possible Acquisition Transaction, unless all Parties are a party to such Acquisition Transaction; PROVIDED, HOWEVER, that nothing contained herein shall prohibit the Board of Directors of the Company or Parent, respectively, from furnishing information to, or entering into discussions or negotiations with (i) any unaffiliated third party that makes or is proposing to make an unsolicited written, bona fide offer with respect to an Acquisition Transaction, if the Board of Directors of the Company or Parent, respectively, based upon the written advice of outside legal counsel, respectively, determines in good faith that such action is necessary for the Board of Directors of the Company or Parent, respectively, to comply with its fiduciary duties under applicable law (such unsolicited written, bona fide offer being referred to herein as a "Superior Proposal") and prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, the Company or Parent provides, respectively, written notice to the other Party, and (ii) such parties who have made proposals, formal or informal, which may become a Superior Proposal as to which either Company or Parent has advised the other, in writing, prior to the date of this Agreement. If either the Company or Parent receives any unsolicited offer or proposal to enter negotiations relating to an Acquisition Transaction, such Party shall notify the other Party thereof, including information as to the identity of the party making such offer or proposal and the specific terms of such offer or proposal, as the case may be.

                  (b) During the Executory Period, notwithstanding anything contained herein to the contrary, neither Party shall enter into or consummate an Acquisition Transaction with a party other than the other Party unless it shall have terminated this Agreement pursuant to Section 11.1(h).

         6.5 PREPARATION OF S-4; OTHER FILINGS. As promptly as practicable after the date of this Agreement, Parent and the Company shall properly prepare and file with the SEC a Registration Statement on Form S-4 with respect to the Merger Shares, the shares of Parent Common Stock to be issued in exchange for Vested Company Options and the shares of Parent Common Stock reserved for issuance upon exercise of the assumed Unvested Company Options and Company Warrants (as to which the option or warrant holder is, by the terms of the Company option plan or warrant in effect, entitled upon exercise of the option or warrant, to receive registered stock) (the "S-4"), in which the Stockholder Statement will be included as a prospectus. Each of Parent and the Company shall use its best efforts to respond to any comments of the SEC, to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing and to cause the Stockholder Statement to be mailed to the Stockholders at the earliest practicable time, but in any event within five (5) Business Days after the S-4 has been declared effective by the SEC. As promptly as practicable after the date of this Agreement, Parent and the Company shall properly prepare and file any other filings required under the Exchange Act, the Securities Act or any other Federal or state laws and Parent shall properly prepare and file any filings required under state securities or "blue sky" laws, in each case, relating to the Merger and the transactions contemplated by this Agreement and the Plan of Merger (collectively, the "Other Filings"). The Company shall promptly furnish Parent with all information concerning the Company and the Stockholders as may be reasonably required in connection with any action contemplated by this Section 6.5. Each Party will notify the other Party promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other government officials for amendments or supplements to the S-4 or any Other Filing or for additional information and will supply the other Party with copies of all correspondence between such Party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the S-4, the Merger or any

Other Filing. Each Party shall promptly provide the other Party (or its counsel) copies of all filings made by such Party with any Governmental Authority in connection with this Agreement, the Plan of Merger and the transactions contemplated hereby and thereby. The S-4 and the Other Filings shall comply in all material respects with all applicable requirements of law. Whenever any event occurs which should be set forth in an amendment or supplement to the S-4 or any Other Filing, Parent or the Company, as the case may be, shall promptly inform the other Party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to Stockholders of the Company, such amendment or supplement.

         6.6 ADVICE OF CHANGES. The Company and Parent shall confer on a regular and frequent basis with the other, report on operational matters and promptly advise the other orally and in writing of any change, event or circumstance having, or which, insofar as can reasonably be foreseen, could have, a Material Adverse Effect on itself or which could impair (negatively or positively) its financial projections or forecasts.

         6.7 LETTER OF THE COMPANY'S ACCOUNTANTS. The Company shall use its best efforts to cause to be delivered to Parent a letter of KPMG Peat Marwick, LLP, the Company's independent accountant, dated a date within two (2) Business Days before the date on which the S-4 shall become effective and addressed to Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4 (and, if requested, a bring-down comfort letter at the closing of the Merger).

         6.8 LETTER OF PARENT'S ACCOUNTANTS. Parent shall use its best efforts to cause to be delivered to the Company a letter of BDO Seidman, LLP, Parent's independent public accountants, dated a date within two (2) Business Days before the date on which the S-4 shall become effective and addressed to the Company, in form and substance reasonably satisfactory to the Company and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4 (and, if requested, a bring-down comfort letter at the closing of the Merger).

         6.9 STOCKHOLDERS' APPROVAL. The Company shall: (a) call a special meeting of the Stockholders (the "Stockholders' Meeting") within 20 days (or such other period as may be required by applicable law) after the S-4 shall have been declared effective by the SEC for the purpose of obtaining the approval of the Merger, this Agreement and the Plan of Merger and the transactions contemplated hereby and thereby (the "Stockholder Action"); and (b) recommend (provided there has been no Superior Proposal) that the Stockholders vote in favor of the Merger and approve this Agreement and the Plan of Merger and take or cause to be taken all such other action as may be required by the New Jersey Statute and any other applicable law in connection with the Merger, this Agreement and the Plan of Merger, in each case as promptly as possible. The Company shall prepare and distribute any written notice and other materials relating to the Stockholder Action, including, without limitation, a proxy statement (the "Stockholder Statement"), in accordance with the Certificate and by-laws of the Company, the New Jersey Statute and any other Federal and state laws relating to the Merger, such Stockholders' Meeting or any other transaction relating to or contemplated by this Agreement (collectively, the "Stockholders' Materials"); PROVIDED, HOWEVER, that Parent and its counsel shall have the opportunity to review all Stockholders' Materials prior to delivery to the Stockholders, and all Stockholders' Materials shall be in form and substance reasonably satisfactory to Parent and its counsel; PROVIDED, FURTHER, HOWEVER, that if any event occurs which should be set forth in an amendment or supplement to any Stockholders' Materials, the Company shall promptly inform Parent thereof (or, if such event relates solely to Parent, Parent shall promptly inform the Company thereof), and the Company shall promptly prepare an amendment or supplement in form and substance satisfactory to Parent in accordance with the Certificate and by-laws of the Company, the New Jersey Statute and any other Federal or state laws.

         6.10 LEGAL CONDITIONS TO MERGER. Each Party shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on such Party with respect to the Merger and will take all reasonable action necessary to cooperate with and furnish information to the other Party in connection with any such requirements imposed upon such other Party in connection with the Merger. Each Party shall take all reasonable actions necessary: (a) to obtain (and will take all reasonable actions necessary to promptly cooperate with the other Party in obtaining) any consent, authorization, order or approval of, or any exemption by, any

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Governmental Authority, or other third party, required to be obtained or made by such Party (or by the other Party) in connection with the Merger or the taking of any action contemplated by this Agreement or the Plan of Merger; (b) to defend, lift, rescind or mitigate the effect of any lawsuit, order, injunction or other action adversely affecting the ability of such Party to consummate the transactions contemplated hereby; and (c) to fulfill all conditions precedent applicable to such Party pursuant to this Agreement.

         6.11 CONSENTS. Each Party shall use its best efforts, and the other Party shall cooperate with such efforts, to obtain any consents and approvals of, or effect the notification of or filing with, each person or authority, whether private or governmental, whose consent or approval is required in order to permit the consummation of the Merger and the transactions contemplated hereby and to enable the Surviving Corporation to conduct and operate the business of the Company substantially as presently conducted and as proposed to be conducted.

         6.12 EFFORTS TO CONSUMMATE. Subject to the terms and conditions herein provided, each of the Parties hereto shall, in good faith, use reasonable effort to do or cause to be done all such acts and things as may be necessary, proper or advisable, consistent with all applicable laws and regulations, to consummate and make effective the transactions contemplated hereby and by the Plan of Merger and to satisfy or cause to be satisfied all conditions precedent that are applicable to each such Party that are set forth in this Agreement as soon as reasonably practicable.

         6.13 NOTICE OF PROSPECTIVE BREACH. Each Party hereto shall immediately notify the other Party in writing upon the occurrence of any act, event, circumstance or thing that is reasonably likely to cause or result in a representation or warranty hereunder to be untrue at the Closing, the failure of a closing condition to be achieved at the Closing, or any other breach or violation hereof or default hereunder.

         6.14 PUBLIC ANNOUNCEMENTS. Each Party hereto agrees that, subject to public disclosure and other legal and regulatory obligations, none of them shall issue any report, statement or release pertaining to this Agreement or any transaction contemplated hereby, without the prior written consent of the other Parties. Each Party further agrees that no Party shall unreasonably withhold their written consent to the issuance of a public disclosure referred to in this
Section 6.14.

         6.15 AFFILIATES. Within ten (10) Business Days prior to the effective date of the Stockholder Action, Parent and the Company shall amend
SCHEDULE 5.2 hereto to add the names and addresses of any other person (within the meaning of Rule 145) that Parent reasonably identifies as being a person who may be deemed to be a Rule 145 Affiliate of the Company within the meaning of Rule 145; PROVIDED, HOWEVER, that no such person identified by Parent shall be added to the list of Rule 145 Affiliates of the Company if Parent shall receive from the Company, on or before the Effective Time, an opinion of counsel reasonably satisfactory to Parent to the effect that such person is not a Rule 145 Affiliate. The Company shall use its best efforts to deliver or cause to be delivered to Parent, prior to the Effective Time, from each of such additional Rule 145 Affiliates a Company Affiliate Agreement.

         6.16 PREFERRED STOCK; SECURED PROMISSORY NOTE. Parent and The T Partnership agree that: (a) the designation of the Series A Preferred Stock of the Surviving Corporation, which shall be convertible into shares of Parent Common Stock, shall be as set forth in EXHIBIT 1.4 attached hereto, and such number of shares of Preferred Stock having a liquidation value equal to $1,000,000 of the Company's indebtedness outstanding and due to The T Partnership at the time of the Closing shall be issued in redemption of $1,000,000 of such indebtedness; (b) Parent shall execute a conditional note for the benefit of The T Partnership in the form set forth in EXHIBIT 6.16(b) attached hereto; and (c) Parent shall execute a secured promissory note for the remaining amount of the Company's indebtedness to The T Partnership substantially in the form set forth in EXHIBIT 6.16(c) attached hereto.

                                  ARTICLE VII.

                CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATIONS

         The obligations of each Party to perform this Agreement and the Plan of Merger and to consummate the transactions contemplated hereby and thereby will be subject to the satisfaction of the following conditions unless waived (to the extent such conditions can be waived) by each other Party:

         7.1 STOCKHOLDER APPROVAL; AGREEMENT OF MERGER. This Agreement, the
Plan of Merger and the Merger shall have been approved and adopted by at least two-thirds (2/3) of the outstanding shares voting of Company Common Stock, and the Plan of Merger shall have been executed and delivered by Acquisition Sub and the Company and filed with and accepted by the Secretary of State of the State of New Jersey.

         7.2 APPROVALS. All authorizations, consents, orders or approvals of, or declarations or filings with or expiration of waiting periods imposed by any Governmental Authority necessary for the consummation of the transactions contemplated hereby shall have been obtained or made or shall have occurred.

         7.3 LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any Federal or state court or other Governmental Authority and remain in effect.

         7.4 S-4. The S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceeding seeking a stop order.

         7.5 LEGISLATION. No Federal, state, local or foreign statute, rule or regulation shall have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement or the Plan of Merger or any of the conditions to the consummation of such transactions.

         7.6 BID PRICE RATIO. The ratio of the closing bid price of a share of Parent Common Stock to a share of Company Common Stock shall not be greater than
2.25 nor less than .75 based on the average of closing bid prices for any ten
(10) day period ending on and including the second NASDAQ trading day immediately preceding the Closing Date and rounding the result of such average to the nearest 1/100ths; PROVIDED, HOWEVER, this condition shall be deemed satisfied if, notwithstanding the ratio, the Board of Directors of both Parent and Company: (i) elect to proceed with the Plan of Merger; and (ii) agree upon a revised exchange ratio under Section 2.1(c) which reasonably reflects the change in values having caused the applicable increase or decrease in the ratio.

         7.7 FINANCING. A minimum of $7,000,000 in financing on terms acceptable to both Parent and the Company shall have been obtained; PROVIDED, HOWEVER, that if Parent's current senior lenders, Sirrom Capital Corporation and Coast Business Credit, both agree to remain creditors of Parent after the Effective Time, then a minimum of $4,000,000 must be obtained in addition to a minimum of $2,500,000 of existing financing.

                                  ARTICLE VIII.

            CONDITIONS TO OBLIGATIONS OF PARENT AND ACQUISITION SUB.

         The obligations of Parent to perform this Agreement and to consummate the transactions contemplated hereby and of Acquisition Sub to perform this Agreement and the Plan of Merger and to consummate the transactions contemplated hereby and thereby will be subject to the satisfaction of the following conditions unless waived (to the extent such conditions can be waived) by Parent and Acquisition Sub:

         8.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in Article III hereof shall in each case be true and correct in all material respects (except for any representation or warranty that by its terms is qualified by materiality, in which case it shall be true and correct in all respects) as of the date of this Agreement, and as of the effective date of the Stockholder Action and as of the Closing Date as though made at and as of such dates, respectively.

         8.2 PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects the obligations required to be performed by it under this Agreement and the Plan of Merger prior to or as of the Closing Date.

         8.3 AUTHORIZATION OF MERGER. All action necessary to authorize the execution, delivery and performance of this Agreement, the Plan of Merger and the Related Agreements by the Company and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the board of directors and the Stockholders of the Company, and the Parent shall have received copies of all such resolutions certified by the Secretary of the Company. The Company and the Stockholders of the Company shall have full power and right to effect the Merger on the terms provided herein.

         8.4 CERTIFICATE. Parent and Acquisition Sub shall have received a certificate dated the Closing Date, signed by the President or Acting President of the Company as to the satisfaction of the conditions contained in Sections
8.1 through 8.3, except to the extent waived by Parent and Acquisition Sub.

         8.5 OPINION OF THE COMPANY'S COUNSEL. Parent and Acquisition Sub shall have received an opinion dated the Closing Date of Saiber Schlesinger Satz & Goldstein ("SSS&G"), counsel to the Company, reasonably satisfactory in form and substance to Parent and Acquisition Sub.

         8.6 ACCEPTANCE BY COUNSEL TO PARENT AND ACQUISITION SUB. The form and substance of all legal matters contemplated hereby and of all papers delivered hereunder shall be reasonably acceptable to Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A. ("GTH"), counsel for Parent and Acquisition Sub.

         8.7 CONSENTS AND APPROVALS. Parent and Acquisition Sub shall have received duly executed copies of all consents and approvals contemplated by this Agreement or the Company Disclosure Schedule, in form and substance satisfactory to Parent and Acquisition Sub.

         8.8 GOVERNMENT CONSENTS, AUTHORIZATIONS, ETC. All consents, authorizations, orders or approvals of, and filings or registrations with, any Governmental Authority which are required for or in connection with the execution and delivery by the Company of this Agreement, the Plan of Merger and the Related Agreements and the consummation by the Company of the transactions contemplated hereby and thereby shall have been obtained or made.

         8.9 RELATED AGREEMENTS. Each of the Related Agreements shall be in full force and effect as of the Effective Time in accordance with the respective terms thereof, and each person or entity who or which is required or contemplated by the parties hereto to be a party to any Related Agreement who or which did not theretofore enter into such Related Agreement shall execute and deliver such Related Agreement.

                                   ARTICLE IX.

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY.

         The obligations of the Company to perform this Agreement and the Plan of Merger, and to consummate the transactions contemplated hereby and thereby will be subject to the satisfaction of the following conditions unless waived (to the extent such conditions can be waived) by the Company:

         9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent and Acquisition Sub set forth in Article IV hereof shall be true and correct in all material respects (except for any representation or warranty that by its terms is qualified by materiality, in which case it shall be true and correct in all respects) as of the date of this Agreement, and as of the Closing Date as though made at and as of such dates, respectively.

         9.2 PERFORMANCE OF OBLIGATIONS OF PARENT AND ACQUISITION SUB. Parent and Acquisition Sub shall have performed in all material respects their respective obligations required to be performed by them under this Agreement and the Plan of Merger prior to or as of the Closing Date.

         9.3 AUTHORIZATION OF MERGER. All action necessary to authorize the execution, delivery and performance of this Agreement and the Related Agreements by Parent, the execution, delivery and performance of this Agreement and the Plan of Merger by Acquisition Sub, and the consummation of the transactions contemplated hereby and by the Plan of Merger shall have been duly and validly taken by the board of directors of Parent and Acquisition Sub and by Parent as the sole stockholder of Acquisition Sub, and the Company shall have received copies of all such resolutions certified by the respective Secretary of Parent and Acquisition Sub.

         9.4 CERTIFICATE. The Company shall have received a certificate dated the Closing Date, signed by the President of each of Parent and Acquisition Sub as to the satisfaction of the conditions contained in Sections 9.1 through 9.3, except to the extent waived by the Company.

         9.5 OPINION OF COUNSEL TO PARENT AND ACQUISITION SUB. The Company shall have received an opinion dated the Closing Date of GTH in form and substance reasonably satisfactory to the Company.

         9.6 TAX OPINION. The Company shall have received an opinion in form and substance satisfactory to the Company or SSSG, counsel for the Company, to the effect that the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that Parent, Acquisition Sub and the Company will each be a party to that reorganization within the meaning of Section 368(b) of the Code. In connection with such opinion, counsel shall be entitled to rely upon certain representations of Parent, Acquisition Sub and the Company and certain stockholders of the Company.

         9.7 ACCEPTANCE BY COUNSEL TO THE COMPANY. The form and substance of all legal matters contemplated herein and of all papers delivered hereunder shall be reasonably acceptable to SSSG.

         9.8 CONSENTS AND APPROVALS. The Company shall have received duly executed copies of all consents and approvals contemplated by this Agreement or the Parent Disclosure Schedule, in form and substance satisfactory to the Company.

         9.9 GOVERNMENT CONSENTS, AUTHORIZATIONS, ETC. All consents, authorizations, orders or approvals of, and filings or registrations with, any Governmental Authority which are required for or in connection with the execution and delivery by Parent and Acquisition Sub of this Agreement and the Related Agreements and by Acquisition Sub of the Plan of Merger and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby and thereby shall have been obtained or made.

         9.10 APPOINTMENT OF DIRECTORS. The Board of Directors of Parent shall have taken such action as shall be necessary to expand the size of Parent's Board of Directors and to appoint two (2) individuals designated by the Company and reasonably acceptable to Parent as directors of Parent to serve on Parent's Board of Directors until the next annual meeting of the stockholders of Parent. Parent shall continue to nominate such individuals at the next three (3) successive annual meetings of the stockholders immediately following the next annual meeting of the stockholders in the same manner and on equal standing as other director nominees comprising management's slate.

         9.11 FAIRNESS OPINION. The Company shall have received an opinion of Compass Capital Partners, Ltd. or other financial advisor acceptable to it and Parent with respect to the fairness, from a financial point of view, to the stockholders of the Company of the Merger, and such opinion shall remain in full force and effect as of the Closing Date.

         9.12 DIRECTOR INDEMNITY. The Company shall have received a written statement signed by the President of Parent that Parent will honor all obligations of the Company under Article VIII of the Company's Amended and Restated Bylaws pertaining to indemnification of a corporate agent as that term is defined in such Article; PROVIDED, HOWEVER, such commitment to honor Company's indemnification obligations shall only be applicable to events or actions on the part of such corporate agent occurring or taken prior to the Closing Date.

         9.13 COMPANY INDEBTEDNESS. Provisions shall have been made for payment at Closing of indebtedness of the Company which is due at Closing to The T Partnership in the amount of $100,000, which amount may be increased upon agreement of both Parent and the Company, and SSSG in an additional amount not to exceed $160,000.

                                   ARTICLE X.

                      PAYMENT OF CERTAIN FEES AND EXPENSES

         10.1 PAYMENT OF CERTAIN FEES AND EXPENSES.

                  (a) Except as set forth below, Parent and the Company shall pay its own expenses that are incidental to negotiations, preparation of agreements and the Closing whether or not this Agreement and the transactions contemplated hereby are actually consummated.

                  (b) If this Agreement is terminated by either Parent or the Company pursuant to Section 11.1(h), the terminating party shall pay the non-terminating party within sixty (60) days following such termination a fee of $225,000 plus all out-of-pocket expenses (including, without limitation, all attorneys', investment banking and commitment fees and expenses) incurred by the non-terminating party in connection with the transactions contemplated by this Agreement (the "Break-up Fee"). The Break-up Fee shall also be payable by the Company if there exists a Superior Proposal and, at any meeting of the stockholders of the Company, however called, or in any action by written consent of the stockholders of the Company, The T Partnership does not vote in favor of the approval and adoption of this Agreement, the Plan of Merger, the Merger and the other transactions contemplated thereby (in which case the Break-up Fee will be paid by the Company to Parent within sixty (60) days following such meeting or action).

                  (c) If this Agreement is terminated by either Parent or the Company, other than pursuant to Section 11.1(h) or 11.1(b)(ii), Parent and the Company will split evenly the aggregate of all attorneys', investment banking and commitment fees and expenses incurred by both parties in relation to the transaction prior to the date of such termination.

                                   ARTICLE XI.

                 TERMINATION; AMENDMENT, MODIFICATION AND WAIVER

         11.1 TERMINATION. This Agreement may be terminated, and the Merger abandoned, notwithstanding the approval by Parent, Acquisition Sub and the Company of this Agreement, at any time prior to the Effective Time, by:

                  (a) the mutual consent of Parent, Acquisition Sub and the Company;

                  (b) Parent, Acquisition Sub or the Company, if: (i) the conditions set forth in Article VII hereof shall not have been met by April 17, 1998, except if such conditions have not been met solely as a result of the action or inaction of the party seeking to terminate; or (ii) the other party or parties have materially breached any material covenant or agreement set forth herein and such breach is not cured (if curable) within 15 days following written notice thereof;

                  (c) Parent and Acquisition Sub if the conditions set forth in Article VIII hereof shall not have been met, and the Company if the conditions set forth in Article IX hereof shall not have been met, in either case by April 17, 1998, except if such conditions have not been met solely as a result of the action or inaction of the party seeking to terminate;

                  (d) Parent and Acquisition Sub on the one hand, or the Company on the other hand, if such party or parties shall have determined in its or their sole discretion, exercised in good faith, that the Merger contemplated by this Agreement and the Plan of Merger has become impracticable by reason of the institution of any litigation, proceeding or investigation to restrain or prohibit the consummation of the Merger, or which questions the validity or legality of the transactions contemplated by this Agreement and the Plan of Merger;

                  (e) Parent and Acquisition Sub on the one hand, or the Company on the other hand, if such party or parties shall have determined in their or its sole discretion, exercised in good faith, that the respective observations made during their due diligence process disclosed information regarding the other party unsatisfactory to the party performing the due diligence, and such information is: (i) material; (ii) adverse; and (iii) not disclosed in this Agreement or the other party's Disclosure Schedule.

                  (f) Parent and Acquisition Sub if any statute, rule, regulation or other legislation shall have been enacted which, in the sole judgment of Parent and Acquisition Sub, exercised reasonably and in good faith, materially adversely impairs the conduct or operation of the Company as presently conducted and as contemplated to be conducted;

                  (g) the Company if any statute, rule, regulation or other legislation shall have been enacted which, in the sole judgment of the Company, exercised reasonably and in good faith, materially adversely impairs the conduct or operation of Parent's business as presently conducted;

                  (h) Parent and Acquisition Sub on the one hand, or the Company on the other hand, if such parties or party shall have received a Superior Proposal, and Parent's or the Company's Board of Directors, based upon the written advice of outside legal counsel, determines in good faith that accepting such Superior Proposal is necessary for the Board of Directors of Parent or the Company to comply with its fiduciary duties to its stockholders under applicable law;

                  (i) Parent and Acquisition Sub on the one hand, or the Company on the other hand, if the Board of Directors of the other party or parties shall have: (i) withdrawn, modified or amended in any adverse respect its approval or recommendation of this Agreement, the Merger or the transactions contemplated hereby; or (ii) recommended to its stockholders an Acquisition Transaction with any party other than Parent or the Company, respectively.

Any termination pursuant to this Section 11.1 (other than a termination pursuant to Section 11.1(a) hereof) shall be effected by written notice from the party or parties so terminating to the other parties hereto.

         11.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement as provided in Section 11.1, this Agreement shall be of no further force or effect and no party hereto, nor its stockholders, directors, officers or affiliates, shall have any liability in connection herewith; PROVIDED, HOWEVER, that, Section 6.1(b), Article X, this Section 11.2 and Article XII shall survive the termination of this Agreement. Notwithstanding the foregoing, this Section 11.2 shall not relieve any party from liability in connection with an intentional or willful material breach of this Agreement prior to its termination; PROVIDED, HOWEVER, that the payment set forth in Section 10.1(d) shall be the sole and exclusive remedy of either Parent or the Company in connection with the consummation of an Acquisition Transaction with a party other than the other Party or the termination of this Agreement by the Company or Parent pursuant to Section 6.4(b) in connection therewith.

                                  ARTICLE XII.

                                  MISCELLANEOUS

         12.1 ENTIRE AGREEMENT. This Agreement and the Plan of Merger (including the Company Disclosure Schedule, the Parent Disclosure Schedule and the Exhibits attached hereto) and the other writings referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements or understandings, written or oral, among the parties with respect thereto (including, but not limited to, the Letter of Intent dated October 23, 1997, as amended, between Parent and the Company).

         12.2 DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         12.3 NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally-recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested or by telecopier, with confirmation as provided above addressed as follows:

if to Parent or Acquisition Sub, to:

Cardiac Control Systems, Inc.
3 Commerce Boulevard
Palm Coast, Florida 32164
Attention: Alan J. Rabin
Telephone: 800-227-7223
Telecopier: 904-445-7226; and

with a copy to:

Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A.
111 North Orange Avenue
20th Floor
Orlando, Florida 32801
Attention: Randolph H. Fields, Esq.
Telephone: (407) 420-1000
Telecopier: (407) 420-5909

if to the Company, to:

Electro-Catheter Corporation
2100 Felver Court
Rahway, New Jersey 07065
Attention: Ervin Schoenblum
Telephone: (732) 382-5600
Telecopier: (732) 382-7107; and
with a copy to:

Saiber Schlesinger Satz & Goldstein
One Gateway Center, 13th Floor
Newark, New Jersey 07102-5311

Attention: John L. Conover, Esq.
Telephone: (973) 622-3333
Telecopier: (973) 622-3349

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received: (a) in the case of personal delivery or telecopy, on the date of such delivery; (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent; and (c) in the case of mailing, on the third business day following the date on which the piece of mail containing such communication was posted.

         12.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts by original or facsimile signature, each such counterpart shall be an original instrument, and all such counterparts together shall constitute one and the same agreement.

         12.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the New Jersey Statute and with the laws of the State of New Jersey applicable to contracts made and to be performed wholly therein.

         12.6 BENEFITS OF AGREEMENT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and shall not confer any rights or benefits on any other persons or entities. This Agreement shall not be assignable by any party hereto without the consent of the other parties hereto; PROVIDED, HOWEVER, that anything contained herein to the contrary notwithstanding, Acquisition Sub may assign and delegate any or all of its rights and obligations hereunder to any other direct or indirect wholly-owned subsidiary of Parent.

         12.7 PRONOUNS. As used herein, all pronouns shall include the masculine, feminine, neuter, singular and plural thereof whenever the context and facts require such construction.

         12.8 AMENDMENT, MODIFICATION AND WAIVER. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by Parent and the Company; PROVIDED, HOWEVER, that any party to this Agreement may waive any obligation owed to it by any other party under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

         12.9 SEVERABILITY. If any provision of this Agreement is held illegal, invalid or unenforceable, such illegality, invalidity, or unenforceability will not affect any other provision hereof. This Agreement will, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Reorganization to be executed on its behalf as of the day and year first above written.

CARDIAC CONTROL SYSTEMS, INC.

By: /s/ ALAN J. RABIN
    --------------------------
    Alan J. Rabin
    President

CCS SUBSIDIARY, INC.

By: /s/ ALAN J. RABIN
    --------------------------
    Alan J. Rabin
    President

ELECTRO-CATHETER CORPORATION

By: /s/ ERVIN SCHOENBLUM
    --------------------------
    Ervin Schoenblum
    Acting President

         The T Partnership hereby executes this Agreement for the limited and sole purpose of agreeing to abide by its obligations under Sections 5.1, 6.4 and
6.16 hereof.

                                 THE T PARTNERSHIP, LLP


                                 By: /s/ ABRAHAM H. NECHEMIE
                                    --------------------------------
                                 Name:   Abraham H. Nechemie
                                    --------------------------------
                                 Its     Partner
                                    --------------------------------

                                   EXHIBIT 1.2

                                 PLAN OF MERGER

         THIS PLAN OF MERGER dated as of ___________ __, 1998, by and between CCS Subsidiary, Inc., a New Jersey corporation ("Acquisition Sub") and Electro-Catheter Corporation, a New Jersey corporation (the "Company").

         The Boards of Directors of Acquisition Sub and the Company have duly adopted and approved this Plan of Merger (this "Agreement"), the Agreement and Plan of Reorganization dated as of January 20, 1998, as amended by a First Amendment to Agreement and Plan of Reorganization, dated May 5, 1998 and a Second Amendment to Agreement and Plan of Reorganization, dated August 7, 1998 (the "Reorganization Agreement"), among Cardiac Control Systems, Inc., a Delaware corporation ("Parent"), Acquisition Sub, which is a direct, wholly-owned subsidiary of Parent, and the Company and the merger of Acquisition Sub with and into the Company, pursuant and subject to the terms and conditions of this Agreement, the Reorganization Agreement and the New Jersey Business Corporation Act (the "New Jersey Statute") whereby, among other things, the issued and outstanding share of common stock, $.10 par value, of the Company ("Company Common Stock") will be exchanged and converted into the right to receive shares of common stock, $.10 par value, of Catheter Technology Group, Inc., a to be organized parent holding company of Parent ("Holdings") ("Holdings Common Stock") in the manner set forth in Article II of this Agreement and the Reorganization Agreement, upon the terms and conditions set forth in this Agreement and the Reorganization Agreement.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and the Reorganization Agreement and the representations, warranties, covenants, agreements, conditions and promises contained herein and therein, the parties hereby agree as follows:

                                    ARTICLE I

                                     GENERAL

         1.1 THE MERGER. In accordance with the provisions of this Agreement, the Reorganization Agreement and the New Jersey Statute, Acquisition Sub shall be merged with and into the Company (the "Merger"), which at and after the Effective Time shall be, and is sometimes herein referred to as, the "Surviving Corporation". Acquisition Sub and the Company are sometimes referred to as the "Constituent Corporations".

         1.2 THE EFFECTIVE TIME OF THE MERGER. Subject to the provisions of the Reorganization Agreement, this Agreement shall be executed, delivered and filed along with a copy hereof with the Secretary of State of the State of New Jersey by each of the Constituent Corporations on the Closing Date in the manner provided under Section 14A:10-4.1 of the New Jersey Statute. The Merger shall become effective (the "Effective Time") upon the filing of the Certificate of Merger (to which this Agreement is an exhibit) with the Secretary of State of the State of New Jersey.

         1.3 EFFECT OF MERGER. At the Effective Time the separate existence of Acquisition Sub shall cease and Acquisition Sub shall be merged with and into the Surviving Corporation, and the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all of the restrictions, disabilities and duties of each of the Constituent Corporations and shall have such other effects as provided by the New Jersey Statute.

         1.4 ARTICLES OF INCORPORATION AND BY-LAWS OF SURVIVING CORPORATION. From and after the Effective Time: (a) the Certificate of Incorporation (the "Certificate") of the Company shall be amended so that the Fourth Article shall read in its entirety as set forth in EXHIBIT 1.4 attached hereto and made a part hereof, and the Certificate of the Company, as so amended, shall be the Certificate of the Surviving Corporation, unless and until altered, amended or repealed as provided in the New Jersey Statute; (b) the current amended and restated by-laws of the Company shall be the by-laws of the Surviving Corporation, unless and until altered, amended or repealed as provided in the New Jersey Statute, the Certificate or such by-laws; (c) the directors of Acquisition Sub shall be Alan
J. Rabin, W. Alan Walton and Ervin Schoenblum, each of whom shall be the directors of the Surviving Corporation, unless and until removed, or until their respective terms of office shall have expired, in accordance with the New Jersey Statute, the Certificate or the by-laws of the Surviving Corporation, as applicable; and (d) the officers of the Company shall be the officers of the Surviving Corporation, unless and until removed, or until their respective terms of office shall have expired, in accordance with the New Jersey Statute, the Certificate or the by-laws of the Surviving Corporation, as applicable.

         1.5 TAKING OF NECESSARY ACTION. Prior to the Effective Time, the parties hereto shall do, or cause to be done all such acts and things as may be necessary or appropriate in order to effectuate the Merger as expeditiously as reasonably practicable in accordance with this Agreement, the Reorganization Agreement and the New Jersey Statute. In case at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement and the Reorganization Agreement and to vest in the Surviving Corporation full title to all assets, privileges, etc. of either Constituent Corporations, the officers and directors of such corporations shall take all such lawful and necessary action.

         1.6 TAX-FREE REORGANIZATION. For Federal income tax purposes, the parties intend that the Merger be treated as a tax-free reorganization within the meaning of Section 368(a) (1) (A) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE II

                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

         2.1 EFFECT ON CAPITAL STOCK. At the Effective Time, subject and pursuant to the terms and conditions of this Agreement and the Reorganization Agreement, by virtue of the Merger and without any action on the part of the Constituent Corporations or the holders of the capital stock of the Constituent
Corporations:

                  (a) CAPITAL STOCK OF ACQUISITION SUB. Each issued and outstanding share of common stock, par value $.0l per share, of Acquisition Sub shall immediately prior to the Effective Time be deemed cancelled and converted into and shall represent the right to receive one share of common stock, par value $.l0 per share, of the Surviving Corporation.

                  (b) CANCELLATION OF CERTAIN SHARES OF COMPANY COMMON STOCK. Each share of Company Common Stock that is immediately prior to the Effective
Time: (i) owned by the Company as treasury stock; (ii) owned by any subsidiary of the Company; or (iii) owned by Holdings or any subsidiary of Holdings, shall be cancelled and no Holdings Common Stock or other consideration shall be delivered in exchange therefor. As used herein, a "Subsidiary" of any corporation means another corporation an amount of whose voting securities sufficient to elect at least a majority of its Board of Directors is owned directly or indirectly by such corporation.

                  (c) EXCHANGE RATIO FOR COMPANY COMMON STOCK. Subject to
Section 2.2, each share of Company Common Stock issued and outstanding at the Effective Time (other than shares cancelled pursuant to Section 2.1(b)) shall be deemed cancelled and converted into the right to receive one-fifth (1/5th) of a share of Holdings Common Stock in accordance with Section 2.2. For convenience of reference, the shares of Holdings Common Stock to be issued upon the exchange and conversion of Company Common Stock in accordance with this Section 2.1(c) are sometimes hereinafter collectively referred to as the "Merger Shares".

         2.2 EXCHANGE OF CERTIFICATES.

                  (a) PROCEDURE FOR EXCHANGE. Prior to the Closing Date, Holdings shall select an exchange agent (the "Exchange Agent") reasonably satisfactory to Company to act in such capacity in connection with the Merger. As of the Effective Time, Holdings shall deposit with the Exchange Agent, for the benefit of the holders of shares of Company Common Stock (the "Stockholders"), for exchange in accordance with this Article II and the Reorganization Agreement, certificates representing the shares of Holdings Common Stock contemplated to be issued as Merger Shares (which shares of Holdings Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund"). As soon as practicable after the Effective Time but in no event later than twenty (20) business days after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately before the Effective Time represented issued and outstanding shares of Company Common Stock (collectively, the "Old Certificates"): (i) a letter of transmittal advising such holders of the terms of the exchange effected by the Merger (and specifying how delivery shall be effected, and risk of loss and title to the Old Certificates shall pass, only upon delivery of the Old Certificates to the Exchange Agent and shall be in such form and have such other provisions as Holdings may reasonably specify); and (ii) instructions for use in effecting the surrender of Old Certificates in exchange for certificates representing Merger Shares. Upon surrender of an Old Certificate for cancellation to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent, the holder of such Old Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Holdings Common Stock which such holder has the right to receive pursuant to the provisions of this Article II and the Reorganization Agreement and the Old Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of Company Common Stock which are not registered on the transfer records of the Company, it shall be a condition of the exchange thereof that the Old Certificate representing such Company Common Stock is presented to the Exchange Agent properly endorsed and otherwise in proper form for transfer and accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2(a) and the Reorganization Agreement, each Old Certificate shall be deemed, on and after the Effective Time, to represent only the right to receive upon such surrender the certificate representing shares of Holdings Common Stock and cash in lieu of fractional shares (as hereinafter provided) of Holdings Common Stock as contemplated by this Article II and the Reorganization Agreement.

                  (b) DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED
CERTIFICATES. No dividends or other distributions declared or made after the Effective Time with respect to Holdings Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Old Certificate with respect to the shares of Holdings Common Stock represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(d) or the Reorganization Agreement until the holder of record of such Old Certificate shall surrender such Old Certificate. Subject to the effect of applicable laws, following surrender of any such Old Certificate, there shall be paid to the record holder of the certificates representing whole shares of Holdings Common Stock issued in exchange therefor, without interest: (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Holdings Common Stock to which such holder is entitled pursuant to Section 2.2(d) and the Reorganization Agreement and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Holdings Common Stock; and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Holdings Common Stock.

                  (c) NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK. All shares of Holdings Common Stock issued upon the surrender for exchange of shares of Company Common Stock in accordance with the terms of this Article II and the Reorganization Agreement (including any cash paid pursuant to Section 2.2(b) or 2.2(d)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock and there shall be no further registration or transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Old Certificate is presented to the Surviving Corporation for any reason, such Old Certificate shall be cancelled and exchanged as provided in this Article II and the Reorganization Agreement.

                  (d) NO ISSUANCE OF FRACTIONAL SHARES. No certificates or scrip representing fractional shares of Holdings Common Stock shall be issued upon the surrender for exchange of Old Certificates, and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a stockholder of Holdings such as rights to dividends, stock splits or interest in lieu of issuing certificates for fractional shares.

                           (i) As promptly as practicable following the
Effective Time, the Exchange Agent shall determine the excess of (x) the number of full shares of Holdings Common Stock delivered to the Exchange Agent by Holdings pursuant to Section 2.2(a) over (y) the maximum number of full shares of Holdings Common Stock distributable to holders of Company Common Stock pursuant to Section 2.2(a) (such excess being herein called the "Excess Shares"). As soon after the Effective Time as practicable, the Exchange Agent, as agent for the holders of Company Common Stock, shall aggregate and sell the Excess Shares at then prevailing prices in either the over-the-counter market, regional exchange or Nasdaq SmallCap Market, as applicable, all in the manner provided in subsection (ii) of this Section 2.2(d).

                           (ii) The sale of the Excess Shares by the Exchange
Agent shall be executed in either the over-the-counter market, regional exchange or Nasdaq SmallCap Market, as applicable, through one or more member firms of the National Association of Securities Dealers, Inc. and shall be executed in round lots to the extent practicable. Until the net proceeds of such sale or sales have been distributed to the holders of Company Common Stock as contemplated in subsection (iii) of this Section 2.2(d), the Exchange Agent shall hold such proceeds in trust for the holders of Company Common Stock (the "Common Shares Trust"). Holdings shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation of the Exchange Agent, incurred in connection with such sale of the Excess Shares. The Exchange Agent shall determine the portion of the Common Shares Trust to which each holder of Company Common Stock shall be entitled, if any, by multiplying the amount of the aggregate net proceeds comprising the Common Shares Trust by a fraction, the numerator of which is the amount of the fractional share interest to which such holder of Company Common Stock is entitled and the denominator of which is the aggregate amount of fractional share interests to which all holders of Company Common Stock are entitled.

                           (iii) As soon as practicable after the determination
of the amount of cash, if any, to be paid to the holders of Company Common Stock in lieu of any fractional share interests, the Exchange Agent shall make available such amounts without interest to such holders of Company Common Stock.

                  (e) LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Old Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed, the Exchange Agent shall issue an exchange for such loss, stolen or destroyed Old Certificate the consideration payable and exchange therefor pursuant to this Article II. The Exchange Agent or the Surviving Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Old Certificate to give the Exchange Agent a bond in such reasonable sum as it may direct as indemnity against any claim that may be made against the Surviving Corporation with respect to the Old Certificate alleged to have been lost, stolen or destroyed.

                  (f) TERMINATION OF EXCHANGE FUND AND COMMON SHARES TRUST. Any portion of the Exchange Fund and Common Shares Trust which remains undistributed to the stockholders of the Company for six (6) months after the Effective Time shall be delivered to Holdings, upon demand, and any former Stockholders of the Company who have not theretofore complied with this Article II and the Reorganization Agreement shall thereafter look only to Holdings for payment of their claim for Holdings Common Stock, any cash in lieu of fractional shares of Holdings Common Stock and any dividends or distributions with respect to Holdings Common Stock (and Holdings shall remain obligated to so pay and/or distribute).

                  (g) NO LIABILITY. Neither the Exchange Agent, Holdings, Acquisition Sub nor the Company shall be liable to any holder of shares of Company Common Stock or Holdings Common Stock, as the case may be, for shares (or dividends or distributions with respect thereto) of Holdings Common Stock to be issued in exchange for Company Common Stock pursuant to this Section 2.2, if, on or after the expiration of twelve (12) months following the Effective Date, such shares are delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         2.3 COMPANY WARRANTS AND OPTIONS. At the Effective Time, each of the Company's then outstanding Company Warrants, Company Options and conversion rights (whether or not exercisable at the Effective Time) by virtue of the Merger and without any further action on the part of any holder thereof, shall be assumed by Holdings and automatically converted, on the same terms, into a warrant, option or conversion right to purchase a number of shares of Holdings Common Stock (to be registered shares to the extent the option, warrant or conversion right holder is, by terms of the Company option plan, warrant or conversion right in effect, entitled upon exercise of the option, warrant or conversion right, to receive registered stock) determined by multiplying the number of shares of Company Common Stock covered by such Company Warrants, Company Options and conversion rights immediately prior to the Effective Time by one-fifth (1/5th) (rounded up to the nearest whole number of shares), at an exercise price per share of Holdings Common Stock equal to the exercise price in effect under such Company Warrants, Company Options or conversion rights immediately prior to the Effective Time divided by one-fifth (1/5th) (rounded up to the nearest cent).

         As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Company Options" shall mean and include any Unvested Company Option and any Vested Company Option.

                  (b) "Unvested Company Option" shall mean each of the options to purchase Company Common Stock that is outstanding at the Effective Time, which is not exercisable immediately prior to the Effective Time pursuant to its terms in effect as of the date hereof.

                  (c) "Vested Company Option" shall mean each of the options to purchase Company Common Stock that is outstanding at the Effective Time, which is exercisable immediately prior to the Effective Time pursuant to its terms in effect as of the date hereof.

                  (d) "Company Warrants" shall mean each of the warrants to purchase Company Common Stock that is outstanding at the Effective Time, which is exercisable immediately prior to the Effective Time pursuant to its terms in effect as of the date hereof.

                                   ARTICLE III

                                   TERMINATION

         This Agreement shall be terminated, and the Merger abandoned, notwithstanding the approval by the respective boards of directors and stockholders of Acquisition Sub and the Company of this Agreement, the Reorganization Agreement and the Merger, in the event of and simultaneously with a termination (at any time prior to the Effective Time) of the Reorganization Agreement in accordance with and as provided in Article XI thereof.

                                   ARTICLE IV

                             APPROVAL OF AGREEMENT;
                                 FILING THEREOF

         The respective boards of directors of the Constituent Corporations have, by resolutions duly adopted, unanimously approved and adopted the Merger, this Agreement and the Reorganization Agreement. The holders of at least two-thirds of the outstanding shares voting of Company Common Stock have approved and adopted the Merger, this Agreement and the Reorganization Agreement at a meeting duly convened and held on _______, 1998, in accordance with Section 14A:10-3 of the New Jersey Statute. Parent, as the sole shareholder of Acquisition Sub, has approved and adopted the Merger, this Agreement and the Reorganization Agreement by executing a written consent dated ______, 1998, in accordance with Section 14A:10-3 of the New Jersey Statute. Upon satisfaction of all conditions of the Merger contained in Articles VII, VIII and IX of the Reorganization Agreement (or appropriate waiver thereof by the party or parties entitled to satisfaction of such conditions or any of them), but subject to the provisions of Article III hereof, the parties shall cause this Agreement to be attached as an exhibit to a Certificate of Merger setting forth the information required by
Section 14A:10-4.1 of the New Jersey Statute and to be delivered to and filed with the Secretary of State of the State of New Jersey in accordance with
Section 14A:10-4.1 of the New Jersey Statute and the Merger shall thereupon become effective.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 AMENDMENT. This Agreement may be amended by the parties, by action taken by their respective boards of directors, at any time prior to the Effective Time. No amendment of this Agreement shall be made which pursuant to the New Jersey Statute or other law requires the further approval of the stockholders of either or both of the Constituent Corporations unless such approval has been obtained. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

         5.2 ENTIRE AGREEMENT. This Agreement and the Reorganization Agreement and the other documents referenced therein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior arrangements or understandings, written or oral, with respect thereto (including, but not limited to, the Letter of Intent dated October 23, 1997, as amended, between Parent and the Company).

         5.3 NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested or by telecopier, with confirmation as provided above addressed as follows:

if to Parent, Acquisition Sub or Holdings, to:

Cardiac Control Systems, Inc.
3 Commerce Boulevard
Palm Coast, Florida 32164
Attention: Alan J. Rabin
Telephone: 800-227-7223
Telecopier: 904-445-7226; and

with a copy to:

Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A.
111 North Orange Avenue
20th Floor
Orlando, Florida 32801
Attention: Randolph H. Fields, Esq.
Telephone: (407) 420-1000
Telecopier: (407) 420-5909

if to the Company, to:

Electro-Catheter Corporation
2100 Felver Court
Rahway, New Jersey 07065
Attention: Ervin Schoenblum
Telephone: (732) 382-5600
Telecopier: (732) 382-7107; and
with a copy to:

Saiber Schlesinger Satz & Goldstein
One Gateway Center, 13th Floor
Newark, New Jersey 07102-5311

Attention: John L. Conover, Esq.
Telephone: (973) 622-3333
Telecopier: (973) 622-3349

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received: (a) in the case of personal delivery or telecopy, on the date of such delivery; (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent; and (c) in the case of mailing, on the third business day following the date on which the piece of mail containing such communication was posted.

         5.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts by original or facsimile signature, each such counterpart shall be an original instrument, and all such counterparts together shall constitute one and the same agreement.

         5.5 BENEFITS OF AGREEMENT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable by any party hereto without the consent of the other parties hereto; PROVIDED, HOWEVER, that anything contained herein to the contrary notwithstanding , Acquisition Sub may assign and delegate any or all of its rights and obligations hereunder to any other direct or indirect wholly-owned subsidiary of Parent.

         5.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the New Jersey Statute and the laws of the State of New Jersey applicable to contracts made and to be performed wholly therein.

         5.7 PRONOUNS. As used herein, all pronouns shall include the masculine, feminine, neuter, singular and plural thereof whenever the context and facts require such construction.

         5.8 DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement of Merger to be executed and delivered on its behalf as of the date first above written.

                                                    CCS SUBSIDIARY, INC.

                                                    By:
                                                        ------------------------
                                                        Alan J. Rabin
                                                        President

                                                    ELECTRO-CATHETER CORPORATION

                                                    By:
                                                       -------------------------
                                                        Ervin Schoenblum
                                                        Acting President

                            CERTIFICATE OF SECRETARY

                                       OF

                              CCS SUBSIDIARY, INC.

                           (A New Jersey corporation)

                            ------------------------

         I, Robert T. Rylee, Secretary of CCS SUBSIDIARY, INC., a New Jersey corporation (the "Corporation"), do hereby certify that the Plan of Merger to which this certificate is attached, having been duly approved by the Board of Directors of the Corporation, was then submitted to the sole stockholder of the Corporation for approval and adoption by written consent in lieu of a stockholder meeting, and that the sole stockholder of the Corporation adopted and approved the Plan of Merger by executing a written consent dated _______, 1998, all in accordance with Section 14A:5-6 of the New Jersey Business Corporations Act.

         IN WITNESS WHEREOF, I, Robert T. Rylee, Secretary of CCS SUBSIDIARY, INC., acting for and on behalf of the Corporation, have hereunto subscribed my name this ____ day of ___________, 1998.


                                                     ---------------------------
                                                     Secretary

                            CERTIFICATE OF SECRETARY

                                       OF

                          ELECTRO-CATHETER CORPORATION

                           (A New Jersey corporation)

                             ---------------------

         I, Arlene C. Bell, Secretary of ELECTRO-CATHETER CORPORATION, a New Jersey corporation (the "Company"), do hereby certify that the Plan of Merger to which this certificate is attached, having been duly approved by the Board of Directors of the Company, was then submitted to the stockholders of the Company for approval and adoption at a duly convened and held stockholder meeting, and the stockholders of the Company representing at least two-thirds of the outstanding shares voting of Company Common Stock, adopted and approved the Agreement of Merger, on ______________ 1998, all in accordance with Section 14A:10-3 of the New Jersey Business Corporation Act.

         IN WITNESS WHEREOF, I, Arlene C. Bell, Secretary of ELECTRO-CATHETER CORPORATION, have hereunto subscribed my name this _____day of ________, 1998.


                                                   -----------------------------

                                   EXHIBIT 1.4

                 FOURTH ARTICLE TO CERTIFICATE OF INCORPORATION

         FOURTH: The aggregate number of shares of stock which the corporation shall have authority to issue is 10,000 shares of common stock of the par value of $.10 per share (hereinafter "Common Stock"), and 1,000 shares of preferred stock with no par value. The board of directors of the corporation is authorized to: (i) divide the preferred stock into series; (ii) determine the designation and number of shares of any such series; (iii) determine the relative rights, preferences and limitations of any such series; and (iv) change the designation or number of shares or the relative rights, preferences and limitations of the shares of any previously authorized series, no shares of which have been issued.

         Notwithstanding the fact that the board of directors may from time to time establish and designate separate series of preferred stock, the board of directors and the corporation do hereby and herewith establish, determine and designate the corporation's Series A Preferred Stock to be the first series of such preferred stock, as follows:

         SERIES A PREFERRED STOCK

         1. NUMBER; DESIGNATION. One thousand (1,000) shares of the authorized and unissued shares of no par value preferred stock of the corporation are hereby designated as "Series A Preferred Stock" ("Series A Preferred Stock"). Such number of shares may not be increased or decreased. The Series A Preferred Stock shall have the following powers, preferences and rights, and the qualifications, limitations and restrictions thereon:

         2.       DIVIDEND RIGHTS.

                  (a) The holders of shares of Series A Preferred Stock (a "Holder"), in preference to the holders of Common Stock and of all other stock, shall be entitled to receive, when, as, if and to be declared by the board of directors out of funds legally available for that purpose, annual dividends, payable in cash on the first day of January in each year (each such date being referred to herein as a "Preferred Dividend Payment Date"), commencing on the first Preferred Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, equal to $90.00 per share of Series A Preferred Stock.

                  (b) Dividends on the Series A Preferred Stock shall accrue annually (and to the date of payment for any partial twelve month period) from the issuance date of each share of Series A Preferred Stock and shall be cumulative so that if, for any previous or then current dividend period, dividends shall not have been paid or set apart for payment, upon all outstanding shares of Series A Preferred Stock, the deficiency shall be paid and/or set apart for payment before any dividends are paid and/or declared on the Common Stock of the corporation. Accrued but unpaid dividends shall not bear interest. The board of directors may fix a record date for the determination of a Holder entitled to receive payment of a dividend declared, which record date shall not be more than 60 days prior to the date fixed for the payment thereof. Notwithstanding the foregoing, no payment of dividends upon the Series A Preferred Stock shall be made if prohibited by any provision of the New Jersey Business Corporation Act.

         3.       RIGHTS ON LIQUIDATION; RANKING; REDEMPTION.

                  (a) In the event of any voluntary or involuntary dissolution, liquidation, sale of substantially all of the corporation's assets or winding-up of the affairs of the corporation and after payment or provision for payment of the debts and other liabilities of the corporation, a Holder shall be entitled, before any distribution is made upon any other capital stock of the corporation, to receive payment in an amount equal to $1,000.00 per share of Series A Preferred Stock (the "Preferred Liquidation Payment"), together with all accrued but unpaid dividends, if any, computed to the date of payment. Such amounts shall be payable in cash only to the extent that the corporation has available cash or cash is being paid for or made available with respect to some or all of the capital stock of the corporation in such underlying transaction. A Holder will have the first right of refusal to such cash equal to the sum of the Preferred Liquidation Payment and the accrued dividends and shall be otherwise entitled to receive the balance thereof in such other consideration made available with respect to each share of capital stock of the corporation pursuant to the underlying transaction. Notwithstanding anything herein to the contrary, upon an event described in this subsection 3(a), a Holder shall be paid in full prior to any payments being made to the holders of any other class of the corporation's capital stock. All such payments shall be made to the extent, and only to the extent, allowed by applicable law. After such payments to a Holder in the full amount of the Preferred Liquidation Payment and accrued dividends, all dividends on the Series A Preferred Stock shall cease to accrue, and from and after such date of payment, a Holder shall have no claim to any of the remaining assets of the corporation, and all rights of such Holder as a stockholder of the corporation shall cease and terminate.

                  (b) If upon any voluntary or involuntary dissolution, liquidation, sale of all or substantially all of the assets or winding up of the affairs of the corporation, the assets of the corporation distributable as aforesaid among a Holder shall be insufficient to permit the payment of the Preferred Liquidation Payment and accrued but unpaid dividends to which such Holder is entitled, then, to the extent allowed by applicable law, the entire assets of the corporation shall be distributed ratably among the outstanding shares of the Series A Preferred Stock. After distribution of the entire assets of the corporation to a Holder, all dividends on the Series A Preferred Stock shall cease to accrue, and from and after such date of distribution, all rights of a Holder as a stockholder of the corporation shall cease and terminate.

                  (c) The corporation, at its option, may cause all outstanding shares of the Series A Preferred Stock to be redeemed at any time after the date of original issuance thereof ("Issuance Date"), provided the corporation has given notice of its intention to redeem to a Holder at least twenty (20) days prior to the redemption date. On the redemption date, the corporation shall pay such Holders by cashier's check or wire transfer in immediately available funds the amount of $1,000 per share, plus all accrued but unpaid dividends. Promptly thereafter, such Holder shall surrender the certificate or certificates representing the Series A Preferred Stock, duly endorsed, at the office of the corporation or of any transfer agent for such shares, or at such other place designated by the corporation.

         4.       CONVERSION RIGHTS - COMMON STOCK

         (a) RIGHT TO CONVERT. During the period beginning on the Issuance Date and ending five years after the Issuance Date, each share of Series A Preferred Stock shall be convertible, at the option of a Holder thereof, into such number of fully paid and nonassessable shares of common stock of Catheter Technology Group, Inc. ("CTG"), the parent holding company of Cardiac Control Systems, Inc. ("Cardiac"), the present parent corporation and sole holder of the Common Stock of the corporation, as is determined by dividing (x) $1,000 plus any accrued but unpaid dividends on the date the notice of conversion is given, by
         (y) the Conversion Price determined as hereinafter provided in effect on the applicable conversion date.

                  (b) CONVERSION METHOD. To convert Series A Preferred Stock into the shares of common stock of CTG hereunder, a Holder shall give written notice to the corporation and CTG (which notice may be given by facsimile transmission) that such Holder irrevocably elects to convert all its shares of Series A Preferred Stock and shall state therein the date of the conversion, the name or names in which such Holder wishes the certificate or certificates for shares of common stock to be issued, and reasonable delivery instructions with respect thereto ("Notice of Conversion"). Promptly thereafter, such Holder shall surrender the certificate or certificates representing the shares to be converted, duly endorsed, at the office of CTG or of any transfer agent for such shares, or at such other place designated by CTG. CTG shall promptly as practicable issue and deliver to or upon the order of such Holder, against delivery of the certificates representing the shares which have been converted, a certificate or certificates for the number of shares of common stock of CTG to which such Holder shall be entitled. The Notice of Conversion may be given by a Holder at any time during the day up to 11:00 a.m. Orlando, Florida time and such conversion shall be deemed to have been made immediately prior to the close of business on the date such Notice of Conversion is given. The person or persons entitled to receive the shares of common stock of CTG issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of common stock of CTG at the close of business on such date.

                  (c) Conversion Price. The Conversion Price shall be equal to the product of one hundred twenty (120%) percent multiplied by the price per share of the common stock of CTG used as the basis for the consideration given (either in the form of issued stock, if any, or warrants, provided the exercise price of the warrant reflects the current market value of common stock, or otherwise) in exchange for any capital raised by CTG necessary to effect a merger transaction between CTG, and Electro-Catheter Corporation.

                  (d) Fractional Shares of Common Stock. No fractional shares of common stock of CTG or scrip shall be issued upon conversion of shares of Series A Preferred Stock in accordance with this Section 4. In lieu of any fractional interest in a share of common stock which would otherwise be deliverable to such Holder upon the conversion of the Series A Preferred Stock, CTG shall pay such Holder cash equal to such fraction multiplied by the Conversion Price.

                  (e) Taxes. All shares of the common stock of CTG issued upon conversion of shares of Series A Preferred Stock shall be validly issued, fully paid and non-assessable. The corporation shall pay any and all documentary stamp or similar issue or transfer taxes (but excluding any income, franchise or similar taxes) that may be payable in respect of any issue or delivery of shares of common stock on conversion of Series A Preferred Stock pursuant hereto. The corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of common stock in a name other than that in which the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such transfer has paid to the corporation the amount of any such tax or has established to the satisfaction of the corporation that such tax has been paid or that no such tax is payable.

                  (f) Surrendered Shares of Series A Preferred Stock. All certificates representing Series A Preferred Stock converted shall be appropriately canceled on the books of the corporation and the Series A Preferred Stock so converted represented by such certificates shall be restored to the status of authorized but unissued Series A Preferred Stock.

         5. REGISTRATION RIGHTS.

                  (a) If at any time after the first anniversary of the Issuance Date, CTG proposes to file a registration statement to register any of its shares of common stock issued upon conversion of the Series A Preferred Stock (the "Registrable Stock") under the Securities Act of 1933, as amended (the "Securities Act"), (other than in connection with a merger or pursuant to Form S-4 or Form S-8 or other comparable form not available for registering the Registrable Stock for sale to the public), whether such registration is for CTG's own account or the account of others, and provided the managing underwriter for the proposed offering, if any, advises CTG that the inclusion of the Registrable Stock in such registration statement would not jeopardize the successful marketing of the common stock of CTG, in the managing underwriter's exercise of reasonable judgment, then CTG shall at such time give prompt written notice to a Holder of its intention to effect such registration setting forth a description of intended method of distribution and indicating Holder's right under such proposed registration, and upon the request of a Holder, delivered to CTG within twenty (20) days after giving such notice (which request shall specify the Registrable Stock intended to be disposed of by a Holder), CTG shall include such Registrable Stock held by a Holder and requested to be included in such registration subject to any underwriter's cutback or lock-up.

                           (i) If, at any time after giving such written notice of CTG's intention to register any of the Registrable Stock and prior to the effective date of the registration statement filed in connection with such registration, CTG shall determine for any reason not to file the registration statement wherein the

         Registrable Stock would be registered or to delay the registration of such Registrable Stock, at its sole election, CTG may give written notice of such determination to a Holder and thereupon shall be relieved of its obligation to register any Registrable Stock issued or issuable in connection with such registration (but not from its obligation to pay registration expenses in connection therewith or to register the Registrable Stock in a subsequent registration); and in the case of a determination to delay a registration, CTG shall thereupon be permitted to delay registering any Registrable Stock for the same period as the delay in respect of securities being registered for CTG's own account.

                           (ii) A Holder shall be permitted to withdraw all or any part of the Registrable Stock at any time prior to the effective date of such registration.

                           (iii) CTG shall not be required to include any of the Registrable Stock in the registration statement relating to an underwritten offering of CTG's securities unless a Holder accepts the terms of the underwriting as agreed upon between CTG and the underwriters selected by it (provided such terms are usual and customary for selling stockholders) and a Holder agrees to execute and/or deliver such documents in connection with such registration as CTG or the managing underwriter may reasonably request.

                           (iv) CTG may, in its sole discretion and without the consent of a Holder, withdraw such registration statement and abandon the proposed offering in which a Holder had requested to participate, but such abandonment shall not preclude subsequent request for registration pursuant to this Section 5.

                  (b) EXPIRATION OF REGISTRATION RIGHTS. The obligations of CTG to register shares of the Registrable Stock shall terminate five (5) years after the Issuance Date, unless such obligations terminate earlier in accordance with the terms stated above.

                  (c) COOPERATION WITH CTG. A Holder will cooperate with CTG in all respects in connection with this Agreement, including, without limitation, timely supplying all information reasonably requested by CTG and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Stock.

                  (d) EXPENSES. All expenses incurred by CTG in connection with each registration of the Registrable Stock, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of any counsel and independent public accountants for CTG, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance ("Registration Expenses") shall be borne by CTG. However, Registration Expenses shall not include expenses of counsel for a Holder, any underwriting discounts, selling commissions and underwriter expense reimbursement allowances applicable to the sale of the Registrable Stock ("Selling Expenses"). CTG will pay all Registration Expenses in connection with each registration of the Registrable Stock. All Selling Expenses in connection with each such registration statement shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than CTG (except to the extent CTG shall be a seller) as they may agree.

                  (e) INDEMNIFICATION AND CONTRIBUTION.

                           (i) CTG INDEMNITY. In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to the provisions stated herein, CTG shall indemnify and hold harmless, to the extent permitted by law, a Holder, each underwriter of such Registrable Stock thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such Holder, underwriter or controlling person may become subject to under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act pursuant to the provisions stated herein, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, and expense or action; provided that CTG will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon: (A) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; or
         (B) a Holder's failure to deliver a copy of the final prospectus as then amended or supplemented after CTG has furnished such Holder with a sufficient number of copies of the same, but only if delivery of same is required by law and the same would have cured the defect giving rise to any such loss, claim, damage, liability or expense.

                           (ii) HOLDER INDEMNITY. In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to the provisions stated herein, a Holder will indemnify and hold harmless CTG, each person, if any, who controls CTG within the meaning of the Securities Act, each officer of CTG who signs the registration statement, each director of CTG, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses, joint or several, to which CTG or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement under which such Registrable Stock was registered under the Securities Act pursuant to the provisions stated herein, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse CTG and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damages, liability, expense or action; provided that such Holder will be liable hereunder in an amount not to exceed the net proceeds received by such seller in the sale of its Registrable Stock pursuant to such registration statement and, in any such case, if and only to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder furnished in writing to CTG by such Holder specifically for use in such registration statement or prospectus.

                           (iii) NOTICE; RIGHT TO DEFEND. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party, in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any such liability and shall only relieve it from any liability which it may have to such indemnified party if such indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party under this subsection 2(e) to such effect, the indemnifying party shall not be liable for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                           (iv) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (A) a Holder of Registrable Stock exercising rights under this Agreement, or any controlling person of a Holder, makes a claim for indemnification pursuant to this subsection 5(e) but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this subsection 5(e) provides for indemnification in such case; or (B) contribution under the Securities Act may be required on the part of a Holder or any such controlling person in circumstances for which indemnification is provided under this subsection 5(e), then, and in each such case, CTG and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement (in an amount in any case not to exceed the net proceeds received by such Stockholder in the sale of its Registrable Stock pursuant to such registration statement), and CTG is responsible for the remaining portion; provided that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         6. VOTING RIGHTS. A Holder of the Series A Preferred Stock will be entitled to the same voting rights as the holder of Common Stock of the corporation.

                                   EXHIBIT 5.1

                     VOTING AGREEMENT AND IRREVOCABLE PROXY

         THIS VOTING AGREEMENT AND IRREVOCABLE PROXY (the "Agreement"), dated as of January 20, 1998 as amended, by and among The T Partnership, LLP, a New Jersey limited liability partnership (the "Stockholder"), the Electro-Catheter Corporation, a New Jersey corporation (the "Company"), and Cardiac Control Systems, Inc., a Delaware corporation ("Parent").

                                R E C I T A L S:

         WHEREAS, Parent, CCS Subsidiary, Inc., a New Jersey corporation and wholly-owned subsidiary of Parent ("Acquisition Sub") and the Company have entered into an Agreement and Plan of Reorganization dated as of January 20, 1998 (the "Reorganization Agreement") providing for, among other things, the merger (the "Merger") of Acquisition Sub with and into the Company, whereby, among other things, each issued and outstanding share of Common Stock, $.10 par value, of the Company (the "Company Common Stock") will be deemed cancelled and converted into and shall represent the right to receive one share of common stock, $.10 par value, of a to be organized parent holding company of Parent ("Holdings Common Stock"); and

         WHEREAS, the Stockholder owns, of record and beneficially, 1,881,500 shares of the Company's Common Stock (all such shares, together with any additional shares of the Company's Common Stock that the Stockholder may acquire during the term hereof, being referred to herein as the "Shares"); and

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, it is hereby agreed as follows:

         1. AGREEMENT TO VOTE AND IRREVOCABLE PROXY.

                  1.1 AGREEMENT TO VOTE. The Stockholder hereby agrees that unless there shall exist a Superior Proposal (as such is defined in Section 6.4 of the Reorganization Agreement), at any meeting of the stockholders of the Company, however called, or in any action by written consent of the stockholders of the Company, the Stockholder shall: (a) vote all of the Shares in favor of the approval of the Merger, the related plan of merger and the other transactions contemplated thereby, provided that the Board of Directors of the Company shall have approved such Merger; and (b) until the termination of this Agreement, vote such Shares against any (i) merger, consolidation, share exchange, business combination or other similar transaction pursuant to which control of the Company would be transferred to any person other than Parent, or
(ii) sale, lease, exchange, mortgage, pledge, transfer or other disposition of 50% or more of the assets of the Company and its subsidiaries taken as a whole, in a single transaction or in a series of transactions. Notwithstanding the foregoing, this Section 1.1 shall be null and void and not binding on the Stockholder unless the Stockholder will receive in the Merger shares of Holdings Common Stock in the same proportion or ratio as all other holders of the Company Common Stock.

                  1.2 IRREVOCABLE PROXY. The Stockholder hereby constitutes, appoints and instructs Ervin Schoenblum, as proxy (the "Proxy Holder"), with full power of substitution, the Stockholder's true and lawful proxy and attorney-in-fact, to: (a) vote at the meeting of stockholders of the Company all Shares which the Stockholder owned as of the record date for such meeting (or to execute any consent of the stockholders of the Company in lieu of such meeting for the number of Shares that the Stockholder owned as of the date of or record date for such consent) in favor of the approval of the Merger, the related plan of merger and the other transactions contemplated thereby, provided that the Board of Directors of the Company shall have approved such Merger; and (b) until the termination of this Agreement to vote at any meeting of the stockholders of the Company, however called, all Shares which the Stockholder owned as of the record date for such meeting (or to execute any consent of the stockholders of the Company in lieu of such meeting for the number of Shares that the Stockholder owned as of the date of or record date for such consent) against any matter referred to in Section 1.1(b) hereof. Such proxy shall be limited strictly to the power to vote such Shares in the manner set forth in the preceding sentence and shall not extend to any other matters presented for vote at such meeting, and the Stockholder shall have the right to vote the Shares on any other matter whatsoever in the Stockholders' sole discretion. The Stockholder acknowledges that the proxy granted hereby is coupled with an interest and is irrevocable to the full extent permitted by the New Jersey Business Corporation Act.

         In the event that the Stockholder fails for any reason to vote the Stockholder's Shares in accordance with the requirements of Section 1.1 hereof, then the Proxy Holder shall have the right to vote such Shares in accordance with the provisions of this Section 1.2. The vote of the Proxy Holder shall control in any conflict between the vote by the Proxy Holder of such Shares and a vote by the Stockholder of such Shares.

         Notwithstanding the foregoing, this Section 1.2 shall be null and void and not binding on the Stockholder unless the Stockholder will receive in the Merger shares of Holdings Common Stock in the same proportion or ratio as all other holders of the Company Common Stock.

         2. CERTAIN COVENANTS OF THE STOCKHOLDER. The Stockholder agrees, until this Agreement is terminated in accordance with Section 4 hereof, not to:

                  (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any Shares;

                  (b) grant any proxies, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or

                  (c) directly or indirectly solicit or enter into any negotiations with, or furnish or cause to be furnished any information concerning the business or assets of the Company or its subsidiaries to, any person or entity (other than Parent) in connection with any potential acquisition of the Company; PROVIDED, HOWEVER, that the Stockholder will promptly communicate to Parent any solicitation or inquiry or proposal relating to a potential acquisition of the Company received by the Stockholder in writing.

         3. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder represents and warrants to Parent as follows:

                  3.1 OWNERSHIP OF SHARES. The Shares are owned of record and beneficially by the Stockholder free and clear of all liens, encumbrances, rights to purchase, restrictions and claims of any kind whatsoever and constitute all the shares of Common Stock owned of record and beneficially by such Stockholder. The Stockholder does not have any rights to acquire any additional shares of the Company Common Stock except, if applicable, pursuant to existing stock options that have been disclosed to Parent.

                  3.2 POWER; BINDING AGREEMENT. The Stockholder has full legal right, power and authority to enter into and perform all of his obligations under this Agreement. The execution and delivery of this Agreement by the Stockholder will not violate any other agreement to which the Stockholder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws, now or hereafter in effect, affecting creditors' rights and remedies generally and to general principles of equity.

         4. TERMINATION. Anything contained herein to the contrary notwithstanding, this Agreement (other than the provisions of Section 5) shall terminate and be of no further force or effect on the termination of the definitive Reorganization Agreement, as the same may be amended from time to time by the parties thereto, in accordance with its terms.

         5. EXPENSES. Each party hereto will pay all of its or his own expenses in connection with the transaction contemplated by this Agreement, including, without limitation, the fees and expenses of its and his counsel and other advisers.

         6. AMENDMENT; ASSIGNS. This Agreement may not be modified, amended, altered or supplemented except by an agreement in writing executed by each of the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but none of the parties hereto may assign any of its rights, interests or obligations under this Agreement without the prior written consent of the other party.

         7. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall have been duly given when delivered in person, by telecopy or overnight courier or sent by registered or certified mail (postage prepaid, return receipt requested), to the respective parties as follows:

if to Parent

Cardiac Control Systems, Inc.
3 Commerce Boulevard
Palm Coast, Florida 32164
Attention: Alan J. Rabin
Telephone: (800) 227-7223
Telecopier: (904) 445-7226

if to the Company:

Electro-Catheter Corporation
2100 Felver Court
Rahway, New Jersey 07065
Attention: Ervin Schoenblum
Telephone: (732) 382-5600
Telecopier: (732) 382-7107

if to the Stockholder

The T Partnership, LLP
c/o Wiss & Co.
354 Eisenhower Parkway
Livingston, New Jersey  07039
Attention:  Abraham H. Nechemie
Telephone: (973) 994-9400
Telecopier: (973) 992-6760

or to such other address as any party may designate in writing in accordance herewith, except that notices of changes of address will only be effective upon receipt. All such notices or communications shall be deemed to be received: (a) in the case of personal delivery, or telecopy, on the date of such delivery; (b) in the case of overnight courier, on the next business day after the date when sent; and (c) in the case of registered or certified mailing, on the third business day following the date on which the piece or mail containing such communication was posted.

         8. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

         9. GOVERNING LAW. This Agreement, and all matters relating hereto, shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey without regard to any principles of choice of laws or conflicts of law.

         10. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         11. THIRD PARTY BENEFICIARIES. Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.

         12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, express or implied, among the parties with respect to such subject matter.

         13. INJUNCTIVE RELIEF. The parties agree that in the event of a breach of any provision of this Agreement by the Stockholder, Parent may be without an adequate remedy at law. The parties therefore agree that in the event of a breach by the Stockholder of any provision of this Agreement, Parent may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, Parent will not be precluded from seeking or obtaining any other relief to which it may be entitled.

         IN WITNESS WHEREOF, each of the parties have caused this Voting Agreement and Irrevocable Proxy to be duly executed and delivered on the day and year first above written.

                                                CARDIAC CONTROL SYSTEMS, INC.

                                                By:
                                                    -------------------------
                                                    Alan J. Rabin
                                                    President

                                                ELECTRO-CATHETER CORPORATION

                                                By:
                                                    -------------------------
                                                    Ervin Schoenblum
                                                    Acting President

                                                THE T PARTNERSHIP, LLP

                                                By:
                                                    -------------------------
                                                Name:
                                                      -----------------------
                                                Title:
                                                       ----------------------

                                   EXHIBIT 5.2

                           COMPANY AFFILIATE AGREEMENT

         THIS COMPANY AFFILIATE AGREEMENT (the "Agreement") dated as of , 1998, between Cardiac Control Systems, Inc., a Delaware corporation ("Parent"), and the stockholder (the "Stockholder") of Electro-Catheter Corporation, a New Jersey corporation (the "Company"), who is a signatory hereto.

                                R E C I T A L S:

         WHEREAS, Parent, CCS Subsidiary, Inc., a New Jersey corporation and wholly-owned subsidiary of Parent ("Acquisition Sub"), and the Company have entered into an Agreement and Plan of Reorganization dated as of January 20, 1998 as amended by a First Amendment to Agreement and Plan of Reorganization, dated May 5, 1998 and a Second Amendment to Agreement and Plan of Reorganization, dated August 7, 1998 (the "Reorganization Agreement"), providing for, among other things, the merger (the "Merger") of Acquisition Sub with and into the Company, with the Company surviving the Merger as a direct, wholly-owned subsidiary of Catheter Technology Group, Inc., parent holding company of Parent ("Holdings") and the stockholders of the Company receiving shares of common stock of Parent in exchange for shares of stock of the Company, in the manner provided in the Reorganization Agreement. As used herein, the term "Reorganization Agreement" shall be deemed to mean and include the Reorganization Agreement and any Plan of Merger executed and delivered in connection therewith. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Reorganization Agreement.

         WHEREAS, upon the consummation of the Merger and in connection therewith, the Stockholder will receive _________ shares of Holdings Common Stock (the "Registrable Stock").

         NOW, THEREFORE, in consideration of the mutual benefits to be derived from the Merger and of the mutual covenants contained in this Agreement, the parties agree as follows:

                  1. AFFILIATE; TRANSFER RESTRICTIONS. The Stockholder may be deemed to be an "affiliate" of the Company within the meaning of Rule 145 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and Accounting Series Release No. 130, as amended, Accounting Series Release No. 135 and Staff Accounting Bulletin No. 76 of the Securities and Exchange Commission (the "SEC"), although nothing contained herein should be construed as an admission thereof. If upon the Effective Date of the Merger, the Stockholder were to be deemed an "affiliate" of Holdings, the Stockholder's ability to sell, exchange, transfer, pledge or otherwise dispose of the Registrable Stock may be restricted unless such transaction is registered under the Securities Act or an exemption from such registration is available. The Stockholder understands that such exemptions are limited and has obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the transfer of such securities of Rules 144 and 145(d) promulgated under the Securities Act.

                  2. REGISTRATION RIGHTS. As to this Section 2 only, Parent, Stockholder and Holdings, as successor issuer to Parent in any registration statement referred to herein, agree as follows:

                  (a) If at any time after the first anniversary of this Agreement, Holdings proposes to file a registration statement to register any of the Holdings Common Stock under the Securities Act (other than in connection with a merger or pursuant to Form S-4 or Form S-8 or other comparable form not available for registering the Registrable Stock for sale to the public), whether such registration is for Holdings own account or the account of others, and provided the managing underwriter for the proposed offering, if any, advises Holdings that the inclusion of the Registrable Stock in such registration statement would not jeopardize the successful marketing of the Holdings Common Stock, in the managing underwriter's exercise of reasonable judgment, then Holdings shall at such time give prompt written notice to the Stockholder of its intention to effect such registration setting forth a description of intended method of distribution and indicating Stockholder's right under such proposed registration, and upon the request of the Stockholder, delivered to Holdings within twenty (20) days after giving such notice (which request shall specify the Registrable Stock intended to be disposed of by the Stockholder), Holdings shall include such Registrable Stock held by the Stockholder and requested to be included in such registration subject to any underwriter's cutback or lock-up.

                                    (i) If, at any time after giving such
written notice of Holdings intention to register any of the Registrable Stock and prior to the effective date of the registration statement filed in connection with such registration, Holdings shall determine for any reason not to file the registration statement wherein the Registrable Stock would be registered or to delay the registration of such Registrable Stock, at its sole election, Holdings may give written notice of such determination to the Stockholder and thereupon shall be relieved of its obligation to register any Registrable Stock issued or issuable in connection with such registration (but not from its obligation to pay registration expenses in connection therewith or to register the Registrable Stock in a subsequent registration); and in the case of a determination to delay a registration, Holdings shall thereupon be permitted to delay registering any Registrable Stock for the same period as the delay in respect of securities being registered for Holdings own account.

                           (ii) The Stockholder shall be permitted to withdraw
all or any part of the Registrable Stock at any time prior to the effective date of such registration.

                           (iii) Holdings shall not be required to include any
of the Registrable Stock in the registration statement relating to an underwritten offering of Holdings securities unless the Stockholder accepts the terms of the underwriting as agreed upon between Holdings and the underwriters selected by it (provided such terms are usual and customary for selling stockholders) and the Stockholder agrees to execute and/or deliver such documents in connection with such registration as Holdings or the managing underwriter may reasonably request.

                           (iv) Holdings may, in its sole discretion and without
the consent of the Stockholder, withdraw such registration statement and abandon the proposed offering in which the Stockholder had requested to participate, but such abandonment shall not preclude subsequent request for registration pursuant to this Section 2.

                  (b) EXPIRATION OF REGISTRATION RIGHTS. The obligations of Holdings to register shares of the Registrable Stock under this Section 2 of this Agreement shall terminate three (3) years after the date of this Agreement, unless such obligations terminate earlier in accordance with the terms of this Agreement.

                  (c) COOPERATION WITH PARENT. The Stockholder will cooperate with Holdings in all respects in connection with this Agreement, including, without limitation, timely supplying all information reasonably requested by Holdings and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Stock.

                  (d) EXPENSES. All expenses incurred by Holdings in complying with the provisions of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of any counsel and independent public accountants for Holdings, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance ("Registration Expenses") shall be borne by Holdings. However, Registration Expenses shall not include expenses of counsel for the Stockholder, any underwriting discounts, selling commissions and underwriter expense reimbursement allowances applicable to the sale of the Registrable Stock ("Selling Expenses"). Holdings will pay all Registration Expenses in connection with each registration of the Registrable Stock pursuant to the provisions of this Agreement. All Selling Expenses in connection with each such registration statement shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than Holdings (except to the extent Parent shall be a seller) as they may agree.

                  (e) INDEMNIFICATION AND CONTRIBUTION.

                           (i) HOLDINGS INDEMNITY. In the event of a
registration of any of the Registrable Stock under the Securities Act pursuant to the provisions of this Agreement, Holdings shall indemnify and hold harmless, to the extent permitted by law, the Stockholder, each underwriter of such Registrable Stock thereunder and each other person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such Stockholder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act pursuant to the provisions of this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Stockholder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, and expense or action; provided that Holdings will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon: (A) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; or (B) the Stockholder's failure to deliver a copy of the final prospectus as then amended or supplemented after Holdings has furnished the Stockholder with a sufficient number of copies of the same, but only if delivery of same is required by law and the same would have cured the defect giving rise to any such loss, claim, damage, liability or expense.

                           (ii) STOCKHOLDER INDEMNITY. In the event of a
registration of any of the Registrable Stock under the Securities Act pursuant to the provisions of this Agreement, the Stockholder will indemnify and hold harmless Holdings, each person, if any, who controls Holdings within the meaning of the Securities Act, each officer of Holdings who signs the registration statement, each director of Holdings, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses, joint or several, to which Holdings or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement under which such Registrable Stock was registered under the Securities Act pursuant to the provisions of this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Holdings and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damages, liability, expense or action; provided that such Stockholder will be liable hereunder in an amount not to exceed the net proceeds received by such seller in the sale of its Registrable Stock pursuant to such registration statement and, in any such case, if and only to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Stockholder furnished in writing to Holdings by such Stockholder specifically for use in such registration statement or prospectus.

                           (iii) NOTICE; RIGHT TO DEFEND. Promptly after receipt
by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party, in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any such liability and shall only relieve it from any liability which it may have to such indemnified party if such indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party under this subsection 2(e) to such effect, the indemnifying party shall not be liable for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                           (iv) CONTRIBUTION. In order to provide for just and
equitable contribution to joint liability under the Securities Act in any case in which either: (A) the Stockholder of Registrable Stock exercising rights under this Agreement, or any controlling person of the Stockholder, makes a claim for indemnification pursuant to this subsection 2(e) but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this subsection 2(e) provides for indemnification in such case; or (B) contribution under the Securities Act may be required on the part of the Stockholder or any such controlling person in circumstances for which indemnification is provided under this subsection 2(e), then, and in each such case, Holdings and the Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Stockholder is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement (in an amount in any case not to exceed the net proceeds received by such Stockholder in the sale of its Registrable Stock pursuant to such registration statement), and Holdings is responsible for the remaining portion; provided that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         3. RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS. The Stockholder understands and agrees that it is intended that the Merger will be treated as a "reorganization" for federal income tax purposes. The Stockholder has been informed that the treatment of the Merger as a reorganization for federal income tax purposes requires that a sufficient number of former Stockholders of the Company maintain a meaningful continuing equity ownership interest in Holdings after the Merger. The Stockholder understands that the representations, warranties and covenants of the Stockholder set forth herein will be relied upon by Holdings, Parent, the Company and their respective counsel and accounting firms.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. The Stockholder represents, warrants and covenants as follows:

                  (a) The Stockholder has full power and authority to execute this Agreement, to make the representations, warranties and covenants herein contained and to perform the Stockholder's obligations hereunder.

                  (b) APPENDIX A attached hereto sets forth all shares of Company Common Stock owned by the Stockholder, including all Company Common Stock as to which the Stockholder has sole or shared voting or investment power and all rights, options and warrants to acquire Company Common Stock owned or held by the Stockholder.

                  (c) The Stockholder has, and as of the Effective Time will have, no plan or intent to engage in a sale, exchange, transfer, pledge, disposition (including a distribution by a partnership to its partners or a corporation to its shareholders) or any other transaction that would result in a reduction in the risk of ownership (collectively, a "Sale") with respect to any of the Registrable Stock, or any securities that may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor. The Stockholder is not aware of, or participating in, any plan or intent on the part of the Company's stockholders (a "Plan") to engage in a Sale of Parent Common Stock to be issued in the Merger such that the aggregate fair market value, as of the effective time of the Merger (the "Effective Time"), of the shares subject to such Sale would exceed fifty percent (50%) of the aggregate fair market value of all outstanding shares of the common stock, $.10 par value, of the Company immediately prior to the Merger (collectively, the "Outstanding Company Shares"). A Sale of Holdings Common Stock shall be considered to have occurred pursuant to a Plan if, among other things, such Sale occurs in a transaction that is in contemplation of, or related or pursuant to, the Merger or the Reorganization Agreement (a "Related Transaction"). In addition, Outstanding Company Shares: (i) exchanged in the Merger for cash in lieu of fractional shares of Holdings Common Stock; or (ii) with respect to which a Sale occurs in a Related Transaction prior to the Effective Time shall be considered to be Outstanding Company Shares that are exchanged for Holdings Common Stock and that are disposed of pursuant to a Plan. If any of the Stockholder's representations and warranties in this subsection 4(c) cease to be true at any time prior to the Effective Time of the Merger, the Stockholder will deliver to each of the Company and Holdings, prior to the Effective Time of the Merger, a written statement to that effect, signed by the Stockholder.

                  (d) The Stockholder shall not offer, sell, exchange, transfer, pledge or otherwise dispose of any of the Registrable Stock, or any securities that may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities of Holdings being herein sometimes collectively referred to as "Restricted Securities"), or any option, right or other interest with respect to any Restricted Securities unless at such time either:

                           (i) such transaction shall be permitted pursuant to
the provisions of Rule 145(d) promulgated under the Securities Act;

                           (ii) counsel representing the Stockholder,
satisfactory to Holdings, shall have advised Holdings in a written opinion letter satisfactory to Holdings, that no registration under the Securities Act is required in connection with the proposed transaction;

                           (iii) a registration statement under the Securities
Act covering the Registrable Stock proposed to be sold, exchanged, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer, exchange or other disposition, and containing a current prospectus, shall have been filed with the SEC and become effective under the Securities Act; or

                           (iv) an authorized representative of the SEC shall
have rendered written advice to the Stockholder (sought in writing by the Stockholder or counsel to the Stockholder, with copies thereof and of all other related communications delivered to Holdings) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SBC take action, with respect to the proposed sale, transfer or other disposition of such Registrable Stock if consummated.

                  (e) The Stockholder understands and agrees that all certificates representing the Registrable Stock owned by the Stockholder and any certificates subsequently issued with respect thereto or in substitution therefor shall, unless one or more of the alternative conditions set forth in clauses (i) through (iv) of subsection (d) of this Section 4 shall have been satisfied, bear a legend substantially in the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, EXCHANGED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND OTHER CONDITIONS SPECIFIED IN THE COMPANY AFFILIATE AGREEMENT DATED AS OF _______________________, 1998, BETWEEN CARDIAC CONTROL SYSTEMS, INC. AND THE HOLDER OF THIS CERTIFICATE, A COPY OF WHICH MAY BE INSPECTED BY THE HOLDER OF THIS CERTIFICATE AT THE OFFICES OF CARDIAC CONTROL SYSTEMS, INC., OR WHICH WILL BE FURNISHED BY CARDIAC CONTROL SYSTEMS, INC., WITHOUT

         CHARGE, TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST."

                  (f) The Stockholder also understands and agrees that Holdings, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to certificates for the Registrable Stock owned by the Stockholder but not as to certificates for such Registrable Stock as to which the legend set forth in subsection (e) of this Section 4 is no longer required because one or more of the alternative conditions set forth in clauses (i) through (iv) of subsection (d) of this Section 4 shall have been satisfied. Holdings agrees that, upon the request of the Stockholder, it shall remove such legend when one or more of such alternative conditions shall have been satisfied.

                  (g) The Stockholder shall observe and comply with the Securities Act and the rules and regulations promulgated by the SEC thereunder as now in effect or hereafter enacted or promulgated, and as from time to time amended, in connection with any offer, sale, exchange, transfer, pledge or other disposition of the Registrable Stock beneficially owned by the Stockholder.

         5. REPORTS. From and after the Effective Time (as defined in the Reorganization Agreement) and for so long as necessary in order to permit the Stockholder to sell the Registrable Stock pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Securities Act, Holdings shall use reasonable efforts to file on a timely basis all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, referred to in paragraph (c)(1) of Rule 144 promulgated by the SEC under the Securities Act (or, if applicable, Holdings shall use reasonable efforts to make publicly available the information regarding itself referred to in paragraph
(c)(2) of Rule 144), in order to permit the Stockholder to sell, pursuant to the terms and conditions of Rule 145 and the applicable provisions of Rule 144, the Registrable Stock beneficially owned by the Stockholder. Upon the request of the Stockholder, the Holdings shall deliver to the Stockholder a written statement as to whether it has complied with such requirement.

         6. WAIVER. No waiver by any party of any condition or of any breach of any provision of this Agreement shall be effective unless in writing.

         7. NOTICES. All notices and other communications pursuant to this Agreement shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a) if to Parent or Holdings, to:

                          Cardiac Control Systems, Inc.
                          3 Commerce Boulevard
                          Palm Coast, Florida  32164
                          Attention:  Alan J. Rabin
                          Telephone: 800-227-7223
                          Telecopier: 904-445-7226

                  with a copy to:

                          Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A. 111 North Orange Avenue
                          20th Floor
                          Orlando, Florida 32801
                          Attention: Randolph H. Fields, Esq.

                  (b) if to the Stockholder, to the address set forth below the Stockholder's signature on the last page of this Agreement.

All such notices and other communications shall be deemed to have been received:
(a) in the case of personal delivery, on the date of such delivery; (b) in the case of a telecopy, when the party receiving such telecopy shall have confirmed receipt of the communication; (c) in the case of delivery by nationally-recognized, overnight courier, on the Business Day (as defined in the Reorganization Agreement) following dispatch; and (d) in the case of mailing, on the third Business Day following such mailing.

         8. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective at the Effective Time. In the event that the Reorganization Agreement shall be terminated, and the Merger shall be abandoned, in accordance with Section 11.1 of the Reorganization Agreement, this Agreement shall simultaneously therewith cease and terminate and be of no further force or effect and no party hereunder shall have any rights or obligations of any nature whatsoever hereunder.

         9. ENTIRE AGREEMENT. This Agreement, the Reorganization Agreement, the Exhibits thereto and any other document delivered in connection therewith contain the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations and understandings, oral or written, between the parties with respect to the subject matter hereof.

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         11. SUCCESSORS AND ASSIGNS. This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties and their respective successors and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees and personal and other representatives.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed therein.

         13. ATTORNEY'S FEES. In the event of any legal action or proceeding to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

         14. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

         15. THIRD PARTY RELIANCE. Counsel to and accountants for the parties shall be entitled to rely upon this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Company Affiliate Agreement to be executed and delivered as of the date first above written.

                                                   CARDIAC CONTROL SYSTEMS, INC.

                                                   By:
                                                      --------------------------
                                                       Alan J. Rabin
                                                       President

                                                        STOCKHOLDER

                                                         -----------------------
                                                              (Signature)

                                                         -----------------------
                                                              (Print Name)

                                                         -----------------------
                                                              (Print Title)*

                                                         -----------------------
                                                        (Print Name of Company)*

                                                         -----------------------

                                                         -----------------------
                                                             (Print Address)

                                  APPENDIX "A"

Number of Shares of Company Common Stock Owned ____________

                                 EXHIBIT 6.16(b)

                                CONDITIONAL NOTE

$1,000,000                                                       _________, 1998
                                                                 _______________


A.       GENERAL; TERMS OF PAYMENT

         1. FOR VALUE RECEIVED, CATHETER TECHNOLOGY GROUP, INC., with an address at 3 Commerce Boulevard, Palm Coast, Florida 37404 (the "Maker"), hereby promises to pay on a conditional basis as hereinafter set forth to the order of THE T PARTNERSHIP, a New Jersey limited liability partnership (the "Payee"), with an address at c/o Abraham Nechemie, Wiss & Co., 354 Eisenhower Parkway, Livingston, New Jersey 07039, or at such other place as may be designated by the Payee in writing, the principal sum of ONE MILLION ($1,000,000) DOLLARS, together with interest thereon, (the "Loan"). All principal and interest due with respect to the Loan and all additional amounts due hereunder are hereinafter designated the "Obligations".

         The principal amount due hereunder and interest thereon shall only be due in the event of a Payment Event or Event of Default as hereafter set forth. Interest on the unpaid principal amount of the Loan, computed on the basis of a 360-day year, shall accrue at the rate of nine (9%) percent per annum.

         This Conditional Promissory Note is delivered with the issuance to Payee of 1000 shares of Series A Preferred Stock of Electro-Catheter Corporation ("EC"). The preferences afforded such stock are as set forth on Exhibit A annexed ("Designation"). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Designation.

         2. CREDIT OF PAYMENTS; TERMINATION. Any amount received by Payee as a dividend under Section 2 of the Designation or as a Preferred Liquidation Payment under Section 3 of the Designation shall be credited as a payment made by Maker to Payee for purposes of this Conditional Promissory Note as and when such dividend and/or distribution is received by Payee. This Conditional Promissory Note shall be deemed paid in full in the event Payee shall exercise its conversion right pursuant to Section 4 of the Designation, or in the event EC shall exercise its redemption right pursuant to Section 3(c) of the Designation.

         3. OPTIONAL PREPAYMENT. Maker shall have the right to prepay this Conditional Promissory Note in whole at any time or in part from time to time, provided that on each prepayment Maker shall pay accrued interest on the principal amount so prepaid to the date of such prepayment. Any such prepayment shall further be credited toward the obligations of EC to Maker under Section 3 of the Designation.

         4. PAYMENT EVENT. Maker shall make mandatory prepayments (the "Mandatory Prepayment") of any accrued and unpaid interest at such time and to the extent Maker shall have funds legally available such that Maker would be in a position to make annual dividends to its shareholders, such Mandatory Prepayment to be paid in cash on the first day of January in each year commencing on the first Preferred Dividend Payment Date after the first issuance of the Series A Preferred Stock. Any such Mandatory Prepayment, when made, shall be credited toward EC's dividend obligations under Section 2 of the Designation.

         5. MANNER OF PAYMENT. All payments on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds.

         6. DEFAULT RATE OF INTEREST. After an Event of Default (as defined below), all obligations due hereunder shall bear interest at the rate of fourteen percent (14%) per annum.

B.       DEFAULT

The Obligations shall, at the option of the Payee hereof become immediately due and payable, without further notice or demand, upon the happening of any one or more of the following specified events (each an "Event of Default"):

                  (a) Maker shall fail to pay when due any amount of principal or any amount of interest, any Mandatory Prepayment or any fee, charge, expense or any other payment due hereunder;

                  (b) Proceedings in bankruptcy, or for reorganization of or for the readjustment of debts, under the Bankruptcy Code, as amended, or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by or against Maker or EC and if commenced against Maker or EC shall not be stayed or discharged within sixty (60) days of commencement;

                  (c) A receiver or trustee shall be appointed for Maker or EC or any substantial part of either's assets, and such receiver or trustee shall not be discharged within sixty (60) days of their commencement.

                  (d) Maker or EC shall discontinue business or materially change the nature of its business, or any proceedings shall be instituted for the dissolution of the full or partial liquidation of Maker or EC; .

                  (e) Maker or EC shall sell substantially all of its assets other than in the ordinary course of business;

                  (f) EC shall cease to be wholly owned by Maker;

                  (g) EC shall be in default of any of its obligations to Payee under the Designation, or Maker shall be in default of its obligations to Payee under its Promissory Note given to Payee of even date herewith;

                  (h) There shall occur an event described in Subsection 3(a) of the Designation.

         Payment of the foregoing sums may be recovered in whole or in part at any time by one or more of the remedies provided to Payee in this Conditional Promissory Note, or otherwise available under applicable law, and in such cases Payee reasonable attorneys' fees for collection. Any such payment or remedy hereunder shall be credited toward EC's obligations under Section 3 of the Designation (in the case of a principal payment) and Section 2 of the Designation (in the case of the interest payment).

C.       MISCELLANEOUS

         1. NO WAIVER: RIGHTS AND REMEDIES CUMULATIVE. No failure on the part of the Payee to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Payee of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law, and by any other agreement between Maker and Payee.

         2. COSTS AND EXPENSES. Maker shall reimburse the Payee for all costs and expenses, including reasonable attorneys' fees, incurred in connection with the enforcement of the Payee's rights hereunder.

         3. AMENDMENTS. No amendment, modification or waiver of any provision of this Conditional Promissory Note nor consent to any departure by Maker therefrom shall be effective unless the same shall be in writing and signed by the Payee and then such waiver or consent shall be effective only in the specified instance and for the specified purpose for which given.

         4. CONSTRUCTION; CONSENT TO JURISDICTION. Maker consents to the personal jurisdiction of the Federal or State courts located in the State of New Jersey if suit is filed to enforce, interpret or construe this Conditional
                                      A-71

Promissory Note. This Conditional Promissory Note shall be deemed to be a contract made under the laws of the State of New Jersey and shall be construed in accordance with the laws of said State.

         5. SUCCESSORS AND ASSIGNS. This Conditional Promissory Note shall be binding upon Maker and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and assigns, including subsequent holders hereof.

         6. SEVERABILITY. The provisions of this Conditional Promissory Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Conditional Promissory Note in any jurisdiction.

         7. WAIVER OF NOTICE, ETC. Maker hereby waives and releases all errors, defects and imperfections in any proceeding instituted by Payee under the terms of this Conditional Promissory Note, as well as all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any property that may be levied pursuant to a judgment obtained by virtue hereof, or any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

         Maker and any endorsers, sureties and guarantors of this Conditional Promissory Note hereby, jointly and severally waive presentment for payment, demand, protest, notice of protest, and for dishonor and non-payment of this Conditional Promissory Note, and consent that Payee may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Conditional Promissory Note, and may release, surrender, or exchange any property with respect thereto, at the request of any person liable thereon, and such consent shall not alter or diminish the liability of any person hereunder.

         8. WAIVER OF JURY TRIAL. Maker hereby knowingly, voluntarily and intentionally waives any right to a jury trial in any action, suit or proceeding arising out of or relating to this Conditional Promissory Note.

         IN WITNESS WHEREOF, the Maker has caused this Conditional Promissory Note to be duly executed effective as of the day and year first above written.

                                                CATHETER TECHNOLOGY GROUP, INC.

                                                By: /s/ ALAN J. RABIN
                                                    ---------------------------
                                                        Alan J. Rabin
                                                        President

                                 EXHIBIT 6.16(c)

                             SECURED PROMISSORY NOTE

$______________                                                   ________, 1998
                                                                  ______________


         FOR VALUE RECEIVED, the undersigned, Catheter Technology Group, Inc., a Delaware corporation (the "Maker"), hereby promises to pay to The T Partnership, a New Jersey limited liability partnership (the "Payee"), at Payee's principal place of business or such other place as Payee may from time to time designate in writing, the principal amount of __________________________________________________________ Dollars and 00/100
($US __________), together with interest on unpaid principal from time to time outstanding computed from the date of this Note, at the rate provided herein.

         1.       PAYMENTS OF PRINCIPAL AND INTEREST.

                  (a) Commencing on the date of this Note, the unpaid principal balance from time to time outstanding hereunder shall bear interest at the rate of twelve percent (12%) per annum, which interest shall accrue to ________________, 2001 (the "Maturity Date"), at which time the entire amount of unpaid principal and any accrued but unpaid interest shall be paid in full.

                  (b) All accrued interest under the Note shall be due and payable quarterly, on the first business day of each quarter, beginning on _____ 1, 1999.

         2.       PREPAYMENT.

                  The Maker shall have the right to prepay, without premium or penalty, at any time or times after the date hereof, all or any portion of the outstanding principal balance of and/or accrued interest under this Note.

         3.       EVENTS OF DEFAULT.

                  The term "Event of Default", as used herein, shall mean the occurrence and continuation of any one or more of the following events: (a) the failure of Maker to pay in full this Note on the Maturity Date; (b) the adjudication of Maker as a bankrupt or insolvent, or an assignment by Maker for the benefit of creditors; (c) the voluntary, or involuntary, appointment of a receiver, trustee or similar officer for Maker or for any substantial part of its property or business, and which appointment, if involuntary, shall have continued for a period of ninety (90) days; (d) the voluntary, or involuntary, institution of bankruptcy, insolvency, reorganization, arrangement, dissolution, liquidation or similar proceeding relating to the Maker, and which, if involuntary, shall have continued for as period of ninety (90) days; (e) a greater than 50% change of control in the Maker in the event of a merger, consolidation, recapitalization, combination or exchange of shares; or (f) the sale of substantially all assets.

         4.       REMEDIES UPON DEFAULT.

                  (a) The entire unpaid amount of this Note, inclusive of principal and interest, shall become immediately due and payable upon the occurrence of an Event of Default.

                  (b) Notwithstanding the provisions of Section 1 of this Note, from and after the date of an Event of Default, the outstanding principal and accrued and unpaid interest shall together be deemed outstanding principal and the interest on such principal shall be computed at the rate of fifteen percent (15%) per annum, which interest shall be payable monthly commencing on the first day of the calendar month following the date of an Event of Default, and continuing thereafter until the outstanding principal balance and any accrued and unpaid interest is paid in full.

         5.       GOVERNING LAW.

                  This Note shall be governed by and construed in accordance with the laws of the State of Florida.

         6.       SECURITY.

                  The payment of this Note will be secured by a security agreement and UCC-1 financing statement, of even date herewith, providing for a first priority interest in all inventory and equipment of Electro-Catheter Corporation ("Electro"), a wholly-owned subsidiary of Maker, located at its principal place of business in Raway, New Jersey and up to $500,000 worth of inventory and equipment of Maker located at Maker's principal place of business in Palm Coast, Florida.

                                                 CATHETER TECHNOLOGY GROUP, INC.

                                                 By:
                                                    ----------------------------
                                                         Alan J. Rabin
                                                         President

                                  SCHEDULE 5.2

                            AFFILIATES OF THE COMPANY

1.    The T. Partnership

2.    Bruce Paul

3.    Ervin Schoenblum

4.    Abraham H. Nechemie

5.    Lee W. Affonso

6.    Joseph P. Macaluso

                                                                     APPENDIX A1

             FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

         THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into as of this 5th day of May 1998, by and among CARDIAC CONTROL SYSTEMS, INC., a Delaware corporation ("Parent"), CCS SUBSIDIARY, INC., a New Jersey corporation and wholly-owned subsidiary of Parent ("Acquisition Sub"), and ELECTRO-CATHETER CORPORATION, a New Jersey corporation (`Company").

                                R E C I T A L S:

         WHEREAS, Parent, Acquisition Sub and the Company entered into that certain Agreement and Plan of Reorganization dated as of January 20, 1998 (the "Reorganization Agreement"; terms used herein and as otherwise defined shall have the meanings given to them in the Reorganization Agreement); and

         WHEREAS, the parties desire to remove the ability to waive certain conditions to the Closing and the consummation of the Merger; and

         WHEREAS, due to changes in market conditions the parties desire to change the Exchange Ratio; and

         WHEREAS, Parent desires to reorganize through a holding company structure pursuant to Section 251(g) of the General Corporation Law of the State of Delaware, whereby Parent would form a direct, wholly-owned subsidiary ("Holdings"), which will form a direct, wholly-owned subsidiary ("Holdings Merger Sub"), whereby Merger Sub will merge with and into Parent so that Parent will become a direct, wholly-owned subsidiary of Holdings; and

         WHEREAS, in order to obtain the required financing for the Merger, the Company shall issue approximately 2,500,000 shares of Common Stock to prospective investors immediately prior to the Effective Time of the Merger and such shares of the Company Common Stock will be exchanged for shares of Holdings common stock at the same ratio as all other shares of the Company Common Stock are exchanged for shares of Holdings common stock (the "Financing Shares"); and

         WHEREAS, the Company shareholders shall no longer exchange their issued and outstanding shares of Common Stock for shares of Parent Common Stock, but instead shall exchange such shares for shares of Holdings common stock at an applicable ratio which shall result in the Company shareholders holding approximately 71% of the issued and outstanding shares of Holdings common stock other than the Financing Shares (the "Non-Financing Shares"), and the shareholders of Parent will hold the remaining approximately 29% of the issued and outstanding shares of Holdings Common Stock other than the Financing Shares; and

         WHEREAS, subsequent to the Effective Time of the Merger, Holdings will effectuate a reverse stock split at a 1 for 5 ratio whereby the number of Non-Financing Shares will be reduced to approximately 1.8 million, and the number of Financing Shares will be reduced to approximately 500,000; and

         WHEREAS, all Company Options, Company Warrants and conversion rights:
(1) shall be converted into options, warrants and conversion rights for shares of Holdings common stock and will be added to the capital structure of Holdings;
(2) shall be adjusted in regards to the number and exercise price in accordance to the same exchange ratio as the Company's Common Stock; (3) shall be subject to the same reverse stock split ratio as the Holdings common stock; and (4) are not included in the Company shareholders' 71% interest in shares of Holdings outstanding common stock; and

                                      A1-1

         WHEREAS, the parties hereby agree to amend the Reorganization Agreement to effectuate the foregoing in accordance with the terms set forth herein below.

         NOW, THEREFORE, for the reasons set forth hereinbelow, and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. The first paragraph on the first page shall be deleted in its entirety and replaced with the following:

                           The Boards of Directors of Parent, Acquisition Sub
                  and the Company have each duly approved and adopted this Agreement and Plan of Reorganization (this "Agreement"), the plan of merger (the "Plan of Merger") and the proposed merger of Acquisition Sub with and into the Company in accordance with this Agreement, the Plan of Merger and the New Jersey Business Corporation Act (the "New Jersey Statute"), whereby, among other things, the issued and outstanding shares of common stock, $.10 par value, of the Company (the "Company Common Stock"), will be exchanged and converted into shares of common stock, $.10 par value, of a to be organized parent holding company of Parent ("Holdings") (the "Holdings Common Stock") in the manner set forth in Article II hereof and in the Plan of Merger, upon the terms and subject to the conditions set forth in this Agreement and the Plan of Merger.

         2. Subsection 2.1(b)(iii) shall be deleted in its entirety and replaced with the following:

                           owned by Holdings or any subsidiary of Holdings,
                  shall be cancelled and no Holdings Common Stock or other consideration shall be delivered in exchange therefore.

         3. Subsection 2.1(c) shall be deleted in its entirety and replaced with the following:

                           Subject to Section 2.2, each share of Company Common
                  Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled pursuant to Section 2.1(b)) shall be deemed cancelled and converted into and shall represent the right to receive one share of Holdings Common Stock in accordance with Section 2.2. For convenience of reference, the shares of Holdings Common Stock to be issued upon the exchange and conversion of Company Common Stock in accordance with this Section 2.1(c) are sometimes hereinafter collectively referred to as the "Merger Shares".

         4.     Subsection 2.1(d) shall be deleted in its entirety.

         5. For purposes of Sections 2.2(a) - (g), 3.4(ii), 4.4(ii), 5.2, 6.5
and 6.16, all references to the defined phrase Parent Common Stock shall be deleted in their entirety and replaced with the phrase Holdings Common Stock.

         6. For purposes of Sections 2.2(a) - (g), 3.4(ii), 4.4(ii), 5.2 and 6.16, all references to the defined word Parent shall be deleted in their entirety and replaced with the word Holdings.

         7. The first sentence of Section 2.3 shall be deleted in its entirety and replaced with the following:

                           At the Effective Time, each of the Company's then
                  outstanding Company Warrants, Company Options and conversion rights (whether or not exercisable at the Effective Time) by virtue of the Merger and without any further action on the part of

                                      A1-2
                  the holder thereof, shall be assumed by Holdings and automatically converted, on the same terms, into a warrant, option or conversion right to purchase a number of shares of Holdings Common Stock (to be registered shares to the extent the option, warrant or conversion right holder is, by the terms of the Company option plan, warrant or conversion right in effect, entitled upon exercise of the option, warrant or conversion right, to receive registered stock) equal to the number of shares of Company Common Stock covered by such Company Warrants, Company Options and conversion rights immediately prior to the Effective Time, at an exercise price per share of Holdings Common Stock equal to the exercise price in effect under such Company Warrants, Company Options or conversion rights immediately prior to the Effective Time.

         8.     The reference to Section 7.8 in the second sentence of Section
6.2 shall be deleted.

         9. Section 6.16 shall be deleted in its entirety and replaced with the following:

                           PREFERRED STOCK; SECURED PROMISSORY NOTE. Holdings
                  and The T Partnership agree that: (a) the designation of Series A Preferred Stock of the Surviving Corporation, which shall be convertible into the shares of Holdings Common Stock at a conversion price equal to the product of 120% multiplied by the price per share of the common stock of Holdings used as the basis for the consideration given (either in the form of issued stock, if any, or warrants, provided the exercise price of the warrant reflects the current market value of common stock, or otherwise) in exchange for any capital raised pursuant to Section 7.7 of this Agreement, shall be as set forth in EXHIBIT 1.4 attached hereto, and such number of shares of Preferred Stock having a liquidation value equal to $1,000,000 of the Company's indebtedness outstanding and due to The T Partnership at the time of the Closing shall be issued in redemption of $1,000,000 of such indebtedness; (b) Holdings shall execute a conditional note for the benefit of The T Partnership in the form set forth in EXHIBIT 6.16(b) attached hereto; and (c) Holdings shall execute a secured promissory note in an amount not to exceed $1,300,000, which amount shall include interest up through Closing on the Company's current indebtedness to The T Partnership, but such amount shall not include any amount described under Section 9.13(b) which shall be payable at Closing, substantially in the form set forth in EXHIBIT 6.16(c) attached hereto.

         10. The introductory phrase under ARTICLE VII shall be deleted in its entirety and replaced with the following:

                           The obligations of each Party to perform this
                  Agreement and the Plan of Merger and to consummate the transactions contemplated hereby and thereby will be subject to the satisfaction of the following conditions:

         11. Section 7.1 shall be deleted in its entirety and replaced with the following:

                           STOCKHOLDER APPROVAL. This Agreement, the Plan of
                  Merger and the Merger shall have been approved and adopted by at least two-thirds (2/3) of the outstanding shares voting of the Company Common Stock.

                                      A1-3

         12. Section 7.6 shall be deleted in its entirety and replaced with the following:

                           BID PRICE RATIO. The ratio of the closing bid price
                  of a share of Parent Common Stock to a share of Company Common Stock shall not be greater than 2.00 nor less than .50 based on the average of closing bid prices for any ten (10) day period ending on and including the second NASDAQ trading day immediately preceding the Closing Date and rounding the result of such average to the nearest 1/100ths.

         13. Section 7.8 shall be inserted and read as follows:

                           HOLDING COMPANY REORGANIZATION. Immediately prior to
                  the Effective Time, Parent shall reorganize through a holding company structure pursuant to Section 251(g) of the General Corporation Law of the State of Delaware and an Agreement of Merger substantially in the form of EXHIBIT 7.8 attached hereto, whereby Parent would form a direct, wholly-owned Delaware subsidiary, which will also form a direct, wholly-owned Delaware subsidiary ("Holdings Merger Sub") whereby Holdings Merger Sub will merge with and into Parent so that Parent will become a direct, wholly-owned subsidiary of Holdings.

         14. Introductory phrase to ARTICLE VIII shall be deleted in its entirety and replaced with the following:

                           The obligations of Parent to perform this Agreement
                  and to consummate the transactions contemplated hereby and of Acquisition Sub to perform this Agreement and the Plan of Merger and to consummate the transactions contemplated hereby and thereby will be subject to the satisfaction of the following conditions, unless waived by Parent and Acquisition Sub; PROVIDED, HOWEVER, only non-material approvals may be waived under Section 8.8 by Parent and Acquisition Sub:

         15. The introductory phrase to ARTICLE IX shall be deleted in its entirety and replaced with the following:

                           The obligations of the Company to perform this
                  Agreement and the Plan of Merger and to consummate the transactions contemplated hereby and thereby will be subject to the satisfaction of the following conditions, unless waived by the Company; PROVIDED, HOWEVER, Sections 9.6, and 9.9 through 9.13 may not be waived by the Company, except any non-material approvals under Section 9.9 may be waived by the
                  Company:

         16. Section 9.10 shall be deleted in its entirety and replaced with the following:

                           APPOINTMENT OF DIRECTORS The Board of Directors of
                  Holdings shall have taken such action as shall be necessary to expand the size of Holdings' Board of Directors and to appoint Ervin Schoenblum and Abraham Nechemie as directors of Holdings to serve on Holdings' Board of Directors until the next annual meeting of the stockholders of Holdings. Holdings shall continue to nominate such individuals at the next three (3) successive annual meetings of the stockholders immediately following the next annual meeting of the stockholders in the same manner and on equal standing as other director nominees comprising management's slate.

                                      A1-4

         17. Section 9.13 shall be deleted in its entirety and replaced with the following:

                           COMPANY INDEBTEDNESS. Provisions shall have been made
                  for payment at Closing of indebtedness of the Company: (a) which is due at Closing to SSSG for reasonable attorneys' fees and expenses; and (b) which may be incurred subsequent to May 1, 1998 in an amount of $100,000, or any greater amount as agreed to by the Company and Parent in writing, for the purpose of operating capital pending completion of the Merger, and owed to The T Partnership.

         18. The date set forth in Sections 11.1(b)(i) and 11.1(c) shall be changed from May 1, 1998 to August 14, 1998.

         19. The Section reference set forth in the proviso of the second sentence in Section 11.2 shall be changed from 10.1(d) to 10.1(b).

         20. The following shall be inserted after the first sentence of
Section 12.6:

                           Without limiting the foregoing, the rights and
                  obligations of Parent under this Agreement shall be binding upon and inure to the benefit of Holdings.

         21. Notwithstanding any provision in the Reorganization Agreement to the contrary, each of Parent and the Company may take such actions as shall allow each of them to secure interim financing in an amount not to exceed $600,000 to be used for operating capital pending completion of the transactions contemplated under the Reorganization Agreement; PROVIDED, HOWEVER, that, prior to consummating such financing arrangement, the material terms thereof are disclosed to the other party and such terms are reasonably acceptable to the other party, except that the issuance of convertible debt securities by Parent in the amount of $580,000 with an effective conversion price per share of not less than $.30, or on terms more favorable than those specified, are hereby acceptable to the Company and such a financing arrangement may be consummated by Parent without further disclosure or consent. No action on the part of either party in securing financing contemplated by this Agreement and in accordance herewith shall result in a breach of the Reorganization Agreement or constitute default under such Reorganization Agreement and each party hereby consents to such actions by the other party. Parent and the Company shall cause each of their respective Disclosure Schedules to be amended to reflect any such interim financing that they may obtain in accordance with this Agreement.

         22. Sections 3.8 and 3.14 of the Company Disclosure Schedule shall be amended to reflect the settlement of the Ternyila Judgment.

         23. All Exhibits and the Glossary to the Reorganization Agreement shall be amended to reflect the amendments to the Reorganization Agreement set forth herein.

         24. Except to the extent amended hereby, all terms, provisions and conditions of the Reorganization Agreement shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.


                                      A1-5

         IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to Agreement and Plan of Reorganization to be executed on its behalf as of the day and year first above written.

CARDIAC CONTROL SYSTEMS, INC.

By: /s/ ALAN J. RABIN
    ---------------------------
        Alan J. Rabin
        President

CCS SUBSIDIARY, INC.

By: /s/ ALAN J. RABIN
    ---------------------------
        Alan J. Rabin
        President

ELECTRO-CATHETER CORPORATION

By: /s/ ERVIN SCHOENBLUM
    ---------------------------
        Ervin Schoenblum
        Acting President

         The T Partnership hereby executes this Agreement for the limited and sole purpose amending its obligations under Section 6.16 of the Reorganization Agreement as set forth in Section 9 above.

                             THE T PARTNERSHIP, LLP

                                            By: /s/ ABRAHAM H. NECHEMIE
                                                -------------------------------
                                            Name:   Abraham H. Nechemie
                                                  -----------------------------
                                            Its     Partner
                                                -------------------------------

                                      A1-6

                                                                     APPENDIX A2

            SECOND AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

         THIS SECOND AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into as of this 7th day of August, 1998, by and among CARDIAC CONTROL SYSTEMS, INC., a Delaware corporation ("Parent"), CCS SUBSIDIARY, INC., a New Jersey corporation and wholly-owned subsidiary of Parent ("Acquisition Sub"), and ELECTRO-CATHETER CORPORATION, a New Jersey corporation (`Company").

                                R E C I T A L S:

         WHEREAS, Parent, Acquisition Sub and the Company entered into that certain Agreement and Plan of Reorganization dated as of January 20, 1998, as amended by a First Amendment to Agreement and Plan of Reorganization dated May 5, 1998 (the "First Amendment")(collectively, the "Reorganization Agreement"; terms used herein and as otherwise defined shall have the meanings given to them in the Reorganization Agreement); and

         WHEREAS, the parties have made certain determinations relative to the structuring and financing of the transactions contemplated under the Reorganization Agreement; and

         WHEREAS, the parties believe it to be advisable to amend the Reorganization Agreement in order to clarify and correct certain aspects thereof to reflect such determinations.

         NOW, THEREFORE, for the reasons set forth hereinbelow, and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Reorganization Agreement as follows:

         1. The fifth, sixth, seventh and eight paragraphs of the recitals of the First Amendment shall be deleted in their entirety and replaced with the following:

                           WHEREAS, prior to the Effective Time of the Merger,
                  Parent will effectuate a reverse stock split at a 1 for 5 ratio; and

         2. Section 1.6 shall be deleted in its entirety and replaced with the following:

                           TAX-FREE REORGANIZATION. For Federal income tax
                  purposes, the parties intend that the Merger be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         3. Subsection 2.1(c) shall be deleted in its entirety and replaced with the following:

                           Subject to Section 2.2, each share of Company Common
                  Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled pursuant to Section 2.1(b)) shall be deemed cancelled and converted into and shall represent the right to receive one-fifth of a share of Holdings Common Stock in accordance with Section 2.2. For convenience of reference, the shares of Holdings Common Stock to be issued upon the exchange and conversion of Company Common Stock in accordance with this Section 2.1(c) are sometimes hereinafter collectively referred to as the "Merger Shares".

                                      A2-1

         4. The first sentence of Section 2.3 shall be deleted in its entirety and replaced with the following:

                  At the Effective Time, each of the Company's then outstanding Company Warrants, Company Options and conversion rights (whether or not exercisable at the Effective Time) by virtue of the Merger and without any further action on the part of any holder thereof, shall be assumed by Holdings and automatically converted, on the same terms, into a warrant, option or conversion right to purchase a number of shares of Holdings Common Stock (to be registered shares to the extent the option, warrant or conversion right holder is, by terms of the Company option plan, warrant or conversion right in effect, entitled upon exercise of the option, warrant or conversion right, to receive registered stock) determined by multiplying the number of shares of Company Common Stock covered by such Company Warrants, Company Options and conversion rights immediately prior to the Effective Time by one-fifth (1/5th) (rounded up to the nearest whole number of shares), at an exercise price per share of Holdings Common Stock equal to the exercise price in effect under such Company Warrants, Company Options or conversion rights immediately prior to the Effective Time divided by one-fifth (1/5th) (rounded up to the nearest cent).

         5. The first sentence of Section 4.3 shall be deleted in its entirety and replaced with the following:

                           The authorized capital stock of Parent consists of
                  30,000,000 shares of common stock, $.10 par value, of Parent (the "Parent Common Stock"), of which 2,648,739 shares are outstanding as of November 30, 1997.

         6. Section 7.1 shall be deleted in its entirety and replaced with the following:

                           STOCKHOLDER APPROVAL. At least two-thirds (2/3) of
                  the votes cast by holders of the outstanding shares of the Company Common Stock present in person or represented by proxy and entitled to vote at a special meeting of the stockholders of the Company shall have approved and adopted the Agreement and the Merger. The affirmative vote of the holders of a majority of the shares of Parent Common Stock present in person or represented by proxy and entitled to vote at a special meeting of the stockholders of Parent shall have: (i) approved a reverse stock split of the Parent Common Stock at a 1 for 5 ratio (the "Reverse Split"); (ii) approved the reorganization of Parent into a holding company structure (the "Restructuring"); and (iii) approved and adopted the Agreement and the Merger.

         7. Section 7.6 shall be deleted in its entirety and replaced with the following:

                           [INTENTIONALLY LEFT BLANK]

         8. Section 7.7 shall be deleted in its entirety and replaced with the following:

                           FINANCING. A minimum of $4,000,000 in financing, in
                  addition to any existing debt obligations of both Parent and the Company, on terms acceptable to both Parent and the Company shall have been secured.

         9. Section 7.8 shall be deleted in its entirety and replaced with the following:

                           HOLDING COMPANY REORGANIZATION. Parent shall have
                  effectuated the Restructuring pursuant to Section 251(g) of the General Corporation Law of the State of Delaware and approved and adopted an Agreement of Merger substantially in the form of EXHIBIT 7.8 attached hereto, whereby Parent shall have

                                      A2-2
                  formed a direct, wholly-owned Delaware subsidiary, which shall also have formed a direct, wholly-owned Delaware subsidiary ("Holdings Merger Sub") which will have merged with and into Parent so that Parent will have become a direct, wholly-owned subsidiary of Holdings.

         10. Section 7.9 shall be inserted and shall read as follows:

                           REVERSE SPLIT. The Parent shall have effectuated the
                  Reverse Split whereby each stockholder shall have received one share of Parent Common Stock for every five shares of Parent Common Stock held by such stockholder prior to the Reverse Split. No fractional shares of Parent Common Stock will be issued in the Reverse Split. In lieu of any such fractional shares, an Exchange Agent shall, on behalf of all holders of such fractional shares, aggregate all such fractional shares and sell the resulting shares of Parent Common Stock for the account of such holders who thereafter shall be entitled to receive, on a pro rata basis, the proceeds of the sale of such shares of Parent Common Stock, without interest thereon.

         11. Section 8.10 shall be inserted and shall read as follows:

                           PARENT INDEBTEDNESS. Provisions shall have been made
                  for payment at Closing of indebtedness of Parent due to GTH for all outstanding reasonable attorneys' fees and expenses incurred in connection with its prior representation of Parent, together with all reasonable attorneys' fees and expenses incurred in connection with its representation of Parent relative to the Reverse Split, the Restructuring, and the Merger.

         12. Section 9.6 shall be deleted in its entirety and replaced with the following:

                           TAX OPINION. The Company shall have received an
                  opinion in form and substance satisfactory to the Company or SSSG, counsel for the Company, to the effect that the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that Holdings, Parent and the Company will each be a party to that reorganization within the meaning of Section 368(b) of the Code. In connection with such opinion, counsel shall be entitled to rely upon certain representations of Parent, Holdings, Acquisition Sub and the Company and certain stockholders of the Company.

         13. Section 9.13 shall be deleted in its entirety and replaced with the following:

                           COMPANY INDEBTEDNESS. Provisions shall have been made
                  for payment at Closing of indebtedness of the Company: (a) which is due at Closing to SSSG for all outstanding reasonable attorneys' fees and expenses incurred in connection with its prior representation of the Company, together with all reasonable attorneys' fees and expenses incurred in connection with its representation of the Company relative to the Merger; and (b) which may be incurred subsequent to May 1, 1998 in an amount of $200,000, or any greater amount as agreed to by the Company and Parent in writing, for the purpose of operating capital pending completion of the Merger, and owed to The T Partnership.

         14. The date set forth in Sections 11.1(b)(i) and 11.1(c) shall be changed from August 14, 1998 to October 31, 1998.

                                      A2-3

         15. Section 12.8 shall be deleted in its entirety and replaced with the following:

                  AMENDMENT, MODIFICATION AND WAIVER. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by Parent and the Company; PROVIDED, HOWEVER, that any party to this Agreement may waive any obligation owed to it by any other party under this Agreement. Notwithstanding the foregoing, no material provision of this Agreement may be altered or otherwise amended, nor may material obligations of either party be waived after this Agreement has been approved and adopted by the respective stockholders of Parent and the Company, without the further approval of such stockholders of such alteration, amendment or waiver. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

         16. Notwithstanding any provision in the Reorganization Agreement to the contrary, each of Parent and the Company may take such actions as shall allow each of them to secure interim financing in an amount not to exceed $900,000 to be used for operating capital pending completion of the transactions contemplated under the Reorganization Agreement; PROVIDED, HOWEVER, that, prior to consummating such financing arrangement, the material terms thereof are disclosed to the other party. No action on the part of either party in securing financing contemplated by this Agreement and in accordance herewith shall result in a breach of the Reorganization Agreement or constitute default under such Reorganization Agreement and each party hereby consents to such actions by the other party. Parent and the Company shall cause each of their respective Disclosure Schedules to be amended to reflect any such interim financing that they may obtain in accordance with this Agreement.

         17. Section 4.12(c) of the Parent Disclosure Schedule shall be amended to reflect execution of a supply agreement entered into with Angeion Corporation which is effective as of September 17, 1997.

         18. All Exhibits and the Glossary to the Reorganization Agreement shall be amended to reflect the amendments to the Reorganization Agreement set forth herein.

         19. Except to the extent amended hereby, all terms, provisions and conditions of the Reorganization Agreement shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.


                                      A2-4

         IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to Agreement and Plan of Reorganization to be executed on its behalf as of the day and year first above written.

CARDIAC CONTROL SYSTEMS, INC.

By: /s/ ALAN J. RABIN
    ---------------------------
        Alan J. Rabin
        President

CCS SUBSIDIARY, INC.

By: /s/ ALAN J. RABIN
    ---------------------------
        Alan J. Rabin
        President

ELECTRO-CATHETER CORPORATION

By: /s/ ERVIN SCHOENBLUM
    ---------------------------
        Ervin Schoenblum
        Acting President


                                      A2-5

                                                                     APPENDIX A3

             THIRD AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

         THIS THIRD AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into as of this 4th day of September, 1998, by and among CARDIAC CONTROL SYSTEMS, INC., a Delaware corporation ("Parent"), CCS SUBSIDIARY, INC., a New Jersey corporation and wholly-owned subsidiary of Parent ("Acquisition Sub"), and ELECTRO-CATHETER CORPORATION, a New Jersey corporation (`Company").

                            R E C I T A L S:

         WHEREAS, Parent, Acquisition Sub and the Company entered into that certain Agreement and Plan of Reorganization dated as of January 20, 1998, as amended by a First Amendment to Agreement and Plan of Reorganization dated May 5, 1998 and a Second Amendment to Agreement and Plan of Reorganization dated August 7, 1998 (collectively, the "Reorganization Agreement"; terms used herein and as otherwise defined shall have the meanings given to them in the Reorganization Agreement); and

         WHEREAS, the parties have made certain determinations relative to the structuring and financing of the transactions contemplated under the Reorganization Agreement; and

         WHEREAS, the parties believe it to be advisable to amend the Reorganization Agreement in order to clarify and correct certain aspects thereof to reflect such determinations.

         NOW, THEREFORE, for the reasons set forth hereinbelow, and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Reorganization Agreement as follows:

         1. Section 7.1 shall be deleted in its entirety and replaced with the following:

                     STOCKHOLDER APPROVAL. At least two-thirds (2/3) of
            the votes cast by holders of the outstanding shares of the Company Common Stock present in person or represented by proxy and entitled to vote at a special meeting of the stockholders of the Company shall have approved and adopted the Agreement and the Merger. The affirmative vote of the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote at a special meeting of the stockholders of Parent shall have: (i) approved a reverse stock split of the Parent Common Stock at a 1 for 5 ratio (the "Reverse Split");
            (ii) approved and adopted an Agreement of Merger and Plan of Reorganization (the "Restructuring Merger Agreement") among Parent, Holdings and a to be organized indirect, wholly-owned subsidiary of Parent ("Holdings Merger Sub) providing for the merger of Holdings Merger Sub with and into Parent (the "Restructuring Merger"); and (iii) ratified, approved and adopted the Agreement and the Merger.

         2. Section 7.8 shall be deleted in its entirety and replaced with the following:

                     HOLDING COMPANY REORGANIZATION. Parent and Holdings
            Merger Sub shall have executed and done all things possible to cause a Certificate of Merger to be filed with the Secretary of State of the State of Delaware, whereby the Restructuring Merger shall be effectuated, at the same time as the Effective Time.

                                      A3-1

         3. The first three words of Section 9.4 shall be changed from "Parent and Acquisition Sub" to "The Company".

         4. In the second line of Section 11.1, the following language shall be inserted between the words "by" and "Parent": "the respective boards of directors and stockholders of".

         5. In the third line of Section 11.1, the following language shall be inserted after the word "Agreement":

                  "and the Merger".

         6. Section 11.1(b)(i) shall be deleted in its entirety.

         7. Section 11.3 shall be inserted and read as follows:

                     AUTOMATIC TERMINATION. This Agreement shall be
            terminated and the merger abandoned, notwithstanding the approval by the respective boards of directors and stockholders of Parent, Acquisition Sub and the Company of this Agreement and the Merger, in the event that the conditions set forth in Article VII hereof shall not have been met by January 31, 1999.

         8. The date set forth in Section 11.1(c) shall be changed from October 31, 1998 to January 31, 1999.

         9. The appropriate sections of Article IV and the Parent Disclosure Schedule shall be amended to reflect execution of a promissory note and issuance of a warrant to GTH, execution of a promissory note in favor of Mirand, Inc., execution of a promissory note and issuance of a warrant to International Holdings, Inc., and an amendment to the Coast Business Credit loan and security agreement and issuance of a warrant in conjunction therewith.

         10. The appropriate sections of Article III and the Company Disclosure Schedule shall be amended to reflect additional borrowings from the T Partnership and recent litigation matters, respectively.

         11. All Exhibits and the Glossary to the Reorganization Agreement shall be amended to reflect the amendments to the Reorganization Agreement set forth herein.

         12. Except to the extent amended hereby, all terms, provisions and conditions of the Reorganization Agreement shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Third Amendment to Agreement and Plan of Reorganization to be executed on its behalf as of the day and year first above written.

CARDIAC CONTROL SYSTEMS, INC.              ELECTRO-CATHETER CORPORATION

By: /s/ ALAN J. RABIN                      By: /s/ ERVIN SCHOENBLUM
   ---------------------------                ----------------------------------
   Alan J. Rabin,    President                Ervin Schoenblum, Acting President

CCS SUBSIDIARY, INC.

By: /s/ ALAN J. RABIN
   ---------------------------
   Alan J. Rabin, President


                                      A3-2

                                                                      APPENDIX B

                 AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

         THIS AGREEMENT OF MERGER AND PLAN OF REORGANIZATION (this "Agreement") dated as of September 23, 1998, by and between Cardiac Control Systems, Inc., a Delaware corporation ("Cardiac"), Catheter Technology Group, Inc., a Delaware corporation ("CTG") and CTG Merger Sub, Inc., a Delaware corporation ("Merger Sub").

         WHEREAS, Cardiac proposes to reorganize its operations into a holding company structure whereby Cardiac will become a direct, wholly-owned subsidiary of CTG (the "Reorganization"); and

         WHEREAS, to reflect the Reorganization, Cardiac will cause CTG to be incorporated as a direct, wholly-owned subsidiary of Cardiac, and Merger Sub to be incorporated as a direct, wholly-owned subsidiary of CTG; and

         WHEREAS, prior to the Reorganization, each of CTG and Merger Sub would have a nominal amount of stock outstanding and would have no assets (other than minimal amounts of cash and cash equivalent representing their initial capitalizations) and would conduct no business operations; and

         WHEREAS, the respective boards of directors of Cardiac, CTG and Merger Sub, and CTG, as sole shareholder of Merger Sub, have duly adopted and approved this Agreement and the merger of Merger Sub with and into Cardiac, pursuant and subject to the terms and conditions of this Agreement and Section 251 of the General Corporation Law of the State of Delaware ("DGCL") whereby, among other things, each issued and outstanding share of common stock, $.10 par value per share, of Cardiac ("Cardiac Common Stock") will be exchanged and converted into the right to receive shares of common stock, $.10 par value per share, of CTG ("CTG Common Stock") in the manner and upon the terms and conditions set forth in Article II of this Agreement.

         NOW, THEREFORE, for the reasons set forth hereinabove, and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                                     GENERAL

         1.1 THE MERGER. In accordance with the provisions of this Agreement and the DGCL, Merger Sub shall be merged with and into Cardiac (the "Merger"), which at and after the Effective Time shall be, and is sometimes herein referred to as, the "Surviving Corporation". Merger Sub and Cardiac are sometimes referred to as the "Constituent Corporations".

         1.2 THE EFFECTIVE TIME OF THE MERGER. This Agreement shall be delivered and filed with the Secretary of State of the State of Delaware by each of the Constituent Corporations on the Closing Date in the manner provided under
Section 103 of the DGCL. The Merger shall become effective (the "Effective Time") upon the filing of the Certificate of Merger (to which this Agreement is an exhibit) with the Secretary of State of the State of Delaware.

         1.3 EFFECT OF MERGER. At the Effective Time the separate existence of Merger Sub shall cease and Merger Sub shall be merged with and into the Surviving Corporation, and the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all of the restrictions, disabilities and duties of each of the Constituent Corporations and shall have such other effects as provided by the DGCL.

         1.4 ARTICLES OF INCORPORATION AND BY-LAWS OF SURVIVING CORPORATION. From and after the Effective Time: (a) the certificate of incorporation (the "Certificate") of Cardiac immediately prior to the Effective Time shall be the Certificate of the Surviving Corporation, except that the Fourth Article shall read in its entirety as set forth in EXHIBIT 1.4 attached hereto and made a part hereof, unless and until altered, amended or repealed as provided in the DGCL or the Certificate; (b) the current amended and restated by-laws of Cardiac shall be the by-laws of the Surviving Corporation, unless and until altered, amended or repealed as provided in the DGCL, the Certificate or such by-laws, as applicable; (c) the sole director of Merger Sub, Alan J. Rabin, and W. Alan Walton and Ervin Schoenblum shall each be a director of the Surviving Corporation, unless and until removed, or until their respective terms of office shall have expired, in accordance with the DGCL, the Certificate or the by-laws of the Surviving Corporation; and (d) the executive officers of Cardiac shall be the officers of the Surviving Corporation, unless and until removed, or until their respective terms of office shall have expired, in accordance with the DGCL, the Certificate or the by-laws of the Surviving Corporation, as applicable.

         1.5 DIRECTORS AND EXECUTIVE OFFICERS OF CTG. From and after the Effective Time: (a) the board of directors of CTG shall be expanded to include the current directors of Cardiac, Ervin Schoenblum, Abraham Nechemie and two designees , one each to be appointed by Cardiac's investment banker and the syndicate formed to facilitate a public offering of CTG Common Stock to occur in conjunction with the Reorganization, unless and until removed, or until their respective terms of office shall expire, in accordance with the DGCL, the Certificate or the by-laws of CTG, as applicable; (c) the executive officers of Cardiac shall be the executive officers of CTG, unless and until removed, or until the respective terms of office shall expire, in accordance with the DGCL, the Certificate or the by-laws of CTG, as applicable.

         1.6 TAKING OF NECESSARY ACTION. Prior to the Effective Time, the parties hereto shall do, or cause to be done all such acts and things as may be necessary or appropriate in order to effectuate the Merger as expeditiously as reasonably practicable in accordance with this Agreement, and the DGCL. In case at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement and to vest in the Surviving Corporation full title to all assets, privileges, etc. of either Constituent Corporations, the officers and directors of such corporations shall take all such lawful and necessary action.

         1.7 TAX-FREE REORGANIZATION. For Federal income tax purposes, the parties intend that the Merger be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE II

                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

         2.1 EFFECT ON CAPITAL STOCK. At the Effective Time, subject and pursuant to the terms and conditions of this Agreement and, by virtue of the Merger and without any action on the part of the Constituent Corporations or the holders of the capital stock of the Constituent Corporations:

                  (a) CAPITAL STOCK OF MERGER SUB. Each issued and outstanding share of common stock, par value of $.10 per share, of Merger Sub shall immediately prior to the Effective Time be deemed cancelled and converted into and shall represent the right to receive one share of common stock, par value of $.10 per share, of the Surviving Corporation.

                  (b) CANCELLATION OF CERTAIN SHARES OF CARDIAC COMMON STOCK. Each share of Cardiac Common Stock that is immediately prior to the Effective
Time: (i) owned by Cardiac as
treasury stock; (ii) owned by any subsidiary of Cardiac; or (iii) owned by CTG or any subsidiary of CTG, shall be cancelled and no CTG Common Stock or other consideration shall be delivered in exchange therefor. As used in this subsection 2.1(b), a "Subsidiary" of any corporation means another corporation an amount of whose voting securities sufficient to elect at least a majority of its board of directors is owned directly or indirectly by such corporation.

                  (c) EXCHANGE RATIO FOR CARDIAC COMMON STOCK. Subject to
Section 2.2, each share of Cardiac Common Stock issued and outstanding at the Effective Time (other than shares cancelled pursuant to Section 2.1(b)) shall be deemed cancelled and converted into the right to receive one share of CTG Common Stock in accordance with Section 2.2. For convenience of reference, the shares of CTG Common Stock to be issued upon the exchange and conversion of Cardiac Common Stock in accordance with this Section 2.1(c) are sometimes hereinafter collectively referred to as the "Merger Shares".

         2.2      EXCHANGE OF CERTIFICATES.

                  (a) PROCEDURE FOR EXCHANGE. Prior to the Closing Date, CTG shall select an exchange agent (the "Exchange Agent") reasonably satisfactory to Cardiac to act in such capacity in connection with the Merger. As of the Effective Time, CTG shall deposit with the Exchange Agent, for the benefit of the holders of shares of Cardiac Common Stock (the "Stockholders"), for exchange in accordance with this Article II, certificates representing the shares of CTG Common Stock contemplated to be issued as Merger Shares (which shares of CTG Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund"). As soon as practicable after the Effective Time but in no event later than twenty (20) business days after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately before the Effective Time represented issued and outstanding shares of Cardiac Common Stock (collectively, the "Old Certificates"): (i) a letter of transmittal advising such holders of the terms of the exchange effected by the Merger (and specifying how delivery shall be effected, and risk of loss and title to the Old Certificates shall pass, only upon delivery of the Old Certificates to the Exchange Agent and shall be in such form and have such other provisions as CTG may reasonably specify); and (ii) instructions for use in effecting the surrender of Old Certificates in exchange for certificates representing Merger Shares. Upon surrender of an Old Certificate for cancellation to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent, the holder of such Old Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of CTG Common Stock which such holder has the right to receive pursuant to the provisions of this Article II and the Old Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of Cardiac Common Stock which are not registered on the transfer records of Cardiac, it shall be a condition of the exchange thereof that the Old Certificate representing such Cardiac Common Stock is presented to the Exchange Agent properly endorsed and otherwise in proper form for transfer and accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2(a), each Old Certificate shall be deemed, on and after the Effective Time, to represent only the right to receive upon such surrender the certificate representing shares of CTG Common Stock and cash in lieu of fractional shares (as hereinafter provided) of CTG Common Stock as contemplated by this Article II.

                  (b) DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED
CERTIFICATES. No dividends or other distributions declared or made after the Effective Time with respect to CTG Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Old Certificate with respect to the shares of CTG Common Stock represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(d) until the holder of record of such Old Certificate shall surrender such Old Certificate. Subject to the effect of applicable laws, following surrender of any such Old Certificate, there shall be paid to the record holder of the certificates representing whole shares of CTG Common Stock issued in exchange therefor, without interest: (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of CTG Common Stock to which such holder is entitled pursuant to Section 2.2(d) and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of CTG Common Stock; and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of CTG Common Stock.

                  (c) NO FURTHER OWNERSHIP RIGHTS IN CARDIAC COMMON STOCK. All shares of CTG Common Stock issued upon the surrender for exchange of shares of Cardiac Common Stock in accordance with the terms of this Article II (including any cash paid pursuant to Section 2.2(b) or 2.2(d)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Cardiac Common Stock and there shall be no further registration or transfers on the stock transfer books of the Surviving Corporation of the shares of Cardiac Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Old Certificate is presented to the Surviving Corporation for any reason, such Old Certificate shall be cancelled and exchanged as provided in this Article II.

                  (d) NO ISSUANCE OF FRACTIONAL SHARES. No certificates or scrip representing fractional shares of CTG Common Stock shall be issued upon the surrender for exchange of Old Certificates, and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a stockholder of CTG such as rights to dividends, stock splits or interest in lieu of issuing certificates for fractional shares.

                           (i) As promptly as practicable following the0
Effective Time, the Exchange Agent shall determine the excess of (x) the number of full shares of CTG Common Stock delivered to the Exchange Agent by CTG pursuant to Section 2.2(a) over (y) the maximum number of full shares of CTG Common Stock distributable to holders of Cardiac Common Stock pursuant to
Section 2.2(a) (such excess being herein called the "Excess Shares"). As soon after the Effective Time as practicable, the Exchange Agent, as agent for the holders of Cardiac Common Stock, shall aggregate and sell the Excess Shares at then prevailing prices in the appropriate market, all in the manner provided in subsection (ii) of this Section 2.2(d).

                           (ii) The sale of the Excess Shares by the Exchange
Agent shall be executed in the appropriate market through one or more member firms of the National Association of Securities Dealers, Inc. and shall be executed in round lots to the extent practicable. Until the net proceeds of such sale or sales have been distributed to the holders of Cardiac Common Stock as contemplated in subsection (iii) of this Section 2.2(d), the Exchange Agent shall hold such proceeds in trust for the holders of Cardiac Common Stock (the "Common Shares Trust"). CTG shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation of the Exchange Agent, incurred in connection with such sale of the Excess Shares. The Exchange Agent shall determine the portion of the Common Shares Trust to which each holder of Cardiac Common Stock shall be entitled, if any, by multiplying the amount of the aggregate net proceeds comprising the Common Shares Trust by a fraction, the numerator of which is the amount of the fractional share interest to which such holder of Cardiac Common Stock is entitled and the denominator of which is the aggregate amount of fractional share interests to which all holders of Cardiac Common Stock are entitled.

                           (iii) As soon as practicable after the determination
of the amount of cash, if any, to be paid to the holders of Cardiac Common Stock in lieu of any fractional share interests, the Exchange Agent shall make available such amounts without interest to such holders of Cardiac Common Stock.

                  (e) LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Old Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed, the Exchange Agent shall issue an exchange for such loss, stolen or destroyed Old Certificate the consideration payable and exchange therefor pursuant to this Article II. The Exchange Agent or the Surviving Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Old Certificate to give the Exchange Agent a bond in such reasonable sum as it may direct as indemnity against any claim that may be made against the Surviving Corporation with respect to the Old Certificate alleged to have been lost, stolen or destroyed.

                  (f) TERMINATION OF EXCHANGE FUND AND COMMON SHARES TRUST. Any portion of the Exchange Fund and Common Shares Trust which remains undistributed to the stockholders of Cardiac for six (6) months after the Effective Time shall be delivered to CTG, upon demand, and any former

Stockholders of Cardiac who have not theretofore complied with this Article II shall thereafter look only to CTG for payment of their claim for CTG Common Stock, any cash in lieu of fractional shares of CTG Common Stock and any dividends or distributions with respect to CTG Common Stock (and CTG shall remain obligated to so pay and/or distribute).

                  (g) NO LIABILITY. Neither the Exchange Agent, CTG, Merger Sub nor Cardiac shall be liable to any holder of shares of Cardiac Common Stock or CTG Common Stock, as the case may be, for shares (or dividends or distributions with respect thereto) of CTG Common Stock to be issued in exchange for Cardiac Common Stock pursuant to this Section 2.2, if, on or after the expiration of twelve (12) months following the Effective Date, such shares are delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         2.3 CARDIAC WARRANTS AND OPTIONS. At the Effective Time, each of Cardiac's then outstanding Cardiac Warrants, Cardiac Options and conversion rights (whether or not exercisable at the Effective Time) by virtue of the Merger and without any further action on the part of the holder thereof, shall be assumed by CTG and automatically converted, on the same terms, into a warrant, option or conversion right to purchase a number of shares of CTG Common Stock (to be registered shares to the extent the option, warrant or conversion right holder is, by the terms of the Cardiac option plan, warrant or conversion right in effect, entitled upon exercise of the option, warrant or conversion right, to receive registered stock) equal to the number of shares of Cardiac Common Stock covered by such Cardiac Warrants, Cardiac Options and conversion rights immediately prior to the Effective Time, at an exercise price per share of CTG Common Stock equal to the exercise price in effect under such Cardiac Warrants, Cardiac Options or conversion rights immediately prior to the Effective Time.

         As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Cardiac Options" shall mean and include any Unvested Cardiac Option and any Vested Cardiac Option.

                  (b) "Unvested Cardiac Option" shall mean each of the options to purchase Cardiac Common Stock that is outstanding at the Effective Time, which is not exercisable immediately prior to the Effective Time pursuant to its terms in effect as of the date hereof.

                  (c) "Vested Cardiac Option" shall mean each of the options to purchase Cardiac Common Stock that is outstanding at the Effective Time, which is exercisable immediately prior to the Effective Time pursuant to its terms in effect as of the date hereof.

                  (d) "Cardiac Warrants" shall mean each of the warrants to purchase Cardiac Common Stock that is outstanding at the Effective Time, which is exercisable immediately prior to the Effective Time pursuant to its terms in effect as of the date hereof.

                                   ARTICLE III

                CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATIONS

         The obligations of each party to perform this Agreement and consummate the transactions contemplated hereby will be subject to the satisfaction of the following conditions:

         3.1 STOCKHOLDER APPROVAL. The affirmative vote of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote at a special meeting of the stockholders of Cardiac shall have: (a) approved a reverse split of the Cardiac Common Stock at a one for five basis; (b) approved and adopted this Agreement and the Merger; and (c) ratified, approved and adopted the merger of CCS Subsidiary, Inc., a direct, wholly-owned subsidiary of Merger Sub with and into Electro-Catheter Corporation ("Electro"), a New Jersey corporation (the "Electro Merger") and an agreement and plan of reorganization, as amended, pursuant to which the Electro Merger will be effectuated.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 TERMINATION. This Agreement shall be terminated, and the Merger abandoned, notwithstanding the approval by the respective boards of directors and stockholders of Cardiac, CTG and Merger Sub of this Agreement and the Merger in the event of and simultaneous with a termination (at or at any time prior to the Effective Time) of the Electro Merger.

         4.2 AMENDMENT AND MODIFICATION. At any time prior to the Effective Time, the parties may, by written agreement, modify or amend this Agreement, provided that, material provisions may not be amended or modified after this Agreement has been approved and adopted by Cardiac stockholders, without the affirmative vote of the holders of a majority of the outstanding shares of Cardiac Common Stock entitled to vote at a special meeting of the stockholders of Cardiac.

         4.3 ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior arrangements or understandings, written or oral, with respect thereto.

         4.4 BENEFITS OF AGREEMENT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable by any party hereto without the consent of the other parties hereto; provided, however, that anything contained herein to the contrary notwithstanding, Merger Sub may assign and delegate any or all of its rights and obligations hereunder to any other direct or indirect wholly-owned subsidiary of CTG.

         4.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the DGCL and the laws of the State of Delaware applicable to contracts made and to be performed wholly therein.

         4.6 DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this agreement.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement of Merger and Plan of Reorganization to be executed and delivered on its behalf as of the date first above written.

                                                 CARDIAC CONTROL SYSTEMS, INC.

                                                 By: /s/ ALAN J. RABIN
                                                     --------------------------
                                                         Alan J. Rabin
                                                         President

                                                 CATHETER TECHNOLOGY GROUP, INC.

                                                 By: /s/ ALAN J. RABIN
                                                     --------------------------
                                                         Alan J. Rabin
                                                         President

                                                 CTG MERGER SUB, INC.

                                                 By: /s/ ALAN J. RABIN
                                                     ---------------------------
                                                         Alan J. Rabin
                                                         President

                                   EXHIBIT 1.4

         "4. The total number of shares of stock which the corporation shall have authority to issue is One Hundred (100) shares of common stock, par value of $.10 per share ("Common Stock")."

                                                                      APPENDIX C

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                          CARDIAC CONTROL SYSTEMS, INC.

         CARDIAC CONTROL SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that the Board of Directors of said corporation adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

         RESOLVED, that Article 4 of the Certificate of Incorporation be amended and restated by adding the following provisions thereto:

                  "4. Effective as of the date this Certificate of Amendment to the Certificate of Incorporation is duly filed with the Secretary of State of the State of Delaware, each five (5) shares of Common Stock, par value $.10 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall be exchanged for one (1) share of the Corporation's Common Stock, par value $.10 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates", whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the exchange agent duly appointed by the Corporation (the "Exchange Agent") for cancellation, a certificate or certificates (the "New Certificates", whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Corporation. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor on the basis of the last sale price quoted of the Old Common Stock on the OTC Bulletin Board on the Effective Date (or in the event the Corporation's Common Stock is not so traded on the Effective Date, such closing price on the next preceding day on which such stock was traded). The Corporation may retain a third party to collect and pool fractional share interests, sell the same and return payment to the holders of the interests. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation's Exchange Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Exchange Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, to provide funds for their purchase or establish to the satisfaction of the Exchange Agent that such taxes are not payable."

         RESOLVED, that any share of New Common Stock to be issued in exchange for shares of Old Common Stock and any cash to be paid in lieu of fractional share interests in New Common Stock shall revert in full ownership to the Corporation one year after the Effective Date if such shares and cash are not claimed by the persons entitled thereto.

         RESOLVED, that the shares of New Common Stock to be issued in exchange for shares of Old Common Stock shall, upon such issuance, be deemed to have been duly authorized and will be fully paid, validly issued and nonassessable.

         RESOLVED, that the appropriate officers of the Company be, and they hereby are, authorized and directed to adjust the capital accounts of the Corporation to transfer an amount from capital to surplus to cover the aggregate decrease in the par value of the issued shares of New Common Stock in light of the adoption of the foregoing resolutions.

         RESOLVED, that the appropriate officers of the Corporation are hereby authorized and directed to do all things and to prepare, execute, deliver, file, record and affix the Corporate seal to all agreements, documents and other instruments, their execution thereof to be conclusive evidence of their approval thereof and their authority to so do, including, without limitation, subject to the receipt of the requisite approval of the stockholders, which in their sole judgement are deemed necessary or advisable to implement the foregoing resolutions.

                                                                      APPENDIX D

                         COMPASS CAPITAL PARTNERS, LTD.

January 21, 1998

Board of Directors
Electro-Catheter Corporation
2100 Felver Court
Rahway, NJ  07065

Members of the Board:

         You have asked Compass Capital Partners, Ltd. to render its opinion as to the fairness from a financial point of view to the current stockholders of Electro-Catheter Corporation ("Electro") of a proposed merger with Cardiac Control Systems, Inc. ("Cardiac") whereby Electro's stockholders will receive two shares of Cardiac common stock for each three shares of Electro common stock held by them and their Electro shares will be cancelled (the "Merger").

         Compass Capital Partners, Ltd. ("CCP"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, employee benefit plans, and valuations for corporate, estate, and other purposes. Neither CCP nor any of its officers or employees has any interest in Electro or Cardiac, and all of such persons are otherwise independent with respect to the Merger.

         In arriving at its opinion, CCP:

         /bullet/ reviewed and relied upon a description of the Merger contained in the joint press release of Electro and Cardiac dated October 27, 1997;

         /bullet/ reviewed and relied upon Electro's and Cardiac's filings with the Securities and Exchange Commission on Form 10-K for the 1995, 1996 and 1997 fiscal years, and on Form 10-Q for the interim periods ended October 31, 1997 and November 30, 1997 for Cardiac and Electro, respectively;

         /bullet/ reviewed and relied upon an internally prepared Cardiac
                  Business Plan which reflects the Merger and projects segment and combined results of operations for the fiscal years 1998 through 2002;

         /bullet/ reviewed press releases issued by Electro and Cardiac between February 1995 and the date of this opinion, identified by Electro and Cardiac as constituting all press releases issued by either of them during such period;

         /bullet/ reviewed price and volume information relating to trading in the common stocks of each of Electro and Cardiac in 1997 and year-to-date 1998;

         /bullet/ reviewed and analyzed market trading and financial information about certain publicly-traded companies engaged in businesses that we deemed reasonably comparable to those of Electro and Cardiac;

         /bullet/ reviewed publicly available information with respect to announced acquisitions of businesses that we deemed reasonably comparable to Electro and Cardiac;

         /bullet/ conducted discussions with members of Electro's senior management relating to the business and prospects of Electro;

         /bullet/ conducted discussions with members of Electro's senior management concerning Electro's capital needs and the means of addressing such needs, including potential synergies to be realized as a result of the Merger;

         /bullet/ undertook such other reviews and analyses as we deemed appropriate, including an analysis of the relative contributions of Electro's and Cardiac's historical and projected operations to pro forma combined results of operations; and

         /bullet/ reviewed all of the foregoing with Electro's Board of Directors before forming our opinion.

         In preparing our opinion, we have relied on the accuracy and completeness of all information supplied or otherwise made available to us by Electro and Cardiac, and we have not independently verified such information or undertaken an independent appraisal of the assets of Electro or Cardiac, nor were we furnished with any such appraisal. We assume no responsibility to revise or update our opinion if there is a change in the financial condition or prospects of Electro or Cardiac from that disclosed or projected in the information we reviewed and set forth above or in general economic or market conditions. This opinion does not constitute a recommendation to any Electro stockholder as to how any such stockholder should vote on the Merger. This opinion does not address the relative merits of the Merger and any other transactions or business strategies that may have been discussed by Electro's Board of Directors as alternatives to the Merger or the decision of Electro's Board of Directors to proceed with the Merger. Our opinion has been prepared for the use of Electro's Board of Directors in its consideration of the Merger and may not be reproduced, summarized, described or referred to or given to any other person or otherwise made public without CCP's prior written consent, except for inclusion in full in the proxy statement to be sent to Electro's stockholders in connection with obtaining stockholder approval of the Merger, and in any other filings made by Electro under applicable securities laws. No opinion is expressed herein as to the price at which the securities to be issued in the Merger may trade at any time.

         Based upon and subject to the foregoing, it is CCP's opinion that, as of the date hereof, the Merger is fair, from a financial point of view, to the current stockholders of Electro.

                                                  COMPASS CAPITAL PARTNERS, LTD.

                                                  By: /s/ GABRIEL F. NAGY
                                                      --------------------------
                                                          Gabriel F. Nagy
                                                          Principal

                         COMPASS CAPITAL PARTNERS, LTD.

May 19, 1998

Board of Directors
Electro-Catheter Corporation
2100 Felver Court
Rahway, NJ 07065

Members of the Board:

         On January 21, 1998, Compass Capital Partners, Ltd. ("CCP") issued to you its opinion (the "January Opinion") as to the fairness from a financial point of view to the stockholders of Electro-Catheter Corporation ("Electro") of a proposed merger of Electro with Cardiac Control Systems, Inc. ("Cardiac") whereby Electro's stockholders were to receive two Cardiac shares for each three Electro shares held by them (the "Merger").

         Subsequently to the issuance of the January Opinion, Electro and Cardiac renegotiated the terms of the Merger. The parties executed a First Amendment to Agreement and Plan of Reorganization dated May 5, 1998 whereunder Electro will become an indirect subsidiary and Cardiac will become a direct subsidiary of a new company ("Holdings"), and each Electro and Cardiac share will be converted into one Holdings share (the "Revised Merger"). We are advised that the Revised Merger will change no other material terms of the Merger.

         You have asked CCP to express its opinion as to whether the Revised Merger is fair, from a financial point of view, to the current Electro stockholders.

         In arriving at its opinion, CCP:

         /bullet/ reviewed a copy of the First Amendment to Agreement And Plan of Reorganization, which describes the Revised Merger;

         /bullet/ reviewed press releases issued by Electro and Cardiac since
                  January 20, 1998;

         /bullet/ reviewed financial and market information with respect to Electro and Cardiac published between January 21, 1998 and May 15, 1998;

         /bullet/ reviewed current financials and market information with respect to the comparable public companies it reviewed in connection with its analysis of the Merger;

         /bullet/ reviewed Cardiac's internally prepared Business Plan, as amended since January 21, 1998, which contains the combined projections for Electro's and Cardiac's businesses for the fiscal years 1998 through 2002; and

         /bullet/ reviewed all of the foregoing with Electro's Board of Directors before forming our opinion.

         In preparing our opinion, we have relied on the accuracy and completeness of all information supplied or otherwise made available to us by Electro and Cardiac, and we have not independently verified such information or undertaken an independent appraisal of the assets of Electro or Cardiac, nor were we furnished with any such appraisal. We assume no responsibility to revise or update our opinion if there is a change in the financial condition or prospects of Electro or Cardiac from that disclosed or projected in the information we reviewed and set forth above or in general economic or market conditions. This opinion does not constitute a recommendation to any Electro stockholder as to how any such stockholder should vote on the Revised Merger. This opinion does not address the relative merits of the Revised Merger and any other transactions or business strategies that may have been discussed by Electro's Board of Directors as alternatives to the Revised Merger or the decision of Electro's Board of Directors to proceed with the Revised Merger. Our opinion has been prepared for the use of Electro's Board of Directors in its consideration of the Revised Merger and may not be reproduced, summarized, described or referred to or given to any other person or otherwise made public without CCP's prior written consent, except for inclusion in full in the proxy statement to be sent to Electro's stockholders in connection with obtaining stockholder approval of the Revised Merger, and in any other filings made by Electro under applicable securities laws. No opinion is expressed herein as to the price at which the securities to be issued in the Revised Merger may trade at any time.

         Based upon and subject to the foregoing, it is CCP's opinion that, as of the date hereof, the Revised Merger is fair, from a financial point of view, to the current stockholders of Electro.

                                                  COMPASS CAPITAL PARTNERS, LTD.

                                                  By: /s/ GABRIEL F. NAGY
                                                          ----------------------
                                                          Gabriel F. Nagy
                                                          Principal

                                                                      APPENDIX E

SS. 262.  APPRAISAL RIGHTS.

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation, the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation, and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of' stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

                  (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders, and further provided that no appraisal rights shall be available for any shares of stock of' the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of thiS title.

                  (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of' stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                           a. Shares of stock of the corporation surviving or
                  resulting from such merger or consolidation, or depository receipts in respect thereof',

                           b. Shares of stock of any other corporation, or
                  depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                           c. Cash in lieu of fractional shares or fractional
                  depository receipts described in the foregoing subparagraphs
                  a. and b. of this paragraph;

                           d. Any combination of the shares of stock, depository
                  receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                  (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d)      Appraisal rights shall be perfected as follows:

                  (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                  (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of' the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation. either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (1) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                      PROXY

                          ELECTRO-CATHETER CORPORATION
                                2100 FELVER COURT
                            RAHWAY, NEW JERSEY 07065
     THIS STOCKHOLDER PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby: (1) acknowledges receipt of the Notice of Special Meeting of Stockholders of Electro-Catheter Corporation (the "Company"), to be held at the Newark Airport Marriott Hotel, Newark International Airport, Newark, New Jersey 07114, at 10:00 a.m., local time, November 16, 1998, and the Joint Proxy Statement/Prospectus in connection therewith; and (2) appoints Ervin Schoenblum and Abraham H. Nechemie, as proxies, with the power to appoint their respective substitutes, to represent the undersigned at the Special Meeting of Stockholders and at any adjournment thereof, to vote and act with respect to all shares of common stock, $.10 par value, of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, if personally present, as designated below, hereby revoking any proxy heretofore given by the undersigned.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE             PLEASE MARK YOUR VOTES
 "FOR" THESE PROPOSALS.                               AS INDICATED IN THIS
                                                      EXAMPLE    [X]

1. To approve and adopt the Agreement and Plan of Reorganization, dated as of January 20, 1998, as amended by a First Amendment to Agreement and Plan of Reorganization, dated as of May 5, 1998, and Second Amendment to Agreement and Plan of Reorganization, dated as of August 7, 1998 and a Third Amendment to Agreement and Plan of Reorganization dated as of September 4, 1998 (collectively, the "Merger Agreement") among the Company, Cardiac Control Systems, Inc., a Delaware corporation ("Cardiac"), and CCS Subsidiary, Inc., a New Jersey corporation and a direct, wholly-owned subsidiary of Cardiac ("Sub"), providing for the merger contemplated thereby of Sub with and into the Company (the "Merger"), as a result of which the Company will become a direct, wholly-owned subsidiary of Cardiac and the stockholders of the Company will become stockholders of Catheter Technology Group, Inc., a Delaware corporation and parent holding company of Cardiac ("CTG"), to be formed as part of a restructuring in connection with the Merger. By virtue of the Merger, each outstanding share of common stock, $.10 par value, of the Company will be converted into the right to receive one-fifth of a share of common stock, $.10 par value, of CTG.


          FOR [ ]            AGAINST [ ]                ABSTAIN  [ ]

2. To authorize the Board of Directors to adjourn the Special Meeting of Stockholders to permit further solicitation of proxies, if necessary.


         FOR  [ ]            AGAINST [ ]                ABSTAIN  [ ]

3. To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.


         FOR  [ ]            AGAINST [ ]                ABSTAIN  [ ]


         PLEASE MARK ON THIS SIDE; THEN SIGN AND DATE ON OTHER SIDE AND
            RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS DESCRIBED


                                                  THIS PROXY IS SOLICITED
                                             ON BEHALF OF THE BOARD OF DIRECTORS


                                             Date: ______________________, 1998


                                             __________________________________
                                             Signature


                                             __________________________________
                                             Signature if held jointly


     PLEASE DATE, SIGN AS NAME(S) APPEAR(S) ABOVE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED. If shares are held in the name of two or more persons, all must sign. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee, or Guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer